UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04681

Name of Registrant:

Vanguard Bond Index Funds

Address of Registrant:

P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:

Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2014 – December 31, 2014

Item 1: Reports to Shareholders

Annual Report | December 31, 2014

Vanguard Bond Index Funds

Vanguard Short-Term Bond Index Fund

Vanguard Intermediate-Term Bond Index Fund

Vanguard Long-Term Bond Index Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	4
Short-Term Bond Index Fund.	11
Intermediate-Term Bond Index Fund.	32
Long-Term Bond Index Fund.	54
About Your Fund’s Expenses.	76
Glossary.	79

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended December 31, 2014

	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Short-Term Bond Index Fund
Investor Shares	0.98%	1.11%	0.05%	1.16%
Admiral™ Shares	1.08	1.21	0.05	1.26
Institutional Shares	1.11	1.24	0.05	1.29
Institutional Plus Shares	1.13	1.26	0.05	1.31
ETF Shares	1.08
Market Price				1.38
Net Asset Value				1.32
Barclays U.S. 1–5 Year Government/Credit Float
Adjusted Index				1.43
1–5 Year Investment-Grade Debt Funds
Average				1.01
1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Intermediate-Term Bond Index Fund
Investor Shares	2.39%	2.91%	3.94%	6.85%
Admiral Shares	2.49	3.02	3.94	6.96
Institutional Shares	2.52	3.05	3.94	6.99
Institutional Plus Shares	2.54	3.07	3.94	7.01
ETF Shares	2.49
Market Price				7.24
Net Asset Value				7.00
Barclays U.S. 5–10 Year Government/Credit Float				6.91
Adjusted Index
Core Bond Funds Average				5.28

Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares and Institutional Plus Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

1

Your Fund’s Total Returns

Fiscal Year Ended December 31, 2014

	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Long-Term Bond Index Fund
Investor Shares	3.60%	4.79%	14.93%	19.72%
Institutional Shares	3.73	4.94	14.93	19.87
Institutional Plus Shares	3.75	4.96	14.93	19.89
ETF Shares	3.70
Market Price				20.15
Net Asset Value				19.89
Barclays U.S. Long Government/Credit Float
Adjusted Index				19.31
Corporate A-Rated Debt Funds Average				7.54
Corporate A-Rated Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares and Institutional Plus Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

2

Your Fund’s Performance at a Glance

December 31, 2013, Through December 31, 2014
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Short-Term Bond Index Fund
Investor Shares	$10.49	$10.48	$0.116	$0.015
Admiral Shares	10.49	10.48	0.126	0.015
Institutional Shares	10.49	10.48	0.130	0.015
Institutional Plus Shares	10.49	10.48	0.132	0.015
ETF Shares	79.89	79.87	0.959	0.114
Vanguard Intermediate-Term Bond Index Fund
Investor Shares	$11.09	$11.46	$0.316	$0.067
Admiral Shares	11.09	11.46	0.327	0.067
Institutional Shares	11.09	11.46	0.331	0.067
Institutional Plus Shares	11.09	11.46	0.333	0.067
ETF Shares	81.65	84.41	2.403	0.494
Vanguard Long-Term Bond Index Fund
Investor Shares	$12.41	$14.26	$0.556	$0.003
Institutional Shares	12.41	14.26	0.573	0.003
Institutional Plus Shares	12.41	14.26	0.576	0.003
ETF Shares	81.45	93.73	3.639	0.020

3

Chairman’s Letter

Dear Shareholder,

Many investors expected yields to continue climbing in 2014 as the Federal Reserve wound down its unprecedented bond-buying program, which had been designed to speed the economy’s recovery. But markets often do the unexpected, and intermediate- and long-term yields drifted lower over the 12 months ended December 31, 2014. Prospects for global growth grew more clouded, geopolitical tensions simmered, and any acceleration in inflation appeared more distant.

Because bond yields and prices move in opposite directions, the environment was positive overall for the bond market, with a strong recovery playing out among longer-dated securities. Vanguard Long-Term Bond Index Fund returned 19.72% for the 12 months, with roughly three-quarters of that coming from an appreciation in bond prices. (All returns and yields cited in this letter are for the funds’ Investor Shares.) Price appreciation was less pronounced for Vanguard Intermediate-Term Bond Index Fund and Vanguard Short-Term Bond Index Fund, which returned 6.85% and 1.16%, respectively.

Although the returns of the Short- and Intermediate-Term Funds were roughly in line with those of their benchmarks, the Long-Term Fund ran ahead of its benchmark, owing largely to temporary differences in security pricing. All three funds outpaced the average returns of their peer groups.

4

The 30-day SEC yield for the Short-Term Fund climbed to 0.98%, from 0.68% a year earlier. By contrast, that yield fell to 2.39% from 2.73% for the Intermediate-Term Fund and to 3.60% from 4.54% for the Long-Term Fund.

Please note that the conversion of the funds’ Signal Shares to Admiral Shares was completed in October 2014 as part of a yearlong plan to streamline Vanguard’s share-class offerings.

U.S. stocks finished strongly for the sixth straight year
U.S. stocks returned nearly 13% for the 12 months, posting gains for the sixth consecutive calendar year. Rising corporate earnings, the growing U.S. economy, and generally accommodative global monetary policies lifted domestic markets even as Europe and China faced economic challenges, tensions flared in the Middle East and Ukraine, and concerns arose over stocks’ high valuations.

Investors seemed to be reassured by the Fed’s stance that it will be “patient” as it decides when to increase short-term interest rates. Other central banks—including the Bank of Japan, the European Central Bank, and the People’s Bank of China—announced significant additional stimulus measures.

International stocks didn’t fare as well as their U.S. counterparts, returning about –3% in dollar terms. Their performance was hurt as many foreign currencies weakened against the U.S. dollar.

Market Barometer
		Average Annual Total Returns
		Periods Ended December 31, 2014
	One	Three	Five
	Year	Years	Years
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	5.97%	2.66%	4.45%
Barclays Municipal Bond Index (Broad tax-exempt market)	9.05	4.30	5.16
Citigroup Three-Month U.S. Treasury Bill Index	0.03	0.04	0.06

Stocks
Russell 1000 Index (Large-caps)	13.24%	20.62%	15.64%
Russell 2000 Index (Small-caps)	4.89	19.21	15.55
Russell 3000 Index (Broad U.S. market)	12.56	20.51	15.63
FTSE All-World ex US Index (International)	-3.31	9.41	4.75

CPI
Consumer Price Index	0.76%	1.33%	1.69%

5

Emerging-market stocks rose slightly, while stocks from the developed markets of Europe and the Pacific region retreated.

In a reversal from the previous year, bond prices rose during 2014
The bond market was rattled in 2013 when the Fed indicated its intention to cut back and eventually end its stimulative bond-buying program. The gradual pace of tapering in 2014 helped calm bond investors’ nerves, however, as did the Fed’s repeated assurances that short-term interest rates were likely to remain low even after the program ended.

The economy showed enough strength for the Fed to end the program in October. Gross domestic product continued to gain traction after a disappointing first quarter, the labor market improved, and inflation remained tame with help in the second half of the year from a slide in oil prices.

This environment of moderate economic growth, low inflation, and continued easy monetary policy helped revive investor appetite for bonds. Other factors included the turmoil in the Middle East and Eastern Europe and greater interest in U.S. bonds from foreign investors given the strong dollar and the bonds’ relatively high yields.

With this favorable backdrop, the broad U.S. taxable bond market returned 5.97% for the period. Municipal bonds returned 9.05%, benefiting from increased demand and generally limited supply. International

Expense Ratios
Your Fund Compared With Its Peer Group
						Peer
	Investor	Admiral	Institutional	Institutional	ETF	Group
	Shares	Shares	Shares	Plus Shares	Shares	Average
Short-Term Bond Index Fund	0.20%	0.10%	0.07%	0.05%	0.10%	0.81%
Intermediate-Term Bond Index Fund	0.20	0.10	0.07	0.05	0.10	0.83
Long-Term Bond Index Fund	0.20	—	0.07	0.05	0.10	0.93

The fund expense ratios shown are from the prospectus dated April 29, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended December 31, 2014, the funds’ expense ratios were: for the Short-Term Bond Index Fund, 0.20% for Investor Shares, 0.10% for Admiral Shares, 0.07% for Institutional Shares, 0.05% for Institutional Plus Shares, and 0.10% for ETF Shares; for the Intermediate-Term Bond Index Fund, 0.20% for Investor Shares, 0.10% for Admiral Shares, 0.07% for Institutional Shares, 0.05% for Institutional Plus Shares, and 0.10% for ETF Shares; and for the Long-Term Bond Index Fund, 0.20% for Investor Shares, 0.07% for Institutional Shares, 0.05% for Institutional Plus Shares, and 0.10% for ETF Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2013.

Peer groups: For the Short-Term Bond Index Fund, 1–5 Year Investment-Grade Debt Funds; for the Intermediate-Term Bond Index Fund, Core
Bond Funds; for the Long-Term Bond Index Fund, Corporate A-Rated Debt Funds.

6

bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –3.08%.

As for money market funds and savings accounts, their returns remained minuscule, as the Fed kept its target for short-term interest rates between 0% and 0.25%.

Longer-term bonds staged a strong rebound
Over the 12 months, the Treasury yield curve flattened. Yields of short-term Treasuries edged higher on the prospect of a rise in the federal funds target rate down the road, while those of longer-dated Treasuries fell. The 3-year Treasury yield, for example, rose 34 basis points to 1.10%, while the 10-year Treasury yield fell 78 basis points to 2.19% and the 30-year Treasury yield fell 114 basis points to 2.76%. (A basis point is one-hundredth of a percentage point.)

Treasuries in particular benefited as investors looked for a safe haven for their assets. These securities, whose weightings in the funds ranged from roughly 30% to

Total Returns
Ten Years Ended December 31, 2014
Average
Annual Return
Short-Term Bond Index Fund Investor Shares	3.22%
Spliced Barclays U.S. 1–5 Year Government/Credit Float Adjusted Index	3.37
1–5 Year Investment-Grade Debt Funds Average	2.56
For a benchmark description, see the Glossary.
1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Intermediate-Term Bond Index Fund Investor Shares	5.45%
Spliced Barclays U.S. 5–10 Year Government/Credit Float Adjusted Index	5.50
Spliced Intermediate Investment-Grade Debt Funds Average	4.12
For a benchmark description, see the Glossary.
Spliced Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Long-Term Bond Index Fund Investor Shares	7.31%
Spliced Barclays U.S. Long Government/Credit Float Adjusted Index	7.36
Corporate A-Rated Debt Funds Average	4.46
For a benchmark description, see the Glossary.
Corporate A-Rated Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

7

60%, returned just over 5% for the year. Although short-term Treasuries made modest gains, price appreciation drove their long-term counterparts up by more than 25%. Government agency bonds, given their slightly higher risk profile, produced a return of close to 4%.

Corporate bonds, another heavyweight segment for all three funds, returned more than 7% for the 12 months, even though the spread between their yields and those of comparable Treasuries widened in the second half of the year. Here, too, long-term bonds were a large contributor to overall performance, returning close to 16%.

Within corporate bonds, utilities—generally considered a defensive sector—produced a double-digit return that put them well ahead of bonds issued by industrial companies and financial institutions. The differences in performance by credit quality were more muted, although lower-rated investment-grade corporate bonds tended to fare a little better than their higher-rated counterparts.

Vanguard’s outlook for investors: Expect less and stay balanced

In Vanguard’s recently published market outlook, global chief economist Joe Davis and his team discuss expected returns for various asset classes over the coming years. Although not bearish, our outlook on global stocks and bonds is the most guarded since 2006. The report cautions that, over the next decade, returns for a balanced portfolio are likely to be moderately below long-run historical averages.

Our simulations indicate that the average annualized returns of a 60% equity/40% bond portfolio for the decade ending 2024 are most likely to be centered in the 3%–5% range after inflation, below the actual average after-inflation return of 5.6% for the same portfolio since 1926.

Even so, Vanguard firmly believes that the principles for investing success—focusing on clear goals, a suitable asset allocation, low costs, and long-term discipline—remain unchanged.

For more information about our expectations and the probability of various outcomes, see Vanguard’s Economic and Investment Outlook, available at vanguard.com/research.

IMPORTANT: The projections and other information generated by the Vanguard Capital Markets Model (VCMM)
regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual invest-
ment results, and are not guarantees of future results. Distribution of return outcomes from VCMM, derived from 10,000 simulations for U.S. equity returns and fixed income returns. Simulations as of September 30, 2014.
Results from the model may vary with each use and over time. For more information, please see page 9.

8

The funds’ low cost was a constant during the market’s ups and downs
Costs are a key factor in determining how much of a fund’s return investors actually get to keep. Over the decade ended December 31, 2014, the average annual return was 3.22% for the Short-Term Fund, 5.45% for the Intermediate-Term Fund, and 7.31% for the Long-Term Fund. The low expense ratios of the funds have helped all three come in 15 basis points or less behind the returns of their expense-free benchmarks. Each of the three funds also outpaced the average return for its peers. With return prospects for bonds looking more muted than in recent years (see the box on page 8), the funds’ low expense ratios will remain key to helping you keep more of what your fund produces.

To build for the long term, start with a solid foundation
As the leader of a major investment firm, I get asked a lot of questions on all kinds of topics, from the outlook for global markets to the best fund choices for an IRA. But a topic that almost never comes up—and one that I consider perhaps the most important—is setting investment goals.

IMPORTANT: The projections and other information generated by the Vanguard Capital Markets Model regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual investment results, and are not guarantees of future results. VCMM results will vary with each use and over time.
The VCMM projections are based on a statistical analysis of historical data. Future returns may behave differently from the historical patterns captured in the VCMM. More important, the VCMM may be underestimating extreme negative scenarios unobserved in the historical period on which the model estimation is based.
The Vanguard Capital Markets Model® is a proprietary financial simulation tool developed and maintained by Vanguard’s primary investment research and advice teams. The model forecasts distributions of future returns for a wide array of broad asset classes. Those asset classes include U.S. and international equity markets, several maturities of the U.S. Treasury and corporate fixed income markets, international fixed income markets, U.S. money markets, commodities, and certain alternative investment strategies. The theoretical and empirical foundation for the Vanguard Capital Markets Model is that the returns of various asset classes reflect the compensation investors require for bearing different types of systematic risk (beta). At the core of the model are estimates of the dynamic statistical relationship between risk factors and asset returns, obtained from statistical analysis based on available monthly financial and economic data from as early as 1960. Using a system of estimated equations, the model then applies a Monte Carlo simulation method to project the estimated interrelationships among risk factors and asset classes as well as uncertainty and randomness over time. The model generates a large set of simulated outcomes for each asset class over several time horizons. Forecasts are obtained by computing measures of central tendency in these simulations. Results produced by the tool will vary with each use and over time.

9

At Vanguard, we believe that following four timeless, straightforward principles can help put you on the right track toward investment success:

• Goals. Create clear, appropriate
investment goals.

• Balance. Develop a suitable asset
allocation using broadly diversified funds.

• Cost. Minimize cost.

• Discipline. Maintain perspective and
long-term discipline.

All four principles are essential, and the order in which they’re listed is intentional. Every good investment plan begins with a clearly defined goal, which sets the foundation for building your portfolio. (You can read more in Vanguard’s Principles for Investing Success, available at vanguard.com/research.)

Setting an investment goal doesn’t have to be complicated. It can be as simple as saving for retirement or for a child’s college education. Being realistic about your goals—and how to meet them—can help you stick with your investment plan even when times get tough.

We’ve recently welcomed a new year, which for many means a new beginning. Now is a perfect time to revisit your investment plan and make any necessary adjustments to help you reach your long-term financial goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
January 14, 2015

10

Short-Term Bond Index Fund

Fund Profile
As of December 31, 2014

Share-Class Characteristics
	Investor	Admiral	Institutional	Institutional
	Shares	Shares	Shares	Plus Shares	ETF Shares
Ticker Symbol	VBISX	VBIRX	VBITX	VBIPX	BSV
Expense Ratio[1]	0.20%	0.10%	0.07%	0.05%	0.10%
30-Day SEC Yield	0.98%	1.08%	1.11%	1.13%	1.08%

Financial Attributes
		Barclays
		1–5 Year
		Gov/	Barclays
		Credit	Aggregate
		Float Adj	Float Adj
	Fund	Index	Index
Number of Bonds	2,049	2,886	9,054
Yield to Maturity
(before expenses)	1.2%	1.2%	2.2%
Average Coupon	2.0%	2.3%	3.2%
Average Duration	2.7 years	2.7 years	5.7 years
Average Effective
Maturity	2.7 years	2.8 years	7.7 years
Short-Term
Reserves	0.6%	—	—

Sector Diversification (% of portfolio)
Finance	10.5%
Foreign	7.9
Industrial	12.5
Treasury/Agency	67.6
Utilities	1.2
Other	0.3
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays
	1–5 Year
	Gov/
	Credit	Barclays
	Float Adj	Aggregate Float
	Index	Adj Index
R-Squared	0.98	0.78
Beta	0.95	0.34
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Credit Quality (% of portfolio)
U.S. Government	67.4%
Aaa	5.4
Aa	4.2
A	13.3
Baa	9.7
Credit-quality ratings are obtained from Barclays and are generally from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. For more information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	2.1%
1 - 3 Years	60.7
3 - 5 Years	37.2

1 The expense ratios shown are from the prospectus dated April 29, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended December 31, 2014, the expense ratios were 0.20% for Investor Shares, 0.10% for Admiral Shares, 0.07% for Institutional Shares, 0.05% for Institutional Plus Shares, and 0.10% for ETF Shares.

11

Short-Term Bond Index Fund

Investment Focus

12

Short-Term Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 31, 2004, Through December 31, 2014
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended December 31, 2014
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Short-Term Bond Index Fund Investor
	Shares	1.16%	2.00%	3.22%	$13,725
	Spliced Barclays U.S. 1–5 Year
••••••••	Government/Credit Float Adjusted
	Index	1.43	2.23	3.37	13,923
– – – –	1–5 Year Investment-Grade
	Debt Funds Average	1.01	2.38	2.56	12,876
	Spliced Barclays U.S. Aggregate Float
	Adjusted Index	5.85	4.48	4.72	15,867
For a benchmark description, see the Glossary.
1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Short-Term Bond Index Fund Admiral Shares	1.26%	2.11%	3.31%	$13,851
Spliced Barclays U.S. 1–5 Year
Government/Credit Float Adjusted Index	1.43	2.23	3.37	13,923
Spliced Barclays U.S. Aggregate Float
Adjusted Index	5.85	4.48	4.72	15,867

See Financial Highlights for dividend and capital gains information.

13

Short-Term Bond Index Fund

	Average Annual Total Returns
	Periods Ended December 31, 2014
		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(9/27/2011)	Investment
Short-Term Bond Index Fund Institutional
Shares	1.29%	1.23%	$5,203,932
Barclays U.S. 1–5 Year Government/Credit
Float Adjusted Index	1.43	1.34	5,220,952
Barclays U.S. Aggregate Float
Adjusted Index	5.85	2.94	5,495,911
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $100,000,000
	Year	(9/29/2011)	Investment
Short-Term Bond Index Fund Institutional Plus
Shares	1.31%	1.26%	$104,146,721
Barclays U.S. 1–5 Year Government/Credit
Float Adjusted Index	1.43	1.34	104,411,225
Barclays U.S. Aggregate Float Adjusted Index
	5.85	2.86	109,623,027
"Since Inception" performance is calculated from the Institutional Plus Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(4/3/2007)	Investment
Short-Term Bond Index Fund
ETF Shares Net Asset Value	1.32%	2.10%	3.36%	$12,917
Spliced Barclays U.S. 1–5 Year
Government/Credit Float Adjusted Index	1.43	2.23	3.42	12,973
Spliced Barclays U.S. Aggregate Float
Adjusted Index	5.85	4.48	5.03	14,629
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: April 3, 2007, Through December 31, 2014

			Since
	One	Five	Inception
	Year	Years	(4/3/2007)
Short-Term Bond Index Fund ETF Shares Market
Price	1.38%	10.84%	29.26%
Short-Term Bond Index Fund ETF Shares Net Asset
Value	1.32	10.97	29.17
Spliced Barclays U.S. 1–5 Year Government/Credit
Float Adjusted Index	1.43	11.64	29.73
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

14

Short-Term Bond Index Fund

Fiscal-Year Total Returns (%): December 31, 2004, Through December 31, 2014
				Spliced
				Barclays
				1–5 Year
				Gov/Credit
			Investor Shares	FA Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2005	3.48%	-2.17%	1.31%	1.44%
2006	4.39	-0.30	4.09	4.22
2007	4.79	2.43	7.22	7.27
2008	3.95	1.48	5.43	5.12
2009	2.91	1.37	4.28	4.62
2010	2.22	1.70	3.92	4.08
2011	1.85	1.11	2.96	3.13
2012	1.46	0.49	1.95	2.24
2013	1.10	-1.03	0.07	0.29
2014	1.11	0.05	1.16	1.43
For a benchmark description, see the Glossary.

15

Short-Term Bond Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of December 31, 2014

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
United States Treasury Note/Bond	1.500%	11/30/19	746,865	741,846	1.9%
United States Treasury Note/Bond	0.625%	11/15/16	539,225	539,139	1.4%
United States Treasury Note/Bond	1.250%	11/30/18	542,814	538,742	1.4%
United States Treasury Note/Bond	0.625%	8/31/17	478,326	473,619	1.2%
United States Treasury Note/Bond	1.625%	8/31/19	461,569	461,855	1.2%
United States Treasury Note/Bond	1.625%	12/31/19	450,000	449,226	1.2%
United States Treasury Note/Bond	1.500%	5/31/19	448,140	447,020	1.2%
United States Treasury Note/Bond	0.625%	10/15/16	440,900	440,971	1.1%
United States Treasury Note/Bond	0.625%	9/30/17	439,100	434,230	1.1%
United States Treasury Note/Bond	2.125%	12/31/15	419,190	426,723	1.1%
United States Treasury Note/Bond	0.625%	8/15/16	406,175	406,683	1.1%
United States Treasury Note/Bond	1.500%	2/28/19	402,200	402,264	1.0%
United States Treasury Note/Bond	0.750%	1/15/17	393,870	394,177	1.0%
United States Treasury Note/Bond	1.375%	9/30/18	383,245	382,766	1.0%
United States Treasury Note/Bond	1.750%	9/30/19	368,231	370,186	1.0%
United States Treasury Note/Bond	1.000%	9/30/16	365,305	367,932	1.0%
United States Treasury Note/Bond	1.500%	1/31/19	357,060	357,171	0.9%
United States Treasury Note/Bond	0.625%	12/15/16	353,085	352,866	0.9%
United States Treasury Note/Bond	0.875%	9/15/16	349,855	351,604	0.9%
United States Treasury Note/Bond	0.875%	4/30/17	351,019	351,402	0.9%
United States Treasury Note/Bond	0.625%	5/31/17	347,190	345,239	0.9%
United States Treasury Note/Bond	4.500%	2/15/16	325,568	340,573	0.9%
United States Treasury Note/Bond	0.250%	5/15/16	333,835	333,000	0.9%
United States Treasury Note/Bond	1.000%	12/15/17	329,325	328,604	0.9%
United States Treasury Note/Bond	1.625%	6/30/19	326,355	327,119	0.8%
United States Treasury Note/Bond	0.500%	7/31/17	314,520	310,884	0.8%
United States Treasury Note/Bond	1.625%	7/31/19	309,605	309,992	0.8%

16

Short-Term Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
United States Treasury Note/Bond	1.375%	6/30/18	307,450	308,028	0.8%
United States Treasury Note/Bond	1.625%	4/30/19	305,194	306,146	0.8%
United States Treasury Note/Bond	0.750%	6/30/17	304,565	303,329	0.8%
United States Treasury Note/Bond	1.500%	8/31/18	298,780	300,134	0.8%
United States Treasury Note/Bond	1.000%	9/15/17	295,640	295,732	0.8%
United States Treasury Note/Bond	0.875%	12/31/16	291,061	292,106	0.8%
United States Treasury Note/Bond	0.625%	7/15/16	291,475	291,976	0.8%
United States Treasury Note/Bond	5.125%	5/15/16	273,915	291,333	0.8%
United States Treasury Note/Bond	0.875%	6/15/17	288,500	288,321	0.7%
United States Treasury Note/Bond	2.375%	3/31/16	280,142	286,972	0.7%
United States Treasury Note/Bond	1.000%	10/31/16	280,143	282,112	0.7%
United States Treasury Note/Bond	1.625%	3/31/19	278,390	279,520	0.7%
United States Treasury Note/Bond	0.875%	10/15/17	274,315	273,201	0.7%
United States Treasury Note/Bond	0.250%	4/15/16	271,875	271,407	0.7%
United States Treasury Note/Bond	0.375%	3/31/16	267,630	267,547	0.7%
United States Treasury Note/Bond	0.875%	8/15/17	263,815	263,113	0.7%
United States Treasury Note/Bond	0.625%	2/15/17	262,630	261,931	0.7%
United States Treasury Note/Bond	1.000%	3/31/17	259,810	260,948	0.7%
United States Treasury Note/Bond	0.750%	12/31/17	263,060	260,224	0.7%
United States Treasury Note/Bond	0.750%	2/28/18	246,495	243,066	0.6%
United States Treasury Note/Bond	1.000%	5/31/18	243,867	241,467	0.6%
United States Treasury Note/Bond	2.000%	1/31/16	235,350	239,506	0.6%
United States Treasury Note/Bond	1.750%	5/31/16	231,975	236,144	0.6%
United States Treasury
Note/Bond	0.250%–9.125%	5/31/15–10/31/19	6,166,051	6,219,511	16.1%
				23,549,607	61.1%
Agency Bonds and Notes
1 Federal Home Loan Banks	0.375%–5.625%	2/19/16–12/13/19	471,645	485,298	1.3%
2 Federal Home Loan
Mortgage Corp.	0.500%–5.500%	4/18/16–10/2/19	771,870	784,077	2.0%
2 Federal National
Mortgage Assn.	0.000%–5.250%	3/15/16–11/26/19	969,200	974,151	2.5%
Agency Bonds and Notes—Other †				135,969	0.4%
				2,379,495	6.2%
Total U.S. Government and Agency Obligations (Cost $25,921,055)				25,929,102	67.3%
Corporate Bonds
Finance
3 Banking †				3,159,165	8.2%
Brokerage †				78,815	0.2%
3 Finance Companies †				268,597	0.7%
Insurance †				361,023	1.0%
Other Finance †				7,811	0.0%
Real Estate Investment Trusts †				164,134	0.4%
				4,039,545	10.5%
Industrial
Basic Industry †				345,570	0.9%
Capital Goods †				434,284	1.1%
Communication †				686,132	1.8%
3 Consumer Cyclical †				608,721	1.6%
3 Consumer Noncyclical †				1,195,205	3.1%

17

Short-Term Bond Index Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
3	Energy †				811,440	2.1%
	Other Industrial †				3,567	0.0%
3	Technology †				590,310	1.5%
	Transportation †				120,119	0.3%
					4,795,348	12.4%
Utilities
	Electric †				436,970	1.1%
	Natural Gas †				39,368	0.1%
	Other Utility †				223	0.0%
					476,561	1.2%
Total Corporate Bonds (Cost $9,273,694)					9,311,454	24.1%
Sovereign Bonds (U.S. Dollar-Denominated)
	European Investment
	Bank	0.500%–5.125%	9/1/15–6/17/19	484,850	491,116	1.3%
	FMS Wertmanagement
	AoeR	0.625%–1.625%	4/18/16–11/20/18	60,425	60,289	0.1%
4	KFW	0.500%–5.125%	10/26/15–10/15/19	373,720	380,413	1.0%
	Sovereign Bonds
	(U.S. Dollar-Denominated)—Other †				2,073,767	5.4%
Total Sovereign Bonds (Cost $2,996,874)					3,005,585	7.8%
Taxable Municipal Bonds (Cost $37,939) †					38,409	0.1%

				Shares
Temporary Cash Investment
Money Market Fund
5	Vanguard Market Liquidity Fund
	(Cost $230,291)	0.126%		230,290,647	230,291	0.6%
Total Investments (Cost $38,459,853)					38,514,841	99.9%
Other Assets and Liabilities
Other Assets					887,792	2.3%
Liabilities					(848,131)	(2.2%)
					39,661	0.1%
Net Assets					38,554,502	100.0%

18

Short-Term Bond Index Fund

At December 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	38,490,411
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	9,103
Unrealized Appreciation (Depreciation)	54,988
Net Assets	38,554,502

Investor Shares—Net Assets
Applicable to 254,382,244 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,666,939
Net Asset Value Per Share—Investor Shares	$10.48

Admiral Shares—Net Assets
Applicable to 1,260,223,093 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	13,212,168
Net Asset Value Per Share—Admiral Shares	$10.48

Institutional Shares—Net Assets
Applicable to 429,687,368 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,504,846
Net Asset Value Per Share—Institutional Shares	$10.48

Institutional Plus Shares—Net Assets
Applicable to 239,918,692 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,515,306
Net Asset Value Per Share—Institutional Plus Shares	$10.48

ETF Shares—Net Assets
Applicable to 196,012,541 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	15,655,243
Net Asset Value Per Share—ETF Shares	$79.87

• See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the aggregate value of these securities was $74,034,000, representing 0.2% of net assets.
4 Guaranteed by the Federal Republic of Germany.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

19

Short-Term Bond Index Fund

Statement of Operations

Year Ended
December 31, 2014
($000)
Investment Income
Income
Interest[1]	473,707
Total Income	473,707
Expenses
The Vanguard Group—Note B
Investment Advisory Services	850
Management and Administrative—Investor Shares	4,923
Management and Administrative—Admiral Shares	6,244
Management and Administrative—Signal Shares	3,135
Management and Administrative—Institutional Shares	1,826
Management and Administrative—Institutional Plus Shares	520
Management and Administrative—ETF Shares	10,331
Marketing and Distribution—Investor Shares	712
Marketing and Distribution—Admiral Shares	1,166
Marketing and Distribution—Signal Shares	1,443
Marketing and Distribution—Institutional Shares	904
Marketing and Distribution—Institutional Plus Shares	486
Marketing and Distribution—ETF Shares	3,428
Custodian Fees	199
Auditing Fees	46
Shareholders’ Reports—Investor Shares	83
Shareholders’ Reports—Admiral Shares	76
Shareholders’ Reports—Signal Shares	123
Shareholders’ Reports—Institutional Shares	13
Shareholders’ Reports—Institutional Plus Shares	17
Shareholders’ Reports—ETF Shares	386
Trustees’ Fees and Expenses	27
Total Expenses	36,938
Net Investment Income	436,769
Realized Net Gain (Loss) on Investment Securities Sold	73,646
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(42,803)
Net Increase (Decrease) in Net Assets Resulting from Operations	467,612
1 Interest income from an affiliated company of the fund was $186,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Short-Term Bond Index Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	436,769	362,370
Realized Net Gain (Loss)	73,646	102,602
Change in Unrealized Appreciation (Depreciation)	(42,803)	(407,270)
Net Increase (Decrease) in Net Assets Resulting from Operations	467,612	57,702
Distributions
Net Investment Income
Investor Shares	(31,983)	(33,136)
Admiral Shares	(93,269)	(54,985)
Signal Shares	(58,165)	(76,531)
Institutional Shares	(50,579)	(33,150)
Institutional Plus Shares	(27,303)	(18,853)
ETF Shares	(175,470)	(145,715)
Realized Capital Gain[1]
Investor Shares	(3,865)	(8,859)
Admiral Shares	(17,249)	(14,411)
Signal Shares	(1,282)	(19,783)
Institutional Shares	(6,217)	(8,767)
Institutional Plus Shares	(3,512)	(5,085)
ETF Shares	(21,832)	(39,575)
Total Distributions	(490,726)	(458,850)
Capital Share Transactions
Investor Shares	(335,640)	(142,927)
Admiral Shares	8,220,185	696,553
Signal Shares	(7,071,916)	1,545,446
Institutional Shares	1,228,775	667,150
Institutional Plus Shares	649,762	782,482
ETF Shares	1,738,776	4,795,948
Net Increase (Decrease) from Capital Share Transactions	4,429,942	8,344,652
Total Increase (Decrease)	4,406,828	7,943,504
Net Assets
Beginning of Period	34,147,674	26,204,170
End of Period	38,554,502	34,147,674
1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $7,265,000 and $2,695,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Short-Term Bond Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.49	$10.63	$10.61	$10.55	$10.42
Investment Operations
Net Investment Income	.116	.116	.153	.193	.229
Net Realized and Unrealized Gain (Loss)
on Investments	.005	(.109)	.052	.117	.177
Total from Investment Operations	.121	.007	.205	.310	.406
Distributions
Dividends from Net Investment Income	(.116)	(.116)	(.153)	(.193)	(. 229)
Distributions from Realized Capital Gains	(. 015)	(. 031)	(. 032)	(. 057)	(.047)
Total Distributions	(.131)	(.147)	(.185)	(. 250)	(. 276)
Net Asset Value, End of Period	$10.48	$10.49	$10.63	$10.61	$10.55

Total Return[1]	1.16%	0.07%	1.95%	2.96%	3.92%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,667	$3,003	$3,185	$3,802	$4,226
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.22%	0.22%
Ratio of Net Investment Income to
Average Net Assets	1.10%	1.09%	1.44%	1.81%	2.15%
Portfolio Turnover Rate[2]	45%	50%	51%	67%	58%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Short-Term Bond Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.49	$10.63	$10.61	$10.55	$10.42
Investment Operations
Net Investment Income	.126	.127	.164	.205	.240
Net Realized and Unrealized Gain (Loss)
on Investments	.005	(.109)	.052	.117	.177
Total from Investment Operations	.131	.018	.216	.322	.417
Distributions
Dividends from Net Investment Income	(.126)	(.127)	(.164)	(. 205)	(. 240)
Distributions from Realized Capital Gains	(. 015)	(. 031)	(. 032)	(. 057)	(.047)
Total Distributions	(.141)	(.158)	(.196)	(. 262)	(. 287)
Net Asset Value, End of Period	$10.48	$10.49	$10.63	$10.61	$10.55

Total Return[1]	1.26%	0.17%	2.05%	3.08%	4.03%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,212	$5,035	$4,401	$4,094	$3,766
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.11%	0.11%
Ratio of Net Investment Income to
Average Net Assets	1.20%	1.19%	1.54%	1.92%	2.26%
Portfolio Turnover Rate[2]	45%	50%	51%	67%	58%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Short-Term Bond Index Fund

Financial Highlights

Signal Shares
	Jan. 1,
2014, to
For a Share Outstanding	Oct. 24,		Year Ended December 31,
Throughout Each Period	2014[1]	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.49	$10.63	$10.61	$10.55	$10.42
Investment Operations
Net Investment Income	.103	.127	.164	.205	.240
Net Realized and Unrealized Gain (Loss)
on Investments	.062	(.109)	.052	.117	.177
Total from Investment Operations	.165	.018	.216	.322	.417
Distributions
Dividends from Net Investment Income	(.103)	(.127)	(.164)	(.205)	(.240)
Distributions from Realized Capital Gains	(.002)	(.031)	(.032)	(.057)	(.047)
Total Distributions	(.105)	(.158)	(.196)	(.262)	(.287)
Net Asset Value, End of Period	$10.55[1]	$10.49	$10.63	$10.61	$10.55

Total Return	1.57%	0.17%	2.05%	3.08%	4.03%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$—	$7,035	$5,570	$6,571	$6,987
Ratio of Total Expenses to Average Net Assets	0.10%[2]	0.10%	0.10%	0.11%	0.11%
Ratio of Net Investment Income to
Average Net Assets	1.20%[2]	1.19%	1.54%	1.92%	2.26%
Portfolio Turnover Rate[3]	45%	50%	51%	67%	58%
1 Net asset value as of October 24, 2014, on which date the Signal Shares were converted to Admiral Shares.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Short-Term Bond Index Fund

Financial Highlights

Institutional Shares
				Sept. 27,
				2011[1] to
	Year Ended December 31,			Dec. 31,
For a Share Outstanding Throughout Each Period	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.49	$10.63	$10.61	$10.66
Investment Operations
Net Investment Income	.130	.130	.167	.050
Net Realized and Unrealized Gain (Loss) on Investments	.005	(.109)	.052	(.001)
Total from Investment Operations	.135	.021	. 219.049
Distributions
Dividends from Net Investment Income	(.130)	(.130)	(.167)	(.050)
Distributions from Realized Capital Gains	(. 015)	(. 031)	(. 032)	(. 049)
Total Distributions	(.145)	(.161)	(.199)	(. 099)
Net Asset Value, End of Period	$10.48	$10.49	$10.63	$10.61

Total Return	1.29%	0.20%	2.08%	0.47%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,505	$3,282	$2,652	$843
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.07%[2]
Ratio of Net Investment Income to Average Net Assets	1.23%	1.22%	1.57%	1.96%[2]
Portfolio Turnover Rate [3]	45%	50%	51%	67%
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Short-Term Bond Index Fund

Financial Highlights

Institutional Plus Shares
				Sept. 29,
				2011[1] to
	Year Ended December 31,			Dec. 31,
For a Share Outstanding Throughout Each Period	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.49	$10.63	$10.61	$10.66
Investment Operations
Net Investment Income	.132	.132	.169	.051
Net Realized and Unrealized Gain (Loss) on Investments	.005	(.109)	.052	(.001)
Total from Investment Operations	.137	.023	. 221.050
Distributions
Dividends from Net Investment Income	(.132)	(.132)	(.169)	(. 051)
Distributions from Realized Capital Gains	(. 015)	(. 031)	(. 032)	(. 049)
Total Distributions	(.147)	(.163)	(. 201)	(.100)
Net Asset Value, End of Period	$10.48	$10.49	$10.63	$10.61

Total Return	1.31%	0.22%	2.10%	0.47%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,515	$1,868	$1,103	$711
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.05%	0.05%[2]
Ratio of Net Investment Income to Average Net Assets	1.25%	1.24%	1.59%	1.98%[2]
Portfolio Turnover Rate [3]	45%	50%	51%	67%
1 Inception. 2 Annualized. 3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

26

Short-Term Bond Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$79.89	$80.94	$80.80	$80.35	$79.35
Investment Operations
Net Investment Income	. 959	. 950	1.239	1.538	1.796
Net Realized and Unrealized Gain (Loss)
on Investments	.094	(. 813)	.384	.885	1.359
Total from Investment Operations	1.053	.137	1.623	2.423	3.155
Distributions
Dividends from Net Investment Income	(.959)	(.950)	(1.239)	(1.538)	(1.796)
Distributions from Realized Capital Gains	(.114)	(.237)	(. 244)	(. 435)	(. 359)
Total Distributions	(1.073)	(1.187)	(1.483)	(1.973)	(2.155)
Net Asset Value, End of Period	$79.87	$79.89	$80.94	$80.80	$80.35

Total Return	1.32%	0.17%	2.02%	3.04%	4.00%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15,655	$13,926	$9,292	$7,482	$5,640
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.11%	0.11%
Ratio of Net Investment Income to
Average Net Assets	1.20%	1.19%	1.54%	1.92%	2.26%
Portfolio Turnover Rate[1]	45%	50%	51%	67%	58%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

27

Short-Term Bond Index Fund

Notes to Financial Statements

Vanguard Short-Term Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers five classes of shares: Investor Shares, Admiral Shares, Institutional Shares, Institutional Plus Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares, Institutional Shares, and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Prior to October 24, 2014, the fund offered Signal Shares. Effective at the close of business on October 24, 2014, the Signal Shares were converted to Admiral Shares.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions from net investment income are declared daily by all share classes except ETF Shares, and paid on the first business day of the following month. Monthly income dividends from ETF Shares, and annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at December 31, 2014, or at any time during the period then ended.

28

Short-Term Bond Index Fund

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At December 31, 2014, the fund had contributed capital of $3,631,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.45% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of December 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	25,929,102	—
Corporate Bonds	—	9,311,454	—
Sovereign Bonds	—	3,005,585	—
Taxable Municipal Bonds	—	38,409	—
Temporary Cash Investments	230,291	—	—
Total	230,291	38,284,550	—

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

29

Short-Term Bond Index Fund

During the year ended December 31, 2014, the fund realized $7,784,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $9,359,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at December 31, 2014, the fund had $11,405,000 of long-term capital gains available for distribution.

For tax purposes, at December 31, 2014, the fund had available capital losses totaling $2,302,000 that may be carried forward indefinitely to offset future net capital gains.

At December 31, 2014, the cost of investment securities for tax purposes was $38,459,853,000. Net unrealized appreciation of investment securities for tax purposes was $54,988,000, consisting of unrealized gains of $135,171,000 on securities that had risen in value since their purchase and $80,183,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2014, the fund purchased $5,490,216,000 of investment securities and sold $3,163,880,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $16,460,788,000 and $14,161,697,000, respectively. Total purchases and sales include $2,890,496,000 and $989,666,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

			Year Ended December 31,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	734,113	69,806	1,121,489	106,261
Issued in Lieu of Cash Distributions	30,025	2,855	36,188	3,430
Redeemed	(1,099,778)	(104,595)	(1,300,604)	(123,095)
Net Increase (Decrease)—Investor Shares	(335,640)	(31,934)	(142,927)	(13,404)
Admiral Shares
Issued[1]	10,637,578	1,009,964	2,354,277	222,983
Issued in Lieu of Cash Distributions	94,252	8,968	62,819	5,955
Redeemed	(2,511,645)	(238,842)	(1,720,543)	(162,978)
Net Increase (Decrease)—Admiral Shares	8,220,185	780,090	696,553	65,960
Signal Shares
Issued	1,694,734	161,120	4,707,716	446,274
Issued in Lieu of Cash Distributions	29,645	2,818	64,714	6,134
Redeemed[1]	(8,796,295)	(834,734)	(3,226,984)	(305,806)
Net Increase (Decrease)—Signal Shares	(7,071,916)	(670,796)	1,545,446	146,602

30

Short-Term Bond Index Fund

			Year Ended December 31,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	2,459,196	233,839	1,997,562	189,356
Issued in Lieu of Cash Distributions	52,456	4,989	37,753	3,580
Redeemed	(1,282,877)	(122,048)	(1,368,165)	(129,577)
Net Increase (Decrease) —Institutional Shares	1,228,775	116,780	667,150	63,359
Institutional Plus Shares
Issued	1,249,032	118,811	1,154,151	109,576
Issued in Lieu of Cash Distributions	27,262	2,593	21,114	2,003
Redeemed	(626,532)	(59,603)	(392,783)	(37,299)
Net Increase (Decrease) —Institutional Plus Shares	649,762	61,801	782,482	74,280
ETF Shares
Issued	2,741,125	34,200	5,005,761	62,100
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,002,349)	(12,500)	(209,813)	(2,600)
Net Increase (Decrease) —ETF Shares	1,738,776	21,700	4,795,948	59,500
1 Admiral Shares Issued and Signal Shares Redeemed include $6,737,297,000 from the conversion of Signal Shares to Admiral Shares during the 2014 fiscal year.

G. Management has determined that no material events or transactions occurred subsequent to December 31, 2014, that would require recognition or disclosure in these financial statements.

31

Intermediate-Term Bond Index Fund

Fund Profile
As of December 31, 2014

Share-Class Characteristics
	Investor	Admiral	Institutional	Institutional
	Shares	Shares	Shares	Plus Shares	ETF Shares
Ticker Symbol	VBIIX	VBILX	VBIMX	VBIUX	BIV
Expense Ratio[1]	0.20%	0.10%	0.07%	0.05%	0.10%
30-Day SEC Yield	2.39%	2.49%	2.52%	2.54%	2.49%

Financial Attributes
		Barclays
		5–10 Year
		Gov/	Barclays
		Credit	Aggregate
		Float Adj	Float Adj
	Fund	Index	Index
Number of Bonds	1,624	1,978	9,054
Yield to Maturity
(before expenses)	2.6%	2.6%	2.2%
Average Coupon	3.2%	3.2%	3.2%
Average Duration	6.4 years	6.4 years	5.7 years
Average Effective
Maturity	7.2 years	7.2 years	7.7 years
Short-Term
Reserves	0.5%	—	—

Sector Diversification (% of portfolio)
Finance	13.0%
Foreign	7.3
Industrial	25.2
Treasury/Agency	52.1
Utilities	2.2
Other	0.2
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays
	5–10 Year
	Gov/
	Credit	Barclays
	Float Adj	Aggregate Float
	Index	Adj Index
R-Squared	0.99	0.96
Beta	1.02	1.50
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Credit Quality (% of portfolio)
U.S. Government	52.2%
Aaa	2.6
Aa	4.9
A	17.7
Baa	22.6
Credit-quality ratings are obtained from Barclays and are generally from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. For more information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.3%
1 - 3 Years	0.1
3 - 5 Years	0.3
5 - 10 Years	99.3

1 The expense ratios shown are from the prospectus dated April 29, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended December 31, 2014, the expense ratios were 0.20% for Investor Shares, 0.10% for Admiral Shares, 0.07% for Institutional Shares, 0.05% for Institutional Plus Shares, and 0.10% for ETF Shares.

32

Intermediate-Term Bond Index Fund

Investment Focus

33

Intermediate-Term Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 31, 2004, Through December 31, 2014
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended December 31, 2014
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Intermediate-Term Bond Index Fund
	Investor Shares	6.85%	5.92%	5.45%	$16,995
	Spliced Barclays U.S. 5–10 Year
••••••••	Government/Credit Float Adjusted
	Index	6.91	6.08	5.50	17,085
– – – –	Spliced Intermediate Investment-Grade
	Debt Funds Average	5.28	4.77	4.12	14,978
	Spliced Barclays U.S. Aggregate Float
	Adjusted Index	5.85	4.48	4.72	15,867
For a benchmark description, see the Glossary.
Spliced Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Intermediate-Term Bond Index Fund Admiral
Shares	6.96%	6.03%	5.54%	$17,152
Spliced Barclays U.S. 5–10 Year
Government/Credit Float Adjusted Index	6.91	6.08	5.50	17,085
Spliced Barclays U.S. Aggregate Float
Adjusted Index	5.85	4.48	4.72	15,867

See Financial Highlights for dividend and capital gains information.

34

Intermediate-Term Bond Index Fund

		Average Annual Total Returns
	Periods Ended December 31, 2014
			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(1/26/2006)	Investment
Intermediate-Term Bond Index Fund
Institutional Shares	6.99%	6.06%	6.09%	$8,477,080
Spliced Barclays U.S. 5–10 Year
Government/Credit Float Adjusted Index	6.91	6.08	6.00	8,415,345
Spliced Barclays U.S. Aggregate Float
Adjusted Index	5.85	4.48	5.03	7,750,020
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $100,000,000
	Year	(11/30/2011)	Investment
Intermediate-Term Bond Index Fund
Institutional Plus Shares	7.01%	3.96%	$112,721,474
Barclays U.S. 5–10 Year Government/Credit
Float Adjusted Index	6.91	3.94	112,663,756
Barclays U.S. Aggregate Float Adjusted Index	5.85	2.97	109,463,865
"Since Inception" performance is calculated from the Institutional Plus Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(4/3/2007)	Investment
Intermediate-Term Bond Index Fund
ETF Shares Net Asset Value	7.00%	6.03%	6.21%	$15,950
Spliced Barclays U.S. 5–10 Year
Government/Credit Float Adjusted Index	6.91	6.08	6.18	15,914
Spliced Barclays U.S. Aggregate Float
Adjusted Index	5.85	4.48	5.03	14,629
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: April 3, 2007, Through December 31, 2014

			Since
	One	Five	Inception
	Year	Years	(4/3/2007)
Intermediate-Term Bond Index Fund ETF Shares
Market Price	7.24%	33.91%	59.79%
Intermediate-Term Bond Index Fund ETF Shares
Net Asset Value	7.00	33.99	59.50
Spliced Barclays U.S. 5–10 Year Government/Credit
Float Adjusted Index	6.91	34.31	59.14
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

35

Intermediate-Term Bond Index Fund

Fiscal-Year Total Returns (%): December 31, 2004, Through December 31, 2014
				Spliced
				Barclays
				5–10 Year
				Gov/Credit
			Investor Shares	FA Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2005	4.64%	-2.89%	1.75%	1.83%
2006	4.97	-1.06	3.91	3.81
2007	5.17	2.44	7.61	7.55
2008	4.93	0.00	4.93	5.06
2009	4.69	2.10	6.79	6.50
2010	4.26	5.11	9.37	9.44
2011	4.01	6.61	10.62	10.79
2012	3.23	3.68	6.91	7.22
2013	2.71	-6.25	-3.54	-3.37
2014	2.91	3.94	6.85	6.91
For a benchmark description, see the Glossary.

36

Intermediate-Term Bond Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of December 31, 2014

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
United States Treasury Note/Bond	2.500%	8/15/23	574,725	592,777	3.4%
United States Treasury Note/Bond	3.500%	5/15/20	443,205	483,231	2.8%
United States Treasury Note/Bond	2.000%	9/30/20	440,300	444,430	2.6%
United States Treasury Note/Bond	2.250%	11/15/24	376,408	379,054	2.2%
United States Treasury Note/Bond	2.500%	5/15/24	348,864	359,166	2.1%
United States Treasury Note/Bond	2.750%	11/15/23	318,122	334,626	2.0%
United States Treasury Note/Bond	1.750%	5/15/23	324,030	315,220	1.8%
United States Treasury Note/Bond	2.750%	2/15/24	296,273	311,596	1.8%
United States Treasury Note/Bond	3.625%	2/15/20	257,937	282,722	1.6%
United States Treasury Note/Bond	3.125%	5/15/21	242,013	259,520	1.5%
United States Treasury Note/Bond	2.625%	8/15/20	246,989	257,755	1.5%
United States Treasury Note/Bond	3.625%	2/15/21	229,015	252,095	1.5%
United States Treasury Note/Bond	1.625%	11/15/22	256,875	248,968	1.5%
United States Treasury Note/Bond	2.375%	8/15/24	217,156	221,058	1.3%
United States Treasury Note/Bond	2.125%	6/30/21	216,045	218,510	1.3%
United States Treasury Note/Bond	2.000%	11/15/21	214,675	215,278	1.3%
United States Treasury Note/Bond	2.000%	8/31/21	211,630	212,094	1.2%
United States Treasury Note/Bond	1.875%	6/30/20	194,140	195,322	1.1%
United States Treasury Note/Bond	2.000%	2/28/21	193,430	194,639	1.1%
United States Treasury Note/Bond	2.625%	11/15/20	184,932	192,906	1.1%
United States Treasury Note/Bond	2.375%	12/31/20	177,225	182,349	1.1%
United States Treasury Note/Bond	1.875%	11/30/21	176,628	175,496	1.0%
United States Treasury Note/Bond	2.125%	1/31/21	171,105	173,485	1.0%
United States Treasury Note/Bond	1.625%	8/15/22	174,847	169,874	1.0%
United States Treasury Note/Bond	2.000%	5/31/21	147,600	148,199	0.9%
United States Treasury Note/Bond	2.250%	3/31/21	138,925	141,747	0.8%
United States Treasury Note/Bond	2.000%	11/30/20	137,325	138,420	0.8%
United States Treasury Note/Bond	2.250%	7/31/21	135,105	137,660	0.8%
United States Treasury Note/Bond	2.250%	4/30/21	133,500	136,149	0.8%
United States Treasury Note/Bond	2.125%	9/30/21	123,731	125,007	0.7%
United States Treasury Note/Bond	2.125%	8/15/21	120,223	121,538	0.7%
United States Treasury Note/Bond	1.375%	5/31/20	120,980	118,635	0.7%

37

Intermediate-Term Bond Index Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	United States Treasury Note/Bond	2.000%	10/31/21	106,655	106,838	0.6%
	United States Treasury Note/Bond	1.750%	10/31/20	104,100	103,563	0.6%
	United States Treasury Note/Bond	1.125%	4/30/20	102,030	98,938	0.6%
	United States Treasury Note/Bond	2.000%	2/15/22	90,385	90,512	0.5%
	United States Treasury Note/Bond	1.750%	5/15/22	65,980	64,815	0.4%
	United States Treasury Note/Bond	8.750%	8/15/20	45,970	63,130	0.4%
	United States Treasury Note/Bond	2.000%	2/15/23	58,410	58,127	0.3%
	United States Treasury Note/Bond	2.125%	8/31/20	57,000	57,953	0.3%
	United States Treasury Note/Bond	6.250%	8/15/23	38,500	51,247	0.3%
	United States Treasury Note/Bond	2.125%	12/31/21	42,425	42,816	0.3%
	United States Treasury Note/Bond	3.375%	11/15/19	38,324	41,510	0.2%
	United States Treasury Note/Bond	2.000%	7/31/20	39,905	40,366	0.2%
	United States Treasury Note/Bond	7.125%	2/15/23	25,000	34,520	0.2%
	United States Treasury
	Note/Bond	8.000%–8.750%	5/15/20–11/15/21	48,600	67,091	0.4%
					8,660,952	50.3%
Agency Bonds and Notes
1	Federal Home Loan Banks	4.125%	3/13/20	39,870	44,384	0.3%
2	Federal Home Loan Mortgage Corp.	2.375%	1/13/22	59,990	60,893	0.3%
2	Federal Home Loan Mortgage Corp.	1.375%	5/1/20	38,360	37,494	0.2%
[2,3]	Federal National Mortgage Assn.	2.625%	9/6/24	42,740	43,379	0.2%
	Agency Bonds and Notes—Other †				132,227	0.8%
					318,377	1.8%
Total U.S. Government and Agency Obligations (Cost $8,771,002)					8,979,329	52.1%
Corporate Bonds
Finance
4	Banking †				1,281,127	7.4%
	Brokerage †				85,092	0.5%
	Finance Companies †				160,934	0.9%
	Insurance †				356,158	2.1%
	Other Finance †				1,342	0.0%
	Real Estate Investment Trusts †				330,273	1.9%
					2,214,926	12.8%
Industrial
4	Basic Industry †				430,301	2.5%
4	Capital Goods †				343,508	2.0%
	Communication
	Verizon Communications Inc.	5.150%	9/15/23	68,590	75,973	0.4%
4	Communication—Other †				569,399	3.3%
4	Consumer Cyclical †				482,450	2.8%
4	Consumer Noncyclical †				1,007,446	5.8%
4	Energy †				770,958	4.5%
	Other Industrial †				12,758	0.1%
4	Technology †				465,453	2.7%
	Transportation †				148,562	0.9%
					4,306,808	25.0%
Utilities
4	Electric †				352,902	2.1%
	Natural Gas †				19,206	0.1%
					372,108	2.2%
Total Corporate Bonds (Cost $6,731,864)					6,893,842	40.0%
Sovereign Bonds (U.S. Dollar-Denominated) (Cost $1,203,183) †					1,220,984	7.1%
Taxable Municipal Bonds (Cost $32,098) †					32,984	0.2%

38

Intermediate-Term Bond Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investment
Money Market Fund
5 Vanguard Market Liquidity Fund
(Cost $89,232)	0.126%	89,231,680	89,232	0.5%
Total Investments (Cost $16,827,379)			17,216,371	99.9%
Other Assets and Liabilities
Other Assets			302,096	1.8%
Liabilities			(284,320)	(1.7%)
			17,776	0.1%
Net Assets			17,234,147	100.0%

At December 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	16,839,496
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	5,674
Unrealized Appreciation (Depreciation)
Investment Securities	388,992
Futures Contracts	(15)
Net Assets	17,234,147

Investor Shares—Net Assets
Applicable to 135,269,630 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,550,676
Net Asset Value Per Share—Investor Shares	$11.46

Admiral Shares—Net Assets
Applicable to 778,319,541 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	8,922,346
Net Asset Value Per Share—Admiral Shares	$11.46

Institutional Shares—Net Assets
Applicable to 140,415,395 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,609,661
Net Asset Value Per Share—Institutional Shares	$11.46

39

Intermediate-Term Bond Index Fund

Amount
($000)
Institutional Plus Shares—Net Assets
Applicable to 25,589,026 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	293,343
Net Asset Value Per Share—Institutional Plus Shares	$11.46

ETF Shares—Net Assets
Applicable to 57,554,060 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,858,121
Net Asset Value Per Share—ETF Shares	$84.41

• See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 Securities with a value of $306,000 have been segregated as initial margin for open futures contracts.
4 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the aggregate value of these securities was $78,875,000, representing 0.5% of net assets.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

40

Intermediate-Term Bond Index Fund

Statement of Operations

Year Ended
December 31, 2014
($000)
Investment Income
Income
Interest[1]	453,288
Total Income	453,288
Expenses
The Vanguard Group—Note B
Investment Advisory Services	354
Management and Administrative—Investor Shares	2,590
Management and Administrative—Admiral Shares	5,547
Management and Administrative—Signal Shares	930
Management and Administrative—Institutional Shares	602
Management and Administrative—Institutional Plus Shares	59
Management and Administrative—ETF Shares	2,762
Marketing and Distribution—Investor Shares	372
Marketing and Distribution—Admiral Shares	976
Marketing and Distribution—Signal Shares	473
Marketing and Distribution—Institutional Shares	303
Marketing and Distribution—Institutional Plus Shares	50
Marketing and Distribution—ETF Shares	891
Custodian Fees	99
Auditing Fees	44
Shareholders’ Reports—Investor Shares	65
Shareholders’ Reports—Admiral Shares	42
Shareholders’ Reports—Signal Shares	9
Shareholders’ Reports—Institutional Shares	6
Shareholders’ Reports—Institutional Plus Shares	—
Shareholders’ Reports—ETF Shares	107
Trustees’ Fees and Expenses	11
Total Expenses	16,292
Net Investment Income	436,996
Realized Net Gain (Loss)
Investment Securities Sold	239,115
Futures Contracts	(83)
Realized Net Gain (Loss)	239,032
Change in Unrealized Appreciation (Depreciation)
Investment Securities	335,378
Futures Contracts	415
Change in Unrealized Appreciation (Depreciation)	335,793
Net Increase (Decrease) in Net Assets Resulting from Operations	1,011,821
1 Interest income from an affiliated company of the fund was $98,000.
See accompanying Notes, which are an integral part of the Financial Statements.

41

Intermediate-Term Bond Index Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	436,996	469,217
Realized Net Gain (Loss)	239,032	194,934
Change in Unrealized Appreciation (Depreciation)	335,793	(1,257,384)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,011,821	(593,233)
Distributions
Net Investment Income
Investor Shares	(42,655)	(52,656)
Admiral Shares	(193,828)	(170,522)
Signal Shares	(42,860)	(83,246)
Institutional Shares	(39,538)	(34,671)
Institutional Plus Shares	(6,794)	(6,903)
ETF Shares	(111,321)	(121,219)
Realized Capital Gain[1]
Investor Shares	(9,006)	(18,973)
Admiral Shares	(50,515)	(61,326)
Signal Shares	(961)	(29,225)
Institutional Shares	(9,229)	(12,508)
Institutional Plus Shares	(1,665)	(2,471)
ETF Shares	(27,483)	(43,476)
Total Distributions	(535,855)	(637,196)
Capital Share Transactions
Investor Shares	(58,436)	(420,823)
Admiral Shares	3,427,351	(487,937)
Signal Shares	(2,591,304)	(386,383)
Institutional Shares	398,002	108,052
Institutional Plus Shares	69,938	(5,346)
ETF Shares	1,045,558	(336,666)
Net Increase (Decrease) from Capital Share Transactions	2,291,109	(1,529,103)
Total Increase (Decrease)	2,767,075	(2,759,532)
Net Assets
Beginning of Period	14,467,072	17,226,604
End of Period	17,234,147	14,467,072
1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $0 and $5,740,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

42

Intermediate-Term Bond Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.09	$11.96	$11.77	$11.21	$10.72
Investment Operations
Net Investment Income	.316	.329	.370	.425	.448
Net Realized and Unrealized Gain (Loss)
on Investments	.437	(.745)	.432	.738	.547
Total from Investment Operations	.753	(.416)	.802	1.163	.995
Distributions
Dividends from Net Investment Income	(.316)	(.329)	(.370)	(. 425)	(. 448)
Distributions from Realized Capital Gains	(.067)	(.125)	(. 242)	(.178)	(.057)
Total Distributions	(.383)	(. 454)	(. 612)	(. 603)	(. 505)
Net Asset Value, End of Period	$11.46	$11.09	$11.96	$11.77	$11.21

Total Return[1]	6.85%	-3.54%	6.91%	10.62%	9.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,551	$1,558	$2,120	$2,129	$2,378
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.22%	0.22%
Ratio of Net Investment Income to
Average Net Assets	2.76%	2.84%	3.07%	3.65%	3.97%
Portfolio Turnover Rate[2]	60%	70%	65%	61%	46%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

43

Intermediate-Term Bond Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.09	$11.96	$11.77	$11.21	$10.72
Investment Operations
Net Investment Income	. 327.340		.381	.437	.461
Net Realized and Unrealized Gain (Loss)
on Investments	.437	(.745)	.432	.738	.547
Total from Investment Operations	.764	(.405)	.813	1.175	1.008
Distributions
Dividends from Net Investment Income	(.327)	(. 340)	(. 381)	(.437)	(.461)
Distributions from Realized Capital Gains	(.067)	(.125)	(. 242)	(.178)	(.057)
Total Distributions	(. 394)	(. 465)	(. 623)	(. 615)	(. 518)
Net Asset Value, End of Period	$11.46	$11.09	$11.96	$11.77	$11.21

Total Return[1]	6.96%	-3.45%	7.02%	10.74%	9.49%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,922	$5,320	$6,252	$5,320	$4,623
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.11%	0.11%
Ratio of Net Investment Income to
Average Net Assets	2.86%	2.94%	3.17%	3.76%	4.08%
Portfolio Turnover Rate[2]	60%	70%	65%	61%	46%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

44

Intermediate-Term Bond Index Fund

Financial Highlights

Signal Shares
	Jan. 1,
2014, to
For a Share Outstanding	Oct. 24,		Year Ended December 31,
Throughout Each Period	2014[1]	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.09	$11.96	$11.77	$11.21	$10.72
Investment Operations
Net Investment Income	.269	.340	.381	.437	.461
Net Realized and Unrealized Gain (Loss)
on Investments	.475	(.745)	.432	.738	.547
Total from Investment Operations	.744	(.405)	.813	1.175	1.008
Distributions
Dividends from Net Investment Income	(.269)	(.340)	(.381)	(.437)	(.461)
Distributions from Realized Capital Gains	(.005)	(.125)	(.242)	(.178)	(.057)
Total Distributions	(.274)	(.465)	(.623)	(.615)	(.518)
Net Asset Value, End of Period	$11.56[1]	$11.09	$11.96	$11.77	$11.21

Total Return	6.76%	-3.45%	7.02%	10.74%	9.49%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$—	$2,506	$3,106	$2,690	$2,255
Ratio of Total Expenses to Average Net Assets	0.10%[2]	0.10%	0.10%	0.11%	0.11%
Ratio of Net Investment Income to
Average Net Assets	2.94%[2]	2.94%	3.17%	3.76%	4.08%
Portfolio Turnover Rate[3]	60%	70%	65%	61%	46%
1 Net asset value as of October 24, 2014, on which date the Signal Shares were converted to Admiral Shares.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

45

Intermediate-Term Bond Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.09	$11.96	$11.77	$11.21	$10.72
Investment Operations
Net Investment Income	.331	.344	.385	.442	.465
Net Realized and Unrealized Gain (Loss)
on Investments	.437	(.745)	.432	.738	.547
Total from Investment Operations	.768	(. 401)	. 817	1.180	1.012
Distributions
Dividends from Net Investment Income	(. 331)	(. 344)	(. 385)	(. 442)	(. 465)
Distributions from Realized Capital Gains	(.067)	(.125)	(. 242)	(.178)	(.057)
Total Distributions	(.398)	(. 469)	(. 627)	(. 620)	(. 522)
Net Asset Value, End of Period	$11.46	$11.09	$11.96	$11.77	$11.21

Total Return	6.99%	-3.42%	7.05%	10.78%	9.53%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,610	$1,172	$1,154	$689	$582
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to
Average Net Assets	2.89%	2.97%	3.20%	3.80%	4.12%
Portfolio Turnover Rate[1]	60%	70%	65%	61%	46%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

46

Intermediate-Term Bond Index Fund

Financial Highlights

Institutional Plus Shares
				Nov. 30,
				2011[1] to
	Year Ended December 31,			Dec. 31,
For a Share Outstanding Throughout Each Period	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.09	$11.96	$11.77	$11.73
Investment Operations
Net Investment Income	.333	.346	.388	.072
Net Realized and Unrealized Gain (Loss) on Investments	.437	(.745)	.432	.178
Total from Investment Operations	.770	(.399)	.820	. 250
Distributions
Dividends from Net Investment Income	(.333)	(.346)	(.388)	(.072)
Distributions from Realized Capital Gains	(.067)	(.125)	(. 242)	(.138)
Total Distributions	(.400)	(.471)	(. 630)	(. 210)
Net Asset Value, End of Period	$11.46	$11.09	$11.96	$11.77

Total Return	7.01%	-3.40%	7.07%	1.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$293	$216	$239	$107
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.05%	0.05%[2]
Ratio of Net Investment Income to Average Net Assets	2.91%	2.99%	3.22%	3.82%[2]
Portfolio Turnover Rate [3]	60%	70%	65%	61%
1 Inception. 2 Annualized. 3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

47

Intermediate-Term Bond Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$81.65	$88.07	$86.63	$82.56	$78.85
Investment Operations
Net Investment Income	2.403	2.523	2.764	3.183	3.326
Net Realized and Unrealized Gain (Loss)
on Investments	3.254	(5.499)	3.225	5.383	4.131
Total from Investment Operations	5.657	(2.976)	5.989	8.566	7.457
Distributions
Dividends from Net Investment Income	(2.403)	(2.523)	(2.764)	(3.183)	(3.326)
Distributions from Realized Capital Gains	(.494)	(.921)	(1.785)	(1.313)	(. 421)
Total Distributions	(2.897)	(3.444)	(4.549)	(4.496)	(3.747)
Net Asset Value, End of Period	$84.41	$81.65	$88.07	$86.63	$82.56

Total Return	7.00%	-3.44%	7.02%	10.62%	9.55%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,858	$3,695	$4,356	$2,781	$1,932
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.11%	0.11%
Ratio of Net Investment Income to
Average Net Assets	2.86%	2.94%	3.17%	3.76%	4.08%
Portfolio Turnover Rate[1]	60%	70%	65%	61%	46%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

48

Intermediate-Term Bond Index Fund

Notes to Financial Statements

Vanguard Intermediate-Term Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers five classes of shares: Investor Shares, Admiral Shares, Institutional Shares, Institutional Plus Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares, Institutional Shares, and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Prior to October 24, 2014, the fund offered Signal Shares. Effective at the close of business on October 24, 2014, the Signal Shares were converted to Admiral Shares.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2014, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on the average of aggregate settlement values at each quarter-end during the period.

49

Intermediate-Term Bond Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily by all share classes except ETF Shares, and paid on the first business day of the following month. Monthly income dividends from ETF Shares, and annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at December 31, 2014, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At December 31, 2014, the fund had contributed capital of $1,605,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.64% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

50

Intermediate-Term Bond Index Fund

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of December 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	8,979,329	—
Corporate Bonds	—	6,893,842	—
Sovereign Bonds	—	1,220,984	—
Taxable Municipal Bonds	—	32,984	—
Temporary Cash Investments	89,232	—	—
Futures Contracts—Liabilities[1]	(15)	—	—
Total	89,217	17,127,139	—
1 Represents variation margin on the last day of the reporting period.

D. At December 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	March 2015	(225)	(28,529)	(15)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

During the year ended December 31, 2014, the fund realized $122,970,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

51

Intermediate-Term Bond Index Fund

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $16,705,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at December 31, 2014, the fund had short-term and long-term capital gains of $269,000 and $5,390,000, respectively, available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

At December 31, 2014, the cost of investment securities for tax purposes was $16,827,379,000. Net unrealized appreciation of investment securities for tax purposes was $388,992,000, consisting of unrealized gains of $447,602,000 on securities that had risen in value since their purchase and $58,610,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2014, the fund purchased $3,531,085,000 of investment securities and sold $2,643,202,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $9,376,350,000 and $7,991,691,000, respectively. Total purchases and sales include $1,695,703,000 and $1,605,179,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

			Year Ended December 31,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	324,984	28,453	358,829	30,865
Issued in Lieu of Cash Distributions	45,894	4,015	62,696	5,450
Redeemed	(429,314)	(37,708)	(842,348)	(73,071)
Net Increase (Decrease)—Investor Shares	(58,436)	(5,240)	(420,823)	(36,756)
Admiral Shares
Issued[1]	4,443,857	387,794	1,125,597	96,914
Issued in Lieu of Cash Distributions	214,579	18,757	204,301	17,779
Redeemed	(1,231,085)	(107,913)	(1,817,835)	(157,761)
Net Increase (Decrease) —Admiral Shares	3,427,351	298,638	(487,937)	(43,068)
Signal Shares
Issued	410,108	36,075	855,478	73,869
Issued in Lieu of Cash Distributions	32,684	2,872	92,355	8,038
Redeemed[1]	(3,034,096)	(264,880)	(1,334,216)	(115,705)
Net Increase (Decrease)—Signal Shares	(2,591,304)	(225,933)	(386,383)	(33,798)
Institutional Shares
Issued	796,017	69,731	551,727	47,829
Issued in Lieu of Cash Distributions	47,257	4,132	44,670	3,890
Redeemed	(445,272)	(39,093)	(488,345)	(42,542)
Net Increase (Decrease) —Institutional Shares	398,002	34,770	108,052	9,177

52

Intermediate-Term Bond Index Fund

			Year Ended December 31,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Plus Shares
Issued	98,599	8,592	42,650	3,684
Issued in Lieu of Cash Distributions	8,034	703	9,150	796
Redeemed	(36,695)	(3,221)	(57,146)	(4,975)
Net Increase (Decrease) —Institutional Plus Shares	69,938	6,074	(5,346)	(495)
ETF Shares
Issued	2,630,431	31,300	530,844	6,200
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,584,873)	(19,000)	(867,510)	(10,400)
Net Increase (Decrease) —ETF Shares	1,045,558	12,300	(336,666)	(4,200)
1 Admiral Shares Issued and Signal Shares Redeemed include $1,995,144,000 from the conversion of Signal Shares to Admiral Shares during the 2014 fiscal year.

H. Management has determined that no material events or transactions occurred subsequent to December 31, 2014, that would require recognition or disclosure in these financial statements.

53

Long-Term Bond Index Fund

Fund Profile
As of December 31, 2014

Share-Class Characteristics
	Investor	Institutional	Institutional
	Shares	Shares	Plus Shares	ETF Shares
Ticker Symbol	VBLTX	VBLLX	VBLIX	BLV
Expense Ratio[1]	0.20%	0.07%	0.05%	0.10%
30-Day SEC Yield	3.60%	3.73%	3.75%	3.70%

Financial Attributes
		Barclays
		Long
		Gov/	Barclays
		Credit	Aggregate
		Float Adj	Float Adj
	Fund	Index	Index
Number of Bonds	1,879	2,047	9,054
Yield to Maturity
(before expenses)	3.8%	3.8%	2.2%
Average Coupon	5.1%	5.1%	3.2%
Average Duration	14.7 years	14.7 years	5.7 years
Average Effective
Maturity	24.1 years	23.8 years	7.7 years
Short-Term
Reserves	0.4%	—	—

Sector Diversification (% of portfolio)
Finance	9.5%
Foreign	13.1
Industrial	33.8
Treasury/Agency	36.8
Utilities	6.6
Other	0.2
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays
	Long
	Gov/
	Credit	Barclays
	Float Adj	Aggregate Float
	Index	Adj Index
R-Squared	0.99	0.89
Beta	1.01	2.96
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Credit Quality (% of portfolio)
U.S. Government	36.9%
Aaa	1.6
Aa	6.9
A	25.3
Baa	29.3
Credit-quality ratings are obtained from Barclays and are generally from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. For more information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.3%
3 - 5 Years	0.1
5 - 10 Years	1.5
10 - 20 Years	22.6
20 - 30 Years	72.4
Over 30 Years	3.1

1 The expense ratios shown are from the prospectus dated April 29, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended December 31, 2014, the expense ratios were 0.20% for Investor Shares, 0.07% for Institutional Shares, 0.05% for Institutional Plus Shares, and 0.10% for ETF Shares.

54

Long-Term Bond Index Fund

Investment Focus

55

Long-Term Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 31, 2004, Through December 31, 2014
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended December 31, 2014
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Long-Term Bond Index Fund Investor
Shares	19.72%	9.70%	7.31%	$20,241
•••••••• Spliced Barclays U.S. Long
Government/Credit Float Adjusted
Index	19.31	9.81	7.36	20,353
– – – – Corporate A-Rated Debt Funds
Average	7.54	5.36	4.46	15,476
Spliced Barclays U.S. Aggregate Float
Adjusted Index	5.85	4.48	4.72	15,867
For a benchmark description, see the Glossary.
Corporate A-Rated Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(2/2/2006)	Investment
Long-Term Bond Index Fund Institutional
Shares	19.87%	9.85%	7.88%	$9,824,645
Spliced Barclays U.S. Long
Government/Credit Float Adjusted Index	19.31	9.81	7.79	9,753,435
Spliced Barclays U.S. Aggregate Float
Adjusted Index	5.85	4.48	5.05	7,756,481
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

56

Long-Term Bond Index Fund

	Average Annual Total Returns
	Periods Ended December 31, 2014
		Since	Final Value
	One	Inception	of a $100,000,000
	Year	(10/6/2011)	Investment
Long-Term Bond Index Fund Institutional Plus
Shares	19.89%	6.57%	$122,866,681
Barclays U.S. Long Government/Credit Float
Adjusted Index	19.31	6.43	122,321,975
Barclays U.S. Aggregate Float Adjusted Index	5.85	2.95	109,878,346
"Since Inception" performance is calculated from the Institutional Plus Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(4/3/2007)	Investment
Long-Term Bond Index Fund
ETF Shares Net Asset Value	19.89%	9.79%	8.40%	$18,674
Spliced Barclays U.S. Long
Government/Credit Float Adjusted Index	19.31	9.81	8.37	18,638
Spliced Barclays U.S. Aggregate Float
Adjusted Index	5.85	4.48	5.03	14,629
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: April 3, 2007, Through December 31, 2014

			Since
	One	Five	Inception
	Year	Years	(4/3/2007)
Long-Term Bond Index Fund ETF Shares Market
Price	20.15%	60.05%	87.57%
Long-Term Bond Index Fund ETF Shares Net Asset
Value	19.89	59.55	86.74
Spliced Barclays U.S. Long Government/Credit Float
Adjusted Index	19.31	59.67	86.38
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

57

Long-Term Bond Index Fund

Fiscal-Year Total Returns (%): December 31, 2004, Through December 31, 2014

				Spliced
				Barclays
				Long
				Gov/Credit
			Investor Shares	FA Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2005	5.15%	0.17%	5.32%	5.34%
2006	5.29	-2.62	2.67	2.71
2007	5.55	1.04	6.59	6.60
2008	5.81	2.83	8.64	8.44
2009	5.27	-3.51	1.76	1.92
2010	5.21	5.06	10.27	10.16
2011	5.51	16.55	22.06	22.49
2012	4.23	4.26	8.49	8.79
2013	3.76	-12.89	-9.13	-8.83
2014	4.79	14.93	19.72	19.31
For a benchmark description, see the Glossary.

Long-Term Bond Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of December 31, 2014

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
United States Treasury Note/Bond	2.875%	5/15/43	203,520	208,225	2.5%
United States Treasury Note/Bond	3.625%	8/15/43	150,500	177,072	2.1%
United States Treasury Note/Bond	3.125%	2/15/43	143,640	154,278	1.8%
United States Treasury Note/Bond	3.750%	11/15/43	124,658	149,901	1.8%
United States Treasury Note/Bond	3.625%	2/15/44	124,544	146,631	1.7%
United States Treasury Note/Bond	3.125%	8/15/44	134,725	144,998	1.7%
United States Treasury Note/Bond	2.750%	11/15/42	142,190	142,123	1.7%
United States Treasury Note/Bond	2.750%	8/15/42	141,393	141,416	1.7%
United States Treasury Note/Bond	4.250%	11/15/40	78,535	101,727	1.2%
United States Treasury Note/Bond	4.375%	5/15/40	67,618	88,949	1.0%
United States Treasury Note/Bond	4.750%	2/15/41	59,205	82,776	1.0%
United States Treasury Note/Bond	6.250%	5/15/30	54,085	80,883	1.0%
United States Treasury Note/Bond	3.375%	5/15/44	63,837	71,896	0.8%
United States Treasury Note/Bond	5.375%	2/15/31	50,715	70,747	0.8%
United States Treasury Note/Bond	4.375%	2/15/38	51,998	68,092	0.8%
United States Treasury Note/Bond	4.375%	5/15/41	49,095	65,143	0.8%
United States Treasury Note/Bond	3.875%	8/15/40	52,495	64,118	0.8%
United States Treasury Note/Bond	4.500%	8/15/39	47,746	63,667	0.8%
United States Treasury Note/Bond	4.625%	2/15/40	45,951	62,443	0.7%
United States Treasury Note/Bond	3.125%	2/15/42	55,222	59,476	0.7%
United States Treasury Note/Bond	3.000%	11/15/44	54,900	57,671	0.7%
United States Treasury Note/Bond	4.375%	11/15/39	43,570	57,145	0.7%
United States Treasury Note/Bond	6.125%	11/15/27	37,500	53,367	0.6%
United States Treasury Note/Bond	6.125%	8/15/29	32,565	47,657	0.6%
United States Treasury Note/Bond	4.250%	5/15/39	35,942	46,230	0.5%
United States Treasury Note/Bond	4.500%	2/15/36	34,410	45,943	0.5%
United States Treasury Note/Bond	6.875%	8/15/25	31,656	45,733	0.5%
United States Treasury Note/Bond	4.500%	5/15/38	33,795	45,064	0.5%
United States Treasury Note/Bond	3.750%	8/15/41	36,800	44,379	0.5%
United States Treasury Note/Bond	5.250%	11/15/28	29,405	39,453	0.5%
United States Treasury Note/Bond	3.125%	11/15/41	34,795	37,573	0.4%
United States Treasury Note/Bond	3.500%	2/15/39	30,906	35,523	0.4%

59

Long-Term Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
United States Treasury Note/Bond	6.000%	2/15/26	25,905	35,502	0.4%
United States Treasury Note/Bond	5.250%	2/15/29	25,350	34,104	0.4%
United States Treasury Note/Bond	5.500%	8/15/28	21,190	28,951	0.3%
United States Treasury Note/Bond	3.000%	5/15/42	26,415	27,777	0.3%
United States Treasury Note/Bond	7.500%	11/15/24	13,363	19,744	0.2%
United States Treasury Note/Bond	2.750%	2/15/24	18,635	19,599	0.2%
United States Treasury Note/Bond	4.750%	2/15/37	13,730	18,960	0.2%
United States Treasury
Note/Bond	2.250%–6.750%	11/15/23–5/15/37	41,993	57,992	0.7%
				2,942,928	34.5%
Agency Bonds and Notes
1 Federal Home Loan Mortgage Corp.	6.750%	3/15/31	16,260	24,385	0.3%
1 Federal Home Loan Mortgage Corp.	6.250%	7/15/32	16,042	23,413	0.3%
1 Federal National Mortgage Assn.	6.250%	5/15/29	13,400	18,721	0.2%
Agency Bonds and Notes—Other †				118,543	1.4%
				185,062	2.2%
Total U.S. Government and Agency Obligations (Cost $2,782,813)				3,127,990	36.7%
Corporate Bonds
Finance
Banking
Goldman Sachs Group Inc.	6.750%	10/1/37	18,840	23,594	0.3%
2 Banking—Other †				395,161	4.6%
Brokerage †				13,842	0.2%
Finance Companies
General Electric Capital Corp.	5.875%	1/14/38	21,775	27,494	0.3%
General Electric Capital Corp.	6.750%	3/15/32	18,180	24,761	0.3%
General Electric Capital Corp.	6.875%	1/10/39	14,175	20,008	0.3%
General Electric Capital Corp.	6.150%	8/7/37	8,230	10,698	0.1%
Finance Companies—Other †				984	0.0%
Insurance
Berkshire Hathaway
Finance Corp.	4.300%–5.750%	1/15/40–5/15/43	6,800	7,968	0.1%
Berkshire Hathaway Inc.	4.500%	2/11/43	3,425	3,730	0.0%
Insurance—Other †				248,778	2.9%
2 Real Estate Investment Trusts †				22,525	0.3%
				799,543	9.4%
Industrial
Basic Industry
Lubrizol Corp.	6.500%	10/1/34	925	1,248	0.0%
Basic Industry—Other †				243,230	2.9%
Capital Goods
General Electric Co.	4.125%–4.500%	10/9/42–3/11/44	16,280	17,368	0.2%
Capital Goods—Other †				168,392	2.0%
Communication
Alltel Corp.	7.875%	7/1/32	500	734	0.0%
Ameritech Capital Funding Corp.	6.550%	1/15/28	1,300	1,575	0.0%
AT&T Corp.	8.000%	11/15/31	1,846	2,723	0.0%
AT&T Inc.	4.300%–6.550%	9/15/34–6/15/45	62,726	67,851	0.8%
AT&T Mobility LLC	7.125%	12/15/31	1,950	2,612	0.0%
Bellsouth Capital Funding Corp.	7.875%	2/15/30	2,118	2,866	0.0%
BellSouth Corp.	6.000%–6.875%	10/15/31–11/15/34	2,646	3,272	0.1%
BellSouth
Telecommunications LLC	0.000%–6.375%	6/1/28–12/15/95	2,620	3,104	0.0%

60

Long-Term Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Deutsche Telekom
International Finance BV	8.750%	6/15/30	12,750	18,787	0.2%
GTE Corp.	6.940%	4/15/28	2,675	3,362	0.1%
New Cingular Wireless
Services Inc.	8.750%	3/1/31	2,235	3,469	0.1%
Pacific Bell Telephone Co.	7.125%	3/15/26	1,847	2,362	0.0%
Verizon Communications Inc.	6.550%	9/15/43	36,499	46,622	0.6%
2 Verizon Communications Inc.	5.012%	8/21/54	19,500	20,173	0.2%
2 Verizon
Communications Inc.	3.850%–7.750%	12/1/30–8/21/46	78,851	90,786	1.1%
Verizon Maryland LLC	5.125%	6/15/33	3,100	3,255	0.0%
Verizon New England Inc.	7.875%	11/15/29	490	642	0.0%
Verizon New York Inc.	7.375%	4/1/32	1,175	1,475	0.0%
2 Communication—Other †				414,468	4.9%
2 Consumer Cyclical †				270,843	3.2%
2 Consumer Noncyclical †				596,381	7.0%
2 Energy †				542,247	6.4%
Other Industrial †				14,370	0.2%
2 Technology †				140,818	1.6%
Transportation
3 BNSF Funding Trust I	6.613%	12/15/55	850	952	0.0%
Burlington Northern
Santa Fe LLC	4.375%–7.950%	12/15/25–9/1/44	28,200	32,561	0.4%
Transportation—Other †				108,034	1.2%
				2,826,582	33.2%
Utilities
Electric
2 Berkshire Hathaway
Energy Co.	3.500%–8.480%	2/1/25–2/1/45	19,270	23,102	0.2%
MidAmerican Energy Co.	4.800%–6.750%	12/30/31–9/15/43	5,420	7,013	0.1%
Nevada Power Co.	5.375%–6.750%	4/1/36–5/15/41	4,075	5,478	0.1%
PacifiCorp	4.100%–7.700%	11/15/31–2/1/42	12,593	16,218	0.2%
Sierra Pacific Power Co.	6.750%	7/1/37	1,170	1,643	0.0%
2 Electric—Other †				469,531	5.5%
Natural Gas †				26,284	0.3%
Other Utility †				9,009	0.1%
				558,278	6.5%
Total Corporate Bonds (Cost $3,816,396)				4,184,403	49.1%
Sovereign Bonds (U.S. Dollar-Denominated)
Pemex Project Funding
Master Trust	6.625%	6/15/35–6/15/38	11,195	12,907	0.2%
2 Petroleos Mexicanos	4.250%–6.500%	1/15/25–1/23/45	38,650	41,964	0.5%
United Mexican States	3.600%–8.300%	1/30/25–10/12/10	71,797	83,106	1.0%
Sovereign Bonds
(U.S. Dollar-Denominated)—Other †				472,000	5.5%
Total Sovereign Bonds (Cost $583,272)				609,977	7.2%
Taxable Municipal Bonds
Illinois GO	5.100%	6/1/33	23,740	23,689	0.3%
Taxable Municipal Bonds—Other †				476,513	5.6%
Total Taxable Municipal Bonds (Cost $425,715)				500,202	5.9%

61

Long-Term Bond Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investment
Money Market Fund
4 Vanguard Market Liquidity Fund
(Cost $32,169)	0.126%	32,169,204	32,169	0.4%
Total Investments (Cost $7,640,365)			8,454,741	99.3%
Other Assets and Liabilities
Other Assets			238,798	2.8%
Liabilities			(177,165)	(2.1%)
			61,633	0.7%
Net Assets			8,516,374	100.0%

At December 31, 2014, net assets consisted of:
				Amount
				($000)
Paid-in Capital				7,693,646
Undistributed Net Investment Income				—
Accumulated Net Realized Gains				8,352
Unrealized Appreciation (Depreciation)				814,376
Net Assets				8,516,374

Investor Shares—Net Assets
Applicable to 181,920,098 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				2,594,286
Net Asset Value Per Share—Investor Shares				$14.26

Institutional Shares—Net Assets
Applicable to 160,070,448 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				2,282,697
Net Asset Value Per Share—Institutional Shares				$14.26

Institutional Plus Shares—Net Assets
Applicable to 180,282,037 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				2,570,920
Net Asset Value Per Share—Institutional Plus Shares				$14.26

62

Long-Term Bond Index Fund

Amount
($000)
ETF Shares—Net Assets
Applicable to 11,400,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,068,471
Net Asset Value Per Share—ETF Shares	$93.73

• See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
2 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the aggregate value of these securities was $100,232,000, representing 1.2% of net assets.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
See accompanying Notes, which are an integral part of the Financial Statements.

63

Long-Term Bond Index Fund

Statement of Operations

Year Ended
December 31, 2014
($000)
Investment Income
Income
Interest[1]	296,169
Total Income	296,169
Expenses
The Vanguard Group—Note B
Investment Advisory Services	157
Management and Administrative—Investor Shares	4,049
Management and Administrative—Institutional Shares	879
Management and Administrative—Institutional Plus Shares	462
Management and Administrative—ETF Shares	490
Marketing and Distribution—Investor Shares	465
Marketing and Distribution—Institutional Shares	441
Marketing and Distribution—Institutional Plus Shares	396
Marketing and Distribution—ETF Shares	151
Custodian Fees	49
Auditing Fees	43
Shareholders’ Reports—Investor Shares	22
Shareholders’ Reports—Institutional Shares	2
Shareholders’ Reports—Institutional Plus Shares	—
Shareholders’ Reports—ETF Shares	58
Trustees’ Fees and Expenses	5
Total Expenses	7,669
Net Investment Income	288,500
Realized Net Gain (Loss) on Investment Securities Sold	75,690
Change in Unrealized Appreciation (Depreciation) of Investment Securities	855,064
Net Increase (Decrease) in Net Assets Resulting from Operations	1,219,254
1 Interest income from an affiliated company of the fund was $42,000.

See accompanying Notes, which are an integral part of the Financial Statements.

64

Long-Term Bond Index Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	288,500	246,051
Realized Net Gain (Loss)	75,690	14,569
Change in Unrealized Appreciation (Depreciation)	855,064	(825,885)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,219,254	(565,265)
Distributions
Net Investment Income
Investor Shares	(95,034)	(101,049)
Institutional Shares	(84,528)	(71,742)
Institutional Plus Shares	(78,633)	(44,188)
ETF Shares	(30,305)	(29,072)
Realized Capital Gain[1]
Investor Shares	(541)	(4,474)
Institutional Shares	(500)	(2,680)
Institutional Plus Shares	(540)	(936)
ETF Shares	(228)	(1,238)
Total Distributions	(290,309)	(255,379)
Capital Share Transactions
Investor Shares	262,379	(538,463)
Institutional Shares	225,367	443,518
Institutional Plus Shares	877,354	1,159,289
ETF Shares	487,146	(217,791)
Net Increase (Decrease) from Capital Share Transactions	1,852,246	846,553
Total Increase (Decrease)	2,781,191	25,909
Net Assets
Beginning of Period	5,735,183	5,709,274
End of Period	8,516,374	5,735,183
1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $0 and $811,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

65

Long-Term Bond Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$12.41	$14.27	$13.91	$12.04	$11.56
Investment Operations
Net Investment Income	. 556	. 557.570		.587	.595
Net Realized and Unrealized Gain (Loss)
on Investments	1.853	(1.837)	.591	1.991	.583
Total from Investment Operations	2.409	(1.280)	1.161	2.578	1.178
Distributions
Dividends from Net Investment Income	(.556)	(.557)	(.570)	(.587)	(.595)
Distributions from Realized Capital Gains	(. 003)	(. 023)	(. 231)	(.121)	(.103)
Total Distributions	(.559)	(.580)	(. 801)	(.708)	(.698)
Net Asset Value, End of Period	$14.26	$12.41	$14.27	$13.91	$12.04

Total Return[1]	19.72%	-9.13%	8.49%	22.06%	10.27%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,594	$2,019	$2,904	$2,727	$2,250
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.22%	0.22%
Ratio of Net Investment Income to
Average Net Assets	4.10%	4.21%	4.00%	4.62%	4.87%
Portfolio Turnover Rate[2]	39%	50%	41%	45%	54%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

66

Long-Term Bond Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$12.41	$14.27	$13.91	$12.04	$11.56
Investment Operations
Net Investment Income	. 573.574		.589	.606	.613
Net Realized and Unrealized Gain (Loss)
on Investments	1.853	(1.837)	.591	1.991	.583
Total from Investment Operations	2.426	(1.263)	1.180	2.597	1.196
Distributions
Dividends from Net Investment Income	(.573)	(. 574)	(. 589)	(. 606)	(. 613)
Distributions from Realized Capital Gains	(. 003)	(. 023)	(. 231)	(.121)	(.103)
Total Distributions	(.576)	(.597)	(.820)	(.727)	(.716)
Net Asset Value, End of Period	$14.26	$12.41	$14.27	$13.91	$12.04

Total Return	19.87%	-9.01%	8.63%	22.24%	10.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,283	$1,784	$1,576	$1,174	$1,229
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to
Average Net Assets	4.23%	4.34%	4.13%	4.77%	5.02%
Portfolio Turnover Rate[1]	39%	50%	41%	45%	54%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

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Long-Term Bond Index Fund

Financial Highlights

Institutional Plus Shares
				Oct. 6,
				2011[1] to
	Year Ended December 31,			Dec. 31,
For a Share Outstanding Throughout Each Period	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.41	$14.27	$13.91	$13.69
Investment Operations
Net Investment Income	. 576.577		.592	.152
Net Realized and Unrealized Gain (Loss) on Investments	1.853	(1.837)	.591	.341
Total from Investment Operations	2.429	(1.260)	1.183	.493
Distributions
Dividends from Net Investment Income	(.576)	(.577)	(. 592)	(.152)
Distributions from Realized Capital Gains	(. 003)	(. 023)	(. 231)	(.121)
Total Distributions	(.579)	(. 600)	(. 823)	(.273)
Net Asset Value, End of Period	$14.26	$12.41	$14.27	$13.91

Total Return	19.89%	-8.99%	8.65%	3.64%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,571	$1,444	$424	$440
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.05%	0.05%[2]
Ratio of Net Investment Income to Average Net Assets	4.25%	4.36%	4.15%	4.79%[2]
Portfolio Turnover Rate [3]	39%	50%	41%	45%
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

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Long-Term Bond Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$81.45	$93.73	$91.40	$79.07	$75.91
Investment Operations
Net Investment Income	3.639	3.813	3.790	3.904	3.954
Net Realized and Unrealized Gain (Loss)
on Investments	12.300	(12.129)	3.851	13.127	3.836
Total from Investment Operations	15.939	(8.316)	7.641	17.031	7.790
Distributions
Dividends from Net Investment Income	(3.639)	(3.813)	(3.790)	(3.904)	(3.954)
Distributions from Realized Capital Gains	(.020)	(.151)	(1.521)	(.797)	(.676)
Total Distributions	(3.659)	(3.964)	(5.311)	(4.701)	(4.630)
Net Asset Value, End of Period	$93.73	$81.45	$93.73	$91.40	$79.07

Total Return	19.89%	-9.03%	8.49%	22.18%	10.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,068	$489	$806	$512	$324
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.11%	0.11%
Ratio of Net Investment Income to
Average Net Assets	4.20%	4.31%	4.10%	4.73%	4.98%
Portfolio Turnover Rate[1]	39%	50%	41%	45%	54%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

69

Long-Term Bond Index Fund

Notes to Financial Statements

Vanguard Long-Term Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers four classes of shares: Investor Shares, Institutional Shares, Institutional Plus Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions from net investment income are declared daily by all share classes except ETF Shares, and paid on the first business day of the following month. Monthly income dividends from ETF Shares, and annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are

70

Long-Term Bond Index Fund

charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at December 31, 2014, or at any time during the period then ended.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At December 31, 2014, the fund had contributed capital of $762,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.30% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

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Long-Term Bond Index Fund

The following table summarizes the market value of the fund’s investments as of December 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	3,127,990	—
Corporate Bonds	—	4,184,403	—
Sovereign Bonds	—	609,977	—
Taxable Municipal Bonds	—	500,202	—
Temporary Cash Investments	32,169	—	—
Total	32,169	8,422,572	—

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

During the year ended December 31, 2014, the fund realized $41,711,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $739,000 from accumulated net realized gains to paid-in capital.

The fund used capital loss carryforwards of $20,710,000 to offset taxable capital gains realized during the year ended December 31, 2014, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at December 31, 2014, the fund had $79,000 of short-term capital gains and $8,274,000 of long-term capital gains available for distribution. Short-term gain distributions are treated as ordinary income for tax purposes.

At December 31, 2014, the cost of investment securities for tax purposes was $7,640,365,000. Net unrealized appreciation of investment securities for tax purposes was $814,376,000, consisting of unrealized gains of $841,199,000 on securities that had risen in value since their purchase and $26,823,000 in unrealized losses on securities that had fallen in value since their purchase.

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Long-Term Bond Index Fund

E. During the year ended December 31, 2014, the fund purchased $1,987,417,000 of investment securities and sold $803,857,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $2,782,361,000 and $2,076,256,000, respectively. Total purchases and sales include $786,095,000 and $231,238,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

			Year Ended December 31,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	726,447	53,789	419,097	31,273
Issued in Lieu of Cash Distributions	83,598	6,139	91,692	6,934
Redeemed	(547,666)	(40,722)	(1,049,252)	(79,063)
Net Increase (Decrease)—Investor Shares	262,379	19,206	(538,463)	(40,856)
Institutional Shares
Issued	776,880	56,976	803,345	61,587
Issued in Lieu of Cash Distributions	82,728	6,069	67,973	5,171
Redeemed	(634,241)	(46,766)	(427,800)	(33,429)
Net Increase (Decrease)—Institutional Shares	225,367	16,279	443,518	33,329
Institutional Plus Shares
Issued	1,054,351	76,847	1,142,252	85,377
Issued in Lieu of Cash Distributions	72,641	5,327	45,125	3,475
Redeemed	(249,638)	(18,266)	(28,088)	(2,169)
Net Increase (Decrease)—Institutional Plus Shares	877,354	63,908	1,159,289	86,683
ETF Shares
Issued	720,949	8,000	125,513	1,400
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(233,803)	(2,600)	(343,304)	(4,000)
Net Increase (Decrease)—ETF Shares	487,146	5,400	(217,791)	(2,600)

G. Management has determined that no material events or transactions occurred subsequent to December 31, 2014, that would require recognition or disclosure in these financial statements.

73

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Bond Index Funds and the Shareholders of Vanguard Short-Term Bond Index Fund, Vanguard Intermediate-Term Bond Index Fund and Vanguard Long-Term Bond Index Fund: In our opinion, the accompanying statements of net assets—investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Short-Term Bond Index Fund, Vanguard Intermediate-Term Bond Index Fund and Vanguard Long-Term Bond Index Fund (constituting separate portfolios of Vanguard Bond Index Funds, hereafter referred to as the “Funds”) at December 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and broker, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 10, 2015

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Special 2014 tax information (unaudited) for Vanguard Short-Term Bond Index Fund

This information for the fiscal year ended December 31, 2014, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $54,924,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 82.5% of income dividends are interest-related dividends.

Special 2014 tax information (unaudited) for Vanguard Intermediate-Term Bond Index Fund

This information for the fiscal year ended December 31, 2014, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $115,564,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 84.1% of income dividends are interest-related dividends.

Special 2014 tax information (unaudited) for Vanguard Long-Term Bond Index Fund

This information for the fiscal year ended December 31, 2014, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $2,548,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 76.5% of income dividends are interest-related dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

76

Six Months Ended December 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	6/30/2014	12/31/2014	Period
Based on Actual Fund Return
Short-Term Bond Index Fund
Investor Shares	$1,000.00	$1,002.19	$1.01
Admiral Shares	1,000.00	1,002.69	0.50
Institutional Shares	1,000.00	1,002.84	0.35
Institutional Plus Shares	1,000.00	1,002.94	0.25
ETF Shares	1,000.00	1,003.04	0.50
Intermediate-Term Bond Index Fund
Investor Shares	$1,000.00	$1,018.27	$1.02
Admiral Shares	1,000.00	1,018.79	0.51
Institutional Shares	1,000.00	1,018.94	0.36
Institutional Plus Shares	1,000.00	1,019.04	0.25
ETF Shares	1,000.00	1,019.20	0.51
Long-Term Bond Index Fund
Investor Shares	$1,000.00	$1,068.26	$1.04
Institutional Shares	1,000.00	1,068.95	0.37
Institutional Plus Shares	1,000.00	1,069.06	0.26
ETF Shares	1,000.00	1,069.22	0.52

Six Months Ended December 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	6/30/2014	12/31/2014	Period
Based on Hypothetical 5% Yearly Return
Short-Term Bond Index Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51
Institutional Shares	1,000.00	1,024.85	0.36
Institutional Plus Shares	1,000.00	1,024.95	0.26
ETF Shares	1,000.00	1,024.70	0.51
Intermediate-Term Bond Index Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51
Institutional Shares	1,000.00	1,024.85	0.36
Institutional Plus Shares	1,000.00	1,024.95	0.26
ETF Shares	1,000.00	1,024.70	0.51
Long-Term Bond Index Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Institutional Shares	1,000.00	1,024.85	0.36
Institutional Plus Shares	1,000.00	1,024.95	0.26
ETF Shares	1,000.00	1,024.70	0.51
The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Bond Index Fund, 0.20% for Investor Shares, 0.10% for Admiral Shares, 0.07% for Institutional Shares, 0.05% for Institutional Plus Shares, and 0.10% for ETF Shares; for the Intermediate-Term Bond Index Fund, 0.20% for Investor Shares, 0.10% for Admiral Shares, 0.07% for Institutional Shares, 0.05% for Institutional Plus Shares, and 0.10% for ETF Shares; and for the Long-Term Bond Index Fund, 0.20% for Investor Shares, 0.07% for Institutional Shares, 0.05% for Institutional Plus Shares, and 0.10% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

78

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays using ratings generally derived from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating is shown.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

79

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Spliced 1–5 Year Investment-Grade Debt Funds Average: Based on average returns for 1–5 Year U.S. Government Funds through December 31, 2001, and average returns for 1–5 Year Investment-Grade Debt Funds thereafter. Derived from data provided by Lipper, a Thomson Reuters Company.

Spliced Barclays U.S. 1–5 Year Government/Credit Float Adjusted Index: Barclays U.S. 1–5 Year Government/Credit Bond Index through December 31, 2009; Barclays U.S. 1–5 Year Government/Credit Float Adjusted Index thereafter.

Spliced Barclays U.S. 5–10 Year Government/Credit Float Adjusted Index: Barclays U.S. 5–10 Year Government/Credit Bond Index through December 31, 2009; Barclays U.S. 5–10 Year Government/Credit Float Adjusted Index thereafter.

Spliced Barclays U.S. Aggregate Float Adjusted Index: Barclays U.S. Aggregate Bond Index through December 31, 2009; Barclays U.S. Aggregate Float Adjusted Index thereafter.

Spliced Barclays U.S. Long Government/Credit Float Adjusted Index: Barclays U.S. Long Government/Credit Bond Index through December 31, 2009; Barclays U.S. Long Government/Credit Float Adjusted Index thereafter.

Spliced Corporate A-Rated Debt Funds Average: Based on average returns for General Government Funds through December 31, 2001, and average returns for Corporate A-Rated Debt Funds thereafter. Derived from data provided by Lipper, a Thomson Reuters Company.

Spliced Intermediate Investment-Grade Debt Funds Average: Based on average returns for Intermediate U.S. Government Funds through December 31, 2001, Intermediate Investment-Grade Debt Funds through August 31, 2013, and Core Bond Funds thereafter.

80

The Vanguard funds are not sponsored, endorsed, issued, sold, or promoted by Barclays Capital Inc. or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Barclays indexes to track general bond market performance. Barclays has not passed on the legality or suitability of the funds with respect to any person or entity. Barclays’ only relationship to Vanguard and the funds is the licensing of the Barclays indexes, which are determined, composed, and calculated by Barclays without regard to Vanguard or the funds or any owners or purchasers of the funds. Barclays has no obligation to take the needs of Vanguard, the funds, or the owners of the funds into consideration in determining, composing, or calculating the Barclays indexes. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the funds to be issued. Barclays has no obligation or liability in connection with the administration, marketing, or trading of the funds.

Barclays shall have no liability to third parties for the quality, accuracy, and/or completeness of the indexes or any data included therein or for interruptions in the delivery of the indexes. Barclays makes no warranty, express or implied, as to results to be obtained by owners of the funds or any other person or entity from the use of the indexes or any data included therein in connection with the rights licensed hereunder or for any other use. Barclays reserves the right to change the methods of calculation or publication, or to cease the calculation or publication of the Barclays U.S. 1–5 Year Government/ Credit Float Adjusted Index, Barclays U.S. 5–10 Year Government Credit Float Adjusted Index, and Barclays U.S. Long Government/Credit Float Adjusted Index, and Barclays shall not be liable for any miscalculation of or any incorrect, delayed, or interrupted publication with respect to any of the Barclays indexes. Barclays makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the indexes or any data included therein. Barclays shall not be liable for any damages, including, without limitation, any indirect or consequential damages resulting from the use of the indexes or any data included therein.

81

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
IndependentTrustees	Bioethical Issues.

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2009–2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Chairman of the Board
and President (2006–2008) of Rohm and Haas Co.	of Hillenbrand, Inc. (specialized consumer services),
(chemicals); Director of Tyco International, Ltd.	and of Oxfam America; Director of SKF AB (industrial
(diversified manufacturing and services), Hewlett-	machinery), Hyster-Yale Materials Handling, Inc.
Packard Co. (electronic computer manufacturing),	(forklift trucks), the Lumina Foundation for Education,

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Trustee of
Colby-Sawyer College; Member of the Advisory Board	Founder
of the Norris Cotton Cancer Center and of the Advisory
Board of the Parthenon Group (strategy consulting).	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3140 022015

Annual Report | December 31, 2014

Vanguard Total Bond Market Index Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	10
Performance Summary.	12
Financial Statements.	15
About Your Fund’s Expenses.	34
Glossary.	36

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended December 31, 2014

	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Total Bond Market Index Fund
Investor Shares	1.99%	2.55%	3.21%	5.76%
Admiral™ Shares	2.12	2.68	3.21	5.89
Institutional Shares	2.13	2.70	3.21	5.91
Institutional Plus Shares	2.14	2.71	3.21	5.92
ETF Shares	2.12
Market Price				5.87
Net Asset Value				5.96
Barclays U.S. Aggregate Float Adjusted Index				5.85
Core Bond
Funds Average				5.28
Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares and Institutional Plus Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Chairman’s Letter

Dear Shareholder,

Many investors expected yields to continue climbing in 2014 as the Federal Reserve wound down its unprecedented bond-buying program, which had been designed to speed the economy’s recovery. But markets often do the unexpected, and intermediate-and long-term yields drifted lower during the year. Prospects for the global economy grew more clouded, geopolitical tensions simmered, and any acceleration in inflation appeared more distant.

Because bond yields and prices move in opposite directions, the environment was positive overall for the bond market, with a strong recovery playing out among longer-dated securities. Vanguard Total Bond Market Index Fund returned 5.76% for the 12 months ended December 31, 2014, with more than half of that coming from an appreciation in bond prices. (All returns and yields cited in this letter are for the fund’s Investor Shares.) That performance came close to matching the 5.85% return of the fund’s benchmark, which incurs no costs, and it was ahead of the average return of 5.28% for its peer group, which includes actively managed funds.

Rising bond prices pushed the fund’s 30-day SEC yield down to 1.99% on December 31, compared with 2.11% a year earlier.

2

Please note that the conversion of the fund’s Signal Shares to Admiral Shares was completed in October as part of a yearlong plan to streamline Vanguard’s share-class offerings.

U.S. stocks finished strongly for the sixth straight year
U.S. stocks returned nearly 13% for the 12 months, posting gains for the sixth consecutive calendar year. Rising corporate earnings, the growing U.S. economy, and generally accommodative global monetary policies lifted domestic markets even as Europe and China faced economic challenges, tensions flared in the Middle East and Ukraine, and concerns arose over stocks’ high valuations.

Investors seemed to be reassured by the Fed’s stance that it will be “patient” as it decides when to increase short-term interest rates. Other central banks—including the Bank of Japan, the European Central Bank, and the People’s Bank of China—announced significant additional stimulus measures.

International stocks didn’t fare as well as their U.S. counterparts, returning about –3% in dollar terms. Their performance was hurt as many foreign currencies weakened against the U.S. dollar. Emerging-market stocks rose slightly, while stocks from the developed markets of Europe and the Pacific region retreated.

Market Barometer
		Average Annual Total Returns
		Periods Ended December 31, 2014
	One	Three	Five
	Year	Years	Years
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	5.97%	2.66%	4.45%
Barclays Municipal Bond Index (Broad tax-exempt market)	9.05	4.30	5.16
Citigroup Three-Month U.S. Treasury Bill Index	0.03	0.04	0.06

Stocks
Russell 1000 Index (Large-caps)	13.24%	20.62%	15.64%
Russell 2000 Index (Small-caps)	4.89	19.21	15.55
Russell 3000 Index (Broad U.S. market)	12.56	20.51	15.63
FTSE All-World ex US Index (International)	-3.31	9.41	4.75

CPI
Consumer Price Index	0.76%	1.33%	1.69%

3

In a reversal from the previous year, bond prices rose during 2014
The bond market was rattled in 2013 when the Fed indicated its intention to cut back and eventually end its stimulative bond-buying program. The gradual pace of tapering in 2014 helped calm bond investors’ nerves, however, as did the Fed’s repeated assurances that short-term interest rates were likely to remain low even after the program ended.

The economy showed enough strength for the Fed to end the program in October. Gross domestic product continued to gain traction after a disappointing first quarter, the labor market improved, and inflation remained tame with help in the second half of the year from a slide in oil prices.

This environment of moderate economic growth, low inflation, and continued easy monetary policy helped revive investor appetite for bonds, as did the turmoil in the Middle East and Eastern Europe. International investors also showed interest given the relative value of U.S. bonds and the strong dollar.

With this favorable backdrop, the broad U.S. taxable bond market returned 5.97% for the period. Municipal bonds returned 9.05%, benefiting from increased demand and generally limited supply. International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –3.08%.

Expense Ratios
Your Fund Compared With Its Peer Group
						Peer
	Investor	Admiral	Institutional	Institutional	ETF	Group
	Shares	Shares	Shares	Plus Shares	Shares	Average
Total Bond Market Index Fund	0.20%	0.08%	0.07%	0.05%	0.08%	0.83%
The fund expense ratios shown are from the prospectus dated April 29, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended December 31, 2014, the fund’s expense ratios were 0.20% for Investor Shares, 0.07% for Admiral Shares, 0.06% for Institutional Shares, 0.05% for Institutional Plus Shares, and 0.07% for ETF Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: Core Bond Funds Average.

4

As for money market funds and savings accounts, their returns remained minuscule as the Fed kept its target for short-term interest rates between 0% and 0.25%.

Longer-dated bonds staged a strong rebound
Over the 12 months, the Treasury yield curve flattened. Yields of short-term Treasuries edged higher on the prospect of a rise in the federal funds target rate down the road, while those of longer-dated Treasuries fell. The 3-year Treasury yield, for example, rose 34 basis points to 1.10%, while the 10-year Treasury yield fell 78 basis points to 2.19% and the 30-year Treasury yield fell 114 basis points to 2.76%. (A basis point is one-hundredth of a percentage point.)

Treasury bonds in particular benefited from investors seeking a safe place for their money. These securities, which accounted for the largest slice of the fund’s assets, returned just over 5% for the year. Although short-term Treasuries made modest gains, their long-term counterparts were up by more than 25%.

Corporate bonds returned more than 7% for the 12 months, even though the spread between their yields and those of comparable Treasuries widened in the second half of the year. Long-term bonds also boosted this market segment’s performance, with a return of close to 16%. Utilities, generally considered a defensive sector, far outpaced the returns of bonds

Total Returns
Ten Years Ended December 31, 2014
Average
Annual Return
Total Bond Market Index Fund Investor Shares	4.57%
Spliced Barclays U.S. Aggregate Float Adjusted Index	4.72
Spliced Intermediate Investment-Grade Debt Funds Average	4.12
For a benchmark description, see the Glossary.

Spliced Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

issued by industrial companies and financial institutions. The differences in returns by credit quality were more muted.

Government mortgage-backed securities, another large component in the index, returned about 5.6%. There was an uptick in mortgage loan refinancing as the stronger economy and better housing market helped more homeowners qualify to take advantage of lower rates. With interest rates having been low for years, however, prepayment risk was limited, and these securities performed more or less in line with the broad bond market.

The fund’s low cost was a constant during the market’s ups and downs
Costs are a key factor in determining how much of a fund’s return investors actually get to keep. Over the decade ended December 31, 2014, Vanguard Total Bond Market Index Fund’s low expense ratio helped the fund post an average annual return of 4.57%, only 15 basis points behind its expense-free benchmark (+4.72%) and ahead of its peers (+4.12%).

With return prospects for bonds looking more muted than in recent years (see the box below), the fund’s low expense ratio

Vanguard’s outlook for investors: Expect less and stay balanced

In Vanguard’s recently published market outlook, global chief economist Joe Davis and his team discuss expected returns for various asset classes over the coming years. Although not bearish, our outlook on global stocks and bonds is the most guarded since 2006. The report cautions that, over the next decade, returns for a balanced portfolio are likely to be moderately below long-run historical averages.

Our simulations indicate that the average annualized returns of a 60% equity/40% bond portfolio for the decade ending 2024 are most likely to be centered in the 3%–5% range after inflation, below the actual average after-inflation return of 5.6% for the same portfolio since 1926.

Even so, Vanguard firmly believes that the principles for investing success—focusing on clear goals, a suitable asset allocation, low costs, and long-term discipline—remain unchanged.

For more information about our expectations and the probability of various outcomes, see Vanguard’s Economic and Investment Outlook, available at vanguard.com/research.

IMPORTANT: The projections and other information generated by the Vanguard Capital Markets Model (VCMM) regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual invest- ment results, and are not guarantees of future results. Distribution of return outcomes from VCMM, derived from 10,000 simulations for U.S. equity returns and fixed income returns. Simulations as of September 30, 2014. Results from the model may vary with each use and over time. For more information, please see page 7.

6

will remain crucial to helping investors keep more of what investment-grade bonds produce.

To build for the long term, start with a solid foundation
As the leader of a major investment firm, I get asked a lot of questions on all kinds of topics, from the outlook for global markets to the best fund choices for an IRA. But a topic that almost never comes up—and one that I consider perhaps the most important—is setting investment goals.

At Vanguard, we believe that following four timeless, straightforward principles can help put you on the right track toward investment success: creating clear, appropriate investment goals; developing a suitable asset allocation using broadly diversified funds; minimizing cost; and maintaining perspective and long-term discipline.

All four principles are essential, and the order in which they’re listed is intentional. Every good investment plan begins with a clearly defined goal, which sets the foundation for building your portfolio.

IMPORTANT: The projections and other information generated by the Vanguard Capital Markets Model regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual investment results, and are not guarantees of future results. VCMM results will vary with each use and over time.
The VCMM projections are based on a statistical analysis of historical data. Future returns may behave differently from the historical patterns captured in the VCMM. More important, the VCMM may be underestimating extreme negative scenarios unobserved in the historical period on which the model estimation is based.
The Vanguard Capital Markets Model® is a proprietary financial simulation tool developed and maintained by Vanguard’s primary investment research and advice teams. The model forecasts distributions of future returns for a wide array of broad asset classes. Those asset classes include U.S. and international equity markets, several maturities of the U.S. Treasury and corporate fixed income markets, international fixed income markets, U.S. money markets, commodities, and certain alternative investment strategies. The theoretical and empirical foundation for the Vanguard Capital Markets Model is that the returns of various asset classes reflect the compensation investors require for bearing different types of systematic risk (beta). At the core of the model are estimates of the dynamic statistical relationship between risk factors and asset returns, obtained from statistical analysis based on available monthly financial and economic data from as early as 1960. Using a system of estimated equations, the model then applies a Monte Carlo simulation method to project the estimated interrelationships among risk factors and asset classes as well as uncertainty and randomness over time. The model generates a large set of simulated outcomes for each asset class over several time horizons. Forecasts are obtained by computing measures of central tendency in these simulations. Results produced by the tool will vary with each use and over time.

7

(You can read more in Vanguard’s Principles for Investing Success, available at vanguard.com/research.)

Setting an investment goal doesn’t have to be complicated. It can be as simple as saving for retirement or for a child’s college education. Being realistic about your goals—and how to meet them—can help you stick with your investment plan even when times get tough.

We’ve recently welcomed a new year, which for many means a new beginning. Now is a perfect time to revisit your investment plan and make any necessary adjustments to help you reach your long-term financial goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
January 14, 2015

Your Fund’s Performance at a Glance
December 31, 2013, Through December 31, 2014
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Total Bond Market Index Fund
Investor Shares	$10.56	$10.87	$0.264	$0.029
Admiral Shares	10.56	10.87	0.278	0.029
Institutional Shares	10.56	10.87	0.279	0.029
Institutional Plus Shares	10.56	10.87	0.280	0.029
ETF Shares	79.91	82.33	2.073	0.221

9

Total Bond Market Index Fund

Fund Profile
As of December 31, 2014

Share-Class Characteristics
	Investor	Admiral	Institutional	Institutional
	Shares	Shares	Shares	Plus Shares	ETF Shares
Ticker Symbol	VBMFX	VBTLX	VBTIX	VBMPX	BND
Expense Ratio[1]	0.20%	0.08%	0.07%	0.05%	0.08%
30-Day SEC Yield	1.99%	2.12%	2.13%	2.14%	2.12%

Financial Attributes

		Barclays
		Aggregate
		Float Adj
	Fund	Index
Number of Bonds	7,038	9,054
Yield to Maturity
(before expenses)	2.1%	2.2%
Average Coupon	3.3%	3.2%
Average Duration	5.5 years	5.7 years
Average Effective
Maturity	7.5 years	7.7 years
Short-Term
Reserves	0.7%	—

Sector Diversification (% of portfolio)
Asset-Backed	0.6%
Commercial Mortgage-Backed	2.3
Finance	8.8
Foreign	6.9
Government Mortgage-Backed	13.4
Industrial	15.9
Treasury/Agency	45.1
Utilities	2.1
Other	4.9
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
Barclays
Aggregate
Float Adj
Index
R-Squared	1.00
Beta	1.01
These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Distribution by Credit Quality (% of portfolio)
U.S. Government	58.6%
Aaa	10.1
Aa	4.2
A	13.4
Baa	13.7
Credit-quality ratings are obtained from Barclays and are generally from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. For more information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	5.9%
1 - 3 Years	26.8
3 - 5 Years	20.8
5 - 10 Years	30.5
10 - 20 Years	3.7
20 - 30 Years	11.8
Over 30 Years	0.5

1 The expense ratios shown are from the prospectus dated April 29, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended December 31, 2014, the expense ratios were 0.20% for Investor Shares, 0.07% for Admiral Shares, 0.06% for Institutional Shares, 0.05% for Institutional Plus Shares, and 0.07% for ETF Shares.

10

Total Bond Market Index Fund

Investment Focus

Total Bond Market Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 31, 2004, Through December 31, 2014
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended December 31, 2014
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Total Bond Market Index Fund Investor
Shares	5.76%	4.25%	4.57%	$15,640
•••••••• Spliced Barclays U.S. Aggregate Float
Adjusted Index	5.85	4.48	4.72	15,867
– – – – Spliced Intermediate Investment-Grade
Debt Funds Average	5.28	4.77	4.12	14,978
For a benchmark description, see the Glossary.
Spliced Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Total Bond Market Index Fund Admiral
Shares	5.89%	4.37%	4.68%	$15,803
Spliced Barclays U.S. Aggregate Float
Adjusted Index	5.85	4.48	4.72	15,867

See Financial Highlights for dividend and capital gains information.

12

Total Bond Market Index Fund

		Average Annual Total Returns
	Periods Ended December 31, 2014
				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Total Bond Market Index Fund Institutional
Shares	5.91%	4.39%	4.72%	$7,926,481
Spliced Barclays U.S. Aggregate Float
Adjusted Index	5.85	4.48	4.72	7,933,404

				Final Value
	One	Five	Ten	of a $100,000,000
	Year	Years	Years	Investment
Total Bond Market Index Fund Institutional
Plus Shares	5.92%	4.41%	4.72%	$158,668,598
Spliced Barclays U.S. Aggregate Float Adjusted
Index	5.85	4.48	4.72	158,668,071
The creation of the Institutional Plus Shares occurred on February 5, 2010, when Vanguard Total Bond Market Index Fund acquired the net assets of Vanguard Institutional Total Bond Market Index Fund. For the periods ended December 31, 2014, the returns and other data shown in the table above reflect a blend of historical performance of the fund’s Institutional Shares prior to February 5, 2010, and of the Institutional Plus Shares from then on.

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(4/3/2007)	Investment
Total Bond Market Index FundETF Shares
Net Asset Value	5.96%	4.35%	4.96%	$14,554
Spliced Barclays U.S. Aggregate Float
Adjusted Index	5.85	4.48	5.03	14,629
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard.

Cumulative Returns of ETF Shares: April 3, 2007, Through December 31, 2014

			Since
	One	Five	Inception
	Year	Years	(4/3/2007)
Total Bond Market Index Fund ETF Shares Market
Price	5.87%	23.50%	45.57%
Total Bond Market Index Fund ETF Shares Net
Asset Value	5.96	23.76	45.54
Spliced Barclays U.S. Aggregate Float Adjusted
Index	5.85	24.51	46.29
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard.

13

Total Bond Market Index Fund

Fiscal-Year Total Returns (%): December 31, 2004, Through December 31, 2014
				Spliced
				Barclays
				Aggregate
			Investor Shares	FA Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2005	4.43%	-2.03%	2.40%	2.43%
2006	4.97	-0.70	4.27	4.33
2007	5.22	1.70	6.92	6.97
2008	4.85	0.20	5.05	5.24
2009	4.26	1.67	5.93	5.93
2010	3.55	2.87	6.42	6.58
2011	3.30	4.26	7.56	7.92
2012	2.63	1.42	4.05	4.32
2013	2.29	-4.55	-2.26	-1.97
2014	2.55	3.21	5.76	5.85
For a benchmark description, see the Glossary.

14

Total Bond Market Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of December 31, 2014

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
United States Treasury Note/Bond	3.625%	8/15/19	734,467	800,914	0.6%
United States Treasury Note/Bond	2.250%	11/15/24	727,923	733,040	0.5%
United States Treasury Note/Bond	0.250%	5/15/16	701,005	699,252	0.5%
United States Treasury Note/Bond	4.750%	8/15/17	613,460	673,463	0.5%
United States Treasury Note/Bond	1.750%	5/15/23	690,748	671,967	0.5%
United States Treasury Note/Bond	0.500%	9/30/16	636,450	635,553	0.5%
United States Treasury Note/Bond	1.000%	12/15/17	609,000	607,666	0.5%
United States Treasury Note/Bond	2.500%	6/30/17	574,125	596,550	0.4%
United States Treasury Note/Bond	3.375%	11/15/19	536,640	581,245	0.4%
United States Treasury Note/Bond	0.875%	11/15/17	578,381	575,489	0.4%
United States Treasury Note/Bond	1.500%	8/31/18	567,800	570,372	0.4%
United States Treasury Note/Bond	0.625%	7/15/16	565,490	566,463	0.4%
United States Treasury Note/Bond	0.875%	4/15/17	556,825	557,521	0.4%
United States Treasury Note/Bond	0.250%	2/29/16	534,170	533,417	0.4%
United States Treasury Note/Bond	2.500%	8/15/23	516,785	533,017	0.4%
United States Treasury Note/Bond	6.250%	8/15/23	397,528	529,146	0.4%
United States Treasury Note/Bond	2.750%	11/15/42	528,189	527,941	0.4%
United States Treasury Note/Bond	1.500%	11/30/19	497,625	494,281	0.4%
United States Treasury Note/Bond	0.375%	5/31/16	492,815	492,431	0.4%
United States Treasury Note/Bond	1.500%	10/31/19	495,010	491,763	0.4%
United States Treasury Note/Bond	2.500%	5/15/24	471,635	485,562	0.4%
United States Treasury Note/Bond	2.625%	11/15/20	465,099	485,154	0.4%
United States Treasury Note/Bond	3.625%	2/15/44	411,117	484,024	0.4%
United States Treasury Note/Bond	2.750%	2/15/24	458,579	482,297	0.4%
United States Treasury Note/Bond	1.000%	5/31/18	474,155	469,489	0.3%
United States Treasury Note/Bond	0.625%	11/30/17	474,265	467,967	0.3%
United States Treasury Note/Bond	0.875%	1/31/18	471,000	467,100	0.3%
United States Treasury Note/Bond	0.750%	3/15/17	467,160	467,015	0.3%
United States Treasury Note/Bond	0.500%	7/31/16	465,289	465,363	0.3%

15

Total Bond Market Index Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	United States Treasury Note/Bond	0.625%	2/15/17	465,800	464,561	0.3%
	United States Treasury Note/Bond	0.250%	4/15/16	461,885	461,091	0.3%
	United States Treasury Note/Bond	1.250%	11/30/18	457,545	454,113	0.3%
	United States Treasury Note/Bond	2.750%	11/15/23	418,462	440,172	0.3%
	United States Treasury Note/Bond	3.000%	9/30/16	421,830	439,429	0.3%
	United States Treasury Note/Bond	0.875%	8/15/17	433,815	432,661	0.3%
	United States Treasury Note/Bond	0.375%	4/30/16	431,350	431,147	0.3%
	United States Treasury Note/Bond	2.000%	2/28/21	426,058	428,721	0.3%
	United States Treasury Note/Bond	1.000%	9/15/17	425,957	426,089	0.3%
	United States Treasury Note/Bond	2.375%	6/30/18	397,275	411,676	0.3%
	United States Treasury Note/Bond	0.375%	3/15/16	404,735	404,735	0.3%
	United States Treasury Note/Bond	3.125%	5/15/21	374,455	401,543	0.3%
	United States Treasury Note/Bond	2.125%	6/30/21	394,450	398,951	0.3%
	United States Treasury Note/Bond	2.750%	8/15/42	395,355	395,418	0.3%
	United States Treasury Note/Bond	1.625%	12/31/19	395,000	394,321	0.3%
	United States Treasury Note/Bond	3.125%	5/15/19	368,664	392,974	0.3%
1	United States Treasury
	Note/Bond	0.375%–9.875%	11/15/15–11/15/44	29,703,386	31,645,787	23.2%
					54,568,851	39.9%
Agency Bonds and Notes
2	Federal Home Loan
	Mortgage Corp.	0.500%–6.750%	4/18/16–7/15/32	1,458,391	1,525,656	1.1%
2	Federal National
	Mortgage Assn.	0.000%–8.200%	3/10/16–7/15/37	1,827,092	1,920,393	1.4%
	Agency Bonds and Notes—Other †				1,292,645	1.0%
					4,738,694	3.5%
Conventional Mortgage-Backed Securities
[2,3,4] Fannie Mae Pool		4.000%	1/1/45	697,440	744,301	0.5%
[2,3,4] Fannie Mae Pool		3.500%	1/1/45	513,825	535,663	0.4%
[2,3,4] Fannie Mae Pool		2.000%–11.000%	4/1/15–1/1/45	10,034,714	10,696,126	7.8%
[2,4]	Freddie Mac Gold Pool	4.000%	1/1/45	513,775	547,653	0.4%
[2,3,4] Freddie Mac Gold Pool		2.000%–10.000%	2/1/15–1/1/45	6,244,145	6,643,294	4.9%
[2,4]	Freddie Mac Non
	Gold Pool	8.000%–10.500%	12/1/15–3/1/20	13	15	0.0%
[3,4]	Ginnie Mae I Pool	3.000%–11.500%	3/15/15–1/1/45	2,034,054	2,205,968	1.6%
[3,4]	Ginnie Mae II Pool	4.000%	1/1/45	884,120	947,255	0.7%
[3,4]	Ginnie Mae II Pool	3.500%	1/1/45	883,445	927,070	0.7%
[3,4]	Ginnie Mae II Pool	2.500%–8.500%	4/20/18–1/1/45	4,214,885	4,509,375	3.3%
					27,756,720	20.3%
Nonconventional Mortgage-Backed Securities
[2,4,5] Fannie Mae Pool		1.467%–6.150%	11/1/32–12/1/43	351,126	365,326	0.2%
[2,4,5] Freddie Mac Non Gold Pool		1.485%–6.215%	4/1/33–11/1/43	107,658	113,005	0.1%
[4,5]	Ginnie Mae II Pool	1.625%–5.000%	6/20/29–1/20/44	133,924	139,393	0.1%
					617,724	0.4%
Total U.S. Government and Agency Obligations (Cost $85,491,050)					87,681,989	64.1%
[6]Asset-Backed/Commercial Mortgage-Backed Securities (Cost $3,901,218) †					4,042,567	3.0%

Total Bond Market Index Fund

				Market	Percentage
				Value•	of Net
				($000)	Assets
Corporate Bonds
Finance
6	Banking †			7,711,352	5.7%
6	Brokerage †			320,381	0.2%
6	Finance Companies †			884,800	0.7%
	Insurance †			1,691,380	1.2%
	Other Finance †			24,851	0.0%
6	Real Estate Investment Trusts †			850,253	0.6%
				11,483,017	8.4%
Industrial
6	Basic Industry †			1,747,400	1.3%
6	Capital Goods †			1,647,481	1.2%
6	Communication †			3,765,000	2.8%
6	Consumer Cyclical †			2,326,783	1.7%
6	Consumer Noncyclical †			4,825,312	3.5%
6	Energy †			3,736,147	2.7%
	Other Industrial †			94,274	0.1%
6	Technology †			1,841,013	1.3%
	Transportation †			777,846	0.6%
				20,761,256	15.2%
Utilities
6	Electric †			2,552,435	1.9%
	Natural Gas †			146,777	0.1%
	Other Utility †			35,118	0.0%
				2,734,330	2.0%
Total Corporate Bonds (Cost $33,315,255)				34,978,603	25.6%
[6]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $7,493,805) †				7,677,847	5.6%
Taxable Municipal Bonds (Cost $1,177,386) †				1,383,580	1.0%

		Coupon	Shares
Temporary Cash Investment
Money Market Fund
7	Vanguard Market Liquidity Fund (Cost $6,400,778)	0.126%	6,400,778,392	6,400,778	4.7%
Total Investments (Cost $137,779,492)				142,165,364	104.0%
Other Assets and Liabilities
Other Assets				2,846,347	2.1%
Liabilities				(8,339,050)	(6.1%)
				(5,492,703)	(4.0%)
Net Assets				136,672,661	100.0%

17

Total Bond Market Index Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	135,764,586
Affiliated Vanguard Funds	6,400,778
Total Investments in Securities	142,165,364
Receivables for Investment Securities Sold	1,471,356
Receivables for Capital Shares Issued	414,487
Receivables for Accrued Income	869,967
Other Assets	90,537
Total Assets	145,011,711
Liabilities
Payables for Investment Securities Purchased	8,052,970
Payables for Capital Shares Redeemed	152,671
Other Liabilities	133,409
Total Liabilities	8,339,050
Net Assets	136,672,661

At December 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	132,260,942
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	25,847
Unrealized Appreciation (Depreciation)	4,385,872
Net Assets	136,672,661

Investor Shares—Net Assets
Applicable to 650,872,319 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	7,075,805
Net Asset Value Per Share—Investor Shares	$10.87

Admiral Shares—Net Assets
Applicable to 4,985,457,873 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	54,198,448
Net Asset Value Per Share—Admiral Shares	$10.87

Institutional Shares—Net Assets
Applicable to 2,493,016,570 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	27,102,551
Net Asset Value Per Share—Institutional Shares	$10.87

18

Total Bond Market Index Fund

Amount
($000)
Institutional Plus Shares—Net Assets
Applicable to 2,047,072,514 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	22,254,449
Net Asset Value Per Share—Institutional Plus Shares	$10.87

ETF Shares—Net Assets
Applicable to 316,323,018 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	26,041,408
Net Asset Value Per Share—ETF Shares	$82.33

• See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Securities with a value of $148,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of December 31, 2014.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Adjustable-rate security.
6 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the aggregate value of these securities was $524,974,000, representing 0.4% of net assets.
7 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

19

Total Bond Market Index Fund

Statement of Operations

Year Ended
December 31, 2014
($000)
Investment Income
Income
Interest[1]	3,147,280
Total Income	3,147,280
Expenses
The Vanguard Group—Note B
Investment Advisory Services	2,750
Management and Administrative—Investor Shares	12,958
Management and Administrative—Admiral Shares	21,907
Management and Administrative—Signal Shares	2,166
Management and Administrative—Institutional Shares	7,558
Management and Administrative—Institutional Plus Shares	5,246
Management and Administrative—ETF Shares	8,976
Marketing and Distribution—Investor Shares	1,823
Marketing and Distribution—Admiral Shares	5,771
Marketing and Distribution—Signal Shares	2,047
Marketing and Distribution—Institutional Shares	5,122
Marketing and Distribution—Institutional Plus Shares	3,868
Marketing and Distribution—ETF Shares	4,576
Custodian Fees	1,251
Auditing Fees	49
Shareholders’ Reports—Investor Shares	85
Shareholders’ Reports—Admiral Shares	81
Shareholders’ Reports—Signal Shares	74
Shareholders’ Reports—Institutional Shares	171
Shareholders’ Reports—Institutional Plus Shares	72
Shareholders’ Reports—ETF Shares	442
Trustees’ Fees and Expenses	85
Total Expenses	87,078
Net Investment Income	3,060,202
Realized Net Gain (Loss) on Investment Securities Sold	702,381
Change in Unrealized Appreciation (Depreciation) of Investment Securities	2,997,245
Net Increase (Decrease) in Net Assets Resulting from Operations	6,759,828
1 Interest income from an affiliated company of the fund was $5,460,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Total Bond Market Index Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,060,202	2,786,567
Realized Net Gain (Loss)	702,381	186,970
Change in Unrealized Appreciation (Depreciation)	2,997,245	(5,493,010)
Net Increase (Decrease) in Net Assets Resulting from Operations	6,759,828	(2,519,473)
Distributions
Net Investment Income
Investor Shares	(185,331)	(234,458)
Admiral Shares	(1,067,164)	(854,682)
Signal Shares	(171,056)	(297,984)
Institutional Shares	(585,500)	(522,499)
Institutional Plus Shares	(511,351)	(442,677)
ETF Shares	(539,800)	(434,267)
Realized Capital Gain[1]
Investor Shares	(18,976)	(24,380)
Admiral Shares	(141,765)	(83,008)
Signal Shares	(936)	(28,879)
Institutional Shares	(70,829)	(50,535)
Institutional Plus Shares	(58,057)	(42,229)
ETF Shares	(70,215)	(42,985)
Total Distributions	(3,420,980)	(3,058,583)
Capital Share Transactions
Investor Shares	(1,090,288)	(3,348,785)
Admiral Shares	19,668,322	(375,365)
Signal Shares	(10,549,767)	(1,712,566)
Institutional Shares	6,264,465	(1,234,164)
Institutional Plus Shares	3,084,978	3,150,527
ETF Shares	7,840,682	545,368
Net Increase (Decrease) from Capital Share Transactions	25,218,392	(2,974,985)
Total Increase (Decrease)	28,557,240	(8,553,041)
Net Assets
Beginning of Period	108,115,421	116,668,462
End of Period	136,672,661	108,115,421
1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $162,608,000 and $10,552,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Total Bond Market Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.56	$11.09	$11.00	$10.60	$10.35
Investment Operations
Net Investment Income	.264	.256	.285	.337	.362
Net Realized and Unrealized Gain (Loss)
on Investments	.339	(.504)	.156	.451	.297
Total from Investment Operations	.603	(.248)	.441	.788	.659
Distributions
Dividends from Net Investment Income	(. 264)	(. 256)	(. 285)	(. 337)	(.362)
Distributions from Realized Capital Gains	(. 029)	(. 026)	(. 066)	(. 051)	(. 047)
Total Distributions	(.293)	(.282)	(. 351)	(. 388)	(.409)
Net Asset Value, End of Period	$10.87	$10.56	$11.09	$11.00	$10.60

Total Return[1]	5.76%	-2.26%	4.05%	7.56%	6.42%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,076	$7,939	$11,794	$12,584	$14,437
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.22%	0.22%
Ratio of Net Investment Income to
Average Net Assets	2.44%	2.37%	2.55%	3.12%	3.38%
Portfolio Turnover Rate[2]	72%[3]	73%[3]	80%[3]	73%[3]	75%[3]
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
3 Includes 38%, 45%, 49%, 34%, and 28% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Total Bond Market Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.56	$11.09	$11.00	$10.60	$10.35
Investment Operations
Net Investment Income	. 278.269		.296	.350	.374
Net Realized and Unrealized Gain (Loss)
on Investments	.339	(.504)	.156	.451	.297
Total from Investment Operations	.617	(. 235)	. 452	. 801.671
Distributions
Dividends from Net Investment Income	(.278)	(. 269)	(. 296)	(. 350)	(. 374)
Distributions from Realized Capital Gains	(. 029)	(. 026)	(. 066)	(. 051)	(. 047)
Total Distributions	(.307)	(. 295)	(. 362)	(. 401)	(. 421)
Net Asset Value, End of Period	$10.87	$10.56	$11.09	$11.00	$10.60

Total Return[1]	5.89%	-2.15%	4.15%	7.69%	6.54%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$54,198	$33,450	$35,533	$31,366	$27,200
Ratio of Total Expenses to Average Net Assets	0.07%	0.08%	0.10%	0.10%	0.11%
Ratio of Net Investment Income to
Average Net Assets	2.57%	2.49%	2.65%	3.24%	3.49%
Portfolio Turnover Rate [2]	72%[3]	73%[3]	80%[3]	73%[3]	75%[3]
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
3 Includes 38%, 45%, 49%, 34%, and 28% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Total Bond Market Index Fund

Financial Highlights

Signal Shares
	Jan. 1,
2014, to
For a Share Outstanding	Oct. 24,		Year Ended December 31,
Throughout Each Period	2014[1]	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.56	$11.09	$11.00	$10.60	$10.35
Investment Operations
Net Investment Income	.229	.269	.296	.350	.374
Net Realized and Unrealized Gain (Loss)
on Investments	.331	(.504)	.156	.451	.297
Total from Investment Operations	.560	(.235)	.452	.801	.671
Distributions
Dividends from Net Investment Income	(.229)	(.269)	(.296)	(.350)	(.374)
Distributions from Realized Capital Gains	(.001)	(.026)	(.066)	(.051)	(.047)
Total Distributions	(.230)	(.295)	(.362)	(.401)	(.421)
Net Asset Value, End of Period	$10.89[1]	$10.56	$11.09	$11.00	$10.60

Total Return	5.33%	-2.15%	4.15%	7.69%	6.54%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$—	$10,276	$12,586	$10,938	$8,813
Ratio of Total Expenses to Average Net Assets	0.07%[2]	0.08%	0.10%	0.10%	0.11%
Ratio of Net Investment Income to
Average Net Assets	2.64%[2]	2.49%	2.65%	3.24%	3.49%
Portfolio Turnover Rate[3]	72%[4]	73%[4]	80% [4]	73%[4]	75%[4]
1 Net asset value as of October 24, 2014, on which date the Signal Shares were converted to Admiral Shares.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
4 Includes 38%, 45%, 49%, 34%, and 28% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Total Bond Market Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.56	$11.09	$11.00	$10.60	$10.35
Investment Operations
Net Investment Income	. 279.270		.299	.353	.378
Net Realized and Unrealized Gain (Loss)
on Investments	.339	(.504)	.156	.451	.297
Total from Investment Operations	.618	(. 234)	. 455	. 804.675
Distributions
Dividends from Net Investment Income	(.279)	(. 270)	(. 299)	(. 353)	(. 378)
Distributions from Realized Capital Gains	(. 029)	(. 026)	(. 066)	(. 051)	(. 047)
Total Distributions	(.308)	(. 296)	(. 365)	(. 404)	(. 425)
Net Asset Value, End of Period	$10.87	$10.56	$11.09	$11.00	$10.60

Total Return	5.91%	-2.14%	4.18%	7.72%	6.58%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$27,103	$20,206	$22,494	$22,812	$20,419
Ratio of Total Expenses to Average Net Assets	0.06%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to
Average Net Assets	2.58%	2.50%	2.68%	3.27%	3.53%
Portfolio Turnover Rate[1]	72%[2]	73%[2]	80%[2]	73%[2]	75%[2]
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
2 Includes 38%, 45%, 49%, 34%, and 28% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Total Bond Market Index Fund

Financial Highlights

Institutional Plus Shares
					Feb. 5,
					2010[1] to
		Year Ended December 31,
For a Share Outstanding					Dec. 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.56	$11.09	$11.00	$10.60	$10.50
Investment Operations
Net Investment Income	. 280.272		.301	.355	.343
Net Realized and Unrealized Gain (Loss)
on Investments	.339	(.504)	.156	.451	.147
Total from Investment Operations	.619	(.232)	.457	.806	.490
Distributions
Dividends from Net Investment Income	(.280)	(. 272)	(. 301)	(. 355)	(. 343)
Distributions from Realized Capital Gains	(. 029)	(. 026)	(. 066)	(. 051)	(. 047)
Total Distributions	(.309)	(.298)	(.367)	(. 406)	(. 390)
Net Asset Value, End of Period	$10.87	$10.56	$11.09	$11.00	$10.60

Total Return	5.92%	-2.12%	4.20%	7.74%	4.68%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$22,254	$18,607	$16,294	$9,486	$6,358
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.05%	0.05%	0.05%[2]
Ratio of Net Investment Income to
Average Net Assets	2.59%	2.52%	2.70%	3.29%	3.55%[2]
Portfolio Turnover Rate [3]	72%[4]	73%[4]	80%[4]	73%[4]	75%[4]
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
4 Includes 38%, 45%, 49%, 34%, and 28% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

26

Total Bond Market Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$79.91	$83.92	$83.31	$80.21	$78.31
Investment Operations
Net Investment Income	2.073	2.031	2.222	2.598	2.793
Net Realized and Unrealized Gain (Loss)
on Investments	2.641	(3.812)	1.111	3.487	2.256
Total from Investment Operations	4.714	(1.781)	3.333	6.085	5.049
Distributions
Dividends from Net Investment Income	(2.073)	(2.031)	(2.222)	(2.598)	(2.793)
Distributions from Realized Capital Gains	(.221)	(.198)	(. 501)	(. 387)	(.356)
Total Distributions	(2.294)	(2.229)	(2.723)	(2.985)	(3.149)
Net Asset Value, End of Period	$82.33	$79.91	$83.92	$83.31	$80.21

Total Return	5.96%	-2.14%	4.04%	7.71%	6.51%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$26,041	$17,637	$17,968	$14,596	$9,048
Ratio of Total Expenses to Average Net Assets	0.07%	0.08%	0.10%	0.10%	0.11%
Ratio of Net Investment Income to
Average Net Assets	2.57%	2.49%	2.65%	3.24%	3.49%
Portfolio Turnover Rate[1]	72%[2]	73%[2]	80%[2]	73%[2]	75%[2]
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
2 Includes 38%, 45%, 49%, 34%, and 28% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market Index Fund

Notes to Financial Statements

Vanguard Total Bond Market Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers five classes of shares: Investor Shares, Admiral Shares, Institutional Shares, Institutional Plus Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares, Institutional Shares, and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Prior to October 24, 2014, the fund offered Signal Shares. Effective at the close of business on October 24, 2014, the Signal Shares were converted to Admiral Shares.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

28

Total Bond Market Index Fund

At December 31, 2014, counterparties had deposited in segregated accounts securities and cash with a value of $1,660,000 in connection with TBA transactions.

3. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Assets and Liabilities.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily by all share classes except ETF Shares, and paid on the first business day of the following month. Monthly income dividends from ETF Shares, and annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at December 31, 2014, or at any time during the period then ended.

7. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

29

Total Bond Market Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At December 31, 2014, the fund had contributed capital of $12,618,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 5.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of December 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	87,681,984	5
Asset-Backed/Commercial Mortgage-Backed Securities	—	4,042,566	1
Corporate Bonds	—	34,978,603	—
Sovereign Bonds	—	7,677,847	—
Taxable Municipal Bonds	—	1,383,580	—
Temporary Cash Investments	6,400,778	—	—
Total	6,400,778	135,764,580	6

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

30

Total Bond Market Index Fund

During the year ended December 31, 2014, the fund realized $265,906,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $52,397,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at December 31, 2014, the fund had short-term and long-term capital gains of $19,839,000 and $22,611,000, respectively, available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

At December 31, 2014, the cost of investment securities for tax purposes was $137,796,095,000. Net unrealized appreciation of investment securities for tax purposes was $4,369,269,000, consisting of unrealized gains of $4,722,645,000 on securities that had risen in value since their purchase and $353,376,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2014, the fund purchased $7,031,687,000 of investment securities and sold $2,035,280,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $96,689,191,000 and $82,717,487,000, respectively. Total purchases and sales include $10,873,789,000 and $5,187,703,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

31

Total Bond Market Index Fund

F. Capital share transactions for each class of shares were:

			Year Ended December 31,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,513,130	140,315	1,420,671	130,390
Issued in Lieu of Cash Distributions	196,630	18,201	246,555	22,813
Redeemed	(2,800,048)	(259,709)	(5,016,011)	(465,110)
Net Increase (Decrease)—Investor Shares	(1,090,288)	(101,193)	(3,348,785)	(311,907)
Admiral Shares
Issued[1]	24,112,914	2,228,800	6,534,069	604,049
Issued in Lieu of Cash Distributions	1,104,379	102,113	860,542	79,740
Redeemed	(5,548,971)	(514,371)	(7,769,976)	(720,245)
Net Increase (Decrease) —Admiral Shares	19,668,322	1,816,542	(375,365)	(36,456)
Signal Shares
Issued	2,101,570	195,307	3,912,890	361,499
Issued in Lieu of Cash Distributions	144,029	13,381	288,775	26,743
Redeemed[1]	(12,795,366)	(1,182,143)	(5,914,231)	(550,120)
Net Increase (Decrease)—Signal Shares	(10,549,767)	(973,455)	(1,712,566)	(161,878)
Institutional Shares
Issued	10,389,753	961,193	6,543,589	605,896
Issued in Lieu of Cash Distributions	616,393	57,013	539,989	50,025
Redeemed	(4,741,681)	(439,384)	(8,317,742)	(770,852)
Net Increase (Decrease)—Institutional Shares	6,264,465	578,822	(1,234,164)	(114,931)
Institutional Plus Shares
Issued	5,556,783	514,144	6,791,909	630,634
Issued in Lieu of Cash Distributions	549,200	50,809	464,040	43,038
Redeemed	(3,021,005)	(280,632)	(4,105,422)	(380,801)
Net Increase (Decrease) —Institutional Plus Shares	3,084,978	284,321	3,150,527	292,871
ETF Shares
Issued	14,064,655	171,800	2,356,538	29,000
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(6,223,973)	(76,200)	(1,811,170)	(22,400)
Net Increase (Decrease)—ETF Shares	7,840,682	95,600	545,368	6,600
1 Admiral Shares Issued and Signal Shares Redeemed include $7,788,349,000 from the conversion of Signal Shares to Admiral Shares during the 2014 fiscal year.

G. Management has determined that no material events or transactions occurred subsequent to December 31, 2014, that would require recognition or disclosure in these financial statements.

32

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Bond Index Funds and the Shareholders of Vanguard Total Bond Market Index Fund:

In our opinion, the accompanying statement of net assets—investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Total Bond Market Index Fund (constituting a separate portfolio of Vanguard Bond Index Funds, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 10, 2015

Special 2014 tax information (unaudited) for Vanguard Total Bond Market Index Fund

This information for the fiscal year ended December 31, 2014, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $226,323,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 85.5% of income dividends are interest-related dividends.

33

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

34

Six Months Ended December 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Bond Market Index Fund	6/30/2014	12/31/2014	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,018.34	$1.02
Admiral Shares	1,000.00	1,019.00	0.36
Institutional Shares	1,000.00	1,019.05	0.31
Institutional Plus Shares	1,000.00	1,019.11	0.25
ETF Shares	1,000.00	1,019.47	0.36
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.85	0.36
Institutional Shares	1,000.00	1,024.90	0.31
Institutional Plus Shares	1,000.00	1,024.95	0.26
ETF Shares	1,000.00	1,024.85	0.36
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.20% for Investor Shares, 0.07% for Admiral Shares, 0.06% for Institutional Shares, 0.05% for Institutional Plus Shares, and 0.07% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

35

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays using ratings generally derived from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating is shown.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

36

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Spliced Barclays U.S. Aggregate Float Adjusted Index: Barclays U.S. Aggregate Bond Index through December 31, 2009; Barclays U.S. Aggregate Float Adjusted Index thereafter.

Spliced Intermediate Investment-Grade Debt Funds Average: Based on average returns for Intermediate U.S. Government Funds through December 31, 2001, Intermediate Investment-Grade Debt Funds through August 31, 2013, and Core Bond Funds thereafter.

37

Vanguard Total Bond Market Index Fund is not sponsored, endorsed, issued, sold, or promoted by Barclays Capital Inc. or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the Barclays index to track general bond market performance. Barclays has not passed on the legality or suitability of the fund with respect to any person or entity. Barclays’ only relationship to Vanguard and the fund is the licensing of the Barclays index, which is determined, composed, and calculated by Barclays without regard to Vanguard or the fund or any owners or purchasers of the fund. Barclays has no obligation to take the needs of Vanguard, the fund, or the owners of the fund into consideration in determining, composing, or calculating the Barclays index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the fund to be issued. Barclays has no obligation or liability in connection with the administration, marketing, or trading of the fund.

Barclays shall have no liability to third parties for the quality, accuracy, and/or completeness of the index or any data included therein or for interruptions in the delivery of the index. Barclays makes no warranty, express or implied, as to results to be obtained by owners of the fund or any other person or entity from the use of the index or any data included therein in connec- tion with the rights licensed hereunder or for any other use. Barclays reserves the right to change the methods of calculation or publication, or to cease the calculation or publication of the Barclays U.S. Aggregate Float Adjusted Index, and Barclays shall not be liable for any miscalculation of or any incorrect, delayed, or interrupted publication with respect to the index. Barclays makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the index or any data included therein. Barclays shall not be liable for any damages, including, without limitation, any indirect or consequential damages resulting from the use of the index or any data included therein.

38

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
IndependentTrustees	Bioethical Issues.

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2009–2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Chairman of the Board
and President (2006–2008) of Rohm and Haas Co.	of Hillenbrand, Inc. (specialized consumer services),
(chemicals); Director of Tyco International, Ltd.	and of Oxfam America; Director of SKF AB (industrial
(diversified manufacturing and services), Hewlett-	machinery), Hyster-Yale Materials Handling, Inc.
Packard Co. (electronic computer manufacturing),	(forklift trucks), the Lumina Foundation for Education,

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Trustee of
Colby-Sawyer College; Member of the Advisory Board	Founder
of the Norris Cotton Cancer Center and of the Advisory
Board of the Parthenon Group (strategy consulting).	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q840 022015

Annual Report | December 31, 2014

Vanguard Total Bond Market II Index Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	9
Performance Summary.	10
Financial Statements.	12
About Your Fund’s Expenses.	142
Glossary.	144

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended December 31, 2014
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Total Bond Market II Index Fund
Investor Shares	2.04%	2.35%	3.58%	5.93%
Institutional Shares	2.09	2.41	3.58	5.99
Barclays U.S. Aggregate Float Adjusted Index				5.85
Core Bond Funds Average				5.28
Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Institutional Shares are designed for eligible institutional investors who meet specific administrative, service, and account-size criteria.

Your Fund’s Performance at a Glance
December 31, 2013, Through December 31, 2014
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Total Bond Market II Index Fund
Investor Shares	$10.49	$10.84	$0.242	$0.025
Institutional Shares	10.49	10.84	0.248	0.025

Chairman’s Letter

Dear Shareholder,

Many investors expected yields to continue climbing in 2014 as the Federal Reserve wound down the unprecedented bond-buying program it implemented to speed the economy’s recovery. But markets often do the unexpected, and intermediate- and long-term yields drifted lower during the year. Prospects for the global economy grew more clouded, geopolitical tensions simmered, and any acceleration in inflation appeared more distant.

Because bond yields and prices move in opposite directions, the environment was positive overall for the bond market, with a strong recovery playing out among longer-dated securities. Vanguard Total Bond Market II Index Fund returned 5.93% for the 12 months ended December 31, 2014, with more than half of that coming from an appreciation in bond prices. (All returns and yields cited in this letter are for the fund’s Investor Shares.) That performance was roughly in line with the 5.85% return of the fund’s benchmark, and it was ahead of the average return of 5.28% for its peer group.

The fund’s 30-day SEC yield held fairly steady over the period, finishing at 2.04% on December 31, compared with 2.05% a year earlier.

U.S. stocks finished strongly for the sixth straight year
U.S. stocks returned nearly 13% for the 12 months, posting gains for the sixth consecutive calendar year. Rising corporate earnings, the growing U.S. economy,

and generally accommodative global monetary policies lifted domestic markets even as Europe and China faced economic challenges, tensions flared in the Middle East and Ukraine, and concerns arose over stocks’ high valuations.

Investors seemed to be reassured by the Fed’s stance that it will be “patient” as it decides when to increase short-term interest rates. Other central banks—including the Bank of Japan, the European Central Bank, and the People’s Bank of China—announced significant additional stimulus measures.

International stocks didn’t fare as well as their U.S. counterparts, returning about –3% in dollar terms. Their performance was hurt as many currencies weakened against the U.S. dollar. Emerging-market stocks rose slightly, while stocks from the developed markets of Europe and the Pacific region retreated.

In a reversal from the previous year, bond prices rose during 2014
The bond market was rattled in 2013 when the Fed indicated its intention to cut back and eventually end its stimulative bond-buying program. The gradual pace of tapering in 2014 helped calm bond investors’ nerves, however, as did the Fed’s repeated assurances that short-term interest rates were likely to remain low even after the program ended.

The economy showed enough strength for the Fed to end the program in October. Gross domestic product continued to gain

Market Barometer
		Average Annual Total Returns
		Periods Ended December 31, 2014
	One	Three	Five
	Year	Years	Years
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	5.97%	2.66%	4.45%
Barclays Municipal Bond Index (Broad tax-exempt market)	9.05	4.30	5.16
Citigroup Three-Month U.S. Treasury Bill Index	0.03	0.04	0.06

Stocks
Russell 1000 Index (Large-caps)	13.24%	20.62%	15.64%
Russell 2000 Index (Small-caps)	4.89	19.21	15.55
Russell 3000 Index (Broad U.S. market)	12.56	20.51	15.63
FTSE All-World ex US Index (International)	-3.31	9.41	4.75

CPI
Consumer Price Index	0.76%	1.33%	1.69%

traction after a disappointing first quarter, the labor market improved, and inflation remained tame with help in the second half of the year from a slide in oil prices.

This environment of moderate economic growth, low inflation, and continued easy monetary policy helped revive investor appetite for bonds, as did the turmoil in the Middle East and Eastern Europe. International investors also showed interest given the relative value of U.S. bonds and the strong dollar.

With this favorable backdrop, the broad U.S. taxable bond market returned 5.97% for the period. Municipal bonds returned 9.05%, benefiting from increased demand and generally limited supply. International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –3.08%.

As for money market funds and savings accounts, their returns remained minuscule, as the Fed kept its target for short-term interest rates between 0% and 0.25%.

Longer-dated bonds staged a strong rebound
Over the 12 months, the Treasury yield curve flattened. Yields of short-term Treasuries edged higher on the prospect of a rise in the federal funds target rate down the road, while those of longer-dated Treasuries fell. The 3-year Treasury yield, for example, rose 34 basis points to 1.10%, while the 10-year Treasury yield fell 78

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Institutional	Peer Group
	Shares	Shares	Average
Total Bond Market II Index Fund	0.12%	0.05%	0.83%
The fund expense ratios shown are from the prospectus dated April 29, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended December 31, 2014, the fund’s expense ratios were 0.10% for Investor Shares and 0.05% for Institutional Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: Core Bond Funds Average.

basis points to 2.19% and the 30-year Treasury yield fell 114 basis points to 2.76%. (A basis point is one-hundredth of a percentage point.)

Treasury bonds in particular benefited from investors seeking a safe place for their money. These securities, which accounted for the largest slice of the fund’s assets, returned just over 5% for the year. Although short-term Treasuries made modest gains, their long-term counterparts were up by more than 25%.

Corporate bonds returned more than 7% for the 12 months, even though the spread between their yields and those of comparable Treasuries widened in the second half of the year. Long-term bonds also boosted this market segment’s performance, with a return of close to 16%. Utilities, generally considered a defensive sector, far outpaced the returns of bonds issued by industrial companies and financial institutions. The differences in returns by credit quality were more muted.

Government mortgage-backed securities, another large component in the index, returned more than 5%. There was an uptick in refinancing as the stronger economy and better housing market helped more homeowners qualify to take advantage of lower mortgage rates. With interest rates having been low for years, however, prepayment risk was limited, and these securities performed more or less in line with the broad bond market.

Total Returns
Inception Through December 31, 2014
Average
Annual Return
Total Bond Market II Index Fund Investor Shares (Returns since inception: 1/26/2009)	4.65%
Spliced Barclays U.S. Aggregate Float Adjusted Index	4.86
Spliced Core Bond Funds Average	6.06
For a benchmark description, see the Glossary.

Spliced Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

The fund closely tracked its target index over time
Costs are a key factor in determining how much of a fund’s return investors get to keep. Since its launch about six years ago, Vanguard Total Bond Market II Index Fund has posted an average annual return of 4.65%, thanks in part to its low expense ratio. That’s not far off the return of 4.86% for its expense-free benchmark. The fund lagged the average return for its peers (+6.06%), which include actively managed funds.

With return prospects for bonds looking more muted than in recent years (see the box below), the fund’s low expense ratio will remain crucial to helping investors keep more of what investment-grade bonds produce.

To build for the long term, start with a solid foundation
As the leader of a major investment firm, I get asked a lot of questions on all kinds of topics, from the outlook for global markets to the best fund choices for an IRA. But a

Vanguard’s outlook for investors: Expect less and stay balanced

In Vanguard’s recently published market outlook, global chief economist Joe Davis and his team discuss expected returns for various asset classes over the coming years. Although not bearish, our outlook on global stocks and bonds is the most guarded since 2006. The report cautions that, over the next decade, returns for a balanced portfolio are likely to be moderately below long-run historical averages.

Our simulations indicate that the average annualized returns of a 60% equity/40% bond portfolio for the decade ending 2024 are most likely to be centered in the 3%–5% range after inflation, below the actual average after-inflation return of 5.6% for the same portfolio since 1926.

Even so, Vanguard firmly believes that the principles for investing success—focusing on clear goals, a suitable asset allocation, low costs, and long-term discipline—remain unchanged.

For more information about our expectations and the probability of various outcomes, see Vanguard’s Economic and Investment Outlook, available at vanguard.com/research.

IMPORTANT: The projections and other information generated by the Vanguard Capital Markets Model (VCMM) regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual investment results, and are not guarantees of future results. Distribution of return outcomes from VCMM, derived from 10,000 simulations for U.S. equity returns and fixed income returns. Simulations as of September 30, 2014. Results from the model may vary with each use and over time. For more information, please see page 7.

topic that almost never comes up—and one that I consider perhaps the most important—is setting investment goals.

At Vanguard, we believe that following four timeless, straightforward principles can help put you on the right track toward investment success: creating clear, appropriate investment goals; developing a suitable asset allocation using broadly diversified funds; minimizing cost; and maintaining perspective and long-term discipline.

All four principles are essential, and the order in which they’re listed is intentional. Every good investment plan begins with a clearly defined goal, which sets the foundation for building your portfolio. (You can read more in Vanguard’s Principles for Investing Success, available at vanguard.com/research.)

Setting an investment goal doesn’t have to be complicated. It can be as simple as saving for retirement or for a child’s college education. Being realistic about your goals—

IMPORTANT: The projections and other information generated by the Vanguard Capital Markets Model regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual investment results, and are not guarantees of future results. VCMM results will vary with each use and over time.
The VCMM projections are based on a statistical analysis of historical data. Future returns may behave differently from the historical patterns captured in the VCMM. More important, the VCMM may be underestimating extreme negative scenarios unobserved in the historical period on which the model estimation is based.
The Vanguard Capital Markets Model® is a proprietary financial simulation tool developed and maintained by Vanguard’s primary investment research and advice teams. The model forecasts distributions of future returns for a wide array of broad asset classes. Those asset classes include U.S. and international equity markets, several maturities of the U.S. Treasury and corporate fixed income markets, international fixed income markets, U.S. money markets, commodities, and certain alternative investment strategies. The theoretical and empirical foundation for the Vanguard Capital Markets Model is that the returns of various asset classes reflect the compensation investors require for bearing different types of systematic risk (beta). At the core of the model are estimates of the dynamic statistical relationship between risk factors and asset returns, obtained from statistical analysis based on available monthly financial and economic data from as early as 1960. Using a system of estimated equations, the model then applies a Monte Carlo simulation method to project the estimated interrelationships among risk factors and asset classes as well as uncertainty and randomness over time. The model generates a large set of simulated outcomes for each asset class over several time horizons. Forecasts are obtained by computing measures of central tendency in these simulations. Results produced by the tool will vary with each use and over time.

and how to meet them—can help you stick with your investment plan even when times get tough.

We’ve recently welcomed a new year, which for many means a new beginning. Now is a perfect time to revisit your investment plan and make any necessary adjustments to help you reach your long-term financial goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
January 14, 2015

Total Bond Market II Index Fund

Fund Profile
As of December 31, 2014

Share-Class Characteristics
	Investor	Institutional
	Shares	Shares
Ticker Symbol	VTBIX	VTBNX
Expense Ratio[1]	0.12%	0.05%
30-Day SEC Yield	2.04%	2.09%

Financial Attributes

		Barclays
		Aggregate
		Float Adj
	Fund	Index
Number of Bonds	6,696	9,054
Yield to Maturity
(before expenses)	2.2%	2.2%
Average Coupon	3.1%	3.2%
Average Duration	5.7 years	5.7 years
Average Effective
Maturity	7.8 years	7.7 years
Short-Term
Reserves	-0.7%	—

Sector Diversification (% of portfolio)
Asset-Backed	0.6%
Commercial Mortgage-Backed	2.1
Finance	8.4
Foreign	6.7
Government Mortgage-Backed	20.6
Industrial	15.1
Treasury/Agency	44.2
Utilities	2.0
Other	0.3
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
Barclays
Aggregate
Float Adj
Index
R-Squared	0.99
Beta	1.01
These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	1.6%
1 - 3 Years	25.6
3 - 5 Years	23.0
5 - 10 Years	34.4
10 - 20 Years	3.4
20 - 30 Years	11.5
Over 30 Years	0.5

Distribution by Credit Quality (% of portfolio)
U.S. Government	64.8%
Aaa	5.3
Aa	4.0
A	12.9
Baa	13.0
Credit-quality ratings are obtained from Barclays and are generally from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated April 29, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended December 31, 2014, the expense ratios were 0.10% for Investor Shares and 0.05% for Institutional Shares.

Total Bond Market II Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 26, 2009, Through December 31, 2014
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended December 31, 2014

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(1/26/2009)	Investment
Total Bond Market II Index Fund
Investor Shares	5.93%	4.26%	4.65%	$13,092
••••••• Spliced Barclays U.S. Aggregate Float
Adjusted Index	5.85	4.48	4.86	13,246
– – – – Spliced Core Bond Funds Average	5.28	4.77	6.06	14,176
For a benchmark description, see the Glossary.

Spliced Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(2/17/2009)	Investment
Total Bond Market II Index Fund Institutional
Shares	5.99%	4.32%	4.66%	$6,533,004
Spliced Barclays U.S. Aggregate Float
Adjusted Index	5.85	4.48	4.83	6,593,050
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standard.

See Financial Highlights for dividend and capital gains information.

Total Bond Market II Index Fund

Fiscal-Year Total Returns (%): January 26, 2009, Through December 31, 2014
				Spliced
				Barclays
				Aggregate
			Investor Shares	FA Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2009	3.68%	2.60%	6.28%	6.39%
2010	3.42	3.00	6.42	6.58
2011	3.11	4.48	7.59	7.92
2012	2.36	1.55	3.91	4.32
2013	2.00	-4.26	-2.26	-1.97
2014	2.35	3.58	5.93	5.85
For a benchmark description, see the Glossary.

Total Bond Market II Index Fund

Financial Statements

Statement of Net Assets
As of December 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (64.9%)
U.S. Government Securities (41.0%)
United States Treasury Note/Bond	9.875%	11/15/15	59,875	64,824
United States Treasury Note/Bond	0.250%	12/31/15	570,430	570,253
United States Treasury Note/Bond	0.375%	1/15/16	74,052	74,110
United States Treasury Note/Bond	2.000%	1/31/16	2,115	2,152
United States Treasury Note/Bond	0.375%	2/15/16	406,825	406,890
United States Treasury Note/Bond	4.500%	2/15/16	355,275	371,650
United States Treasury Note/Bond	9.250%	2/15/16	17,000	18,673
United States Treasury Note/Bond	0.250%	2/29/16	394,905	394,348
United States Treasury Note/Bond	2.125%	2/29/16	29,406	30,003
United States Treasury Note/Bond	2.625%	2/29/16	20,000	20,516
United States Treasury Note/Bond	0.375%	3/15/16	336,750	336,750
United States Treasury Note/Bond	0.375%	3/31/16	196,675	196,614
United States Treasury Note/Bond	2.375%	3/31/16	44,900	45,995
United States Treasury Note/Bond	0.375%	4/30/16	206,300	206,203
United States Treasury Note/Bond	2.000%	4/30/16	20,000	20,409
United States Treasury Note/Bond	0.250%	5/15/16	571,425	569,996
United States Treasury Note/Bond	5.125%	5/15/16	155,850	165,761
United States Treasury Note/Bond	7.250%	5/15/16	48,425	52,859
United States Treasury Note/Bond	0.375%	5/31/16	177,439	177,301
United States Treasury Note/Bond	1.750%	5/31/16	153,425	156,182
United States Treasury Note/Bond	3.250%	5/31/16	33,050	34,336
United States Treasury Note/Bond	0.500%	6/15/16	175,825	175,934
United States Treasury Note/Bond	1.500%	6/30/16	17,000	17,252
United States Treasury Note/Bond	0.625%	7/15/16	151,700	151,961
United States Treasury Note/Bond	1.500%	7/31/16	9,768	9,916
United States Treasury Note/Bond	0.625%	8/15/16	211,120	211,384
United States Treasury Note/Bond	4.875%	8/15/16	37,875	40,520
United States Treasury Note/Bond	0.500%	8/31/16	29,050	29,027
United States Treasury Note/Bond	1.000%	8/31/16	144,200	145,237
United States Treasury Note/Bond	3.000%	8/31/16	84,375	87,776
United States Treasury Note/Bond	0.875%	9/15/16	765,670	769,498
United States Treasury Note/Bond	0.500%	9/30/16	185,775	185,513
United States Treasury Note/Bond	1.000%	9/30/16	91,350	92,007
United States Treasury Note/Bond	3.000%	9/30/16	63,475	66,123
United States Treasury Note/Bond	0.625%	10/15/16	196,400	196,431
United States Treasury Note/Bond	0.375%	10/31/16	224,633	223,649
United States Treasury Note/Bond	1.000%	10/31/16	100,862	101,571

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	3.125%	10/31/16	122,475	128,006
United States Treasury Note/Bond	0.625%	11/15/16	756,525	756,404
United States Treasury Note/Bond	0.500%	11/30/16	138,442	138,096
United States Treasury Note/Bond	0.875%	11/30/16	125,208	125,736
United States Treasury Note/Bond	2.750%	11/30/16	249,165	258,937
United States Treasury Note/Bond	0.625%	12/15/16	282,490	282,315
United States Treasury Note/Bond	0.625%	12/31/16	200,000	199,812
United States Treasury Note/Bond	0.875%	12/31/16	135,000	135,485
United States Treasury Note/Bond	3.250%	12/31/16	86,325	90,641
United States Treasury Note/Bond	0.875%	1/31/17	123,125	123,471
United States Treasury Note/Bond	3.125%	1/31/17	272,675	286,181
United States Treasury Note/Bond	0.625%	2/15/17	638,125	636,428
United States Treasury Note/Bond	4.625%	2/15/17	3,425	3,704
United States Treasury Note/Bond	0.875%	2/28/17	60,506	60,648
United States Treasury Note/Bond	3.000%	2/28/17	5,300	5,553
United States Treasury Note/Bond	0.750%	3/15/17	443,610	443,472
United States Treasury Note/Bond	1.000%	3/31/17	107,855	108,327
United States Treasury Note/Bond	3.250%	3/31/17	145,650	153,616
United States Treasury Note/Bond	0.875%	4/15/17	247,650	247,960
United States Treasury Note/Bond	0.875%	4/30/17	527,650	528,225
United States Treasury Note/Bond	3.125%	4/30/17	193,275	203,542
United States Treasury Note/Bond	0.875%	5/15/17	380,790	380,908
United States Treasury Note/Bond	4.500%	5/15/17	146,125	158,614
United States Treasury Note/Bond	8.750%	5/15/17	56,644	67,141
United States Treasury Note/Bond	0.625%	5/31/17	115,260	114,612
United States Treasury Note/Bond	2.750%	5/31/17	163,671	171,087
United States Treasury Note/Bond	0.875%	6/15/17	325,675	325,473
United States Treasury Note/Bond	0.750%	6/30/17	182,760	182,018
United States Treasury Note/Bond	2.500%	6/30/17	91,625	95,204
United States Treasury Note/Bond	0.875%	7/15/17	174,113	173,868
United States Treasury Note/Bond	0.500%	7/31/17	350,560	346,508
United States Treasury Note/Bond	2.375%	7/31/17	207,707	215,236
United States Treasury Note/Bond	0.875%	8/15/17	154,395	153,984
United States Treasury Note/Bond	4.750%	8/15/17	45,000	49,401
United States Treasury Note/Bond	8.875%	8/15/17	56,325	67,837
United States Treasury Note/Bond	0.625%	8/31/17	236,400	234,074
United States Treasury Note/Bond	1.875%	8/31/17	101,700	104,020
United States Treasury Note/Bond	1.000%	9/15/17	183,500	183,557
United States Treasury Note/Bond	0.625%	9/30/17	52,945	52,358
United States Treasury Note/Bond	1.875%	9/30/17	77,200	78,961
United States Treasury Note/Bond	0.875%	10/15/17	404,214	402,573
United States Treasury Note/Bond	0.750%	10/31/17	6,315	6,263
United States Treasury Note/Bond	1.875%	10/31/17	25,000	25,578
United States Treasury Note/Bond	0.875%	11/15/17	160,573	159,770
United States Treasury Note/Bond	4.250%	11/15/17	3,865	4,212
United States Treasury Note/Bond	0.625%	11/30/17	77,325	76,298
United States Treasury Note/Bond	1.000%	12/15/17	250,000	249,452
United States Treasury Note/Bond	0.750%	12/31/17	50,000	49,461
United States Treasury Note/Bond	0.875%	1/31/18	127,495	126,439
United States Treasury Note/Bond	2.625%	1/31/18	2,575	2,688
United States Treasury Note/Bond	3.500%	2/15/18	41,055	43,980
United States Treasury Note/Bond	0.750%	2/28/18	96,295	94,956
United States Treasury Note/Bond	0.750%	3/31/18	82,680	81,414
United States Treasury Note/Bond	0.625%	4/30/18	94,700	92,777
United States Treasury Note/Bond	2.625%	4/30/18	26,125	27,309

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	3.875%	5/15/18	25,200	27,389
United States Treasury Note/Bond	9.125%	5/15/18	11,300	14,242
United States Treasury Note/Bond	1.000%	5/31/18	294,450	291,553
United States Treasury Note/Bond	2.375%	5/31/18	33,300	34,512
United States Treasury Note/Bond	1.375%	6/30/18	92,400	92,574
United States Treasury Note/Bond	2.375%	6/30/18	177,475	183,908
United States Treasury Note/Bond	1.375%	7/31/18	70,000	70,055
United States Treasury Note/Bond	2.250%	7/31/18	94,450	97,475
United States Treasury Note/Bond	4.000%	8/15/18	17,700	19,404
United States Treasury Note/Bond	1.500%	8/31/18	162,425	163,161
United States Treasury Note/Bond	1.375%	9/30/18	250,300	249,987
United States Treasury Note/Bond	1.250%	10/31/18	196,905	195,613
United States Treasury Note/Bond	1.750%	10/31/18	147,280	149,145
United States Treasury Note/Bond	3.750%	11/15/18	202,750	220,872
United States Treasury Note/Bond	1.250%	11/30/18	632,325	627,583
United States Treasury Note/Bond	1.375%	11/30/18	92,530	92,313
United States Treasury Note/Bond	1.375%	12/31/18	212,625	211,728
United States Treasury Note/Bond	1.500%	12/31/18	231,225	231,551
United States Treasury Note/Bond	1.250%	1/31/19	110,775	109,702
United States Treasury Note/Bond	1.500%	1/31/19	115,750	115,786
United States Treasury Note/Bond	2.750%	2/15/19	135,365	142,388
United States Treasury Note/Bond	1.375%	2/28/19	226,300	224,992
United States Treasury Note/Bond	1.500%	2/28/19	444,130	444,201
United States Treasury Note/Bond	1.500%	3/31/19	34,900	34,884
United States Treasury Note/Bond	1.625%	3/31/19	184,530	185,279
United States Treasury Note/Bond	1.250%	4/30/19	18,000	17,789
United States Treasury Note/Bond	1.625%	4/30/19	281,784	282,663
United States Treasury Note/Bond	3.125%	5/15/19	58,125	61,958
United States Treasury Note/Bond	1.125%	5/31/19	146,175	143,548
United States Treasury Note/Bond	1.500%	5/31/19	357,000	356,107
United States Treasury Note/Bond	1.000%	6/30/19	187,175	182,584
United States Treasury Note/Bond	1.625%	6/30/19	349,741	350,559
United States Treasury Note/Bond	0.875%	7/31/19	199,261	193,034
United States Treasury Note/Bond	1.625%	7/31/19	376,000	376,470
United States Treasury Note/Bond	3.625%	8/15/19	271,150	295,681
United States Treasury Note/Bond	8.125%	8/15/19	1,215	1,570
United States Treasury Note/Bond	1.000%	8/31/19	196,000	190,610
United States Treasury Note/Bond	1.625%	8/31/19	274,348	274,518
United States Treasury Note/Bond	1.000%	9/30/19	25,253	24,551
United States Treasury Note/Bond	1.750%	9/30/19	246,086	247,393
United States Treasury Note/Bond	1.500%	10/31/19	261,250	259,536
United States Treasury Note/Bond	1.000%	11/30/19	10,000	9,697
United States Treasury Note/Bond	1.500%	11/30/19	358,862	356,450
United States Treasury Note/Bond	1.125%	12/31/19	52,315	50,999
United States Treasury Note/Bond	1.625%	12/31/19	348,000	347,401
United States Treasury Note/Bond	1.375%	1/31/20	90,400	89,100
United States Treasury Note/Bond	8.500%	2/15/20	5,018	6,703
United States Treasury Note/Bond	1.250%	2/29/20	15,300	14,968
United States Treasury Note/Bond	1.125%	4/30/20	158,750	153,938
United States Treasury Note/Bond	3.500%	5/15/20	134,995	147,186
United States Treasury Note/Bond	1.375%	5/31/20	110,615	108,471
United States Treasury Note/Bond	1.875%	6/30/20	136,470	137,301
United States Treasury Note/Bond	2.625%	8/15/20	98,220	102,501
United States Treasury Note/Bond	8.750%	8/15/20	21,755	29,876
United States Treasury Note/Bond	2.125%	8/31/20	111,975	113,847

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	2.000%	9/30/20	68,000	68,638
United States Treasury Note/Bond	1.750%	10/31/20	142,575	141,839
United States Treasury Note/Bond	2.625%	11/15/20	80,500	83,971
United States Treasury Note/Bond	2.000%	11/30/20	278,475	280,694
United States Treasury Note/Bond	2.375%	12/31/20	134,345	138,229
United States Treasury Note/Bond	2.125%	1/31/21	149,525	151,605
United States Treasury Note/Bond	3.625%	2/15/21	35,000	38,527
United States Treasury Note/Bond	7.875%	2/15/21	22,550	30,442
United States Treasury Note/Bond	2.000%	2/28/21	233,050	234,507
United States Treasury Note/Bond	2.250%	3/31/21	316,923	323,359
United States Treasury Note/Bond	2.250%	4/30/21	164,880	168,151
United States Treasury Note/Bond	3.125%	5/15/21	63,845	68,464
United States Treasury Note/Bond	2.000%	5/31/21	160,475	161,127
United States Treasury Note/Bond	2.125%	6/30/21	353,285	357,316
United States Treasury Note/Bond	2.250%	7/31/21	147,750	150,544
United States Treasury Note/Bond	2.125%	8/15/21	276,860	279,889
United States Treasury Note/Bond	8.125%	8/15/21	34,550	47,960
United States Treasury Note/Bond	2.000%	8/31/21	243,880	244,414
United States Treasury Note/Bond	2.125%	9/30/21	173,798	175,590
United States Treasury Note/Bond	2.000%	10/31/21	220,795	221,175
United States Treasury Note/Bond	2.000%	11/15/21	251,291	251,997
United States Treasury Note/Bond	8.000%	11/15/21	9,450	13,135
United States Treasury Note/Bond	1.875%	11/30/21	172,514	171,408
United States Treasury Note/Bond	2.125%	12/31/21	200,000	201,844
United States Treasury Note/Bond	2.000%	2/15/22	115,300	115,463
United States Treasury Note/Bond	1.750%	5/15/22	25,000	24,558
United States Treasury Note/Bond	1.625%	8/15/22	25,000	24,289
United States Treasury Note/Bond	7.250%	8/15/22	75	103
United States Treasury Note/Bond	1.625%	11/15/22	113,976	110,467
United States Treasury Note/Bond	7.625%	11/15/22	150	212
United States Treasury Note/Bond	2.000%	2/15/23	179,625	178,756
United States Treasury Note/Bond	7.125%	2/15/23	25,675	35,452
United States Treasury Note/Bond	1.750%	5/15/23	262,500	255,363
United States Treasury Note/Bond	2.500%	8/15/23	368,810	380,394
United States Treasury Note/Bond	6.250%	8/15/23	31,045	41,324
United States Treasury Note/Bond	2.750%	11/15/23	293,215	308,427
United States Treasury Note/Bond	2.750%	2/15/24	289,774	304,761
United States Treasury Note/Bond	2.500%	5/15/24	464,891	478,619
United States Treasury Note/Bond	2.375%	8/15/24	202,739	206,382
United States Treasury Note/Bond	2.250%	11/15/24	436,443	439,511
United States Treasury Note/Bond	7.500%	11/15/24	26,650	39,375
United States Treasury Note/Bond	6.875%	8/15/25	58,750	84,876
United States Treasury Note/Bond	6.000%	2/15/26	1,750	2,398
United States Treasury Note/Bond	6.750%	8/15/26	4,300	6,275
United States Treasury Note/Bond	6.500%	11/15/26	68,215	98,208
United States Treasury Note/Bond	6.625%	2/15/27	39,650	57,864
United States Treasury Note/Bond	6.375%	8/15/27	11,850	17,127
United States Treasury Note/Bond	6.125%	11/15/27	50,350	71,654
United States Treasury Note/Bond	5.500%	8/15/28	30,775	42,046
United States Treasury Note/Bond	5.250%	11/15/28	32,342	43,394
United States Treasury Note/Bond	5.250%	2/15/29	66,575	89,564
United States Treasury Note/Bond	6.125%	8/15/29	6,930	10,142
United States Treasury Note/Bond	6.250%	5/15/30	83,435	124,775
United States Treasury Note/Bond	5.375%	2/15/31	261,875	365,316
United States Treasury Note/Bond	4.500%	2/15/36	73,300	97,867

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	United States Treasury Note/Bond	4.750%	2/15/37	90,000	124,285
	United States Treasury Note/Bond	5.000%	5/15/37	33,084	47,238
	United States Treasury Note/Bond	4.375%	2/15/38	96,700	126,632
	United States Treasury Note/Bond	4.500%	5/15/38	61,079	81,445
	United States Treasury Note/Bond	3.500%	2/15/39	69,935	80,382
	United States Treasury Note/Bond	4.250%	5/15/39	123,367	158,681
	United States Treasury Note/Bond	4.500%	8/15/39	70,306	93,749
	United States Treasury Note/Bond	4.375%	11/15/39	92,905	121,850
	United States Treasury Note/Bond	4.625%	2/15/40	42,305	57,489
	United States Treasury Note/Bond	4.375%	5/15/40	99,820	131,310
	United States Treasury Note/Bond	3.875%	8/15/40	43,050	52,582
	United States Treasury Note/Bond	4.250%	11/15/40	103,577	134,164
†	United States Treasury Note/Bond	4.750%	2/15/41	130,092	181,884
	United States Treasury Note/Bond	4.375%	5/15/41	34,535	45,824
	United States Treasury Note/Bond	3.125%	11/15/41	1,230	1,328
	United States Treasury Note/Bond	3.125%	2/15/42	31,242	33,649
	United States Treasury Note/Bond	2.750%	8/15/42	475,438	475,514
	United States Treasury Note/Bond	2.750%	11/15/42	574,130	573,860
	United States Treasury Note/Bond	3.125%	2/15/43	61,409	65,957
	United States Treasury Note/Bond	2.875%	5/15/43	127,200	130,141
	United States Treasury Note/Bond	3.625%	8/15/43	304,652	358,441
	United States Treasury Note/Bond	3.750%	11/15/43	170,106	204,552
	United States Treasury Note/Bond	3.625%	2/15/44	130,994	154,225
	United States Treasury Note/Bond	3.375%	5/15/44	115,990	130,634
	United States Treasury Note/Bond	3.125%	8/15/44	307,029	330,439
	United States Treasury Note/Bond	3.000%	11/15/44	128,500	134,985
					37,182,547
Agency Bonds and Notes (3.3%)
1	AID-Israel	5.500%	9/18/23	6,375	7,878
1	AID-Israel	5.500%	12/4/23	6,502	8,022
1	AID-Israel	5.500%	4/26/24	5,075	6,289
1	AID-Jordan	1.945%	6/23/19	5,200	5,226
1	AID-Jordan	2.503%	10/30/20	6,375	6,503
1	AID-Tunisia	2.452%	7/24/21	2,300	2,349
1	AID-Ukraine	1.844%	5/16/19	3,200	3,224
2	Federal Agricultural Mortgage Corp.	2.000%	7/27/16	1,800	1,839
2	Federal Farm Credit Banks	1.050%	3/28/16	2,000	2,016
2	Federal Farm Credit Banks	5.125%	8/25/16	2,475	2,658
2	Federal Farm Credit Banks	4.875%	1/17/17	7,100	7,692
2	Federal Farm Credit Banks	1.125%	9/22/17	4,425	4,423
2	Federal Farm Credit Banks	1.125%	12/18/17	12,000	11,989
2	Federal Farm Credit Banks	5.150%	11/15/19	5,325	6,158
2	Federal Farm Credit Banks	3.500%	12/20/23	5,000	5,416
2	Federal Home Loan Banks	0.375%	2/19/16	45,300	45,311
2	Federal Home Loan Banks	3.125%	3/11/16	13,525	13,961
2	Federal Home Loan Banks	5.375%	5/18/16	18,800	20,064
2	Federal Home Loan Banks	2.125%	6/10/16	25,400	25,983
2	Federal Home Loan Banks	5.625%	6/13/16	825	886
2	Federal Home Loan Banks	0.375%	6/24/16	25,000	24,950
2	Federal Home Loan Banks	0.500%	9/28/16	82,300	82,140
2	Federal Home Loan Banks	5.125%	10/19/16	8,125	8,770
2	Federal Home Loan Banks	0.625%	11/23/16	25,000	24,973
2	Federal Home Loan Banks	4.750%	12/16/16	10,505	11,325
2	Federal Home Loan Banks	0.625%	12/28/16	9,900	9,885
2	Federal Home Loan Banks	4.875%	5/17/17	10,500	11,478

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
2 Federal Home Loan Banks	0.875%	5/24/17	54,000	54,003
2 Federal Home Loan Banks	1.000%	6/21/17	7,450	7,468
2 Federal Home Loan Banks	4.875%	9/8/17	595	654
2 Federal Home Loan Banks	5.000%	11/17/17	30,695	34,078
2 Federal Home Loan Banks	2.750%	6/8/18	13,550	14,172
2 Federal Home Loan Banks	5.375%	8/15/18	5,250	5,985
2 Federal Home Loan Banks	5.125%	8/15/19	4,095	4,711
2 Federal Home Loan Banks	1.875%	3/13/20	3,425	3,431
2 Federal Home Loan Banks	4.125%	3/13/20	11,555	12,863
2 Federal Home Loan Banks	3.375%	6/12/20	15,200	16,362
2 Federal Home Loan Banks	5.250%	12/11/20	5,000	5,902
2 Federal Home Loan Banks	2.250%	6/11/21	30,000	30,210
2 Federal Home Loan Banks	5.625%	6/11/21	16,950	20,494
2 Federal Home Loan Banks	2.125%	3/10/23	37,600	36,944
2 Federal Home Loan Banks	5.375%	8/15/24	1,585	1,959
2 Federal Home Loan Banks	5.500%	7/15/36	14,475	19,845
3 Federal Home Loan Mortgage Corp.	5.250%	4/18/16	1,400	1,487
3 Federal Home Loan Mortgage Corp.	0.500%	5/13/16	20,000	20,027
3 Federal Home Loan Mortgage Corp.	2.500%	5/27/16	29,725	30,567
3 Federal Home Loan Mortgage Corp.	5.500%	7/18/16	775	834
3 Federal Home Loan Mortgage Corp.	2.000%	8/25/16	31,545	32,277
3 Federal Home Loan Mortgage Corp.	0.875%	10/14/16	83,000	83,356
3 Federal Home Loan Mortgage Corp.	5.000%	2/16/17	19,175	20,886
3 Federal Home Loan Mortgage Corp.	0.875%	2/22/17	50,000	50,087
3 Federal Home Loan Mortgage Corp.	1.000%	3/8/17	18,000	18,065
3 Federal Home Loan Mortgage Corp.	5.000%	4/18/17	5,000	5,470
3 Federal Home Loan Mortgage Corp.	1.250%	5/12/17	72,500	73,071
3 Federal Home Loan Mortgage Corp.	1.000%	6/29/17	96,000	96,159
3 Federal Home Loan Mortgage Corp.	1.000%	7/28/17	8,750	8,753
3 Federal Home Loan Mortgage Corp.	5.500%	8/23/17	11,550	12,900
3 Federal Home Loan Mortgage Corp.	1.000%	9/29/17	98,125	97,978
3 Federal Home Loan Mortgage Corp.	5.125%	11/17/17	5,950	6,625
3 Federal Home Loan Mortgage Corp.	0.750%	1/12/18	13,375	13,202
3 Federal Home Loan Mortgage Corp.	0.875%	3/7/18	20,900	20,666
3 Federal Home Loan Mortgage Corp.	4.875%	6/13/18	8,805	9,858
3 Federal Home Loan Mortgage Corp.	3.750%	3/27/19	16,500	17,982
3 Federal Home Loan Mortgage Corp.	1.750%	5/30/19	35,175	35,427
3 Federal Home Loan Mortgage Corp.	1.250%	8/1/19	43,100	42,303
3 Federal Home Loan Mortgage Corp.	1.250%	10/2/19	43,700	42,784
3 Federal Home Loan Mortgage Corp.	1.375%	5/1/20	16,700	16,323
3 Federal Home Loan Mortgage Corp.	2.375%	1/13/22	56,650	57,503
3 Federal Home Loan Mortgage Corp.	6.750%	9/15/29	1,150	1,691
3 Federal Home Loan Mortgage Corp.	6.750%	3/15/31	13,400	20,096
3 Federal Home Loan Mortgage Corp.	6.250%	7/15/32	8,382	12,234
3 Federal National Mortgage Assn.	5.000%	3/15/16	12,025	12,686
3 Federal National Mortgage Assn.	0.500%	3/30/16	74,650	74,713
3 Federal National Mortgage Assn.	2.375%	4/11/16	22,775	23,337
3 Federal National Mortgage Assn.	0.375%	7/5/16	22,700	22,650
3 Federal National Mortgage Assn.	0.625%	8/26/16	50,000	50,027
3 Federal National Mortgage Assn.	5.250%	9/15/16	7,225	7,790
3 Federal National Mortgage Assn.	1.250%	9/28/16	43,645	44,118
3 Federal National Mortgage Assn.	1.375%	11/15/16	31,470	31,880
3 Federal National Mortgage Assn.	1.250%	1/30/17	21,100	21,312
3 Federal National Mortgage Assn.	5.000%	2/13/17	50,225	54,691
3 Federal National Mortgage Assn.	0.750%	4/20/17	31,925	31,843

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
3 Federal National Mortgage Assn.	1.125%	4/27/17	56,300	56,638
3 Federal National Mortgage Assn.	5.000%	5/11/17	11,275	12,348
3 Federal National Mortgage Assn.	5.375%	6/12/17	2,800	3,098
3 Federal National Mortgage Assn.	0.875%	8/28/17	35,075	34,955
3 Federal National Mortgage Assn.	1.000%	9/27/17	20,100	20,081
3 Federal National Mortgage Assn.	0.875%	10/26/17	71,575	71,138
3 Federal National Mortgage Assn.	0.875%	12/20/17	71,025	70,466
3 Federal National Mortgage Assn.	0.875%	2/8/18	64,425	63,779
3 Federal National Mortgage Assn.	0.875%	5/21/18	47,380	46,691
3 Federal National Mortgage Assn.	1.875%	9/18/18	117,975	119,970
3 Federal National Mortgage Assn.	1.625%	11/27/18	41,640	41,875
3 Federal National Mortgage Assn.	1.875%	2/19/19	83,000	83,971
3 Federal National Mortgage Assn.	1.750%	6/20/19	76,000	76,355
3 Federal National Mortgage Assn.	1.750%	9/12/19	67,575	67,662
3 Federal National Mortgage Assn.	0.000%	10/9/19	6,640	5,987
3 Federal National Mortgage Assn.	1.750%	11/26/19	16,500	16,499
3 Federal National Mortgage Assn.	2.625%	9/6/24	40,000	40,598
3 Federal National Mortgage Assn.	6.250%	5/15/29	5,550	7,754
3 Federal National Mortgage Assn.	7.125%	1/15/30	7,120	10,877
3 Federal National Mortgage Assn.	7.250%	5/15/30	28,925	44,811
3 Federal National Mortgage Assn.	6.625%	11/15/30	16,295	24,180
3 Federal National Mortgage Assn.	5.625%	7/15/37	2,721	3,823
2 Financing Corp.	9.800%	4/6/18	850	1,072
2 Financing Corp.	10.350%	8/3/18	100	130
2 Financing Corp.	9.650%	11/2/18	2,375	3,079
2 Financing Corp.	9.700%	4/5/19	425	564
Private Export Funding Corp.	1.375%	2/15/17	1,000	1,009
Private Export Funding Corp.	2.250%	12/15/17	1,775	1,825
Private Export Funding Corp.	1.875%	7/15/18	2,200	2,209
Private Export Funding Corp.	4.375%	3/15/19	6,867	7,525
Private Export Funding Corp.	1.450%	8/15/19	7,575	7,369
Private Export Funding Corp.	2.250%	3/15/20	6,900	6,966
Private Export Funding Corp.	4.300%	12/15/21	7,760	8,661
Private Export Funding Corp.	2.800%	5/15/22	1,125	1,141
Private Export Funding Corp.	2.050%	11/15/22	15,350	14,742
Private Export Funding Corp.	3.550%	1/15/24	16,350	17,362
Private Export Funding Corp.	2.450%	7/15/24	4,750	4,619
Resolution Funding Corp.	8.125%	10/15/19	100	129
Resolution Funding Corp.	8.875%	7/15/20	100	135
2 Tennessee Valley Authority	5.500%	7/18/17	6,400	7,107
2 Tennessee Valley Authority	4.500%	4/1/18	6,425	7,084
2 Tennessee Valley Authority	1.750%	10/15/18	9,500	9,564
2 Tennessee Valley Authority	3.875%	2/15/21	5,170	5,718
2 Tennessee Valley Authority	1.875%	8/15/22	3,750	3,641
2 Tennessee Valley Authority	2.875%	9/15/24	15,000	15,273
2 Tennessee Valley Authority	6.750%	11/1/25	550	750
2 Tennessee Valley Authority	7.125%	5/1/30	8,975	13,313
2 Tennessee Valley Authority	4.650%	6/15/35	3,425	4,074
2 Tennessee Valley Authority	5.880%	4/1/36	4,265	5,823
2 Tennessee Valley Authority	5.500%	6/15/38	850	1,125
2 Tennessee Valley Authority	5.250%	9/15/39	3,150	4,056
2 Tennessee Valley Authority	3.500%	12/15/42	5,500	5,460
2 Tennessee Valley Authority	4.875%	1/15/48	14,075	16,815
2 Tennessee Valley Authority	5.375%	4/1/56	2,770	3,618
2 Tennessee Valley Authority	4.625%	9/15/60	3,365	3,819
				2,963,480

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Conventional Mortgage-Backed Securities (20.2%)
[3,4]	Fannie Mae Pool	2.000%	8/1/28–10/1/28	54,518	54,418
[3,4,5] Fannie Mae Pool		2.500%	3/1/27–2/1/43	471,250	479,775
[3,4,5] Fannie Mae Pool		3.000%	11/1/20–1/1/45	1,415,081	1,450,857
[3,4,5] Fannie Mae Pool		3.500%	9/1/25–1/1/45	1,564,727	1,640,531
[3,4,5] Fannie Mae Pool		4.000%	6/1/18–1/1/45	1,476,778	1,579,829
[3,4,5] Fannie Mae Pool		4.500%	1/1/15–1/1/45	1,015,337	1,102,942
[3,4,5] Fannie Mae Pool		5.000%	3/1/17–1/1/45	597,890	660,249
[3,4,5] Fannie Mae Pool		5.500%	7/1/15–1/1/45	465,530	520,972
[3,4,5] Fannie Mae Pool		6.000%	4/1/16–1/1/45	304,195	345,316
[3,4]	Fannie Mae Pool	6.500%	4/1/16–5/1/40	95,800	109,259
[3,4]	Fannie Mae Pool	7.000%	11/1/18–12/1/38	28,798	32,881
[3,4]	Fannie Mae Pool	7.500%	7/1/30–12/1/32	254	290
[3,4]	Fannie Mae Pool	8.000%	12/1/29	30	35
[3,4]	Freddie Mac Gold Pool	2.000%	7/1/28–8/1/28	27,625	27,652
[3,4,5] Freddie Mac Gold Pool		2.500%	5/1/28–3/1/43	365,026	370,839
[3,4,5] Freddie Mac Gold Pool		3.000%	11/1/26–1/1/45	709,736	727,615
[3,4,5] Freddie Mac Gold Pool		3.500%	9/1/25–1/1/45	919,797	961,754
[3,4,5] Freddie Mac Gold Pool		4.000%	3/1/18–1/1/45	919,145	981,508
[3,4,5] Freddie Mac Gold Pool		4.500%	3/1/15–1/1/45	615,751	667,517
[3,4]	Freddie Mac Gold Pool	5.000%	4/1/17–8/1/44	370,122	408,171
[3,4]	Freddie Mac Gold Pool	5.500%	3/1/16–6/1/41	271,643	304,178
[3,4]	Freddie Mac Gold Pool	6.000%	2/1/16–5/1/40	171,183	194,358
[3,4]	Freddie Mac Gold Pool	6.500%	1/1/16–9/1/39	43,471	49,584
[3,4]	Freddie Mac Gold Pool	7.000%	6/1/15–12/1/38	14,768	16,881
[3,4]	Freddie Mac Gold Pool	7.500%	4/1/27–2/1/32	154	177
[3,4]	Freddie Mac Gold Pool	8.000%	1/1/27–11/1/31	199	230
[3,4]	Freddie Mac Gold Pool	8.500%	6/1/25	35	40
4	Ginnie Mae I Pool	3.000%	1/15/26–11/15/44	140,304	144,140
[4,5]	Ginnie Mae I Pool	3.500%	11/15/25–1/1/45	162,554	171,147
[4,5]	Ginnie Mae I Pool	4.000%	8/15/18–1/1/45	273,559	293,938
[4,5]	Ginnie Mae I Pool	4.500%	6/15/18–1/1/45	336,539	368,588
4	Ginnie Mae I Pool	5.000%	12/15/17–1/1/45	205,465	227,018
4	Ginnie Mae I Pool	5.500%	4/15/17–9/1/44	97,084	108,971
4	Ginnie Mae I Pool	6.000%	4/15/17–6/15/41	66,097	74,994
4	Ginnie Mae I Pool	6.500%	5/15/24–8/15/39	21,391	24,405
4	Ginnie Mae I Pool	7.000%	7/15/23–9/15/36	1,216	1,384
4	Ginnie Mae I Pool	7.500%	12/15/23	32	37
4	Ginnie Mae I Pool	8.000%	6/15/25–1/15/27	77	89
4	Ginnie Mae I Pool	9.000%	11/15/17–12/15/17	37	39
4	Ginnie Mae II Pool	2.500%	2/20/28–6/20/28	19,011	19,590
[4,5]	Ginnie Mae II Pool	3.000%	10/20/26–1/1/45	648,896	665,835
[4,5]	Ginnie Mae II Pool	3.500%	9/20/25–1/1/45	1,192,717	1,253,257
[4,5]	Ginnie Mae II Pool	4.000%	9/20/25–1/1/45	943,354	1,011,646
[4,5]	Ginnie Mae II Pool	4.500%	8/20/33–1/1/45	669,830	734,041
4	Ginnie Mae II Pool	5.000%	3/20/18–4/20/44	318,154	351,632
4	Ginnie Mae II Pool	5.500%	8/20/23–7/20/43	102,331	113,464
4	Ginnie Mae II Pool	6.000%	3/20/31–9/20/41	41,693	47,264
4	Ginnie Mae II Pool	6.500%	10/20/28–11/20/39	15,445	17,597
4	Ginnie Mae II Pool	7.000%	8/20/34–11/20/38	2,922	3,310
					18,320,244
Nonconventional Mortgage-Backed Securities (0.4%)
[3,4,6] Fannie Mae Pool		1.467%	4/1/37	1,235	1,286
[3,4,6] Fannie Mae Pool		1.817%	9/1/37	1,870	2,011
[3,4,6] Fannie Mae Pool		2.080%	8/1/35	748	798

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[3,4,6] Fannie Mae Pool		2.106%	11/1/36	418	445
[3,4]	Fannie Mae Pool	2.109%	3/1/43	6,584	6,741
[3,4,6] Fannie Mae Pool		2.165%	6/1/36	16	17
[3,4,6] Fannie Mae Pool		2.188%	7/1/35	633	665
[3,4,6] Fannie Mae Pool		2.191%	10/1/39	809	834
[3,4]	Fannie Mae Pool	2.193%	6/1/43	6,184	6,342
[3,4]	Fannie Mae Pool	2.194%	12/1/41	3,690	3,810
[3,4,6] Fannie Mae Pool		2.195%	7/1/39–6/1/42	12,414	12,927
[3,4]	Fannie Mae Pool	2.202%	9/1/42	4,999	5,191
[3,4,6] Fannie Mae Pool		2.206%	12/1/33	295	313
[3,4,6] Fannie Mae Pool		2.224%	8/1/37	853	903
[3,4,6] Fannie Mae Pool		2.228%	2/1/36	693	707
[3,4]	Fannie Mae Pool	2.232%	10/1/42	4,370	4,440
[3,4,6] Fannie Mae Pool		2.235%	6/1/37	488	517
[3,4,6] Fannie Mae Pool		2.248%	9/1/34	359	379
[3,4,6] Fannie Mae Pool		2.262%	11/1/33	211	225
[3,4]	Fannie Mae Pool	2.265%	7/1/43	7,459	7,476
[3,4,6] Fannie Mae Pool		2.304%	11/1/39	509	525
[3,4,6] Fannie Mae Pool		2.325%	7/1/37	245	254
[3,4,6] Fannie Mae Pool		2.337%	4/1/36	268	285
[3,4,6] Fannie Mae Pool		2.356%	5/1/35	783	826
[3,4,6] Fannie Mae Pool		2.374%	2/1/36	751	803
[3,4,6] Fannie Mae Pool		2.392%	1/1/37	825	892
[3,4,6] Fannie Mae Pool		2.393%	12/1/35	609	648
[3,4]	Fannie Mae Pool	2.402%	5/1/42	8,661	8,772
[3,4]	Fannie Mae Pool	2.407%	7/1/42	5,830	6,013
[3,4,6] Fannie Mae Pool		2.419%	11/1/34	998	1,044
[3,4,6] Fannie Mae Pool		2.428%	11/1/39	742	765
[3,4,6] Fannie Mae Pool		2.435%	11/1/33	534	579
[3,4,6] Fannie Mae Pool		2.438%	1/1/35	918	987
[3,4]	Fannie Mae Pool	2.443%	5/1/43	12,089	12,512
[3,4]	Fannie Mae Pool	2.449%	10/1/42	5,039	5,194
[3,4]	Fannie Mae Pool	2.464%	9/1/43	1,084	1,112
[3,4]	Fannie Mae Pool	2.493%	10/1/40	2,245	2,374
[3,4]	Fannie Mae Pool	2.506%	12/1/40	1,865	1,972
[3,4,6] Fannie Mae Pool		2.551%	7/1/42	2,657	2,794
[3,4,6] Fannie Mae Pool		2.590%	4/1/37	31	33
[3,4]	Fannie Mae Pool	2.604%	12/1/41	3,491	3,614
[3,4]	Fannie Mae Pool	2.624%	11/1/41	3,324	3,515
[3,4]	Fannie Mae Pool	2.673%	1/1/42	3,617	3,827
[3,4,6] Fannie Mae Pool		2.691%	10/1/36	531	578
[3,4]	Fannie Mae Pool	2.743%	12/1/43	10,486	10,851
[3,4]	Fannie Mae Pool	2.767%	3/1/41	2,526	2,702
[3,4]	Fannie Mae Pool	2.775%	3/1/42	5,818	5,992
[3,4]	Fannie Mae Pool	2.793%	1/1/42	4,175	4,371
[3,4]	Fannie Mae Pool	2.810%	11/1/41	3,192	3,381
[3,4,6] Fannie Mae Pool		2.846%	5/1/42	1,775	1,850
[3,4]	Fannie Mae Pool	2.911%	12/1/40	1,879	1,972
[3,4]	Fannie Mae Pool	2.971%	3/1/42	3,944	4,085
[3,4]	Fannie Mae Pool	2.993%	9/1/43	7,588	7,843
[3,4]	Fannie Mae Pool	3.050%	2/1/42	3,680	3,804
[3,4]	Fannie Mae Pool	3.060%	2/1/41–3/1/41	2,301	2,417
[3,4]	Fannie Mae Pool	3.065%	3/1/41	3,000	3,165
[3,4]	Fannie Mae Pool	3.128%	2/1/41	3,495	3,632
[3,4]	Fannie Mae Pool	3.137%	2/1/42	10,162	10,898

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[3,4]	Fannie Mae Pool	3.163%	12/1/40	1,747	1,849
[3,4]	Fannie Mae Pool	3.218%	9/1/40	1,692	1,786
[3,4]	Fannie Mae Pool	3.228%	12/1/40	2,202	2,325
[3,4]	Fannie Mae Pool	3.230%	8/1/40	1,897	1,982
[3,4,6] Fannie Mae Pool		3.241%	1/1/40	893	922
[3,4]	Fannie Mae Pool	3.251%	10/1/40	2,388	2,505
[3,4]	Fannie Mae Pool	3.265%	5/1/41	2,704	2,871
[3,4]	Fannie Mae Pool	3.318%	11/1/40	1,638	1,724
[3,4]	Fannie Mae Pool	3.331%	8/1/42	4,231	4,373
[3,4]	Fannie Mae Pool	3.431%	5/1/40	852	886
[3,4]	Fannie Mae Pool	3.489%	5/1/40	501	529
[3,4]	Fannie Mae Pool	3.534%	6/1/41	759	803
[3,4]	Fannie Mae Pool	3.542%	7/1/41	4,580	4,695
[3,4]	Fannie Mae Pool	3.580%	8/1/39	990	1,047
[3,4]	Fannie Mae Pool	3.623%	4/1/41	2,217	2,334
[3,4]	Fannie Mae Pool	3.735%	6/1/41	3,053	3,240
[3,4]	Fannie Mae Pool	3.808%	9/1/40	3,113	3,280
[3,4]	Fannie Mae Pool	4.259%	12/1/39	2,367	2,422
[3,4]	Fannie Mae Pool	4.555%	7/1/38	125	131
[3,4]	Fannie Mae Pool	5.102%	3/1/38	1,192	1,251
[3,4,6] Fannie Mae Pool		5.146%	11/1/39	1,386	1,466
[3,4,6] Fannie Mae Pool		5.153%	8/1/39	3,069	3,210
[3,4]	Fannie Mae Pool	5.259%	7/1/38	144	151
[3,4]	Fannie Mae Pool	5.278%	7/1/36	445	456
[3,4]	Fannie Mae Pool	5.555%	5/1/36	232	244
[3,4]	Fannie Mae Pool	5.568%	4/1/37	842	900
[3,4]	Fannie Mae Pool	5.762%	10/1/37	570	606
[3,4]	Fannie Mae Pool	5.784%	12/1/37	1,166	1,251
[3,4]	Fannie Mae Pool	6.150%	10/1/37	1,712	1,779
[3,4,6] Freddie Mac Non Gold Pool		1.485%	10/1/37	23	23
[3,4,6] Freddie Mac Non Gold Pool		1.730%	6/1/37	531	546
[3,4,6] Freddie Mac Non Gold Pool		1.949%	3/1/37	44	47
[3,4,6] Freddie Mac Non Gold Pool		2.040%	1/1/37	780	826
[3,4,6] Freddie Mac Non Gold Pool		2.160%	10/1/37	983	1,036
[3,4,6] Freddie Mac Non Gold Pool		2.165%	7/1/35	393	416
[3,4,6] Freddie Mac Non Gold Pool		2.195%	3/1/37	41	43
[3,4,6] Freddie Mac Non Gold Pool		2.258%	12/1/36	304	319
[3,4,6] Freddie Mac Non Gold Pool		2.259%	3/1/37	201	211
[3,4,6] Freddie Mac Non Gold Pool		2.276%	12/1/34	600	643
[3,4,6] Freddie Mac Non Gold Pool		2.320%	2/1/37	181	189
[3,4]	Freddie Mac Non Gold Pool	2.323%	5/1/42	984	1,011
[3,4,6] Freddie Mac Non Gold Pool		2.333%	4/1/35	38	40
[3,4,6] Freddie Mac Non Gold Pool		2.344%	12/1/36	746	802
[3,4,6] Freddie Mac Non Gold Pool		2.351%	6/1/37	777	834
[3,4,6] Freddie Mac Non Gold Pool		2.352%	1/1/35	104	113
[3,4,6] Freddie Mac Non Gold Pool		2.375%	11/1/34–11/1/36	1,644	1,726
[3,4,6] Freddie Mac Non Gold Pool		2.383%	12/1/35	472	501
[3,4,6] Freddie Mac Non Gold Pool		2.430%	1/1/37	281	297
[3,4,6] Freddie Mac Non Gold Pool		2.486%	6/1/37	546	569
[3,4]	Freddie Mac Non Gold Pool	2.573%	2/1/42	1,765	1,859
[3,4,6] Freddie Mac Non Gold Pool		2.604%	3/1/37	62	62
[3,4]	Freddie Mac Non Gold Pool	2.612%	11/1/43	6,034	6,230
[3,4,6] Freddie Mac Non Gold Pool		2.620%	3/1/37	512	537
[3,4]	Freddie Mac Non Gold Pool	2.639%	12/1/40	2,058	2,136
[3,4]	Freddie Mac Non Gold Pool	2.652%	11/1/40	857	885

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[3,4]	Freddie Mac Non Gold Pool	2.722%	12/1/40	4,239	4,390
[3,4,6] Freddie Mac Non Gold Pool		2.740%	10/1/36	770	824
[3,4]	Freddie Mac Non Gold Pool	2.742%	2/1/42	3,687	3,892
[3,4]	Freddie Mac Non Gold Pool	2.781%	1/1/41	3,361	3,516
[3,4]	Freddie Mac Non Gold Pool	2.866%	2/1/41	3,130	3,340
[3,4]	Freddie Mac Non Gold Pool	2.917%	12/1/41	3,720	3,871
[3,4]	Freddie Mac Non Gold Pool	2.962%	2/1/41	1,299	1,388
[3,4]	Freddie Mac Non Gold Pool	3.096%	6/1/41	1,067	1,129
[3,4]	Freddie Mac Non Gold Pool	3.105%	3/1/41	1,023	1,092
[3,4]	Freddie Mac Non Gold Pool	3.132%	1/1/41	770	811
[3,4]	Freddie Mac Non Gold Pool	3.151%	11/1/40	2,350	2,419
[3,4]	Freddie Mac Non Gold Pool	3.238%	6/1/40	942	966
[3,4]	Freddie Mac Non Gold Pool	3.350%	5/1/40	618	656
[3,4]	Freddie Mac Non Gold Pool	3.420%	3/1/42	4,274	4,427
[3,4]	Freddie Mac Non Gold Pool	3.451%	5/1/40	548	579
[3,4]	Freddie Mac Non Gold Pool	3.586%	6/1/40	3,281	3,460
[3,4]	Freddie Mac Non Gold Pool	3.614%	6/1/40	1,180	1,249
[3,4]	Freddie Mac Non Gold Pool	3.676%	9/1/40	3,570	3,770
[3,4]	Freddie Mac Non Gold Pool	4.387%	5/1/38	147	160
[3,4]	Freddie Mac Non Gold Pool	5.028%	7/1/38	523	530
[3,4]	Freddie Mac Non Gold Pool	5.280%	3/1/38	770	823
[3,4]	Freddie Mac Non Gold Pool	5.447%	1/1/38	368	379
[3,4]	Freddie Mac Non Gold Pool	5.484%	2/1/36	295	309
[3,4]	Freddie Mac Non Gold Pool	5.784%	9/1/37	401	420
[3,4]	Freddie Mac Non Gold Pool	5.809%	5/1/37	2,270	2,376
[3,4]	Freddie Mac Non Gold Pool	6.058%	12/1/36	522	538
[3,4]	Freddie Mac Non Gold Pool	6.215%	8/1/37	242	260
[4,6]	Ginnie Mae II Pool	1.625%	6/20/29	38	39
[4,6]	Ginnie Mae II Pool	2.000%	4/20/41–6/20/43	25,475	26,273
[4,6]	Ginnie Mae II Pool	2.125%	5/20/41	1,061	1,131
[4,6]	Ginnie Mae II Pool	2.500%	10/20/39–5/20/43	31,632	32,580
4	Ginnie Mae II Pool	3.000%	11/20/40–11/20/41	13,365	14,088
4	Ginnie Mae II Pool	3.500%	1/20/41–12/20/43	23,418	24,610
[4,6]	Ginnie Mae II Pool	4.000%	10/20/38–10/20/41	7,940	8,323
4	Ginnie Mae II Pool	5.000%	7/20/38	150	153
					410,598
Total U.S. Government and Agency Obligations (Cost $57,806,242)					58,876,869
Asset-Backed/Commercial Mortgage-Backed Securities (2.9%)
4	AEP Texas Central Transition Funding II
	LLC 2006-A	5.170%	1/1/18	1,992	2,129
4	Ally Auto Receivables Trust 2011-2	1.980%	4/15/16	562	569
4	Ally Auto Receivables Trust 2011-4	1.140%	6/15/16	655	655
4	Ally Auto Receivables Trust 2012-5	0.850%	1/16/18	3,305	3,304
4	Ally Auto Receivables Trust 2013-2	0.790%	1/15/18	1,100	1,101
4	Ally Auto Receivables Trust 2013-2	1.240%	11/15/18	700	701
4	Ally Auto Receivables Trust 2014-1	0.970%	10/15/18	2,700	2,700
4	Ally Auto Receivables Trust 2014-1	1.530%	4/15/19	1,150	1,151
4	Ally Auto Receivables Trust 2014-3	1.280%	6/17/19	3,350	3,344
4	Ally Auto Receivables Trust 2014-3	1.720%	3/16/20	1,325	1,322
4	Ally Auto Receivables Trust 2014-SN1	0.750%	2/21/17	2,250	2,231
4	Ally Auto Receivables Trust 2014-SN1	0.950%	6/20/18	1,500	1,494
4	Ally Auto Receivables Trust 2014-SN2	1.030%	9/20/17	2,600	2,589
4	Ally Auto Receivables Trust 2014-SN2	1.210%	2/20/19	1,850	1,842
4	Ally Master Owner Trust Series 2014-4	1.430%	6/17/19	3,800	3,792

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
4 American Express Credit Account Secured Note
Trust 2013-3	0.980%	5/15/19	1,000	998
4 American Express Credit Account Secured Note
Trust 2014-3	1.490%	4/15/20	5,750	5,767
4 American Express Credit Account Secured Note
Trust 2014-4	1.430%	6/15/20	3,025	3,023
4 AmeriCredit Automobile Receivables Trust 2013-1	0.610%	10/10/17	817	816
4 AmeriCredit Automobile Receivables Trust 2013-2	0.650%	12/8/17	719	719
4 AmeriCredit Automobile Receivables Trust 2013-3	0.920%	4/9/18	1,635	1,637
4 AmeriCredit Automobile Receivables Trust 2013-4	0.960%	4/9/18	620	621
4 AmeriCredit Automobile Receivables Trust 2013-5	0.900%	9/10/18	800	800
4 AmeriCredit Automobile Receivables Trust 2013-5	1.520%	1/8/19	400	400
4 AmeriCredit Automobile Receivables Trust 2014-1	0.900%	2/8/19	550	549
4 AmeriCredit Automobile Receivables Trust 2014-1	1.680%	7/8/19	375	374
4 AmeriCredit Automobile Receivables Trust 2014-2	0.940%	2/8/19	1,150	1,150
4 AmeriCredit Automobile Receivables Trust 2014-3	1.150%	6/10/19	1,925	1,922
4 BA Credit Card Trust 2007-A1	5.170%	6/15/19	900	971
4 Banc of America Commercial Mortgage
Trust 2005-2	4.857%	7/10/43	240	241
4 Banc of America Commercial Mortgage
Trust 2005-5	5.115%	10/10/45	5,184	5,250
4 Banc of America Commercial Mortgage
Trust 2005-6	5.152%	9/10/47	2,623	2,706
4 Banc of America Commercial Mortgage
Trust 2005-6	5.152%	9/10/47	1,500	1,543
4 Banc of America Commercial Mortgage
Trust 2006-1	5.372%	9/10/45	9,560	9,811
4 Banc of America Commercial Mortgage
Trust 2006-1	5.421%	9/10/45	247	257
4 Banc of America Commercial Mortgage
Trust 2006-2	5.728%	5/10/45	7,595	7,894
4 Banc of America Commercial Mortgage
Trust 2006-2	5.763%	5/10/45	1,380	1,444
4 Banc of America Commercial Mortgage
Trust 2006-3	5.889%	7/10/44	373	393
4 Banc of America Commercial Mortgage
Trust 2006-4	5.634%	7/10/46	16,686	17,600
4 Banc of America Commercial Mortgage
Trust 2006-5	5.414%	9/10/47	5,210	5,463
4 Banc of America Commercial Mortgage
Trust 2006-5	5.448%	9/10/47	890	932
4 Banc of America Commercial Mortgage
Trust 2007-2	5.612%	4/10/49	1,399	1,497
4 Banc of America Commercial Mortgage
Trust 2008-1	6.245%	2/10/51	10,494	11,601
4 Bear Stearns Commercial Mortgage Securities
Trust 2004-PWR6	4.868%	11/11/41	12	12
4 Bear Stearns Commercial Mortgage Securities
Trust 2005-PWR10	5.405%	12/11/40	4,775	4,889
4 Bear Stearns Commercial Mortgage Securities
Trust 2005-PWR8	4.750%	6/11/41	2,080	2,097
4 Bear Stearns Commercial Mortgage Securities
Trust 2005-TOP18	4.933%	2/13/42	348	349
4 Bear Stearns Commercial Mortgage Securities
Trust 2005-TOP20	5.129%	10/12/42	5,586	5,667

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
4 Bear Stearns Commercial Mortgage Securities
Trust 2006-PWR11	5.435%	3/11/39	11,238	11,627
4 Bear Stearns Commercial Mortgage Securities
Trust 2006-PWR12	5.704%	9/11/38	1,760	1,844
4 Bear Stearns Commercial Mortgage Securities
Trust 2006-PWR12	5.743%	9/11/38	2,225	2,336
4 Bear Stearns Commercial Mortgage Securities
Trust 2006-PWR13	5.582%	9/11/41	1,125	1,195
4 Bear Stearns Commercial Mortgage Securities
Trust 2006-TOP22	5.575%	4/12/38	9,224	9,562
4 Bear Stearns Commercial Mortgage Securities
Trust 2006-TOP22	5.575%	4/12/38	1,700	1,787
4 Bear Stearns Commercial Mortgage Securities
Trust 2006-TOP24	5.568%	10/12/41	3,675	3,909
4 Bear Stearns Commercial Mortgage Securities
Trust 2007-PWR16	5.655%	6/11/40	690	696
4 Bear Stearns Commercial Mortgage Securities
Trust 2007-PWR16	5.707%	6/11/40	3,600	3,929
4 Bear Stearns Commercial Mortgage Securities
Trust 2007-PWR17	5.694%	6/11/50	14,821	16,088
4 Bear Stearns Commercial Mortgage Securities
Trust 2007-PWR17	5.896%	6/11/50	4,095	4,492
4 Bear Stearns Commercial Mortgage Securities
Trust 2007-PWR18	5.700%	6/11/50	6,825	7,426
4 Bear Stearns Commercial Mortgage Securities
Trust 2007-TOP26	5.471%	1/12/45	3,052	3,271
4 Bear Stearns Commercial Mortgage Securities
Trust 2007-TOP26	5.513%	1/12/45	2,475	2,659
4 Bear Stearns Commercial Mortgage Securities
Trust 2007-TOP28	5.742%	9/11/42	8,350	9,122
4 Bear Stearns Commercial Mortgage Securities
Trust 2007-TOP28	5.793%	9/11/42	829	831
4 BMW Vehicle Owner Trust 2014-A	0.970%	11/26/18	3,425	3,423
4 BMW Vehicle Owner Trust 2014-A	1.500%	2/25/21	2,275	2,276
4 Capital Auto Receivables Asset Trust 2013-1	0.790%	6/20/17	2,058	2,061
4 Capital Auto Receivables Asset Trust 2013-3	1.040%	11/21/16	2,230	2,233
4 Capital Auto Receivables Asset Trust 2013-3	1.310%	12/20/17	2,233	2,243
4 Capital Auto Receivables Asset Trust 2013-3	1.680%	4/20/18	1,340	1,347
4 Capital Auto Receivables Asset Trust 2013-4	1.090%	3/20/18	1,850	1,849
4 Capital Auto Receivables Asset Trust 2013-4	1.470%	7/20/18	700	701
4 Capital Auto Receivables Asset Trust 2013-4	2.060%	10/22/18	700	704
4 Capital Auto Receivables Asset Trust 2014-1	1.320%	6/20/18	4,355	4,370
4 Capital Auto Receivables Asset Trust 2014-1	1.690%	10/22/18	1,090	1,093
4 Capital Auto Receivables Asset Trust 2014-1	2.220%	1/22/19	1,116	1,122
4 Capital Auto Receivables Asset Trust 2014-2	0.910%	4/20/17	1,700	1,700
4 Capital Auto Receivables Asset Trust 2014-2	1.260%	5/21/18	975	975
4 Capital Auto Receivables Asset Trust 2014-2	1.620%	10/22/18	775	776
4 Capital Auto Receivables Asset Trust 2014-3	1.480%	11/20/18	1,350	1,349
4 Capital Auto Receivables Asset Trust 2014-3	1.830%	4/22/19	975	975
4 Capital One Multi-asset Execution Trust 2006-A3	5.050%	12/17/18	12,975	13,563
4 Capital One Multi-asset Execution Trust 2007-A7	5.750%	7/15/20	7,190	7,980
4 Capital One Multi-Asset Execution Trust 2014-A2	1.260%	1/15/20	1,325	1,327
4 Capital One Multi-Asset Execution Trust 2014-A5	1.480%	7/15/20	4,700	4,711
4 CarMax Auto Owner Trust 2012-3	0.790%	4/16/18	1,320	1,317
4 CarMax Auto Owner Trust 2013-2	0.640%	1/16/18	1,917	1,918

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
4 Carmax Auto Owner Trust 2013-2	0.840%	11/15/18	799	793
4 Carmax Auto Owner Trust 2013-3	0.970%	4/16/18	2,240	2,248
4 Carmax Auto Owner Trust 2013-3	1.490%	1/15/19	1,210	1,217
4 Carmax Auto Owner Trust 2013-4	0.800%	7/16/18	900	899
4 Carmax Auto Owner Trust 2013-4	1.280%	5/15/19	375	375
4 Carmax Auto Owner Trust 2014-1	0.790%	10/15/18	1,105	1,101
4 Carmax Auto Owner Trust 2014-1	1.320%	7/15/19	735	732
4 Carmax Auto Owner Trust 2014-2	0.980%	1/15/19	2,000	1,996
4 Carmax Auto Owner Trust 2014-2	1.610%	10/15/19	1,000	999
4 Carmax Auto Owner Trust 2014-3	1.160%	6/17/19	2,300	2,299
4 Carmax Auto Owner Trust 2014-3	1.730%	2/18/20	1,150	1,151
4 Carmax Auto Owner Trust 2014-4	1.250%	11/15/19	4,150	4,142
4 CD 2005-CD1 Commercial Mortgage Trust	5.226%	7/15/44	7,207	7,330
4 CD 2005-CD1 Commercial Mortgage Trust	5.226%	7/15/44	2,620	2,688
4 CD 2006-CD3 Mortgage Trust	5.617%	10/15/48	13,339	14,020
4 CD 2006-CD3 Mortgage Trust	5.648%	10/15/48	4,150	4,436
4 CD 2007-CD4 Commercial Mortgage Trust	5.322%	12/11/49	9,395	9,962
4 CD 2007-CD5 Mortgage Trust	5.886%	11/15/44	5,306	5,788
4 CenterPoint Energy Transition Bond Co. II
LLC 2005-A	5.170%	8/1/19	967	1,014
4 CenterPoint Energy Transition Bond Co. II
LLC 2005-A	5.302%	8/1/20	654	730
4 CenterPoint Energy Transition Bond Co. IV
LLC 2012-1	3.028%	10/15/25	5,300	5,436
4 Chase Issuance Trust 2006-A2	5.160%	4/16/18	7,446	7,796
4 Chase Issuance Trust 2012-A3	0.790%	6/15/17	6,116	6,123
4 Chase Issuance Trust 2012-A4	1.580%	8/16/21	5,500	5,413
4 Chase Issuance Trust 2012-A5	0.590%	8/15/17	3,404	3,403
4 Chase Issuance Trust 2012-A7	2.160%	9/16/24	12,805	12,489
4 Chase Issuance Trust 2013-A1	1.300%	2/18/20	9,550	9,440
4 Chase Issuance Trust 2013-A8	1.010%	10/15/18	6,425	6,422
4 Chase Issuance Trust 2014-A1	1.150%	1/15/19	19,175	19,182
4 Chase Issuance Trust 2014-A2	2.770%	3/15/23	7,550	7,729
4 Chase Issuance Trust 2014-A6	1.260%	7/15/19	9,700	9,666
4 Chase Issuance Trust 2014-A7	1.380%	11/15/19	7,400	7,384
4 Citibank Credit Card Issuance Trust 2003-A7	4.150%	7/7/17	4,676	4,760
4 Citibank Credit Card Issuance Trust 2005-A2	4.850%	3/10/17	2,975	2,998
4 Citibank Credit Card Issuance Trust 2005-A9	5.100%	11/20/17	11,399	11,820
4 Citibank Credit Card Issuance Trust 2007-A8	5.650%	9/20/19	7,150	7,930
4 Citibank Credit Card Issuance Trust 2008-A1	5.350%	2/7/20	6,114	6,782
4 Citibank Credit Card Issuance Trust 2013-A10	0.730%	2/7/18	2,900	2,894
4 Citibank Credit Card Issuance Trust 2014-A1	2.880%	1/23/23	15,000	15,452
4 Citibank Credit Card Issuance Trust 2014-A4	1.230%	4/24/19	7,600	7,585
4 Citibank Credit Card Issuance Trust 2014-A5	2.680%	6/7/23	6,525	6,634
4 Citibank Credit Card Issuance Trust 2014-A6	2.150%	7/15/21	15,325	15,372
4 Citibank Credit Card Issuance Trust 2014-A8	1.730%	4/9/20	11,625	11,644
4 Citigroup Commercial Mortgage Trust 2005-C3	4.830%	5/15/43	4,195	4,221
4 Citigroup Commercial Mortgage Trust 2006-C4	5.771%	3/15/49	6,459	6,735
4 Citigroup Commercial Mortgage Trust 2006-C4	5.771%	3/15/49	2,000	2,108
4 Citigroup Commercial Mortgage Trust 2006-C5	5.431%	10/15/49	2,275	2,399
4 Citigroup Commercial Mortgage Trust 2006-C5	5.462%	10/15/49	1,585	1,684
4 Citigroup Commercial Mortgage Trust 2007-C6	5.710%	12/10/49	9,305	10,121
4 Citigroup Commercial Mortgage Trust 2008-C7	6.142%	12/10/49	10,516	11,529
4 Citigroup Commercial Mortgage Trust 2012-GC8	3.024%	9/10/45	3,950	3,977
4 Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	1,500	1,511

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4	Citigroup Commercial Mortgage Trust 2013-GC11	3.422%	4/10/46	1,300	1,313
4	Citigroup Commercial Mortgage Trust 2013-GC15	3.161%	9/10/46	1,700	1,763
4	Citigroup Commercial Mortgage Trust 2013-GC15	3.942%	9/10/46	800	853
4	Citigroup Commercial Mortgage Trust 2013-GC15	4.371%	9/10/46	1,200	1,326
4	Citigroup Commercial Mortgage Trust 2013-GC15	4.649%	9/10/46	1,700	1,875
4	Citigroup Commercial Mortgage Trust 2013-GC17	3.675%	11/10/46	550	581
4	Citigroup Commercial Mortgage Trust 2013-GC17	4.131%	11/10/46	1,825	1,976
4	Citigroup Commercial Mortgage Trust 2013-GC17	4.544%	11/10/46	750	826
4	Citigroup Commercial Mortgage Trust 2013-GC17	5.095%	11/10/46	750	826
4	Citigroup Commercial Mortgage Trust 2014-GC19	2.790%	3/10/47	3,210	3,282
4	Citigroup Commercial Mortgage Trust 2014-GC19	3.552%	3/10/47	750	785
4	Citigroup Commercial Mortgage Trust 2014-GC19	4.023%	3/10/47	1,150	1,235
4	Citigroup Commercial Mortgage Trust 2014-GC19	4.345%	3/10/47	955	1,030
4	Citigroup Commercial Mortgage Trust 2014-GC21	3.477%	5/10/47	375	391
4	Citigroup Commercial Mortgage Trust 2014-GC21	3.855%	5/10/47	1,675	1,779
4	Citigroup Commercial Mortgage Trust 2014-GC21	4.328%	5/10/47	1,350	1,400
4	Citigroup Commercial Mortgage Trust 2014-GC23	3.622%	7/10/47	2,725	2,842
4	Citigroup Commercial Mortgage Trust 2014-GC25	3.635%	10/10/47	5,650	5,853
4	COBALT CMBS Commercial Mortgage
	Trust 2007-C2	5.484%	4/15/47	5,190	5,566
4	COBALT CMBS Commercial Mortgage
	Trust 2007-C3	5.766%	5/15/46	5,899	6,402
4	COMM 2005-C6 Mortgage Trust	5.116%	6/10/44	11,087	11,188
4	COMM 2006-C7 Mortgage Trust	5.756%	6/10/46	11,045	11,560
4	COMM 2006-C7 Mortgage Trust	5.781%	6/10/46	1,815	1,915
4	COMM 2007-C9 Mortgage Trust	5.796%	12/10/49	7,325	7,993
4	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	1,285	1,314
4	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	1,825	1,898
4	COMM 2012-CCRE3 Mortgage Trust	2.822%	10/15/45	5,000	4,990
4,[7]	COMM 2012-CCRE3 Mortgage Trust	3.416%	10/15/45	2,195	2,231
4	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	6,300	6,287
4	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	1,500	1,488
4	COMM 2013-CCRE11 Mortgage Trust	3.047%	10/10/46	1,310	1,350
4	COMM 2013-CCRE11 Mortgage Trust	3.660%	10/10/46	1,310	1,379
4	COMM 2013-CCRE11 Mortgage Trust	3.983%	10/10/46	1,750	1,871
4	COMM 2013-CCRE11 Mortgage Trust	4.258%	10/10/46	2,190	2,395
4	COMM 2013-CCRE11 Mortgage Trust	4.715%	10/10/46	1,310	1,444
4	COMM 2013-CCRE12 Mortgage Trust	1.295%	10/10/46	597	594
4	COMM 2013-CCRE12 Mortgage Trust	2.904%	10/10/46	1,075	1,107
4	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	1,075	1,129
4	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	1,500	1,581
4	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	1,125	1,213
4	COMM 2013-CCRE12 Mortgage Trust	4.300%	10/10/46	750	809
4	COMM 2013-CCRE12 Mortgage Trust	4.762%	10/10/46	350	383
4	COMM 2013-CCRE13 Mortgage Trust	1.259%	11/10/18	433	433
4	COMM 2013-CCRE13 Mortgage Trust	3.039%	12/10/18	550	570
4	COMM 2013-CCRE13 Mortgage Trust	3.706%	10/10/23	375	396
4	COMM 2013-CCRE13 Mortgage Trust	4.194%	11/10/23	3,700	4,025
4	COMM 2013-CCRE13 Mortgage Trust	4.449%	12/10/23	1,100	1,194
4	COMM 2013-CCRE6 Mortgage Trust	3.101%	3/10/46	1,744	1,767
4	COMM 2013-CCRE7 Mortgage Trust	3.213%	3/10/46	1,425	1,453
4	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	1,888	1,980
4	COMM 2013-CCRE9 Mortgage Trust	4.235%	7/10/45	2,295	2,522
4	COMM 2013-CCRE9 Mortgage Trust	4.210%	8/10/46	660	720
4	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	2,050	2,121

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	2,020	2,196
4	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	3,981	3,989
4	COMM 2013-LC6 Mortgage Trust	3.282%	1/10/46	2,184	2,188
4	COMM 2014-CCRE14 Mortgage Trust	3.147%	2/10/47	3,275	3,389
4	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	2,450	2,667
4	COMM 2014-CCRE14 Mortgage Trust	4.526%	2/10/47	2,725	2,969
4	COMM 2014-CCRE14 Mortgage Trust	4.610%	2/10/47	1,650	1,806
4	COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	2,712	2,783
4	COMM 2014-CCRE15 Mortgage Trust	3.595%	2/10/47	935	980
4	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	1,737	1,875
4	COMM 2014-CCRE15 Mortgage Trust	4.717%	2/10/47	869	955
4	COMM 2014-CCRE16 Mortgage Trust	3.653%	4/10/47	1,500	1,569
4	COMM 2014-CCRE16 Mortgage Trust	4.278%	4/10/47	1,975	2,117
4	COMM 2014-CCRE19 Mortgage Trust	3.796%	8/10/47	5,775	6,080
4	COMM 2014-CCRE19 Mortgage Trust	4.080%	8/10/47	1,550	1,630
4	COMM 2014-CCRE21 Mortgage Trust	3.095%	12/10/47	2,916	3,001
4	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	5,625	5,820
4	COMM 2014-CR17 Mortgage Trust	3.012%	5/10/47	1,900	1,958
4	COMM 2014-CR17 Mortgage Trust	3.598%	5/10/47	950	995
4	COMM 2014-CR17 Mortgage Trust	3.977%	5/10/47	1,525	1,629
4	COMM 2014-CR17 Mortgage Trust	4.377%	5/10/47	955	1,009
4	COMM 2014-CR18 Mortgage Trust	3.452%	7/15/47	1,575	1,641
4	COMM 2014-CR18 Mortgage Trust	3.828%	7/15/47	975	1,029
4	COMM 2014-CR18 Mortgage Trust	4.103%	7/15/47	1,281	1,362
4	COMM 2014-CR20 Mortgage Trust	3.590%	11/10/47	1,525	1,583
4	COMM 2014-LC15 Mortgage Trust	2.840%	4/10/47	1,150	1,178
4	COMM 2014-LC15 Mortgage Trust	4.006%	4/10/47	2,650	2,837
4	COMM 2014-LC17 Mortgage Trust	3.164%	10/10/47	3,900	4,043
4	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	1,550	1,651
4	COMM 2014-UBS2 Mortgage Trust	2.820%	3/10/47	757	775
4	COMM 2014-UBS2 Mortgage Trust	3.472%	3/10/47	658	684
4	COMM 2014-UBS2 Mortgage Trust	3.961%	3/10/47	1,699	1,812
4	COMM 2014-UBS2 Mortgage Trust	4.199%	3/10/47	475	506
4	COMM 2014-UBS2 Mortgage Trust	4.701%	3/10/47	301	325
4	COMM 2014-UBS3 Mortgage Trust	2.844%	6/10/47	1,150	1,181
4	COMM 2014-UBS3 Mortgage Trust	3.819%	6/10/47	3,075	3,246
4	COMM 2014-UBS4 Mortgage Trust	3.694%	8/10/47	6,000	6,223
4	COMM 2014-UBS4 Mortgage Trust	3.968%	8/10/47	1,502	1,548
4	COMM 2014-UBS5 Mortgage Trust	3.838%	9/10/47	4,575	4,824
4	COMM 2014-UBS6 Mortgage Trust	2.935%	12/10/47	3,850	3,950
4	COMM 2014-UBS6 Mortgage Trust	3.387%	12/10/47	3,850	3,960
4	COMM 2014-UBS6 Mortgage Trust	3.644%	12/10/47	7,200	7,438
4	COMM 2014-UBS6 Mortgage Trust	4.048%	12/10/47	1,925	2,003
4	Commercial Mortgage Trust 2005-GG5	5.224%	4/10/37	8,200	8,319
4	Commercial Mortgage Trust 2005-GG5	5.277%	4/10/37	2,050	2,104
4	Commercial Mortgage Trust 2006-GG7	5.819%	7/10/38	2,191	2,294
4,[7]	Commercial Mortgages Lease-Backed
	Certificates Series 2001-CMLB-1	6.746%	6/20/31	337	341
4	Credit Suisse Commercial Mortgage Trust
	Series 2006-C1	5.467%	2/15/39	10,900	11,275
4	Credit Suisse Commercial Mortgage Trust
	Series 2006-C1	5.467%	2/15/39	2,800	2,916
4	Credit Suisse Commercial Mortgage Trust
	Series 2006-C1	5.467%	2/15/39	2,225	2,307

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4	Credit Suisse Commercial Mortgage Trust
	Series 2006-C3	5.806%	6/15/38	5,322	5,564
4	Credit Suisse Commercial Mortgage Trust
	Series 2006-C3	5.806%	6/15/38	2,700	2,855
4	Credit Suisse Commercial Mortgage Trust
	Series 2006-C4	5.509%	9/15/39	550	582
4	Credit Suisse Commercial Mortgage Trust
	Series 2006-C5	5.311%	12/15/39	7,360	7,759
4	Credit Suisse Commercial Mortgage Trust
	Series 2007-C1	5.383%	2/15/40	2,301	2,433
4	Credit Suisse Commercial Mortgage Trust
	Series 2007-C3	5.702%	6/15/39	9,459	10,077
4	CSFB Commercial Mortgage Trust 2005-C1	5.075%	2/15/38	1,908	1,912
4	CSFB Commercial Mortgage Trust 2005-C4	5.190%	8/15/38	1,450	1,471
4	CSFB Commercial Mortgage Trust 2005-C5	5.100%	8/15/38	4,630	4,667
4	CSFB Commercial Mortgage Trust 2005-C5	5.100%	8/15/38	570	583
4	CSFB Commercial Mortgage Trust 2005-C6	5.230%	12/15/40	1,525	1,557
4	Discover Card Execution Note Trust 2007-A1	5.650%	3/16/20	9,453	10,464
4	Discover Card Execution Note Trust 2014-A3	1.220%	10/15/19	4,825	4,826
4	Discover Card Execution Note Trust 2014-A5	1.390%	4/15/20	10,650	10,641
[3,4]	Fannie Mae-Aces 2012-M9	1.553%	4/25/22	1,059	1,047
[3,4]	Fannie Mae-Aces 2013-M12	2.385%	3/25/23	10,592	10,523
[3,4]	Fannie Mae-Aces 2013-M14	2.505%	4/25/23	11,037	10,933
[3,4]	Fannie Mae-Aces 2013-M14	3.329%	10/25/23	11,450	11,895
[3,4]	Fannie Mae-Aces 2013-M4	2.608%	3/25/22	675	679
[3,4]	Fannie Mae-Aces 2013-M7	2.280%	12/27/22	3,850	3,740
[3,4]	Fannie Mae-Aces 2014-M1	2.323%	11/25/18	15,264	15,493
[3,4]	Fannie Mae-Aces 2014-M1	3.373%	7/25/23	15,075	15,709
[3,4]	Fannie Mae-Aces 2014-M12	2.614%	10/25/21	11,300	11,419
[3,4]	Fannie Mae-Aces 2014-M13	1.637%	11/25/17	1,975	1,984
[3,4]	Fannie Mae-Aces 2014-M13	2.566%	8/25/24	1,671	1,687
[3,4]	Fannie Mae-Aces 2014-M13	3.021%	8/25/24	4,500	4,590
[3,4]	Fannie Mae-Aces 2014-M2	1.916%	6/25/21	4,681	4,719
[3,4]	Fannie Mae-Aces 2014-M2	3.513%	12/25/23	11,322	11,965
[3,4]	Fannie Mae-Aces 2014-M3	2.613%	1/25/24	4,437	4,511
[3,4]	Fannie Mae-Aces 2014-M3	3.477%	1/25/24	5,400	5,699
[3,4]	Fannie Mae-Aces 2014-M4	3.346%	3/25/24	5,650	5,912
[3,4]	Fannie Mae-Aces 2014-M6	2.679%	5/25/21	10,600	10,613
[3,4]	Fannie Mae-Aces 2014-M7	3.248%	6/25/24	11,610	12,160
[3,4]	Fannie Mae-Aces 2014-M8	2.346%	6/25/24	1,899	1,907
[3,4]	Fannie Mae-Aces 2014-M8	3.056%	6/25/24	5,850	5,936
[3,4]	Fannie Mae-Aces 2014-M9	1.462%	4/25/17	9,100	9,138
[3,4]	Fannie Mae-Aces 2014-M9	3.103%	7/25/24	6,825	6,986
[3,4]	FHLMC Multifamily Structured Pass Through
	Certificates K010	2.412%	8/25/18	2,425	2,473
[3,4]	FHLMC Multifamily Structured Pass Through
	Certificates K010	3.320%	7/25/20	9,639	10,107
[3,4]	FHLMC Multifamily Structured Pass Through
	Certificates K014	3.871%	4/25/21	4,667	5,054
[3,4]	FHLMC Multifamily Structured Pass Through
	Certificates K017	2.873%	12/25/21	12,820	13,186
[3,4]	FHLMC Multifamily Structured Pass Through
	Certificates K019	2.272%	3/25/22	5,430	5,341
[3,4]	FHLMC Multifamily Structured Pass Through
	Certificates K020	2.373%	5/25/22	13,400	13,299

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[3,4]	FHLMC Multifamily Structured Pass Through
	Certificates K021	2.396%	6/25/22	8,300	8,250
[3,4]	FHLMC Multifamily Structured Pass Through
	Certificates K021	3.490%	1/25/24	475	506
[3,4]	FHLMC Multifamily Structured Pass Through
	Certificates K022	2.355%	7/25/22	575	570
[3,4]	FHLMC Multifamily Structured Pass Through
	Certificates K026	2.510%	11/25/22	11,500	11,411
[3,4]	FHLMC Multifamily Structured Pass Through
	Certificates K027	2.637%	1/25/23	11,475	11,507
[3,4]	FHLMC Multifamily Structured Pass Through
	Certificates K028	3.111%	2/25/23	16,625	17,259
[3,4]	FHLMC Multifamily Structured Pass Through
	Certificates K029	3.320%	2/25/23	11,425	12,036
[3,4]	FHLMC Multifamily Structured Pass Through
	Certificates K030	2.779%	9/25/22	10,544	10,859
[3,4]	FHLMC Multifamily Structured Pass Through
	Certificates K030	3.250%	4/25/23	11,425	11,971
[3,4]	FHLMC Multifamily Structured Pass Through
	Certificates K031	3.300%	4/25/23	11,906	12,512
[3,4]	FHLMC Multifamily Structured Pass Through
	Certificates K032	3.016%	2/25/23	10,960	11,438
[3,4]	FHLMC Multifamily Structured Pass Through
	Certificates K032	3.310%	5/25/23	11,420	12,027
[3,4]	FHLMC Multifamily Structured Pass Through
	Certificates K033	2.871%	2/25/23	9,929	10,266
[3,4]	FHLMC Multifamily Structured Pass Through
	Certificates K033	3.060%	7/25/23	12,300	12,685
[3,4]	FHLMC Multifamily Structured Pass Through
	Certificates K034	3.531%	7/25/23	10,633	11,355
[3,4]	FHLMC Multifamily Structured Pass Through
	Certificates K035	3.458%	8/25/23	12,575	13,362
[3,4]	FHLMC Multifamily Structured Pass Through
	Certificates K036	3.527%	10/25/23	13,185	14,080
[3,4]	FHLMC Multifamily Structured Pass Through
	Certificates K038	2.604%	10/25/23	3,758	3,855
[3,4]	FHLMC Multifamily Structured Pass Through
	Certificates K038	3.389%	3/25/24	13,225	13,976
[3,4]	FHLMC Multifamily Structured Pass Through
	Certificates K039	2.683%	12/25/23	2,662	2,739
[3,4]	FHLMC Multifamily Structured Pass Through
	Certificates K039	3.303%	7/25/24	7,600	7,991
[3,4]	FHLMC Multifamily Structured Pass Through
	Certificates K040	2.768%	4/25/24	3,690	3,789
[3,4]	FHLMC Multifamily Structured Pass Through
	Certificates K040	3.241%	9/25/24	9,300	9,722
[3,4]	FHLMC Multifamily Structured Pass Through
	Certificates K041	3.171%	10/25/24	9,300	9,649
[3,4]	FHLMC Multifamily Structured Pass Through
	Certificates K702	3.154%	2/25/18	16,408	17,092
[3,4]	FHLMC Multifamily Structured Pass Through
	Certificates K706	2.323%	10/25/18	3,900	3,962
[3,4]	FHLMC Multifamily Structured Pass Through
	Certificates K710	1.883%	5/25/19	1,005	1,003

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[3,4]	FHLMC Multifamily Structured Pass Through
	Certificates K711	1.730%	7/25/19	2,050	2,028
[3,4]	FHLMC Multifamily Structured Pass Through
	Certificates K714	3.034%	10/25/20	5,000	5,198
[3,4]	FHLMC Multifamily Structured Pass Through
	Certificates K716	2.413%	1/25/21	2,684	2,751
[3,4]	FHLMC Multifamily Structured Pass Through
	Certificates K716	3.130%	6/25/21	9,600	10,026
[3,4]	FHLMC Multifamily Structured Pass Through
	Certificates K717	2.991%	9/25/21	7,475	7,700
[3,4]	FHLMC Multifamily Structured Pass Through
	Certificates_K005	3.484%	4/25/19	8,503	8,859
[3,4]	FHLMC Multifamily Structured Pass Through
	Certificates_K006-A1	3.398%	7/25/19	6,175	6,500
[3,4]	FHLMC Multifamily Structured Pass Through
	Certificates_K007-A1	3.342%	12/25/19	4,636	4,833
[3,4]	FHLMC Multifamily Structured Pass Through
	Certificates_K009-A1	2.757%	5/25/20	8,143	8,380
[3,4]	FHLMC Multifamily Structured Pass Through
	Certificates_K503	1.384%	1/25/19	5,536	5,507
[3,4]	FHLMC Multifamily Structured Pass Through
	Certificates_K503	2.456%	8/25/19	11,200	11,452
[3,4]	FHLMC Multifamily Structured Pass Through
	Certificates_K708-A1	1.670%	10/25/18	2,469	2,491
[3,4]	FHLMC Multifamily Structured Pass Through
	Certificates_K711-A1	1.321%	12/25/18	8,996	9,005
[3,4]	FHLMC Multifamily Structures Pass Through
	Certificates_FHMS-K715	2.856%	1/25/21	4,225	4,354
4	Fifth Third Auto 2014-1	0.680%	4/16/18	2,250	2,246
4	Fifth Third Auto 2014-1	1.140%	10/15/20	1,500	1,497
4	Fifth Third Auto 2014-2	0.890%	11/15/18	1,525	1,523
4	Fifth Third Auto 2014-2	1.380%	12/15/20	975	974
4	Ford Credit Auto Lease Trust 2013-B	0.760%	9/15/16	800	800
4	Ford Credit Auto Lease Trust 2013-B	0.960%	10/15/16	650	651
4	Ford Credit Auto Lease Trust 2014-A	0.680%	4/15/17	1,500	1,491
4	Ford Credit Auto Lease Trust 2014-A	0.900%	6/15/17	575	571
4	Ford Credit Auto Lease Trust 2014-A	1.160%	8/15/17	1,050	1,045
4	Ford Credit Auto Lease Trust 2014-B	0.890%	9/15/17	2,075	2,059
4	Ford Credit Auto Owner Trust 2011-A	1.650%	5/15/16	87	87
4	Ford Credit Auto Owner Trust 2012-A	1.150%	6/15/17	3,525	3,535
4	Ford Credit Auto Owner Trust 2012-B	0.720%	12/15/16	121	121
4	Ford Credit Auto Owner Trust 2013-A	0.550%	7/15/17	1,994	1,995
4	Ford Credit Auto Owner Trust 2013-B	0.570%	10/15/17	1,454	1,455
4	Ford Credit Auto Owner Trust 2013-B	0.760%	8/15/18	800	795
4	Ford Credit Auto Owner Trust 2013-C	0.820%	12/15/17	2,077	2,082
4	Ford Credit Auto Owner Trust 2013-C	1.250%	10/15/18	692	694
4	Ford Credit Auto Owner Trust 2013-D	0.670%	4/15/18	2,100	2,100
4	Ford Credit Auto Owner Trust 2013-D	1.110%	2/15/19	350	347
4	Ford Credit Auto Owner Trust 2014-A	0.790%	5/15/18	4,350	4,346
4	Ford Credit Auto Owner Trust 2014-A	1.290%	4/15/19	800	797
4	Ford Credit Auto Owner Trust 2014-B	0.900%	10/15/18	3,375	3,375
4	Ford Credit Auto Owner Trust 2014-B	1.420%	8/15/19	575	575
4	Ford Credit Floorplan Master Owner Trust A
	Series 2013-5	1.500%	9/15/18	2,800	2,818

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
4 Ford Credit Floorplan Master Owner Trust A
Series 2014-1	1.200%	2/15/19	3,550	3,541
4 Ford Credit Floorplan Master Owner Trust A
Series 2014-4	1.400%	8/15/19	7,725	7,713
4 GE Capital Credit Card Master Note Trust
Series 2012-7	1.760%	9/15/22	5,644	5,558
4 GE Commercial Mortgage Corp. Series
2005-C3 Trust	4.974%	7/10/45	4,610	4,669
4 GE Commercial Mortgage Corp. Series
2005-C4 Trust	5.312%	11/10/45	2,725	2,811
4 GE Commercial Mortgage Corp. Series
2006-C1 Trust	5.274%	3/10/44	2,825	2,970
4 GE Commercial Mortgage Corp. Series
2006-C1 Trust	5.274%	3/10/44	12,784	13,159
4 GE Commercial Mortgage Corp. Series
2007-C1 Trust	5.543%	12/10/49	4,300	4,550
4 GMAC Commercial Mortgage Securities Inc.
Series 2005-C1 Trust	4.754%	5/10/43	1,155	1,166
4 GS Mortgage Securities Trust 2006-GG6	5.553%	4/10/38	1,725	1,793
4 GS Mortgage Securities Trust 2006-GG6	5.553%	4/10/38	9,000	9,240
4 GS Mortgage Securities Trust 2007-GG10	5.796%	8/10/45	4,514	4,881
4 GS Mortgage Securities Trust 2011-GC5	3.707%	8/10/44	1,500	1,590
4 GS Mortgage Securities Trust 2012-GC6	3.482%	1/10/45	6,350	6,640
4 GS Mortgage Securities Trust 2012-GCJ7	3.377%	5/10/45	3,825	3,971
4 GS Mortgage Securities Trust 2012-GCJ9	2.773%	11/10/45	2,955	2,935
4 GS Mortgage Securities Trust 2013-GC10	2.943%	2/10/46	3,494	3,500
4 GS Mortgage Securities Trust 2013-GC10	3.279%	2/10/46	1,310	1,311
4 GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	2,255	2,283
4 GS Mortgage Securities Trust 2013-GCJ12	3.375%	6/10/46	966	978
4 GS Mortgage Securities Trust 2013-GCJ14	2.995%	8/10/46	1,875	1,935
4 GS Mortgage Securities Trust 2013-GCJ14	3.817%	8/10/46	1,340	1,419
4 GS Mortgage Securities Trust 2013-GCJ14	4.243%	8/10/46	6,700	7,317
4 GS Mortgage Securities Trust 2013-GCJ16	3.033%	11/10/46	2,000	2,074
4 GS Mortgage Securities Trust 2013-GCJ16	3.813%	11/10/46	710	752
4 GS Mortgage Securities Trust 2013-GCJ16	4.271%	11/10/46	1,150	1,257
4 GS Mortgage Securities Trust 2014-GC18	1.298%	1/10/47	3,825	3,819
4 GS Mortgage Securities Trust 2014-GC18	4.074%	1/10/47	8,225	8,794
4 GS Mortgage Securities Trust 2014-GC18	4.383%	1/10/47	2,750	2,951
4 GS Mortgage Securities Trust 2014-GC18	3.467%	6/10/47	1,550	1,610
4 GS Mortgage Securities Trust 2014-GC18	3.516%	6/10/47	500	519
4 GS Mortgage Securities Trust 2014-GC18	3.862%	6/10/47	1,350	1,428
4 GS Mortgage Securities Trust 2014-GC24	3.931%	9/10/47	4,275	4,559
4 GS Mortgage Securities Trust 2014-GC24	4.507%	9/10/47	1,175	1,257
4 GS Mortgage Securities Trust 2014-GC26	2.902%	11/10/47	1,225	1,254
4 GS Mortgage Securities Trust 2014-GC26	3.365%	11/10/47	2,275	2,345
4 GS Mortgage Securities Trust 2014-GC26	3.629%	11/10/47	7,475	7,763
4 GS Mortgage Securities Trust 2014-GC26	3.964%	11/10/47	1,325	1,383
4 GS Mortgage Securities Trust 2014-GC26	4.215%	11/10/47	1,125	1,175
4 Honda Auto Receivables 2012-4 Owner Trust	0.660%	12/18/18	2,950	2,952
4 Honda Auto Receivables 2013-1 Owner Trust	0.480%	11/21/16	2,401	2,402
4 Honda Auto Receivables 2013-1 Owner Trust	0.620%	3/21/19	2,746	2,745
4 Honda Auto Receivables 2013-2 Owner Trust	0.530%	2/16/17	1,077	1,077
4 Honda Auto Receivables 2013-2 Owner Trust	0.660%	6/17/19	1,077	1,072
4 Honda Auto Receivables 2013-4 Owner Trust	0.690%	9/18/17	1,250	1,249
4 Honda Auto Receivables 2013-4 Owner Trust	1.040%	2/18/20	1,100	1,095

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
4 Honda Auto Receivables 2014-1 Owner Trust	0.670%	11/21/17	2,244	2,238
4 Honda Auto Receivables 2014-1 Owner Trust	1.040%	2/21/20	1,122	1,118
4 Honda Auto Receivables 2014-2 Owner Trust	0.770%	3/19/18	1,700	1,697
4 Honda Auto Receivables 2014-2 Owner Trust	1.180%	5/18/20	1,000	997
4 Honda Auto Receivables 2014-3 Owner Trust	0.880%	6/15/18	3,375	3,363
4 Honda Auto Receivables 2014-3 Owner Trust	1.310%	10/15/20	1,925	1,911
4 Hyundai Auto Receivables Trust 2012-C	0.730%	6/15/18	2,000	1,998
4 Hyundai Auto Receivables Trust 2013-A	0.560%	7/17/17	2,116	2,117
4 Hyundai Auto Receivables Trust 2013-A	0.750%	9/17/18	4,367	4,364
4 Hyundai Auto Receivables Trust 2013-B	0.710%	9/15/17	2,675	2,678
4 Hyundai Auto Receivables Trust 2013-B	1.010%	2/15/19	1,325	1,326
4 Hyundai Auto Receivables Trust 2013-C	1.010%	2/15/18	7,365	7,392
4 Hyundai Auto Receivables Trust 2013-C	1.550%	3/15/19	1,730	1,747
4 Hyundai Auto Receivables Trust 2014-A	0.790%	7/16/18	1,725	1,723
4 Hyundai Auto Receivables Trust 2014-B	0.900%	12/17/18	3,000	2,995
4 Hyundai Auto Receivables Trust 2014-B	1.460%	11/15/19	900	899
4 JP Morgan Chase Commercial Mortgage
Securities Trust 2005-CIBC11	5.402%	8/12/37	1,230	1,237
4 JP Morgan Chase Commercial Mortgage
Securities Trust 2005-CIBC13	5.284%	1/12/43	1,000	1,029
4 JP Morgan Chase Commercial Mortgage
Securities Trust 2005-LDP2	4.780%	7/15/42	1,915	1,935
4 JP Morgan Chase Commercial Mortgage
Securities Trust 2005-LDP4	4.918%	10/15/42	10,209	10,409
4 JP Morgan Chase Commercial Mortgage
Securities Trust 2005-LDP5	5.236%	12/15/44	6,834	6,964
4 JP Morgan Chase Commercial Mortgage
Securities Trust 2005-LDP5	5.278%	12/15/44	1,480	1,528
4 JP Morgan Chase Commercial Mortgage
Securities Trust 2005-LDP5	5.357%	12/15/44	585	605
4 JP Morgan Chase Commercial Mortgage
Securities Trust 2006-CB17	5.429%	12/12/43	8,000	8,409
4 JP Morgan Chase Commercial Mortgage
Securities Trust 2006-CIBC14	5.433%	12/12/44	1,100	1,142
4 JP Morgan Chase Commercial Mortgage
Securities Trust 2006-CIBC16	5.593%	5/12/45	4,180	4,445
4 JP Morgan Chase Commercial Mortgage
Securities Trust 2006-LDP6	5.475%	4/15/43	3,407	3,522
4 JP Morgan Chase Commercial Mortgage
Securities Trust 2006-LDP7	5.865%	4/15/45	10,935	11,403
4 JP Morgan Chase Commercial Mortgage
Securities Trust 2006-LDP7	5.865%	4/15/45	2,360	2,499
4 JP Morgan Chase Commercial Mortgage
Securities Trust 2006-LDP8	5.440%	5/15/45	1,720	1,822
4 JP Morgan Chase Commercial Mortgage
Securities Trust 2007-CIBC18	5.440%	6/12/47	6,271	6,688
4 JP Morgan Chase Commercial Mortgage
Securities Trust 2007-CIBC20	5.794%	2/12/51	19,976	21,546
4 JP Morgan Chase Commercial Mortgage
Securities Trust 2007-CIBC20	5.877%	2/12/51	1,650	1,817
4 JP Morgan Chase Commercial Mortgage
Securities Trust 2007-LDP11	5.787%	6/15/49	5,610	6,017
4 JP Morgan Chase Commercial Mortgage
Securities Trust 2007-LDP12	5.882%	2/15/51	6,620	7,208

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
4 JP Morgan Chase Commercial Mortgage
Securities Trust 2012-C6	3.507%	5/15/45	4,875	5,094
4 JP Morgan Chase Commercial Mortgage
Securities Trust 2012-C8	2.829%	10/15/45	11,975	11,964
4 JP Morgan Chase Commercial Mortgage
Securities Trust 2012-CIBX	3.483%	6/15/45	3,816	3,989
4 JP Morgan Chase Commercial Mortgage
Securities Trust 2012-LC9	2.840%	12/15/47	2,250	2,244
4 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C10	3.143%	12/15/47	1,389	1,412
4 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C10	3.372%	12/15/47	1,042	1,056
4 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C16	3.674%	12/15/46	1,250	1,319
4 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C16	3.881%	12/15/46	1,500	1,593
4 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C16	4.166%	12/15/46	2,600	2,823
4 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C16	4.517%	12/15/46	1,250	1,363
4 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C16	4.944%	12/15/46	1,250	1,386
4 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-LC11	2.960%	4/15/46	1,466	1,467
4 JP Morgan Chase Commercial Mortgage
Securities Trust 2014-C20	2.872%	7/15/47	1,525	1,560
4 JP Morgan Chase Commercial Mortgage
Securities Trust 2014-C20	3.805%	7/15/47	575	607
4 JPMBB Commercial Mortgage Securities
Trust 2013-C12	3.664%	7/15/45	1,982	2,084
4 JPMBB Commercial Mortgage Securities
Trust 2013-C12	4.026%	7/15/45	655	697
4 JPMBB Commercial Mortgage Securities
Trust 2013-C14	3.761%	8/15/46	990	1,048
4 JPMBB Commercial Mortgage Securities
Trust 2013-C14	4.133%	8/15/46	2,640	2,864
4 JPMBB Commercial Mortgage Securities
Trust 2013-C14	4.409%	8/15/46	740	802
4 JPMBB Commercial Mortgage Securities
Trust 2013-C15	1.233%	11/15/45	1,024	1,023
4 JPMBB Commercial Mortgage Securities
Trust 2013-C15	2.977%	11/15/45	5,030	5,186
4 JPMBB Commercial Mortgage Securities
Trust 2013-C15	3.659%	11/15/45	505	533
4 JPMBB Commercial Mortgage Securities
Trust 2013-C15	4.131%	11/15/45	3,520	3,817
4 JPMBB Commercial Mortgage Securities
Trust 2013-C15	4.420%	11/15/45	2,010	2,180
4 JPMBB Commercial Mortgage Securities
Trust 2013-C17	3.003%	1/15/47	1,550	1,598
4 JPMBB Commercial Mortgage Securities
Trust 2013-C17	3.705%	1/15/47	1,163	1,227
4 JPMBB Commercial Mortgage Securities
Trust 2013-C17	4.199%	1/15/47	4,320	4,699

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
4 JPMBB Commercial Mortgage Securities
Trust 2013-C17	4.458%	1/15/47	775	841
4 JPMBB Commercial Mortgage Securities
Trust 2013-C17	4.887%	1/15/47	1,163	1,283
4 JPMBB Commercial Mortgage Securities
Trust 2014-C18	4.079%	2/15/47	3,938	4,245
4 JPMBB Commercial Mortgage Securities
Trust 2014-C18	4.439%	2/15/47	771	835
4 JPMBB Commercial Mortgage Securities
Trust 2014-C18	4.809%	2/15/47	935	1,025
4 JPMBB Commercial Mortgage Securities
Trust 2014-C19	3.046%	4/15/47	1,525	1,571
4 JPMBB Commercial Mortgage Securities
Trust 2014-C19	3.669%	4/15/47	1,900	1,992
4 JPMBB Commercial Mortgage Securities
Trust 2014-C19	3.997%	4/15/47	1,900	2,034
4 JPMBB Commercial Mortgage Securities
Trust 2014-C19	4.243%	4/15/47	1,525	1,627
4 JPMBB Commercial Mortgage Securities
Trust 2014-C19	4.110%	9/15/47	1,550	1,624
4 JPMBB Commercial Mortgage Securities
Trust 2014-C21	3.428%	8/15/47	979	1,014
4 JPMBB Commercial Mortgage Securities
Trust 2014-C21	3.775%	8/15/47	950	1,000
4 JPMBB Commercial Mortgage Securities
Trust 2014-C21	3.997%	8/15/47	575	601
4 JPMBB Commercial Mortgage Securities
Trust 2014-C22	3.801%	9/15/47	5,850	6,163
4 JPMBB Commercial Mortgage Securities
Trust 2014-C23	3.934%	9/15/47	2,919	3,107
4 JPMBB Commercial Mortgage Securities
Trust 2014-C23	4.202%	9/15/47	1,722	1,827
4 JPMBB Commercial Mortgage Securities
Trust 2014-C24	2.940%	11/15/47	1,900	1,943
4 JPMBB Commercial Mortgage Securities
Trust 2014-C24	3.639%	11/15/47	1,525	1,586
4 JPMBB Commercial Mortgage Securities
Trust 2014-C24	3.914%	11/15/47	2,750	2,853
4 JPMBB Commercial Mortgage Securities
Trust 2014-C25	3.672%	11/15/47	6,825	7,127
4 JPMBB Commercial Mortgage Securities
Trust 2014-C25	4.065%	11/15/47	1,900	1,992
4 JPMBB Commercial Mortgage Securities
Trust 2014-C26	3.019%	1/15/48	3,750	3,852
4 JPMBB Commercial Mortgage Securities
Trust 2014-C26	3.494%	1/15/48	5,525	5,681
4 JPMBB Commercial Mortgage Securities
Trust 2014-C26	3.800%	1/15/48	1,875	1,925
4 JPMBB Commercial Mortgage Securities
Trust 2014-C26	3.951%	1/15/48	1,875	1,923
4 LB-UBS Commercial Mortgage Trust 2005-C2	5.150%	4/15/30	1,712	1,716
4 LB-UBS Commercial Mortgage Trust 2005-C5	5.057%	9/15/40	800	815
4 LB-UBS Commercial Mortgage Trust 2005-C7	5.197%	11/15/30	6,458	6,514
4 LB-UBS Commercial Mortgage Trust 2006-C1	5.217%	2/15/31	3,588	3,716
4 LB-UBS Commercial Mortgage Trust 2006-C3	5.661%	3/15/39	12,960	13,449

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
4 LB-UBS Commercial Mortgage Trust 2006-C4	5.833%	6/15/38	6,613	6,942
4 LB-UBS Commercial Mortgage Trust 2006-C6	5.372%	9/15/39	10,060	10,605
4 LB-UBS Commercial Mortgage Trust 2006-C6	5.413%	9/15/39	1,176	1,248
4 LB-UBS Commercial Mortgage Trust 2006-C7	5.347%	11/15/38	1,150	1,226
4 LB-UBS Commercial Mortgage Trust 2006-C7	5.378%	11/15/38	1,585	1,678
4 LB-UBS Commercial Mortgage Trust 2007-C1	5.424%	2/15/40	4,371	4,663
4 LB-UBS Commercial Mortgage Trust 2007-C2	5.430%	2/15/40	6,376	6,828
4 LB-UBS Commercial Mortgage Trust 2007-C7	5.866%	9/15/45	9,601	10,559
4 LB-UBS Commercial Mortgage Trust 2008-C1	6.154%	4/15/41	13,125	14,487
4 Mercedes-Benz Auto Lease Trust 2013-B	0.760%	7/15/19	350	348
4 Mercedes-Benz Auto Lease Trust 2014-A	0.900%	12/16/19	2,700	2,674
4 Mercedes-Benz Auto Receivables Trust 2013-1	0.780%	8/15/17	692	695
4 Mercedes-Benz Auto Receivables Trust 2013-1	1.130%	11/15/19	692	693
4 Mercedes-Benz Auto Receivables Trust 2014-1	0.870%	10/15/18	1,875	1,869
4 Mercedes-Benz Auto Receivables Trust 2014-1	1.310%	11/16/20	600	598
4 Merrill Lynch Mortgage Trust 2005-CIP1	5.107%	7/12/38	856	870
4 Merrill Lynch Mortgage Trust 2005-LC1	5.291%	1/12/44	7,867	8,071
4 Merrill Lynch Mortgage Trust 2005-MCP1	4.747%	6/12/43	1,664	1,677
4 Merrill Lynch Mortgage Trust 2006-C1	5.677%	5/12/39	625	654
4 Merrill Lynch Mortgage Trust 2006-C1	5.677%	5/12/39	9,440	9,833
4 Merrill Lynch Mortgage Trust 2006-C2	5.782%	8/12/43	1,965	2,087
4 Merrill Lynch Mortgage Trust 2007-C1	5.835%	6/12/50	16,435	17,813
4 Merrill Lynch Mortgage Trust 2008-C1	5.690%	2/12/51	5,494	5,996
4 ML-CFC Commercial Mortgage Trust 2006-2	5.869%	6/12/46	13,227	13,848
4 ML-CFC Commercial Mortgage Trust 2006-3	5.456%	7/12/46	435	462
4 ML-CFC Commercial Mortgage Trust 2006-4	5.204%	12/12/49	1,225	1,305
4 ML-CFC Commercial Mortgage Trust 2007-5	5.378%	8/12/48	7,284	7,744
4 ML-CFC Commercial Mortgage Trust 2007-9	5.700%	9/12/49	11,095	12,036
4 Morgan Stanley Bank of America Merrill Lynch
Trust 2012-C5	3.176%	8/15/45	1,600	1,632
4 Morgan Stanley Bank of America Merrill Lynch
Trust 2012-C6	2.858%	11/15/45	4,000	4,005
4 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C11	4.217%	8/15/46	990	1,080
4 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C11	4.417%	8/15/46	490	533
4 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C12	3.001%	10/15/46	2,260	2,331
4 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C12	4.259%	10/15/46	3,360	3,670
4 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C13	2.936%	11/15/46	1,100	1,133
4 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C13	4.039%	11/15/46	2,200	2,366
4 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C13	4.743%	11/15/46	1,100	1,189
4 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C7	2.918%	2/15/46	1,707	1,709
4 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C7	3.214%	2/15/46	341	342
4 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C8	3.134%	12/15/48	2,100	2,131
4 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C8	3.376%	12/15/48	1,000	1,011

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
4 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C9	3.102%	5/15/46	1,275	1,287
4 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C9	3.456%	5/15/46	975	992
4 Morgan Stanley Bank of America Merrill Lynch
Trust 2014 C19	3.101%	12/15/47	3,775	3,890
4 Morgan Stanley Bank of America Merrill Lynch
Trust 2014 C19	3.326%	12/15/47	2,000	2,065
4 Morgan Stanley Bank of America Merrill Lynch
Trust 2014 C19	3.526%	12/15/47	2,875	2,980
4 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C14	1.250%	2/15/47	1,035	1,032
4 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C14	2.916%	2/15/47	1,525	1,563
4 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C14	3.669%	2/15/47	3,050	3,189
4 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C14	4.064%	2/15/47	3,050	3,279
4 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C14	4.644%	2/15/47	1,150	1,253
4 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C16	2.849%	6/15/47	575	587
4 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C16	3.477%	6/15/47	775	806
4 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C16	3.892%	6/15/47	2,875	3,055
4 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C16	4.325%	6/15/47	1,150	1,213
4 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C18	3.194%	10/15/47	3,500	3,631
4 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C18	3.923%	10/15/47	1,000	1,063
4 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C18	4.446%	10/15/47	1,150	1,211
4 Morgan Stanley Capital I Trust 2005-HQ6	4.989%	8/13/42	12,778	12,894
4 Morgan Stanley Capital I Trust 2005-HQ6	5.073%	8/13/42	1,690	1,710
4 Morgan Stanley Capital I Trust 2005-HQ7	5.206%	11/14/42	7,671	7,785
4 Morgan Stanley Capital I Trust 2005-IQ10	5.230%	9/15/42	8,475	8,618
4 Morgan Stanley Capital I Trust 2005-IQ9	4.770%	7/15/56	1,430	1,432
4 Morgan Stanley Capital I Trust 2005-TOP17	4.840%	12/13/41	302	303
4 Morgan Stanley Capital I Trust 2005-TOP19	4.985%	6/12/47	2,200	2,224
4 Morgan Stanley Capital I Trust 2006-HQ10	5.328%	11/12/41	9,679	10,156
4 Morgan Stanley Capital I Trust 2006-HQ10	5.360%	11/12/41	2,626	2,792
4 Morgan Stanley Capital I Trust 2006-HQ8	5.412%	3/12/44	11,420	11,734
4 Morgan Stanley Capital I Trust 2006-HQ8	5.461%	3/12/44	2,503	2,609
4 Morgan Stanley Capital I Trust 2006-HQ9	5.773%	7/12/44	3,425	3,636
4 Morgan Stanley Capital I Trust 2006-HQ9	5.793%	7/12/44	1,475	1,549
4 Morgan Stanley Capital I Trust 2006-IQ11	5.656%	10/15/42	3,673	3,774
4 Morgan Stanley Capital I Trust 2006-IQ11	5.660%	10/15/42	1,750	1,816
4 Morgan Stanley Capital I Trust 2006-IQ11	5.660%	10/15/42	225	237
4 Morgan Stanley Capital I Trust 2006-IQ12	5.332%	12/15/43	7,831	8,276
4 Morgan Stanley Capital I Trust 2006-IQ12	5.370%	12/15/43	1,355	1,430
4 Morgan Stanley Capital I Trust 2006-TOP21	5.204%	10/12/52	2,975	3,078
4 Morgan Stanley Capital I Trust 2006-TOP23	5.809%	8/12/41	775	827
4 Morgan Stanley Capital I Trust 2007-IQ14	5.654%	4/15/49	653	665

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
4 Morgan Stanley Capital I Trust 2007-IQ14	5.692%	4/15/49	9,610	10,335
4 Morgan Stanley Capital I Trust 2007-IQ16	5.809%	12/12/49	9,843	10,690
4 Morgan Stanley Capital I Trust 2007-IQ16	6.083%	12/12/49	1,975	2,179
4 Morgan Stanley Capital I Trust 2007-TOP25	5.514%	11/12/49	1,454	1,548
4 Morgan Stanley Capital I Trust 2007-TOP25	5.544%	11/12/49	1,750	1,858
4 Morgan Stanley Capital I Trust 2007-TOP27	5.651%	6/11/42	9,605	10,442
4 Morgan Stanley Capital I Trust 2007-TOP27	5.651%	6/11/42	2,475	2,683
4 Morgan Stanley Capital I Trust 2008-TOP29	6.278%	1/11/43	16,373	18,202
4 Morgan Stanley Capital I Trust 2012-C4	3.244%	3/15/45	6,000	6,157
4 Nissan Auto Lease Trust 2014-B	1.120%	9/15/17	1,125	1,123
4 Nissan Auto Receivables 2012-B Owner Trust	0.660%	12/17/18	2,655	2,658
4 Nissan Auto Receivables 2013-A Owner Trust	0.500%	5/15/17	2,208	2,209
4 Nissan Auto Receivables 2013-A Owner Trust	0.750%	7/15/19	6,100	6,077
4 Nissan Auto Receivables 2013-B Owner Trust	0.840%	11/15/17	1,385	1,389
4 Nissan Auto Receivables 2013-B Owner Trust	1.310%	10/15/19	1,040	1,043
4 Nissan Auto Receivables 2013-C Owner Trust	0.670%	8/15/18	1,850	1,847
4 Nissan Auto Receivables 2013-C Owner Trust	1.300%	6/15/20	1,150	1,149
4 Nissan Auto Receivables 2014-A Owner Trust	0.720%	8/15/18	1,300	1,296
4 Nissan Auto Receivables 2014-A Owner Trust	1.340%	8/17/20	1,475	1,470
4 Nissan Auto Receivables 2014-B Owner Trust	1.110%	5/15/19	1,800	1,796
4 PSE&G Transition Funding LLC Series 2001-1	6.890%	12/15/17	10,150	10,524
4 Royal Bank of Canada	0.625%	12/5/16	5,000	5,002
4 Royal Bank of Canada	1.200%	9/19/18	11,600	11,531
4 Royal Bank of Canada	2.000%	10/1/19	12,000	12,073
4 Santander Drive Auto Receivables Trust 2013-1	0.620%	6/15/17	1,088	1,088
4 Santander Drive Auto Receivables Trust 2013-2	0.700%	9/15/17	1,950	1,950
4 Santander Drive Auto Receivables Trust 2013-3	0.700%	10/16/17	1,456	1,456
4 Santander Drive Auto Receivables Trust 2013-4	1.110%	12/15/17	966	967
4 Santander Drive Auto Receivables Trust 2013-4	0.870%	1/16/18	1,450	1,452
4 Santander Drive Auto Receivables Trust 2013-4	1.590%	10/15/18	2,100	2,105
4 Santander Drive Auto Receivables Trust 2014-2	0.800%	4/16/18	975	974
4 Santander Drive Auto Receivables Trust 2014-3	0.810%	7/16/18	575	574
4 Santander Drive Auto Receivables Trust 2014-4	1.080%	9/17/18	1,950	1,950
4 Synchrony Credit Card Master Note Trust 2014-1	1.610%	11/15/20	2,225	2,223
4 TIAA Seasoned Commercial Mortgage Trust
2007-C4	5.560%	8/15/39	1,385	1,410
4 Toyota Auto Receivables 2012-A Owner Trust	0.990%	8/15/17	5,668	5,686
4 Toyota Auto Receivables 2013-A Owner Trust	0.550%	1/17/17	663	663
4 Toyota Auto Receivables 2013-A Owner Trust	0.690%	11/15/18	1,160	1,156
4 Toyota Auto Receivables 2014-A Owner Trust	0.670%	12/15/17	2,575	2,569
4 Toyota Auto Receivables 2014-A Owner Trust	1.180%	6/17/19	850	848
4 Toyota Auto Receivables 2014-B Owner Trust	0.760%	3/15/18	950	949
4 Toyota Auto Receivables 2014-B Owner Trust	1.310%	9/16/19	750	749
4 UBS-Barclays Commercial Mortgage
Trust 2013-C5	3.185%	3/10/46	2,870	2,905
4 UBS-Barclays Commercial Mortgage
Trust 2013-C6	3.244%	4/10/46	1,775	1,806
4 UBS-Barclays Commercial Mortgage
Trust 2013-C6	3.469%	4/10/46	700	705
4 USAA Auto Owner Trust 2014-1	0.580%	12/15/17	1,125	1,117
4 USAA Auto Owner Trust 2014-1	0.940%	5/15/19	750	746
4 Volkswagen Auto Lease Trust	0.800%	4/20/17	735	728
4 Volkswagen Auto Lease Trust	0.990%	7/20/18	735	730
4 Volkswagen Auto Loan Enhanced Trust 2012-1	1.150%	7/20/18	6,480	6,506
4 Volkswagen Auto Loan Enhanced Trust 2013-2	0.700%	4/20/18	1,100	1,095

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
4 Volkswagen Auto Loan Enhanced Trust 2013-2	1.160%	3/20/20	550	543
4 Volkswagen Auto Loan Enhanced Trust 2014-1	0.910%	10/22/18	2,350	2,347
4 Volkswagen Auto Loan Enhanced Trust 2014-1	1.450%	9/21/20	1,950	1,950
4 Volkswagen Auto Loan Enhanced Trust 2014-2	0.950%	4/22/19	5,550	5,523
4 Volkswagen Auto Loan Enhanced Trust 2014-2	1.390%	5/20/21	1,875	1,859
4 Wachovia Bank Commercial Mortgage Trust
Series 2005-C17	5.224%	3/15/42	675	676
4 Wachovia Bank Commercial Mortgage Trust
Series 2005-C19	4.699%	5/15/44	3,721	3,761
4 Wachovia Bank Commercial Mortgage Trust
Series 2005-C19	4.750%	5/15/44	700	710
4 Wachovia Bank Commercial Mortgage Trust
Series 2005-C19	4.793%	5/15/44	1,425	1,437
4 Wachovia Bank Commercial Mortgage Trust
Series 2005-C20	5.118%	7/15/42	3,111	3,130
4 Wachovia Bank Commercial Mortgage Trust
Series 2005-C21	5.242%	10/15/44	570	584
4 Wachovia Bank Commercial Mortgage Trust
Series 2005-C21	5.242%	10/15/44	15,010	15,231
4 Wachovia Bank Commercial Mortgage Trust
Series 2005-C22	5.269%	12/15/44	9,479	9,698
4 Wachovia Bank Commercial Mortgage Trust
Series 2005-C22	5.319%	12/15/44	475	488
4 Wachovia Bank Commercial Mortgage Trust
Series 2006-C25	5.723%	5/15/43	6,105	6,342
4 Wachovia Bank Commercial Mortgage Trust
Series 2006-C26	5.969%	6/15/45	475	502
4 Wachovia Bank Commercial Mortgage Trust
Series 2006-C27	5.765%	7/15/45	5,876	6,155
4 Wachovia Bank Commercial Mortgage Trust
Series 2006-C29	5.339%	11/15/48	2,400	2,538
4 Wachovia Bank Commercial Mortgage Trust
Series 2007-C30	5.342%	12/15/43	2,040	2,177
4 Wachovia Bank Commercial Mortgage Trust
Series 2007-C33	5.941%	2/15/51	4,200	4,481
4 Wells Fargo Commercial Mortgage Trust
2012-LC5	2.918%	10/15/45	1,975	1,983
4 Wells Fargo Commercial Mortgage Trust
2014-LC16	2.819%	8/15/50	1,150	1,176
4 Wells Fargo Commercial Mortgage Trust
2014-LC16	3.477%	8/15/50	775	805
4 Wells Fargo Commercial Mortgage Trust
2014-LC16	3.817%	8/15/50	2,700	2,846
4 Wells Fargo Commercial Mortgage Trust
2014-LC16	4.020%	8/15/50	400	419
4 Wells Fargo Commercial Mortgage Trust
2014-LC18	2.954%	12/15/47	2,250	2,309
4 Wells Fargo Commercial Mortgage Trust
2014-LC18	3.244%	12/15/47	1,400	1,434
4 Wells Fargo Commercial Mortgage Trust
2014-LC18	3.271%	12/15/47	2,625	2,687
4 Wells Fargo Commercial Mortgage Trust
2014-LC18	3.405%	12/15/47	3,725	3,815
4 Wells Fargo Commercial Mortgage Trust
2014-LC18	3.808%	12/15/47	1,875	1,924

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
4 WFRBS Commercial Mortgage Trust 2012-C10	2.875%	12/15/45	2,500	2,495
4 WFRBS Commercial Mortgage Trust 2012-C6	3.440%	4/15/45	3,875	4,047
4 WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	3,511	3,651
4 WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	2,200	2,340
4 WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	1,600	1,616
4 WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	3,300	3,301
4 WFRBS Commercial Mortgage Trust 2013-C11	3.071%	3/15/45	2,414	2,437
4 WFRBS Commercial Mortgage Trust 2013-C12	3.198%	3/15/48	1,045	1,065
4 WFRBS Commercial Mortgage Trust 2013-C12	3.560%	3/15/48	495	507
4 WFRBS Commercial Mortgage Trust 2013-C13	3.001%	5/15/45	2,154	2,162
4 WFRBS Commercial Mortgage Trust 2013-C13	3.345%	5/15/45	421	425
4 WFRBS Commercial Mortgage Trust 2013-C14	3.337%	6/15/46	3,250	3,342
4 WFRBS Commercial Mortgage Trust 2013-C14	3.488%	6/15/46	1,725	1,757
4 WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	660	698
4 WFRBS Commercial Mortgage Trust 2013-C15	4.153%	8/15/46	2,640	2,868
4 WFRBS Commercial Mortgage Trust 2013-C15	4.358%	8/15/46	660	714
4 WFRBS Commercial Mortgage Trust 2013-C16	3.223%	9/15/46	2,530	2,637
4 WFRBS Commercial Mortgage Trust 2013-C16	3.963%	9/15/46	1,520	1,629
4 WFRBS Commercial Mortgage Trust 2013-C16	4.415%	9/15/46	1,520	1,681
4 WFRBS Commercial Mortgage Trust 2013-C16	4.668%	9/15/46	2,530	2,795
4 WFRBS Commercial Mortgage Trust 2013-C17	2.921%	12/15/46	725	746
4 WFRBS Commercial Mortgage Trust 2013-C17	3.558%	12/15/46	725	759
4 WFRBS Commercial Mortgage Trust 2013-C17	4.023%	12/15/46	925	994
4 WFRBS Commercial Mortgage Trust 2013-C17	4.255%	12/15/46	725	777
4 WFRBS Commercial Mortgage Trust 2013-C17	4.788%	12/15/46	725	792
4 WFRBS Commercial Mortgage Trust 2013-C18	3.027%	12/15/46	750	774
4 WFRBS Commercial Mortgage Trust 2013-C18	3.651%	12/15/46	1,500	1,571
4 WFRBS Commercial Mortgage Trust 2013-C18	4.162%	12/15/46	7,268	7,886
4 WFRBS Commercial Mortgage Trust 2013-C18	4.387%	12/15/46	375	406
4 WFRBS Commercial Mortgage Trust 2013-C18	4.673%	12/15/46	563	616
4 WFRBS Commercial Mortgage Trust 2013-UBS1	2.927%	3/15/46	1,850	1,908
4 WFRBS Commercial Mortgage Trust 2013-UBS1	3.591%	3/15/46	1,100	1,148
4 WFRBS Commercial Mortgage Trust 2013-UBS1	4.079%	3/15/46	1,475	1,591
4 WFRBS Commercial Mortgage Trust 2013-UBS1	4.632%	3/15/46	375	412
4 WFRBS Commercial Mortgage Trust 2014-C19	1.233%	3/15/47	571	569
4 WFRBS Commercial Mortgage Trust 2014-C19	3.618%	3/15/47	475	499
4 WFRBS Commercial Mortgage Trust 2014-C19	3.660%	3/15/47	650	680
4 WFRBS Commercial Mortgage Trust 2014-C19	4.101%	3/15/47	1,450	1,565
4 WFRBS Commercial Mortgage Trust 2014-C19	4.723%	3/15/47	475	516
4 WFRBS Commercial Mortgage Trust 2014-C20	3.036%	5/15/47	775	799
4 WFRBS Commercial Mortgage Trust 2014-C20	3.638%	5/15/47	775	814
4 WFRBS Commercial Mortgage Trust 2014-C20	3.995%	5/15/47	1,150	1,231
4 WFRBS Commercial Mortgage Trust 2014-C20	4.176%	5/15/47	1,150	1,254
4 WFRBS Commercial Mortgage Trust 2014-C21	3.678%	8/15/47	3,000	3,133
4 WFRBS Commercial Mortgage Trust 2014-C22	3.752%	9/15/57	5,825	6,118
4 WFRBS Commercial Mortgage Trust 2014-C22	4.371%	9/15/57	1,200	1,271
4 WFRBS Commercial Mortgage Trust 2014-C23	3.636%	10/15/57	904	950
4 WFRBS Commercial Mortgage Trust 2014-C23	3.917%	10/15/57	1,150	1,220
4 WFRBS Commercial Mortgage Trust 2014-C23	4.210%	10/15/57	800	845
4 WFRBS Commercial Mortgage Trust 2014-C24	3.428%	11/15/47	2,075	2,133
4 WFRBS Commercial Mortgage Trust 2014-C24	3.607%	11/15/47	2,075	2,150
4 WFRBS Commercial Mortgage Trust 2014-LC14	1.193%	3/15/47	1,281	1,277
4 WFRBS Commercial Mortgage Trust 2014-LC14	2.862%	3/15/47	735	754
4 WFRBS Commercial Mortgage Trust 2014-LC14	3.522%	3/15/47	1,840	1,919
4 WFRBS Commercial Mortgage Trust 2014-LC14	4.045%	3/15/47	4,415	4,736

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
4 WFRBS Commercial Mortgage Trust 2014-LC14	4.351%	3/15/47	1,840	1,978
4 World Financial Network Credit Card Master
Note Trust Series 2013-A	1.610%	12/15/21	900	895
4 World Omni Auto Receivables Trust 2012-B	0.810%	1/15/19	1,817	1,817
4 World Omni Auto Receivables Trust 2013-B	0.830%	8/15/18	1,250	1,251
4 World Omni Auto Receivables Trust 2013-B	1.320%	1/15/20	550	551
4 World Omni Auto Receivables Trust 2014-A	0.940%	4/15/19	1,925	1,921
4 World Omni Auto Receivables Trust 2014-A	1.530%	6/15/20	1,925	1,923
4 World Omni Auto Receivables Trust 2014-B	1.140%	1/15/20	2,475	2,463
4 World Omni Auto Receivables Trust 2014-B	1.680%	12/15/20	1,000	994
4 World Omni Automobile Lease Securitization
Trust 2013-A	1.100%	12/15/16	1,720	1,724
4 World Omni Automobile Lease Securitization
Trust 2014-A	1.160%	9/15/17	1,950	1,949
4 World Omni Automobile Lease Securitization
Trust 2014-A	1.370%	1/15/20	575	573
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $2,509,169)				2,606,843
Corporate Bonds (25.0%)
Finance (8.2%)
Banking (5.5%)
Abbey National Treasury Services plc	4.000%	4/27/16	3,635	3,769
Abbey National Treasury Services plc	1.375%	3/13/17	13,265	13,251
Abbey National Treasury Services plc	3.050%	8/23/18	5,700	5,892
Abbey National Treasury Services plc	2.350%	9/10/19	6,200	6,205
Abbey National Treasury Services plc	4.000%	3/13/24	5,350	5,571
American Express Bank FSB	6.000%	9/13/17	11,275	12,550
American Express Centurion Bank	0.875%	11/13/15	500	500
American Express Centurion Bank	5.950%	6/12/17	650	718
American Express Centurion Bank	6.000%	9/13/17	8,700	9,690
American Express Co.	5.500%	9/12/16	1,025	1,100
American Express Co.	6.150%	8/28/17	15,715	17,506
American Express Co.	7.000%	3/19/18	15,044	17,385
American Express Co.	1.550%	5/22/18	4,675	4,615
American Express Co.	2.650%	12/2/22	5,040	4,944
American Express Co.	3.625%	12/5/24	5,775	5,835
American Express Co.	4.050%	12/3/42	650	655
4 American Express Co.	6.800%	9/1/66	2,800	2,936
American Express Credit Corp.	5.300%	12/2/15	2,000	2,080
American Express Credit Corp.	1.300%	7/29/16	1,900	1,909
American Express Credit Corp.	2.800%	9/19/16	13,215	13,606
American Express Credit Corp.	2.375%	3/24/17	5,700	5,827
American Express Credit Corp.	1.125%	6/5/17	12,600	12,560
American Express Credit Corp.	2.125%	7/27/18	10,700	10,785
American Express Credit Corp.	2.125%	3/18/19	3,625	3,622
Associates Corp. of North America	6.950%	11/1/18	4,815	5,625
Australia & New Zealand Banking Group Ltd.	0.900%	2/12/16	12,232	12,246
Australia & New Zealand Banking Group Ltd.	1.250%	6/13/17	1,250	1,247
Australia & New Zealand Banking Group Ltd.	1.875%	10/6/17	3,750	3,785
Australia & New Zealand Banking Group Ltd.	1.450%	5/15/18	3,000	2,962
Australia & New Zealand Banking Group Ltd.	2.250%	6/13/19	2,600	2,601
Bank of America Corp.	1.250%	1/11/16	7,100	7,106
Bank of America Corp.	3.625%	3/17/16	15,125	15,552
Bank of America Corp.	6.050%	5/16/16	7,980	8,458
Bank of America Corp.	3.750%	7/12/16	8,695	9,003

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Bank of America Corp.	6.500%	8/1/16	29,070	31,329
Bank of America Corp.	5.750%	8/15/16	3,250	3,452
Bank of America Corp.	7.800%	9/15/16	2,825	3,109
Bank of America Corp.	5.625%	10/14/16	14,700	15,740
Bank of America Corp.	1.350%	11/21/16	3,450	3,437
Bank of America Corp.	5.420%	3/15/17	7,425	7,963
Bank of America Corp.	3.875%	3/22/17	500	523
Bank of America Corp.	5.700%	5/2/17	9,035	9,763
Bank of America Corp.	1.700%	8/25/17	5,400	5,401
Bank of America Corp.	6.400%	8/28/17	16,784	18,666
Bank of America Corp.	6.000%	9/1/17	400	441
Bank of America Corp.	5.750%	12/1/17	6,880	7,608
Bank of America Corp.	2.000%	1/11/18	28,152	28,100
Bank of America Corp.	6.875%	4/25/18	26,670	30,636
Bank of America Corp.	5.650%	5/1/18	26,030	28,913
Bank of America Corp.	6.500%	7/15/18	10,060	11,482
Bank of America Corp.	2.600%	1/15/19	31,975	32,228
Bank of America Corp.	2.650%	4/1/19	11,325	11,405
Bank of America Corp.	7.625%	6/1/19	14,720	17,796
Bank of America Corp.	5.625%	7/1/20	10,865	12,373
Bank of America Corp.	5.875%	1/5/21	6,890	8,015
Bank of America Corp.	5.000%	5/13/21	4,795	5,337
Bank of America Corp.	5.700%	1/24/22	3,586	4,153
Bank of America Corp.	3.300%	1/11/23	33,600	33,529
Bank of America Corp.	4.100%	7/24/23	8,400	8,846
Bank of America Corp.	4.125%	1/22/24	16,900	17,752
Bank of America Corp.	4.000%	4/1/24	26,000	27,079
Bank of America Corp.	4.200%	8/26/24	20,750	21,178
Bank of America Corp.	4.250%	10/22/26	17,000	16,983
Bank of America Corp.	6.110%	1/29/37	7,615	9,083
Bank of America Corp.	7.750%	5/14/38	11,205	15,963
Bank of America Corp.	5.875%	2/7/42	10,550	13,258
Bank of America Corp.	5.000%	1/21/44	11,500	12,875
Bank of America Corp.	4.875%	4/1/44	4,225	4,667
Bank of America NA	1.125%	11/14/16	6,975	6,951
Bank of America NA	5.300%	3/15/17	15,125	16,236
Bank of America NA	6.100%	6/15/17	1,975	2,172
Bank of America NA	6.000%	10/15/36	6,975	8,723
Bank of Montreal	0.800%	11/6/15	3,900	3,909
Bank of Montreal	1.300%	7/15/16	1,900	1,911
Bank of Montreal	2.500%	1/11/17	11,225	11,496
Bank of Montreal	1.300%	7/14/17	9,000	8,963
Bank of Montreal	1.400%	9/11/17	7,000	7,004
Bank of Montreal	2.375%	1/25/19	15,775	15,911
Bank of Montreal	2.550%	11/6/22	3,925	3,828
Bank of New York Mellon Corp.	2.500%	1/15/16	4,050	4,123
Bank of New York Mellon Corp.	2.300%	7/28/16	2,654	2,708
Bank of New York Mellon Corp.	2.400%	1/17/17	725	742
Bank of New York Mellon Corp.	1.969%	6/20/17	3,200	3,244
Bank of New York Mellon Corp.	1.300%	1/25/18	1,975	1,953
Bank of New York Mellon Corp.	1.350%	3/6/18	11,000	10,884
Bank of New York Mellon Corp.	2.100%	8/1/18	1,548	1,564
Bank of New York Mellon Corp.	2.100%	1/15/19	2,675	2,683
Bank of New York Mellon Corp.	2.200%	3/4/19	7,625	7,621
Bank of New York Mellon Corp.	5.450%	5/15/19	6,645	7,519

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Bank of New York Mellon Corp.	2.300%	9/11/19	17,000	17,028
Bank of New York Mellon Corp.	4.600%	1/15/20	6,975	7,686
Bank of New York Mellon Corp.	4.150%	2/1/21	1,250	1,349
Bank of New York Mellon Corp.	3.550%	9/23/21	5,700	5,960
Bank of New York Mellon Corp.	3.650%	2/4/24	3,000	3,147
Bank of New York Mellon Corp.	3.400%	5/15/24	2,875	2,916
Bank of New York Mellon Corp.	3.250%	9/11/24	4,500	4,526
Bank of Nova Scotia	2.900%	3/29/16	145	149
Bank of Nova Scotia	1.375%	7/15/16	6,450	6,495
Bank of Nova Scotia	2.550%	1/12/17	6,830	7,050
Bank of Nova Scotia	1.300%	7/21/17	3,800	3,788
Bank of Nova Scotia	1.375%	12/18/17	4,590	4,556
Bank of Nova Scotia	2.050%	10/30/18	27,525	27,564
Bank of Nova Scotia	2.050%	6/5/19	12,930	12,870
Bank of Nova Scotia	2.125%	9/11/19	7,400	7,421
Bank of Nova Scotia	4.375%	1/13/21	1,570	1,746
Bank of Nova Scotia	2.800%	7/21/21	9,325	9,323
7 Bank of Tokyo-Mitsubishi UFJ Ltd.	2.450%	9/11/15	4,000	4,044
Bank One Capital III	8.750%	9/1/30	290	418
Bank One Corp.	7.625%	10/15/26	975	1,284
Bank One Corp.	8.000%	4/29/27	2,500	3,377
Bank One Michigan	8.250%	11/1/24	6,000	8,106
Barclays Bank plc	5.000%	9/22/16	16,390	17,435
Barclays Bank plc	2.500%	2/20/19	20,206	20,450
Barclays Bank plc	6.750%	5/22/19	3,040	3,582
Barclays Bank plc	5.125%	1/8/20	1,815	2,032
Barclays Bank plc	5.140%	10/14/20	4,745	5,153
Barclays Bank plc	3.750%	5/15/24	10,900	11,221
Barclays plc	2.750%	11/8/19	3,200	3,188
BB&T Corp.	5.200%	12/23/15	10,874	11,310
BB&T Corp.	3.200%	3/15/16	7,170	7,335
BB&T Corp.	2.150%	3/22/17	3,750	3,809
BB&T Corp.	4.900%	6/30/17	100	108
BB&T Corp.	1.600%	8/15/17	915	916
BB&T Corp.	1.450%	1/12/18	3,925	3,889
BB&T Corp.	2.050%	6/19/18	3,000	3,017
BB&T Corp.	2.250%	2/1/19	1,800	1,803
BB&T Corp.	6.850%	4/30/19	1,261	1,496
BB&T Corp.	5.250%	11/1/19	3,650	4,064
BB&T Corp.	2.450%	1/15/20	1,500	1,496
BB&T Corp.	3.950%	3/22/22	4,049	4,251
BBVA US Senior SAU	4.664%	10/9/15	9,955	10,226
Bear Stearns Cos. LLC	5.550%	1/22/17	5,130	5,527
Bear Stearns Cos. LLC	6.400%	10/2/17	17,650	19,708
Bear Stearns Cos. LLC	7.250%	2/1/18	29,905	34,476
Bear Stearns Cos. LLC	4.650%	7/2/18	425	459
BNP Paribas SA	3.600%	2/23/16	5,575	5,732
BNP Paribas SA	2.375%	9/14/17	16,175	16,437
BNP Paribas SA	2.700%	8/20/18	17,950	18,336
BNP Paribas SA	2.450%	3/17/19	2,400	2,432
BNP Paribas SA	5.000%	1/15/21	13,065	14,610
BNP Paribas SA	3.250%	3/3/23	14,325	14,623
BPCE SA	1.625%	2/10/17	5,150	5,168
BPCE SA	1.613%	7/25/17	7,000	6,963
BPCE SA	2.500%	12/10/18	5,500	5,576

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	BPCE SA	2.500%	7/15/19	6,320	6,379
	BPCE SA	4.000%	4/15/24	10,300	10,771
	Branch Banking & Trust Co.	5.625%	9/15/16	1,875	2,008
	Branch Banking & Trust Co.	1.050%	12/1/16	475	474
	Branch Banking & Trust Co.	1.350%	10/1/17	10,345	10,297
	Branch Banking & Trust Co.	2.300%	10/15/18	6,000	6,060
	Branch Banking & Trust Co.	2.850%	4/1/21	7,000	7,030
	Branch Banking & Trust Co.	3.800%	10/30/26	4,300	4,365
	Canadian Imperial Bank of Commerce	0.900%	10/1/15	3,475	3,487
	Canadian Imperial Bank of Commerce	2.350%	12/11/15	3,620	3,658
	Canadian Imperial Bank of Commerce	1.350%	7/18/16	3,625	3,644
	Capital One Bank USA NA	1.300%	6/5/17	4,450	4,411
	Capital One Bank USA NA	2.250%	2/13/19	10,000	9,913
	Capital One Bank USA NA	2.300%	6/5/19	7,000	6,941
	Capital One Bank USA NA	8.800%	7/15/19	6,825	8,510
	Capital One Bank USA NA	3.375%	2/15/23	6,085	6,031
	Capital One Financial Corp.	3.150%	7/15/16	9,545	9,821
	Capital One Financial Corp.	6.150%	9/1/16	3,125	3,358
	Capital One Financial Corp.	6.750%	9/15/17	2,070	2,333
	Capital One Financial Corp.	2.450%	4/24/19	6,875	6,860
	Capital One Financial Corp.	4.750%	7/15/21	1,545	1,700
	Capital One Financial Corp.	3.500%	6/15/23	1,210	1,221
	Capital One Financial Corp.	3.750%	4/24/24	5,400	5,476
	Capital One NA	1.500%	9/5/17	2,800	2,777
	Capital One NA	1.500%	3/22/18	6,075	5,980
	Capital One NA	2.400%	9/5/19	3,150	3,134
	Capital One NA	2.950%	7/23/21	18,000	17,878
4,[7]	Citicorp Lease Pass-Through Trust 1999-1	8.040%	12/15/19	4,025	4,924
	Citigroup Inc.	5.300%	1/7/16	5,550	5,789
	Citigroup Inc.	1.250%	1/15/16	6,575	6,572
	Citigroup Inc.	1.300%	4/1/16	6,825	6,835
	Citigroup Inc.	3.953%	6/15/16	7,465	7,752
	Citigroup Inc.	1.700%	7/25/16	7,050	7,095
	Citigroup Inc.	5.850%	8/2/16	265	283
	Citigroup Inc.	4.450%	1/10/17	10,650	11,267
	Citigroup Inc.	5.500%	2/15/17	12,485	13,454
	Citigroup Inc.	1.350%	3/10/17	4,000	3,982
	Citigroup Inc.	1.550%	8/14/17	5,275	5,263
	Citigroup Inc.	6.000%	8/15/17	3,441	3,809
	Citigroup Inc.	6.125%	11/21/17	20,170	22,475
	Citigroup Inc.	1.850%	11/24/17	2,000	1,999
	Citigroup Inc.	1.750%	5/1/18	10,075	9,961
	Citigroup Inc.	6.125%	5/15/18	12,457	14,073
	Citigroup Inc.	2.500%	9/26/18	10,875	10,997
	Citigroup Inc.	2.550%	4/8/19	30,000	30,189
	Citigroup Inc.	8.500%	5/22/19	13,415	16,680
	Citigroup Inc.	2.500%	7/29/19	17,225	17,223
	Citigroup Inc.	5.375%	8/9/20	14,014	15,852
	Citigroup Inc.	4.500%	1/14/22	14,300	15,630
	Citigroup Inc.	4.050%	7/30/22	4,300	4,436
	Citigroup Inc.	3.375%	3/1/23	6,600	6,649
	Citigroup Inc.	3.500%	5/15/23	5,425	5,275
	Citigroup Inc.	3.875%	10/25/23	7,425	7,697
	Citigroup Inc.	3.750%	6/16/24	14,450	14,726
	Citigroup Inc.	4.000%	8/5/24	5,525	5,529

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Citigroup Inc.	5.500%	9/13/25	6,425	7,103
Citigroup Inc.	4.300%	11/20/26	5,000	4,981
Citigroup Inc.	6.625%	1/15/28	2,700	3,423
Citigroup Inc.	6.625%	6/15/32	1,925	2,377
Citigroup Inc.	5.875%	2/22/33	5,180	5,953
Citigroup Inc.	6.000%	10/31/33	2,900	3,368
Citigroup Inc.	5.850%	12/11/34	530	643
Citigroup Inc.	6.125%	8/25/36	12,610	14,981
Citigroup Inc.	6.875%	3/5/38	5,919	8,047
Citigroup Inc.	8.125%	7/15/39	12,925	19,667
Citigroup Inc.	5.875%	1/30/42	4,264	5,366
Citigroup Inc.	6.675%	9/13/43	5,000	6,464
Citigroup Inc.	4.950%	11/7/43	10,000	11,252
Citigroup Inc.	5.300%	5/6/44	7,725	8,358
Citizens Bank NA	1.600%	12/4/17	3,000	2,987
Citizens Bank NA	2.450%	12/4/19	3,100	3,080
Comerica Bank	5.750%	11/21/16	3,775	4,086
Comerica Bank	5.200%	8/22/17	2,800	3,043
Comerica Inc.	4.800%	5/1/15	1,100	1,114
Comerica Inc.	2.125%	5/23/19	1,000	993
Commonwealth Bank of Australia	1.250%	9/18/15	9,300	9,344
Commonwealth Bank of Australia	1.400%	9/8/17	7,625	7,586
Commonwealth Bank of Australia	1.900%	9/18/17	2,000	2,020
Commonwealth Bank of Australia	2.500%	9/20/18	4,000	4,064
Commonwealth Bank of Australia	2.250%	3/13/19	2,000	2,013
Commonwealth Bank of Australia	2.300%	9/6/19	3,600	3,611
Compass Bank	1.850%	9/29/17	2,000	1,991
Compass Bank	6.400%	10/1/17	1,940	2,119
Compass Bank	2.750%	9/29/19	2,000	1,999
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	3.375%	1/19/17	14,150	14,748
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	2.250%	1/14/19	18,700	18,821
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	4.500%	1/11/21	12,265	13,518
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	3.875%	2/8/22	8,025	8,539
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	3.950%	11/9/22	6,250	6,368
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	4.625%	12/1/23	13,525	14,350
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	5.250%	5/24/41	10,115	12,125
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	5.750%	12/1/43	5,425	6,494
Countrywide Financial Corp.	6.250%	5/15/16	1,467	1,555
Credit Suisse	1.375%	5/26/17	22,600	22,533
Credit Suisse	6.000%	2/15/18	15,564	17,310
Credit Suisse	2.300%	5/28/19	18,350	18,294
Credit Suisse	5.300%	8/13/19	8,700	9,756
Credit Suisse	5.400%	1/14/20	12,275	13,710
Credit Suisse	4.375%	8/5/20	2,650	2,867
Credit Suisse AG	3.000%	10/29/21	7,350	7,294
Credit Suisse AG	3.625%	9/9/24	12,275	12,470
Credit Suisse USA Inc.	5.375%	3/2/16	680	715

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Credit Suisse USA Inc.	7.125%	7/15/32	5,385	7,543
Deutsche Bank AG	3.250%	1/11/16	13,370	13,656
Deutsche Bank AG	1.400%	2/13/17	1,600	1,596
Deutsche Bank AG	6.000%	9/1/17	15,213	16,871
Deutsche Bank AG	2.500%	2/13/19	28,500	28,855
Deutsche Bank AG	3.700%	5/30/24	5,000	5,111
4 Deutsche Bank AG	4.296%	5/24/28	7,025	6,731
Discover Bank	2.000%	2/21/18	14,970	14,923
Discover Bank	7.000%	4/15/20	1,350	1,593
Discover Bank	3.200%	8/9/21	11,400	11,424
Discover Bank	4.200%	8/8/23	1,350	1,409
Discover Bank	4.250%	3/13/26	1,925	1,982
Discover Financial Services	6.450%	6/12/17	325	359
Discover Financial Services	5.200%	4/27/22	950	1,051
Discover Financial Services	3.850%	11/21/22	5,630	5,695
Fifth Third Bancorp	3.625%	1/25/16	9,340	9,574
Fifth Third Bancorp	4.500%	6/1/18	725	781
Fifth Third Bancorp	2.300%	3/1/19	4,000	3,999
Fifth Third Bancorp	3.500%	3/15/22	6,025	6,195
Fifth Third Bancorp	4.300%	1/16/24	8,050	8,411
Fifth Third Bancorp	8.250%	3/1/38	3,571	5,404
Fifth Third Bank	1.150%	11/18/16	1,950	1,947
Fifth Third Bank	1.450%	2/28/18	5,000	4,940
Fifth Third Bank	2.375%	4/25/19	10,000	10,029
First Horizon National Corp.	5.375%	12/15/15	7,825	8,102
First Niagara Financial Group Inc.	6.750%	3/19/20	1,350	1,487
FirstMerit Bank NA	4.270%	11/25/26	4,150	4,200
FirstMerit Corp.	4.350%	2/4/23	4,950	5,176
Goldman Sachs Capital I	6.345%	2/15/34	7,375	8,737
Goldman Sachs Group Inc.	5.350%	1/15/16	14,375	14,988
Goldman Sachs Group Inc.	3.625%	2/7/16	22,140	22,722
Goldman Sachs Group Inc.	5.750%	10/1/16	3,330	3,574
Goldman Sachs Group Inc.	5.625%	1/15/17	7,170	7,692
Goldman Sachs Group Inc.	6.250%	9/1/17	12,380	13,759
Goldman Sachs Group Inc.	5.950%	1/18/18	6,215	6,902
Goldman Sachs Group Inc.	2.375%	1/22/18	27,892	28,147
Goldman Sachs Group Inc.	6.150%	4/1/18	28,975	32,527
Goldman Sachs Group Inc.	2.900%	7/19/18	24,900	25,487
Goldman Sachs Group Inc.	2.625%	1/31/19	18,000	18,111
Goldman Sachs Group Inc.	7.500%	2/15/19	19,730	23,437
Goldman Sachs Group Inc.	2.550%	10/23/19	10,000	9,945
Goldman Sachs Group Inc.	5.375%	3/15/20	23,140	25,937
Goldman Sachs Group Inc.	6.000%	6/15/20	18,290	21,072
Goldman Sachs Group Inc.	5.250%	7/27/21	17,950	20,201
Goldman Sachs Group Inc.	5.750%	1/24/22	29,850	34,537
Goldman Sachs Group Inc.	3.625%	1/22/23	9,700	9,839
Goldman Sachs Group Inc.	4.000%	3/3/24	15,000	15,547
Goldman Sachs Group Inc.	3.850%	7/8/24	4,125	4,231
Goldman Sachs Group Inc.	5.950%	1/15/27	4,795	5,445
Goldman Sachs Group Inc.	6.125%	2/15/33	7,990	9,792
Goldman Sachs Group Inc.	6.450%	5/1/36	10,750	12,863
Goldman Sachs Group Inc.	6.750%	10/1/37	34,680	43,431
Goldman Sachs Group Inc.	6.250%	2/1/41	7,205	9,106
Goldman Sachs Group Inc.	4.800%	7/8/44	13,975	14,829
HSBC Bank USA NA	4.875%	8/24/20	4,275	4,719

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
HSBC Bank USA NA	5.875%	11/1/34	2,575	3,253
HSBC Bank USA NA	5.625%	8/15/35	3,950	4,828
HSBC Bank USA NA	7.000%	1/15/39	325	465
HSBC Holdings plc	5.100%	4/5/21	12,020	13,564
HSBC Holdings plc	4.875%	1/14/22	2,625	2,929
HSBC Holdings plc	4.000%	3/30/22	11,725	12,458
HSBC Holdings plc	4.250%	3/14/24	20,000	20,801
HSBC Holdings plc	7.625%	5/17/32	325	446
HSBC Holdings plc	7.350%	11/27/32	600	813
HSBC Holdings plc	6.500%	5/2/36	15,765	20,080
HSBC Holdings plc	6.500%	9/15/37	13,815	17,691
HSBC Holdings plc	6.800%	6/1/38	5,875	7,734
HSBC Holdings plc	6.100%	1/14/42	7,225	9,643
HSBC Holdings plc	5.250%	3/14/44	5,050	5,652
HSBC USA Inc.	1.300%	6/23/17	1,000	998
HSBC USA Inc.	1.500%	11/13/17	8,500	8,473
HSBC USA Inc.	1.625%	1/16/18	11,975	11,916
HSBC USA Inc.	2.625%	9/24/18	9,670	9,930
HSBC USA Inc.	2.250%	6/23/19	1,000	997
HSBC USA Inc.	2.375%	11/13/19	9,500	9,488
HSBC USA Inc.	5.000%	9/27/20	4,455	4,868
HSBC USA Inc.	3.500%	6/23/24	11,425	11,750
Huntington Bancshares Inc.	2.600%	8/2/18	1,100	1,111
Huntington Bancshares Inc.	7.000%	12/15/20	6,900	8,274
Huntington National Bank	1.350%	8/2/16	800	800
Huntington National Bank	1.375%	4/24/17	9,200	9,124
Huntington National Bank	2.200%	4/1/19	925	919
Intesa Sanpaolo SPA	3.125%	1/15/16	7,650	7,781
Intesa Sanpaolo SPA	2.375%	1/13/17	4,375	4,411
Intesa Sanpaolo SPA	3.875%	1/16/18	4,775	4,968
Intesa Sanpaolo SPA	3.875%	1/15/19	14,120	14,623
Intesa Sanpaolo SPA	5.250%	1/12/24	6,175	6,706
JPMorgan Chase & Co.	5.150%	10/1/15	4,695	4,831
JPMorgan Chase & Co.	2.600%	1/15/16	4,525	4,603
JPMorgan Chase & Co.	1.125%	2/26/16	24,425	24,481
JPMorgan Chase & Co.	3.450%	3/1/16	5,320	5,457
JPMorgan Chase & Co.	3.150%	7/5/16	19,504	20,040
JPMorgan Chase & Co.	1.350%	2/15/17	2,650	2,651
JPMorgan Chase & Co.	6.125%	6/27/17	3,325	3,670
JPMorgan Chase & Co.	2.000%	8/15/17	11,050	11,165
JPMorgan Chase & Co.	6.000%	1/15/18	14,967	16,719
JPMorgan Chase & Co.	1.800%	1/25/18	3,800	3,800
JPMorgan Chase & Co.	1.625%	5/15/18	13,325	13,171
JPMorgan Chase & Co.	2.350%	1/28/19	11,125	11,184
JPMorgan Chase & Co.	6.300%	4/23/19	16,210	18,839
JPMorgan Chase & Co.	2.200%	10/22/19	16,300	16,151
JPMorgan Chase & Co.	4.950%	3/25/20	1,300	1,436
JPMorgan Chase & Co.	4.400%	7/22/20	10,795	11,680
JPMorgan Chase & Co.	4.250%	10/15/20	16,350	17,567
JPMorgan Chase & Co.	4.625%	5/10/21	1,140	1,254
JPMorgan Chase & Co.	4.350%	8/15/21	25,190	27,355
JPMorgan Chase & Co.	4.500%	1/24/22	11,325	12,344
JPMorgan Chase & Co.	3.250%	9/23/22	25,100	25,252
JPMorgan Chase & Co.	3.200%	1/25/23	21,875	21,890
JPMorgan Chase & Co.	3.375%	5/1/23	9,300	9,183

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
JPMorgan Chase & Co.	3.875%	2/1/24	23,025	23,963
JPMorgan Chase & Co.	3.625%	5/13/24	10,325	10,551
JPMorgan Chase & Co.	3.875%	9/10/24	17,000	17,019
JPMorgan Chase & Co.	4.125%	12/15/26	13,000	12,969
JPMorgan Chase & Co.	6.400%	5/15/38	14,865	19,418
JPMorgan Chase & Co.	5.500%	10/15/40	5,825	7,003
JPMorgan Chase & Co.	5.600%	7/15/41	6,300	7,626
JPMorgan Chase & Co.	5.400%	1/6/42	3,375	3,972
JPMorgan Chase & Co.	5.625%	8/16/43	8,560	9,967
JPMorgan Chase & Co.	4.850%	2/1/44	7,725	8,567
JPMorgan Chase Bank NA	5.875%	6/13/16	7,950	8,458
JPMorgan Chase Bank NA	6.000%	10/1/17	9,579	10,634
KeyBank NA	5.450%	3/3/16	2,500	2,624
KeyBank NA	1.650%	2/1/18	11,150	11,086
KeyBank NA	2.500%	12/15/19	2,000	2,008
KeyCorp	2.300%	12/13/18	3,275	3,288
KeyCorp	5.100%	3/24/21	8,490	9,596
Lloyds Bank plc	4.875%	1/21/16	5,370	5,565
Lloyds Bank plc	4.200%	3/28/17	5,050	5,356
Lloyds Bank plc	2.300%	11/27/18	13,850	13,963
Lloyds Bank plc	2.350%	9/5/19	5,000	4,995
Lloyds Bank plc	6.375%	1/21/21	5,500	6,623
Lloyds Banking Group plc	4.500%	11/4/24	4,500	4,542
Manufacturers & Traders Trust Co.	1.400%	7/25/17	4,000	3,990
Manufacturers & Traders Trust Co.	6.625%	12/4/17	2,475	2,801
Manufacturers & Traders Trust Co.	2.300%	1/30/19	6,000	5,988
Manufacturers & Traders Trust Co.	2.250%	7/25/19	11,000	10,975
4 Manufacturers & Traders Trust Co.	5.585%	12/28/20	100	104
Morgan Stanley	1.750%	2/25/16	2,800	2,816
Morgan Stanley	3.800%	4/29/16	10,290	10,620
Morgan Stanley	5.750%	10/18/16	4,700	5,044
Morgan Stanley	5.450%	1/9/17	3,815	4,095
Morgan Stanley	4.750%	3/22/17	9,990	10,641
Morgan Stanley	5.550%	4/27/17	12,000	13,006
Morgan Stanley	5.950%	12/28/17	12,065	13,391
Morgan Stanley	1.875%	1/5/18	5,000	4,983
Morgan Stanley	6.625%	4/1/18	12,465	14,202
Morgan Stanley	2.125%	4/25/18	27,475	27,468
Morgan Stanley	2.500%	1/24/19	28,575	28,604
Morgan Stanley	7.300%	5/13/19	26,185	31,025
Morgan Stanley	2.375%	7/23/19	28,700	28,433
Morgan Stanley	5.625%	9/23/19	11,555	13,045
Morgan Stanley	5.500%	1/26/20	15,250	17,161
Morgan Stanley	5.500%	7/24/20	2,150	2,426
Morgan Stanley	5.750%	1/25/21	12,940	14,850
Morgan Stanley	5.500%	7/28/21	3,175	3,606
Morgan Stanley	4.875%	11/1/22	12,625	13,412
Morgan Stanley	3.750%	2/25/23	10,400	10,679
Morgan Stanley	4.100%	5/22/23	11,975	12,135
Morgan Stanley	3.875%	4/29/24	7,700	7,903
Morgan Stanley	3.700%	10/23/24	15,850	16,057
Morgan Stanley	5.000%	11/24/25	13,250	14,143
Morgan Stanley	6.250%	8/9/26	9,100	10,937
Morgan Stanley	4.350%	9/8/26	7,275	7,308
Morgan Stanley	7.250%	4/1/32	6,895	9,438

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Morgan Stanley	6.375%	7/24/42	15,075	19,898
MUFG Americas Holdings Corp.	3.500%	6/18/22	5,400	5,561
MUFG Union Bank NA	5.950%	5/11/16	1,375	1,459
MUFG Union Bank NA	1.500%	9/26/16	2,275	2,284
MUFG Union Bank NA	2.125%	6/16/17	1,800	1,819
MUFG Union Bank NA	2.625%	9/26/18	13,800	13,972
MUFG Union Bank NA	2.250%	5/6/19	2,375	2,367
Murray Street Investment Trust I	4.647%	3/9/17	6,300	6,650
National Australia Bank Ltd.	0.900%	1/20/16	7,500	7,518
National Australia Bank Ltd.	2.750%	3/9/17	6,515	6,709
National Australia Bank Ltd.	2.300%	7/25/18	3,225	3,272
National Australia Bank Ltd.	3.000%	1/20/23	3,200	3,191
National Bank of Canada	1.450%	11/7/17	2,200	2,183
National City Bank	5.800%	6/7/17	2,055	2,258
National City Corp.	6.875%	5/15/19	4,965	5,831
Northern Trust Co.	6.500%	8/15/18	425	490
Northern Trust Corp.	2.375%	8/2/22	10,550	10,267
Northern Trust Corp.	3.950%	10/30/25	9,350	9,700
People’s United Bank	4.000%	7/15/24	3,000	3,043
People’s United Financial Inc.	3.650%	12/6/22	2,945	2,975
PNC Bank NA	0.800%	1/28/16	6,500	6,505
PNC Bank NA	1.150%	11/1/16	1,250	1,252
PNC Bank NA	4.875%	9/21/17	3,575	3,854
PNC Bank NA	1.500%	10/18/17	9,000	8,980
PNC Bank NA	6.000%	12/7/17	1,950	2,176
PNC Bank NA	2.200%	1/28/19	6,475	6,482
PNC Bank NA	2.250%	7/2/19	4,400	4,388
PNC Bank NA	2.400%	10/18/19	11,700	11,746
PNC Bank NA	2.700%	11/1/22	6,251	6,007
PNC Bank NA	2.950%	1/30/23	4,500	4,383
PNC Bank NA	3.300%	10/30/24	4,950	5,041
PNC Bank NA	4.200%	11/1/25	7,000	7,399
PNC Financial Services Group Inc.	2.854%	11/9/22	2,875	2,840
PNC Financial Services Group Inc.	3.900%	4/29/24	12,450	12,673
PNC Funding Corp.	2.700%	9/19/16	1,945	1,999
PNC Funding Corp.	5.625%	2/1/17	325	351
PNC Funding Corp.	6.700%	6/10/19	6,475	7,649
PNC Funding Corp.	5.125%	2/8/20	5,700	6,401
PNC Funding Corp.	4.375%	8/11/20	6,975	7,581
PNC Funding Corp.	3.300%	3/8/22	4,000	4,090
Regions Bank	7.500%	5/15/18	5,000	5,796
Regions Bank	6.450%	6/26/37	1,329	1,661
Regions Financial Corp.	2.000%	5/15/18	7,000	6,923
Regions Financial Corp.	7.375%	12/10/37	7,000	9,096
Royal Bank of Canada	2.625%	12/15/15	9,125	9,293
Royal Bank of Canada	2.875%	4/19/16	2,425	2,488
Royal Bank of Canada	2.300%	7/20/16	19,255	19,656
Royal Bank of Canada	1.200%	1/23/17	12,900	12,892
Royal Bank of Canada	1.250%	6/16/17	5,700	5,676
Royal Bank of Canada	1.400%	10/13/17	3,150	3,138
Royal Bank of Canada	1.500%	1/16/18	7,000	6,968
Royal Bank of Canada	2.200%	7/27/18	12,375	12,468
Royal Bank of Canada	2.200%	9/23/19	24,550	24,669
Royal Bank of Scotland Group plc	1.875%	3/31/17	3,400	3,399
Royal Bank of Scotland Group plc	6.400%	10/21/19	10,630	12,298

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Royal Bank of Scotland plc	4.375%	3/16/16	12,030	12,472
Royal Bank of Scotland plc	5.625%	8/24/20	7,355	8,377
Royal Bank of Scotland plc	6.125%	1/11/21	2,630	3,095
Santander Bank NA	8.750%	5/30/18	675	804
Santander Holdings USA Inc.	4.625%	4/19/16	4,025	4,194
Santander Holdings USA Inc.	3.450%	8/27/18	5,325	5,514
Societe Generale SA	2.625%	10/1/18	17,500	17,809
State Street Bank & Trust Co.	5.300%	1/15/16	2,725	2,842
State Street Bank & Trust Co.	5.250%	10/15/18	2,879	3,212
State Street Corp.	2.875%	3/7/16	6,235	6,376
State Street Corp.	5.375%	4/30/17	185	202
State Street Corp.	4.956%	3/15/18	868	940
State Street Corp.	4.375%	3/7/21	1,385	1,518
State Street Corp.	3.100%	5/15/23	11,175	11,037
State Street Corp.	3.700%	11/20/23	7,200	7,550
Sumitomo Mitsui Banking Corp.	0.900%	1/18/16	200	200
Sumitomo Mitsui Banking Corp.	1.450%	7/19/16	400	402
Sumitomo Mitsui Banking Corp.	1.300%	1/10/17	1,175	1,172
Sumitomo Mitsui Banking Corp.	1.350%	7/11/17	5,350	5,301
Sumitomo Mitsui Banking Corp.	1.800%	7/18/17	6,925	6,926
Sumitomo Mitsui Banking Corp.	1.500%	1/18/18	2,750	2,710
Sumitomo Mitsui Banking Corp.	2.500%	7/19/18	7,025	7,103
Sumitomo Mitsui Banking Corp.	2.450%	1/10/19	4,525	4,549
Sumitomo Mitsui Banking Corp.	2.250%	7/11/19	5,500	5,460
Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	2,675	2,718
Sumitomo Mitsui Banking Corp.	3.000%	1/18/23	550	546
Sumitomo Mitsui Banking Corp.	3.950%	7/19/23	5,350	5,652
Sumitomo Mitsui Banking Corp.	3.950%	1/10/24	6,125	6,521
Sumitomo Mitsui Banking Corp.	3.400%	7/11/24	2,900	2,966
SunTrust Bank	7.250%	3/15/18	1,200	1,388
SunTrust Bank	2.750%	5/1/23	2,150	2,101
SunTrust Banks Inc.	3.600%	4/15/16	4,160	4,283
SunTrust Banks Inc.	3.500%	1/20/17	4,070	4,238
SunTrust Banks Inc.	6.000%	9/11/17	2,550	2,828
SunTrust Banks Inc.	2.350%	11/1/18	7,075	7,097
SunTrust Banks Inc.	2.500%	5/1/19	2,700	2,715
Svenska Handelsbanken AB	2.875%	4/4/17	10,975	11,342
Svenska Handelsbanken AB	1.625%	3/21/18	10,975	10,939
Svenska Handelsbanken AB	2.500%	1/25/19	6,750	6,878
Svenska Handelsbanken AB	2.250%	6/17/19	7,300	7,340
Synchrony Financial	1.875%	8/15/17	800	799
Synchrony Financial	3.000%	8/15/19	8,000	8,074
Synchrony Financial	3.750%	8/15/21	3,500	3,573
Synchrony Financial	4.250%	8/15/24	7,250	7,445
Toronto-Dominion Bank	2.500%	7/14/16	2,495	2,557
Toronto-Dominion Bank	2.375%	10/19/16	6,078	6,222
Toronto-Dominion Bank	1.125%	5/2/17	7,000	6,968
Toronto-Dominion Bank	1.400%	4/30/18	11,954	11,808
Toronto-Dominion Bank	2.625%	9/10/18	10,000	10,247
Toronto-Dominion Bank	2.125%	7/2/19	4,600	4,597
Toronto-Dominion Bank	2.250%	11/5/19	13,000	13,023
UBS AG	5.875%	7/15/16	3,670	3,926
UBS AG	7.375%	6/15/17	3,350	3,750
UBS AG	1.375%	8/14/17	14,025	13,947
UBS AG	5.875%	12/20/17	9,485	10,603

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
UBS AG	5.750%	4/25/18	9,140	10,248
UBS AG	2.375%	8/14/19	19,600	19,602
UBS AG	4.875%	8/4/20	15,550	17,322
UBS AG	7.750%	9/1/26	1,325	1,755
US Bancorp	3.442%	2/1/16	4,395	4,499
US Bancorp	2.200%	11/15/16	9,450	9,640
US Bancorp	1.650%	5/15/17	6,650	6,700
US Bancorp	1.950%	11/15/18	4,475	4,481
US Bancorp	4.125%	5/24/21	4,615	5,023
US Bancorp	3.000%	3/15/22	4,225	4,288
US Bancorp	2.950%	7/15/22	13,275	13,124
US Bancorp	3.700%	1/30/24	11,450	12,007
US Bancorp	3.600%	9/11/24	1,375	1,395
US Bank NA	1.100%	1/30/17	3,850	3,847
Vesey Street Investment Trust I	4.404%	9/1/16	625	656
Wachovia Bank NA	6.000%	11/15/17	2,975	3,335
Wachovia Bank NA	5.850%	2/1/37	11,275	14,128
Wachovia Bank NA	6.600%	1/15/38	9,695	13,470
Wachovia Corp.	5.625%	10/15/16	11,800	12,698
Wachovia Corp.	5.750%	6/15/17	11,920	13,166
Wachovia Corp.	5.750%	2/1/18	12,165	13,619
Wachovia Corp.	6.605%	10/1/25	100	123
Wachovia Corp.	5.500%	8/1/35	1,775	2,078
Wachovia Corp.	6.550%	10/15/35	250	316
Wells Fargo & Co.	3.676%	6/15/16	13,820	14,339
Wells Fargo & Co.	1.250%	7/20/16	3,900	3,914
Wells Fargo & Co.	5.125%	9/15/16	1,060	1,131
Wells Fargo & Co.	2.625%	12/15/16	5,400	5,559
Wells Fargo & Co.	2.100%	5/8/17	3,625	3,687
Wells Fargo & Co.	1.150%	6/2/17	8,675	8,640
Wells Fargo & Co.	1.400%	9/8/17	7,825	7,818
Wells Fargo & Co.	5.625%	12/11/17	20,451	22,766
Wells Fargo & Co.	1.500%	1/16/18	8,800	8,737
Wells Fargo & Co.	2.150%	1/15/19	9,250	9,260
Wells Fargo & Co.	2.125%	4/22/19	20,950	20,917
Wells Fargo & Co.	3.000%	1/22/21	5,000	5,110
Wells Fargo & Co.	4.600%	4/1/21	14,640	16,270
Wells Fargo & Co.	3.500%	3/8/22	18,200	18,998
Wells Fargo & Co.	3.450%	2/13/23	12,575	12,690
Wells Fargo & Co.	4.125%	8/15/23	18,350	19,265
Wells Fargo & Co.	4.480%	1/16/24	10,000	10,641
Wells Fargo & Co.	3.300%	9/9/24	14,250	14,308
Wells Fargo & Co.	4.100%	6/3/26	5,125	5,223
Wells Fargo & Co.	5.375%	2/7/35	4,475	5,362
Wells Fargo & Co.	5.375%	11/2/43	12,379	14,080
Wells Fargo & Co.	5.606%	1/15/44	7,500	8,827
Wells Fargo & Co.	4.650%	11/4/44	13,975	14,417
Wells Fargo Bank NA	5.750%	5/16/16	3,600	3,828
Wells Fargo Bank NA	5.950%	8/26/36	2,700	3,391
4 Wells Fargo Capital X	5.950%	12/1/86	3,600	3,672
Westpac Banking Corp.	3.000%	12/9/15	1,735	1,772
Westpac Banking Corp.	0.950%	1/12/16	2,550	2,556
Westpac Banking Corp.	1.200%	5/19/17	6,300	6,280
Westpac Banking Corp.	2.000%	8/14/17	4,750	4,813
Westpac Banking Corp.	1.500%	12/1/17	14,375	14,381

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Westpac Banking Corp.	1.600%	1/12/18	4,210	4,195
Westpac Banking Corp.	2.250%	7/30/18	8,400	8,509
Westpac Banking Corp.	2.250%	1/17/19	15,200	15,358
Westpac Banking Corp.	4.875%	11/19/19	9,420	10,480

Brokerage (0.3%)
Affiliated Managers Group Inc.	4.250%	2/15/24	7,000	7,284
Ameriprise Financial Inc.	5.650%	11/15/15	2,500	2,601
Ameriprise Financial Inc.	5.300%	3/15/20	2,575	2,922
Ameriprise Financial Inc.	4.000%	10/15/23	2,400	2,536
Ameriprise Financial Inc.	3.700%	10/15/24	4,500	4,611
4 Ameriprise Financial Inc.	7.518%	6/1/66	2,475	2,648
BlackRock Inc.	6.250%	9/15/17	1,150	1,288
BlackRock Inc.	5.000%	12/10/19	3,840	4,337
BlackRock Inc.	4.250%	5/24/21	7,525	8,311
BlackRock Inc.	3.375%	6/1/22	7,250	7,497
BlackRock Inc.	3.500%	3/18/24	8,000	8,222
Charles Schwab Corp.	0.850%	12/4/15	600	601
Charles Schwab Corp.	4.450%	7/22/20	1,000	1,099
Charles Schwab Corp.	3.225%	9/1/22	5,814	5,955
CME Group Inc.	3.000%	9/15/22	6,400	6,510
CME Group Inc.	5.300%	9/15/43	6,925	8,430
Eaton Vance Corp.	3.625%	6/15/23	1,925	1,968
7 FMR LLC	7.490%	6/15/19	200	240
Franklin Resources Inc.	1.375%	9/15/17	1,400	1,395
Franklin Resources Inc.	4.625%	5/20/20	700	776
Franklin Resources Inc.	2.800%	9/15/22	4,875	4,868
IntercontinentalExchange Group Inc.	2.500%	10/15/18	1,100	1,120
IntercontinentalExchange Group Inc.	4.000%	10/15/23	14,975	15,755
Invesco Finance plc	3.125%	11/30/22	6,575	6,512
Invesco Finance plc	4.000%	1/30/24	8,050	8,435
Invesco Finance plc	5.375%	11/30/43	5,950	7,142
Jefferies Group LLC	5.125%	4/13/18	3,975	4,199
Jefferies Group LLC	8.500%	7/15/19	3,000	3,585
Jefferies Group LLC	6.875%	4/15/21	7,020	7,955
Jefferies Group LLC	5.125%	1/20/23	3,425	3,437
Jefferies Group LLC	6.450%	6/8/27	1,175	1,212
Jefferies Group LLC	6.250%	1/15/36	1,855	1,809
Jefferies Group LLC	6.500%	1/20/43	3,175	3,209
Lazard Group LLC	6.850%	6/15/17	2,675	2,978
Lazard Group LLC	4.250%	11/14/20	1,675	1,761
Legg Mason Inc.	2.700%	7/15/19	800	804
Legg Mason Inc.	3.950%	7/15/24	1,475	1,496
Legg Mason Inc.	5.625%	1/15/44	4,875	5,554
Leucadia National Corp.	5.500%	10/18/23	8,225	8,414
Leucadia National Corp.	6.625%	10/23/43	625	635
NASDAQ OMX Group Inc.	5.550%	1/15/20	6,800	7,505
Nomura Holdings Inc.	4.125%	1/19/16	275	283
Nomura Holdings Inc.	2.000%	9/13/16	8,500	8,547
Nomura Holdings Inc.	2.750%	3/19/19	23,000	23,099
Nomura Holdings Inc.	6.700%	3/4/20	4,025	4,742
NYSE Euronext	2.000%	10/5/17	5,000	5,044
Raymond James Financial Inc.	4.250%	4/15/16	1,000	1,037
Raymond James Financial Inc.	8.600%	8/15/19	5,000	6,203
TD Ameritrade Holding Corp.	5.600%	12/1/19	925	1,057
TD Ameritrade Holding Corp.	3.625%	4/1/25	4,000	4,053

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Finance Companies (0.6%)
Air Lease Corp.	5.625%	4/1/17	8,000	8,600
Air Lease Corp.	2.125%	1/15/18	4,300	4,225
Air Lease Corp.	3.375%	1/15/19	5,000	5,062
Air Lease Corp.	4.750%	3/1/20	4,000	4,250
Air Lease Corp.	3.875%	4/1/21	10,625	10,678
Air Lease Corp.	4.250%	9/15/24	1,100	1,111
Ares Capital Corp.	4.875%	11/30/18	7,150	7,512
Block Financial LLC	5.500%	11/1/22	1,500	1,653
Fifth Street Finance Corp.	4.875%	3/1/19	3,300	3,385
FS Investment Corp.	4.000%	7/15/19	2,225	2,217
FS Investment Corp.	4.250%	1/15/20	1,000	990
GATX Corp.	2.375%	7/30/18	7,000	7,046
GATX Corp.	2.500%	7/30/19	300	298
GATX Corp.	2.600%	3/30/20	250	246
GATX Corp.	4.750%	6/15/22	2,050	2,243
GATX Corp.	5.200%	3/15/44	400	437
4 GE Capital Trust I	6.375%	11/15/67	3,432	3,698
General Electric Capital Corp.	1.000%	1/8/16	5,250	5,269
General Electric Capital Corp.	5.000%	1/8/16	150	157
General Electric Capital Corp.	2.950%	5/9/16	19,225	19,772
General Electric Capital Corp.	1.500%	7/12/16	6,875	6,944
General Electric Capital Corp.	3.350%	10/17/16	6,925	7,201
General Electric Capital Corp.	5.400%	2/15/17	6,825	7,409
General Electric Capital Corp.	2.450%	3/15/17	3,242	3,333
General Electric Capital Corp.	2.300%	4/27/17	13,550	13,872
General Electric Capital Corp.	1.250%	5/15/17	7,250	7,261
General Electric Capital Corp.	5.625%	9/15/17	9,140	10,143
General Electric Capital Corp.	1.600%	11/20/17	1,800	1,812
General Electric Capital Corp.	1.625%	4/2/18	8,550	8,564
General Electric Capital Corp.	5.625%	5/1/18	24,285	27,312
General Electric Capital Corp.	2.300%	1/14/19	750	762
General Electric Capital Corp.	6.000%	8/7/19	9,975	11,599
General Electric Capital Corp.	2.100%	12/11/19	900	903
General Electric Capital Corp.	5.500%	1/8/20	15,000	17,186
General Electric Capital Corp.	5.550%	5/4/20	18,710	21,567
General Electric Capital Corp.	4.375%	9/16/20	11,875	13,001
General Electric Capital Corp.	4.625%	1/7/21	12,615	14,026
General Electric Capital Corp.	5.300%	2/11/21	15,830	18,062
General Electric Capital Corp.	4.650%	10/17/21	25,379	28,559
General Electric Capital Corp.	3.150%	9/7/22	11,550	11,731
General Electric Capital Corp.	3.100%	1/9/23	20,995	21,248
General Electric Capital Corp.	3.450%	5/15/24	3,500	3,622
General Electric Capital Corp.	6.750%	3/15/32	27,635	37,638
General Electric Capital Corp.	6.150%	8/7/37	11,972	15,562
General Electric Capital Corp.	5.875%	1/14/38	36,390	45,949
General Electric Capital Corp.	6.875%	1/10/39	22,035	31,103
4 General Electric Capital Corp.	6.375%	11/15/67	9,491	10,227
HSBC Finance Corp.	5.500%	1/19/16	10,245	10,713
HSBC Finance Corp.	6.676%	1/15/21	29,065	34,491
7 International Lease Finance Corp.	6.750%	9/1/16	16,350	17,494
7 International Lease Finance Corp.	7.125%	9/1/18	12,965	14,521
Prospect Capital Corp.	5.000%	7/15/19	2,150	2,190
Prospect Capital Corp.	5.875%	3/15/23	750	772

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Insurance (1.2%)
ACE Capital Trust II	9.700%	4/1/30	1,000	1,492
ACE INA Holdings Inc.	5.600%	5/15/15	1,725	1,755
ACE INA Holdings Inc.	5.700%	2/15/17	1,400	1,529
ACE INA Holdings Inc.	5.800%	3/15/18	675	759
ACE INA Holdings Inc.	5.900%	6/15/19	785	903
ACE INA Holdings Inc.	2.700%	3/13/23	2,100	2,041
ACE INA Holdings Inc.	3.350%	5/15/24	7,650	7,723
ACE INA Holdings Inc.	6.700%	5/15/36	400	563
ACE INA Holdings Inc.	4.150%	3/13/43	5,475	5,726
AEGON Funding Co. LLC	5.750%	12/15/20	5,641	6,498
Aetna Inc.	1.500%	11/15/17	1,000	995
Aetna Inc.	3.950%	9/1/20	5,500	5,816
Aetna Inc.	4.125%	6/1/21	2,230	2,401
Aetna Inc.	2.750%	11/15/22	14,260	13,875
Aetna Inc.	3.500%	11/15/24	2,950	2,994
Aetna Inc.	6.625%	6/15/36	3,100	4,134
Aetna Inc.	6.750%	12/15/37	1,425	1,888
Aetna Inc.	4.500%	5/15/42	5,000	5,284
Aetna Inc.	4.125%	11/15/42	1,675	1,676
Aflac Inc.	2.650%	2/15/17	2,565	2,639
Aflac Inc.	8.500%	5/15/19	4,984	6,236
Aflac Inc.	3.625%	6/15/23	10,300	10,491
Aflac Inc.	6.900%	12/17/39	1,900	2,579
Aflac Inc.	6.450%	8/15/40	1,050	1,369
AIG Life Holdings Inc.	8.500%	7/1/30	3,825	5,154
Alleghany Corp.	5.625%	9/15/20	1,000	1,124
Alleghany Corp.	4.950%	6/27/22	3,200	3,520
Alleghany Corp.	4.900%	9/15/44	3,175	3,301
Allied World Assurance Co. Ltd.	7.500%	8/1/16	6,875	7,507
Allstate Corp.	3.150%	6/15/23	2,200	2,187
Allstate Corp.	5.350%	6/1/33	225	273
Allstate Corp.	5.550%	5/9/35	520	644
Allstate Corp.	5.950%	4/1/36	525	684
Allstate Corp.	4.500%	6/15/43	1,575	1,739
4 Allstate Corp.	5.750%	8/15/53	2,000	2,100
4 Allstate Corp.	6.125%	5/15/67	7,734	8,179
4 Allstate Corp.	6.500%	5/15/67	3,750	4,125
Alterra Finance LLC	6.250%	9/30/20	815	946
American Financial Group Inc.	9.875%	6/15/19	2,060	2,646
American International Group Inc.	5.600%	10/18/16	4,825	5,185
American International Group Inc.	5.450%	5/18/17	2,815	3,069
American International Group Inc.	5.850%	1/16/18	10,525	11,761
American International Group Inc.	2.300%	7/16/19	3,000	3,001
American International Group Inc.	3.375%	8/15/20	1,625	1,684
American International Group Inc.	6.400%	12/15/20	11,675	13,895
American International Group Inc.	4.875%	6/1/22	10,300	11,558
American International Group Inc.	4.125%	2/15/24	5,475	5,828
American International Group Inc.	6.250%	5/1/36	15,420	19,891
American International Group Inc.	6.820%	11/15/37	1,107	1,520
American International Group Inc.	4.500%	7/16/44	4,225	4,438
4 American International Group Inc.	8.175%	5/15/68	6,940	9,395
4 American International Group Inc.	6.250%	3/15/87	6,348	7,083
Anthem Inc.	2.375%	2/15/17	1,700	1,732
Anthem Inc.	5.875%	6/15/17	3,725	4,097

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Anthem Inc.	1.875%	1/15/18	2,975	2,970
Anthem Inc.	7.000%	2/15/19	630	743
Anthem Inc.	3.700%	8/15/21	5,205	5,450
Anthem Inc.	3.125%	5/15/22	9,620	9,616
Anthem Inc.	3.300%	1/15/23	4,200	4,185
Anthem Inc.	3.500%	8/15/24	10,000	10,081
Anthem Inc.	5.950%	12/15/34	5,050	6,250
Anthem Inc.	5.850%	1/15/36	2,400	2,949
Anthem Inc.	6.375%	6/15/37	3,620	4,694
Anthem Inc.	4.625%	5/15/42	7,000	7,351
Anthem Inc.	4.650%	1/15/43	8,375	8,709
Anthem Inc.	5.100%	1/15/44	730	820
Anthem Inc.	4.650%	8/15/44	2,700	2,857
Anthem Inc.	4.850%	8/15/54	5,100	5,349
Aon Corp.	5.000%	9/30/20	6,370	7,110
Aon Corp.	8.205%	1/1/27	475	615
Aon Corp.	6.250%	9/30/40	2,125	2,707
Aon plc	4.000%	11/27/23	2,675	2,816
Aon plc	3.500%	6/14/24	6,550	6,559
Aon plc	4.450%	5/24/43	1,350	1,343
Aon plc	4.600%	6/14/44	1,400	1,451
Arch Capital Group Ltd.	7.350%	5/1/34	1,175	1,629
Arch Capital Group US Inc.	5.144%	11/1/43	6,050	6,758
Aspen Insurance Holdings Ltd.	6.000%	12/15/20	4,250	4,861
Aspen Insurance Holdings Ltd.	4.650%	11/15/23	8,900	9,238
Assurant Inc.	4.000%	3/15/23	1,000	1,025
Assurant Inc.	6.750%	2/15/34	3,825	4,728
AXA SA	8.600%	12/15/30	7,170	9,724
Axis Specialty Finance LLC	5.875%	6/1/20	5,300	6,000
AXIS Specialty Finance plc	2.650%	4/1/19	1,075	1,078
AXIS Specialty Finance plc	5.150%	4/1/45	2,600	2,832
Berkshire Hathaway Finance Corp.	2.450%	12/15/15	2,050	2,086
Berkshire Hathaway Finance Corp.	1.600%	5/15/17	3,400	3,430
Berkshire Hathaway Finance Corp.	5.400%	5/15/18	13,645	15,280
Berkshire Hathaway Finance Corp.	2.000%	8/15/18	9,750	9,854
Berkshire Hathaway Finance Corp.	2.900%	10/15/20	4,550	4,661
Berkshire Hathaway Finance Corp.	4.250%	1/15/21	6,020	6,616
Berkshire Hathaway Finance Corp.	3.000%	5/15/22	3,325	3,371
Berkshire Hathaway Finance Corp.	5.750%	1/15/40	145	186
Berkshire Hathaway Finance Corp.	4.400%	5/15/42	2,100	2,246
Berkshire Hathaway Inc.	0.800%	2/11/16	2,025	2,030
Berkshire Hathaway Inc.	2.200%	8/15/16	20,370	20,795
Berkshire Hathaway Inc.	1.900%	1/31/17	5,000	5,079
Berkshire Hathaway Inc.	1.550%	2/9/18	225	225
Berkshire Hathaway Inc.	2.100%	8/14/19	7,000	7,033
Berkshire Hathaway Inc.	3.000%	2/11/23	1,575	1,592
Berkshire Hathaway Inc.	4.500%	2/11/43	8,525	9,284
Brown & Brown Inc.	4.200%	9/15/24	3,000	3,038
Chubb Corp.	5.750%	5/15/18	9,277	10,478
Chubb Corp.	6.000%	5/11/37	1,925	2,507
4 Chubb Corp.	6.375%	3/29/67	4,690	5,018
Cigna Corp.	2.750%	11/15/16	8,005	8,219
Cigna Corp.	5.125%	6/15/20	875	975
Cigna Corp.	4.375%	12/15/20	200	216
Cigna Corp.	4.500%	3/15/21	1,090	1,190

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Cigna Corp.	4.000%	2/15/22	1,385	1,459
Cigna Corp.	7.875%	5/15/27	425	577
Cigna Corp.	6.150%	11/15/36	9,259	11,593
Cigna Corp.	5.875%	3/15/41	1,865	2,323
Cigna Corp.	5.375%	2/15/42	3,575	4,218
Cincinnati Financial Corp.	6.920%	5/15/28	4,325	5,492
CNA Financial Corp.	6.500%	8/15/16	1,750	1,892
CNA Financial Corp.	7.350%	11/15/19	3,005	3,585
CNA Financial Corp.	5.875%	8/15/20	1,805	2,060
CNA Financial Corp.	5.750%	8/15/21	1,515	1,732
CNA Financial Corp.	3.950%	5/15/24	2,975	3,010
Coventry Health Care Inc.	5.950%	3/15/17	1,800	1,970
Coventry Health Care Inc.	5.450%	6/15/21	1,985	2,269
Endurance Specialty Holdings Ltd.	7.000%	7/15/34	1,279	1,592
Everest Reinsurance Holdings Inc.	4.868%	6/1/44	3,000	3,153
First American Financial Corp.	4.300%	2/1/23	1,025	1,031
First American Financial Corp.	4.600%	11/15/24	3,175	3,220
Hartford Financial Services Group Inc.	5.500%	10/15/16	975	1,046
Hartford Financial Services Group Inc.	5.375%	3/15/17	900	972
Hartford Financial Services Group Inc.	4.000%	10/15/17	5,225	5,559
Hartford Financial Services Group Inc.	6.300%	3/15/18	2,134	2,413
Hartford Financial Services Group Inc.	6.000%	1/15/19	925	1,051
Hartford Financial Services Group Inc.	5.500%	3/30/20	5,000	5,649
Hartford Financial Services Group Inc.	5.125%	4/15/22	825	926
Hartford Financial Services Group Inc.	5.950%	10/15/36	125	154
Hartford Financial Services Group Inc.	6.100%	10/1/41	1,650	2,064
Hartford Financial Services Group Inc.	6.625%	4/15/42	1,793	2,405
HCC Insurance Holdings Inc.	6.300%	11/15/19	1,600	1,842
Humana Inc.	7.200%	6/15/18	2,375	2,768
Humana Inc.	6.300%	8/1/18	150	171
Humana Inc.	2.625%	10/1/19	1,525	1,524
Humana Inc.	3.150%	12/1/22	3,825	3,728
Humana Inc.	3.850%	10/1/24	3,900	3,954
Humana Inc.	8.150%	6/15/38	2,025	2,936
Humana Inc.	4.625%	12/1/42	2,175	2,200
Humana Inc.	4.950%	10/1/44	8,800	9,368
Infinity Property & Casualty Corp.	5.000%	9/19/22	950	1,011
Lincoln National Corp.	8.750%	7/1/19	5,026	6,309
Lincoln National Corp.	6.250%	2/15/20	4,745	5,531
Lincoln National Corp.	4.850%	6/24/21	1,132	1,251
Lincoln National Corp.	4.200%	3/15/22	100	106
Lincoln National Corp.	4.000%	9/1/23	325	338
Lincoln National Corp.	6.150%	4/7/36	3,450	4,277
Lincoln National Corp.	7.000%	6/15/40	1,385	1,911
4 Lincoln National Corp.	7.000%	5/17/66	9,635	9,659
4 Lincoln National Corp.	6.050%	4/20/67	2,108	2,111
Loews Corp.	2.625%	5/15/23	8,800	8,319
Loews Corp.	6.000%	2/1/35	200	246
Loews Corp.	4.125%	5/15/43	9,175	8,710
Manulife Financial Corp.	4.900%	9/17/20	4,875	5,370
Markel Corp.	7.125%	9/30/19	825	980
Markel Corp.	4.900%	7/1/22	4,865	5,337
Markel Corp.	3.625%	3/30/23	2,175	2,193
Markel Corp.	5.000%	3/30/43	575	611
Marsh & McLennan Cos. Inc.	2.350%	9/10/19	1,000	1,003

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Marsh & McLennan Cos. Inc.	4.800%	7/15/21	2,265	2,511
Marsh & McLennan Cos. Inc.	3.500%	6/3/24	3,100	3,095
Marsh & McLennan Cos. Inc.	3.500%	3/10/25	3,425	3,448
Marsh & McLennan Cos. Inc.	5.875%	8/1/33	3,775	4,662
7 Massachusetts Mutual Life Insurance Co.	8.875%	6/1/39	575	925
MetLife Inc.	6.750%	6/1/16	895	965
MetLife Inc.	1.756%	12/15/17	7,625	7,659
MetLife Inc.	1.903%	12/15/17	3,045	3,052
MetLife Inc.	6.817%	8/15/18	895	1,045
MetLife Inc.	7.717%	2/15/19	1,570	1,907
MetLife Inc.	4.750%	2/8/21	8,895	9,928
MetLife Inc.	3.048%	12/15/22	2,425	2,413
MetLife Inc.	3.600%	4/10/24	16,300	16,765
MetLife Inc.	6.500%	12/15/32	250	333
MetLife Inc.	6.375%	6/15/34	1,770	2,363
MetLife Inc.	5.700%	6/15/35	3,400	4,256
MetLife Inc.	5.875%	2/6/41	6,870	8,605
MetLife Inc.	4.125%	8/13/42	7,350	7,379
MetLife Inc.	4.875%	11/13/43	6,300	7,086
MetLife Inc.	4.721%	12/15/44	4,000	4,434
4 MetLife Inc.	6.400%	12/15/66	5,235	5,837
Montpelier Re Holdings Ltd.	4.700%	10/15/22	275	283
Munich Re America Corp.	7.450%	12/15/26	1,200	1,575
4 Nationwide Financial Services Inc.	6.750%	5/15/67	400	418
Old Republic International Corp.	4.875%	10/1/24	4,200	4,370
OneBeacon US Holdings Inc.	4.600%	11/9/22	1,000	1,042
PartnerRe Finance B LLC	5.500%	6/1/20	8,008	9,007
Primerica Inc.	4.750%	7/15/22	475	522
Principal Financial Group Inc.	8.875%	5/15/19	10,090	12,638
Principal Financial Group Inc.	6.050%	10/15/36	1,825	2,273
ProAssurance Corp.	5.300%	11/15/23	875	960
Progressive Corp.	3.750%	8/23/21	10,855	11,638
Progressive Corp.	6.625%	3/1/29	725	965
Progressive Corp.	4.350%	4/25/44	1,850	1,994
4 Progressive Corp.	6.700%	6/15/67	3,815	4,125
Protective Life Corp.	7.375%	10/15/19	950	1,146
Protective Life Corp.	8.450%	10/15/39	6,144	9,252
Prudential Financial Inc.	5.500%	3/15/16	1,575	1,660
Prudential Financial Inc.	3.000%	5/12/16	3,150	3,233
Prudential Financial Inc.	6.000%	12/1/17	5,000	5,603
Prudential Financial Inc.	2.300%	8/15/18	3,400	3,435
Prudential Financial Inc.	7.375%	6/15/19	795	956
Prudential Financial Inc.	2.350%	8/15/19	2,700	2,703
Prudential Financial Inc.	5.375%	6/21/20	6,545	7,395
Prudential Financial Inc.	4.500%	11/15/20	5,000	5,424
Prudential Financial Inc.	4.500%	11/16/21	1,000	1,092
Prudential Financial Inc.	3.500%	5/15/24	2,400	2,438
Prudential Financial Inc.	5.750%	7/15/33	1,280	1,558
Prudential Financial Inc.	5.400%	6/13/35	2,775	3,220
Prudential Financial Inc.	5.900%	3/17/36	2,300	2,790
Prudential Financial Inc.	5.700%	12/14/36	7,370	8,766
Prudential Financial Inc.	6.625%	12/1/37	2,100	2,759
Prudential Financial Inc.	6.625%	6/21/40	3,700	4,850
Prudential Financial Inc.	5.625%	5/12/41	1,745	2,061
4 Prudential Financial Inc.	5.875%	9/15/42	4,850	5,117

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
4 Prudential Financial Inc.	5.625%	6/15/43	11,250	11,559
Prudential Financial Inc.	5.100%	8/15/43	5,525	6,247
4 Prudential Financial Inc.	5.200%	3/15/44	2,875	2,846
Prudential Financial Inc.	4.600%	5/15/44	4,300	4,528
4 Prudential Financial Inc.	8.875%	6/15/68	2,000	2,337
Reinsurance Group of America Inc.	5.625%	3/15/17	1,500	1,622
Reinsurance Group of America Inc.	6.450%	11/15/19	1,000	1,163
4 Reinsurance Group of America Inc.	6.750%	12/15/65	5,675	5,803
Swiss Re Solutions Holding Corp.	7.000%	2/15/26	2,425	3,080
Torchmark Corp.	6.375%	6/15/16	1,225	1,315
Torchmark Corp.	9.250%	6/15/19	895	1,134
Transatlantic Holdings Inc.	8.000%	11/30/39	6,325	9,126
Travelers Cos. Inc.	5.500%	12/1/15	3,815	3,971
Travelers Cos. Inc.	6.250%	6/20/16	1,100	1,186
Travelers Cos. Inc.	5.750%	12/15/17	4,475	4,999
Travelers Cos. Inc.	5.800%	5/15/18	1,215	1,373
Travelers Cos. Inc.	5.900%	6/2/19	475	550
Travelers Cos. Inc.	3.900%	11/1/20	2,170	2,327
Travelers Cos. Inc.	6.750%	6/20/36	1,525	2,130
Travelers Cos. Inc.	6.250%	6/15/37	4,885	6,502
Travelers Cos. Inc.	5.350%	11/1/40	4,245	5,177
Travelers Cos. Inc.	4.600%	8/1/43	1,670	1,870
Trinity Acquisition plc	4.625%	8/15/23	750	776
Trinity Acquisition plc	6.125%	8/15/43	2,325	2,660
UnitedHealth Group Inc.	1.875%	11/15/16	325	330
UnitedHealth Group Inc.	6.000%	6/15/17	3,825	4,248
UnitedHealth Group Inc.	1.400%	10/15/17	2,450	2,446
UnitedHealth Group Inc.	6.000%	2/15/18	8,035	9,063
UnitedHealth Group Inc.	1.625%	3/15/19	7,000	6,897
UnitedHealth Group Inc.	2.300%	12/15/19	1,050	1,053
UnitedHealth Group Inc.	3.875%	10/15/20	5,000	5,328
UnitedHealth Group Inc.	4.700%	2/15/21	1,135	1,264
UnitedHealth Group Inc.	3.375%	11/15/21	145	151
UnitedHealth Group Inc.	2.875%	12/15/21	1,025	1,035
UnitedHealth Group Inc.	2.875%	3/15/22	3,300	3,316
UnitedHealth Group Inc.	2.750%	2/15/23	3,600	3,533
UnitedHealth Group Inc.	2.875%	3/15/23	5,000	4,965
UnitedHealth Group Inc.	5.800%	3/15/36	4,525	5,606
UnitedHealth Group Inc.	6.500%	6/15/37	625	835
UnitedHealth Group Inc.	6.625%	11/15/37	4,550	6,176
UnitedHealth Group Inc.	6.875%	2/15/38	13,420	18,944
UnitedHealth Group Inc.	5.950%	2/15/41	250	324
UnitedHealth Group Inc.	4.625%	11/15/41	8,475	9,136
UnitedHealth Group Inc.	4.375%	3/15/42	1,000	1,065
UnitedHealth Group Inc.	3.950%	10/15/42	2,200	2,192
UnitedHealth Group Inc.	4.250%	3/15/43	7,225	7,552
Unum Group	5.625%	9/15/20	825	934
Unum Group	4.000%	3/15/24	6,300	6,461
Unum Group	5.750%	8/15/42	1,925	2,235
Validus Holdings Ltd.	8.875%	1/26/40	2,950	4,066
Voya Financial Inc.	2.900%	2/15/18	3,905	3,989
Voya Financial Inc.	5.500%	7/15/22	525	593
Voya Financial Inc.	5.700%	7/15/43	4,750	5,668
Willis Group Holdings plc	4.125%	3/15/16	3,775	3,891
Willis Group Holdings plc	5.750%	3/15/21	1,885	2,104

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Willis North America Inc.	6.200%	3/28/17	1,125	1,217
WR Berkley Corp.	5.375%	9/15/20	375	418
WR Berkley Corp.	4.625%	3/15/22	7,300	7,846
WR Berkley Corp.	4.750%	8/1/44	705	723
XLIT Ltd.	5.750%	10/1/21	4,030	4,679
XLIT Ltd.	6.375%	11/15/24	175	208
XLIT Ltd.	6.250%	5/15/27	2,192	2,645
XLIT Ltd.	5.250%	12/15/43	2,550	2,877

Other Finance (0.0%)
Jones Lang LaSalle Inc.	4.400%	11/15/22	150	155
ORIX Corp.	4.710%	4/27/15	1,500	1,518
ORIX Corp.	5.000%	1/12/16	840	870
ORIX Corp.	3.750%	3/9/17	2,350	2,434
XTRA Finance Corp.	5.150%	4/1/17	4,525	4,889

Real Estate Investment Trusts (0.6%)
Alexandria Real Estate Equities Inc.	2.750%	1/15/20	2,000	1,978
Alexandria Real Estate Equities Inc.	4.600%	4/1/22	2,575	2,734
Alexandria Real Estate Equities Inc.	3.900%	6/15/23	375	377
Alexandria Real Estate Equities Inc.	4.500%	7/30/29	2,325	2,372
American Campus Communities Operating
Partnership LP	4.125%	7/1/24	2,200	2,227
AvalonBay Communities Inc.	5.750%	9/15/16	275	296
AvalonBay Communities Inc.	3.625%	10/1/20	6,000	6,228
AvalonBay Communities Inc.	2.950%	9/15/22	325	317
AvalonBay Communities Inc.	2.850%	3/15/23	2,320	2,241
AvalonBay Communities Inc.	4.200%	12/15/23	1,655	1,760
AvalonBay Communities Inc.	3.500%	11/15/24	850	853
BioMed Realty LP	3.850%	4/15/16	2,500	2,577
BioMed Realty LP	2.625%	5/1/19	1,200	1,198
BioMed Realty LP	4.250%	7/15/22	3,050	3,165
Boston Properties LP	3.700%	11/15/18	2,035	2,148
Boston Properties LP	5.625%	11/15/20	4,925	5,620
Boston Properties LP	4.125%	5/15/21	1,410	1,497
Boston Properties LP	3.850%	2/1/23	8,700	9,017
Boston Properties LP	3.800%	2/1/24	5,300	5,443
Brandywine Operating Partnership LP	5.700%	5/1/17	275	297
Brandywine Operating Partnership LP	4.950%	4/15/18	4,225	4,513
Brandywine Operating Partnership LP	3.950%	2/15/23	1,300	1,311
Brandywine Operating Partnership LP	4.100%	10/1/24	1,950	1,969
Brandywine Operating Partnership LP	4.550%	10/1/29	975	983
Camden Property Trust	2.950%	12/15/22	5,950	5,805
CBL & Associates LP	5.250%	12/1/23	2,950	3,155
CBL & Associates LP	4.600%	10/15/24	3,300	3,354
Corporate Office Properties LP	3.700%	6/15/21	6,375	6,378
Corporate Office Properties LP	3.600%	5/15/23	1,300	1,249
CubeSmart LP	4.375%	12/15/23	2,850	3,020
DCT Industrial Operating Partnership LP	4.500%	10/15/23	1,525	1,590
DDR Corp.	7.875%	9/1/20	3,300	4,086
DDR Corp.	3.500%	1/15/21	1,950	1,966
DDR Corp.	4.625%	7/15/22	4,550	4,858
DDR Corp.	3.375%	5/15/23	3,825	3,715
Digital Realty Trust LP	5.250%	3/15/21	4,965	5,419
Digital Realty Trust LP	3.625%	10/1/22	175	172

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Duke Realty LP	5.950%	2/15/17	5,170	5,608
Duke Realty LP	6.750%	3/15/20	275	324
Duke Realty LP	3.875%	2/15/21	10,000	10,366
Duke Realty LP	3.625%	4/15/23	4,915	4,930
Duke Realty LP	3.750%	12/1/24	1,500	1,520
EPR Properties	5.750%	8/15/22	575	626
EPR Properties	5.250%	7/15/23	3,375	3,521
Equity CommonWealth	6.250%	6/15/17	1,725	1,849
Equity CommonWealth	6.650%	1/15/18	975	1,069
Equity Commonwealth	5.875%	9/15/20	1,300	1,419
Equity One Inc.	3.750%	11/15/22	2,000	2,007
ERP Operating LP	5.125%	3/15/16	3,050	3,198
ERP Operating LP	5.375%	8/1/16	975	1,038
ERP Operating LP	5.750%	6/15/17	550	605
ERP Operating LP	4.750%	7/15/20	385	421
ERP Operating LP	4.625%	12/15/21	4,400	4,819
ERP Operating LP	3.000%	4/15/23	4,875	4,794
ERP Operating LP	4.500%	7/1/44	4,600	4,811
Essex Portfolio LP	5.500%	3/15/17	975	1,054
Essex Portfolio LP	3.375%	1/15/23	1,125	1,106
Essex Portfolio LP	3.250%	5/1/23	1,425	1,387
Excel Trust LP	4.625%	5/15/24	2,075	2,154
Federal Realty Investment Trust	3.000%	8/1/22	1,600	1,606
Federal Realty Investment Trust	2.750%	6/1/23	950	915
Federal Realty Investment Trust	4.500%	12/1/44	3,800	3,956
HCP Inc.	3.750%	2/1/16	7,630	7,842
HCP Inc.	6.300%	9/15/16	950	1,029
HCP Inc.	6.000%	1/30/17	5,000	5,453
HCP Inc.	2.625%	2/1/20	5,000	4,949
HCP Inc.	5.375%	2/1/21	3,690	4,132
HCP Inc.	3.150%	8/1/22	3,375	3,321
HCP Inc.	4.250%	11/15/23	8,750	9,191
HCP Inc.	4.200%	3/1/24	9,300	9,650
HCP Inc.	6.750%	2/1/41	925	1,254
Health Care REIT Inc.	3.625%	3/15/16	175	180
Health Care REIT Inc.	6.200%	6/1/16	3,250	3,469
Health Care REIT Inc.	4.700%	9/15/17	1,850	1,989
Health Care REIT Inc.	2.250%	3/15/18	8,900	8,957
Health Care REIT Inc.	4.125%	4/1/19	2,995	3,189
Health Care REIT Inc.	6.125%	4/15/20	3,850	4,431
Health Care REIT Inc.	4.950%	1/15/21	5,340	5,854
Health Care REIT Inc.	5.250%	1/15/22	175	194
Health Care REIT Inc.	3.750%	3/15/23	5,250	5,316
Health Care REIT Inc.	6.500%	3/15/41	175	231
Health Care REIT Inc.	5.125%	3/15/43	4,450	4,902
Healthcare Realty Trust Inc.	6.500%	1/17/17	1,600	1,747
Healthcare Realty Trust Inc.	5.750%	1/15/21	4,666	5,226
Healthcare Realty Trust Inc.	3.750%	4/15/23	1,500	1,481
Healthcare Trust of America Holdings LP	3.375%	7/15/21	2,200	2,191
Healthcare Trust of America Holdings LP	3.700%	4/15/23	875	868
Highwoods Realty LP	3.200%	6/15/21	4,000	3,984
Hospitality Properties Trust	5.625%	3/15/17	3,150	3,376
Hospitality Properties Trust	6.700%	1/15/18	6,600	7,309
Hospitality Properties Trust	4.650%	3/15/24	3,725	3,817
Hospitality Properties Trust	4.500%	3/15/25	1,475	1,480

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Kilroy Realty LP	4.800%	7/15/18	7,125	7,667
Kilroy Realty LP	3.800%	1/15/23	4,300	4,353
Kilroy Realty LP	4.250%	8/15/29	3,025	3,021
Kimco Realty Corp.	5.783%	3/15/16	3,125	3,292
Kimco Realty Corp.	5.700%	5/1/17	5,250	5,719
Kimco Realty Corp.	4.300%	2/1/18	840	895
Kimco Realty Corp.	6.875%	10/1/19	1,750	2,072
Kimco Realty Corp.	3.125%	6/1/23	1,775	1,740
Lexington Realty Trust	4.400%	6/15/24	1,875	1,905
Liberty Property LP	5.125%	3/2/15	4,170	4,199
Liberty Property LP	6.625%	10/1/17	1,800	2,018
Liberty Property LP	4.750%	10/1/20	450	487
Liberty Property LP	3.375%	6/15/23	1,775	1,732
Liberty Property LP	4.400%	2/15/24	1,700	1,784
Mack-Cali Realty LP	2.500%	12/15/17	1,700	1,703
Mack-Cali Realty LP	7.750%	8/15/19	4,425	5,245
Mack-Cali Realty LP	4.500%	4/18/22	3,350	3,387
Mack-Cali Realty LP	3.150%	5/15/23	3,850	3,526
Mid-America Apartments LP	4.300%	10/15/23	2,200	2,317
Mid-America Apartments LP	3.750%	6/15/24	2,800	2,820
National Retail Properties Inc.	6.875%	10/15/17	6,950	7,893
National Retail Properties Inc.	3.800%	10/15/22	1,600	1,640
National Retail Properties Inc.	3.900%	6/15/24	4,600	4,663
Omega Healthcare Investors Inc.	6.750%	10/15/22	3,258	3,453
Omega Healthcare Investors Inc.	5.875%	3/15/24	3,685	3,925
Omega Healthcare Investors Inc.	4.950%	4/1/24	2,550	2,627
7 Omega Healthcare Investors Inc.	4.500%	1/15/25	1,850	1,841
Piedmont Operating Partnership LP	3.400%	6/1/23	5,975	5,796
Piedmont Operating Partnership LP	4.450%	3/15/24	1,800	1,855
Post Apartment Homes LP	3.375%	12/1/22	3,025	3,003
ProLogis LP	4.500%	8/15/17	775	827
ProLogis LP	2.750%	2/15/19	8,025	8,146
ProLogis LP	6.875%	3/15/20	3,675	4,341
ProLogis LP	4.250%	8/15/23	1,800	1,901
Realty Income Corp.	2.000%	1/31/18	700	701
Realty Income Corp.	6.750%	8/15/19	5,665	6,658
Realty Income Corp.	5.750%	1/15/21	3,000	3,416
Realty Income Corp.	3.250%	10/15/22	825	813
Realty Income Corp.	4.650%	8/1/23	2,475	2,667
Regency Centers LP	5.875%	6/15/17	3,400	3,732
Regency Centers LP	4.800%	4/15/21	2,000	2,190
Regency Centers LP	3.750%	6/15/24	4,700	4,786
Retail Opportunity Investments Corp.	5.000%	12/15/23	1,250	1,361
Senior Housing Properties Trust	4.300%	1/15/16	700	714
Senior Housing Properties Trust	3.250%	5/1/19	4,000	4,024
Senior Housing Properties Trust	4.750%	5/1/24	1,500	1,541
Simon Property Group LP	5.750%	12/1/15	5,975	6,177
Simon Property Group LP	5.250%	12/1/16	5,965	6,378
Simon Property Group LP	2.800%	1/30/17	3,525	3,630
Simon Property Group LP	2.150%	9/15/17	6,250	6,371
Simon Property Group LP	6.125%	5/30/18	1,875	2,134
Simon Property Group LP	2.200%	2/1/19	12,850	12,914
Simon Property Group LP	5.650%	2/1/20	3,875	4,451
Simon Property Group LP	4.375%	3/1/21	1,895	2,076
Simon Property Group LP	3.375%	3/15/22	1,675	1,727

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Simon Property Group LP	2.750%	2/1/23	3,650	3,587
Simon Property Group LP	3.750%	2/1/24	5,000	5,251
Simon Property Group LP	6.750%	2/1/40	3,925	5,463
Simon Property Group LP	4.750%	3/15/42	1,300	1,448
Simon Property Group LP	4.250%	10/1/44	4,000	4,147
Tanger Properties LP	3.875%	12/1/23	725	744
Tanger Properties LP	3.750%	12/1/24	1,000	1,009
UDR Inc.	4.250%	6/1/18	575	614
UDR Inc.	3.700%	10/1/20	1,250	1,294
UDR Inc.	4.625%	1/10/22	3,800	4,093
Ventas Realty LP	1.250%	4/17/17	2,700	2,677
Ventas Realty LP	3.750%	5/1/24	1,400	1,411
Ventas Realty LP / Ventas Capital Corp.	3.125%	11/30/15	7,905	8,065
Ventas Realty LP / Ventas Capital Corp.	2.000%	2/15/18	1,125	1,125
Ventas Realty LP / Ventas Capital Corp.	4.000%	4/30/19	4,225	4,474
Ventas Realty LP / Ventas Capital Corp.	2.700%	4/1/20	2,425	2,408
Ventas Realty LP / Ventas Capital Corp.	4.750%	6/1/21	975	1,061
Ventas Realty LP / Ventas Capital Corp.	4.250%	3/1/22	1,300	1,365
Ventas Realty LP / Ventas Capital Corp.	3.250%	8/15/22	5,375	5,303
Vornado Realty LP	2.500%	6/30/19	2,400	2,377
Vornado Realty LP	5.000%	1/15/22	5,500	6,024
Washington REIT	4.950%	10/1/20	800	865
Washington REIT	3.950%	10/15/22	1,050	1,053
Weingarten Realty Investors	3.375%	10/15/22	675	668
Weingarten Realty Investors	3.500%	4/15/23	2,125	2,099
Weingarten Realty Investors	4.450%	1/15/24	600	639
WP Carey Inc.	4.600%	4/1/24	3,980	4,178
				7,448,360
Industrial (14.8%)
Basic Industry (1.3%)
Agrium Inc.	6.750%	1/15/19	1,500	1,730
Agrium Inc.	3.150%	10/1/22	13,560	13,175
Agrium Inc.	3.500%	6/1/23	7,664	7,570
Agrium Inc.	6.125%	1/15/41	275	321
Agrium Inc.	4.900%	6/1/43	5,910	6,121
Agrium Inc.	5.250%	1/15/45	2,250	2,459
Air Products & Chemicals Inc.	2.000%	8/2/16	1,050	1,068
Air Products & Chemicals Inc.	1.200%	10/15/17	1,075	1,065
Air Products & Chemicals Inc.	3.000%	11/3/21	7,860	8,016
Air Products & Chemicals Inc.	3.350%	7/31/24	4,375	4,454
Airgas Inc.	1.650%	2/15/18	4,000	3,958
Airgas Inc.	2.900%	11/15/22	4,000	3,969
Airgas Inc.	3.650%	7/15/24	3,750	3,835
Albemarle Corp.	3.000%	12/1/19	4,025	4,021
Albemarle Corp.	4.500%	12/15/20	450	485
Albemarle Corp.	4.150%	12/1/24	3,200	3,268
Albemarle Corp.	5.450%	12/1/44	2,800	2,996
Barrick Gold Corp.	6.950%	4/1/19	350	399
Barrick Gold Corp.	3.850%	4/1/22	11,700	11,260
Barrick Gold Corp.	4.100%	5/1/23	2,475	2,413
Barrick Gold Corp.	5.250%	4/1/42	4,400	4,162
Barrick North America Finance LLC	6.800%	9/15/18	2,650	2,978
Barrick North America Finance LLC	4.400%	5/30/21	13,635	13,769
Barrick North America Finance LLC	7.500%	9/15/38	500	585
Barrick North America Finance LLC	5.700%	5/30/41	4,775	4,672

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Barrick North America Finance LLC	5.750%	5/1/43	4,625	4,630
Barrick PD Australia Finance Pty Ltd.	5.950%	10/15/39	8,194	8,087
BHP Billiton Finance USA Ltd.	5.250%	12/15/15	3,000	3,125
BHP Billiton Finance USA Ltd.	1.875%	11/21/16	2,800	2,842
BHP Billiton Finance USA Ltd.	1.625%	2/24/17	8,050	8,097
BHP Billiton Finance USA Ltd.	5.400%	3/29/17	1,425	1,549
BHP Billiton Finance USA Ltd.	2.050%	9/30/18	8,767	8,797
BHP Billiton Finance USA Ltd.	6.500%	4/1/19	4,390	5,152
BHP Billiton Finance USA Ltd.	3.250%	11/21/21	5,150	5,262
BHP Billiton Finance USA Ltd.	2.875%	2/24/22	14,675	14,559
BHP Billiton Finance USA Ltd.	3.850%	9/30/23	13,725	14,485
BHP Billiton Finance USA Ltd.	4.125%	2/24/42	4,100	4,001
BHP Billiton Finance USA Ltd.	5.000%	9/30/43	20,460	22,822
Braskem Finance Ltd.	6.450%	2/3/24	1,500	1,523
Cabot Corp.	2.550%	1/15/18	200	202
Cabot Corp.	3.700%	7/15/22	400	408
Carpenter Technology Corp.	5.200%	7/15/21	5,575	5,900
Celulosa Arauco y Constitucion SA	5.625%	4/20/15	1,000	1,003
Celulosa Arauco y Constitucion SA	7.250%	7/29/19	800	934
Celulosa Arauco y Constitucion SA	5.000%	1/21/21	2,800	2,919
Celulosa Arauco y Constitucion SA	4.750%	1/11/22	2,000	2,072
CF Industries Inc.	6.875%	5/1/18	11,650	13,237
CF Industries Inc.	7.125%	5/1/20	4,010	4,767
CF Industries Inc.	3.450%	6/1/23	1,100	1,083
CF Industries Inc.	5.150%	3/15/34	5,500	5,763
CF Industries Inc.	4.950%	6/1/43	2,900	2,924
CF Industries Inc.	5.375%	3/15/44	7,205	7,833
Cytec Industries Inc.	3.500%	4/1/23	225	226
Domtar Corp.	6.250%	9/1/42	475	510
Domtar Corp.	6.750%	2/15/44	3,325	3,790
Dow Chemical Co.	2.500%	2/15/16	2,175	2,215
Dow Chemical Co.	8.550%	5/15/19	11,389	14,158
Dow Chemical Co.	4.250%	11/15/20	9,365	10,010
Dow Chemical Co.	4.125%	11/15/21	5,240	5,539
Dow Chemical Co.	3.000%	11/15/22	3,000	2,936
Dow Chemical Co.	3.500%	10/1/24	1,950	1,932
Dow Chemical Co.	7.375%	11/1/29	2,000	2,682
Dow Chemical Co.	4.250%	10/1/34	4,500	4,484
Dow Chemical Co.	9.400%	5/15/39	5,865	9,516
Dow Chemical Co.	5.250%	11/15/41	5,265	5,674
Dow Chemical Co.	4.375%	11/15/42	8,950	8,696
Dow Chemical Co.	4.625%	10/1/44	3,500	3,522
Eastman Chemical Co.	2.400%	6/1/17	6,548	6,659
Eastman Chemical Co.	5.500%	11/15/19	4,721	5,316
Eastman Chemical Co.	2.700%	1/15/20	5,000	5,018
Eastman Chemical Co.	4.500%	1/15/21	6,310	6,742
Eastman Chemical Co.	3.600%	8/15/22	9,555	9,682
Eastman Chemical Co.	3.800%	3/15/25	4,750	4,802
Eastman Chemical Co.	4.800%	9/1/42	2,750	2,773
Eastman Chemical Co.	4.650%	10/15/44	6,100	6,253
Ecolab Inc.	1.000%	8/9/15	550	551
Ecolab Inc.	3.000%	12/8/16	1,875	1,936
Ecolab Inc.	1.450%	12/8/17	6,375	6,323
Ecolab Inc.	4.350%	12/8/21	5,600	6,098
Ecolab Inc.	5.500%	12/8/41	1,500	1,806

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
EI du Pont de Nemours & Co.	2.750%	4/1/16	1,600	1,640
EI du Pont de Nemours & Co.	5.250%	12/15/16	1,330	1,438
EI du Pont de Nemours & Co.	6.000%	7/15/18	15,590	17,742
EI du Pont de Nemours & Co.	4.625%	1/15/20	2,615	2,885
EI du Pont de Nemours & Co.	3.625%	1/15/21	7,068	7,469
EI du Pont de Nemours & Co.	4.250%	4/1/21	4,450	4,870
EI du Pont de Nemours & Co.	2.800%	2/15/23	1,750	1,721
EI du Pont de Nemours & Co.	6.500%	1/15/28	525	682
EI du Pont de Nemours & Co.	4.900%	1/15/41	8,100	8,889
EI du Pont de Nemours & Co.	4.150%	2/15/43	1,125	1,137
FMC Corp.	3.950%	2/1/22	1,275	1,333
FMC Corp.	4.100%	2/1/24	6,500	6,739
Freeport-McMoRan Copper & Gold Inc.	2.150%	3/1/17	2,000	2,003
Freeport-McMoRan Copper & Gold Inc.	2.375%	3/15/18	10,780	10,680
Freeport-McMoRan Copper & Gold Inc.	3.100%	3/15/20	18,625	18,134
Freeport-McMoRan Copper & Gold Inc.	3.550%	3/1/22	18,074	17,064
Freeport-McMoRan Copper & Gold Inc.	3.875%	3/15/23	18,005	16,921
Freeport-McMoRan Inc.	4.550%	11/14/24	3,500	3,400
Freeport-McMoRan Inc.	5.400%	11/14/34	4,452	4,338
Freeport-McMoRan Inc.	5.450%	3/15/43	6,830	6,458
Georgia-Pacific LLC	8.000%	1/15/24	7,871	10,469
Georgia-Pacific LLC	7.375%	12/1/25	2,250	2,923
Georgia-Pacific LLC	7.750%	11/15/29	1,700	2,357
Georgia-Pacific LLC	8.875%	5/15/31	4,250	6,513
Glencore Canada Corp.	6.000%	10/15/15	325	338
Glencore Canada Corp.	5.500%	6/15/17	1,975	2,126
Goldcorp Inc.	2.125%	3/15/18	5,800	5,756
Goldcorp Inc.	3.700%	3/15/23	4,825	4,701
Goldcorp Inc.	5.450%	6/9/44	2,933	2,932
International Paper Co.	7.950%	6/15/18	3,000	3,535
International Paper Co.	7.500%	8/15/21	7,265	9,068
International Paper Co.	4.750%	2/15/22	7,875	8,598
International Paper Co.	3.650%	6/15/24	1,000	1,000
International Paper Co.	7.300%	11/15/39	4,170	5,529
International Paper Co.	6.000%	11/15/41	3,100	3,671
International Paper Co.	4.800%	6/15/44	7,400	7,570
7 Kinross Gold Corp.	5.950%	3/15/24	4,750	4,441
Kinross Gold Corp.	6.875%	9/1/41	1,275	1,206
Lubrizol Corp.	8.875%	2/1/19	1,075	1,349
LYB International Finance BV	4.000%	7/15/23	3,000	3,067
LYB International Finance BV	5.250%	7/15/43	4,516	4,899
LYB International Finance BV	4.875%	3/15/44	7,100	7,291
LyondellBasell Industries NV	5.000%	4/15/19	17,135	18,671
LyondellBasell Industries NV	6.000%	11/15/21	8,875	10,195
LyondellBasell Industries NV	5.750%	4/15/24	4,400	5,008
Monsanto Co.	1.150%	6/30/17	4,935	4,900
Monsanto Co.	5.125%	4/15/18	850	936
Monsanto Co.	2.125%	7/15/19	5,000	4,975
Monsanto Co.	2.750%	7/15/21	3,550	3,535
Monsanto Co.	2.200%	7/15/22	650	616
Monsanto Co.	3.375%	7/15/24	4,000	4,070
Monsanto Co.	5.500%	8/15/25	3,550	4,099
Monsanto Co.	4.200%	7/15/34	2,500	2,600
Monsanto Co.	5.875%	4/15/38	950	1,184
Monsanto Co.	3.600%	7/15/42	3,000	2,737

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Monsanto Co.	4.650%	11/15/43	1,500	1,600
Monsanto Co.	4.400%	7/15/44	10,400	10,775
Monsanto Co.	4.700%	7/15/64	4,200	4,395
Mosaic Co.	4.250%	11/15/23	6,850	7,190
Mosaic Co.	5.450%	11/15/33	1,600	1,812
Mosaic Co.	4.875%	11/15/41	4,045	4,155
Mosaic Co.	5.625%	11/15/43	1,600	1,836
Newmont Mining Corp.	5.125%	10/1/19	3,525	3,777
Newmont Mining Corp.	3.500%	3/15/22	2,900	2,720
Newmont Mining Corp.	5.875%	4/1/35	750	735
Newmont Mining Corp.	6.250%	10/1/39	8,775	8,946
Newmont Mining Corp.	4.875%	3/15/42	5,875	5,117
Nucor Corp.	5.750%	12/1/17	7,190	7,956
Nucor Corp.	5.850%	6/1/18	1,725	1,927
Nucor Corp.	4.125%	9/15/22	300	320
Nucor Corp.	4.000%	8/1/23	3,650	3,828
Nucor Corp.	6.400%	12/1/37	1,875	2,323
Nucor Corp.	5.200%	8/1/43	5,175	5,705
Packaging Corp. of America	3.900%	6/15/22	2,275	2,336
Packaging Corp. of America	4.500%	11/1/23	11,025	11,606
Packaging Corp. of America	3.650%	9/15/24	4,500	4,431
Placer Dome Inc.	6.450%	10/15/35	1,050	1,152
Plains Exploration & Production Co.	6.500%	11/15/20	8,151	8,823
Plains Exploration & Production Co.	6.750%	2/1/22	2,330	2,569
Plains Exploration & Production Co.	6.875%	2/15/23	11,539	12,837
Plum Creek Timberlands LP	4.700%	3/15/21	445	481
Plum Creek Timberlands LP	3.250%	3/15/23	1,000	975
Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	8,500	8,999
Potash Corp. of Saskatchewan Inc.	6.500%	5/15/19	1,077	1,260
Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	7,565	8,351
Potash Corp. of Saskatchewan Inc.	3.625%	3/15/24	1,000	1,029
Potash Corp. of Saskatchewan Inc.	5.875%	12/1/36	200	248
Potash Corp. of Saskatchewan Inc.	5.625%	12/1/40	4,375	5,353
PPG Industries Inc.	1.900%	1/15/16	3,625	3,664
PPG Industries Inc.	6.650%	3/15/18	39	45
PPG Industries Inc.	2.300%	11/15/19	4,000	3,983
PPG Industries Inc.	5.500%	11/15/40	2,950	3,569
Praxair Inc.	4.500%	8/15/19	1,300	1,427
Praxair Inc.	3.000%	9/1/21	2,225	2,275
Praxair Inc.	2.450%	2/15/22	10,000	9,801
Praxair Inc.	2.200%	8/15/22	8,025	7,697
Praxair Inc.	3.550%	11/7/42	500	487
Rayonier Inc.	3.750%	4/1/22	2,000	2,029
Reliance Steel & Aluminum Co.	6.200%	11/15/16	100	107
Reliance Steel & Aluminum Co.	4.500%	4/15/23	1,700	1,670
Reliance Steel & Aluminum Co.	6.850%	11/15/36	100	117
Rio Tinto Alcan Inc.	6.125%	12/15/33	3,444	4,177
Rio Tinto Alcan Inc.	5.750%	6/1/35	3,000	3,436
Rio Tinto Finance USA Ltd.	2.500%	5/20/16	145	148
Rio Tinto Finance USA Ltd.	2.250%	9/20/16	3,200	3,259
Rio Tinto Finance USA Ltd.	6.500%	7/15/18	21,835	24,980
Rio Tinto Finance USA Ltd.	9.000%	5/1/19	5,300	6,700
Rio Tinto Finance USA Ltd.	3.500%	11/2/20	7,940	8,228
Rio Tinto Finance USA Ltd.	4.125%	5/20/21	5,650	5,938
Rio Tinto Finance USA Ltd.	3.750%	9/20/21	5,961	6,123

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Rio Tinto Finance USA Ltd.	7.125%	7/15/28	2,225	2,929
Rio Tinto Finance USA Ltd.	5.200%	11/2/40	4,560	4,859
Rio Tinto Finance USA plc	1.375%	6/17/16	8,000	8,021
Rio Tinto Finance USA plc	2.000%	3/22/17	3,075	3,104
Rio Tinto Finance USA plc	1.625%	8/21/17	5,075	5,058
Rio Tinto Finance USA plc	2.250%	12/14/18	3,200	3,198
Rio Tinto Finance USA plc	3.500%	3/22/22	3,175	3,172
Rio Tinto Finance USA plc	2.875%	8/21/22	3,775	3,622
Rio Tinto Finance USA plc	4.750%	3/22/42	475	485
Rio Tinto Finance USA plc	4.125%	8/21/42	11,850	11,392
Rock-Tenn Co.	3.500%	3/1/20	2,000	2,028
Rock-Tenn Co.	4.900%	3/1/22	2,000	2,150
Rock-Tenn Co.	4.000%	3/1/23	3,500	3,573
Rohm & Haas Co.	6.000%	9/15/17	1,657	1,836
Rohm & Haas Co.	7.850%	7/15/29	4,775	6,617
RPM International Inc.	6.125%	10/15/19	650	738
RPM International Inc.	3.450%	11/15/22	2,275	2,246
Sherwin-Williams Co.	1.350%	12/15/17	2,825	2,807
Sherwin-Williams Co.	4.000%	12/15/42	1,200	1,193
Sigma-Aldrich Corp.	3.375%	11/1/20	600	621
Southern Copper Corp.	5.375%	4/16/20	400	434
Southern Copper Corp.	3.500%	11/8/22	1,550	1,450
Southern Copper Corp.	7.500%	7/27/35	8,475	9,396
Southern Copper Corp.	6.750%	4/16/40	1,600	1,654
Southern Copper Corp.	5.250%	11/8/42	7,625	6,807
Syngenta Finance NV	3.125%	3/28/22	2,250	2,269
Syngenta Finance NV	4.375%	3/28/42	1,250	1,292
Teck Resources Ltd.	5.375%	10/1/15	4,991	5,122
Teck Resources Ltd.	3.150%	1/15/17	700	720
Teck Resources Ltd.	2.500%	2/1/18	4,000	3,899
Teck Resources Ltd.	4.750%	1/15/22	700	683
Teck Resources Ltd.	3.750%	2/1/23	5,050	4,538
Teck Resources Ltd.	6.125%	10/1/35	2,625	2,367
Teck Resources Ltd.	6.000%	8/15/40	6,208	5,560
Teck Resources Ltd.	6.250%	7/15/41	5,651	5,200
Teck Resources Ltd.	5.200%	3/1/42	1,575	1,289
Teck Resources Ltd.	5.400%	2/1/43	475	397
Vale Canada Ltd.	7.200%	9/15/32	3,541	3,818
Vale Overseas Ltd.	6.250%	1/11/16	1,240	1,285
Vale Overseas Ltd.	6.250%	1/23/17	6,850	7,278
Vale Overseas Ltd.	5.625%	9/15/19	9,525	10,147
Vale Overseas Ltd.	4.625%	9/15/20	10,835	10,988
Vale Overseas Ltd.	4.375%	1/11/22	17,805	17,173
Vale Overseas Ltd.	8.250%	1/17/34	800	952
Vale Overseas Ltd.	6.875%	11/21/36	20,720	21,843
Vale Overseas Ltd.	6.875%	11/10/39	7,015	7,507
Valspar Corp.	7.250%	6/15/19	1,725	2,024
Valspar Corp.	4.200%	1/15/22	375	403
Westlake Chemical Corp.	3.600%	7/15/22	400	396
Westvaco Corp.	7.950%	2/15/31	3,050	3,979
Weyerhaeuser Co.	7.375%	10/1/19	9,289	11,088
Weyerhaeuser Co.	8.500%	1/15/25	1,300	1,720
Weyerhaeuser Co.	7.375%	3/15/32	3,625	4,813
Weyerhaeuser Co.	6.875%	12/15/33	1,450	1,861
Worthington Industries Inc.	4.550%	4/15/26	700	740
Yamana Gold Inc.	4.950%	7/15/24	2,370	2,322

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Capital Goods (1.2%)
3M Co.	1.375%	9/29/16	1,630	1,649
3M Co.	2.000%	6/26/22	5,000	4,834
3M Co.	6.375%	2/15/28	1,300	1,716
3M Co.	5.700%	3/15/37	2,345	3,048
ABB Finance USA Inc.	1.625%	5/8/17	1,200	1,203
ABB Finance USA Inc.	2.875%	5/8/22	6,110	6,132
ABB Finance USA Inc.	4.375%	5/8/42	1,250	1,356
Acuity Brands Lighting Inc.	6.000%	12/15/19	800	888
Bemis Co. Inc.	6.800%	8/1/19	200	235
Boeing Capital Corp.	2.125%	8/15/16	885	903
Boeing Capital Corp.	2.900%	8/15/18	1,000	1,042
Boeing Capital Corp.	4.700%	10/27/19	5,875	6,538
Boeing Co.	0.950%	5/15/18	7,500	7,327
Boeing Co.	6.000%	3/15/19	5,950	6,866
Boeing Co.	4.875%	2/15/20	2,100	2,368
Boeing Co.	8.750%	8/15/21	200	275
Boeing Co.	7.250%	6/15/25	325	432
Boeing Co.	6.125%	2/15/33	6,075	8,068
Boeing Co.	6.625%	2/15/38	525	747
Boeing Co.	6.875%	3/15/39	1,715	2,500
Boeing Co.	5.875%	2/15/40	3,780	4,979
Carlisle Cos. Inc.	3.750%	11/15/22	1,650	1,680
Caterpillar Financial Services Corp.	4.625%	6/1/15	2,725	2,771
Caterpillar Financial Services Corp.	2.050%	8/1/16	3,630	3,699
Caterpillar Financial Services Corp.	1.000%	3/3/17	1,344	1,340
Caterpillar Financial Services Corp.	1.750%	3/24/17	2,000	2,023
Caterpillar Financial Services Corp.	1.250%	8/18/17	2,400	2,391
Caterpillar Financial Services Corp.	1.250%	11/6/17	850	847
Caterpillar Financial Services Corp.	5.450%	4/15/18	9,142	10,201
Caterpillar Financial Services Corp.	7.050%	10/1/18	3,575	4,220
Caterpillar Financial Services Corp.	7.150%	2/15/19	14,290	17,083
Caterpillar Financial Services Corp.	2.250%	12/1/19	5,300	5,304
Caterpillar Financial Services Corp.	2.750%	8/20/21	2,300	2,317
Caterpillar Financial Services Corp.	2.850%	6/1/22	6,104	6,136
Caterpillar Financial Services Corp.	3.300%	6/9/24	4,175	4,277
Caterpillar Financial Services Corp.	3.250%	12/1/24	1,600	1,624
Caterpillar Inc.	1.500%	6/26/17	6,155	6,199
Caterpillar Inc.	3.900%	5/27/21	8,330	9,020
Caterpillar Inc.	3.400%	5/15/24	8,500	8,747
Caterpillar Inc.	6.050%	8/15/36	3,991	5,190
Caterpillar Inc.	5.200%	5/27/41	75	89
Caterpillar Inc.	3.803%	8/15/42	16,194	15,914
Caterpillar Inc.	4.300%	5/15/44	5,000	5,328
Caterpillar Inc.	4.750%	5/15/64	1,000	1,085
Cooper US Inc.	5.450%	4/1/15	950	961
Cooper US Inc.	2.375%	1/15/16	5,575	5,661
Cooper US Inc.	3.875%	12/15/20	200	211
Crane Co.	2.750%	12/15/18	2,000	2,022
Crane Co.	4.450%	12/15/23	3,390	3,582
CRH America Inc.	4.125%	1/15/16	4,050	4,167
CRH America Inc.	6.000%	9/30/16	4,500	4,843
CRH America Inc.	8.125%	7/15/18	11,275	13,472
CRH America Inc.	5.750%	1/15/21	4,115	4,737
Danaher Corp.	2.300%	6/23/16	1,800	1,841

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Danaher Corp.	5.625%	1/15/18	850	951
Danaher Corp.	3.900%	6/23/21	5,625	6,071
Deere & Co.	2.600%	6/8/22	13,065	12,865
Deere & Co.	5.375%	10/16/29	3,695	4,484
Deere & Co.	8.100%	5/15/30	2,061	3,149
Deere & Co.	3.900%	6/9/42	7,325	7,417
Dover Corp.	4.875%	10/15/15	2,225	2,304
Dover Corp.	5.450%	3/15/18	2,250	2,512
Dover Corp.	4.300%	3/1/21	1,830	2,014
Dover Corp.	6.600%	3/15/38	975	1,379
Dover Corp.	5.375%	3/1/41	895	1,113
Eaton Corp.	1.500%	11/2/17	1,000	996
Eaton Corp.	5.600%	5/15/18	6,855	7,607
Eaton Corp.	2.750%	11/2/22	11,675	11,464
Eaton Corp.	4.000%	11/2/32	4,430	4,523
Eaton Corp.	4.150%	11/2/42	3,050	3,012
7 Embraer Overseas Ltd.	5.696%	9/16/23	13,454	14,280
Emerson Electric Co.	5.125%	12/1/16	2,125	2,287
Emerson Electric Co.	5.250%	10/15/18	2,200	2,482
Emerson Electric Co.	4.875%	10/15/19	2,275	2,542
Emerson Electric Co.	4.250%	11/15/20	4,807	5,227
Emerson Electric Co.	2.625%	2/15/23	2,500	2,468
Emerson Electric Co.	6.000%	8/15/32	750	990
Emerson Electric Co.	6.125%	4/15/39	1,000	1,363
Emerson Electric Co.	5.250%	11/15/39	440	540
Exelis Inc.	4.250%	10/1/16	1,900	1,977
Flowserve Corp.	3.500%	9/15/22	9,980	9,993
Flowserve Corp.	4.000%	11/15/23	1,575	1,625
General Dynamics Corp.	1.000%	11/15/17	6,225	6,165
General Dynamics Corp.	3.875%	7/15/21	5,250	5,659
General Dynamics Corp.	2.250%	11/15/22	3,500	3,382
General Dynamics Corp.	3.600%	11/15/42	4,150	3,990
General Electric Co.	5.250%	12/6/17	30,845	34,222
General Electric Co.	2.700%	10/9/22	22,200	22,214
General Electric Co.	3.375%	3/11/24	9,000	9,327
General Electric Co.	4.125%	10/9/42	24,000	24,885
General Electric Co.	4.500%	3/11/44	3,670	4,034
Honeywell International Inc.	5.400%	3/15/16	2,330	2,464
Honeywell International Inc.	5.300%	3/15/17	2,375	2,590
Honeywell International Inc.	5.300%	3/1/18	4,250	4,722
Honeywell International Inc.	5.000%	2/15/19	2,520	2,830
Honeywell International Inc.	4.250%	3/1/21	4,545	5,081
Honeywell International Inc.	3.350%	12/1/23	9,050	9,439
Honeywell International Inc.	5.700%	3/15/36	1,600	2,041
Honeywell International Inc.	5.700%	3/15/37	1,895	2,440
Honeywell International Inc.	5.375%	3/1/41	11,345	14,211
Illinois Tool Works Inc.	1.950%	3/1/19	1,000	1,001
Illinois Tool Works Inc.	6.250%	4/1/19	9,425	10,989
Illinois Tool Works Inc.	3.375%	9/15/21	895	950
Illinois Tool Works Inc.	3.500%	3/1/24	3,000	3,122
Illinois Tool Works Inc.	4.875%	9/15/41	895	1,027
Illinois Tool Works Inc.	3.900%	9/1/42	6,875	6,914
Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	8,650	9,993
Ingersoll-Rand Global Holding Co. Ltd.	2.875%	1/15/19	2,845	2,889
Ingersoll-Rand Global Holding Co. Ltd.	4.250%	6/15/23	1,875	1,978

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Ingersoll-Rand Global Holding Co. Ltd.	5.750%	6/15/43	2,850	3,359
Ingersoll-Rand Luxembourg Finance SA	2.625%	5/1/20	3,000	2,987
Ingersoll-Rand Luxembourg Finance SA	3.550%	11/1/24	1,700	1,688
Ingersoll-Rand Luxembourg Finance SA	4.650%	11/1/44	3,500	3,643
John Deere Capital Corp.	0.750%	1/22/16	175	175
John Deere Capital Corp.	1.850%	9/15/16	815	828
John Deere Capital Corp.	1.050%	12/15/16	3,000	3,013
John Deere Capital Corp.	2.000%	1/13/17	2,350	2,390
John Deere Capital Corp.	1.400%	3/15/17	1,600	1,607
John Deere Capital Corp.	5.500%	4/13/17	150	164
John Deere Capital Corp.	1.125%	6/12/17	3,000	2,989
John Deere Capital Corp.	2.800%	9/18/17	4,225	4,399
John Deere Capital Corp.	1.200%	10/10/17	4,400	4,377
John Deere Capital Corp.	5.350%	4/3/18	825	921
John Deere Capital Corp.	5.750%	9/10/18	14,160	16,069
John Deere Capital Corp.	1.950%	12/13/18	9,783	9,793
John Deere Capital Corp.	1.950%	3/4/19	3,400	3,385
John Deere Capital Corp.	2.250%	4/17/19	1,275	1,288
John Deere Capital Corp.	1.700%	1/15/20	5,400	5,253
John Deere Capital Corp.	2.800%	3/4/21	5,000	5,064
John Deere Capital Corp.	3.900%	7/12/21	4,375	4,744
John Deere Capital Corp.	3.150%	10/15/21	5,595	5,806
John Deere Capital Corp.	2.750%	3/15/22	2,250	2,238
John Deere Capital Corp.	2.800%	1/27/23	2,475	2,471
John Deere Capital Corp.	3.350%	6/12/24	10,000	10,260
Joy Global Inc.	6.000%	11/15/16	575	625
Kennametal Inc.	2.650%	11/1/19	4,478	4,428
Kennametal Inc.	3.875%	2/15/22	2,050	2,110
L-3 Communications Corp.	5.200%	10/15/19	10,230	11,219
L-3 Communications Corp.	4.750%	7/15/20	7,950	8,511
L-3 Communications Corp.	4.950%	2/15/21	5,100	5,535
L-3 Communications Corp.	3.950%	5/28/24	5,061	5,104
Leggett & Platt Inc.	3.800%	11/15/24	3,725	3,786
Legrand France SA	8.500%	2/15/25	400	561
Lockheed Martin Corp.	7.650%	5/1/16	3,950	4,315
Lockheed Martin Corp.	2.125%	9/15/16	775	789
Lockheed Martin Corp.	4.250%	11/15/19	9,168	9,998
Lockheed Martin Corp.	3.350%	9/15/21	6,945	7,228
Lockheed Martin Corp.	6.150%	9/1/36	10,635	13,897
Lockheed Martin Corp.	5.500%	11/15/39	1,945	2,386
Lockheed Martin Corp.	5.720%	6/1/40	2,626	3,349
Lockheed Martin Corp.	4.850%	9/15/41	3,000	3,376
Martin Marietta Materials Inc.	6.600%	4/15/18	1,850	2,098
Mohawk Industries Inc.	6.125%	1/15/16	2,334	2,441
Mohawk Industries Inc.	3.850%	2/1/23	10,525	10,546
Northrop Grumman Corp.	1.750%	6/1/18	3,525	3,498
Northrop Grumman Corp.	3.500%	3/15/21	1,425	1,485
Northrop Grumman Corp.	3.250%	8/1/23	4,275	4,294
Northrop Grumman Corp.	5.050%	11/15/40	1,875	2,113
Northrop Grumman Corp.	4.750%	6/1/43	3,300	3,684
Northrop Grumman Systems Corp.	7.750%	2/15/31	2,870	4,035
Owens Corning	6.500%	12/1/16	240	265
Owens Corning	9.000%	6/15/19	228	279
Owens Corning	4.200%	12/15/22	4,875	4,954
Owens Corning	7.000%	12/1/36	2,175	2,646

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Parker Hannifin Corp.	5.500%	5/15/18	1,250	1,401
Parker Hannifin Corp.	3.500%	9/15/22	1,625	1,705
Parker Hannifin Corp.	6.250%	5/15/38	550	740
Parker-Hannifin Corp.	3.300%	11/21/24	3,400	3,478
Parker-Hannifin Corp.	4.200%	11/21/34	5,200	5,484
Parker-Hannifin Corp.	4.450%	11/21/44	4,500	4,854
Pentair Finance SA	1.350%	12/1/15	1,500	1,504
Pentair Finance SA	2.650%	12/1/19	1,750	1,730
Pentair Finance SA	5.000%	5/15/21	4,805	5,342
Precision Castparts Corp.	0.700%	12/20/15	1,975	1,971
Precision Castparts Corp.	1.250%	1/15/18	3,325	3,278
Precision Castparts Corp.	2.500%	1/15/23	6,770	6,530
Precision Castparts Corp.	3.900%	1/15/43	3,125	3,175
Raytheon Co.	6.400%	12/15/18	100	117
Raytheon Co.	4.400%	2/15/20	500	546
Raytheon Co.	3.125%	10/15/20	9,075	9,382
Raytheon Co.	2.500%	12/15/22	7,875	7,675
Raytheon Co.	7.200%	8/15/27	2,010	2,716
Raytheon Co.	4.875%	10/15/40	400	456
Raytheon Co.	4.700%	12/15/41	4,150	4,622
Republic Services Inc.	3.800%	5/15/18	6,970	7,370
Republic Services Inc.	5.500%	9/15/19	6,270	7,062
Republic Services Inc.	5.000%	3/1/20	6,100	6,733
Republic Services Inc.	5.250%	11/15/21	3,650	4,143
Republic Services Inc.	3.550%	6/1/22	2,200	2,263
Republic Services Inc.	4.750%	5/15/23	525	582
Republic Services Inc.	6.086%	3/15/35	825	1,022
Republic Services Inc.	6.200%	3/1/40	3,430	4,441
Republic Services Inc.	5.700%	5/15/41	3,300	4,075
Rockwell Automation Inc.	5.650%	12/1/17	600	666
Rockwell Automation Inc.	6.700%	1/15/28	325	422
Rockwell Automation Inc.	6.250%	12/1/37	1,500	1,951
Rockwell Collins Inc.	5.250%	7/15/19	275	308
Rockwell Collins Inc.	3.100%	11/15/21	1,000	1,026
Rockwell Collins Inc.	3.700%	12/15/23	1,500	1,566
Rockwell Collins Inc.	4.800%	12/15/43	2,050	2,378
Roper Industries Inc.	1.850%	11/15/17	1,175	1,176
Roper Industries Inc.	2.050%	10/1/18	13,250	13,127
Roper Industries Inc.	6.250%	9/1/19	5,600	6,458
Roper Industries Inc.	3.125%	11/15/22	400	389
Snap-on Inc.	6.125%	9/1/21	2,000	2,374
Sonoco Products Co.	4.375%	11/1/21	435	466
Sonoco Products Co.	5.750%	11/1/40	3,910	4,648
Stanley Black & Decker Inc.	3.400%	12/1/21	2,425	2,519
Stanley Black & Decker Inc.	2.900%	11/1/22	3,000	2,963
Textron Inc.	5.600%	12/1/17	3,416	3,757
Textron Inc.	3.650%	3/1/21	1,000	1,024
Textron Inc.	4.300%	3/1/24	2,275	2,378
Textron Inc.	3.875%	3/1/25	2,500	2,509
Tyco International Finance SA	8.500%	1/15/19	1,130	1,376
Tyco International Finance SA / Tyco Fire &
Security Finance SCA	7.000%	12/15/19	1,375	1,640
Tyco International Finance SA / Tyco Fire &
Security Finance SCA	6.875%	1/15/21	2,600	3,125
United Technologies Corp.	1.800%	6/1/17	6,085	6,173

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United Technologies Corp.	5.375%	12/15/17	10,675	11,876
United Technologies Corp.	6.125%	2/1/19	12,690	14,736
United Technologies Corp.	4.500%	4/15/20	10,255	11,363
United Technologies Corp.	3.100%	6/1/22	12,818	13,090
United Technologies Corp.	6.700%	8/1/28	325	440
United Technologies Corp.	7.500%	9/15/29	3,825	5,477
United Technologies Corp.	5.400%	5/1/35	600	727
United Technologies Corp.	6.050%	6/1/36	1,915	2,530
United Technologies Corp.	6.125%	7/15/38	7,450	9,814
United Technologies Corp.	5.700%	4/15/40	7,025	8,814
United Technologies Corp.	4.500%	6/1/42	21,990	23,864
Valmont Industries Inc.	5.000%	10/1/44	1,100	1,113
Valmont Industries Inc.	5.250%	10/1/54	1,850	1,867
Waste Management Inc.	2.600%	9/1/16	145	148
Waste Management Inc.	6.100%	3/15/18	950	1,072
Waste Management Inc.	7.375%	3/11/19	4,670	5,586
Waste Management Inc.	4.750%	6/30/20	5,000	5,489
Waste Management Inc.	4.600%	3/1/21	6,425	7,093
Waste Management Inc.	3.500%	5/15/24	4,800	4,877
Waste Management Inc.	7.100%	8/1/26	325	426
Waste Management Inc.	7.750%	5/15/32	2,365	3,454
Waste Management Inc.	6.125%	11/30/39	4,075	5,282

Communication (2.6%)
21st Century Fox America Inc.	8.000%	10/17/16	1,450	1,620
21st Century Fox America Inc.	6.900%	3/1/19	4,340	5,117
21st Century Fox America Inc.	4.500%	2/15/21	7,050	7,718
21st Century Fox America Inc.	3.000%	9/15/22	11,850	11,769
21st Century Fox America Inc.	4.000%	10/1/23	1,075	1,140
21st Century Fox America Inc.	7.700%	10/30/25	200	263
21st Century Fox America Inc.	6.550%	3/15/33	5,465	7,090
21st Century Fox America Inc.	6.200%	12/15/34	6,250	7,980
21st Century Fox America Inc.	6.400%	12/15/35	12,800	16,705
21st Century Fox America Inc.	8.150%	10/17/36	275	409
21st Century Fox America Inc.	6.150%	3/1/37	3,000	3,790
21st Century Fox America Inc.	6.650%	11/15/37	8,000	10,654
21st Century Fox America Inc.	6.900%	8/15/39	2,275	3,105
21st Century Fox America Inc.	6.150%	2/15/41	9,025	11,469
21st Century Fox America Inc.	5.400%	10/1/43	4,700	5,587
7 21st Century Fox America Inc.	4.750%	9/15/44	4,175	4,558
21st Century Fox America Inc.	7.750%	12/1/45	3,450	5,174
America Movil SAB de CV	2.375%	9/8/16	8,500	8,663
America Movil SAB de CV	5.625%	11/15/17	1,150	1,262
America Movil SAB de CV	5.000%	10/16/19	5,700	6,286
America Movil SAB de CV	5.000%	3/30/20	16,173	17,859
America Movil SAB de CV	3.125%	7/16/22	5,300	5,227
America Movil SAB de CV	6.375%	3/1/35	2,275	2,798
America Movil SAB de CV	6.125%	11/15/37	1,825	2,187
America Movil SAB de CV	6.125%	3/30/40	14,540	17,313
America Movil SAB de CV	4.375%	7/16/42	5,250	4,979
American Tower Corp.	7.000%	10/15/17	100	113
American Tower Corp.	4.500%	1/15/18	16,300	17,312
American Tower Corp.	5.050%	9/1/20	295	320
American Tower Corp.	5.900%	11/1/21	5,615	6,360
American Tower Corp.	4.700%	3/15/22	5,000	5,242

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
American Tower Corp.	3.500%	1/31/23	19,050	18,383
American Tower Corp.	5.000%	2/15/24	1,735	1,838
AT&T Corp.	8.000%	11/15/31	5,149	7,595
AT&T Inc.	0.800%	12/1/15	2,600	2,599
AT&T Inc.	0.900%	2/12/16	1,275	1,275
AT&T Inc.	2.950%	5/15/16	5,740	5,886
AT&T Inc.	2.400%	8/15/16	2,355	2,401
AT&T Inc.	1.600%	2/15/17	13,965	14,012
AT&T Inc.	1.700%	6/1/17	16,086	16,144
AT&T Inc.	1.400%	12/1/17	12,660	12,530
AT&T Inc.	5.500%	2/1/18	10,265	11,339
AT&T Inc.	5.600%	5/15/18	3,700	4,121
AT&T Inc.	2.375%	11/27/18	10,000	10,079
AT&T Inc.	5.800%	2/15/19	3,900	4,425
AT&T Inc.	2.300%	3/11/19	5,300	5,293
AT&T Inc.	4.450%	5/15/21	5,590	6,016
AT&T Inc.	3.875%	8/15/21	11,485	12,090
AT&T Inc.	3.000%	2/15/22	7,975	7,819
AT&T Inc.	2.625%	12/1/22	17,850	17,029
AT&T Inc.	3.900%	3/11/24	3,200	3,287
AT&T Inc.	6.450%	6/15/34	4,195	5,126
AT&T Inc.	6.500%	9/1/37	5,931	7,346
AT&T Inc.	6.300%	1/15/38	6,840	8,286
AT&T Inc.	6.400%	5/15/38	3,100	3,834
AT&T Inc.	6.550%	2/15/39	12,315	15,159
AT&T Inc.	5.350%	9/1/40	23,153	25,105
AT&T Inc.	5.550%	8/15/41	5,250	5,841
AT&T Inc.	4.300%	12/15/42	17,836	16,690
AT&T Inc.	4.800%	6/15/44	9,700	9,938
AT&T Inc.	4.350%	6/15/45	15,158	14,313
AT&T Mobility LLC	7.125%	12/15/31	275	368
Bellsouth Capital Funding Corp.	7.875%	2/15/30	2,607	3,527
BellSouth Corp.	6.875%	10/15/31	3,486	4,389
BellSouth Corp.	6.550%	6/15/34	628	784
BellSouth Corp.	6.000%	11/15/34	419	489
BellSouth Telecommunications LLC	6.375%	6/1/28	2,875	3,455
British Telecommunications plc	1.250%	2/14/17	1,350	1,342
British Telecommunications plc	5.950%	1/15/18	13,310	14,831
British Telecommunications plc	2.350%	2/14/19	1,325	1,318
British Telecommunications plc	9.625%	12/15/30	14,900	23,369
CBS Corp.	1.950%	7/1/17	175	176
CBS Corp.	4.625%	5/15/18	100	108
CBS Corp.	2.300%	8/15/19	7,425	7,335
CBS Corp.	5.750%	4/15/20	12,390	14,117
CBS Corp.	4.300%	2/15/21	4,150	4,471
CBS Corp.	7.875%	7/30/30	25	35
CBS Corp.	5.500%	5/15/33	200	228
CBS Corp.	4.850%	7/1/42	5,225	5,308
CBS Corp.	4.900%	8/15/44	3,050	3,080
CC Holdings GS V LLC / Crown Castle GS III Corp.	3.849%	4/15/23	5,050	5,035
Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	2,000	2,875
Comcast Cable Communications LLC	8.875%	5/1/17	975	1,141
Comcast Corp.	5.900%	3/15/16	17,110	18,157
Comcast Corp.	6.500%	1/15/17	150	166
Comcast Corp.	6.300%	11/15/17	3,775	4,273

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Comcast Corp.	5.875%	2/15/18	6,750	7,593
Comcast Corp.	5.700%	5/15/18	12,675	14,278
Comcast Corp.	5.700%	7/1/19	6,645	7,630
Comcast Corp.	5.150%	3/1/20	5,055	5,722
Comcast Corp.	3.125%	7/15/22	1,925	1,961
Comcast Corp.	2.850%	1/15/23	8,666	8,635
Comcast Corp.	3.600%	3/1/24	1,425	1,492
Comcast Corp.	3.375%	2/15/25	10,100	10,312
Comcast Corp.	4.250%	1/15/33	11,700	12,405
Comcast Corp.	7.050%	3/15/33	2,300	3,195
Comcast Corp.	4.200%	8/15/34	7,075	7,408
Comcast Corp.	5.650%	6/15/35	2,900	3,566
Comcast Corp.	6.500%	11/15/35	13,475	18,011
Comcast Corp.	6.450%	3/15/37	1,825	2,422
Comcast Corp.	6.950%	8/15/37	13,450	18,874
Comcast Corp.	6.400%	5/15/38	5,975	7,934
Comcast Corp.	6.400%	3/1/40	14,300	19,332
Comcast Corp.	4.650%	7/15/42	16,325	17,867
Comcast Corp.	4.500%	1/15/43	1,425	1,530
Comcast Corp.	4.750%	3/1/44	1,375	1,540
COX Communications Inc.	5.500%	10/1/15	100	103
Deutsche Telekom International Finance BV	5.750%	3/23/16	2,500	2,636
Deutsche Telekom International Finance BV	6.750%	8/20/18	9,875	11,483
Deutsche Telekom International Finance BV	6.000%	7/8/19	6,525	7,518
Deutsche Telekom International Finance BV	8.750%	6/15/30	25,594	37,713
Deutsche Telekom International Finance BV	9.250%	6/1/32	100	160
DIRECTV Holdings LLC / DIRECTV Financing
Co. Inc.	3.125%	2/15/16	5,700	5,833
DIRECTV Holdings LLC / DIRECTV Financing
Co. Inc.	3.500%	3/1/16	3,000	3,084
DIRECTV Holdings LLC / DIRECTV Financing
Co. Inc.	1.750%	1/15/18	275	273
DIRECTV Holdings LLC / DIRECTV Financing
Co. Inc.	5.875%	10/1/19	5,050	5,775
DIRECTV Holdings LLC / DIRECTV Financing
Co. Inc.	5.200%	3/15/20	2,425	2,683
DIRECTV Holdings LLC / DIRECTV Financing
Co. Inc.	4.600%	2/15/21	3,075	3,286
DIRECTV Holdings LLC / DIRECTV Financing
Co. Inc.	5.000%	3/1/21	19,875	21,718
DIRECTV Holdings LLC / DIRECTV Financing
Co. Inc.	3.800%	3/15/22	10,000	10,170
DIRECTV Holdings LLC / DIRECTV Financing
Co. Inc.	4.450%	4/1/24	775	810
DIRECTV Holdings LLC / DIRECTV Financing
Co. Inc.	3.950%	1/15/25	15,375	15,577
DIRECTV Holdings LLC / DIRECTV Financing
Co. Inc.	6.350%	3/15/40	3,500	4,069
DIRECTV Holdings LLC / DIRECTV Financing
Co. Inc.	6.000%	8/15/40	675	753
DIRECTV Holdings LLC / DIRECTV Financing
Co. Inc.	6.375%	3/1/41	4,100	4,826
DIRECTV Holdings LLC / DIRECTV Financing
Co. Inc.	5.150%	3/15/42	17,200	17,747
Discovery Communications LLC	5.050%	6/1/20	8,600	9,419

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Discovery Communications LLC	4.375%	6/15/21	870	921
Discovery Communications LLC	3.300%	5/15/22	4,125	4,093
Discovery Communications LLC	3.250%	4/1/23	3,475	3,379
Discovery Communications LLC	6.350%	6/1/40	3,035	3,637
Discovery Communications LLC	4.950%	5/15/42	6,250	6,483
Embarq Corp.	7.082%	6/1/16	4,925	5,268
Embarq Corp.	7.995%	6/1/36	9,974	11,214
Graham Holdings Co.	7.250%	2/1/19	875	988
Grupo Televisa SAB	6.000%	5/15/18	875	978
Grupo Televisa SAB	6.625%	3/18/25	1,475	1,822
Grupo Televisa SAB	8.500%	3/11/32	275	383
Grupo Televisa SAB	6.625%	1/15/40	3,795	4,663
Grupo Televisa SAB	5.000%	5/13/45	7,650	7,830
GTE Corp.	8.750%	11/1/21	1,700	2,220
GTE Corp.	6.940%	4/15/28	1,750	2,199
Historic TW Inc.	9.150%	2/1/23	3,425	4,625
Historic TW Inc.	6.625%	5/15/29	4,925	6,190
Interpublic Group of Cos. Inc.	3.750%	2/15/23	16,246	16,189
Interpublic Group of Cos. Inc.	4.200%	4/15/24	750	764
Koninklijke KPN NV	8.375%	10/1/30	5,500	7,725
McGraw Hill Financial Inc.	5.900%	11/15/17	1,750	1,903
McGraw Hill Financial Inc.	6.550%	11/15/37	1,600	1,743
Moody’s Corp.	5.500%	9/1/20	438	497
Moody’s Corp.	4.500%	9/1/22	14,842	15,964
Moody’s Corp.	4.875%	2/15/24	2,000	2,188
Moody’s Corp.	5.250%	7/15/44	750	841
NBCUniversal Media LLC	2.875%	4/1/16	5,830	5,980
NBCUniversal Media LLC	5.150%	4/30/20	8,550	9,703
NBCUniversal Media LLC	4.375%	4/1/21	3,120	3,433
NBCUniversal Media LLC	2.875%	1/15/23	9,150	9,147
NBCUniversal Media LLC	6.400%	4/30/40	8,200	10,986
NBCUniversal Media LLC	5.950%	4/1/41	2,025	2,598
NBCUniversal Media LLC	4.450%	1/15/43	5,525	5,868
New Cingular Wireless Services Inc.	8.750%	3/1/31	1,370	2,127
Nippon Telegraph & Telephone Corp.	1.400%	7/18/17	825	822
Omnicom Group Inc.	5.900%	4/15/16	3,675	3,890
Omnicom Group Inc.	4.450%	8/15/20	7,550	8,115
Omnicom Group Inc.	3.625%	5/1/22	17,890	18,382
Omnicom Group Inc.	3.650%	11/1/24	2,325	2,340
Orange SA	2.750%	9/14/16	4,180	4,270
Orange SA	2.750%	2/6/19	5,950	6,021
Orange SA	5.375%	7/8/19	6,825	7,655
Orange SA	4.125%	9/14/21	12,095	12,950
Orange SA	9.000%	3/1/31	16,490	24,941
Orange SA	5.375%	1/13/42	275	317
Orange SA	5.500%	2/6/44	6,575	7,673
Pacific Bell Telephone Co.	7.125%	3/15/26	425	543
Qwest Corp.	6.500%	6/1/17	1,125	1,231
Qwest Corp.	6.750%	12/1/21	7,140	8,262
Qwest Corp.	7.250%	9/15/25	1,400	1,669
Qwest Corp.	6.875%	9/15/33	3,175	3,175
Qwest Corp.	7.125%	11/15/43	4,500	4,618
Reed Elsevier Capital Inc.	3.125%	10/15/22	6,234	6,167
Rogers Communications Inc.	6.800%	8/15/18	7,350	8,477
Rogers Communications Inc.	3.000%	3/15/23	1,575	1,527

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Rogers Communications Inc.	4.100%	10/1/23	4,250	4,483
Rogers Communications Inc.	7.500%	8/15/38	100	139
Rogers Communications Inc.	4.500%	3/15/43	125	127
Rogers Communications Inc.	5.000%	3/15/44	15,025	16,417
Scripps Networks Interactive Inc.	2.750%	11/15/19	4,525	4,545
Scripps Networks Interactive Inc.	3.900%	11/15/24	2,275	2,299
TCI Communications Inc.	7.875%	2/15/26	1,375	1,914
TCI Communications Inc.	7.125%	2/15/28	450	605
Telefonica Emisiones SAU	3.992%	2/16/16	6,190	6,378
Telefonica Emisiones SAU	6.421%	6/20/16	4,975	5,332
Telefonica Emisiones SAU	3.192%	4/27/18	9,700	9,961
Telefonica Emisiones SAU	5.877%	7/15/19	13,400	15,269
Telefonica Emisiones SAU	5.134%	4/27/20	5,545	6,121
Telefonica Emisiones SAU	5.462%	2/16/21	5,540	6,201
Telefonica Emisiones SAU	4.570%	4/27/23	22,500	24,004
Telefonica Emisiones SAU	7.045%	6/20/36	12,760	17,005
Telefonica Europe BV	8.250%	9/15/30	1,500	2,083
Thomson Reuters Corp.	1.300%	2/23/17	1,750	1,744
Thomson Reuters Corp.	1.650%	9/29/17	500	498
Thomson Reuters Corp.	6.500%	7/15/18	4,225	4,815
Thomson Reuters Corp.	4.700%	10/15/19	1,625	1,760
Thomson Reuters Corp.	3.950%	9/30/21	3,500	3,686
Thomson Reuters Corp.	4.300%	11/23/23	2,675	2,843
Thomson Reuters Corp.	3.850%	9/29/24	1,000	1,010
Thomson Reuters Corp.	5.500%	8/15/35	2,975	3,374
Thomson Reuters Corp.	5.850%	4/15/40	10,610	12,498
Thomson Reuters Corp.	5.650%	11/23/43	2,500	2,897
Time Warner Cable Inc.	5.850%	5/1/17	5,600	6,115
Time Warner Cable Inc.	6.750%	7/1/18	12,625	14,478
Time Warner Cable Inc.	8.750%	2/14/19	8,100	10,027
Time Warner Cable Inc.	8.250%	4/1/19	12,550	15,359
Time Warner Cable Inc.	5.000%	2/1/20	4,295	4,732
Time Warner Cable Inc.	4.125%	2/15/21	3,806	4,054
Time Warner Cable Inc.	4.000%	9/1/21	3,050	3,227
Time Warner Cable Inc.	6.550%	5/1/37	11,970	15,411
Time Warner Cable Inc.	7.300%	7/1/38	7,733	10,648
Time Warner Cable Inc.	6.750%	6/15/39	4,572	5,977
Time Warner Cable Inc.	5.875%	11/15/40	8,475	10,076
Time Warner Cable Inc.	5.500%	9/1/41	11,100	12,783
Time Warner Cable Inc.	4.500%	9/15/42	9,725	10,012
Time Warner Cos. Inc.	7.570%	2/1/24	325	423
Time Warner Cos. Inc.	6.950%	1/15/28	7,050	9,053
Time Warner Entertainment Co. LP	8.375%	3/15/23	1,300	1,751
Time Warner Entertainment Co. LP	8.375%	7/15/33	3,400	5,119
Time Warner Inc.	3.150%	7/15/15	8,518	8,639
Time Warner Inc.	5.875%	11/15/16	2,525	2,739
Time Warner Inc.	2.100%	6/1/19	3,450	3,397
Time Warner Inc.	4.875%	3/15/20	8,360	9,218
Time Warner Inc.	4.700%	1/15/21	4,350	4,762
Time Warner Inc.	4.750%	3/29/21	7,975	8,724
Time Warner Inc.	4.000%	1/15/22	295	310
Time Warner Inc.	3.400%	6/15/22	250	253
Time Warner Inc.	4.050%	12/15/23	525	550
Time Warner Inc.	3.550%	6/1/24	4,000	4,028
Time Warner Inc.	7.625%	4/15/31	15,700	21,796

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Time Warner Inc.	7.700%	5/1/32	4,800	6,781
Time Warner Inc.	6.500%	11/15/36	9,090	11,446
Time Warner Inc.	6.200%	3/15/40	950	1,161
Time Warner Inc.	6.100%	7/15/40	4,150	5,018
Time Warner Inc.	6.250%	3/29/41	5,275	6,522
Time Warner Inc.	5.375%	10/15/41	295	334
Time Warner Inc.	4.900%	6/15/42	2,985	3,169
Time Warner Inc.	5.350%	12/15/43	6,200	7,042
Time Warner Inc.	4.650%	6/1/44	4,000	4,180
Verizon Communications Inc.	0.700%	11/2/15	250	250
Verizon Communications Inc.	2.500%	9/15/16	6,752	6,898
Verizon Communications Inc.	2.000%	11/1/16	19,546	19,840
Verizon Communications Inc.	1.350%	6/9/17	7,350	7,319
Verizon Communications Inc.	1.100%	11/1/17	1,350	1,331
Verizon Communications Inc.	5.500%	2/15/18	8,575	9,510
Verizon Communications Inc.	6.100%	4/15/18	3,245	3,672
Verizon Communications Inc.	3.650%	9/14/18	21,120	22,306
Verizon Communications Inc.	6.350%	4/1/19	6,925	8,026
7 Verizon Communications Inc.	2.625%	2/21/20	12,119	11,978
Verizon Communications Inc.	4.500%	9/15/20	32,475	35,269
Verizon Communications Inc.	3.450%	3/15/21	9,775	9,994
Verizon Communications Inc.	4.600%	4/1/21	6,460	6,998
Verizon Communications Inc.	3.000%	11/1/21	5,225	5,142
Verizon Communications Inc.	3.500%	11/1/21	7,185	7,351
Verizon Communications Inc.	2.450%	11/1/22	11,450	10,776
Verizon Communications Inc.	5.150%	9/15/23	68,075	75,403
Verizon Communications Inc.	4.150%	3/15/24	5,250	5,436
Verizon Communications Inc.	3.500%	11/1/24	9,000	8,860
Verizon Communications Inc.	7.750%	12/1/30	3,640	5,047
Verizon Communications Inc.	6.400%	9/15/33	25,469	31,592
Verizon Communications Inc.	5.050%	3/15/34	14,200	15,261
Verizon Communications Inc.	4.400%	11/1/34	10,000	10,031
Verizon Communications Inc.	5.850%	9/15/35	7,650	8,990
Verizon Communications Inc.	6.250%	4/1/37	4,825	5,960
Verizon Communications Inc.	6.400%	2/15/38	12,500	15,463
Verizon Communications Inc.	6.900%	4/15/38	5,125	6,731
Verizon Communications Inc.	7.350%	4/1/39	8,800	12,094
Verizon Communications Inc.	6.000%	4/1/41	5,155	6,119
Verizon Communications Inc.	4.750%	11/1/41	8,175	8,393
Verizon Communications Inc.	3.850%	11/1/42	4,200	3,759
Verizon Communications Inc.	6.550%	9/15/43	66,246	84,620
7 Verizon Communications Inc.	4.862%	8/21/46	12,940	13,292
7 Verizon Communications Inc.	5.012%	8/21/54	37,502	38,796
Verizon Maryland LLC	5.125%	6/15/33	3,025	3,176
Verizon New England Inc.	7.875%	11/15/29	1,225	1,605
Verizon New York Inc.	7.375%	4/1/32	7,900	9,917
Viacom Inc.	2.500%	12/15/16	300	310
Viacom Inc.	3.500%	4/1/17	5,335	5,557
Viacom Inc.	6.125%	10/5/17	1,250	1,393
Viacom Inc.	2.500%	9/1/18	3,025	3,058
Viacom Inc.	2.200%	4/1/19	2,075	2,046
Viacom Inc.	5.625%	9/15/19	8,470	9,514
Viacom Inc.	3.875%	12/15/21	13,790	14,287
Viacom Inc.	4.250%	9/1/23	8,600	8,863
Viacom Inc.	3.875%	4/1/24	4,000	3,992

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Viacom Inc.	6.875%	4/30/36	12,335	15,657
Viacom Inc.	4.500%	2/27/42	2,500	2,363
Viacom Inc.	4.375%	3/15/43	333	307
Viacom Inc.	5.850%	9/1/43	7,850	8,736
Viacom Inc.	5.250%	4/1/44	2,000	2,106
Vodafone Group plc	5.625%	2/27/17	16,490	17,869
Vodafone Group plc	1.625%	3/20/17	1,300	1,299
Vodafone Group plc	1.250%	9/26/17	13,725	13,552
Vodafone Group plc	1.500%	2/19/18	5,400	5,306
Vodafone Group plc	4.625%	7/15/18	2,200	2,376
Vodafone Group plc	5.450%	6/10/19	10,500	11,813
Vodafone Group plc	4.375%	3/16/21	1,343	1,431
Vodafone Group plc	2.500%	9/26/22	1,500	1,413
Vodafone Group plc	2.950%	2/19/23	7,625	7,320
Vodafone Group plc	7.875%	2/15/30	2,588	3,592
Vodafone Group plc	6.250%	11/30/32	2,675	3,281
Vodafone Group plc	6.150%	2/27/37	8,020	9,689
Vodafone Group plc	4.375%	2/19/43	6,175	6,027
Walt Disney Co.	0.450%	12/1/15	1,650	1,650
Walt Disney Co.	1.350%	8/16/16	235	237
Walt Disney Co.	5.625%	9/15/16	3,425	3,706
Walt Disney Co.	1.125%	2/15/17	3,775	3,780
Walt Disney Co.	0.875%	5/30/17	6,275	6,235
Walt Disney Co.	1.100%	12/1/17	4,000	3,978
Walt Disney Co.	5.875%	12/15/17	1,875	2,112
Walt Disney Co.	1.850%	5/30/19	6,300	6,263
Walt Disney Co.	2.350%	12/1/22	4,700	4,613
Walt Disney Co.	7.000%	3/1/32	2,025	2,935
Walt Disney Co.	4.125%	12/1/41	9,133	9,637
Walt Disney Co.	3.700%	12/1/42	3,575	3,547
Walt Disney Co.	4.125%	6/1/44	8,575	8,994
WPP Finance 2010	4.750%	11/21/21	7,701	8,416
WPP Finance 2010	3.750%	9/19/24	3,325	3,335
WPP Finance 2010	5.125%	9/7/42	700	747
WPP Finance 2010	5.625%	11/15/43	3,350	3,821

Consumer Cyclical (1.7%)
Advance Auto Parts Inc.	5.750%	5/1/20	1,275	1,428
Advance Auto Parts Inc.	4.500%	1/15/22	325	345
Advance Auto Parts Inc.	4.500%	12/1/23	1,850	1,976
7 Alibaba Group Holding Ltd.	1.625%	11/28/17	9,525	9,483
7 Alibaba Group Holding Ltd.	2.500%	11/28/19	12,750	12,567
7 Alibaba Group Holding Ltd.	3.125%	11/28/21	2,300	2,274
7 Alibaba Group Holding Ltd.	3.600%	11/28/24	7,000	6,939
7 Alibaba Group Holding Ltd.	4.500%	11/28/34	4,520	4,619
Amazon.com Inc.	1.200%	11/29/17	6,650	6,578
Amazon.com Inc.	2.600%	12/5/19	4,500	4,543
Amazon.com Inc.	3.300%	12/5/21	8,000	8,116
Amazon.com Inc.	2.500%	11/29/22	4,300	4,071
Amazon.com Inc.	3.800%	12/5/24	3,400	3,490
Amazon.com Inc.	4.800%	12/5/34	9,000	9,417
Amazon.com Inc.	4.950%	12/5/44	8,000	8,271
American Honda Finance Corp.	1.125%	10/7/16	5,000	5,024
American Honda Finance Corp.	1.200%	7/14/17	7,700	7,673
American Honda Finance Corp.	1.550%	12/11/17	20,000	20,067

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
American Honda Finance Corp.	2.125%	10/10/18	3,650	3,670
American Honda Finance Corp.	2.250%	8/15/19	3,550	3,560
AutoNation Inc.	6.750%	4/15/18	2,300	2,573
AutoZone Inc.	1.300%	1/13/17	7,950	7,926
AutoZone Inc.	7.125%	8/1/18	7,100	8,275
AutoZone Inc.	3.700%	4/15/22	3,000	3,091
Bed Bath & Beyond Inc.	3.749%	8/1/24	1,000	1,012
Bed Bath & Beyond Inc.	4.915%	8/1/34	1,475	1,510
Bed Bath & Beyond Inc.	5.165%	8/1/44	4,525	4,714
BorgWarner Inc.	4.625%	9/15/20	400	438
Brinker International Inc.	2.600%	5/15/18	6,938	6,920
Brinker International Inc.	3.875%	5/15/23	15,225	15,133
Carnival Corp.	1.200%	2/5/16	1,600	1,599
Carnival Corp.	1.875%	12/15/17	1,250	1,240
Carnival Corp.	3.950%	10/15/20	1,175	1,229
Costco Wholesale Corp.	0.650%	12/7/15	5,000	5,007
Costco Wholesale Corp.	5.500%	3/15/17	5,400	5,912
Costco Wholesale Corp.	1.125%	12/15/17	8,175	8,126
Costco Wholesale Corp.	1.700%	12/15/19	6,500	6,396
Cummins Inc.	3.650%	10/1/23	2,750	2,904
Cummins Inc.	4.875%	10/1/43	3,175	3,691
CVS Health Corp.	3.250%	5/18/15	2,245	2,267
CVS Health Corp.	6.125%	8/15/16	1,425	1,539
CVS Health Corp.	1.200%	12/5/16	650	652
CVS Health Corp.	5.750%	6/1/17	7,727	8,527
CVS Health Corp.	2.250%	12/5/18	24,600	24,829
CVS Health Corp.	2.750%	12/1/22	5,250	5,115
CVS Health Corp.	4.000%	12/5/23	5,570	5,904
CVS Health Corp.	5.750%	5/15/41	3,595	4,467
CVS Health Corp.	5.300%	12/5/43	10,650	12,730
7 Daimler Finance North America LLC	2.625%	9/15/16	2,300	2,356
Daimler Finance North America LLC	8.500%	1/18/31	7,620	11,653
Darden Restaurants Inc.	6.450%	10/15/17	2,025	2,228
Delphi Corp.	6.125%	5/15/21	1,700	1,844
Delphi Corp.	5.000%	2/15/23	5,550	5,911
Delphi Corp.	4.150%	3/15/24	1,525	1,579
Dollar General Corp.	3.250%	4/15/23	10,420	9,487
eBay Inc.	1.350%	7/15/17	5,375	5,335
eBay Inc.	2.200%	8/1/19	6,925	6,898
eBay Inc.	3.250%	10/15/20	5,425	5,499
eBay Inc.	2.875%	8/1/21	4,025	3,983
eBay Inc.	2.600%	7/15/22	3,500	3,322
eBay Inc.	3.450%	8/1/24	7,125	7,005
eBay Inc.	4.000%	7/15/42	3,575	3,183
Expedia Inc.	7.456%	8/15/18	250	291
Expedia Inc.	5.950%	8/15/20	10,800	11,973
Family Dollar Stores Inc.	5.000%	2/1/21	1,275	1,342
Ford Holdings LLC	9.300%	3/1/30	175	260
Ford Motor Co.	6.500%	8/1/18	1,025	1,166
Ford Motor Co.	6.625%	10/1/28	3,075	3,725
Ford Motor Co.	6.375%	2/1/29	2,375	2,830
Ford Motor Co.	7.450%	7/16/31	9,475	12,861
Ford Motor Co.	4.750%	1/15/43	12,825	13,465
Ford Motor Co.	7.400%	11/1/46	2,650	3,775
Ford Motor Credit Co. LLC	4.207%	4/15/16	11,915	12,334

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Ford Motor Credit Co. LLC	3.984%	6/15/16	1,875	1,942
Ford Motor Credit Co. LLC	8.000%	12/15/16	12,075	13,526
Ford Motor Credit Co. LLC	4.250%	2/3/17	2,750	2,889
Ford Motor Credit Co. LLC	3.000%	6/12/17	8,500	8,723
Ford Motor Credit Co. LLC	6.625%	8/15/17	15,225	16,980
Ford Motor Credit Co. LLC	1.724%	12/6/17	5,500	5,437
Ford Motor Credit Co. LLC	2.375%	1/16/18	6,500	6,538
Ford Motor Credit Co. LLC	5.000%	5/15/18	11,375	12,361
Ford Motor Credit Co. LLC	2.375%	3/12/19	19,500	19,348
Ford Motor Credit Co. LLC	2.597%	11/4/19	9,750	9,690
Ford Motor Credit Co. LLC	8.125%	1/15/20	12,565	15,566
Ford Motor Credit Co. LLC	5.750%	2/1/21	10,075	11,553
Ford Motor Credit Co. LLC	5.875%	8/2/21	9,350	10,815
Ford Motor Credit Co. LLC	4.250%	9/20/22	4,725	5,015
Ford Motor Credit Co. LLC	4.375%	8/6/23	8,325	8,848
Gap Inc.	5.950%	4/12/21	13,675	15,561
Home Depot Inc.	5.400%	3/1/16	7,970	8,399
Home Depot Inc.	2.250%	9/10/18	8,800	8,975
Home Depot Inc.	2.000%	6/15/19	5,750	5,759
Home Depot Inc.	4.400%	4/1/21	3,230	3,578
Home Depot Inc.	2.700%	4/1/23	7,000	6,923
Home Depot Inc.	3.750%	2/15/24	14,080	15,031
Home Depot Inc.	5.875%	12/16/36	15,937	20,757
Home Depot Inc.	5.400%	9/15/40	2,490	3,071
Home Depot Inc.	5.950%	4/1/41	5,575	7,325
Home Depot Inc.	4.200%	4/1/43	5,000	5,259
Home Depot Inc.	4.875%	2/15/44	7,800	9,047
Home Depot Inc.	4.400%	3/15/45	3,000	3,284
Host Hotels & Resorts LP	5.875%	6/15/19	7,701	8,086
Host Hotels & Resorts LP	6.000%	10/1/21	3,000	3,450
Host Hotels & Resorts LP	5.250%	3/15/22	3,794	4,121
Host Hotels & Resorts LP	3.750%	10/15/23	1,125	1,119
Hyatt Hotels Corp.	3.375%	7/15/23	4,450	4,387
International Game Technology	7.500%	6/15/19	5,390	5,755
International Game Technology	5.500%	6/15/20	2,105	2,184
Johnson Controls Inc.	5.500%	1/15/16	4,000	4,191
Johnson Controls Inc.	2.600%	12/1/16	1,475	1,512
Johnson Controls Inc.	5.000%	3/30/20	2,300	2,523
Johnson Controls Inc.	4.250%	3/1/21	5,405	5,807
Johnson Controls Inc.	3.750%	12/1/21	1,425	1,484
Johnson Controls Inc.	3.625%	7/2/24	5,000	5,046
Johnson Controls Inc.	6.000%	1/15/36	350	418
Johnson Controls Inc.	5.700%	3/1/41	795	941
Johnson Controls Inc.	5.250%	12/1/41	1,475	1,648
Johnson Controls Inc.	4.625%	7/2/44	2,500	2,569
Johnson Controls Inc.	4.950%	7/2/64	1,425	1,472
Kohl’s Corp.	6.250%	12/15/17	2,625	2,928
Kohl’s Corp.	4.000%	11/1/21	2,955	3,067
Kohl’s Corp.	3.250%	2/1/23	1,750	1,699
Kohl’s Corp.	6.000%	1/15/33	5,093	5,664
Kohl’s Corp.	6.875%	12/15/37	700	884
Lowe’s Cos. Inc.	5.400%	10/15/16	1,925	2,071
Lowe’s Cos. Inc.	6.100%	9/15/17	875	983
Lowe’s Cos. Inc.	4.625%	4/15/20	3,355	3,700
Lowe’s Cos. Inc.	3.750%	4/15/21	4,045	4,337

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Lowe’s Cos. Inc.	3.800%	11/15/21	3,775	4,043
Lowe’s Cos. Inc.	3.120%	4/15/22	2,125	2,174
Lowe’s Cos. Inc.	3.875%	9/15/23	5,325	5,679
Lowe’s Cos. Inc.	3.125%	9/15/24	13,350	13,455
Lowe’s Cos. Inc.	6.875%	2/15/28	350	453
Lowe’s Cos. Inc.	6.500%	3/15/29	1,050	1,327
Lowe’s Cos. Inc.	5.800%	10/15/36	6,575	8,234
Lowe’s Cos. Inc.	5.800%	4/15/40	120	152
Lowe’s Cos. Inc.	5.125%	11/15/41	1,200	1,402
Lowe’s Cos. Inc.	4.650%	4/15/42	6,800	7,559
Lowe’s Cos. Inc.	5.000%	9/15/43	5,650	6,613
Lowe’s Cos. Inc.	4.250%	9/15/44	6,250	6,614
Macy’s Retail Holdings Inc.	5.900%	12/1/16	2,626	2,850
Macy’s Retail Holdings Inc.	3.875%	1/15/22	9,100	9,472
Macy’s Retail Holdings Inc.	2.875%	2/15/23	10,608	10,296
Macy’s Retail Holdings Inc.	4.375%	9/1/23	5,715	6,143
Macy’s Retail Holdings Inc.	7.000%	2/15/28	2,600	3,292
Macy’s Retail Holdings Inc.	6.900%	4/1/29	1,500	1,910
Macy’s Retail Holdings Inc.	4.500%	12/15/34	8,000	8,056
Macy’s Retail Holdings Inc.	6.375%	3/15/37	2,750	3,502
Macy’s Retail Holdings Inc.	5.125%	1/15/42	7,025	7,654
Magna International Inc.	3.625%	6/15/24	3,570	3,591
Marriott International Inc.	3.000%	3/1/19	1,750	1,795
Marriott International Inc.	3.375%	10/15/20	1,050	1,078
Marriott International Inc.	3.125%	10/15/21	3,800	3,823
Marriott International Inc.	3.250%	9/15/22	7,925	7,951
MasterCard Inc.	2.000%	4/1/19	2,175	2,179
MasterCard Inc.	3.375%	4/1/24	4,150	4,258
McDonald’s Corp.	5.300%	3/15/17	300	326
McDonald’s Corp.	5.800%	10/15/17	4,050	4,527
McDonald’s Corp.	5.350%	3/1/18	4,995	5,534
McDonald’s Corp.	5.000%	2/1/19	4,525	5,036
McDonald’s Corp.	1.875%	5/29/19	6,450	6,397
McDonald’s Corp.	2.625%	1/15/22	11,090	11,037
McDonald’s Corp.	3.250%	6/10/24	600	611
McDonald’s Corp.	6.300%	10/15/37	325	425
McDonald’s Corp.	6.300%	3/1/38	1,825	2,400
McDonald’s Corp.	3.700%	2/15/42	12,525	12,015
McDonald’s Corp.	3.625%	5/1/43	1,550	1,436
NIKE Inc.	2.250%	5/1/23	375	364
NIKE Inc.	3.625%	5/1/43	6,125	6,060
Nordstrom Inc.	6.250%	1/15/18	5,625	6,355
Nordstrom Inc.	4.750%	5/1/20	2,675	2,959
Nordstrom Inc.	4.000%	10/15/21	7,190	7,691
Nordstrom Inc.	5.000%	1/15/44	3,335	3,795
NVR Inc.	3.950%	9/15/22	6,900	7,145
O’Reilly Automotive Inc.	4.875%	1/14/21	600	658
O’Reilly Automotive Inc.	3.800%	9/1/22	4,554	4,700
O’Reilly Automotive Inc.	3.850%	6/15/23	1,000	1,035
PACCAR Financial Corp.	1.150%	8/16/16	5,150	5,185
PACCAR Financial Corp.	1.600%	3/15/17	3,725	3,755
PACCAR Financial Corp.	1.100%	6/6/17	500	497
PACCAR Financial Corp.	1.400%	11/17/17	2,950	2,943
PACCAR Financial Corp.	2.200%	9/15/19	1,600	1,604
QVC Inc.	3.125%	4/1/19	1,550	1,550

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
QVC Inc.	5.125%	7/2/22	425	448
QVC Inc.	4.375%	3/15/23	650	652
QVC Inc.	4.850%	4/1/24	4,150	4,227
QVC Inc.	5.950%	3/15/43	3,075	3,237
Ralph Lauren Corp.	2.125%	9/26/18	1,675	1,687
Ross Stores Inc.	3.375%	9/15/24	1,500	1,501
Signet UK Finance plc	4.700%	6/15/24	2,300	2,217
Staples Inc.	2.750%	1/12/18	9,000	8,989
Staples Inc.	4.375%	1/12/23	2,628	2,636
Starbucks Corp.	0.875%	12/5/16	2,525	2,518
Starbucks Corp.	2.000%	12/5/18	1,700	1,716
Starbucks Corp.	3.850%	10/1/23	5,350	5,714
Starwood Hotels & Resorts Worldwide Inc.	3.125%	2/15/23	5,500	5,333
Target Corp.	5.875%	7/15/16	2,825	3,035
Target Corp.	5.375%	5/1/17	850	928
Target Corp.	6.000%	1/15/18	7,055	7,948
Target Corp.	2.300%	6/26/19	6,950	7,027
Target Corp.	3.875%	7/15/20	5,630	6,051
Target Corp.	2.900%	1/15/22	10,700	10,836
Target Corp.	3.500%	7/1/24	8,000	8,314
Target Corp.	6.350%	11/1/32	2,075	2,709
Target Corp.	6.500%	10/15/37	9,778	13,380
Target Corp.	7.000%	1/15/38	4,000	5,767
Target Corp.	4.000%	7/1/42	5,000	5,087
7 Tiffany & Co.	3.800%	10/1/24	1,225	1,233
7 Tiffany & Co.	4.900%	10/1/44	1,650	1,701
TJX Cos. Inc.	6.950%	4/15/19	1,425	1,694
TJX Cos. Inc.	2.750%	6/15/21	9,100	9,130
TJX Cos. Inc.	2.500%	5/15/23	4,550	4,370
Toyota Motor Credit Corp.	2.800%	1/11/16	1,890	1,931
Toyota Motor Credit Corp.	2.000%	9/15/16	3,125	3,182
Toyota Motor Credit Corp.	2.050%	1/12/17	15,855	16,163
Toyota Motor Credit Corp.	1.125%	5/16/17	4,800	4,784
Toyota Motor Credit Corp.	1.250%	10/5/17	9,100	9,072
Toyota Motor Credit Corp.	1.375%	1/10/18	6,125	6,095
Toyota Motor Credit Corp.	2.000%	10/24/18	7,625	7,691
Toyota Motor Credit Corp.	2.100%	1/17/19	9,975	10,032
Toyota Motor Credit Corp.	2.125%	7/18/19	7,500	7,507
Toyota Motor Credit Corp.	4.500%	6/17/20	1,723	1,899
Toyota Motor Credit Corp.	4.250%	1/11/21	2,200	2,416
Toyota Motor Credit Corp.	2.750%	5/17/21	7,500	7,590
Toyota Motor Credit Corp.	3.400%	9/15/21	1,845	1,930
Toyota Motor Credit Corp.	3.300%	1/12/22	3,725	3,872
Toyota Motor Credit Corp.	2.625%	1/10/23	6,975	6,903
VF Corp.	5.950%	11/1/17	1,975	2,226
VF Corp.	3.500%	9/1/21	4,695	4,966
VF Corp.	6.450%	11/1/37	1,275	1,715
Wal-Mart Stores Inc.	4.500%	7/1/15	2,225	2,270
Wal-Mart Stores Inc.	5.375%	4/5/17	625	683
Wal-Mart Stores Inc.	5.800%	2/15/18	8,295	9,377
Wal-Mart Stores Inc.	1.950%	12/15/18	10,375	10,457
Wal-Mart Stores Inc.	3.625%	7/8/20	4,750	5,073
Wal-Mart Stores Inc.	3.250%	10/25/20	6,795	7,140
Wal-Mart Stores Inc.	4.250%	4/15/21	13,235	14,588
Wal-Mart Stores Inc.	2.550%	4/11/23	5,000	4,930

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Wal-Mart Stores Inc.	3.300%	4/22/24	21,000	21,644
Wal-Mart Stores Inc.	5.875%	4/5/27	11,800	15,087
Wal-Mart Stores Inc.	7.550%	2/15/30	3,650	5,381
Wal-Mart Stores Inc.	5.250%	9/1/35	3,280	3,953
Wal-Mart Stores Inc.	6.500%	8/15/37	8,515	11,669
Wal-Mart Stores Inc.	6.200%	4/15/38	13,305	17,844
Wal-Mart Stores Inc.	5.625%	4/1/40	2,050	2,605
Wal-Mart Stores Inc.	4.875%	7/8/40	8,595	9,978
Wal-Mart Stores Inc.	5.000%	10/25/40	5,300	6,266
Wal-Mart Stores Inc.	5.625%	4/15/41	13,545	17,244
Wal-Mart Stores Inc.	4.000%	4/11/43	5,000	5,176
Wal-Mart Stores Inc.	4.750%	10/2/43	13,350	15,566
Wal-Mart Stores Inc.	4.300%	4/22/44	9,400	10,268
Walgreen Co.	1.800%	9/15/17	14,300	14,331
Walgreen Co.	5.250%	1/15/19	1,970	2,186
Walgreen Co.	3.100%	9/15/22	3,550	3,507
Walgreen Co.	4.400%	9/15/42	1,300	1,303
Walgreens Boots Alliance Inc.	1.750%	11/17/17	6,000	6,017
Walgreens Boots Alliance Inc.	2.700%	11/18/19	9,000	9,044
Walgreens Boots Alliance Inc.	3.300%	11/18/21	5,300	5,339
Walgreens Boots Alliance Inc.	3.800%	11/18/24	7,000	7,133
Walgreens Boots Alliance Inc.	4.500%	11/18/34	5,975	6,218
Walgreens Boots Alliance Inc.	4.800%	11/18/44	9,000	9,493
Western Union Co.	5.930%	10/1/16	1,825	1,960
Western Union Co.	5.253%	4/1/20	347	381
Western Union Co.	6.200%	11/17/36	3,350	3,437
Western Union Co.	6.200%	6/21/40	1,100	1,166
Wyndham Worldwide Corp.	2.500%	3/1/18	975	974
Wyndham Worldwide Corp.	4.250%	3/1/22	9,740	9,969
Wyndham Worldwide Corp.	3.900%	3/1/23	600	593
Yum! Brands Inc.	4.250%	9/15/15	2,000	2,047
Yum! Brands Inc.	6.250%	4/15/16	2,850	3,024
Yum! Brands Inc.	6.250%	3/15/18	379	424
Yum! Brands Inc.	5.300%	9/15/19	685	762
Yum! Brands Inc.	3.875%	11/1/20	1,175	1,224
Yum! Brands Inc.	5.350%	11/1/43	2,000	2,199

Consumer Noncyclical (3.4%)
Abbott Laboratories	5.125%	4/1/19	13,902	15,579
Abbott Laboratories	4.125%	5/27/20	3,000	3,255
Abbott Laboratories	6.150%	11/30/37	2,405	3,253
Abbott Laboratories	6.000%	4/1/39	350	472
Abbott Laboratories	5.300%	5/27/40	2,255	2,758
AbbVie Inc.	1.750%	11/6/17	16,785	16,824
AbbVie Inc.	2.000%	11/6/18	12,725	12,678
AbbVie Inc.	2.900%	11/6/22	13,182	12,963
AbbVie Inc.	4.400%	11/6/42	15,300	15,708
Actavis Funding SCS	1.300%	6/15/17	13,600	13,341
Actavis Funding SCS	2.450%	6/15/19	4,400	4,329
Actavis Funding SCS	3.850%	6/15/24	7,100	7,128
Actavis Funding SCS	4.850%	6/15/44	11,050	11,187
Actavis Inc.	1.875%	10/1/17	4,525	4,496
Actavis Inc.	3.250%	10/1/22	8,300	8,088
Actavis Inc.	4.625%	10/1/42	1,225	1,200
Agilent Technologies Inc.	3.200%	10/1/22	4,315	4,216

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Agilent Technologies Inc.	3.875%	7/15/23	4,500	4,511
Allergan Inc.	5.750%	4/1/16	400	421
Allergan Inc.	3.375%	9/15/20	5,000	5,058
Altria Group Inc.	9.700%	11/10/18	3,244	4,121
Altria Group Inc.	9.250%	8/6/19	401	515
Altria Group Inc.	2.625%	1/14/20	11,500	11,512
Altria Group Inc.	4.750%	5/5/21	7,150	7,910
Altria Group Inc.	2.850%	8/9/22	10,050	9,801
Altria Group Inc.	2.950%	5/2/23	425	411
Altria Group Inc.	4.000%	1/31/24	15,100	15,788
Altria Group Inc.	9.950%	11/10/38	3,559	6,103
Altria Group Inc.	10.200%	2/6/39	9,395	16,397
Altria Group Inc.	4.250%	8/9/42	3,400	3,295
Altria Group Inc.	4.500%	5/2/43	5,175	5,211
Altria Group Inc.	5.375%	1/31/44	7,325	8,337
AmerisourceBergen Corp.	1.150%	5/15/17	5,070	5,032
AmerisourceBergen Corp.	4.875%	11/15/19	975	1,080
AmerisourceBergen Corp.	3.500%	11/15/21	5,200	5,363
AmerisourceBergen Corp.	3.400%	5/15/24	4,000	4,006
Amgen Inc.	2.300%	6/15/16	2,820	2,870
Amgen Inc.	2.500%	11/15/16	1,660	1,692
Amgen Inc.	2.125%	5/15/17	3,825	3,878
Amgen Inc.	1.250%	5/22/17	3,800	3,769
Amgen Inc.	5.850%	6/1/17	7,750	8,543
Amgen Inc.	6.150%	6/1/18	6,505	7,395
Amgen Inc.	5.700%	2/1/19	6,714	7,540
Amgen Inc.	2.200%	5/22/19	1,650	1,644
Amgen Inc.	3.450%	10/1/20	825	858
Amgen Inc.	4.100%	6/15/21	6,765	7,255
Amgen Inc.	3.875%	11/15/21	1,660	1,747
Amgen Inc.	3.625%	5/15/22	17,075	17,569
Amgen Inc.	3.625%	5/22/24	13,500	13,720
Amgen Inc.	6.375%	6/1/37	12,200	15,275
Amgen Inc.	6.900%	6/1/38	5,023	6,654
Amgen Inc.	6.400%	2/1/39	4,250	5,388
Amgen Inc.	5.750%	3/15/40	2,665	3,188
Amgen Inc.	4.950%	10/1/41	7,275	7,821
Amgen Inc.	5.150%	11/15/41	12,311	13,892
Amgen Inc.	5.650%	6/15/42	3,800	4,521
Anheuser-Busch Cos. LLC	5.600%	3/1/17	1,375	1,499
Anheuser-Busch Cos. LLC	5.500%	1/15/18	6,307	7,009
Anheuser-Busch Cos. LLC	6.800%	8/20/32	775	1,066
Anheuser-Busch Cos. LLC	5.750%	4/1/36	2,705	3,335
Anheuser-Busch InBev Finance Inc.	0.800%	1/15/16	5,000	5,009
Anheuser-Busch InBev Finance Inc.	1.125%	1/27/17	1,500	1,503
Anheuser-Busch InBev Finance Inc.	1.250%	1/17/18	13,465	13,310
Anheuser-Busch InBev Finance Inc.	2.150%	2/1/19	7,000	7,027
Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	14,425	14,001
Anheuser-Busch InBev Finance Inc.	3.700%	2/1/24	8,850	9,203
Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	17,825	17,630
Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	4,225	4,588
Anheuser-Busch InBev Worldwide Inc.	2.875%	2/15/16	1,893	1,937
Anheuser-Busch InBev Worldwide Inc.	1.375%	7/15/17	17,545	17,532
Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	12,685	15,360
Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	5,525	6,638

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	16,040	18,164
Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	4,450	4,982
Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	3,875	4,231
Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	11,800	11,459
Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	4,715	7,284
Anheuser-Busch InBev Worldwide Inc.	6.375%	1/15/40	3,075	4,010
Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	10,450	9,824
Archer-Daniels-Midland Co.	8.375%	4/15/17	100	116
Archer-Daniels-Midland Co.	5.450%	3/15/18	6,825	7,601
Archer-Daniels-Midland Co.	4.479%	3/1/21	2,145	2,370
Archer-Daniels-Midland Co.	5.935%	10/1/32	650	835
Archer-Daniels-Midland Co.	5.375%	9/15/35	3,225	3,914
Archer-Daniels-Midland Co.	5.765%	3/1/41	4,970	6,379
Archer-Daniels-Midland Co.	4.016%	4/16/43	2,125	2,132
4 Ascension Health Alliance	4.847%	11/15/53	4,875	5,486
AstraZeneca plc	5.900%	9/15/17	11,965	13,374
AstraZeneca plc	1.950%	9/18/19	2,500	2,490
AstraZeneca plc	6.450%	9/15/37	16,605	22,267
AstraZeneca plc	4.000%	9/18/42	5,925	5,825
Baptist Health South Florida Obligated
Group Revenue	4.590%	8/15/21	850	934
Baxter International Inc.	5.900%	9/1/16	1,250	1,346
Baxter International Inc.	1.850%	1/15/17	8,350	8,444
Baxter International Inc.	4.250%	3/15/20	3,000	3,225
Baxter International Inc.	2.400%	8/15/22	8,535	8,144
Baxter International Inc.	3.200%	6/15/23	4,911	4,933
Baxter International Inc.	3.650%	8/15/42	1,400	1,334
Beam Suntory Inc.	1.875%	5/15/17	1,825	1,834
Beam Suntory Inc.	1.750%	6/15/18	1,525	1,511
Beam Suntory Inc.	3.250%	5/15/22	1,400	1,410
Beam Suntory Inc.	3.250%	6/15/23	850	837
Becton Dickinson & Co.	1.750%	11/8/16	90	91
Becton Dickinson & Co.	1.800%	12/15/17	6,000	6,025
Becton Dickinson & Co.	5.000%	5/15/19	450	497
Becton Dickinson & Co.	2.675%	12/15/19	3,050	3,074
Becton Dickinson & Co.	3.250%	11/12/20	8,340	8,468
Becton Dickinson & Co.	3.125%	11/8/21	2,985	2,999
Becton Dickinson & Co.	3.734%	12/15/24	6,000	6,173
Becton Dickinson & Co.	5.000%	11/12/40	6,622	7,150
Becton Dickinson & Co.	4.685%	12/15/44	5,400	5,808
Biogen Idec Inc.	6.875%	3/1/18	600	691
Boston Scientific Corp.	6.400%	6/15/16	4,500	4,814
Boston Scientific Corp.	5.125%	1/12/17	3,750	3,992
Boston Scientific Corp.	2.650%	10/1/18	4,050	4,080
Boston Scientific Corp.	6.000%	1/15/20	3,870	4,358
Boston Scientific Corp.	4.125%	10/1/23	7,600	7,770
Boston Scientific Corp.	7.000%	11/15/35	2,850	3,650
Boston Scientific Corp.	7.375%	1/15/40	1,125	1,509
Bottling Group LLC	5.500%	4/1/16	7,050	7,460
Bottling Group LLC	5.125%	1/15/19	4,119	4,602
Bristol-Myers Squibb Co.	0.875%	8/1/17	3,000	2,973
Bristol-Myers Squibb Co.	1.750%	3/1/19	5,375	5,334
Bristol-Myers Squibb Co.	2.000%	8/1/22	3,275	3,097
Bristol-Myers Squibb Co.	7.150%	6/15/23	100	131
Bristol-Myers Squibb Co.	3.250%	11/1/23	3,625	3,714

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Bristol-Myers Squibb Co.	6.800%	11/15/26	100	134
Bristol-Myers Squibb Co.	5.875%	11/15/36	2,863	3,667
Bristol-Myers Squibb Co.	6.125%	5/1/38	910	1,189
Bristol-Myers Squibb Co.	3.250%	8/1/42	1,925	1,689
Bristol-Myers Squibb Co.	4.500%	3/1/44	2,000	2,187
Brown-Forman Corp.	1.000%	1/15/18	800	786
Brown-Forman Corp.	2.250%	1/15/23	1,375	1,308
Brown-Forman Corp.	3.750%	1/15/43	1,800	1,783
Bunge Ltd. Finance Corp.	5.100%	7/15/15	575	587
Bunge Ltd. Finance Corp.	8.500%	6/15/19	6,975	8,578
Campbell Soup Co.	3.050%	7/15/17	525	543
Campbell Soup Co.	4.250%	4/15/21	2,175	2,359
Campbell Soup Co.	2.500%	8/2/22	4,000	3,831
Campbell Soup Co.	3.800%	8/2/42	2,800	2,568
Cardinal Health Inc.	1.700%	3/15/18	3,850	3,819
Cardinal Health Inc.	4.625%	12/15/20	4,935	5,391
Cardinal Health Inc.	3.200%	6/15/22	5,000	5,003
Cardinal Health Inc.	3.200%	3/15/23	3,450	3,450
Cardinal Health Inc.	4.600%	3/15/43	475	500
CareFusion Corp.	6.375%	8/1/19	8,085	9,342
Catholic Health Initiatives Colorado GO	1.600%	11/1/17	2,150	2,145
4 Catholic Health Initiatives Colorado GO	4.350%	11/1/42	7,400	7,347
Celgene Corp.	2.300%	8/15/18	2,500	2,517
Celgene Corp.	2.250%	5/15/19	3,975	3,945
Celgene Corp.	3.950%	10/15/20	5,075	5,370
Celgene Corp.	3.250%	8/15/22	4,750	4,782
Celgene Corp.	4.000%	8/15/23	2,050	2,155
Celgene Corp.	3.625%	5/15/24	4,375	4,457
Celgene Corp.	5.700%	10/15/40	3,707	4,494
Celgene Corp.	5.250%	8/15/43	3,100	3,529
Celgene Corp.	4.625%	5/15/44	5,750	5,966
Children’s Hospital Medical Center Ohio GO	4.268%	5/15/44	1,350	1,413
Church & Dwight Co. Inc.	3.350%	12/15/15	1,000	1,022
Church & Dwight Co. Inc.	2.450%	12/15/19	4,000	3,994
Cleveland Clinic Foundation Ohio Revenue	4.858%	1/1/14	10,000	10,192
Clorox Co.	5.950%	10/15/17	2,832	3,160
Clorox Co.	3.050%	9/15/22	4,800	4,777
Clorox Co.	3.500%	12/15/24	3,425	3,448
Coca-Cola Co.	1.500%	11/15/15	3,775	3,810
Coca-Cola Co.	1.800%	9/1/16	7,900	8,032
Coca-Cola Co.	5.350%	11/15/17	7,825	8,682
Coca-Cola Co.	1.650%	3/14/18	725	732
Coca-Cola Co.	1.150%	4/1/18	4,121	4,075
Coca-Cola Co.	1.650%	11/1/18	7,100	7,087
Coca-Cola Co.	4.875%	3/15/19	5,910	6,627
Coca-Cola Co.	2.450%	11/1/20	6,600	6,650
Coca-Cola Co.	3.150%	11/15/20	1,100	1,150
Coca-Cola Co.	3.300%	9/1/21	2,530	2,656
Coca-Cola Co.	2.500%	4/1/23	5,000	4,915
Coca-Cola Co.	3.200%	11/1/23	15,700	16,187
Coca-Cola Enterprises Inc.	2.125%	9/15/15	1,595	1,612
Coca-Cola Enterprises Inc.	3.500%	9/15/20	2,350	2,440
Coca-Cola Femsa SAB de CV	4.625%	2/15/20	775	839
Coca-Cola Femsa SAB de CV	3.875%	11/26/23	10,250	10,749
Coca-Cola Femsa SAB de CV	5.250%	11/26/43	3,500	4,040

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Coca-Cola HBC Finance BV	5.500%	9/17/15	3,500	3,590
Coca-Cola Refreshments USA Inc.	8.500%	2/1/22	1,800	2,451
Colgate-Palmolive Co.	1.300%	1/15/17	4,375	4,398
Colgate-Palmolive Co.	2.450%	11/15/21	1,510	1,510
Colgate-Palmolive Co.	2.300%	5/3/22	7,025	6,922
Colgate-Palmolive Co.	1.950%	2/1/23	5,250	4,977
ConAgra Foods Inc.	1.300%	1/25/16	2,500	2,501
ConAgra Foods Inc.	5.819%	6/15/17	138	151
ConAgra Foods Inc.	1.900%	1/25/18	9,210	9,147
ConAgra Foods Inc.	2.100%	3/15/18	4,743	4,740
ConAgra Foods Inc.	7.000%	4/15/19	919	1,075
ConAgra Foods Inc.	3.250%	9/15/22	5,000	4,933
ConAgra Foods Inc.	3.200%	1/25/23	4,594	4,463
ConAgra Foods Inc.	7.125%	10/1/26	1,515	1,942
ConAgra Foods Inc.	8.250%	9/15/30	675	987
ConAgra Foods Inc.	6.625%	8/15/39	5,500	7,038
ConAgra Foods Inc.	4.650%	1/25/43	2,970	3,106
Covidien International Finance SA	6.000%	10/15/17	4,332	4,845
Covidien International Finance SA	3.200%	6/15/22	5,869	5,918
Covidien International Finance SA	2.950%	6/15/23	8,500	8,329
Covidien International Finance SA	6.550%	10/15/37	4,699	6,138
CR Bard Inc.	1.375%	1/15/18	8,300	8,204
CR Bard Inc.	4.400%	1/15/21	2,220	2,439
Delhaize America LLC	9.000%	4/15/31	1,530	2,071
Delhaize Group SA	6.500%	6/15/17	235	259
Delhaize Group SA	5.700%	10/1/40	14,041	14,708
DENTSPLY International Inc.	2.750%	8/15/16	100	102
DENTSPLY International Inc.	4.125%	8/15/21	2,025	2,123
Diageo Capital plc	0.625%	4/29/16	1,000	996
Diageo Capital plc	5.500%	9/30/16	425	458
Diageo Capital plc	1.500%	5/11/17	11,250	11,262
Diageo Capital plc	5.750%	10/23/17	8,676	9,658
Diageo Capital plc	4.828%	7/15/20	3,300	3,673
Diageo Capital plc	2.625%	4/29/23	16,000	15,539
Diageo Capital plc	5.875%	9/30/36	200	254
Diageo Capital plc	3.875%	4/29/43	1,200	1,179
Diageo Investment Corp.	2.875%	5/11/22	9,075	9,066
Diageo Investment Corp.	7.450%	4/15/35	200	290
Diageo Investment Corp.	4.250%	5/11/42	7,387	7,584
Dignity Health	2.637%	11/1/19	3,000	3,026
Dignity Health	3.812%	11/1/24	1,750	1,811
Dignity Health	5.267%	11/1/64	1,000	1,085
Dignity Health California GO	3.125%	11/1/22	900	890
Dignity Health California GO	4.500%	11/1/42	4,500	4,467
Dr Pepper Snapple Group Inc.	2.900%	1/15/16	3,045	3,107
Dr Pepper Snapple Group Inc.	6.820%	5/1/18	1,920	2,214
Dr Pepper Snapple Group Inc.	2.600%	1/15/19	9,785	9,927
Dr Pepper Snapple Group Inc.	2.000%	1/15/20	2,475	2,409
Dr Pepper Snapple Group Inc.	2.700%	11/15/22	1,300	1,270
Dr Pepper Snapple Group Inc.	7.450%	5/1/38	425	620
Edwards Lifesciences Corp.	2.875%	10/15/18	950	962
Eli Lilly & Co.	5.200%	3/15/17	3,925	4,269
Eli Lilly & Co.	1.950%	3/15/19	7,750	7,787
Eli Lilly & Co.	5.500%	3/15/27	2,950	3,561
Eli Lilly & Co.	5.550%	3/15/37	6,100	7,405

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Eli Lilly & Co.	5.950%	11/15/37	1,010	1,318
Eli Lilly & Co.	4.650%	6/15/44	4,600	5,161
Energizer Holdings Inc.	4.700%	5/19/21	1,325	1,374
Energizer Holdings Inc.	4.700%	5/24/22	1,750	1,808
Estee Lauder Cos. Inc.	2.350%	8/15/22	6,358	6,129
Estee Lauder Cos. Inc.	6.000%	5/15/37	200	256
Estee Lauder Cos. Inc.	3.700%	8/15/42	2,200	2,092
Express Scripts Holding Co.	3.125%	5/15/16	5,000	5,133
Express Scripts Holding Co.	2.650%	2/15/17	12,015	12,287
Express Scripts Holding Co.	4.750%	11/15/21	5,738	6,337
Express Scripts Holding Co.	3.900%	2/15/22	22,150	23,171
Express Scripts Holding Co.	3.500%	6/15/24	8,005	7,986
Express Scripts Holding Co.	6.125%	11/15/41	2,630	3,309
Flowers Foods Inc.	4.375%	4/1/22	1,500	1,584
Fomento Economico Mexicano SAB de CV	2.875%	5/10/23	600	567
Fomento Economico Mexicano SAB de CV	4.375%	5/10/43	2,600	2,487
General Mills Inc.	5.700%	2/15/17	2,525	2,759
General Mills Inc.	1.400%	10/20/17	3,500	3,486
General Mills Inc.	5.650%	2/15/19	8,175	9,263
General Mills Inc.	2.200%	10/21/19	5,700	5,661
General Mills Inc.	3.150%	12/15/21	5,875	6,071
General Mills Inc.	3.650%	2/15/24	2,725	2,832
General Mills Inc.	5.400%	6/15/40	4,505	5,325
Genzyme Corp.	3.625%	6/15/15	2,875	2,916
Gilead Sciences Inc.	3.050%	12/1/16	5,375	5,576
Gilead Sciences Inc.	2.050%	4/1/19	2,645	2,647
Gilead Sciences Inc.	2.350%	2/1/20	4,775	4,802
Gilead Sciences Inc.	4.500%	4/1/21	2,025	2,246
Gilead Sciences Inc.	4.400%	12/1/21	8,952	9,875
Gilead Sciences Inc.	3.700%	4/1/24	9,125	9,569
Gilead Sciences Inc.	3.500%	2/1/25	6,000	6,164
Gilead Sciences Inc.	5.650%	12/1/41	5,610	6,949
Gilead Sciences Inc.	4.800%	4/1/44	17,075	18,988
Gilead Sciences Inc.	4.500%	2/1/45	11,050	11,777
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	15,580	17,546
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	6,781	6,712
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	775	947
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	20,760	27,546
GlaxoSmithKline Capital Inc.	4.200%	3/18/43	2,175	2,240
GlaxoSmithKline Capital plc	1.500%	5/8/17	13,500	13,564
GlaxoSmithKline Capital plc	2.850%	5/8/22	7,725	7,725
Hasbro Inc.	6.300%	9/15/17	1,375	1,525
Hasbro Inc.	3.150%	5/15/21	6,650	6,680
Hasbro Inc.	6.350%	3/15/40	2,200	2,700
Hasbro Inc.	5.100%	5/15/44	4,750	4,945
Hershey Co.	5.450%	9/1/16	425	457
Hershey Co.	1.500%	11/1/16	2,125	2,150
Hershey Co.	4.125%	12/1/20	2,295	2,488
Hershey Co.	2.625%	5/1/23	1,750	1,716
Hormel Foods Corp.	4.125%	4/15/21	625	681
Ingredion Inc.	3.200%	11/1/15	1,700	1,729
Ingredion Inc.	4.625%	11/1/20	890	955
Ingredion Inc.	6.625%	4/15/37	575	727
International Flavors & Fragrances Inc.	3.200%	5/1/23	525	523
JM Smucker Co.	3.500%	10/15/21	995	1,044

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Johnson & Johnson	5.550%	8/15/17	2,050	2,283
Johnson & Johnson	5.150%	7/15/18	4,550	5,108
Johnson & Johnson	1.650%	12/5/18	1,250	1,252
Johnson & Johnson	2.950%	9/1/20	10,000	10,456
Johnson & Johnson	3.550%	5/15/21	2,325	2,527
Johnson & Johnson	2.450%	12/5/21	2,000	2,018
Johnson & Johnson	6.730%	11/15/23	1,203	1,579
Johnson & Johnson	3.375%	12/5/23	4,250	4,552
Johnson & Johnson	6.950%	9/1/29	1,300	1,868
Johnson & Johnson	4.950%	5/15/33	1,600	1,930
Johnson & Johnson	4.375%	12/5/33	19,104	21,329
Johnson & Johnson	5.950%	8/15/37	1,330	1,797
Johnson & Johnson	5.850%	7/15/38	3,397	4,652
Johnson & Johnson	4.500%	9/1/40	1,370	1,564
Johnson & Johnson	4.500%	12/5/43	1,000	1,156
Kaiser Foundation Hospitals	3.500%	4/1/22	900	925
Kaiser Foundation Hospitals	4.875%	4/1/42	8,800	10,189
Kellogg Co.	4.450%	5/30/16	3,200	3,367
Kellogg Co.	1.875%	11/17/16	4,400	4,463
Kellogg Co.	4.000%	12/15/20	9,005	9,648
Kellogg Co.	7.450%	4/1/31	1,375	1,855
Kimberly-Clark Corp.	6.125%	8/1/17	10,604	11,880
Kimberly-Clark Corp.	7.500%	11/1/18	800	961
Kimberly-Clark Corp.	3.625%	8/1/20	3,150	3,352
Kimberly-Clark Corp.	3.875%	3/1/21	2,940	3,211
Kimberly-Clark Corp.	2.400%	3/1/22	4,825	4,756
Kimberly-Clark Corp.	2.400%	6/1/23	1,600	1,544
Kimberly-Clark Corp.	6.625%	8/1/37	200	285
Kimberly-Clark Corp.	5.300%	3/1/41	1,950	2,415
Kimberly-Clark Corp.	3.700%	6/1/43	1,275	1,243
Koninklijke Philips NV	5.750%	3/11/18	2,725	3,040
Koninklijke Philips NV	3.750%	3/15/22	8,500	8,859
Koninklijke Philips NV	6.875%	3/11/38	4,795	6,585
Koninklijke Philips NV	5.000%	3/15/42	9,575	10,556
Kraft Foods Group Inc.	2.250%	6/5/17	2,150	2,186
Kraft Foods Group Inc.	6.125%	8/23/18	12,252	13,999
Kraft Foods Group Inc.	5.375%	2/10/20	2,539	2,879
Kraft Foods Group Inc.	3.500%	6/6/22	10,825	11,095
Kraft Foods Group Inc.	6.875%	1/26/39	8,150	10,750
Kraft Foods Group Inc.	6.500%	2/9/40	8,500	10,955
Kraft Foods Group Inc.	5.000%	6/4/42	5,375	5,889
Kroger Co.	3.900%	10/1/15	2,350	2,401
Kroger Co.	2.200%	1/15/17	6,775	6,886
Kroger Co.	6.400%	8/15/17	435	486
Kroger Co.	6.800%	12/15/18	2,400	2,796
Kroger Co.	2.300%	1/15/19	5,845	5,847
Kroger Co.	6.150%	1/15/20	650	752
Kroger Co.	3.300%	1/15/21	1,850	1,879
Kroger Co.	2.950%	11/1/21	5,650	5,600
Kroger Co.	3.850%	8/1/23	2,500	2,594
Kroger Co.	4.000%	2/1/24	1,093	1,151
Kroger Co.	7.700%	6/1/29	2,800	3,803
Kroger Co.	8.000%	9/15/29	8,675	12,004
Kroger Co.	7.500%	4/1/31	625	848
Kroger Co.	6.900%	4/15/38	5,000	6,618

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Kroger Co.	5.150%	8/1/43	1,000	1,129
Laboratory Corp. of America Holdings	5.625%	12/15/15	1,025	1,066
Laboratory Corp. of America Holdings	2.200%	8/23/17	9,175	9,267
Laboratory Corp. of America Holdings	2.500%	11/1/18	500	498
Laboratory Corp. of America Holdings	3.750%	8/23/22	725	743
Laboratory Corp. of America Holdings	4.000%	11/1/23	550	564
Life Technologies Corp.	3.500%	1/15/16	2,800	2,868
Life Technologies Corp.	6.000%	3/1/20	2,340	2,671
Life Technologies Corp.	5.000%	1/15/21	1,350	1,488
Lorillard Tobacco Co.	3.500%	8/4/16	13,355	13,759
Lorillard Tobacco Co.	2.300%	8/21/17	5,100	5,134
Lorillard Tobacco Co.	8.125%	6/23/19	2,825	3,424
Lorillard Tobacco Co.	3.750%	5/20/23	2,475	2,452
Lorillard Tobacco Co.	8.125%	5/1/40	2,239	3,128
Lorillard Tobacco Co.	7.000%	8/4/41	1,550	1,991
Mattel Inc.	2.500%	11/1/16	1,125	1,148
Mattel Inc.	1.700%	3/15/18	550	546
Mattel Inc.	2.350%	5/6/19	1,000	995
Mattel Inc.	3.150%	3/15/23	750	739
Mattel Inc.	5.450%	11/1/41	4,250	4,820
4 Mayo Clinic	3.774%	11/15/43	5,125	5,072
4 Mayo Clinic	4.000%	11/15/47	1,125	1,146
McCormick & Co. Inc.	3.900%	7/15/21	875	945
McCormick & Co. Inc.	3.500%	9/1/23	1,400	1,474
McKesson Corp.	3.250%	3/1/16	1,628	1,667
McKesson Corp.	5.700%	3/1/17	5,000	5,434
McKesson Corp.	1.292%	3/10/17	1,000	996
McKesson Corp.	7.500%	2/15/19	1,845	2,204
McKesson Corp.	2.284%	3/15/19	6,000	5,972
McKesson Corp.	4.750%	3/1/21	1,740	1,915
McKesson Corp.	2.700%	12/15/22	5,600	5,344
McKesson Corp.	3.796%	3/15/24	6,000	6,181
McKesson Corp.	6.000%	3/1/41	5,500	6,814
McKesson Corp.	4.883%	3/15/44	2,650	2,921
Mead Johnson Nutrition Co.	4.900%	11/1/19	2,309	2,540
Mead Johnson Nutrition Co.	5.900%	11/1/39	6,135	7,552
Mead Johnson Nutrition Co.	4.600%	6/1/44	3,800	4,018
Medco Health Solutions Inc.	7.125%	3/15/18	9,080	10,484
Medco Health Solutions Inc.	4.125%	9/15/20	590	626
Medtronic Inc.	4.750%	9/15/15	1,775	1,828
7 Medtronic Inc.	1.500%	3/15/18	5,950	5,922
Medtronic Inc.	1.375%	4/1/18	6,845	6,762
Medtronic Inc.	5.600%	3/15/19	1,000	1,141
7 Medtronic Inc.	2.500%	3/15/20	8,500	8,529
Medtronic Inc.	4.450%	3/15/20	1,650	1,804
Medtronic Inc.	4.125%	3/15/21	590	635
Medtronic Inc.	3.125%	3/15/22	17,680	17,878
7 Medtronic Inc.	3.150%	3/15/22	14,000	14,180
Medtronic Inc.	3.625%	3/15/24	5,000	5,192
7 Medtronic Inc.	3.500%	3/15/25	14,200	14,531
7 Medtronic Inc.	4.375%	3/15/35	22,400	23,602
Medtronic Inc.	6.500%	3/15/39	500	652
Medtronic Inc.	5.550%	3/15/40	1,725	2,035
Medtronic Inc.	4.500%	3/15/42	4,875	5,018
Medtronic Inc.	4.625%	3/15/44	4,075	4,396

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
7 Medtronic Inc.	4.625%	3/15/45	15,600	16,881
Memorial Sloan-Kettering Cancer Center
New York GO	5.000%	7/1/42	700	822
Memorial Sloan-Kettering Cancer Center
New York GO	4.125%	7/1/52	4,425	4,424
Merck & Co. Inc.	2.250%	1/15/16	3,850	3,916
Merck & Co. Inc.	1.100%	1/31/18	3,775	3,734
Merck & Co. Inc.	2.400%	9/15/22	8,750	8,545
Merck & Co. Inc.	2.800%	5/18/23	9,500	9,443
Merck & Co. Inc.	6.500%	12/1/33	4,622	6,412
Merck & Co. Inc.	6.550%	9/15/37	2,715	3,856
Merck & Co. Inc.	3.600%	9/15/42	3,300	3,190
Merck & Co. Inc.	4.150%	5/18/43	6,175	6,597
Merck Sharp & Dohme Corp.	5.000%	6/30/19	12,845	14,454
Merck Sharp & Dohme Corp.	5.950%	12/1/28	1,300	1,670
Merck Sharp & Dohme Corp.	5.750%	11/15/36	3,900	5,094
Molson Coors Brewing Co.	2.000%	5/1/17	725	732
Molson Coors Brewing Co.	3.500%	5/1/22	800	808
Molson Coors Brewing Co.	5.000%	5/1/42	5,975	6,446
Mondelez International Inc.	4.125%	2/9/16	6,590	6,811
Mondelez International Inc.	6.500%	8/11/17	11,975	13,421
Mondelez International Inc.	6.125%	2/1/18	4,790	5,381
Mondelez International Inc.	5.375%	2/10/20	15,386	17,418
Mondelez International Inc.	4.000%	2/1/24	10,075	10,535
Mondelez International Inc.	6.500%	11/1/31	6,711	8,735
Mondelez International Inc.	6.500%	2/9/40	14,115	18,837
Mylan Inc.	1.800%	6/24/16	3,500	3,522
Mylan Inc.	1.350%	11/29/16	1,300	1,294
Mylan Inc.	2.600%	6/24/18	5,020	5,078
Mylan Inc.	2.550%	3/28/19	3,000	2,988
Mylan Inc.	4.200%	11/29/23	11,215	11,679
Mylan Inc.	5.400%	11/29/43	3,500	3,887
Newell Rubbermaid Inc.	2.050%	12/1/17	3,200	3,196
Newell Rubbermaid Inc.	2.875%	12/1/19	1,500	1,500
Newell Rubbermaid Inc.	4.000%	6/15/22	4,520	4,694
Newell Rubbermaid Inc.	4.000%	12/1/24	1,800	1,841
Novant Health Inc.	5.850%	11/1/19	2,125	2,455
Novant Health Inc.	4.371%	11/1/43	1,000	1,027
Novartis Capital Corp.	2.400%	9/21/22	26,175	25,828
Novartis Capital Corp.	3.700%	9/21/42	3,075	3,074
Novartis Capital Corp.	4.400%	5/6/44	12,890	14,395
Novartis Securities Investment Ltd.	5.125%	2/10/19	10,590	11,901
NYU Hospitals Center	4.784%	7/1/44	3,500	3,681
Owens & Minor Inc.	4.375%	12/15/24	2,750	2,854
Partners Healthcare System Massachusetts GO	3.443%	7/1/21	1,700	1,793
Pepsi Bottling Group Inc.	7.000%	3/1/29	375	517
PepsiAmericas Inc.	5.000%	5/15/17	1,400	1,522
PepsiCo Inc.	0.750%	3/5/15	3,125	3,127
PepsiCo Inc.	2.500%	5/10/16	11,390	11,637
PepsiCo Inc.	1.250%	8/13/17	9,200	9,185
PepsiCo Inc.	5.000%	6/1/18	4,125	4,546
PepsiCo Inc.	7.900%	11/1/18	1,575	1,914
PepsiCo Inc.	2.250%	1/7/19	10,050	10,188
PepsiCo Inc.	4.500%	1/15/20	2,800	3,085
PepsiCo Inc.	3.125%	11/1/20	4,925	5,112

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
PepsiCo Inc.	3.000%	8/25/21	11,530	11,866
PepsiCo Inc.	2.750%	3/5/22	16,050	16,029
PepsiCo Inc.	2.750%	3/1/23	10,000	9,891
PepsiCo Inc.	3.600%	3/1/24	1,200	1,251
PepsiCo Inc.	5.500%	1/15/40	5,575	6,754
PepsiCo Inc.	4.875%	11/1/40	6,775	7,623
PepsiCo Inc.	4.000%	3/5/42	7,600	7,643
PepsiCo Inc.	4.250%	10/22/44	2,000	2,088
PerkinElmer Inc.	5.000%	11/15/21	1,410	1,553
Perrigo Co. plc	2.300%	11/8/18	110	110
Perrigo Co. plc	4.000%	11/15/23	6,716	6,922
Perrigo Co. plc	5.300%	11/15/43	3,575	3,941
Perrigo Finance plc	3.500%	12/15/21	4,000	4,047
Perrigo Finance plc	3.900%	12/15/24	4,100	4,159
Perrigo Finance plc	4.900%	12/15/44	3,000	3,217
Pfizer Inc.	1.100%	5/15/17	5,500	5,499
Pfizer Inc.	1.500%	6/15/18	5,675	5,665
Pfizer Inc.	6.200%	3/15/19	24,670	28,717
Pfizer Inc.	2.100%	5/15/19	7,000	7,035
Pfizer Inc.	3.400%	5/15/24	6,000	6,254
Pfizer Inc.	7.200%	3/15/39	9,940	14,450
Pfizer Inc.	4.300%	6/15/43	7,300	7,818
Pfizer Inc.	4.400%	5/15/44	3,000	3,263
Pharmacia Corp.	6.500%	12/1/18	6,000	7,016
Pharmacia Corp.	6.600%	12/1/28	4,048	5,356
Philip Morris International Inc.	2.500%	5/16/16	5,000	5,123
Philip Morris International Inc.	1.625%	3/20/17	3,250	3,285
Philip Morris International Inc.	1.125%	8/21/17	5,575	5,553
Philip Morris International Inc.	1.250%	11/9/17	8,700	8,660
Philip Morris International Inc.	5.650%	5/16/18	11,040	12,439
Philip Morris International Inc.	4.500%	3/26/20	575	631
Philip Morris International Inc.	4.125%	5/17/21	2,758	3,000
Philip Morris International Inc.	2.900%	11/15/21	1,500	1,516
Philip Morris International Inc.	2.500%	8/22/22	3,000	2,934
Philip Morris International Inc.	2.625%	3/6/23	5,125	4,986
Philip Morris International Inc.	3.600%	11/15/23	550	574
Philip Morris International Inc.	3.250%	11/10/24	5,000	5,012
Philip Morris International Inc.	6.375%	5/16/38	5,600	7,179
Philip Morris International Inc.	4.375%	11/15/41	3,155	3,266
Philip Morris International Inc.	4.500%	3/20/42	10,620	11,212
Philip Morris International Inc.	3.875%	8/21/42	5,125	4,865
Philip Morris International Inc.	4.125%	3/4/43	2,850	2,803
Philip Morris International Inc.	4.875%	11/15/43	6,725	7,449
4 Procter & Gamble - Esop	9.360%	1/1/21	2,202	2,746
Procter & Gamble Co.	1.450%	8/15/16	9,645	9,762
Procter & Gamble Co.	4.700%	2/15/19	10,265	11,412
Procter & Gamble Co.	1.900%	11/1/19	1,200	1,202
Procter & Gamble Co.	2.300%	2/6/22	5,164	5,127
Procter & Gamble Co.	6.450%	1/15/26	12,750	16,629
Procter & Gamble Co.	5.500%	2/1/34	5,000	6,443
Procter & Gamble Co.	5.800%	8/15/34	250	333
Procter & Gamble Co.	5.550%	3/5/37	4,345	5,611
Quest Diagnostics Inc.	5.450%	11/1/15	4,000	4,142
Quest Diagnostics Inc.	6.400%	7/1/17	175	195
Quest Diagnostics Inc.	2.700%	4/1/19	7,475	7,537

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Quest Diagnostics Inc.	4.750%	1/30/20	2,500	2,698
Quest Diagnostics Inc.	4.700%	4/1/21	1,335	1,452
Quest Diagnostics Inc.	4.250%	4/1/24	1,550	1,598
Quest Diagnostics Inc.	6.950%	7/1/37	1,460	1,868
Reynolds American Inc.	1.050%	10/30/15	2,125	2,127
Reynolds American Inc.	6.750%	6/15/17	2,725	3,036
Reynolds American Inc.	7.750%	6/1/18	1,000	1,167
Reynolds American Inc.	3.250%	11/1/22	5,850	5,700
Reynolds American Inc.	4.850%	9/15/23	900	970
Reynolds American Inc.	7.250%	6/15/37	675	867
Reynolds American Inc.	4.750%	11/1/42	6,650	6,425
Reynolds American Inc.	6.150%	9/15/43	725	842
Safeway Inc.	5.000%	8/15/19	1,520	1,555
Safeway Inc.	4.750%	12/1/21	575	581
Sanofi	2.625%	3/29/16	10,800	11,065
Sanofi	1.250%	4/10/18	5,000	4,948
Sanofi	4.000%	3/29/21	11,865	12,907
St. Jude Medical Inc.	2.500%	1/15/16	1,475	1,497
St. Jude Medical Inc.	3.250%	4/15/23	14,600	14,599
St. Jude Medical Inc.	4.750%	4/15/43	5,575	5,930
Stryker Corp.	3.000%	1/15/15	800	801
Stryker Corp.	2.000%	9/30/16	2,285	2,323
Stryker Corp.	4.375%	1/15/20	700	749
Stryker Corp.	3.375%	5/15/24	9,500	9,587
Stryker Corp.	4.375%	5/15/44	3,150	3,294
Sysco Corp.	1.450%	10/2/17	3,000	2,999
Sysco Corp.	5.250%	2/12/18	8,095	8,985
Sysco Corp.	2.350%	10/2/19	4,450	4,476
Sysco Corp.	3.000%	10/2/21	4,150	4,213
Sysco Corp.	2.600%	6/12/22	2,325	2,292
Sysco Corp.	3.500%	10/2/24	6,775	6,978
Sysco Corp.	4.350%	10/2/34	6,825	7,357
Sysco Corp.	5.375%	9/21/35	1,948	2,345
Sysco Corp.	4.500%	10/2/44	5,600	6,088
Teva Pharmaceutical Finance Co. BV	2.400%	11/10/16	2,060	2,098
Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	8,398	8,607
Teva Pharmaceutical Finance Co. BV	2.950%	12/18/22	10,225	9,962
Teva Pharmaceutical Finance Co. LLC	6.150%	2/1/36	5,325	6,570
Teva Pharmaceutical Finance IV LLC	2.250%	3/18/20	10,575	10,384
Thermo Fisher Scientific Inc.	2.250%	8/15/16	1,845	1,874
Thermo Fisher Scientific Inc.	1.300%	2/1/17	825	820
Thermo Fisher Scientific Inc.	1.850%	1/15/18	3,000	2,982
Thermo Fisher Scientific Inc.	2.400%	2/1/19	245	245
Thermo Fisher Scientific Inc.	4.700%	5/1/20	525	573
Thermo Fisher Scientific Inc.	4.500%	3/1/21	8,450	9,152
Thermo Fisher Scientific Inc.	3.600%	8/15/21	5,000	5,157
Thermo Fisher Scientific Inc.	3.300%	2/15/22	3,000	3,008
Thermo Fisher Scientific Inc.	3.150%	1/15/23	450	443
Thermo Fisher Scientific Inc.	4.150%	2/1/24	2,125	2,233
Thermo Fisher Scientific Inc.	5.300%	2/1/44	8,100	9,280
Tupperware Brands Corp.	4.750%	6/1/21	2,000	2,143
Tyson Foods Inc.	2.650%	8/15/19	5,625	5,666
Tyson Foods Inc.	4.500%	6/15/22	5,350	5,785
Tyson Foods Inc.	3.950%	8/15/24	5,000	5,178
Tyson Foods Inc.	4.875%	8/15/34	9,600	10,533

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tyson Foods Inc.	5.150%	8/15/44	2,800	3,153
Unilever Capital Corp.	0.850%	8/2/17	9,885	9,782
Unilever Capital Corp.	4.800%	2/15/19	200	222
Unilever Capital Corp.	2.200%	3/6/19	4,205	4,245
Unilever Capital Corp.	4.250%	2/10/21	10,810	11,970
Unilever Capital Corp.	5.900%	11/15/32	3,025	4,146
Whirlpool Corp.	1.350%	3/1/17	1,400	1,397
Whirlpool Corp.	1.650%	11/1/17	5,500	5,489
Whirlpool Corp.	4.700%	6/1/22	4,700	5,139
Whirlpool Corp.	4.000%	3/1/24	2,500	2,603
Whirlpool Corp.	3.700%	5/1/25	2,000	2,026
Whirlpool Corp.	5.150%	3/1/43	1,475	1,628
Wyeth LLC	5.500%	2/15/16	5,515	5,809
Wyeth LLC	5.450%	4/1/17	2,950	3,234
Wyeth LLC	6.450%	2/1/24	2,775	3,490
Wyeth LLC	6.500%	2/1/34	3,100	4,179
Wyeth LLC	6.000%	2/15/36	3,700	4,801
Wyeth LLC	5.950%	4/1/37	13,690	17,535
Zeneca Wilmington Inc.	7.000%	11/15/23	2,000	2,596
Zimmer Holdings Inc.	4.625%	11/30/19	3,495	3,823
Zimmer Holdings Inc.	3.375%	11/30/21	1,550	1,574
Zimmer Holdings Inc.	5.750%	11/30/39	4,750	5,775
Zoetis Inc.	1.150%	2/1/16	975	974
Zoetis Inc.	1.875%	2/1/18	6,350	6,294
Zoetis Inc.	3.250%	2/1/23	11,110	10,977
Zoetis Inc.	4.700%	2/1/43	5,340	5,436

Energy (2.7%)
Alberta Energy Co. Ltd.	7.375%	11/1/31	1,425	1,707
Anadarko Finance Co.	7.500%	5/1/31	7,125	9,365
Anadarko Petroleum Corp.	5.950%	9/15/16	11,530	12,337
Anadarko Petroleum Corp.	6.375%	9/15/17	5,000	5,560
Anadarko Petroleum Corp.	8.700%	3/15/19	4,045	4,961
Anadarko Petroleum Corp.	6.950%	6/15/19	450	527
Anadarko Petroleum Corp.	6.450%	9/15/36	13,630	16,236
Anadarko Petroleum Corp.	7.950%	6/15/39	200	272
Anadarko Petroleum Corp.	6.200%	3/15/40	3,450	4,019
Anadarko Petroleum Corp.	4.500%	7/15/44	1,000	969
Apache Corp.	5.625%	1/15/17	250	270
Apache Corp.	1.750%	4/15/17	2,100	2,107
Apache Corp.	6.900%	9/15/18	9,745	11,288
Apache Corp.	3.625%	2/1/21	6,560	6,629
Apache Corp.	3.250%	4/15/22	2,751	2,705
Apache Corp.	6.000%	1/15/37	9,775	10,623
Apache Corp.	5.100%	9/1/40	8,325	8,154
Apache Corp.	5.250%	2/1/42	740	746
Apache Corp.	4.750%	4/15/43	7,099	6,632
Apache Corp.	4.250%	1/15/44	1,100	960
Baker Hughes Inc.	7.500%	11/15/18	3,365	4,015
Baker Hughes Inc.	3.200%	8/15/21	10,570	10,670
Baker Hughes Inc.	6.875%	1/15/29	300	391
Baker Hughes Inc.	5.125%	9/15/40	8,640	9,393
BJ Services Co.	6.000%	6/1/18	150	169
Boardwalk Pipelines LP	5.500%	2/1/17	925	976
Boardwalk Pipelines LP	5.750%	9/15/19	7,545	8,147

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Boardwalk Pipelines LP	3.375%	2/1/23	3,250	2,970
BP Capital Markets plc	3.200%	3/11/16	9,495	9,752
BP Capital Markets plc	2.248%	11/1/16	5,775	5,887
BP Capital Markets plc	1.846%	5/5/17	4,200	4,235
BP Capital Markets plc	1.625%	8/17/17	325	325
BP Capital Markets plc	1.375%	11/6/17	1,000	989
BP Capital Markets plc	1.375%	5/10/18	4,000	3,929
BP Capital Markets plc	2.241%	9/26/18	6,650	6,673
BP Capital Markets plc	4.750%	3/10/19	5,675	6,208
BP Capital Markets plc	2.237%	5/10/19	6,000	5,979
BP Capital Markets plc	2.521%	1/15/20	6,175	6,169
BP Capital Markets plc	4.500%	10/1/20	12,150	13,075
BP Capital Markets plc	4.742%	3/11/21	10,315	11,217
BP Capital Markets plc	3.561%	11/1/21	22,520	22,999
BP Capital Markets plc	3.245%	5/6/22	7,200	7,077
BP Capital Markets plc	2.500%	11/6/22	7,675	7,148
BP Capital Markets plc	2.750%	5/10/23	7,350	6,908
BP Capital Markets plc	3.994%	9/26/23	2,700	2,768
BP Capital Markets plc	3.814%	2/10/24	2,000	2,017
Buckeye Partners LP	6.050%	1/15/18	1,125	1,241
Buckeye Partners LP	2.650%	11/15/18	4,175	4,098
Buckeye Partners LP	4.150%	7/1/23	3,650	3,576
Buckeye Partners LP	5.850%	11/15/43	3,525	3,527
Buckeye Partners LP	5.600%	10/15/44	700	659
Burlington Resources Finance Co.	7.200%	8/15/31	975	1,354
Burlington Resources Finance Co.	7.400%	12/1/31	1,775	2,505
Cameron International Corp.	6.375%	7/15/18	7,875	8,861
Cameron International Corp.	4.000%	12/15/23	1,375	1,380
Cameron International Corp.	3.700%	6/15/24	7,500	7,267
Cameron International Corp.	7.000%	7/15/38	440	540
Cameron International Corp.	5.950%	6/1/41	850	955
Cameron International Corp.	5.125%	12/15/43	2,100	2,106
Canadian Natural Resources Ltd.	6.000%	8/15/16	1,150	1,245
Canadian Natural Resources Ltd.	5.700%	5/15/17	1,935	2,101
Canadian Natural Resources Ltd.	1.750%	1/15/18	8,125	8,001
Canadian Natural Resources Ltd.	3.450%	11/15/21	8,365	8,313
Canadian Natural Resources Ltd.	3.800%	4/15/24	5,345	5,275
Canadian Natural Resources Ltd.	3.900%	2/1/25	3,200	3,155
Canadian Natural Resources Ltd.	7.200%	1/15/32	1,875	2,307
Canadian Natural Resources Ltd.	6.450%	6/30/33	2,025	2,360
Canadian Natural Resources Ltd.	5.850%	2/1/35	350	385
Canadian Natural Resources Ltd.	6.500%	2/15/37	2,200	2,541
Canadian Natural Resources Ltd.	6.250%	3/15/38	1,725	1,944
Canadian Natural Resources Ltd.	6.750%	2/1/39	1,500	1,755
Cenovus Energy Inc.	5.700%	10/15/19	8,550	9,509
Cenovus Energy Inc.	3.000%	8/15/22	3,300	3,097
Cenovus Energy Inc.	3.800%	9/15/23	5,000	4,905
Cenovus Energy Inc.	6.750%	11/15/39	4,675	5,336
Cenovus Energy Inc.	4.450%	9/15/42	3,400	2,895
Cenovus Energy Inc.	5.200%	9/15/43	4,700	4,529
CenterPoint Energy Resources Corp.	6.150%	5/1/16	970	1,034
CenterPoint Energy Resources Corp.	6.000%	5/15/18	2,636	2,975
CenterPoint Energy Resources Corp.	4.500%	1/15/21	7,501	8,229
CenterPoint Energy Resources Corp.	6.625%	11/1/37	2,300	3,090
CenterPoint Energy Resources Corp.	5.850%	1/15/41	625	784

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Chevron Corp.	0.889%	6/24/16	6,325	6,346
Chevron Corp.	1.345%	11/15/17	10,950	10,965
Chevron Corp.	1.104%	12/5/17	2,775	2,762
Chevron Corp.	1.718%	6/24/18	12,575	12,624
Chevron Corp.	4.950%	3/3/19	2,750	3,071
Chevron Corp.	2.193%	11/15/19	11,000	11,041
Chevron Corp.	2.355%	12/5/22	9,125	8,819
Chevron Corp.	3.191%	6/24/23	10,000	10,209
Conoco Funding Co.	7.250%	10/15/31	2,225	3,100
ConocoPhillips	6.650%	7/15/18	2,475	2,866
ConocoPhillips	5.750%	2/1/19	8,690	9,877
ConocoPhillips	6.000%	1/15/20	2,845	3,305
ConocoPhillips	5.900%	10/15/32	725	891
ConocoPhillips	5.900%	5/15/38	3,145	3,911
ConocoPhillips	6.500%	2/1/39	14,388	19,090
ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	4,525	4,888
ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	5,471	6,800
ConocoPhillips Co.	1.050%	12/15/17	4,000	3,950
ConocoPhillips Co.	2.875%	11/15/21	6,000	6,053
ConocoPhillips Co.	3.350%	11/15/24	5,100	5,151
ConocoPhillips Co.	4.150%	11/15/34	5,150	5,286
ConocoPhillips Co.	4.300%	11/15/44	6,575	6,910
ConocoPhillips Holding Co.	6.950%	4/15/29	2,850	3,798
Continental Resources Inc.	5.000%	9/15/22	14,975	14,488
Continental Resources Inc.	4.500%	4/15/23	8,200	7,780
Continental Resources Inc.	3.800%	6/1/24	12,040	10,658
Continental Resources Inc.	4.900%	6/1/44	7,750	6,564
DCP Midstream Operating LP	2.500%	12/1/17	14,450	14,440
DCP Midstream Operating LP	2.700%	4/1/19	2,300	2,249
DCP Midstream Operating LP	4.950%	4/1/22	1,000	1,045
DCP Midstream Operating LP	3.875%	3/15/23	1,260	1,206
DCP Midstream Operating LP	5.600%	4/1/44	3,175	3,246
Devon Energy Corp.	6.300%	1/15/19	3,275	3,734
Devon Energy Corp.	4.000%	7/15/21	2,000	2,072
Devon Energy Corp.	3.250%	5/15/22	16,325	16,020
Devon Energy Corp.	7.950%	4/15/32	1,350	1,866
Devon Energy Corp.	5.600%	7/15/41	3,645	4,053
Devon Energy Corp.	4.750%	5/15/42	6,650	6,684
Devon Financing Corp. LLC	7.875%	9/30/31	8,525	11,635
Diamond Offshore Drilling Inc.	5.875%	5/1/19	2,733	2,977
Diamond Offshore Drilling Inc.	5.700%	10/15/39	4,690	4,494
Diamond Offshore Drilling Inc.	4.875%	11/1/43	5,000	4,278
Dominion Gas Holdings LLC	3.550%	11/1/23	10,179	10,372
Dominion Gas Holdings LLC	3.600%	12/15/24	1,700	1,730
Dominion Gas Holdings LLC	4.800%	11/1/43	5,650	6,107
Dominion Gas Holdings LLC	4.600%	12/15/44	2,500	2,631
El Paso Natural Gas Co. LLC	5.950%	4/15/17	1,340	1,448
El Paso Pipeline Partners Operating Co. LLC	6.500%	4/1/20	9,961	11,196
El Paso Pipeline Partners Operating Co. LLC	5.000%	10/1/21	7,265	7,641
El Paso Pipeline Partners Operating Co. LLC	4.300%	5/1/24	4,400	4,373
El Paso Pipeline Partners Operating Co. LLC	4.700%	11/1/42	6,400	5,761
7 Enable Midstream Partners LP	2.400%	5/15/19	2,600	2,526
7 Enable Midstream Partners LP	3.900%	5/15/24	2,700	2,599
7 Enable Midstream Partners LP	5.000%	5/15/44	2,925	2,726
Enbridge Energy Partners LP	9.875%	3/1/19	5,180	6,553

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Enbridge Energy Partners LP	5.200%	3/15/20	525	572
Enbridge Energy Partners LP	4.200%	9/15/21	5,000	5,225
Enbridge Energy Partners LP	7.500%	4/15/38	4,500	5,505
Enbridge Inc.	4.900%	3/1/15	800	805
Enbridge Inc.	5.600%	4/1/17	2,160	2,348
Enbridge Inc.	3.500%	6/10/24	1,000	941
Enbridge Inc.	4.500%	6/10/44	3,350	2,885
Encana Corp.	5.900%	12/1/17	2,275	2,486
Encana Corp.	3.900%	11/15/21	11,885	11,727
Encana Corp.	7.200%	11/1/31	1,800	2,122
Encana Corp.	6.500%	8/15/34	4,125	4,485
Encana Corp.	6.625%	8/15/37	5,350	5,760
Encana Corp.	5.150%	11/15/41	5,600	5,164
Energy Transfer Partners LP	6.125%	2/15/17	8,700	9,425
Energy Transfer Partners LP	6.700%	7/1/18	948	1,065
Energy Transfer Partners LP	9.700%	3/15/19	1,276	1,594
Energy Transfer Partners LP	9.000%	4/15/19	13,714	16,830
Energy Transfer Partners LP	4.150%	10/1/20	10,550	10,830
Energy Transfer Partners LP	4.650%	6/1/21	2,230	2,316
Energy Transfer Partners LP	5.200%	2/1/22	2,610	2,796
Energy Transfer Partners LP	3.600%	2/1/23	3,125	3,056
Energy Transfer Partners LP	8.250%	11/15/29	400	552
Energy Transfer Partners LP	6.625%	10/15/36	750	857
Energy Transfer Partners LP	7.500%	7/1/38	3,507	4,342
Energy Transfer Partners LP	6.050%	6/1/41	11,675	12,708
Energy Transfer Partners LP	6.500%	2/1/42	8,566	9,850
Energy Transfer Partners LP	5.150%	2/1/43	5,350	5,298
Eni USA Inc.	7.300%	11/15/27	175	230
EnLink Midstream Partners LP	2.700%	4/1/19	2,450	2,412
EnLink Midstream Partners LP	4.400%	4/1/24	1,900	1,923
EnLink Midstream Partners LP	5.600%	4/1/44	1,450	1,515
Enlink Midstream Partners LP	5.050%	4/1/45	1,700	1,637
Ensco plc	3.250%	3/15/16	6,335	6,460
Ensco plc	4.700%	3/15/21	15,575	15,648
Ensco plc	5.750%	10/1/44	3,000	2,968
Enterprise Products Operating LLC	6.300%	9/15/17	4,200	4,702
Enterprise Products Operating LLC	6.650%	4/15/18	1,900	2,171
Enterprise Products Operating LLC	6.500%	1/31/19	6,750	7,736
Enterprise Products Operating LLC	2.550%	10/15/19	5,000	4,949
Enterprise Products Operating LLC	5.200%	9/1/20	3,600	3,989
Enterprise Products Operating LLC	3.350%	3/15/23	5,000	4,947
Enterprise Products Operating LLC	3.900%	2/15/24	3,525	3,573
Enterprise Products Operating LLC	3.750%	2/15/25	5,450	5,464
Enterprise Products Operating LLC	6.875%	3/1/33	5,498	7,029
Enterprise Products Operating LLC	6.650%	10/15/34	235	297
Enterprise Products Operating LLC	7.550%	4/15/38	3,130	4,303
Enterprise Products Operating LLC	6.125%	10/15/39	500	604
Enterprise Products Operating LLC	6.450%	9/1/40	2,425	3,013
Enterprise Products Operating LLC	5.950%	2/1/41	13,165	15,412
Enterprise Products Operating LLC	5.700%	2/15/42	2,425	2,776
Enterprise Products Operating LLC	4.850%	8/15/42	5,063	5,255
Enterprise Products Operating LLC	4.450%	2/15/43	9,567	9,437
Enterprise Products Operating LLC	4.850%	3/15/44	6,675	6,968
Enterprise Products Operating LLC	5.100%	2/15/45	5,000	5,374
Enterprise Products Operating LLC	4.950%	10/15/54	1,625	1,669

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
4 Enterprise Products Operating LLC	8.375%	8/1/66	2,491	2,675
EOG Resources Inc.	2.500%	2/1/16	705	718
EOG Resources Inc.	5.875%	9/15/17	2,200	2,438
EOG Resources Inc.	5.625%	6/1/19	3,350	3,781
EOG Resources Inc.	4.400%	6/1/20	1,880	2,044
EOG Resources Inc.	4.100%	2/1/21	9,450	10,098
EOG Resources Inc.	2.625%	3/15/23	6,750	6,486
EQT Corp.	6.500%	4/1/18	3,175	3,555
EQT Corp.	8.125%	6/1/19	5,975	7,198
EQT Corp.	4.875%	11/15/21	2,500	2,687
FMC Technologies Inc.	2.000%	10/1/17	2,500	2,482
FMC Technologies Inc.	3.450%	10/1/22	1,400	1,365
Global Marine Inc.	7.000%	6/1/28	5,850	5,280
Gulf South Pipeline Co. LP	4.000%	6/15/22	1,725	1,701
Halliburton Co.	1.000%	8/1/16	4,625	4,624
Halliburton Co.	2.000%	8/1/18	4,625	4,604
Halliburton Co.	5.900%	9/15/18	1,005	1,135
Halliburton Co.	6.150%	9/15/19	800	927
Halliburton Co.	3.250%	11/15/21	4,235	4,313
Halliburton Co.	3.500%	8/1/23	7,650	7,809
Halliburton Co.	6.700%	9/15/38	5,720	7,397
Halliburton Co.	7.450%	9/15/39	1,859	2,603
Halliburton Co.	4.500%	11/15/41	2,607	2,641
Halliburton Co.	4.750%	8/1/43	4,200	4,405
Hess Corp.	8.125%	2/15/19	9,829	11,695
Hess Corp.	3.500%	7/15/24	1,600	1,530
Hess Corp.	7.875%	10/1/29	1,950	2,537
Hess Corp.	7.300%	8/15/31	950	1,180
Hess Corp.	7.125%	3/15/33	2,050	2,539
Hess Corp.	6.000%	1/15/40	7,650	8,472
Hess Corp.	5.600%	2/15/41	11,330	12,149
Husky Energy Inc.	6.150%	6/15/19	200	227
Husky Energy Inc.	7.250%	12/15/19	2,020	2,373
Husky Energy Inc.	3.950%	4/15/22	1,300	1,309
Husky Energy Inc.	6.800%	9/15/37	5,510	6,871
Kerr-McGee Corp.	6.950%	7/1/24	4,505	5,509
Kerr-McGee Corp.	7.875%	9/15/31	875	1,199
Kinder Morgan Energy Partners LP	3.500%	3/1/16	6,385	6,529
Kinder Morgan Energy Partners LP	5.950%	2/15/18	8,350	9,219
Kinder Morgan Energy Partners LP	2.650%	2/1/19	9,600	9,457
Kinder Morgan Energy Partners LP	9.000%	2/1/19	5,127	6,215
Kinder Morgan Energy Partners LP	6.850%	2/15/20	2,300	2,642
Kinder Morgan Energy Partners LP	5.300%	9/15/20	5,000	5,382
Kinder Morgan Energy Partners LP	4.150%	3/1/22	2,825	2,847
Kinder Morgan Energy Partners LP	3.950%	9/1/22	12,725	12,625
Kinder Morgan Energy Partners LP	3.450%	2/15/23	10,425	9,982
Kinder Morgan Energy Partners LP	3.500%	9/1/23	6,500	6,181
Kinder Morgan Energy Partners LP	7.400%	3/15/31	980	1,172
Kinder Morgan Energy Partners LP	7.300%	8/15/33	1,700	2,043
Kinder Morgan Energy Partners LP	6.500%	2/1/37	6,150	6,916
Kinder Morgan Energy Partners LP	6.950%	1/15/38	5,665	6,569
Kinder Morgan Energy Partners LP	6.500%	9/1/39	6,925	7,705
Kinder Morgan Energy Partners LP	6.550%	9/15/40	5,000	5,682
Kinder Morgan Energy Partners LP	6.375%	3/1/41	3,600	4,009
Kinder Morgan Energy Partners LP	5.625%	9/1/41	4,600	4,694

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Kinder Morgan Energy Partners LP	5.000%	8/15/42	2,775	2,637
Kinder Morgan Energy Partners LP	5.000%	3/1/43	3,000	2,849
Kinder Morgan Energy Partners LP	5.500%	3/1/44	1,000	1,016
Kinder Morgan Inc.	7.000%	6/15/17	4,450	4,938
Kinder Morgan Inc.	2.000%	12/1/17	2,750	2,737
Kinder Morgan Inc.	3.050%	12/1/19	9,500	9,413
Kinder Morgan Inc.	6.500%	9/15/20	1,175	1,332
Kinder Morgan Inc.	4.300%	6/1/25	7,400	7,412
Kinder Morgan Inc.	7.800%	8/1/31	3,030	3,669
Kinder Morgan Inc.	7.750%	1/15/32	5,500	6,717
Kinder Morgan Inc.	5.300%	12/1/34	5,000	5,082
Kinder Morgan Inc.	5.550%	6/1/45	12,725	13,013
Magellan Midstream Partners LP	5.650%	10/15/16	3,910	4,206
Magellan Midstream Partners LP	6.550%	7/15/19	6,750	7,853
Magellan Midstream Partners LP	4.250%	2/1/21	3,950	4,261
Magellan Midstream Partners LP	6.400%	5/1/37	1,000	1,218
Magellan Midstream Partners LP	4.200%	12/1/42	525	481
Magellan Midstream Partners LP	5.150%	10/15/43	1,625	1,714
Marathon Oil Corp.	6.000%	10/1/17	17,810	19,659
Marathon Oil Corp.	5.900%	3/15/18	1,228	1,365
Marathon Oil Corp.	2.800%	11/1/22	1,400	1,307
Marathon Oil Corp.	6.800%	3/15/32	2,670	3,221
Marathon Oil Corp.	6.600%	10/1/37	4,800	5,693
Marathon Petroleum Corp.	3.500%	3/1/16	1,000	1,025
Marathon Petroleum Corp.	5.125%	3/1/21	400	441
Marathon Petroleum Corp.	3.625%	9/15/24	3,200	3,122
Marathon Petroleum Corp.	6.500%	3/1/41	5,639	6,702
Marathon Petroleum Corp.	4.750%	9/15/44	4,250	4,014
Marathon Petroleum Corp.	5.000%	9/15/54	2,050	1,918
Murphy Oil Corp.	2.500%	12/1/17	3,100	3,081
Murphy Oil Corp.	3.700%	12/1/22	1,400	1,251
Murphy Oil Corp.	7.050%	5/1/29	2,000	2,268
Murphy Oil Corp.	5.125%	12/1/42	1,875	1,588
Nabors Industries Inc.	2.350%	9/15/16	1,275	1,262
Nabors Industries Inc.	6.150%	2/15/18	9,545	9,918
Nabors Industries Inc.	9.250%	1/15/19	875	1,017
Nabors Industries Inc.	5.000%	9/15/20	5,985	5,871
National Oilwell Varco Inc.	1.350%	12/1/17	1,875	1,852
National Oilwell Varco Inc.	2.600%	12/1/22	15,465	14,572
National Oilwell Varco Inc.	3.950%	12/1/42	9,400	8,519
Nisource Finance Corp.	5.250%	9/15/17	2,200	2,406
Nisource Finance Corp.	6.400%	3/15/18	885	1,008
Nisource Finance Corp.	6.800%	1/15/19	3,900	4,579
Nisource Finance Corp.	5.450%	9/15/20	1,400	1,588
Nisource Finance Corp.	6.125%	3/1/22	12,295	14,577
Nisource Finance Corp.	6.250%	12/15/40	2,350	3,028
Nisource Finance Corp.	5.950%	6/15/41	5,150	6,440
Nisource Finance Corp.	5.800%	2/1/42	3,075	3,743
Nisource Finance Corp.	4.800%	2/15/44	2,475	2,638
Noble Energy Inc.	8.250%	3/1/19	7,923	9,538
Noble Energy Inc.	4.150%	12/15/21	12,300	12,485
Noble Energy Inc.	8.000%	4/1/27	4,895	6,294
Noble Energy Inc.	6.000%	3/1/41	5,600	6,188
Noble Energy Inc.	5.250%	11/15/43	8,060	8,173
Noble Holding International Ltd.	3.050%	3/1/16	440	447

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Noble Holding International Ltd.	2.500%	3/15/17	2,400	2,282
Noble Holding International Ltd.	4.900%	8/1/20	1,891	1,767
Noble Holding International Ltd.	6.200%	8/1/40	1,400	1,279
Noble Holding International Ltd.	6.050%	3/1/41	2,500	2,182
Noble Holding International Ltd.	5.250%	3/15/42	2,475	1,956
Occidental Petroleum Corp.	2.500%	2/1/16	3,355	3,411
Occidental Petroleum Corp.	4.125%	6/1/16	2,620	2,737
Occidental Petroleum Corp.	1.750%	2/15/17	15,100	15,189
Occidental Petroleum Corp.	1.500%	2/15/18	4,650	4,602
Occidental Petroleum Corp.	4.100%	2/1/21	11,060	11,718
Occidental Petroleum Corp.	3.125%	2/15/22	7,725	7,688
Occidental Petroleum Corp.	2.700%	2/15/23	5,325	5,059
Oceaneering International Inc.	4.650%	11/15/24	2,800	2,746
ONEOK Partners LP	3.250%	2/1/16	4,000	4,081
ONEOK Partners LP	3.200%	9/15/18	4,400	4,465
ONEOK Partners LP	8.625%	3/1/19	2,500	3,021
ONEOK Partners LP	3.375%	10/1/22	15,675	14,571
ONEOK Partners LP	6.650%	10/1/36	8,728	10,043
ONEOK Partners LP	6.850%	10/15/37	2,575	3,024
ONEOK Partners LP	6.200%	9/15/43	3,500	3,837
Panhandle Eastern Pipe Line Co. LP	6.200%	11/1/17	4,703	5,216
Panhandle Eastern Pipe Line Co. LP	7.000%	6/15/18	325	369
Petro-Canada	6.050%	5/15/18	7,250	8,173
Petro-Canada	7.875%	6/15/26	500	641
Petro-Canada	7.000%	11/15/28	475	621
Petro-Canada	5.350%	7/15/33	1,425	1,639
Petro-Canada	5.950%	5/15/35	8,455	9,816
Petro-Canada	6.800%	5/15/38	5,525	6,965
Phillips 66	2.950%	5/1/17	7,425	7,663
Phillips 66	4.300%	4/1/22	16,885	17,829
Phillips 66	4.650%	11/15/34	5,700	5,845
Phillips 66	5.875%	5/1/42	10,400	12,011
Phillips 66	4.875%	11/15/44	1,000	1,022
Pioneer Natural Resources Co.	6.875%	5/1/18	3,230	3,640
Pioneer Natural Resources Co.	3.950%	7/15/22	3,810	3,771
Pioneer Natural Resources Co.	7.200%	1/15/28	4,378	5,329
Plains All American Pipeline LP / PAA
Finance Corp.	6.125%	1/15/17	2,000	2,181
Plains All American Pipeline LP / PAA
Finance Corp.	8.750%	5/1/19	1,825	2,272
Plains All American Pipeline LP / PAA
Finance Corp.	5.750%	1/15/20	10,200	11,529
Plains All American Pipeline LP / PAA
Finance Corp.	5.000%	2/1/21	3,460	3,807
Plains All American Pipeline LP / PAA
Finance Corp.	3.650%	6/1/22	1,500	1,509
Plains All American Pipeline LP / PAA
Finance Corp.	2.850%	1/31/23	2,200	2,081
Plains All American Pipeline LP / PAA
Finance Corp.	3.850%	10/15/23	1,675	1,699
Plains All American Pipeline LP / PAA
Finance Corp.	3.600%	11/1/24	7,100	6,984
Plains All American Pipeline LP / PAA
Finance Corp.	6.700%	5/15/36	1,320	1,623

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Plains All American Pipeline LP / PAA
Finance Corp.	5.150%	6/1/42	1,825	1,914
Plains All American Pipeline LP / PAA
Finance Corp.	4.300%	1/31/43	6,475	6,125
Plains All American Pipeline LP / PAA
Finance Corp.	4.700%	6/15/44	4,400	4,368
Pride International Inc.	6.875%	8/15/20	6,000	6,733
Pride International Inc.	7.875%	8/15/40	3,000	3,642
Questar Corp.	2.750%	2/1/16	2,075	2,113
Rowan Cos. Inc.	7.875%	8/1/19	2,850	3,244
Rowan Cos. Inc.	4.875%	6/1/22	6,250	6,063
Rowan Cos. Inc.	4.750%	1/15/24	1,150	1,087
Rowan Cos. Inc.	5.850%	1/15/44	1,850	1,662
Schlumberger Investment SA	3.650%	12/1/23	17,788	18,459
Shell International Finance BV	3.100%	6/28/15	14,300	14,492
Shell International Finance BV	5.200%	3/22/17	4,150	4,504
Shell International Finance BV	1.125%	8/21/17	1,950	1,935
Shell International Finance BV	1.900%	8/10/18	6,175	6,190
Shell International Finance BV	2.000%	11/15/18	1,725	1,727
Shell International Finance BV	4.300%	9/22/19	8,300	9,100
Shell International Finance BV	2.375%	8/21/22	11,865	11,422
Shell International Finance BV	2.250%	1/6/23	3,250	3,105
Shell International Finance BV	3.400%	8/12/23	11,500	11,799
Shell International Finance BV	6.375%	12/15/38	12,942	17,365
Shell International Finance BV	5.500%	3/25/40	4,025	4,893
Shell International Finance BV	3.625%	8/21/42	4,200	3,933
Shell International Finance BV	4.550%	8/12/43	8,325	9,090
7 Southern Natural Gas Co. LLC	5.900%	4/1/17	1,950	2,100
Southern Natural Gas Co. LLC	8.000%	3/1/32	2,299	2,978
Southern Natural Gas Co. LLC / Southern
Natural Issuing Corp.	4.400%	6/15/21	7,315	7,610
Southwestern Energy Co.	7.500%	2/1/18	4,125	4,630
Southwestern Energy Co.	4.100%	3/15/22	5,650	5,546
Spectra Energy Capital LLC	6.200%	4/15/18	8,600	9,570
Spectra Energy Capital LLC	8.000%	10/1/19	835	1,012
Spectra Energy Capital LLC	6.750%	2/15/32	725	847
Spectra Energy Partners LP	2.950%	9/25/18	575	585
Spectra Energy Partners LP	5.950%	9/25/43	2,240	2,605
Suncor Energy Inc.	6.100%	6/1/18	4,475	5,016
Suncor Energy Inc.	7.150%	2/1/32	3,625	4,812
Suncor Energy Inc.	5.950%	12/1/34	175	203
Suncor Energy Inc.	6.500%	6/15/38	15,820	19,449
Suncor Energy Inc.	6.850%	6/1/39	2,455	3,058
Sunoco Logistics Partners Operations LP	3.450%	1/15/23	1,600	1,535
Sunoco Logistics Partners Operations LP	4.250%	4/1/24	1,775	1,791
Sunoco Logistics Partners Operations LP	4.950%	1/15/43	5,525	5,294
Sunoco Logistics Partners Operations LP	5.300%	4/1/44	4,000	4,032
Sunoco Logistics Partners Operations LP	5.350%	5/15/45	7,525	7,643
Talisman Energy Inc.	7.750%	6/1/19	11,475	13,220
Talisman Energy Inc.	5.850%	2/1/37	300	291
Talisman Energy Inc.	6.250%	2/1/38	3,675	3,742
Talisman Energy Inc.	5.500%	5/15/42	10,000	9,497
Tennessee Gas Pipeline Co. LLC	7.500%	4/1/17	720	805
Tennessee Gas Pipeline Co. LLC	7.000%	3/15/27	725	866
Texas Eastern Transmission LP	7.000%	7/15/32	2,905	3,899

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Tosco Corp.	7.800%	1/1/27	315	435
	Tosco Corp.	8.125%	2/15/30	4,950	7,180
	Total Capital Canada Ltd.	1.450%	1/15/18	10,455	10,401
	Total Capital Canada Ltd.	2.750%	7/15/23	6,800	6,573
	Total Capital International SA	0.750%	1/25/16	3,400	3,396
	Total Capital International SA	1.000%	8/12/16	4,000	3,995
	Total Capital International SA	1.500%	2/17/17	1,075	1,079
	Total Capital International SA	1.550%	6/28/17	8,350	8,365
	Total Capital International SA	2.125%	1/10/19	8,000	8,019
	Total Capital International SA	2.100%	6/19/19	11,500	11,534
	Total Capital International SA	2.750%	6/19/21	12,625	12,629
	Total Capital International SA	2.875%	2/17/22	11,375	11,268
	Total Capital International SA	2.700%	1/25/23	7,550	7,271
	Total Capital International SA	3.700%	1/15/24	3,625	3,745
	Total Capital International SA	3.750%	4/10/24	6,075	6,319
	Total Capital SA	2.300%	3/15/16	7,265	7,396
	Total Capital SA	2.125%	8/10/18	3,500	3,525
	Total Capital SA	4.450%	6/24/20	5,075	5,562
	Total Capital SA	4.125%	1/28/21	2,805	3,007
	TransCanada PipeLines Ltd.	0.750%	1/15/16	3,025	3,018
	TransCanada PipeLines Ltd.	6.500%	8/15/18	12,040	13,776
	TransCanada PipeLines Ltd.	3.800%	10/1/20	9,990	10,269
	TransCanada PipeLines Ltd.	2.500%	8/1/22	6,075	5,723
	TransCanada PipeLines Ltd.	3.750%	10/16/23	4,775	4,785
	TransCanada PipeLines Ltd.	4.625%	3/1/34	6,150	6,223
	TransCanada PipeLines Ltd.	5.600%	3/31/34	1,400	1,579
	TransCanada PipeLines Ltd.	5.850%	3/15/36	3,225	3,695
	TransCanada PipeLines Ltd.	6.200%	10/15/37	6,975	8,209
	TransCanada PipeLines Ltd.	7.250%	8/15/38	2,600	3,453
	TransCanada PipeLines Ltd.	7.625%	1/15/39	5,440	7,471
	TransCanada PipeLines Ltd.	6.100%	6/1/40	4,000	4,654
	TransCanada PipeLines Ltd.	5.000%	10/16/43	6,000	6,330
4	TransCanada PipeLines Ltd.	6.350%	5/15/67	4,075	3,957
	Transcontinental Gas Pipe Line Co. LLC	6.050%	6/15/18	1,545	1,732
	Transcontinental Gas Pipe Line Co. LLC	4.450%	8/1/42	3,723	3,483
	Transocean Inc.	4.950%	11/15/15	7,262	7,289
	Transocean Inc.	5.050%	12/15/16	5,000	5,000
	Transocean Inc.	6.000%	3/15/18	16,325	15,672
	Transocean Inc.	6.500%	11/15/20	5,015	4,727
	Transocean Inc.	6.375%	12/15/21	7,188	6,631
	Transocean Inc.	3.800%	10/15/22	9,051	7,331
	Transocean Inc.	7.500%	4/15/31	3,075	2,829
	Transocean Inc.	6.800%	3/15/38	2,925	2,464
	Transocean Inc.	7.350%	12/15/41	575	512
	Valero Energy Corp.	6.125%	6/15/17	7,655	8,403
	Valero Energy Corp.	9.375%	3/15/19	2,650	3,302
	Valero Energy Corp.	6.125%	2/1/20	3,950	4,478
	Valero Energy Corp.	7.500%	4/15/32	3,775	4,743
	Valero Energy Corp.	6.625%	6/15/37	9,956	11,754
	Weatherford International LLC	6.350%	6/15/17	7,593	8,127
	Weatherford International LLC	6.800%	6/15/37	250	238
	Weatherford International Ltd.	5.500%	2/15/16	2,000	2,059
	Weatherford International Ltd.	6.000%	3/15/18	1,890	2,000
	Weatherford International Ltd.	9.625%	3/1/19	5,200	6,163
	Weatherford International Ltd.	4.500%	4/15/22	7,650	6,814

100

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Weatherford International Ltd.	6.500%	8/1/36	3,200	2,935
Weatherford International Ltd.	7.000%	3/15/38	2,480	2,385
Weatherford International Ltd.	6.750%	9/15/40	2,595	2,431
Weatherford International Ltd.	5.950%	4/15/42	4,450	3,768
Western Gas Partners LP	2.600%	8/15/18	1,000	1,004
Western Gas Partners LP	5.375%	6/1/21	2,950	3,231
Western Gas Partners LP	5.450%	4/1/44	5,025	5,301
Williams Cos. Inc.	4.550%	6/24/24	3,800	3,536
Williams Cos. Inc.	7.500%	1/15/31	2,304	2,444
Williams Cos. Inc.	7.750%	6/15/31	1,967	2,106
Williams Cos. Inc.	8.750%	3/15/32	3,560	4,154
Williams Cos. Inc.	5.750%	6/24/44	2,300	2,000
Williams Partners LP	5.250%	3/15/20	11,901	12,921
Williams Partners LP	4.000%	11/15/21	3,000	3,007
Williams Partners LP	3.350%	8/15/22	850	812
Williams Partners LP	4.500%	11/15/23	1,300	1,318
Williams Partners LP	4.300%	3/4/24	1,000	992
Williams Partners LP	6.300%	4/15/40	4,495	5,024
Williams Partners LP	5.800%	11/15/43	9,125	9,481
Williams Partners LP	5.400%	3/4/44	1,450	1,430
Williams Partners LP/Williams Partners
Finance Corp.	7.250%	2/1/17	2,250	2,481
XTO Energy Inc.	6.250%	8/1/17	6,250	7,030
XTO Energy Inc.	5.500%	6/15/18	100	112

Other Industrial (0.1%)
California Institute of Technology GO	4.700%	11/1/11	5,700	6,129
Cintas Corp. No 2	6.125%	12/1/17	1,825	2,045
Cintas Corp. No 2	3.250%	6/1/22	1,725	1,758
Fluor Corp.	3.375%	9/15/21	1,500	1,564
Fluor Corp.	3.500%	12/15/24	5,550	5,522
Howard Hughes Medical Institute Revenue	3.500%	9/1/23	3,975	4,166
4 Johns Hopkins University Maryland GO	4.083%	7/1/53	3,600	3,759
Massachusetts Institute of Technology GO	5.600%	7/1/11	4,250	5,821
Massachusetts Institute of Technology GO	4.678%	7/1/14	13,750	15,897
4 Northwestern University Illinois GO	4.643%	12/1/44	3,675	4,270
President & Fellows of Harvard College
Massachusetts GO	3.619%	10/1/37	2,400	2,412
University of Pennsylvania GO	4.674%	9/1/12	5,500	5,843
Yale University Connecticut GO	2.086%	4/15/19	2,000	2,009

Technology (1.3%)
Adobe Systems Inc.	4.750%	2/1/20	4,275	4,692
Altera Corp.	1.750%	5/15/17	1,250	1,252
Altera Corp.	2.500%	11/15/18	12,675	12,781
Altera Corp.	4.100%	11/15/23	6,000	6,226
Amphenol Corp.	1.550%	9/15/17	1,500	1,495
Amphenol Corp.	2.550%	1/30/19	9,225	9,285
Amphenol Corp.	3.125%	9/15/21	1,105	1,110
Analog Devices Inc.	3.000%	4/15/16	875	895
Analog Devices Inc.	2.875%	6/1/23	2,600	2,508
Apple Inc.	0.450%	5/3/16	7,200	7,194
Apple Inc.	1.050%	5/5/17	14,400	14,425
Apple Inc.	1.000%	5/3/18	11,750	11,560
Apple Inc.	2.100%	5/6/19	11,350	11,443

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Apple Inc.	2.850%	5/6/21	31,410	32,086
Apple Inc.	2.400%	5/3/23	31,575	30,619
Apple Inc.	3.450%	5/6/24	16,900	17,711
Apple Inc.	3.850%	5/4/43	17,650	17,662
Apple Inc.	4.450%	5/6/44	4,300	4,746
Applied Materials Inc.	2.650%	6/15/16	525	536
Applied Materials Inc.	4.300%	6/15/21	4,840	5,259
Applied Materials Inc.	5.850%	6/15/41	5,885	7,162
Arrow Electronics Inc.	3.000%	3/1/18	2,650	2,717
Arrow Electronics Inc.	5.125%	3/1/21	515	557
Arrow Electronics Inc.	4.500%	3/1/23	3,450	3,564
Autodesk Inc.	1.950%	12/15/17	5,300	5,317
Autodesk Inc.	3.600%	12/15/22	825	816
Avnet Inc.	6.625%	9/15/16	225	243
Avnet Inc.	5.875%	6/15/20	4,300	4,811
Avnet Inc.	4.875%	12/1/22	1,450	1,541
Baidu Inc.	2.250%	11/28/17	7,700	7,710
Baidu Inc.	2.750%	6/9/19	2,500	2,485
Baidu Inc.	3.500%	11/28/22	7,200	7,129
Broadcom Corp.	2.700%	11/1/18	5,385	5,537
Broadcom Corp.	2.500%	8/15/22	10,953	10,525
Broadcom Corp.	3.500%	8/1/24	2,000	2,013
Broadridge Financial Solutions Inc.	3.950%	9/1/20	650	679
CA Inc.	5.375%	12/1/19	3,545	3,928
Cadence Design Systems Inc.	4.375%	10/15/24	725	737
Cisco Systems Inc.	5.500%	2/22/16	11,783	12,428
Cisco Systems Inc.	1.100%	3/3/17	4,850	4,860
Cisco Systems Inc.	3.150%	3/14/17	11,975	12,519
Cisco Systems Inc.	4.950%	2/15/19	5,975	6,679
Cisco Systems Inc.	2.125%	3/1/19	12,875	12,928
Cisco Systems Inc.	4.450%	1/15/20	8,300	9,129
Cisco Systems Inc.	2.900%	3/4/21	1,300	1,330
Cisco Systems Inc.	3.625%	3/4/24	4,000	4,186
Cisco Systems Inc.	5.900%	2/15/39	1,600	2,017
Cisco Systems Inc.	5.500%	1/15/40	21,870	26,571
Computer Sciences Corp.	2.500%	9/15/15	100	101
Computer Sciences Corp.	6.500%	3/15/18	400	447
Corning Inc.	6.625%	5/15/19	275	323
Corning Inc.	3.700%	11/15/23	8,650	8,934
Corning Inc.	7.250%	8/15/36	100	130
Corning Inc.	4.700%	3/15/37	4,000	4,289
Corning Inc.	5.750%	8/15/40	7,460	8,938
Dun & Bradstreet Corp.	2.875%	11/15/15	350	355
Dun & Bradstreet Corp.	4.375%	12/1/22	950	975
EMC Corp.	1.875%	6/1/18	12,185	12,171
EMC Corp.	2.650%	6/1/20	10,620	10,667
EMC Corp.	3.375%	6/1/23	8,825	8,802
Equifax Inc.	6.300%	7/1/17	425	474
Equifax Inc.	7.000%	7/1/37	1,250	1,631
Fidelity National Information Services Inc.	2.000%	4/15/18	925	920
Fidelity National Information Services Inc.	5.000%	3/15/22	7,850	8,331
Fidelity National Information Services Inc.	3.500%	4/15/23	11,429	11,339
Fiserv Inc.	3.125%	10/1/15	1,000	1,018
Fiserv Inc.	3.125%	6/15/16	3,415	3,507
Fiserv Inc.	6.800%	11/20/17	2,525	2,860

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Fiserv Inc.	3.500%	10/1/22	2,425	2,448
Google Inc.	2.125%	5/19/16	375	383
Google Inc.	3.625%	5/19/21	3,325	3,560
Harris Corp.	5.950%	12/1/17	1,300	1,451
Harris Corp.	6.375%	6/15/19	250	285
Harris Corp.	4.400%	12/15/20	2,675	2,864
Harris Corp.	6.150%	12/15/40	750	906
Hewlett-Packard Co.	2.650%	6/1/16	1,050	1,069
Hewlett-Packard Co.	3.000%	9/15/16	1,850	1,900
Hewlett-Packard Co.	3.300%	12/9/16	1,425	1,471
Hewlett-Packard Co.	5.400%	3/1/17	2,100	2,267
Hewlett-Packard Co.	2.600%	9/15/17	9,210	9,387
Hewlett-Packard Co.	5.500%	3/1/18	4,200	4,632
Hewlett-Packard Co.	2.750%	1/14/19	2,750	2,790
Hewlett-Packard Co.	3.750%	12/1/20	12,550	12,979
Hewlett-Packard Co.	4.300%	6/1/21	3,680	3,878
Hewlett-Packard Co.	4.375%	9/15/21	16,375	17,162
Hewlett-Packard Co.	4.650%	12/9/21	16,965	18,209
Hewlett-Packard Co.	6.000%	9/15/41	7,895	8,892
Ingram Micro Inc.	4.950%	12/15/24	8,475	8,475
Intel Corp.	1.950%	10/1/16	5,200	5,302
Intel Corp.	1.350%	12/15/17	28,105	28,060
Intel Corp.	3.300%	10/1/21	2,000	2,096
Intel Corp.	2.700%	12/15/22	10,000	9,943
Intel Corp.	4.000%	12/15/32	3,300	3,387
Intel Corp.	4.800%	10/1/41	9,870	10,839
Intel Corp.	4.250%	12/15/42	7,325	7,549
International Business Machines Corp.	2.000%	1/5/16	5,925	6,013
International Business Machines Corp.	1.950%	7/22/16	12,958	13,206
International Business Machines Corp.	1.250%	2/6/17	15,425	15,480
International Business Machines Corp.	5.700%	9/14/17	25,325	28,234
International Business Machines Corp.	7.625%	10/15/18	10,000	12,071
International Business Machines Corp.	1.950%	2/12/19	2,200	2,197
International Business Machines Corp.	1.625%	5/15/20	4,475	4,312
International Business Machines Corp.	2.900%	11/1/21	7,325	7,521
International Business Machines Corp.	3.375%	8/1/23	15,325	15,674
International Business Machines Corp.	3.625%	2/12/24	2,000	2,084
International Business Machines Corp.	7.000%	10/30/25	4,850	6,403
International Business Machines Corp.	6.220%	8/1/27	1,975	2,508
International Business Machines Corp.	6.500%	1/15/28	100	130
International Business Machines Corp.	5.875%	11/29/32	225	287
International Business Machines Corp.	5.600%	11/30/39	1,098	1,323
International Business Machines Corp.	4.000%	6/20/42	9,197	9,158
Intuit Inc.	5.750%	3/15/17	575	628
Jabil Circuit Inc.	5.625%	12/15/20	1,375	1,464
Jabil Circuit Inc.	4.700%	9/15/22	3,000	2,978
Juniper Networks Inc.	3.100%	3/15/16	1,000	1,020
Juniper Networks Inc.	4.600%	3/15/21	900	940
Juniper Networks Inc.	5.950%	3/15/41	5,500	5,524
7 Keysight Technologies Inc.	3.300%	10/30/19	3,050	3,032
7 Keysight Technologies Inc.	4.550%	10/30/24	3,050	3,045
KLA-Tencor Corp.	4.125%	11/1/21	9,700	9,938
KLA-Tencor Corp.	4.650%	11/1/24	3,250	3,361
Lexmark International Inc.	6.650%	6/1/18	1,850	2,058
Lexmark International Inc.	5.125%	3/15/20	2,450	2,615

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Maxim Integrated Products Inc.	2.500%	11/15/18	3,365	3,361
	Maxim Integrated Products Inc.	3.375%	3/15/23	3,875	3,835
	Microsoft Corp.	1.625%	9/25/15	5,405	5,457
	Microsoft Corp.	2.500%	2/8/16	425	435
	Microsoft Corp.	0.875%	11/15/17	2,550	2,526
	Microsoft Corp.	1.000%	5/1/18	4,050	3,992
	Microsoft Corp.	1.625%	12/6/18	3,625	3,623
	Microsoft Corp.	4.200%	6/1/19	1,465	1,611
	Microsoft Corp.	3.000%	10/1/20	4,750	4,990
	Microsoft Corp.	4.000%	2/8/21	3,950	4,327
	Microsoft Corp.	2.125%	11/15/22	4,350	4,228
	Microsoft Corp.	2.375%	5/1/23	3,950	3,875
	Microsoft Corp.	3.625%	12/15/23	2,000	2,136
	Microsoft Corp.	5.200%	6/1/39	4,375	5,237
	Microsoft Corp.	4.500%	10/1/40	2,685	2,961
	Microsoft Corp.	5.300%	2/8/41	2,500	3,062
	Microsoft Corp.	3.500%	11/15/42	7,830	7,434
	Microsoft Corp.	3.750%	5/1/43	1,865	1,850
	Microsoft Corp.	4.875%	12/15/43	5,075	5,972
	Motorola Solutions Inc.	3.750%	5/15/22	3,000	3,006
	Motorola Solutions Inc.	4.000%	9/1/24	4,000	4,019
	Motorola Solutions Inc.	5.500%	9/1/44	3,750	3,968
	NetApp Inc.	2.000%	12/15/17	4,175	4,199
	Oracle Corp.	5.250%	1/15/16	13,250	13,883
	Oracle Corp.	1.200%	10/15/17	21,300	21,233
	Oracle Corp.	5.750%	4/15/18	8,610	9,725
	Oracle Corp.	2.375%	1/15/19	3,825	3,890
	Oracle Corp.	5.000%	7/8/19	5,500	6,159
	Oracle Corp.	2.250%	10/8/19	10,900	10,958
	Oracle Corp.	3.875%	7/15/20	5,668	6,110
	Oracle Corp.	2.800%	7/8/21	7,050	7,134
	Oracle Corp.	2.500%	10/15/22	14,360	13,933
	Oracle Corp.	3.400%	7/8/24	22,650	23,186
	Oracle Corp.	4.300%	7/8/34	12,400	13,292
	Oracle Corp.	6.500%	4/15/38	2,900	3,886
	Oracle Corp.	6.125%	7/8/39	5,355	6,937
	Oracle Corp.	5.375%	7/15/40	14,847	17,783
	Oracle Corp.	4.500%	7/8/44	7,300	7,908
	Pitney Bowes Inc.	5.750%	9/15/17	950	1,038
	Pitney Bowes Inc.	6.250%	3/15/19	375	423
	Pitney Bowes Inc.	4.625%	3/15/24	7,275	7,519
7	Seagate HDD Cayman	3.750%	11/15/18	4,625	4,752
	Seagate HDD Cayman	6.875%	5/1/20	5,000	5,250
	Seagate HDD Cayman	4.750%	6/1/23	14,750	15,340
7	Seagate HDD Cayman	4.750%	1/1/25	10,000	10,300
7	Seagate HDD Cayman	5.750%	12/1/34	2,150	2,266
	Symantec Corp.	2.750%	9/15/15	2,300	2,328
	Symantec Corp.	2.750%	6/15/17	3,275	3,319
	Symantec Corp.	3.950%	6/15/22	3,150	3,178
	Telefonaktiebolaget LM Ericsson	4.125%	5/15/22	1,250	1,314
	Texas Instruments Inc.	0.450%	8/3/15	1,625	1,626
	Texas Instruments Inc.	2.375%	5/16/16	4,675	4,785
	Texas Instruments Inc.	1.650%	8/3/19	5,300	5,203
	Texas Instruments Inc.	2.250%	5/1/23	4,000	3,803
	Total System Services Inc.	2.375%	6/1/18	2,100	2,082

104

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Total System Services Inc.	3.750%	6/1/23	100	98
Trimble Navigation Ltd.	4.750%	12/1/24	2,500	2,569
Tyco Electronics Group SA	6.550%	10/1/17	6,866	7,734
Tyco Electronics Group SA	4.875%	1/15/21	3,750	4,117
Tyco Electronics Group SA	3.500%	2/3/22	750	775
Tyco Electronics Group SA	7.125%	10/1/37	4,575	6,293
Verisk Analytics Inc.	5.800%	5/1/21	2,300	2,595
Verisk Analytics Inc.	4.125%	9/12/22	8,700	9,069
Xerox Corp.	6.400%	3/15/16	1,525	1,618
Xerox Corp.	6.750%	2/1/17	2,750	3,032
Xerox Corp.	2.950%	3/15/17	3,425	3,522
Xerox Corp.	6.350%	5/15/18	11,270	12,740
Xerox Corp.	5.625%	12/15/19	1,165	1,310
Xerox Corp.	2.800%	5/15/20	2,500	2,457
Xerox Corp.	4.500%	5/15/21	12,765	13,644
Xerox Corp.	3.800%	5/15/24	1,300	1,272
Xilinx Inc.	2.125%	3/15/19	500	497
Xilinx Inc.	3.000%	3/15/21	11,375	11,355

Transportation (0.5%)
4 American Airlines 2013-1 Class A Pass
Through Trust	4.000%	1/15/27	2,049	2,088
4 American Airlines 2013-2 Class A Pass
Through Trust	4.950%	1/15/23	6,537	7,003
American Airlines 2014-1 Class A Pass
Through Trust	3.700%	10/1/26	4,000	4,030
Burlington Northern Santa Fe LLC	5.650%	5/1/17	525	576
Burlington Northern Santa Fe LLC	5.750%	3/15/18	6,350	7,116
Burlington Northern Santa Fe LLC	3.600%	9/1/20	3,950	4,143
Burlington Northern Santa Fe LLC	4.100%	6/1/21	590	639
Burlington Northern Santa Fe LLC	3.450%	9/15/21	2,590	2,700
Burlington Northern Santa Fe LLC	3.050%	3/15/22	375	375
Burlington Northern Santa Fe LLC	3.050%	9/1/22	600	603
Burlington Northern Santa Fe LLC	3.000%	3/15/23	2,900	2,891
Burlington Northern Santa Fe LLC	3.850%	9/1/23	250	263
Burlington Northern Santa Fe LLC	3.750%	4/1/24	4,350	4,533
Burlington Northern Santa Fe LLC	3.400%	9/1/24	4,100	4,178
Burlington Northern Santa Fe LLC	7.000%	12/15/25	1,700	2,221
Burlington Northern Santa Fe LLC	6.200%	8/15/36	225	292
Burlington Northern Santa Fe LLC	6.150%	5/1/37	4,150	5,425
Burlington Northern Santa Fe LLC	5.750%	5/1/40	11,600	14,290
Burlington Northern Santa Fe LLC	5.050%	3/1/41	1,800	2,030
Burlington Northern Santa Fe LLC	4.950%	9/15/41	1,030	1,145
Burlington Northern Santa Fe LLC	4.400%	3/15/42	4,529	4,715
Burlington Northern Santa Fe LLC	4.375%	9/1/42	3,675	3,800
Burlington Northern Santa Fe LLC	4.450%	3/15/43	4,325	4,528
Burlington Northern Santa Fe LLC	4.900%	4/1/44	6,125	6,892
Burlington Northern Santa Fe LLC	4.550%	9/1/44	4,400	4,709
Canadian National Railway Co.	5.800%	6/1/16	200	214
Canadian National Railway Co.	1.450%	12/15/16	2,870	2,890
Canadian National Railway Co.	5.850%	11/15/17	350	392
Canadian National Railway Co.	5.550%	3/1/19	5,385	6,104
Canadian National Railway Co.	2.850%	12/15/21	11,235	11,475
Canadian National Railway Co.	6.900%	7/15/28	100	135
Canadian National Railway Co.	6.250%	8/1/34	325	429

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Canadian National Railway Co.	6.200%	6/1/36	5,850	7,789
	Canadian National Railway Co.	6.375%	11/15/37	450	616
	Canadian Pacific Railway Co.	7.250%	5/15/19	2,945	3,518
	Canadian Pacific Railway Co.	4.450%	3/15/23	3,830	4,204
	Canadian Pacific Railway Co.	7.125%	10/15/31	1,956	2,700
	Canadian Pacific Railway Co.	5.950%	5/15/37	20,110	25,865
	Canadian Pacific Railway Ltd.	4.500%	1/15/22	8,375	9,264
	Canadian Pacific Railway Ltd.	5.750%	1/15/42	1,460	1,865
	Con-way Inc.	7.250%	1/15/18	2,825	3,213
	Con-way Inc.	6.700%	5/1/34	3,910	4,342
4	Continental Airlines 2007-1 Class A Pass
	Through Trust	5.983%	10/19/23	268	293
4	Continental Airlines 2009-2 Class A Pass
	Through Trust	7.250%	5/10/21	930	1,071
4	Continental Airlines 2010-1 Class A Pass
	Through Trust	4.750%	7/12/22	5,808	6,193
4	Continental Airlines 2012-1 Class A Pass
	Through Trust	4.150%	10/11/25	6,010	6,175
4	Continental Airlines 2012-2 Class A Pass
	Through Trust	4.000%	4/29/26	734	748
	CSX Corp.	7.900%	5/1/17	9,386	10,735
	CSX Corp.	6.250%	3/15/18	3,875	4,400
	CSX Corp.	7.375%	2/1/19	5,950	7,129
	CSX Corp.	4.250%	6/1/21	590	640
	CSX Corp.	3.700%	11/1/23	700	731
	CSX Corp.	6.000%	10/1/36	475	599
	CSX Corp.	6.150%	5/1/37	900	1,161
	CSX Corp.	6.220%	4/30/40	7,164	9,331
	CSX Corp.	5.500%	4/15/41	4,800	5,773
	CSX Corp.	4.750%	5/30/42	9,840	10,757
	CSX Corp.	4.100%	3/15/44	5,225	5,184
4	Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	1,826	2,118
4	Delta Air Lines 2009-1 Class A Pass Through Trust	7.750%	12/17/19	3,864	4,463
4	Delta Air Lines 2010-1 Class A Pass Through Trust	6.200%	1/2/20	1,528	1,685
4	Delta Air Lines 2010-2 Class A Pass Through Trust	4.950%	11/23/20	1,221	1,306
4	Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	11/7/21	1,665	1,777
	FedEx Corp.	8.000%	1/15/19	4,075	4,961
	FedEx Corp.	2.625%	8/1/22	975	955
	FedEx Corp.	4.000%	1/15/24	950	1,008
	FedEx Corp.	4.900%	1/15/34	1,400	1,556
	FedEx Corp.	3.875%	8/1/42	1,000	964
	FedEx Corp.	4.100%	4/15/43	2,700	2,675
	FedEx Corp.	5.100%	1/15/44	4,050	4,669
4	Hawaiian Airlines 2013-1 Class A Pass Through
	Certificates	3.900%	1/15/26	13,350	13,133
	JB Hunt Transport Services Inc.	2.400%	3/15/19	1,350	1,351
	JB Hunt Transport Services Inc.	3.850%	3/15/24	2,000	2,096
	Kansas City Southern de Mexico SA de CV	2.350%	5/15/20	1,375	1,318
	Kansas City Southern de Mexico SA de CV	3.000%	5/15/23	7,525	7,311
	Kansas City Southern Railway Co.	4.300%	5/15/43	2,925	2,979
	Norfolk Southern Corp.	5.750%	1/15/16	2,825	2,963
	Norfolk Southern Corp.	7.700%	5/15/17	3,525	4,031
	Norfolk Southern Corp.	5.750%	4/1/18	875	982
	Norfolk Southern Corp.	5.900%	6/15/19	3,390	3,890

106

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Norfolk Southern Corp.	3.000%	4/1/22	900	905
Norfolk Southern Corp.	2.903%	2/15/23	6,053	5,985
Norfolk Southern Corp.	3.850%	1/15/24	2,000	2,100
Norfolk Southern Corp.	5.590%	5/17/25	133	157
Norfolk Southern Corp.	7.800%	5/15/27	675	938
Norfolk Southern Corp.	7.250%	2/15/31	811	1,122
Norfolk Southern Corp.	4.837%	10/1/41	12,898	14,374
Norfolk Southern Corp.	3.950%	10/1/42	2,125	2,091
Norfolk Southern Corp.	6.000%	3/15/05	3,000	3,893
Norfolk Southern Corp.	6.000%	5/23/11	8,185	10,564
Norfolk Southern Railway Co.	9.750%	6/15/20	775	1,033
4 Northwest Airlines 2007-1 Class A Pass
Through Trust	7.027%	11/1/19	406	459
Ryder System Inc.	3.600%	3/1/16	2,060	2,121
Ryder System Inc.	5.850%	11/1/16	1,125	1,216
Ryder System Inc.	3.500%	6/1/17	3,000	3,123
Ryder System Inc.	2.500%	3/1/18	4,943	5,039
Ryder System Inc.	2.450%	11/15/18	5,400	5,400
Ryder System Inc.	2.350%	2/26/19	4,480	4,452
Ryder System Inc.	2.550%	6/1/19	11,050	11,045
Ryder System Inc.	2.450%	9/3/19	1,050	1,041
Southwest Airlines Co.	2.750%	11/6/19	4,000	4,020
4 Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	910	1,045
Trinity Industries Inc.	4.550%	10/1/24	2,250	2,186
4 UAL 2009-2A Pass Through Trust	9.750%	7/15/18	2,331	2,567
Union Pacific Corp.	5.700%	8/15/18	850	968
Union Pacific Corp.	4.000%	2/1/21	4,325	4,721
Union Pacific Corp.	4.163%	7/15/22	4,740	5,206
Union Pacific Corp.	2.750%	4/15/23	4,500	4,467
Union Pacific Corp.	3.646%	2/15/24	1,698	1,797
Union Pacific Corp.	3.250%	1/15/25	2,600	2,674
Union Pacific Corp.	6.625%	2/1/29	820	1,101
Union Pacific Corp.	4.750%	9/15/41	3,825	4,296
Union Pacific Corp.	4.750%	12/15/43	2,725	3,076
Union Pacific Corp.	4.821%	2/1/44	7,780	8,863
Union Pacific Corp.	4.850%	6/15/44	1,600	1,829
Union Pacific Corp.	4.150%	1/15/45	3,625	3,781
4 Union Pacific Railroad Co. 2007-3 Pass
Through Trust	6.176%	1/2/31	376	451
4 United Airlines 2014-2 Class A Pass Through Trust	3.750%	9/3/26	2,850	2,878
4 United Airlines Pass Through Trust Series 2013-1	4.300%	2/15/27	4,200	4,342
4 United Airlines Pass Through Trust Series 2014-1	4.000%	10/11/27	5,825	5,971
United Parcel Service Inc.	1.125%	10/1/17	875	871
United Parcel Service Inc.	5.500%	1/15/18	6,505	7,273
United Parcel Service Inc.	5.125%	4/1/19	4,875	5,480
United Parcel Service Inc.	3.125%	1/15/21	8,300	8,697
United Parcel Service Inc.	2.450%	10/1/22	7,925	7,814
United Parcel Service Inc.	6.200%	1/15/38	12,160	16,148
United Parcel Service Inc.	3.625%	10/1/42	2,000	1,958
4 US Airways Inc. 2012-2 Class A Pass
Through Trust	4.625%	12/3/26	725	761
				13,463,653

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Utilities (2.0%)
Electric (1.8%)
AEP Texas Central Co.	6.650%	2/15/33	2,952	3,891
Alabama Power Co.	3.550%	12/1/23	8,800	9,281
Alabama Power Co.	5.650%	3/15/35	1,000	1,009
Alabama Power Co.	6.125%	5/15/38	1,000	1,356
Alabama Power Co.	6.000%	3/1/39	1,750	2,306
Alabama Power Co.	5.200%	6/1/41	5,575	6,840
Alabama Power Co.	4.100%	1/15/42	1,475	1,530
Alabama Power Co.	3.850%	12/1/42	1,850	1,876
Alabama Power Co.	4.150%	8/15/44	2,600	2,748
Ameren Illinois Co.	2.700%	9/1/22	2,245	2,231
Ameren Illinois Co.	3.250%	3/1/25	1,890	1,916
Ameren Illinois Co.	4.800%	12/15/43	1,575	1,823
Ameren Illinois Co.	4.300%	7/1/44	325	344
American Electric Power Co. Inc.	1.650%	12/15/17	75	75
Appalachian Power Co.	4.600%	3/30/21	16,350	18,140
Appalachian Power Co.	5.800%	10/1/35	1,900	2,349
Appalachian Power Co.	6.375%	4/1/36	750	975
Appalachian Power Co.	6.700%	8/15/37	3,750	5,049
Appalachian Power Co.	7.000%	4/1/38	1,665	2,324
Arizona Public Service Co.	8.750%	3/1/19	1,298	1,633
Arizona Public Service Co.	3.350%	6/15/24	1,975	2,040
Arizona Public Service Co.	5.500%	9/1/35	2,100	2,626
Arizona Public Service Co.	4.500%	4/1/42	4,525	4,838
Arizona Public Service Co.	4.700%	1/15/44	3,250	3,701
Atlantic City Electric Co.	7.750%	11/15/18	2,700	3,245
Baltimore Gas & Electric Co.	5.900%	10/1/16	275	298
Baltimore Gas & Electric Co.	3.500%	11/15/21	4,825	5,065
Baltimore Gas & Electric Co.	2.800%	8/15/22	3,000	2,992
Baltimore Gas & Electric Co.	3.350%	7/1/23	3,225	3,306
Baltimore Gas & Electric Co.	6.350%	10/1/36	250	341
Berkshire Hathaway Energy Co.	1.100%	5/15/17	5,000	4,954
Berkshire Hathaway Energy Co.	5.750%	4/1/18	5,961	6,683
Berkshire Hathaway Energy Co.	2.000%	11/15/18	1,000	998
Berkshire Hathaway Energy Co.	3.750%	11/15/23	5,925	6,188
Berkshire Hathaway Energy Co.	8.480%	9/15/28	100	149
Berkshire Hathaway Energy Co.	6.125%	4/1/36	9,725	12,247
Berkshire Hathaway Energy Co.	5.950%	5/15/37	5,017	6,259
Berkshire Hathaway Energy Co.	6.500%	9/15/37	8,580	11,257
Berkshire Hathaway Energy Co.	5.150%	11/15/43	5,650	6,428
CenterPoint Energy Houston Electric LLC	2.250%	8/1/22	1,700	1,629
CenterPoint Energy Houston Electric LLC	6.950%	3/15/33	100	141
CenterPoint Energy Houston Electric LLC	3.550%	8/1/42	5,450	5,248
CenterPoint Energy Inc.	6.500%	5/1/18	5,650	6,434
Cleco Power LLC	6.000%	12/1/40	1,600	1,916
Cleveland Electric Illuminating Co.	5.700%	4/1/17	1,695	1,826
Cleveland Electric Illuminating Co.	7.880%	11/1/17	600	697
Cleveland Electric Illuminating Co.	5.500%	8/15/24	1,800	2,132
CMS Energy Corp.	8.750%	6/15/19	7,920	9,909
CMS Energy Corp.	3.875%	3/1/24	1,600	1,650
CMS Energy Corp.	4.875%	3/1/44	4,400	4,771
Commonwealth Edison Co.	5.950%	8/15/16	450	485
Commonwealth Edison Co.	1.950%	9/1/16	885	899
Commonwealth Edison Co.	6.150%	9/15/17	15,357	17,231

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Commonwealth Edison Co.	5.800%	3/15/18	6,635	7,469
Commonwealth Edison Co.	2.150%	1/15/19	9,250	9,317
Commonwealth Edison Co.	4.000%	8/1/20	5,000	5,363
Commonwealth Edison Co.	3.400%	9/1/21	3,000	3,127
Commonwealth Edison Co.	5.875%	2/1/33	100	125
Commonwealth Edison Co.	5.900%	3/15/36	2,380	3,051
Commonwealth Edison Co.	6.450%	1/15/38	3,020	4,106
Commonwealth Edison Co.	3.800%	10/1/42	4,450	4,407
Connecticut Light & Power Co.	5.500%	2/1/19	1,365	1,549
Connecticut Light & Power Co.	2.500%	1/15/23	7,275	7,078
Connecticut Light & Power Co.	6.350%	6/1/36	2,400	3,292
Connecticut Light & Power Co.	4.300%	4/15/44	1,800	1,949
Consolidated Edison Co. of New York Inc.	5.375%	12/15/15	3,213	3,355
Consolidated Edison Co. of New York Inc.	5.500%	9/15/16	2,225	2,393
Consolidated Edison Co. of New York Inc.	6.650%	4/1/19	5,150	6,078
Consolidated Edison Co. of New York Inc.	4.450%	6/15/20	6,000	6,610
Consolidated Edison Co. of New York Inc.	5.300%	3/1/35	800	966
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	3,615	4,627
Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	1,878	2,496
Consolidated Edison Co. of New York Inc.	5.700%	12/1/36	450	567
Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	500	697
Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	5,460	6,916
Consolidated Edison Co. of New York Inc.	3.950%	3/1/43	4,400	4,402
Consolidated Edison Co. of New York Inc.	4.450%	3/15/44	12,650	13,677
Constellation Energy Group Inc.	5.150%	12/1/20	3,705	4,101
Consumers Energy Co.	5.500%	8/15/16	394	423
Consumers Energy Co.	5.650%	9/15/18	1,800	2,051
Consumers Energy Co.	6.700%	9/15/19	7,960	9,476
Consumers Energy Co.	5.650%	4/15/20	1,375	1,576
Consumers Energy Co.	2.850%	5/15/22	13,516	13,462
Consumers Energy Co.	3.375%	8/15/23	1,175	1,213
Consumers Energy Co.	3.950%	5/15/43	4,225	4,371
Consumers Energy Co.	4.350%	8/31/64	1,600	1,686
Dayton Power & Light Co.	1.875%	9/15/16	525	530
Delmarva Power & Light Co.	3.500%	11/15/23	2,175	2,254
Delmarva Power & Light Co.	4.000%	6/1/42	3,650	3,750
Dominion Resources Inc.	1.950%	8/15/16	2,150	2,174
Dominion Resources Inc.	1.400%	9/15/17	4,075	4,040
Dominion Resources Inc.	6.400%	6/15/18	300	342
Dominion Resources Inc.	5.200%	8/15/19	300	334
Dominion Resources Inc.	2.500%	12/1/19	3,000	3,008
Dominion Resources Inc.	2.750%	9/15/22	1,800	1,746
Dominion Resources Inc.	3.625%	12/1/24	6,300	6,386
Dominion Resources Inc.	6.300%	3/15/33	350	455
Dominion Resources Inc.	5.950%	6/15/35	7,200	9,151
Dominion Resources Inc.	4.900%	8/1/41	4,450	4,903
Dominion Resources Inc.	4.050%	9/15/42	4,997	4,869
Dominion Resources Inc.	4.700%	12/1/44	4,500	4,788
4 Dominion Resources Inc.	5.750%	10/1/54	3,650	3,810
4 Dominion Resources Inc.	7.500%	6/30/66	700	738
DTE Electric Co.	3.450%	10/1/20	7,005	7,319
DTE Electric Co.	2.650%	6/15/22	6,025	5,941
DTE Electric Co.	3.650%	3/15/24	6,325	6,648
DTE Electric Co.	3.375%	3/1/25	3,725	3,813
DTE Electric Co.	5.700%	10/1/37	2,025	2,601

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
DTE Electric Co.	3.950%	6/15/42	10,075	10,364
DTE Energy Co.	2.400%	12/1/19	1,800	1,801
DTE Energy Co.	3.500%	6/1/24	10,900	11,030
DTE Energy Co.	6.375%	4/15/33	100	129
Duke Energy Carolinas LLC	1.750%	12/15/16	2,785	2,825
Duke Energy Carolinas LLC	5.250%	1/15/18	2,000	2,213
Duke Energy Carolinas LLC	5.100%	4/15/18	1,900	2,109
Duke Energy Carolinas LLC	4.300%	6/15/20	2,500	2,714
Duke Energy Carolinas LLC	3.900%	6/15/21	9,068	9,757
Duke Energy Carolinas LLC	6.000%	12/1/28	2,994	3,782
Duke Energy Carolinas LLC	6.450%	10/15/32	6,425	8,674
Duke Energy Carolinas LLC	6.100%	6/1/37	2,225	2,894
Duke Energy Carolinas LLC	6.000%	1/15/38	900	1,181
Duke Energy Carolinas LLC	6.050%	4/15/38	525	695
Duke Energy Carolinas LLC	5.300%	2/15/40	5,290	6,530
Duke Energy Carolinas LLC	4.250%	12/15/41	7,375	7,896
Duke Energy Carolinas LLC	4.000%	9/30/42	6,125	6,326
Duke Energy Corp.	3.350%	4/1/15	4,650	4,681
Duke Energy Corp.	2.150%	11/15/16	925	942
Duke Energy Corp.	1.625%	8/15/17	525	525
Duke Energy Corp.	2.100%	6/15/18	1,650	1,665
Duke Energy Corp.	5.050%	9/15/19	6,225	6,955
Duke Energy Corp.	3.050%	8/15/22	1,550	1,558
Duke Energy Corp.	3.950%	10/15/23	1,850	1,963
Duke Energy Corp.	3.750%	4/15/24	5,975	6,237
Duke Energy Florida Inc.	5.650%	6/15/18	1,175	1,325
Duke Energy Florida Inc.	6.350%	9/15/37	775	1,074
Duke Energy Florida Inc.	6.400%	6/15/38	6,450	8,978
Duke Energy Florida Inc.	5.650%	4/1/40	4,200	5,456
Duke Energy Indiana Inc.	6.050%	6/15/16	1,600	1,716
Duke Energy Indiana Inc.	3.750%	7/15/20	2,500	2,648
Duke Energy Indiana Inc.	6.120%	10/15/35	325	419
Duke Energy Indiana Inc.	6.350%	8/15/38	3,775	5,283
Duke Energy Indiana Inc.	4.200%	3/15/42	1,000	1,066
Duke Energy Indiana Inc.	4.900%	7/15/43	1,850	2,178
Duke Energy Ohio Inc.	5.450%	4/1/19	1,700	1,925
Duke Energy Progress Inc.	5.300%	1/15/19	5,000	5,601
Duke Energy Progress Inc.	2.800%	5/15/22	3,000	3,006
Duke Energy Progress Inc.	6.300%	4/1/38	3,025	4,187
Duke Energy Progress Inc.	4.100%	5/15/42	3,625	3,843
Duke Energy Progress Inc.	4.375%	3/30/44	10,650	11,691
Duke Energy Progress Inc.	4.150%	12/1/44	2,650	2,821
Edison International	3.750%	9/15/17	1,690	1,785
El Paso Electric Co.	6.000%	5/15/35	300	376
Entergy Arkansas Inc.	3.750%	2/15/21	3,350	3,556
Entergy Gulf States Louisiana LLC	6.000%	5/1/18	4,175	4,718
Entergy Gulf States Louisiana LLC	3.950%	10/1/20	8,700	9,306
Entergy Gulf States Louisiana LLC	5.590%	10/1/24	9,000	10,654
Entergy Louisiana LLC	4.050%	9/1/23	5,650	6,059
Entergy Louisiana LLC	5.400%	11/1/24	5,127	5,991
Entergy Louisiana LLC	4.950%	1/15/45	3,750	3,852
Entergy Mississippi Inc.	3.100%	7/1/23	300	299
Entergy Texas Inc.	7.125%	2/1/19	3,000	3,543
Exelon Corp.	5.625%	6/15/35	200	234
Exelon Generation Co. LLC	6.200%	10/1/17	9,320	10,358

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Exelon Generation Co. LLC	4.000%	10/1/20	3,300	3,442
Exelon Generation Co. LLC	4.250%	6/15/22	6,000	6,229
Exelon Generation Co. LLC	6.250%	10/1/39	4,000	4,803
Exelon Generation Co. LLC	5.750%	10/1/41	4,675	5,273
Exelon Generation Co. LLC	5.600%	6/15/42	5,848	6,541
FirstEnergy Solutions Corp.	6.800%	8/15/39	2,025	2,186
Florida Power & Light Co.	5.550%	11/1/17	5,000	5,555
Florida Power & Light Co.	2.750%	6/1/23	2,400	2,382
Florida Power & Light Co.	3.250%	6/1/24	2,800	2,868
Florida Power & Light Co.	5.950%	10/1/33	225	297
Florida Power & Light Co.	5.625%	4/1/34	2,160	2,739
Florida Power & Light Co.	5.400%	9/1/35	825	1,025
Florida Power & Light Co.	6.200%	6/1/36	5,575	7,546
Florida Power & Light Co.	5.650%	2/1/37	725	935
Florida Power & Light Co.	5.850%	5/1/37	1,265	1,658
Florida Power & Light Co.	5.950%	2/1/38	3,250	4,319
Florida Power & Light Co.	5.960%	4/1/39	9,950	13,320
Florida Power & Light Co.	5.690%	3/1/40	425	554
Florida Power & Light Co.	5.250%	2/1/41	975	1,210
Florida Power & Light Co.	4.125%	2/1/42	10,575	11,288
Florida Power & Light Co.	3.800%	12/15/42	3,250	3,285
Georgia Power Co.	3.000%	4/15/16	6,625	6,806
Georgia Power Co.	5.700%	6/1/17	2,525	2,782
Georgia Power Co.	5.650%	3/1/37	100	124
Georgia Power Co.	4.750%	9/1/40	1,200	1,350
Georgia Power Co.	4.300%	3/15/42	8,290	8,775
Georgia Power Co.	4.300%	3/15/43	3,810	4,037
Iberdrola International BV	6.750%	7/15/36	4,285	5,430
Indiana Michigan Power Co.	7.000%	3/15/19	2,012	2,382
Indiana Michigan Power Co.	6.050%	3/15/37	2,850	3,598
4 Integrys Energy Group Inc.	6.110%	12/1/66	2,345	2,357
Interstate Power & Light Co.	3.250%	12/1/24	1,400	1,425
Interstate Power & Light Co.	6.250%	7/15/39	925	1,276
ITC Holdings Corp.	4.050%	7/1/23	5,500	5,733
ITC Holdings Corp.	5.300%	7/1/43	1,600	1,862
Jersey Central Power & Light Co.	5.625%	5/1/16	2,525	2,667
Jersey Central Power & Light Co.	5.650%	6/1/17	2,775	3,022
4 John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	1,281	1,456
Kansas City Power & Light Co.	6.050%	11/15/35	125	161
Kansas City Power & Light Co.	5.300%	10/1/41	4,795	5,631
Kentucky Utilities Co.	3.250%	11/1/20	5,145	5,326
Kentucky Utilities Co.	5.125%	11/1/40	3,575	4,316
Kentucky Utilities Co.	4.650%	11/15/43	425	487
LG&E & KU Energy LLC	3.750%	11/15/20	1,600	1,668
LG&E & KU Energy LLC	4.375%	10/1/21	3,625	3,861
Louisville Gas & Electric Co.	5.125%	11/15/40	2,590	3,173
Louisville Gas & Electric Co.	4.650%	11/15/43	725	827
Metropolitan Edison Co.	7.700%	1/15/19	1,348	1,611
MidAmerican Energy Co.	5.950%	7/15/17	2,810	3,127
MidAmerican Energy Co.	5.300%	3/15/18	100	111
MidAmerican Energy Co.	6.750%	12/30/31	4,150	5,776
MidAmerican Energy Co.	5.750%	11/1/35	1,575	2,020
MidAmerican Energy Co.	5.800%	10/15/36	1,350	1,736
Midamerican Funding LLC	6.927%	3/1/29	3,935	5,226
Mississippi Power Co.	4.250%	3/15/42	4,475	4,550

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	National Rural Utilities Cooperative Finance Corp.	3.050%	3/1/16	2,950	3,032
	National Rural Utilities Cooperative Finance Corp.	5.450%	4/10/17	175	191
	National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	4,850	5,404
	National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	5,475	7,136
	National Rural Utilities Cooperative Finance Corp.	2.300%	11/15/19	4,250	4,244
	National Rural Utilities Cooperative Finance Corp.	2.350%	6/15/20	5,975	5,935
	National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	7,510	7,577
	National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	5,128	5,424
	Nevada Power Co.	6.500%	5/15/18	1,865	2,148
	Nevada Power Co.	6.500%	8/1/18	14,093	16,329
	Nevada Power Co.	7.125%	3/15/19	4,150	4,951
	Nevada Power Co.	6.650%	4/1/36	965	1,334
	Nevada Power Co.	6.750%	7/1/37	975	1,380
	Nevada Power Co.	5.450%	5/15/41	500	631
	NextEra Energy Capital Holdings Inc.	7.875%	12/15/15	1,500	1,596
	NextEra Energy Capital Holdings Inc.	6.000%	3/1/19	3,613	4,116
	NextEra Energy Capital Holdings Inc.	2.400%	9/15/19	7,000	6,987
	NextEra Energy Capital Holdings Inc.	2.700%	9/15/19	950	959
	NextEra Energy Capital Holdings Inc.	4.500%	6/1/21	885	956
	NextEra Energy Capital Holdings Inc.	3.625%	6/15/23	3,175	3,222
4	NextEra Energy Capital Holdings Inc.	6.350%	10/1/66	2,075	2,070
4	NextEra Energy Capital Holdings Inc.	6.650%	6/15/67	1,503	1,518
4	NextEra Energy Capital Holdings Inc.	7.300%	9/1/67	325	351
	Northeast Utilities	1.450%	5/1/18	1,700	1,679
	Northern States Power Co.	1.950%	8/15/15	425	427
	Northern States Power Co.	5.250%	3/1/18	1,225	1,356
	Northern States Power Co.	2.600%	5/15/23	1,330	1,309
	Northern States Power Co.	5.250%	7/15/35	100	122
	Northern States Power Co.	6.250%	6/1/36	525	715
	Northern States Power Co.	6.200%	7/1/37	1,695	2,314
	Northern States Power Co.	5.350%	11/1/39	3,245	4,081
	Northern States Power Co.	4.850%	8/15/40	950	1,118
	Northern States Power Co.	3.400%	8/15/42	400	379
	Northern States Power Co.	4.125%	5/15/44	5,850	6,220
	NorthWestern Corp.	4.176%	11/15/44	2,400	2,544
	NSTAR Electric Co.	5.625%	11/15/17	4,360	4,842
	NSTAR Electric Co.	2.375%	10/15/22	1,700	1,644
	NSTAR Electric Co.	5.500%	3/15/40	3,505	4,487
	NSTAR LLC	4.500%	11/15/19	10,682	11,616
	Oglethorpe Power Corp.	5.950%	11/1/39	350	449
	Oglethorpe Power Corp.	5.375%	11/1/40	5,145	6,058
	Oglethorpe Power Corp.	4.200%	12/1/42	2,500	2,522
	Ohio Edison Co.	6.875%	7/15/36	1,000	1,353
	Ohio Power Co.	6.000%	6/1/16	1,520	1,622
	Ohio Power Co.	5.375%	10/1/21	3,775	4,378
	Ohio Power Co.	5.850%	10/1/35	1,525	1,931
	Oklahoma Gas & Electric Co.	5.850%	6/1/40	1,200	1,571
	Oklahoma Gas & Electric Co.	5.250%	5/15/41	1,250	1,511
	Oklahoma Gas & Electric Co.	3.900%	5/1/43	1,825	1,832
	Oklahoma Gas & Electric Co.	4.000%	12/15/44	3,225	3,278
	Oncor Electric Delivery Co. LLC	5.000%	9/30/17	2,000	2,175
	Oncor Electric Delivery Co. LLC	6.800%	9/1/18	3,170	3,694
	Oncor Electric Delivery Co. LLC	2.150%	6/1/19	2,125	2,116
	Oncor Electric Delivery Co. LLC	7.000%	5/1/32	4,550	6,387
	Oncor Electric Delivery Co. LLC	7.250%	1/15/33	150	217

112

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Oncor Electric Delivery Co. LLC	7.500%	9/1/38	1,800	2,708
Oncor Electric Delivery Co. LLC	4.550%	12/1/41	7,590	8,575
Oncor Electric Delivery Co. LLC	5.300%	6/1/42	2,500	3,100
Pacific Gas & Electric Co.	5.625%	11/30/17	9,876	10,978
Pacific Gas & Electric Co.	8.250%	10/15/18	4,105	4,954
Pacific Gas & Electric Co.	3.500%	10/1/20	3,590	3,729
Pacific Gas & Electric Co.	4.250%	5/15/21	4,400	4,761
Pacific Gas & Electric Co.	3.250%	9/15/21	9,226	9,421
Pacific Gas & Electric Co.	2.450%	8/15/22	6,397	6,159
Pacific Gas & Electric Co.	3.250%	6/15/23	1,675	1,682
Pacific Gas & Electric Co.	3.400%	8/15/24	3,425	3,467
Pacific Gas & Electric Co.	6.050%	3/1/34	14,874	18,933
Pacific Gas & Electric Co.	5.800%	3/1/37	9,005	11,029
Pacific Gas & Electric Co.	6.350%	2/15/38	4,000	5,245
Pacific Gas & Electric Co.	6.250%	3/1/39	1,073	1,401
Pacific Gas & Electric Co.	5.400%	1/15/40	850	1,010
Pacific Gas & Electric Co.	4.450%	4/15/42	11,052	11,651
Pacific Gas & Electric Co.	4.600%	6/15/43	2,500	2,692
Pacific Gas & Electric Co.	4.750%	2/15/44	1,700	1,878
PacifiCorp	5.650%	7/15/18	3,000	3,386
PacifiCorp	5.500%	1/15/19	4,000	4,518
PacifiCorp	2.950%	2/1/22	3,250	3,293
PacifiCorp	3.600%	4/1/24	4,350	4,491
PacifiCorp	7.700%	11/15/31	1,185	1,771
PacifiCorp	5.250%	6/15/35	2,900	3,519
PacifiCorp	5.750%	4/1/37	10,850	13,935
PacifiCorp	4.100%	2/1/42	1,600	1,687
Peco Energy Co.	1.200%	10/15/16	2,900	2,911
Peco Energy Co.	5.350%	3/1/18	575	638
Peco Energy Co.	2.375%	9/15/22	875	849
Peco Energy Co.	5.950%	10/1/36	4,275	5,674
Pennsylvania Electric Co.	6.150%	10/1/38	2,075	2,487
Pepco Holdings Inc.	2.700%	10/1/15	295	299
PG&E Corp.	2.400%	3/1/19	2,425	2,426
Potomac Electric Power Co.	3.600%	3/15/24	200	210
Potomac Electric Power Co.	6.500%	11/15/37	4,043	5,623
PPL Capital Funding Inc.	1.900%	6/1/18	5,120	5,111
PPL Capital Funding Inc.	3.500%	12/1/22	490	496
PPL Capital Funding Inc.	3.400%	6/1/23	6,700	6,709
PPL Capital Funding Inc.	3.950%	3/15/24	275	287
PPL Capital Funding Inc.	4.700%	6/1/43	4,300	4,657
PPL Capital Funding Inc.	5.000%	3/15/44	2,000	2,225
PPL Electric Utilities Corp.	3.000%	9/15/21	590	600
PPL Electric Utilities Corp.	6.250%	5/15/39	800	1,101
PPL Electric Utilities Corp.	5.200%	7/15/41	1,250	1,530
PPL Electric Utilities Corp.	4.750%	7/15/43	3,725	4,312
PPL Electric Utilities Corp.	4.125%	6/15/44	1,550	1,640
Progress Energy Inc.	5.625%	1/15/16	2,795	2,929
Progress Energy Inc.	4.875%	12/1/19	150	166
Progress Energy Inc.	4.400%	1/15/21	5,186	5,655
Progress Energy Inc.	3.150%	4/1/22	5,800	5,879
Progress Energy Inc.	7.750%	3/1/31	625	905
Progress Energy Inc.	6.000%	12/1/39	3,165	4,088
PSEG Power LLC	5.500%	12/1/15	3,125	3,254
PSEG Power LLC	2.750%	9/15/16	885	907

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
PSEG Power LLC	5.125%	4/15/20	415	457
PSEG Power LLC	4.150%	9/15/21	1,275	1,342
PSEG Power LLC	8.625%	4/15/31	1,610	2,359
Public Service Co. of Colorado	5.800%	8/1/18	425	483
Public Service Co. of Colorado	5.125%	6/1/19	3,925	4,434
Public Service Co. of Colorado	3.200%	11/15/20	5,900	6,136
Public Service Co. of Colorado	2.250%	9/15/22	1,250	1,201
Public Service Co. of Colorado	6.250%	9/1/37	475	662
Public Service Co. of Colorado	4.750%	8/15/41	1,500	1,749
Public Service Co. of Colorado	3.600%	9/15/42	800	778
Public Service Co. of Colorado	4.300%	3/15/44	5,450	5,941
Public Service Co. of New Hampshire	3.500%	11/1/23	875	905
Public Service Co. of Oklahoma	5.150%	12/1/19	650	732
Public Service Co. of Oklahoma	4.400%	2/1/21	2,585	2,834
Public Service Co. of Oklahoma	6.625%	11/15/37	1,550	2,097
Public Service Electric & Gas Co.	2.300%	9/15/18	9,900	10,039
Public Service Electric & Gas Co.	1.800%	6/1/19	3,500	3,469
Public Service Electric & Gas Co.	3.500%	8/15/20	625	658
Public Service Electric & Gas Co.	2.375%	5/15/23	2,700	2,597
Public Service Electric & Gas Co.	5.800%	5/1/37	3,275	4,262
Public Service Electric & Gas Co.	5.375%	11/1/39	4,189	5,277
Public Service Electric & Gas Co.	3.950%	5/1/42	3,800	3,931
Public Service Electric & Gas Co.	3.650%	9/1/42	4,575	4,507
Public Service Electric & Gas Co.	4.000%	6/1/44	1,300	1,354
Puget Energy Inc.	6.500%	12/15/20	2,950	3,476
Puget Energy Inc.	6.000%	9/1/21	3,350	3,919
Puget Sound Energy Inc.	5.483%	6/1/35	2,350	2,898
Puget Sound Energy Inc.	6.274%	3/15/37	1,825	2,465
Puget Sound Energy Inc.	5.757%	10/1/39	1,400	1,821
Puget Sound Energy Inc.	5.795%	3/15/40	1,510	1,985
Puget Sound Energy Inc.	5.764%	7/15/40	600	793
Puget Sound Energy Inc.	4.434%	11/15/41	4,800	5,274
San Diego Gas & Electric Co.	5.300%	11/15/15	650	676
San Diego Gas & Electric Co.	3.000%	8/15/21	1,350	1,383
San Diego Gas & Electric Co.	6.000%	6/1/26	4,000	5,006
San Diego Gas & Electric Co.	5.350%	5/15/35	250	306
San Diego Gas & Electric Co.	6.125%	9/15/37	1,000	1,361
San Diego Gas & Electric Co.	5.350%	5/15/40	2,000	2,484
San Diego Gas & Electric Co.	4.500%	8/15/40	3,870	4,306
San Diego Gas & Electric Co.	3.950%	11/15/41	400	415
San Diego Gas & Electric Co.	4.300%	4/1/42	1,500	1,630
SCANA Corp.	6.250%	4/1/20	4,455	5,102
SCANA Corp.	4.750%	5/15/21	1,795	1,936
Sierra Pacific Power Co.	6.000%	5/15/16	4,050	4,325
Sierra Pacific Power Co.	3.375%	8/15/23	1,450	1,505
Sierra Pacific Power Co.	6.750%	7/1/37	1,450	2,036
South Carolina Electric & Gas Co.	5.250%	11/1/18	1,500	1,693
South Carolina Electric & Gas Co.	6.500%	11/1/18	2,700	3,151
South Carolina Electric & Gas Co.	6.625%	2/1/32	2,525	3,494
South Carolina Electric & Gas Co.	6.050%	1/15/38	1,550	2,018
South Carolina Electric & Gas Co.	5.450%	2/1/41	525	648
South Carolina Electric & Gas Co.	4.600%	6/15/43	7,300	8,124
South Carolina Electric & Gas Co.	4.500%	6/1/64	1,850	1,999
Southern California Edison Co.	4.650%	4/1/15	425	429
Southern California Edison Co.	5.000%	1/15/16	1,025	1,071

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Southern California Edison Co.	1.125%	5/1/17	900	898
Southern California Edison Co.	3.875%	6/1/21	2,000	2,173
Southern California Edison Co.	3.500%	10/1/23	12,300	12,933
Southern California Edison Co.	6.650%	4/1/29	1,550	2,050
Southern California Edison Co.	6.000%	1/15/34	1,000	1,300
Southern California Edison Co.	5.750%	4/1/35	800	1,022
Southern California Edison Co.	5.350%	7/15/35	4,185	5,099
Southern California Edison Co.	5.550%	1/15/36	500	633
Southern California Edison Co.	5.625%	2/1/36	1,875	2,360
Southern California Edison Co.	5.950%	2/1/38	2,800	3,700
Southern California Edison Co.	6.050%	3/15/39	1,460	1,930
Southern California Edison Co.	4.500%	9/1/40	10,307	11,362
Southern California Edison Co.	4.050%	3/15/42	6,450	6,691
Southern California Edison Co.	3.900%	3/15/43	725	737
Southern California Edison Co.	4.650%	10/1/43	5,725	6,531
Southern Co.	2.375%	9/15/15	2,850	2,884
Southern Co.	1.950%	9/1/16	590	599
Southern Co.	1.300%	8/15/17	2,100	2,093
Southern Co.	2.150%	9/1/19	1,650	1,635
Southern Power Co.	5.150%	9/15/41	6,640	7,709
Southern Power Co.	5.250%	7/15/43	5,275	6,087
Southwestern Electric Power Co.	5.550%	1/15/17	100	108
Southwestern Electric Power Co.	5.875%	3/1/18	75	84
Southwestern Electric Power Co.	6.450%	1/15/19	4,763	5,542
Southwestern Electric Power Co.	3.550%	2/15/22	4,200	4,325
Southwestern Public Service Co.	4.500%	8/15/41	2,079	2,296
Tampa Electric Co.	6.100%	5/15/18	2,175	2,478
Tampa Electric Co.	5.400%	5/15/21	2,590	3,027
Tampa Electric Co.	2.600%	9/15/22	1,000	979
Tampa Electric Co.	6.550%	5/15/36	675	939
Tampa Electric Co.	4.350%	5/15/44	3,500	3,769
TECO Finance Inc.	4.000%	3/15/16	1,100	1,139
TECO Finance Inc.	6.572%	11/1/17	470	528
TECO Finance Inc.	5.150%	3/15/20	7,862	8,776
Toledo Edison Co.	6.150%	5/15/37	4,244	5,275
TransAlta Corp.	4.750%	1/15/15	400	400
TransAlta Corp.	6.650%	5/15/18	2,325	2,610
TransAlta Corp.	6.500%	3/15/40	2,000	2,150
7 Tri-State Generation & Transmission
Association Inc.	3.700%	11/1/24	1,475	1,508
7 Tri-State Generation & Transmission
Association Inc.	4.700%	11/1/44	1,400	1,489
Tucson Electric Power Co.	5.150%	11/15/21	1,045	1,168
UIL Holdings Corp.	4.625%	10/1/20	1,000	1,063
Union Electric Co.	6.700%	2/1/19	2,432	2,861
Union Electric Co.	3.500%	4/15/24	5,300	5,500
Union Electric Co.	5.300%	8/1/37	2,919	3,565
Union Electric Co.	8.450%	3/15/39	2,000	3,391
Virginia Electric & Power Co.	5.400%	1/15/16	5,250	5,503
Virginia Electric & Power Co.	2.950%	1/15/22	2,025	2,045
Virginia Electric & Power Co.	3.450%	9/1/22	11,095	11,573
Virginia Electric & Power Co.	2.750%	3/15/23	6,300	6,231
Virginia Electric & Power Co.	6.000%	1/15/36	3,540	4,620
Virginia Electric & Power Co.	6.350%	11/30/37	3,000	4,170
Virginia Electric & Power Co.	4.000%	1/15/43	14,575	14,930

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Virginia Electric and Power Co.	4.450%	2/15/44	2,095	2,299
Westar Energy Inc.	8.625%	12/1/18	1,250	1,553
Westar Energy Inc.	4.125%	3/1/42	4,375	4,601
Westar Energy Inc.	4.100%	4/1/43	900	939
Westar Energy Inc.	4.625%	9/1/43	2,900	3,311
Western Massachusetts Electric Co.	3.500%	9/15/21	1,050	1,095
Wisconsin Electric Power Co.	4.250%	12/15/19	2,650	2,879
Wisconsin Electric Power Co.	3.650%	12/15/42	400	403
Wisconsin Electric Power Co.	4.250%	6/1/44	3,100	3,342
4 Wisconsin Energy Corp.	6.250%	5/15/67	5,175	5,201
Wisconsin Power & Light Co.	5.000%	7/15/19	475	530
Wisconsin Power & Light Co.	2.250%	11/15/22	3,850	3,768
Wisconsin Power & Light Co.	6.375%	8/15/37	1,625	2,254
Wisconsin Power & Light Co.	4.100%	10/15/44	1,450	1,502
Wisconsin Public Service Corp.	3.671%	12/1/42	2,050	2,061
Wisconsin Public Service Corp.	4.752%	11/1/44	3,175	3,701
Xcel Energy Inc.	5.613%	4/1/17	275	300
Xcel Energy Inc.	4.700%	5/15/20	8,320	9,231
Xcel Energy Inc.	6.500%	7/1/36	7,611	10,314

Natural Gas (0.1%)
AGL Capital Corp.	5.250%	8/15/19	1,600	1,789
AGL Capital Corp.	3.500%	9/15/21	1,580	1,635
AGL Capital Corp.	5.875%	3/15/41	5,700	7,147
AGL Capital Corp.	4.400%	6/1/43	1,000	1,054
Atmos Energy Corp.	8.500%	3/15/19	760	944
Atmos Energy Corp.	5.500%	6/15/41	4,050	4,952
Atmos Energy Corp.	4.150%	1/15/43	275	279
Atmos Energy Corp.	4.125%	10/15/44	3,050	3,139
British Transco Finance Inc.	6.625%	6/1/18	3,375	3,897
KeySpan Corp.	8.000%	11/15/30	50	70
Laclede Group Inc.	4.700%	8/15/44	3,500	3,645
National Fuel Gas Co.	6.500%	4/15/18	5,129	5,825
National Grid plc	6.300%	8/1/16	2,450	2,645
ONE Gas Inc.	2.070%	2/1/19	2,600	2,604
ONE Gas Inc.	4.658%	2/1/44	1,200	1,372
Piedmont Natural Gas Co. Inc.	4.650%	8/1/43	1,375	1,586
Sempra Energy	6.500%	6/1/16	3,885	4,174
Sempra Energy	2.300%	4/1/17	175	178
Sempra Energy	6.150%	6/15/18	2,775	3,145
Sempra Energy	9.800%	2/15/19	1,500	1,926
Sempra Energy	2.875%	10/1/22	2,125	2,089
Sempra Energy	4.050%	12/1/23	19,085	20,196
Sempra Energy	6.000%	10/15/39	6,960	8,597
Southern California Gas Co.	5.750%	11/15/35	400	523
Southern California Gas Co.	3.750%	9/15/42	3,325	3,298
Southern California Gas Co.	4.450%	3/15/44	1,450	1,627

Other Utility (0.1%)
American Water Capital Corp.	6.085%	10/15/17	8,041	8,950
American Water Capital Corp.	6.593%	10/15/37	6,125	8,483
United Utilities plc	5.375%	2/1/19	6,025	6,548
Veolia Environnement SA	6.750%	6/1/38	2,150	2,753
				1,761,127
Total Corporate Bonds (Cost $21,687,525)				22,673,140

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Sovereign Bonds (U.S. Dollar-Denominated) (5.6%)
African Development Bank	1.250%	9/2/16	3,100	3,131
African Development Bank	0.750%	10/18/16	8,850	8,812
African Development Bank	1.125%	3/15/17	4,200	4,220
African Development Bank	0.875%	3/15/18	4,700	4,636
African Development Bank	1.625%	10/2/18	16,500	16,562
African Development Bank	2.375%	9/23/21	13,000	13,239
Asian Development Bank	2.500%	3/15/16	11,150	11,417
Asian Development Bank	5.500%	6/27/16	5,450	5,843
Asian Development Bank	0.750%	1/11/17	16,575	16,561
Asian Development Bank	1.125%	3/15/17	34,275	34,445
Asian Development Bank	5.250%	6/12/17	100	110
Asian Development Bank	5.593%	7/16/18	1,700	1,916
Asian Development Bank	1.750%	9/11/18	1,650	1,666
Asian Development Bank	1.500%	9/28/18	15,000	15,005
Asian Development Bank	1.875%	10/23/18	5,120	5,192
Asian Development Bank	1.750%	3/21/19	14,600	14,692
Asian Development Bank	1.875%	4/12/19	13,250	13,392
Asian Development Bank	1.375%	3/23/20	2,750	2,692
Banco do Brasil SA	3.875%	1/23/17	6,650	6,819
Banco do Brasil SA	3.875%	10/10/22	8,875	8,163
Canada	0.875%	2/14/17	22,250	22,264
Canada	1.625%	2/27/19	1,300	1,303
CNOOC Finance 2013 Ltd.	1.750%	5/9/18	2,850	2,803
CNOOC Finance 2013 Ltd.	3.000%	5/9/23	13,900	13,181
CNOOC Nexen Finance 2014 ULC	1.625%	4/30/17	15,100	15,052
CNOOC Nexen Finance 2014 ULC	4.250%	4/30/24	14,600	15,029
Corporacion Andina de Fomento	3.750%	1/15/16	9,460	9,699
Corporacion Andina de Fomento	1.500%	8/8/17	8,000	8,025
Corporacion Andina de Fomento	8.125%	6/4/19	1,350	1,671
Corporacion Andina de Fomento	4.375%	6/15/22	20,817	22,437
Council Of Europe Development Bank	2.750%	2/10/15	2,200	2,205
Council Of Europe Development Bank	2.625%	2/16/16	4,565	4,676
Council Of Europe Development Bank	1.500%	2/22/17	6,000	6,076
Council Of Europe Development Bank	1.500%	6/19/17	1,350	1,365
Council Of Europe Development Bank	1.000%	3/7/18	10,450	10,344
Council Of Europe Development Bank	1.125%	5/31/18	4,550	4,508
Council Of Europe Development Bank	1.750%	11/14/19	5,000	4,981
Ecopetrol SA	7.625%	7/23/19	8,750	10,041
Ecopetrol SA	5.875%	9/18/23	5,800	6,189
Ecopetrol SA	4.125%	1/16/25	8,325	8,024
Ecopetrol SA	7.375%	9/18/43	10,000	10,697
Ecopetrol SA	5.875%	5/28/45	5,100	4,743
European Bank for Reconstruction & Development	2.750%	4/20/15	7,700	7,754
European Bank for Reconstruction & Development	2.500%	3/15/16	11,975	12,266
European Bank for Reconstruction & Development	1.375%	10/20/16	4,735	4,790
European Bank for Reconstruction & Development	1.000%	2/16/17	5,000	5,014
European Bank for Reconstruction & Development	0.750%	9/1/17	8,075	8,005
European Bank for Reconstruction & Development	1.000%	9/17/18	2,050	2,014
European Bank for Reconstruction & Development	1.625%	11/15/18	4,675	4,697
European Bank for Reconstruction & Development	1.750%	6/14/19	21,525	21,561
European Bank for Reconstruction & Development	1.750%	11/26/19	6,000	5,983
European Bank for Reconstruction & Development	1.500%	3/16/20	10,950	10,868
European Investment Bank	1.125%	4/15/15	26,000	26,060
European Investment Bank	4.875%	2/16/16	9,500	9,966

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	European Investment Bank	2.250%	3/15/16	19,400	19,816
	European Investment Bank	0.625%	4/15/16	22,700	22,743
	European Investment Bank	2.500%	5/16/16	15,700	16,119
	European Investment Bank	2.125%	7/15/16	6,000	6,140
	European Investment Bank	0.500%	8/15/16	10,000	9,974
	European Investment Bank	5.125%	9/13/16	14,700	15,798
	European Investment Bank	1.250%	10/14/16	6,650	6,717
	European Investment Bank	1.125%	12/15/16	1,500	1,502
	European Investment Bank	4.875%	1/17/17	5,500	5,946
	European Investment Bank	1.750%	3/15/17	35,100	35,756
	European Investment Bank	0.875%	4/18/17	15,100	15,025
	European Investment Bank	5.125%	5/30/17	9,150	10,050
	European Investment Bank	1.625%	6/15/17	1,000	1,016
	European Investment Bank	1.000%	8/17/17	17,000	16,945
	European Investment Bank	1.125%	9/15/17	14,425	14,442
	European Investment Bank	1.000%	12/15/17	13,850	13,784
	European Investment Bank	1.000%	3/15/18	20,575	20,385
	European Investment Bank	1.000%	6/15/18	34,600	34,147
	European Investment Bank	1.625%	12/18/18	34,225	34,346
	European Investment Bank	1.875%	3/15/19	46,000	46,508
	European Investment Bank	1.750%	6/17/19	63,470	63,575
	European Investment Bank	2.875%	9/15/20	14,650	15,414
	European Investment Bank	4.000%	2/16/21	11,575	12,923
	European Investment Bank	2.500%	4/15/21	32,125	33,099
	European Investment Bank	2.125%	10/15/21	7,600	7,630
	European Investment Bank	3.250%	1/29/24	12,900	13,906
	Export Development Canada	1.250%	10/26/16	705	710
	Export Development Canada	0.625%	12/15/16	1,675	1,670
8	Export Development Canada	1.000%	5/15/17	7,400	7,392
	Export Development Canada	0.750%	12/15/17	9,025	8,873
	Export Development Canada	1.500%	10/3/18	15,125	15,163
8	Export Development Canada	1.625%	12/3/19	4,000	3,978
	Export-Import Bank of Korea	3.750%	10/20/16	5,575	5,816
	Export-Import Bank of Korea	4.000%	1/11/17	15,250	15,996
	Export-Import Bank of Korea	1.750%	2/27/18	3,675	3,653
	Export-Import Bank of Korea	2.875%	9/17/18	8,000	8,208
	Export-Import Bank of Korea	2.375%	8/12/19	5,000	5,020
	Export-Import Bank of Korea	5.125%	6/29/20	5,300	5,968
	Export-Import Bank of Korea	4.000%	1/29/21	2,500	2,679
	Export-Import Bank of Korea	4.375%	9/15/21	4,000	4,384
	Export-Import Bank of Korea	5.000%	4/11/22	8,300	9,451
	Export-Import Bank of Korea	4.000%	1/14/24	17,500	18,917
	Federative Republic of Brazil	6.000%	1/17/17	21,330	23,090
4	Federative Republic of Brazil	8.000%	1/15/18	9,421	10,269
	Federative Republic of Brazil	5.875%	1/15/19	16,050	17,816
	Federative Republic of Brazil	8.875%	10/14/19	3,600	4,500
	Federative Republic of Brazil	4.875%	1/22/21	7,470	7,945
	Federative Republic of Brazil	2.625%	1/5/23	8,025	7,355
	Federative Republic of Brazil	4.250%	1/7/25	33,525	33,704
	Federative Republic of Brazil	8.750%	2/4/25	3,300	4,430
	Federative Republic of Brazil	10.125%	5/15/27	2,000	3,050
	Federative Republic of Brazil	8.250%	1/20/34	8,550	11,820
	Federative Republic of Brazil	7.125%	1/20/37	9,125	11,667
4	Federative Republic of Brazil	11.000%	8/17/40	4,350	4,633
	Federative Republic of Brazil	5.625%	1/7/41	34,950	37,397
	Federative Republic of Brazil	5.000%	1/27/45	12,035	11,794

118

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
FMS Wertmanagement AoeR	0.625%	4/18/16	15,000	15,025
FMS Wertmanagement AoeR	0.625%	1/30/17	17,200	17,084
FMS Wertmanagement AoeR	1.125%	9/5/17	5,700	5,700
FMS Wertmanagement AoeR	1.000%	11/21/17	4,350	4,297
FMS Wertmanagement AoeR	1.625%	11/20/18	11,000	11,030
Hydro-Quebec	7.500%	4/1/16	3,650	3,948
Hydro-Quebec	2.000%	6/30/16	14,825	15,099
Hydro-Quebec	1.375%	6/19/17	9,300	9,322
Hydro-Quebec	8.400%	1/15/22	3,040	4,054
Hydro-Quebec	8.050%	7/7/24	1,350	1,895
Industrial & Commercial Bank of China Ltd.	2.351%	11/13/17	4,200	4,196
Industrial & Commercial Bank of China Ltd.	3.231%	11/13/19	6,100	6,168
Inter-American Development Bank	4.250%	9/14/15	3,450	3,543
Inter-American Development Bank	0.625%	9/12/16	9,000	8,967
Inter-American Development Bank	5.125%	9/13/16	100	107
Inter-American Development Bank	1.375%	10/18/16	9,810	9,930
Inter-American Development Bank	0.875%	11/15/16	6,025	6,031
Inter-American Development Bank	1.125%	3/15/17	10,650	10,707
Inter-American Development Bank	1.000%	7/14/17	21,625	21,574
Inter-American Development Bank	2.375%	8/15/17	5,100	5,272
Inter-American Development Bank	0.875%	3/15/18	9,925	9,787
Inter-American Development Bank	1.750%	8/24/18	7,620	7,695
Inter-American Development Bank	1.125%	9/12/19	24,800	24,131
Inter-American Development Bank	3.875%	9/17/19	16,750	18,353
Inter-American Development Bank	1.750%	10/15/19	20,200	20,079
Inter-American Development Bank	3.875%	2/14/20	2,300	2,529
Inter-American Development Bank	2.125%	11/9/20	10,400	10,465
Inter-American Development Bank	3.000%	10/4/23	2,350	2,491
Inter-American Development Bank	3.000%	2/21/24	18,000	19,058
Inter-American Development Bank	7.000%	6/15/25	1,125	1,540
Inter-American Development Bank	3.200%	8/7/42	2,000	2,008
Inter-American Development Bank	4.375%	1/24/44	9,500	11,616
International Bank for Reconstruction
& Development	2.125%	3/15/16	24,450	24,942
International Bank for Reconstruction
& Development	5.000%	4/1/16	9,975	10,531
International Bank for Reconstruction
& Development	0.500%	4/15/16	16,700	16,703
International Bank for Reconstruction
& Development	1.000%	9/15/16	5,995	6,029
International Bank for Reconstruction
& Development	0.625%	10/14/16	14,250	14,168
International Bank for Reconstruction
& Development	0.750%	12/15/16	10,625	10,620
International Bank for Reconstruction
& Development	0.875%	4/17/17	33,125	33,113
International Bank for Reconstruction
& Development	1.125%	7/18/17	7,500	7,505
International Bank for Reconstruction
& Development	1.375%	4/10/18	36,200	36,228
International Bank for Reconstruction
& Development	1.875%	3/15/19	43,475	43,920
International Bank for Reconstruction
& Development	1.875%	10/7/19	5,200	5,217
International Bank for Reconstruction
& Development	2.125%	11/1/20	20,400	20,645

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	International Bank for Reconstruction
	& Development	2.250%	6/24/21	15,250	15,601
	International Bank for Reconstruction
	& Development	7.625%	1/19/23	950	1,327
	International Bank for Reconstruction
	& Development	2.500%	11/25/24	42,500	42,908
	International Bank for Reconstruction
	& Development	8.875%	3/1/26	450	703
	International Finance Corp.	2.750%	4/20/15	3,250	3,272
	International Finance Corp.	2.250%	4/11/16	5,000	5,110
	International Finance Corp.	0.625%	10/3/16	8,475	8,467
	International Finance Corp.	0.625%	11/15/16	9,450	9,428
	International Finance Corp.	1.125%	11/23/16	14,950	15,043
	International Finance Corp.	1.000%	4/24/17	5,650	5,639
	International Finance Corp.	2.125%	11/17/17	24,800	25,400
	International Finance Corp.	0.625%	12/21/17	6,850	6,724
	International Finance Corp.	1.250%	7/16/18	15,500	15,376
	International Finance Corp.	1.750%	9/4/18	6,400	6,454
	International Finance Corp.	1.750%	9/16/19	10,500	10,456
9	Japan Bank for International Cooperation	1.875%	9/24/15	6,065	6,126
9	Japan Bank for International Cooperation	2.500%	1/21/16	5,600	5,716
9	Japan Bank for International Cooperation	2.500%	5/18/16	6,200	6,362
9	Japan Bank for International Cooperation	2.250%	7/13/16	5,000	5,121
9	Japan Bank for International Cooperation	1.125%	7/19/17	6,675	6,675
9	Japan Bank for International Cooperation	1.750%	7/31/18	13,125	13,224
9	Japan Bank for International Cooperation	1.750%	11/13/18	19,900	20,003
9	Japan Bank for International Cooperation	2.125%	2/7/19	5,000	5,087
9	Japan Bank for International Cooperation	3.375%	7/31/23	2,400	2,595
9	Japan Bank for International Cooperation	3.000%	5/29/24	17,000	17,693
9	Japan Finance Organization for Municipalities	5.000%	5/16/17	1,600	1,746
9	Japan Finance Organization for Municipalities	4.000%	1/13/21	5,625	6,210
10	KFW	0.500%	9/30/15	34,175	34,225
10	KFW	2.625%	2/16/16	3,450	3,536
10	KFW	5.125%	3/14/16	14,000	14,783
10	KFW	0.500%	4/19/16	16,000	16,008
10	KFW	2.000%	6/1/16	19,000	19,400
10	KFW	0.500%	7/15/16	17,000	16,899
10	KFW	1.250%	10/5/16	11,805	11,925
10	KFW	0.625%	12/15/16	30,150	30,093
10	KFW	4.875%	1/17/17	3,000	3,249
10	KFW	1.250%	2/15/17	29,000	29,269
10	KFW	0.750%	3/17/17	7,000	6,955
10	KFW	0.875%	9/5/17	14,200	14,140
10	KFW	0.875%	12/15/17	8,000	7,903
10	KFW	4.375%	3/15/18	18,850	20,662
10	KFW	1.000%	6/11/18	13,900	13,728
10	KFW	4.500%	7/16/18	6,425	7,101
10	KFW	1.875%	4/1/19	48,500	49,042
10	KFW	4.875%	6/17/19	20,075	22,839
10	KFW	1.750%	10/15/19	23,500	23,424
10	KFW	4.000%	1/27/20	5,500	6,079
10	KFW	2.750%	9/8/20	23,250	24,303
10	KFW	2.750%	10/1/20	13,200	13,799
10	KFW	2.375%	8/25/21	19,590	19,995
10	KFW	2.625%	1/25/22	14,000	14,488
10	KFW	2.000%	10/4/22	24,875	24,592

120

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
10	KFW	2.125%	1/17/23	30,000	29,922
10	KFW	2.500%	11/20/24	49,500	50,149
10	KFW	0.000%	4/18/36	7,000	3,776
10	KFW	0.000%	6/29/37	4,450	2,308
	Korea Development Bank	3.250%	3/9/16	1,180	1,208
	Korea Development Bank	4.000%	9/9/16	2,500	2,609
	Korea Development Bank	3.875%	5/4/17	2,500	2,615
	Korea Development Bank	3.500%	8/22/17	3,450	3,593
	Korea Development Bank	1.500%	1/22/18	2,500	2,467
	Korea Development Bank	3.000%	3/17/19	4,400	4,534
	Korea Development Bank	3.000%	9/14/22	23,750	23,833
	Korea Development Bank	3.750%	1/22/24	15,300	16,178
	Korea Finance Corp.	3.250%	9/20/16	4,000	4,126
	Korea Finance Corp.	2.250%	8/7/17	1,475	1,491
	Korea Finance Corp.	4.625%	11/16/21	10,000	11,072
10	Landwirtschaftliche Rentenbank	4.875%	11/16/15	10,650	11,062
10	Landwirtschaftliche Rentenbank	2.500%	2/15/16	7,220	7,379
10	Landwirtschaftliche Rentenbank	2.125%	7/15/16	175	179
10	Landwirtschaftliche Rentenbank	5.125%	2/1/17	10,700	11,642
10	Landwirtschaftliche Rentenbank	0.875%	9/12/17	2,325	2,313
10	Landwirtschaftliche Rentenbank	2.375%	9/13/17	4,000	4,137
10	Landwirtschaftliche Rentenbank	1.000%	4/4/18	13,000	12,856
10	Landwirtschaftliche Rentenbank	1.875%	9/17/18	5,600	5,681
10	Landwirtschaftliche Rentenbank	1.375%	10/23/19	3,000	2,947
10	Landwirtschaftliche Rentenbank	2.250%	10/1/21	16,700	16,842
	Nexen Energy ULC	7.875%	3/15/32	325	458
	Nexen Energy ULC	5.875%	3/10/35	690	815
	Nexen Energy ULC	6.400%	5/15/37	13,400	16,831
	Nexen Energy ULC	7.500%	7/30/39	3,400	4,666
	Nordic Investment Bank	2.250%	3/15/16	4,250	4,340
	Nordic Investment Bank	0.500%	4/14/16	3,150	3,150
	Nordic Investment Bank	5.000%	2/1/17	1,150	1,247
	Nordic Investment Bank	1.000%	3/7/17	2,250	2,255
	Nordic Investment Bank	0.750%	1/17/18	14,450	14,234
	Nordic Investment Bank	1.875%	6/14/19	8,300	8,351
	North American Development Bank	2.300%	10/10/18	2,387	2,406
	North American Development Bank	4.375%	2/11/20	975	1,069
	North American Development Bank	2.400%	10/26/22	3,300	3,235
11	Oesterreichische Kontrollbank AG	2.000%	6/3/16	24,500	25,007
11	Oesterreichische Kontrollbank AG	0.750%	12/15/16	8,000	7,997
11	Oesterreichische Kontrollbank AG	5.000%	4/25/17	4,025	4,392
11	Oesterreichische Kontrollbank AG	1.625%	3/12/19	3,500	3,502
11	Oesterreichische Kontrollbank AG	2.375%	10/1/21	5,000	5,029
4	Oriental Republic of Uruguay	8.000%	11/18/22	3,900	5,090
4	Oriental Republic of Uruguay	4.500%	8/14/24	12,000	12,601
4	Oriental Republic of Uruguay	7.625%	3/21/36	4,725	6,391
4	Oriental Republic of Uruguay	4.125%	11/20/45	16,579	14,755
4	Oriental Republic of Uruguay	5.100%	6/18/50	975	973
	Pemex Project Funding Master Trust	5.750%	3/1/18	40,575	44,024
	Pemex Project Funding Master Trust	6.625%	6/15/35	9,100	10,510
	Pemex Project Funding Master Trust	6.625%	6/15/38	3,025	3,461
	Petrobras Global Finance BV	2.000%	5/20/16	11,700	11,183
	Petrobras Global Finance BV	4.875%	3/17/20	22,800	21,414
	Petrobras Global Finance BV	4.375%	5/20/23	6,000	5,155
	Petrobras Global Finance BV	6.250%	3/17/24	28,500	27,082
	Petrobras Global Finance BV	5.625%	5/20/43	3,400	2,771

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Petrobras Global Finance BV	7.250%	3/17/44	1,225	1,206
	Petrobras International Finance Co. SA	3.875%	1/27/16	3,350	3,300
	Petrobras International Finance Co. SA	6.125%	10/6/16	3,325	3,355
	Petrobras International Finance Co. SA	3.500%	2/6/17	12,250	11,754
	Petrobras International Finance Co. SA	5.875%	3/1/18	28,500	28,024
	Petrobras International Finance Co. SA	8.375%	12/10/18	2,300	2,426
	Petrobras International Finance Co. SA	7.875%	3/15/19	7,575	7,924
	Petrobras International Finance Co. SA	5.750%	1/20/20	26,685	26,159
	Petrobras International Finance Co. SA	5.375%	1/27/21	18,325	16,914
	Petrobras International Finance Co. SA	6.875%	1/20/40	20,625	19,045
	Petrobras International Finance Co. SA	6.750%	1/27/41	8,000	7,402
	Petroleos Mexicanos	8.000%	5/3/19	6,675	7,893
	Petroleos Mexicanos	6.000%	3/5/20	5,000	5,584
	Petroleos Mexicanos	5.500%	1/21/21	26,445	28,629
	Petroleos Mexicanos	4.875%	1/24/22	19,350	20,271
	Petroleos Mexicanos	3.500%	1/30/23	15,850	15,138
	Petroleos Mexicanos	4.875%	1/18/24	700	725
4	Petroleos Mexicanos	2.290%	2/15/24	1,425	1,433
7	Petroleos Mexicanos	4.250%	1/15/25	6,600	6,568
	Petroleos Mexicanos	2.378%	4/15/25	1,900	1,852
	Petroleos Mexicanos	6.500%	6/2/41	10,725	12,389
7	Petroleos Mexicanos	5.500%	6/27/44	11,500	11,701
	Petroleos Mexicanos	5.500%	6/27/44	29,400	29,914
	Petroleos Mexicanos	6.375%	1/23/45	12,600	14,372
	Province of British Columbia	2.100%	5/18/16	5,280	5,381
	Province of British Columbia	1.200%	4/25/17	4,900	4,922
	Province of British Columbia	2.650%	9/22/21	8,200	8,432
	Province of British Columbia	2.000%	10/23/22	10,000	9,778
	Province of Manitoba	4.900%	12/6/16	6,065	6,533
	Province of Manitoba	1.300%	4/3/17	4,050	4,068
	Province of Manitoba	1.125%	6/1/18	1,250	1,239
	Province of Manitoba	2.100%	9/6/22	3,000	2,935
	Province of Manitoba	3.050%	5/14/24	19,500	20,142
	Province of New Brunswick	2.750%	6/15/18	7,575	7,881
	Province of Nova Scotia	2.375%	7/21/15	6,390	6,464
	Province of Nova Scotia	5.125%	1/26/17	1,000	1,093
	Province of Nova Scotia	9.125%	5/1/21	1,280	1,769
	Province of Ontario	4.750%	1/19/16	4,325	4,507
	Province of Ontario	5.450%	4/27/16	6,125	6,499
	Province of Ontario	2.300%	5/10/16	26,290	26,825
	Province of Ontario	1.000%	7/22/16	14,100	14,134
	Province of Ontario	1.600%	9/21/16	9,200	9,303
	Province of Ontario	1.100%	10/25/17	10,650	10,546
	Province of Ontario	3.150%	12/15/17	5,525	5,798
	Province of Ontario	1.200%	2/14/18	5,600	5,561
	Province of Ontario	3.000%	7/16/18	2,550	2,674
	Province of Ontario	2.000%	9/27/18	12,500	12,630
	Province of Ontario	2.000%	1/30/19	20,000	20,147
	Province of Ontario	1.650%	9/27/19	11,000	10,832
	Province of Ontario	4.000%	10/7/19	3,750	4,079
	Province of Ontario	4.400%	4/14/20	9,200	10,318
	Province of Ontario	2.500%	9/10/21	13,500	13,563
	Province of Ontario	2.450%	6/29/22	2,025	2,014
	Province of Ontario	3.200%	5/16/24	10,000	10,470
	Quebec	5.125%	11/14/16	7,275	7,833
	Quebec	4.625%	5/14/18	9,050	9,975

122

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Quebec	3.500%	7/29/20	8,770	9,359
Quebec	2.750%	8/25/21	13,475	13,710
Quebec	2.625%	2/13/23	34,919	34,981
Quebec	7.125%	2/9/24	325	430
Quebec	2.875%	10/16/24	9,400	9,468
Quebec	7.500%	9/15/29	4,875	7,250
Region of Lombardy Italy	5.804%	10/25/32	1,050	1,148
Republic of Chile	3.875%	8/5/20	1,750	1,876
Republic of Chile	3.250%	9/14/21	200	205
Republic of Chile	2.250%	10/30/22	10,400	9,904
Republic of Chile	3.125%	3/27/25	13,890	13,798
Republic of Chile	3.625%	10/30/42	3,600	3,256
Republic of Colombia	7.375%	1/27/17	4,900	5,421
Republic of Colombia	7.375%	3/18/19	20,510	24,130
Republic of Colombia	11.750%	2/25/20	1,050	1,476
Republic of Colombia	4.375%	7/12/21	9,795	10,270
4 Republic of Colombia	2.625%	3/15/23	11,950	11,072
Republic of Colombia	4.000%	2/26/24	12,100	12,300
Republic of Colombia	8.125%	5/21/24	2,800	3,703
Republic of Colombia	7.375%	9/18/37	11,500	15,341
Republic of Colombia	6.125%	1/18/41	8,550	10,236
4 Republic of Colombia	5.625%	2/26/44	18,600	20,832
Republic of Finland	6.950%	2/15/26	1,000	1,353
Republic of Italy	4.750%	1/25/16	14,850	15,426
Republic of Italy	5.250%	9/20/16	10,855	11,552
Republic of Italy	5.375%	6/12/17	14,400	15,592
Republic of Italy	6.875%	9/27/23	12,325	15,651
Republic of Italy	5.375%	6/15/33	13,750	16,197
Republic of Korea	5.125%	12/7/16	2,955	3,185
Republic of Korea	7.125%	4/16/19	16,078	19,402
Republic of Korea	3.875%	9/11/23	21,400	23,507
Republic of Korea	5.625%	11/3/25	575	710
Republic of Panama	5.200%	1/30/20	15,655	17,119
Republic of Panama	7.125%	1/29/26	13,500	17,010
Republic of Panama	9.375%	4/1/29	5,500	8,333
4 Republic of Panama	6.700%	1/26/36	9,848	12,573
4 Republic of Panama	4.300%	4/29/53	5,000	4,500
Republic of Peru	7.125%	3/30/19	12,550	14,840
Republic of Peru	7.350%	7/21/25	6,525	8,662
Republic of Peru	8.750%	11/21/33	11,427	17,793
4 Republic of Peru	6.550%	3/14/37	10,500	13,571
Republic of Peru	5.625%	11/18/50	11,100	13,043
Republic of Philippines	9.375%	1/18/17	5,000	5,840
Republic of Philippines	8.375%	6/17/19	10,000	12,700
Republic of Philippines	6.500%	1/20/20	3,100	3,723
Republic of Philippines	4.000%	1/15/21	17,525	18,987
Republic of Philippines	4.200%	1/21/24	20,525	22,270
Republic of Philippines	10.625%	3/16/25	8,525	13,738
Republic of Philippines	5.500%	3/30/26	6,800	8,065
Republic of Philippines	9.500%	2/2/30	8,950	14,551
Republic of Philippines	7.750%	1/14/31	13,250	19,129
Republic of Philippines	6.375%	1/15/32	5,650	7,407
Republic of Philippines	6.375%	10/23/34	20,325	27,236
Republic of Philippines	5.000%	1/13/37	1,950	2,280
Republic of Poland	5.000%	10/19/15	750	776
Republic of Poland	6.375%	7/15/19	12,960	15,148

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Republic of Poland	5.125%	4/21/21	20,650	23,175
	Republic of Poland	5.000%	3/23/22	23,085	25,841
	Republic of Poland	3.000%	3/17/23	25,300	25,142
	Republic of Poland	4.000%	1/22/24	425	450
	Republic of South Africa	6.875%	5/27/19	7,425	8,478
	Republic of South Africa	5.500%	3/9/20	18,890	20,590
	Republic of South Africa	4.665%	1/17/24	8,300	8,580
	Republic of South Africa	5.875%	9/16/25	10,600	11,925
	Republic of South Africa	6.250%	3/8/41	2,100	2,481
	Republic of South Africa	5.375%	7/24/44	10,000	10,475
	Republic of Turkey	7.000%	9/26/16	13,600	14,754
	Republic of Turkey	7.500%	7/14/17	15,275	17,077
	Republic of Turkey	6.750%	4/3/18	17,275	19,266
	Republic of Turkey	7.000%	3/11/19	17,700	20,193
	Republic of Turkey	7.000%	6/5/20	13,100	15,237
	Republic of Turkey	5.625%	3/30/21	11,475	12,618
	Republic of Turkey	5.125%	3/25/22	8,925	9,550
	Republic of Turkey	6.250%	9/26/22	6,000	6,851
	Republic of Turkey	5.750%	3/22/24	27,800	31,067
	Republic of Turkey	7.375%	2/5/25	22,475	27,897
	Republic of Turkey	11.875%	1/15/30	13,000	23,043
	Republic of Turkey	8.000%	2/14/34	11,400	15,632
	Republic of Turkey	6.875%	3/17/36	14,600	18,116
	Republic of Turkey	6.750%	5/30/40	16,000	19,760
	Republic of Turkey	6.000%	1/14/41	23,500	26,673
	Republic of Turkey	4.875%	4/16/43	4,500	4,480
	State of Israel	5.500%	11/9/16	3,480	3,772
	State of Israel	5.125%	3/26/19	5,350	6,056
	State of Israel	4.000%	6/30/22	15,300	16,602
	State of Israel	3.150%	6/30/23	2,300	2,339
	State of Israel	4.500%	1/30/43	10,100	10,244
	Statoil ASA	1.800%	11/23/16	300	304
	Statoil ASA	3.125%	8/17/17	5,590	5,829
	Statoil ASA	6.700%	1/15/18	1,000	1,139
	Statoil ASA	1.200%	1/17/18	2,000	1,975
	Statoil ASA	1.950%	11/8/18	3,500	3,494
	Statoil ASA	5.250%	4/15/19	9,090	10,210
	Statoil ASA	2.250%	11/8/19	8,000	7,996
	Statoil ASA	2.900%	11/8/20	1,000	1,021
	Statoil ASA	2.750%	11/10/21	10,400	10,418
	Statoil ASA	3.150%	1/23/22	3,175	3,208
	Statoil ASA	2.450%	1/17/23	14,300	13,591
	Statoil ASA	2.650%	1/15/24	6,500	6,210
	Statoil ASA	3.700%	3/1/24	16,800	17,389
	Statoil ASA	3.250%	11/10/24	5,100	5,081
	Statoil ASA	7.250%	9/23/27	1,975	2,700
7	Statoil ASA	6.500%	12/1/28	225	295
	Statoil ASA	7.150%	1/15/29	1,165	1,607
	Statoil ASA	5.100%	8/17/40	4,000	4,619
	Statoil ASA	4.250%	11/23/41	2,300	2,353
	Statoil ASA	3.950%	5/15/43	2,400	2,381
	Statoil ASA	4.800%	11/8/43	5,000	5,674
	Svensk Exportkredit AB	0.625%	5/31/16	4,100	4,104
	Svensk Exportkredit AB	2.125%	7/13/16	7,360	7,526
	Svensk Exportkredit AB	5.125%	3/1/17	550	599
	Svensk Exportkredit AB	1.750%	5/30/17	4,050	4,118

124

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Svensk Exportkredit AB	1.125%	4/5/18	15,000	14,864
Svensk Exportkredit AB	1.875%	6/17/19	12,000	11,997
United Mexican States	11.375%	9/15/16	1,325	1,558
United Mexican States	5.625%	1/15/17	27,465	29,559
United Mexican States	5.950%	3/19/19	21,225	24,019
United Mexican States	3.500%	1/21/21	12,500	12,778
United Mexican States	3.625%	3/15/22	42,050	42,781
United Mexican States	4.000%	10/2/23	41,492	43,209
United Mexican States	3.600%	1/30/25	10,625	10,570
United Mexican States	8.300%	8/15/31	2,500	3,744
United Mexican States	6.750%	9/27/34	9,800	12,790
United Mexican States	6.050%	1/11/40	25,310	30,878
United Mexican States	4.750%	3/8/44	36,183	37,696
United Mexican States	5.550%	1/21/45	900	1,042
United Mexican States	5.750%	10/12/10	21,260	22,791
Total Sovereign Bonds (Cost $5,020,800)				5,120,235
Taxable Municipal Bonds (1.0%)
Alameda County CA Joint Powers Authority
Lease Revenue	7.046%	12/1/44	4,080	5,574
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	7.834%	2/15/41	575	872
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	6.053%	2/15/43	400	514
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	5.939%	2/15/47	7,445	9,382
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	6.270%	2/15/50	1,090	1,402
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	7.499%	2/15/50	750	1,117
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	8.084%	2/15/50	3,050	4,972
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	6.793%	4/1/30	875	1,113
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	6.918%	4/1/40	1,500	2,105
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	6.263%	4/1/49	8,333	11,759
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	7.043%	4/1/50	1,325	1,973
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	6.907%	10/1/50	4,865	7,182
California GO	3.950%	11/1/15	2,550	2,625
California GO	5.750%	3/1/17	4,000	4,387
California GO	6.200%	3/1/19	1,100	1,271
California GO	6.200%	10/1/19	4,935	5,849
California GO	5.700%	11/1/21	9,655	11,382
California GO	7.500%	4/1/34	19,480	29,152
California GO	7.550%	4/1/39	13,855	21,357
California GO	7.300%	10/1/39	2,400	3,522
California GO	7.350%	11/1/39	7,825	11,552
California GO	7.625%	3/1/40	6,425	9,862
California GO	7.600%	11/1/40	13,685	21,665
Central Puget Sound WA Regional Transit
Authority Sales & Use Tax Revenue	5.491%	11/1/39	550	694
Chicago IL Board of Education GO	6.319%	11/1/29	1,850	1,969

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Chicago IL Board of Education GO	6.138%	12/1/39	1,900	1,893
Chicago IL GO	7.781%	1/1/35	825	986
Chicago IL GO	6.314%	1/1/44	6,250	6,593
Chicago IL Metropolitan Water Reclamation
District GO	5.720%	12/1/38	3,060	3,795
Chicago IL O’Hare International Airport Revenue	6.845%	1/1/38	400	457
Chicago IL O’Hare International Airport Revenue	6.395%	1/1/40	600	812
Chicago IL Transit Authority Sales Tax
Receipts Revenue	6.200%	12/1/40	1,650	1,955
Chicago IL Transit Authority Transfer Tax
Receipts Revenue	6.899%	12/1/40	4,255	5,361
Chicago IL Wastewater Transmission Revenue	6.900%	1/1/40	2,600	3,410
Chicago IL Water Revenue	6.742%	11/1/40	4,900	6,457
Clark County NV Airport System Revenue	6.881%	7/1/42	550	637
Colorado Bridge Enterprise Revenue	6.078%	12/1/40	3,300	4,335
Commonwealth Financing Authority
Pennsylvania Revenue	6.218%	6/1/39	2,350	2,880
Connecticut GO	5.632%	12/1/29	1,110	1,326
Connecticut GO	5.090%	10/1/30	800	912
Connecticut GO	5.850%	3/15/32	9,015	11,324
Connecticut Special Tax Revenue
(Transportation Infrastructure)	5.459%	11/1/30	100	118
Cook County IL GO	6.229%	11/15/34	1,750	1,937
Curators of the University of Missouri System
Facilities Revenue	5.960%	11/1/39	1,000	1,294
Curators of the University of Missouri System
Facilities Revenue	5.792%	11/1/41	1,000	1,338
Dallas County TX Hospital District Revenue	5.621%	8/15/44	850	1,095
Dallas TX Area Rapid Transit Revenue	4.922%	12/1/41	1,650	1,950
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	1,100	1,494
Dallas TX Area Rapid Transit Revenue	5.022%	12/1/48	2,825	3,459
Dallas TX Convention Center Hotel Development
Corp. Hotel Revenue	7.088%	1/1/42	5,525	7,447
Dallas TX Independent School District GO	6.450%	2/15/35	1,500	1,805
Dartmouth College New Hampshire GO	4.750%	6/1/19	275	308
Denver CO City & County School District
No. 1 COP	7.017%	12/15/37	1,050	1,433
Denver CO City & County School District
No. 1 GO	5.664%	12/1/33	525	634
District of Columbia Income Tax Revenue	5.591%	12/1/34	450	553
District of Columbia Income Tax Revenue	5.582%	12/1/35	650	805
District of Columbia Water & Sewer Authority
Public Utility Revenue	4.814%	10/1/14	8,200	9,290
East Baton Rouge LA Sewer
Commission Revenue	6.087%	2/1/45	975	1,097
East Bay CA Municipal Utility District Water
System Revenue	5.874%	6/1/40	1,100	1,465
Emory University Georgia GO	5.625%	9/1/19	1,430	1,659
Energy Northwest Washington Electric Revenue
(Columbia Generating Station)	2.197%	7/1/19	2,000	1,988
Florida Hurricane Catastrophe Fund Finance
Corp. Revenue	2.107%	7/1/18	6,650	6,701
Florida Hurricane Catastrophe Fund Finance
Corp. Revenue	2.995%	7/1/20	8,100	8,232
George Washington University District of
Columbia GO	3.485%	9/15/22	5,700	5,896

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	George Washington University District of
	Columbia GO	4.300%	9/15/44	1,900	1,990
	Georgia GO	4.503%	11/1/25	5,300	5,923
	Georgia Municipal Electric Power
	Authority Revenue	6.637%	4/1/57	6,645	8,871
	Georgia Municipal Electric Power
	Authority Revenue	6.655%	4/1/57	2,250	2,957
	Georgia Municipal Electric Power
	Authority Revenue	7.055%	4/1/57	5,100	6,206
	Houston TX Utility System Revenue	3.828%	5/15/28	2,400	2,543
	Illinois GO	4.511%	3/1/15	3,350	3,373
	Illinois GO	5.365%	3/1/17	3,000	3,218
	Illinois GO	5.665%	3/1/18	5,000	5,494
	Illinois GO	4.950%	6/1/23	5,125	5,424
	Illinois GO	5.100%	6/1/33	38,940	38,857
	Illinois GO	6.630%	2/1/35	5,400	6,043
	Illinois GO	6.725%	4/1/35	3,250	3,633
	Illinois GO	7.350%	7/1/35	5,950	6,975
	Illinois Toll Highway Authority Revenue	6.184%	1/1/34	460	599
	Illinois Toll Highway Authority Revenue	5.851%	12/1/34	625	811
	Indianapolis IN Local Public Improvement Revenue	6.116%	1/15/40	3,700	4,879
	JobsOhio Beverage System Statewide Liquor
	Profits Revenue	3.985%	1/1/29	3,600	3,734
	JobsOhio Beverage System Statewide Liquor
	Profits Revenue	4.532%	1/1/35	2,350	2,554
	Kansas Department of Transportation
	Highway Revenue	4.596%	9/1/35	3,000	3,409
12	Kansas Development Finance Authority Revenue
	(Public Employees Retirement System)	5.501%	5/1/34	1,525	1,778
	Kentucky Asset/Liability Commission General
	Fund Revenue	3.165%	4/1/18	194	200
	La Paz County AZ Industrial Development
	Authority Project Revenue (LCS Corrections
	Services, Inc. Project)	7.000%	3/1/34	1,750	1,755
	Las Vegas Valley Water District Nevada GO	7.013%	6/1/39	650	710
	Los Angeles CA Community College District GO	6.600%	8/1/42	3,050	4,324
	Los Angeles CA Community College District GO	6.750%	8/1/49	5,000	7,385
	Los Angeles CA Department of Airports
	International Airport Revenue	6.582%	5/15/39	450	590
	Los Angeles CA Department of Water
	& Power Revenue	5.716%	7/1/39	850	1,081
	Los Angeles CA Department of Water
	& Power Revenue	6.008%	7/1/39	2,400	3,056
	Los Angeles CA Department of Water
	& Power Revenue	6.166%	7/1/40	600	699
	Los Angeles CA Department of Water
	& Power Revenue	6.574%	7/1/45	5,215	7,526
	Los Angeles CA Department of Water
	& Power Revenue	6.603%	7/1/50	500	736
	Los Angeles CA Unified School District GO	5.755%	7/1/29	1,800	2,222
	Los Angeles CA Unified School District GO	5.750%	7/1/34	7,190	9,120
	Los Angeles CA Unified School District GO	6.758%	7/1/34	1,150	1,603
	Los Angeles County CA Metropolitan
	Transportation Authority Sales Tax Revenue	5.735%	6/1/39	2,200	2,762
	Los Angeles County CA Public Works Financing
	Authority Lease Revenue	7.488%	8/1/33	1,700	2,260

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Los Angeles County CA Public Works Financing
	Authority Lease Revenue	7.618%	8/1/40	850	1,236
	Maryland Transportation Authority Facilities
	Projects Revenue	5.888%	7/1/43	800	1,044
	Massachusetts GO	4.200%	12/1/21	6,070	6,673
	Massachusetts GO	5.456%	12/1/39	5,250	6,589
	Massachusetts School Building Authority
	Dedicated Sales Tax Revenue	5.715%	8/15/39	2,100	2,697
	Massachusetts Transportation Fund Revenue	5.731%	6/1/40	475	618
	Massachusetts Water Pollution Abatement
	Trust Revenue	5.192%	8/1/40	2,415	2,804
	Metropolitan Government of Nashville &
	Davidson County TN Convention Center
	Authority Tourism Tax Revenue	6.731%	7/1/43	1,500	2,017
	Metropolitan Government of Nashville &
	Davidson County TN GO	5.707%	7/1/34	1,000	1,181
	Metropolitan Washington DC/VA Airports
	Authority Dulles Toll Road Revenue	7.462%	10/1/46	525	719
	Metropolitan Water District of Southern
	California Revenue	6.947%	7/1/40	650	780
	Mississippi GO	5.245%	11/1/34	1,300	1,563
	Missouri Highways & Transportation
	Commission Road Revenue	5.445%	5/1/33	600	731
13	New Jersey Economic Development
	Authority Revenue (State Pension Funding)	7.425%	2/15/29	10,215	13,002
	New Jersey Transportation Trust Fund
	Authority Transportation System Revenue	5.754%	12/15/28	7,080	8,081
	New Jersey Transportation Trust Fund
	Authority Transportation System Revenue	6.561%	12/15/40	2,680	3,491
14	New Jersey Turnpike Authority Revenue	4.252%	1/1/16	70	70
	New Jersey Turnpike Authority Revenue	7.414%	1/1/40	6,400	9,651
	New Jersey Turnpike Authority Revenue	7.102%	1/1/41	13,826	20,201
	New York City NY GO	6.646%	12/1/31	100	120
	New York City NY GO	6.246%	6/1/35	950	1,111
	New York City NY GO	5.968%	3/1/36	1,390	1,784
	New York City NY GO	5.985%	12/1/36	600	760
	New York City NY GO	5.517%	10/1/37	3,225	3,956
	New York City NY GO	6.271%	12/1/37	5,950	7,907
	New York City NY GO	5.846%	6/1/40	750	965
	New York City NY Municipal Water Finance
	Authority Water & Sewer System Revenue	5.750%	6/15/41	500	656
	New York City NY Municipal Water Finance
	Authority Water & Sewer System Revenue	5.790%	6/15/41	4,000	4,534
	New York City NY Municipal Water Finance
	Authority Water & Sewer System Revenue	5.952%	6/15/42	1,000	1,344
	New York City NY Municipal Water Finance
	Authority Water & Sewer System Revenue	6.011%	6/15/42	350	473
	New York City NY Municipal Water Finance
	Authority Water & Sewer System Revenue	6.282%	6/15/42	2,275	2,679
	New York City NY Municipal Water Finance
	Authority Water & Sewer System Revenue	5.440%	6/15/43	2,300	2,938
	New York City NY Municipal Water Finance
	Authority Water & Sewer System Revenue	5.882%	6/15/44	12,590	16,934
	New York City NY Transitional Finance
	Authority Building Aid Revenue	6.828%	7/15/40	2,500	3,331

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	New York City NY Transitional Finance
	Authority Future Tax Revenue	5.767%	8/1/36	750	940
	New York City NY Transitional Finance
	Authority Future Tax Revenue	5.508%	8/1/37	3,300	4,110
	New York City NY Transitional Finance
	Authority Future Tax Revenue	5.572%	11/1/38	1,000	1,249
	New York Metropolitan Transportation
	Authority Revenue (Dedicated Tax Fund)	7.336%	11/15/39	4,950	7,566
	New York Metropolitan Transportation
	Authority Revenue (Dedicated Tax Fund)	6.089%	11/15/40	400	528
	New York Metropolitan Transportation
	Authority Revenue (Transit Revenue)	6.548%	11/15/31	300	389
	New York Metropolitan Transportation
	Authority Revenue (Transit Revenue)	5.871%	11/15/39	975	1,217
	New York Metropolitan Transportation
	Authority Revenue (Transit Revenue)	6.648%	11/15/39	2,540	3,457
	New York Metropolitan Transportation
	Authority Revenue (Transit Revenue)	6.668%	11/15/39	5,825	8,013
	New York State Dormitory Authority Revenue
	(Personal Income Tax)	5.500%	3/15/30	3,745	4,484
	New York State Dormitory Authority Revenue
	(Personal Income Tax)	5.289%	3/15/33	1,250	1,483
	New York State Dormitory Authority Revenue
	(Personal Income Tax)	5.628%	3/15/39	900	1,123
	New York State Dormitory Authority Revenue
	(Personal Income Tax)	5.389%	3/15/40	750	947
	New York State Urban Development Corp.
	Revenue (Personal Income Tax)	5.770%	3/15/39	2,375	2,930
	New York State Urban Development Corp.
	Revenue (Personal Income Tax)	5.838%	3/15/40	650	819
	New York University Hospitals Center GO	4.428%	7/1/42	1,850	1,874
	New York University Hospitals Center Revenue	5.750%	7/1/43	3,050	3,734
	North Texas Tollway Authority System Revenue	6.718%	1/1/49	4,525	6,574
	Ohio State University General Receipts Revenue	4.910%	6/1/40	1,575	1,923
	Ohio State University General Receipts Revenue	4.800%	6/1/11	5,456	5,939
	Ohio State University General Receipts Revenue	5.590%	12/1/14	3,400	3,672
	Ohio Water Development Authority Water
	Pollution Control Loan Fund Revenue	4.879%	12/1/34	1,000	1,122
	Orange County CA Local Transportation
	Authority Sales Tax Revenue	6.908%	2/15/41	650	927
	Oregon Department of Transportation
	Highway User Tax Revenue	5.834%	11/15/34	1,050	1,363
	Oregon GO	5.762%	6/1/23	850	992
	Oregon GO	5.892%	6/1/27	1,125	1,397
14	Oregon School Boards Association GO	4.759%	6/30/28	11,450	12,739
12	Oregon School Boards Association GO	5.528%	6/30/28	375	437
	Pennsylvania GO	4.650%	2/15/26	2,015	2,228
	Pennsylvania GO	5.350%	5/1/30	3,000	3,326
	Pennsylvania Public School Building Authority
	Lease Revenue (School District of Philadelphia)	5.000%	9/15/27	999	1,086
	Pennsylvania Turnpike Commission Revenue	5.511%	12/1/45	2,250	2,777
	Pennsylvania Turnpike Commission Revenue	5.561%	12/1/49	550	688
	Philadelphia PA Industrial Development Authority
	City Service Agreement Revenue	3.964%	4/15/26	1,500	1,510
	Port Authority of New York &
	New Jersey Revenue	6.040%	12/1/29	850	1,097

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Port Authority of New York &
New Jersey Revenue	5.647%	11/1/40	4,950	6,115
Port Authority of New York &
New Jersey Revenue	5.647%	11/1/40	4,800	5,930
Port Authority of New York &
New Jersey Revenue	4.960%	8/1/46	5,625	6,417
Port Authority of New York &
New Jersey Revenue	5.310%	8/1/46	3,350	3,665
Port Authority of New York &
New Jersey Revenue	4.926%	10/1/51	7,465	8,525
Port Authority of New York &
New Jersey Revenue	4.458%	10/1/62	10,550	11,134
President & Fellows of Harvard College
Massachusetts GO	4.875%	10/15/40	2,925	3,550
Princeton University New Jersey GO	4.950%	3/1/19	3,400	3,812
Princeton University New Jersey GO	5.700%	3/1/39	1,650	2,188
Regional Transportation District of Colorado
Sales Tax Revenue	5.844%	11/1/50	1,550	2,155
Rutgers State University New Jersey Revenue	5.665%	5/1/40	2,900	3,674
Salt River Project Arizona Agricultural
Improvement & Power District Revenue	4.839%	1/1/41	750	891
San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	1,500	2,006
San Antonio TX Electric & Gas Systems Revenue	5.718%	2/1/41	1,175	1,530
San Antonio TX Electric & Gas Systems Revenue	5.808%	2/1/41	6,950	9,237
San Antonio TX Electric & Gas Systems Revenue	4.427%	2/1/42	1,360	1,504
San Diego County CA Regional Airport
Authority Revenue	5.594%	7/1/43	2,375	2,689
San Diego County CA Regional Transportation
Commission Sales Tax Revenue	5.911%	4/1/48	1,470	2,010
San Diego County CA Water Authority Revenue	6.138%	5/1/49	3,265	4,435
San Francisco CA City & County Public Utilities
Commission Water Revenue	6.000%	11/1/40	1,600	2,094
San Francisco CA City & County Public Utilities
Commission Water Revenue	6.950%	11/1/50	5,750	8,517
Santa Clara Valley CA Transportation Authority
Sales Tax Revenue	5.876%	4/1/32	3,355	4,072
Sonoma County CA Pension Obligation Revenue	6.000%	12/1/29	775	912
South Carolina Public Service Authority Revenue	6.454%	1/1/50	6,625	9,133
Stanford University California GO	4.250%	5/1/16	1,250	1,305
Texas GO	5.517%	4/1/39	6,590	8,678
Texas Transportation Commission Revenue	5.028%	4/1/26	750	874
Texas Transportation Commission Revenue	5.178%	4/1/30	3,850	4,619
Texas Transportation Commission Revenue	4.631%	4/1/33	4,300	4,913
Texas Transportation Commission Revenue	4.681%	4/1/40	1,375	1,614
Tufts University Massachusetts GO	5.017%	4/15/12	4,700	5,114
University of California Regents General Revenue	4.601%	5/15/31	12,830	14,079
University of California Regents Medical
Center Revenue	6.548%	5/15/48	1,675	2,302
University of California Regents Medical
Center Revenue	6.583%	5/15/49	1,055	1,452
University of California Revenue	1.796%	7/1/19	1,560	1,544
University of California Revenue	5.770%	5/15/43	5,790	7,425
University of California Revenue	5.946%	5/15/45	4,950	6,330
University of California Revenue	4.858%	5/15/12	5,125	5,435
University of Massachusetts Building
Authority Revenue	5.450%	11/1/40	600	724

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
University of Southern California GO	5.250%	10/1/11	1,800	2,434
University of Texas System Revenue Financing
System Revenue	5.262%	7/1/39	5,214	6,512
University of Texas System Revenue Financing
System Revenue	6.276%	8/15/41	525	602
University of Texas System Revenue Financing
System Revenue	5.134%	8/15/42	150	184
University of Texas System Revenue Financing
System Revenue	4.794%	8/15/46	1,665	1,972
University of Virginia Revenue	6.200%	9/1/39	1,000	1,427
Utah GO	4.554%	7/1/24	1,300	1,462
Utah GO	3.539%	7/1/25	4,300	4,531
Utah Transit Authority Sales Tax Revenue	5.937%	6/15/39	3,875	5,141
Virginia Commonwealth Transportation
Board Revenue	5.350%	5/15/35	730	869
Washington GO	5.090%	8/1/33	3,825	4,465
Washington GO	5.481%	8/1/39	270	338
Washington GO	5.140%	8/1/40	1,920	2,343
12 Wisconsin GO	5.700%	5/1/26	3,020	3,575
Total Taxable Municipal Bonds (Cost $773,194)				889,441

			Shares
Temporary Cash Investment (5.0%)
Money Market Fund (5.0%)
15 Vanguard Market Liquidity Fund
(Cost $4,536,470)	0.126%		4,536,469,517	4,536,470
Total Investments (104.4%) (Cost $92,333,400)				94,702,998
Other Assets and Liabilities (-4.4%)
Other Assets				2,185,283
Liabilities				(6,135,644)
				(3,950,361)
Net Assets (100%)				90,752,637

				Amount
				($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers				90,166,528
Affiliated Vanguard Funds				4,536,470
Total Investment in Securities				94,702,998
Receivables for Investment Securities Sold				869,837
Other Assets				1,315,446
Total Assets				96,888,281
Liabilities
Payables for Investment Securities Purchased				6,005,896
Other Liabilities				129,748
Total Liabilities				6,135,644
Net Assets				90,752,637

Total Bond Market II Index Fund

At December 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	88,340,874
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	42,165
Unrealized Appreciation (Depreciation)	2,369,598
Net Assets	90,752,637

Investor Shares—Net Assets
Applicable to 5,006,928,141 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	54,267,682
Net Asset Value Per Share—Investor Shares	$10.84

Institutional Shares—Net Assets
Applicable to 3,366,153,977 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	36,484,955
Net Asset Value Per Share—Institutional Shares	$10.84

• See Note A in Notes to Financial Statements.
† Securities with a value of $190,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
1 U.S. government guaranteed.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of December 31, 2014.
6 Adjustable-rate security.
7 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the aggregate value of these securities was $313,630,000, representing 0.3% of net assets.
8 Guaranteed by the Government of Canada.
9 Guaranteed by the Government of Japan.
10 Guaranteed by the Federal Republic of Germany.
11 Guaranteed by the Republic of Austria.
12 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
13 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
14 Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
15 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
COP—Certificate of Participation.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market II Index Fund

Statement of Operations

Year Ended
December 31, 2014
($000)
Investment Income
Income
Interest[1]	1,909,400
Total Income	1,909,400
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,870
Management and Administrative—Investor Shares	37,681
Management and Administrative—Institutional Shares	7,362
Marketing and Distribution—Investor Shares	11,769
Marketing and Distribution—Institutional Shares	6,669
Custodian Fees	847
Auditing Fees	43
Shareholders’ Reports—Investor Shares	3
Shareholders’ Reports—Institutional Shares	1
Trustees’ Fees and Expenses	56
Total Expenses	66,301
Net Investment Income	1,843,099
Realized Net Gain (Loss) on Investment Securities Sold	302,470
Change in Unrealized Appreciation (Depreciation) of Investment Securities	2,448,655
Net Increase (Decrease) in Net Assets Resulting from Operations	4,594,224
1 Interest income from an affiliated company of the fund was $5,335,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market II Index Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,843,099	1,400,697
Realized Net Gain (Loss)	302,470	499,456
Change in Unrealized Appreciation (Depreciation)	2,448,655	(3,193,047)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,594,224	(1,292,894)
Distributions
Net Investment Income
Investor Shares	(1,147,785)	(948,041)
Institutional Shares	(695,314)	(452,656)
Realized Capital Gain[1]
Investor Shares	(123,015)	(59,345)
Institutional Shares	(80,330)	(26,449)
Total Distributions	(2,046,444)	(1,486,491)
Capital Share Transactions
Investor Shares	5,148,025	3,624,042
Institutional Shares	10,467,385	7,282,749
Net Increase (Decrease) from Capital Share Transactions	15,615,410	10,906,791
Total Increase (Decrease)	18,163,190	8,127,406
Net Assets
Beginning of Period	72,589,447	64,462,041
End of Period	90,752,637	72,589,447
1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $146,408,000 and $6,546,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market II Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.49	$10.97	$10.87	$10.50	$10.26
Investment Operations
Net Investment Income	.242	.221	.253	.315	.345
Net Realized and Unrealized Gain (Loss)
on Investments	. 375	(.467)	.168	.470	.308
Total from Investment Operations	.617	(. 246)	. 421.785		.653
Distributions
Dividends from Net Investment Income	(. 242)	(. 221)	(. 253)	(. 315)	(. 345)
Distributions from Realized Capital Gains	(. 025)	(. 013)	(. 068)	(.100)	(. 068)
Total Distributions	(.267)	(. 234)	(. 321)	(. 415)	(. 413)
Net Asset Value, End of Period	$10.84	$10.49	$10.97	$10.87	$10.50

Total Return[1]	5.93%	-2.26%	3.91%	7.59%	6.42%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$54,268	$47,497	$45,758	$35,626	$27,807
Ratio of Total Expenses to Average Net Assets	0.10%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.26%	2.07%	2.29%	2.94%	3.25%
Portfolio Turnover Rate [3]	108%[2]	111%[2]	102%[2]	134%[2]	105%[2]
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 56%, 52%, 53%, 41%, and 31% attributable to mortgage-dollar-roll activity.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market II Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.49	$10.97	$10.87	$10.50	$10.26
Investment Operations
Net Investment Income	.248	.228	.261	.322	.350
Net Realized and Unrealized Gain (Loss)
on Investments	. 375	(.467)	.168	.470	.308
Total from Investment Operations	.623	(. 239)	.429	.792	.658
Distributions
Dividends from Net Investment Income	(. 248)	(. 228)	(. 261)	(. 322)	(. 350)
Distributions from Realized Capital Gains	(. 025)	(. 013)	(. 068)	(.100)	(. 068)
Total Distributions	(.273)	(. 241)	(. 329)	(. 422)	(. 418)
Net Asset Value, End of Period	$10.84	$10.49	$10.97	$10.87	$10.50

Total Return	5.99%	-2.20%	3.99%	7.67%	6.47%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$36,485	$25,093	$18,704	$14,403	$10,629
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.05%	0.05%	0.07%
Ratio of Net Investment Income to
Average Net Assets	2.31%	2.14%	2.36%	3.01%	3.30%
Portfolio Turnover Rate [2]	108%[1]	111%[1]	102%[1]	134%[1]	105%[1]
1 Includes 56%, 52%, 53%, 41%, and 31% attributable to mortgage-dollar-roll activity.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market II Index Fund

Notes to Financial Statements

Vanguard Total Bond Market II Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund has been established by Vanguard as an investment vehicle for Vanguard funds-of-funds as well as certain similar trusts and accounts (“eligible investors”). The fund is not available to other investors. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

At December 31, 2014, counterparties had deposited in segregated accounts securities and cash with a value of $1,541,000 in connection with TBA transactions.

Total Bond Market II Index Fund

3. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at December 31, 2014, or at any time during the period then ended.

7. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

Total Bond Market II Index Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At December 31, 2014, the fund had contributed capital of $8,424,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 3.37% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of December 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	58,876,869	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	2,606,843	—
Corporate Bonds	—	22,673,140	—
Sovereign Bonds	—	5,120,235	—
Taxable Municipal Bonds	—	889,441	—
Temporary Cash Investments	4,536,470	—	—
Total	4,536,470	90,166,528	—

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $13,065,000 from accumulated net realized gains to paid-in capital.

The fund used capital loss carryforwards of $35,076,000 to offset taxable capital gains realized during the year ended December 31, 2014, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at December 31, 2014, the fund had $45,276,000 of short-term capital gains and $21,385,000 of long-term capital gains available for distribution. Short-term gain distributions are treated as ordinary income for tax purposes.

Total Bond Market II Index Fund

At December 31, 2014, the cost of investment securities for tax purposes was $92,357,896,000. Net unrealized appreciation of investment securities for tax purposes was $2,345,102,000, consisting of unrealized gains of $2,603,641,000 on securities that had risen in value since their purchase and $258,539,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2014, the fund purchased $11,111,334,000 of investment securities and sold $3,851,404,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $91,127,855,000 and $83,117,327,000, respectively.

F. Capital share transactions for each class of shares were:

			Year Ended December 31,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	13,057,518	1,216,679	16,469,680	1,533,565
Issued in Lieu of Cash Distributions	1,270,717	118,032	1,007,385	94,089
Redeemed	(9,180,210)	(853,737)	(13,853,023)	(1,271,087)
Net Increase (Decrease)—Investor Shares	5,148,025	480,974	3,624,042	356,567
Institutional Shares
Issued	13,689,756	1,274,493	10,572,975	990,066
Issued in Lieu of Cash Distributions	775,644	72,023	479,105	44,814
Redeemed	(3,998,015)	(371,581)	(3,769,331)	(347,979)
Net Increase (Decrease) —Institutional Shares	10,467,385	974,935	7,282,749	686,901

At December 31, 2014, several Vanguard funds and trusts managed by Vanguard or its affiliates were each a record or beneficial owner of the fund, and had combined ownership of 70% of the fund’s net assets.

G. Management has determined that no material events or transactions occurred subsequent to December 31, 2014, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Bond Index Funds and the Shareholders of Vanguard Total Bond Market II Index Fund:

In our opinion, the accompanying statement of net assets, statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Total Bond Market II Index Fund (constituting a separate portfolio of Vanguard Bond Index Funds, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years for the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of Vanguard the transfer agent and the application of alternative auditing procedures where securities purchased had been not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 18, 2015

Special 2014 tax information (unaudited) for Vanguard Total Bond Market II Index Fund

This information for the fiscal year ended December 31, 2014, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $60,726,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 84.7% of income dividends are interest-related dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended December 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Bond Market II Index Fund	6/30/2014	12/31/2014	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,019.27	$0.51
Institutional Shares	1,000.00	1,019.53	0.25
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.70	$0.51
Institutional Shares	1,000.00	1,024.95	0.26
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.10% for Investor Shares and 0.05% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays using ratings generally derived from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating is shown.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Spliced Barclays U.S. Aggregate Float Adjusted Index: Barclays U.S. Aggregate Bond Index through December 31, 2009; Barclays U.S. Aggregate Float Adjusted Index thereafter.

Spliced Core Bond Funds Average: Intermediate Investment-Grade Debt Funds Average through August 31, 2013; Core Bond Funds Average thereafter.

Vanguard Total Bond Market II Index Fund is not sponsored, endorsed, issued, sold, or promoted by Barclays Capital Inc. or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the Barclays index to track general bond market performance. Barclays has not passed on the legality or suitability of the fund with respect to any person or entity. Barclays’ only relationship to Vanguard and the fund is the licensing of the Barclays index, which is determined, composed, and calculated by Barclays without regard to Vanguard or the fund or any owners or purchasers of the fund. Barclays has no obligation to take the needs of Vanguard, the fund, or the owners of the fund into consideration in determining, composing, or calculating the Barclays index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the fund to be issued. Barclays has no obligation or liability in connection with the administration, marketing, or trading of the fund.

Barclays shall have no liability to third parties for the quality, accuracy, and/or completeness of the index or any data included therein or for interruptions in the delivery of the index. Barclays makes no warranty, express or implied, as to results to be obtained by owners of the fund or any other person or entity from the use of the index or any data included therein in connection with the rights licensed hereunder or for any other use. Barclays reserves the right to change the methods of calculation or publication, or to cease the calculation or publication of the Barclays U.S. Aggregate Float Adjusted Index, and Barclays shall not be liable for any miscalculation of or any incorrect, delayed, or interrupted publication with respect to the index. Barclays makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the index or any data included therein. Barclays shall not be liable for any damages, including, without limitation, any indirect or consequential damages resulting from the use of the index or any data included therein.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
IndependentTrustees	Bioethical Issues.

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2009–2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Chairman of the Board
and President (2006–2008) of Rohm and Haas Co.	of Hillenbrand, Inc. (specialized consumer services),
(chemicals); Director of Tyco International, Ltd.	and of Oxfam America; Director of SKF AB (industrial
(diversified manufacturing and services), Hewlett-	machinery), Hyster-Yale Materials Handling, Inc.
Packard Co. (electronic computer manufacturing),	(forklift trucks), the Lumina Foundation for Education,

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Trustee of
Colby-Sawyer College; Member of the Advisory Board	Founder
of the Norris Cotton Cancer Center and of the Advisory
Board of the Parthenon Group (strategy consulting).	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6350 022015

Annual Report | December 31, 2014

Vanguard Inflation-Protected Securities Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	9
Fund Profile.	12
Performance Summary.	13
Financial Statements.	15
About Your Fund’s Expenses.	29
Glossary.	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended December 31, 2014

	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Inflation-Protected Securities Fund
Investor Shares	0.19%	2.15%	1.68%	3.83%
Admiral™ Shares	0.29	2.26	1.71	3.97
Institutional Shares	0.32	2.29	1.78	4.07
Barclays U.S. Treasury Inflation Protected
Securities Index				3.64
Inflation-Protected Bond Funds Average				1.68

Inflation-Protected Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Your Fund’s Performance at a Glance
December 31, 2013, Through December 31, 2014
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Inflation-Protected Securities Fund
Investor Shares	$12.98	$13.18	$0.281	$0.016
Admiral Shares	25.47	25.87	0.581	0.031
Institutional Shares	10.37	10.54	0.239	0.013

1

Chairman’s Letter

Dear Shareholder,

The Investor Shares of Vanguard Inflation-Protected Securities Fund returned 3.83% for the fiscal year ended December 31, 2014. Returns for Admiral and Institutional Shares were slightly higher. The fund’s returns were slightly ahead of the 3.64% result of its benchmark, the Barclays U.S. Treasury Inflation Protected Securities Index, and surpassed the 1.68% average return of its peer group.

After the fund recorded its worst result ever in 2013, it returned to positive territory in 2014 as fixed income investments attracted greater investor interest. The prices of Treasury InflationProtected Securities (TIPS) rose in the first half of the year. However, worries that the rate of inflation was slowing pushed TIPS prices back in the second half. Because bond prices and yields move in opposite directions, the SEC yield of the fund’s Investor Shares rose slightly to end the year at 0.19%.

Defying analysts’ expectations, bond prices rose during the period
Bond prices received a boost from moves by many of the world’s central banks, along with global economic, market, and geopolitical challenges that drew investors to perceived safe havens. In an unexpected rebound from the previous year, the broad U.S. taxable bond market returned 5.97% for the 12 months.

Even with the Federal Reserve paring back its bond purchases, prices climbed and yields fell. The yield of the 10year Treasury note ended December at 2.19%, down from 2.97% at the close of December 2013.

Municipal bonds returned 9.05%, benefiting from increased demand and generally limited supply.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –3.08%.

As for money market funds and savings accounts, their returns remain minuscule, as the Fed’s target for shortterm interest rates remained between 0% and 0.25%.

U.S. stocks finished strongly for the sixth straight year
U.S. stocks returned nearly 13% for the 12 months, posting gains for the sixth consecutive calendar year. Rising corporate earnings, the growing U.S. economy, and generally accommodative global monetary policies lifted domestic markets even as Europe and China faced economic challenges, tensions flared in the Middle East and Ukraine, and concerns arose over high stock valuations.

Although the Fed ended its stimulative bondbuying program in October, investors seemed to be reassured by its stance that it would be “patient” as it decides when to increase shortterm interest rates. Other central banks—including the Bank

Market Barometer
		Average Annual Total Returns
		Periods Ended December 31, 2014
	One	Three	Five
	Year	Years	Years
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	5.97%	2.66%	4.45%
Barclays Municipal Bond Index (Broad tax-exempt market)	9.05	4.30	5.16
Citigroup Three-Month U.S. Treasury Bill Index	0.03	0.04	0.06

Stocks
Russell 1000 Index (Large-caps)	13.24%	20.62%	15.64%
Russell 2000 Index (Small-caps)	4.89	19.21	15.55
Russell 3000 Index (Broad U.S. market)	12.56	20.51	15.63
FTSE All-World ex US Index (International)	-3.31	9.41	4.75

CPI
Consumer Price Index	0.76%	1.33%	1.69%

3

of Japan, the European Central Bank, and the People’s Bank of China—also announced significant stimulus measures.

International stocks didn’t fare as well as their U.S. counterparts, returning about –3% in dollar terms. Their performance was hurt as many foreign currencies weakened against the U.S. dollar. Emergingmarket stocks rose slightly, while stocks from the developed markets of Europe and the Pacific region retreated.

The bond rally helped TIPS even as inflation eased
Two trends notably influenced the TIPS market in 2014: Investors bid up bond prices for a variety of reasons, while at the same time, inflation expectations remained tame. The Consumer Price Index (CPI) rose only 0.76% as prices fell for many commodities, particularly oil. The core CPI, which excludes volatile food and energy prices, stayed relatively steady at 1.6%, below the Fed’s 2% target.

The easing of inflation expectations was signaled clearly by the “breakeven inflation rate”—the difference in yields between conventional and inflationprotected Treasury bonds. At the start of 2014, according to this measure, investors expected inflation to average slightly more than 2% annually over the next five years. Twelve months later, the expected rate had declined to about 1.4%.

With signs that the rate of inflation was slowing in many parts of the world as the year progressed, the inflation protection

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Institutional	Peer Group
	Shares	Shares	Shares	Average
Inflation-Protected Securities Fund	0.20%	0.10%	0.07%	0.77%
The fund expense ratios shown are from the prospectus dated April 29, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended December 31, 2014, the fund’s expense ratios were 0.20% for Investor Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: Inflation-Protected Bond Funds.

4

provided by TIPS was less desirable. Consequently, as prices fell a bit, the fund’s “real” SEC yield—representing the annualized income before any inflation adjustment—rose slightly from –0.04% to 0.19% for Investor Shares.

Vanguard InflationProtected Securities Fund’s positive total return stood in contrast to the –1.29% return for the Investor Shares of the fund’s counterpart, Vanguard ShortTerm InflationProtected Securities Index Fund. The difference reflects your fund’s higher yield and the fact that shortterm TIPS declined in price to a greater degree in 2014. Of course, your fund’s longer average maturity and higher return potential comes with the probability that it will experience greater price volatility over the long term.

A note on the fund’s distributions this year
In September, we announced that the fund did not pay out its thirdquarter dividend, the first time it had skipped a quarterly distribution since 2009. This was done to reduce the possibility that its quarterly income distributions would be reclassified as a return of capital, a potential recordkeeping headache for shareholders in taxable accounts. This risk is greatest during periods of deflation, low or slowing inflation, and low or negative yields on inflationindexed securities, conditions that have characterized the TIPS market for much of the past few years.

Total Returns
Ten Years Ended December 31, 2014
Average
Annual Return
Inflation-Protected Securities Fund Investor Shares	4.15%
Barclays U.S. Treasury Inflation Protected Securities Index	4.37
Inflation-Protected Bond Funds Average	3.36
Inflation-Protected Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

The fund’s advisor offers a more detailed discussion of the investment environment in the Advisor’s Report that follows this letter.

Over the long term, the fund has proven itself
The average annual return of the fund’s Investor Shares over the decade ended December 31, 2014, was 4.15%, slightly behind its index but well ahead of peer funds. The record is a credit to the experienced navigation of the fund’s advisor, Vanguard Fixed Income Group, which had to steer the fund through a variety of unusual conditions, including the 2008–2009 financial crisis that triggered historic market volatility.

The fund was helped by its low expenses, which allow shareholders to keep more of the fund’s return. Cost efficiency also means the fund can forgo extra risks that highercost funds often must take to compete against lowercost rivals.

Vanguard’s outlook for investors: Expect less and stay balanced

In Vanguard’s recently published market outlook, global chief economist Joe Davis and his team discuss expected returns for various asset classes over the coming years. Although not bearish, our outlook on global stocks and bonds is the most guarded since 2006. The report cautions that, over the next decade, returns for a balanced portfolio are likely to be moderately below longrun historical averages.

Our simulations indicate that the average annualized returns of a 60% equity/40% bond portfolio for the decade ending 2024 are most likely to be centered in the 3%–5% range after inflation, below the actual average afterinflation return of 5.6% for the same portfolio since 1926.

Even so, Vanguard firmly believes that the principles for investing success—focusing on clear goals, a suitable asset allocation, low costs, and longterm discipline—remain unchanged.

For more information about our expectations and the probability of various outcomes, see Vanguard’s Economic and Investment Outlook, available at vanguard.com/research.

IMPORTANT: The projections and other information generated by the Vanguard Capital Markets Model (VCMM) regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual investment results, and are not guarantees of future results. Distribution of return outcomes from VCMM, derived from 10,000 simulations for U.S. equity returns and fixed income returns. Simulations as of September 30, 2014. Results from the model may vary with each use and over time. For more information, please see page 7.

6

To build for the long term, start with a solid foundation
As the leader of a major investment firm, I get asked a lot of questions on all kinds of topics, from the outlook for global markets to the best fund choices for an IRA. But a topic that almost never comes up—and one that I consider perhaps the most important—is setting investment goals.

At Vanguard, we believe that following four timeless, straightforward principles can help put you on the right track toward investment success:

• Goals. Create clear, appropriate investment goals.

• Balance. Develop a suitable asset allocation using broadly diversified funds.

• Cost. Minimize cost.

• Discipline. Maintain perspective and longterm discipline.

IMPORTANT: The projections and other information generated by the Vanguard Capital Markets Model regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual investment results, and are not guarantees of future results. VCMM results will vary with each use and over time.
The VCMM projections are based on a statistical analysis of historical data. Future returns may behave differently from the historical patterns captured in the VCMM. More important, the VCMM may be underestimating extreme negative scenarios unobserved in the historical period on which the model estimation is based.
The Vanguard Capital Markets Model® is a proprietary financial simulation tool developed and maintained by Vanguard’s primary investment research and advice teams. The model forecasts distributions of future returns for a wide array of broad asset classes. Those asset classes include U.S. and international equity markets, several maturities of the U.S. Treasury and corporate fixed income markets, international fixed income markets, U.S. money markets, commodities, and certain alternative investment strategies. The theoretical and empirical foundation for the Vanguard Capital Markets Model is that the returns of various asset classes reflect the compensation investors require for bearing different types of systematic risk (beta). At the core of the model are estimates of the dynamic statistical relationship between risk factors and asset returns, obtained from statistical analysis based on available monthly financial and economic data from as early as 1960. Using a system of estimated equations, the model then applies a Monte Carlo simulation method to project the estimated interrelationships among risk factors and asset classes as well as uncertainty and randomness over time. The model generates a large set of simulated outcomes for each asset class over several time horizons. Forecasts are obtained by computing measures of central tendency in these simulations. Results produced by the tool will vary with each use and over time.

7

All four principles are essential, and the order in which they’re listed is intentional. Every good investment plan begins with a clearly defined goal, which sets the foundation for building your portfolio. (You can read more in Vanguard’s Principles for Investing Success, available at vanguard.com/research.)

Setting an investment goal doesn’t have to be complicated. It can be as simple as saving for retirement or for a child’s college education. Being realistic about your goals—and how to meet them—can help you stick with your investment plan even when times get tough.

We’ve recently welcomed a new year, which for many means a new beginning. Now is a perfect time to revisit your investment plan and make any necessary adjustments to help you reach your longterm financial goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
January 21, 2015

8

Advisor’s Report

For the 12 months ended December 31, 2014, Investor Shares of Vanguard InflationProtected Securities Fund returned 3.83%. The fund’s result was slightly ahead of the 3.64% return of its benchmark, the Barclays U.S. Treasury Inflation Protected Securities Index, and well ahead of the 1.68% average return of peergroup funds.

The investment environment
The year provided both opportunities and challenges for the team managing your fund. The labor market continued to expand even though harsh winter weather slowed economic growth early in the year. Commodity prices held firm in the first half of the year, helping the headline inflation rate of 1.5%, based on the Consumer Price Index for All Urban Consumers (NonSeasonally Adjusted). The CPIU NSA is the measure for imputed inflation accrued to the Treasury InflationProtected Securities (TIPS) in your fund.

Interest rates and breakeven inflation rates rose in the early part of the year as participants were relatively upbeat about prospects for the U.S. economy and inflation. The U.S. dollar rallied throughout the year as the Federal Reserve indicated its preference to move off its emergency federal funds rate of 0%–0.25% by mid2015. This divergence between the Fed’s position and the indications of easier monetary policies to be pursued by the central banks in economies such as China, Europe, and Japan added to the dollar’s strength.

Yields of U.S. Treasury Inflation-Protected Securities
(Real Yields)
	December 31,	June 30,	December 31,
Maturity	2013	2014	2014
2 years	1.22%	1.35%	0.37%
3 years	0.91	1.09	0.03
5 Years	0.35	0.48	0.28
7 Years	0.17	0.14	0.43
10 Years	0.77	0.25	0.57
20 Years	1.34	0.73	0.70
30 Years	1.63	1.00	0.87
Source: Vanguard.

9

The U.S. dollar’s appreciation modestly dampened inflation expectations for much of the year and attracted foreign capital to the U.S. bond market. U.S. break-even inflation expectations for a 10-year horizon appeared to be capped at 2.30% for the first half of 2014 despite rising expectations for a tightening of the labor market, which could lead to an upturn in wages.

By midyear, global growth slowed. Commodities prices, particularly those in the energy sector, began to decline sharply. Between June and December, oil prices fell over 50%, which had a dramatic impact on the U.S. inflation outlook and the bonds in your fund.

The market environment
The CPI-U NSA for the second half of the year fell to a 0.15% growth rate, more than 1 percentage point lower than in the first half. Interest rates also declined. The 10-year TIPS yield fell to just 0.14% (excluding inflation compensation) as the flight to the U.S. bond market continued ahead of renewed easing at the end of the year from the central banks of China, Japan, and the Eurozone. Break-even inflation spreads sharply narrowed; the 10-year spread declined to just 1.53% in December—the lowest level since 2008. While the Fed initially dismissed the move in break-even inflation spreads as a sign of the deterioration in inflation compensation, the futures market signaled investors’ belief that the Fed would not meet its long-term inflation target of 2%. Yet, as we closed the year, the Fed was still committed to raising rates sometime in 2015.

With oil prices declining rapidly, projections of inflation accretion for the second half of the year were beginning to turn negative (or, deflationary) for that period. We took this into consideration when deciding to skip the fund’s third-quarter dividend payment, the first time the fund has skipped a dividend payment since 2009. This was done to reduce the possibility that we would have distributed a return of capital for the year, a recordkeeping nightmare for shareholders of taxable accounts. Unfortunately, the low (and even negative) interest rate environment, coupled with low inflation, signals that this risk is likely to persist in the TIPS market until either rates or inflation rise significantly.

Our team took a negative view of inflation expectations midyear and overweighted nominal U.S. Treasuries, along with a reasonable cash holding, into year-end. Normal year-end liquidity constraints and the backdrop of a declining accrual of inflation compensation from TIPS prompted these strategies. In addition, the strategic real yield curve flattened (that is, the spread narrowed between short-dated and long-dated TIPS yields), helping to generate the fund’s 3.83% total return.

10

The outlook
As we look ahead to 2015, we are attempting to ascertain the spillover effects of lower energy prices. The U.S. growth trajectory remains quite positive, as lower gasoline prices act as a tax cut for consumers. While headline CPI is expected to be low and potentially deflationary in the first half of 2015, the expected higher energy prices indicated in the futures market and sustained positive readings on home prices, along with service sector inflation, suggest only a small deflationary effect on core inflation readings. These readings are the Fed’s benchmark and, of course, a severe deterioration in core inflation would be likely to delay the first federal funds rate hike.

Vanguard’s economic team anticipates an inflation backdrop similar to that of recent years, with inflation likely to be between 1% and 3% over the mediumterm horizon. Consequently, we anticipate a return to a low but positive headline inflation rate late in 2015.

The Fed remains committed to raising rates in 2015 given the strong performance of the U.S. economy, but we anticipate a slow rise in interest rates as the global growth and slowing inflation backdrop may constrain the Fed. The labor market continues to heal, with the unemployment rate falling near the range of 5%–5.5%, the Fed’s perceived range for full employment. Given that this measurement is imprecise, it is difficult to predict when we may see acceleration in wage inflation. The TIPS market will remain vigilant for incipient signs of inflation acceleration, as well as signs of slowing global inflation spilling over more aggressively to the United States.

Strategies deployed in the fund in 2014 are likely to be sustained in 2015, although the team will remain very tactical should conditions shift demonstrably.

Gemma WrightCasparius, Principal

Vanguard Fixed Income Group

January 22, 2015

11

Inflation-Protected Securities Fund

Fund Profile
As of December 31, 2014

Share-Class Characteristics
	Investor	Admiral	Institutional
	Shares	Shares	Shares
Ticker Symbol	VIPSX	VAIPX	VIPIX
Expense Ratio[1]	0.20%	0.10%	0.07%
30-Day SEC Yield[2]	0.19%	0.29%	0.32%

Financial Attributes
		Barclays
		Inflation	Barclays
		Protected	Aggregate
		Securities	Bond
	Fund	Index	Index
Number of Bonds	46	35	9,054
Yield to Maturity
(before expenses)	2.0%	2.0%	2.3%
Average Coupon	1.0%	1.0%	3.3%
Average Duration	7.9 years	7.8 years	5.6 years
Average Effective
Maturity	8.6 years	8.4 years	7.6 years
Short-Term
Reserves	2.6%	—	—

Sector Diversification (% of portfolio)
Treasury/Agency	97.4%
Other	2.6
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays
	Inflation	Barclays
	Protected	Aggregate
	Securities	Bond
	Index	Index
R-Squared	0.99	0.85
Beta	1.01	1.84
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	2.6%
1 - 3 Years	14.1
3 - 5 Years	15.2
5 - 10 Years	39.4
10 - 20 Years	20.5
20 - 30 Years	8.2

Distribution by Credit Quality (% of portfolio)
U.S. Government	97.4%
Aaa	2.6
Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated April 29, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended December 31, 2014, the expense ratios were 0.20% for Investor Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares.
2 Yields of inflation-protected securities tend to be lower than those of bonds, because the former do not incorporate market expectations about inflation. The principal amounts—and thus the interest payments—of inflation-protected securities are adjusted over time to reflect inflation.

12

Inflation-Protected Securities Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 31, 2004, Through December 31, 2014
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended December 31, 2014
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Inflation-Protected Securities Fund
Investor Shares	3.83%	3.95%	4.15%	$15,024
••••••••Barclays U.S. Treasury Inflation
Protected Securities Index	3.64	4.11	4.37	15,341
– – – – Inflation-Protected Bond Funds Average	1.68	3.22	3.36	13,911
Barclays U.S. Aggregate Bond Index	5.97	4.45	4.71	15,842
Inflation-Protected Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

			Since	Final Value
	One	Five	Inception	of a $50,000
	Year	Years	(6/10/2005)	Investment
Inflation-Protected Securities Fund Admiral
Shares	3.97%	4.06%	4.27%	$74,539
Barclays U.S. Treasury Inflation Protected
Securities Index	3.64	4.11	4.38	75,336
Barclays U.S. Aggregate Bond Index	5.97	4.45	4.73	77,780
"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

13

Inflation-Protected Securities Fund

		Average Annual Total Returns
	Periods Ended December 31, 2014
				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Inflation-Protected Securities Fund
Institutional Shares	4.07%	4.10%	4.30%	$7,615,604
Barclays U.S. Treasury Inflation Protected
Securities Index	3.64	4.11	4.37	7,670,710
Barclays U.S. Aggregate Bond Index	5.97	4.45	4.71	7,921,169

Fiscal-Year Total Returns (%): December 31, 2004, Through December 31, 2014
				Barclays
				Inflation
				Protected
				Securities
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2005	5.44%	-2.85%	2.59%	2.84%
2006	3.40	-2.97	0.43	0.41
2007	5.90	5.69	11.59	11.63
2008	4.62	-7.47	-2.85	-2.35
2009	1.86	8.94	10.80	11.41
2010	2.58	3.59	6.17	6.31
2011	4.56	8.68	13.24	13.56
2012	2.62	4.16	6.78	6.98
2013	1.47	-10.39	-8.92	-8.61
2014	2.15	1.68	3.83	3.64

14

Inflation-Protected Securities Fund

Financial Statements

Statement of Net Assets
As of December 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (97.2%)
U.S. Government Securities (97.2%)
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/16	994,281	1,066,010
	United States Treasury Inflation Indexed Bonds	2.500%	7/15/16	419,098	513,670
	United States Treasury Inflation Indexed Bonds	2.375%	1/15/17	344,759	426,014
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/17	1,147,693	1,201,060
	United States Treasury Inflation Indexed Bonds	2.625%	7/15/17	209,040	256,951
	United States Treasury Inflation Indexed Bonds	1.625%	1/15/18	342,915	407,103
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/18	1,316,521	1,348,451
	United States Treasury Inflation Indexed Bonds	1.375%	7/15/18	276,795	319,388
	United States Treasury Inflation Indexed Bonds	2.125%	1/15/19	343,097	408,416
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/19	802,730	805,898
	United States Treasury Inflation Indexed Bonds	1.875%	7/15/19	382,876	457,757
	United States Treasury Inflation Indexed Bonds	1.375%	1/15/20	477,584	551,168
	United States Treasury Inflation Indexed Bonds	1.250%	7/15/20	741,410	849,065
	United States Treasury Inflation Indexed Bonds	1.125%	1/15/21	845,199	955,505
	United States Treasury Inflation Indexed Bonds	0.625%	7/15/21	923,801	988,086
	United States Treasury Inflation Indexed Bonds	0.125%	1/15/22	1,024,171	1,048,032
	United States Treasury Inflation Indexed Bonds	0.125%	7/15/22	1,071,719	1,081,289
	United States Treasury Inflation Indexed Bonds	0.125%	1/15/23	1,084,030	1,081,970
1	United States Treasury Inflation Indexed Bonds	0.375%	7/15/23	1,081,936	1,095,058
	United States Treasury Inflation Indexed Bonds	0.625%	1/15/24	1,082,956	1,111,295
	United States Treasury Inflation Indexed Bonds	0.125%	7/15/24	1,068,471	1,033,032
	United States Treasury Inflation Indexed Bonds	2.375%	1/15/25	612,151	908,661
	United States Treasury Inflation Indexed Bonds	2.000%	1/15/26	456,627	628,187
	United States Treasury Inflation Indexed Bonds	2.375%	1/15/27	350,247	494,973
	United States Treasury Inflation Indexed Bonds	1.750%	1/15/28	360,466	463,939
	United States Treasury Inflation Indexed Bonds	3.625%	4/15/28	247,675	501,351
	United States Treasury Inflation Indexed Bonds	2.500%	1/15/29	375,270	517,199
	United States Treasury Inflation Indexed Bonds	3.875%	4/15/29	303,542	629,524
	United States Treasury Inflation Indexed Bonds	3.375%	4/15/32	118,629	225,851
	United States Treasury Inflation Indexed Bonds	2.125%	2/15/40	196,456	281,227
	United States Treasury Inflation Indexed Bonds	2.125%	2/15/41	252,858	360,081
	United States Treasury Inflation Indexed Bonds	0.750%	2/15/42	458,145	470,872
	United States Treasury Inflation Indexed Bonds	0.625%	2/15/43	344,255	336,577
	United States Treasury Inflation Indexed Bonds	1.375%	2/15/44	572,035	664,815
	United States Treasury Note/Bond	1.125%	12/31/19	140,200	136,673
	United States Treasury Note/Bond	2.250%	7/31/21	160,000	163,026
	United States Treasury Note/Bond	2.125%	9/30/21	151,000	152,557

15

Inflation-Protected Securities Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	2.000%	10/31/21	41,000	41,071
United States Treasury Note/Bond	2.375%	8/15/24	44,000	44,791
United States Treasury Note/Bond	2.250%	11/15/24	93,000	93,654
Total U.S. Government and Agency Obligations (Cost $23,244,814)				24,120,247

			Shares
Temporary Cash Investment (2.6%)
Money Market Fund (2.6%)
2 Vanguard Market Liquidity Fund (Cost $653,174)	0.126%		653,173,977	653,174

		Expiration Date	Contracts
Options on Futures Purchased (0.0%)
Put Options on 5-year U.S. Treasury Note
Futures Contracts, Strike Price $118.75
(Cost $2,699)		2/20/15	3,701	1,822
Total Investments (99.8%) (Cost $23,900,687)				24,775,243

		Expiration Date	Contracts
Liability for Options Written (0.0%)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $127.00		1/23/15	622	(321)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $127.50		1/23/15	621	(204)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $128.50		1/23/15	419	(59)
Call Options on 5-year U.S. Treasury Note
Futures Contracts, Strike Price $119.75		2/20/15	3,701	(983)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $126.50		1/23/15	419	(196)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $125.50		1/23/15	621	(107)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $125.00		1/23/15	622	(58)
Put Options on 5-year U.S. Treasury Note
Futures Contracts, Strike Price $117.75		2/20/15	3,701	(723)
Total Liability for Options Written (Premiums received $3,557)				(2,651)
Other Assets and Liabilities (0.2%)
Other Assets				201,564
Other Liabilities				(142,298)
				59,266
Net Assets (100%)				24,831,858

16

Inflation-Protected Securities Fund

At December 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	23,988,288
Overdistributed Net Investment Income	(33,115)
Accumulated Net Realized Gains	1,908
Unrealized Appreciation (Depreciation)
Investment Securities	875,433
Futures Contracts	(685)
Options on Futures Contracts	29
Net Assets	24,831,858

Investor Shares—Net Assets
Applicable to 425,272,811 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,604,219
Net Asset Value Per Share—Investor Shares	$13.18

Admiral Shares—Net Assets
Applicable to 416,691,411 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	10,778,247
Net Asset Value Per Share—Admiral Shares	$25.87

Institutional Shares—Net Assets
Applicable to 801,944,707 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	8,449,392
Net Asset Value Per Share—Institutional Shares	$10.54

• See Note A in Notes to Financial Statements.
1 Securities with a value of $8,075,000 have been segregated as initial margin for open futures contracts.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

17

Inflation-Protected Securities Fund

Statement of Operations

Year Ended
December 31, 2014
($000)
Investment Income
Income
Interest[1]	575,332
Total Income	575,332
Expenses
The Vanguard Group—Note B
Investment Advisory Services	2,473
Management and Administrative—Investor Shares	10,359
Management and Administrative—Admiral Shares	7,900
Management and Administrative—Institutional Shares	3,374
Marketing and Distribution—Investor Shares	1,308
Marketing and Distribution—Admiral Shares	1,859
Marketing and Distribution—Institutional Shares	1,826
Custodian Fees	137
Auditing Fees	38
Shareholders’ Reports—Investor Shares	151
Shareholders’ Reports—Admiral Shares	66
Shareholders’ Reports—Institutional Shares	76
Trustees’ Fees and Expenses	20
Total Expenses	29,587
Net Investment Income	545,745
Realized Net Gain (Loss)
Investment Securities Sold	167,659
Futures Contracts	(40,589)
Options on Futures Contracts	1,313
Realized Net Gain (Loss)	128,383
Change in Unrealized Appreciation (Depreciation)
Investment Securities	348,413
Futures Contracts	(482)
Options on Futures Contracts	29
Change in Unrealized Appreciation (Depreciation)	347,960
Net Increase (Decrease) in Net Assets Resulting from Operations	1,022,088
1 Interest income from an affiliated company of the fund was $302,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Inflation-Protected Securities Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	545,745	494,693
Realized Net Gain (Loss)	128,383	1,269,050
Change in Unrealized Appreciation (Depreciation)	347,960	(4,899,067)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,022,088	(3,135,324)
Distributions
Net Investment Income
Investor Shares	(123,813)	(118,821)
Admiral Shares	(238,998)	(211,386)
Institutional Shares	(191,999)	(173,452)
Realized Capital Gain[1]
Investor Shares	(6,797)	(47,339)
Admiral Shares	(12,806)	(48,826)
Institutional Shares	(10,264)	(38,147)
Total Distributions	(584,677)	(637,971)
Capital Share Transactions
Investor Shares	(1,090,021)	(8,462,840)
Admiral Shares	(396,341)	(3,445,883)
Institutional Shares	(620,855)	(2,394,098)
Net Increase (Decrease) from Capital Share Transactions	(2,107,217)	(14,302,821)
Total Increase (Decrease)	(1,669,806)	(18,076,116)
Net Assets
Beginning of Period	26,501,664	44,577,780
End of Period[2]	24,831,858	26,501,664
1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $0 and $8,954,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($33,115,000) and $79,947,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Inflation-Protected Securities Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$12.98	$14.53	$14.11	$13.00	$12.55
Investment Operations
Net Investment Income	.224	.210	.367	.568	.319
Net Realized and Unrealized Gain (Loss)
on Investments	. 273	(1.499)	.586	1.127	.448
Total from Investment Operations	.497	(1.289)	.953	1.695	.767
Distributions
Dividends from Net Investment Income	(.281)	(. 216)	(. 366)	(. 567)	(.317)
Distributions from Realized Capital Gains	(. 016)	(. 045)	(.167)	(.018)	—
Total Distributions	(.297)	(. 261)	(. 533)	(. 585)	(. 317)
Net Asset Value, End of Period	$13.18	$12.98	$14.53	$14.11	$13.00

Total Return[1]	3.83%	-8.92%	6.78%	13.24%	6.17%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,604	$6,577	$16,075	$15,220	$12,979
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.22%
Ratio of Net Investment Income to
Average Net Assets	2.01%	1.33%	2.55%	4.21%	2.48%
Portfolio Turnover Rate	39%	44%[2]	33%	28%	29%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Inflation-Protected Securities Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$25.47	$28.54	$27.71	$25.54	$24.65
Investment Operations
Net Investment Income	. 468.449		.750	1.140	.654
Net Realized and Unrealized Gain (Loss)
on Investments	.544	(2.965)	1.155	2.202	.888
Total from Investment Operations	1.012	(2.516)	1.905	3.342	1.542
Distributions
Dividends from Net Investment Income	(.581)	(. 465)	(.747)	(1.137)	(.652)
Distributions from Realized Capital Gains	(.031)	(.089)	(. 328)	(.035)	—
Total Distributions	(.612)	(.554)	(1.075)	(1.172)	(. 652)
Net Asset Value, End of Period	$25.87	$25.47	$28.54	$27.71	$25.54

Total Return	3.97%	-8.86%	6.90%	13.29%	6.31%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,778	$11,005	$16,011	$13,533	$11,440
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.11%	0.11%
Ratio of Net Investment Income to
Average Net Assets	2.11%	1.43%	2.65%	4.30%	2.59%
Portfolio Turnover Rate	39%	44%[1]	33%	28%	29%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Inflation-Protected Securities Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.37	$11.62	$11.29	$10.40	$10.04
Investment Operations
Net Investment Income	.193	.187	.310	.468	.271
Net Realized and Unrealized Gain (Loss)
on Investments	.229	(1.208)	.463	.903	.359
Total from Investment Operations	.422	(1.021)	.773	1.371	.630
Distributions
Dividends from Net Investment Income	(. 239)	(.193)	(. 309)	(. 467)	(.270)
Distributions from Realized Capital Gains	(. 013)	(. 036)	(.134)	(. 014)	—
Total Distributions	(. 252)	(. 229)	(. 443)	(. 481)	(.270)
Net Asset Value, End of Period	$10.54	$10.37	$11.62	$11.29	$10.40

Total Return	4.07%	-8.83%	6.87%	13.39%	6.33%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,449	$8,919	$12,491	$10,367	$7,720
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to
Average Net Assets	2.14%	1.46%	2.68%	4.34%	2.63%
Portfolio Turnover Rate	39%	44%[1]	33%	28%	29%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Inflation-Protected Securities Fund

Notes to Financial Statements

Vanguard Inflation-Protected Securities Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Investor Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2014, the fund’s average investments in long and short futures contracts represented less than 1% and 2% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

23

Inflation-Protected Securities Fund

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended December 31, 2014, the fund’s average value of options purchased and options written each represented less than 1% of net assets, respectively, based on the average market values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at December 31, 2014, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net

24

Inflation-Protected Securities Fund

assets in Vanguard. At December 31, 2014, the fund had contributed capital of $2,425,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.97% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of December 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	24,120,247	—
Temporary Cash Investments	653,174	—	—
Options on Futures Purchased	1,822	—	—
Liability for Options Written	(2,651)	—	—
Futures Contracts—Assets[1]	64	—	—
Futures Contracts—Liabilities[1]	(727)	—	—
Total	651,682	24,120,247	—
1 Represents variation margin on the last day of the reporting period.

D. At December 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	March 2015	(2,070)	(452,489)	(328)
5-Year U.S. Treasury Note	March 2015	(2,162)	(257,126)	(392)
Ultra Long U. S. Treasury Bond	March 2015	(586)	(96,800)	(82)
30-Year U.S. Treasury Bond	March 2015	(91)	(13,155)	125
10-Year U.S. Treasury Note	March 2015	(74)	(9,383)	(8)
				(685)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

25

Inflation-Protected Securities Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Certain of the fund’s U.S. Treasury inflation-indexed securities experienced deflation and amortization adjustments that reduced interest income and the cost of investments for financial statement purposes by an amount greater than the reduction of taxable income; the additional income reduction will be deferred for tax purposes until it is used to offset future inflation adjustments that increase taxable income. The difference becomes permanent if the securities are sold. During the year ended December 31, 2014, the fund recorded an adjustment as a result of permanent differences related to deferred deflation and amortization; this adjustment represents a reclassification of $103,997,000 from undistributed net investment income to accumulated net realized gains.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $113,491,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at December 31, 2014, the fund had $4,313,000 of ordinary income and $2,710,000 of long-term capital gains available for distribution.

At December 31, 2014, the cost of investment securities for tax purposes was $23,902,614,000. Net unrealized appreciation of investment securities for tax purposes was $870,807,000, consisting of unrealized gains of $1,227,252,000 on securities that had risen in value since their purchase and $356,445,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2014, the fund purchased $10,107,406,000 of investment securities and sold $13,058,105,000 of investment securities, other than temporary cash investments. Purchases and sales include $56,015,000 and $0, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The following table summarizes the fund’s options written during the year ended December 31, 2014.

		Premiums
	Number of	Received
Options Written	Contracts	($000)
Balance at December 31, 2013	—	—
Options written	30,648	11,032
Options expired	(7,340)	(2,449)
Options closed	(11,258)	(4,614)
Options exercised	(1,324)	(412)
Balance at December 31, 2014	10,726	3,557

26

Inflation-Protected Securities Fund

G. Capital share transactions for each class of shares were:

			Year Ended December 31,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	923,903	68,793	1,984,525	140,608
Issued in Lieu of Cash Distributions	121,281	9,138	154,507	11,388
Redeemed	(2,135,205)	(159,547)	(10,601,872)	(751,523)
Net Increase (Decrease)—Investor Shares	(1,090,021)	(81,616)	(8,462,840)	(599,527)
Admiral Shares
Issued	2,207,405	83,744	3,171,043	115,579
Issued in Lieu of Cash Distributions	222,967	8,564	232,213	8,799
Redeemed	(2,826,713)	(107,678)	(6,849,139)	(253,390)
Net Increase (Decrease)—Admiral Shares	(396,341)	(15,370)	(3,445,883)	(129,012)
Institutional Shares
Issued	2,449,216	228,773	2,399,444	216,915
Issued in Lieu of Cash Distributions	193,131	18,207	200,066	18,628
Redeemed	(3,263,202)	(304,746)	(4,993,608)	(450,615)
Net Increase (Decrease) —Institutional Shares	(620,855)	(57,766)	(2,394,098)	(215,072)

H. Management has determined that no material events or transactions occurred subsequent to December 31, 2014, that would require recognition or disclosure in these financial statements.

27

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Bond Index Funds and the Shareholders of Vanguard Inflation-Protected Securities Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Inflation-Protected Securities Fund (constituting a separate portfolio of Vanguard Bond Index Funds, hereafter referred to as the “Fund”) at December 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and broker, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 18, 2015

Special 2014 tax information (unaudited) for Vanguard Inflation-Protected Securities Fund

This information for the fiscal year ended December 31, 2014, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $86,328,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

28

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

29

Six Months Ended December 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Inflation-Protected Securities Fund	6/30/2014	12/31/2014	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$981.48	$1.00
Admiral Shares	1,000.00	981.85	0.50
Institutional Shares	1,000.00	982.62	0.35
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51
Institutional Shares	1,000.00	1,024.85	0.36
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.20% for Investor Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

30

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the fund’s bonds will fluctuate in response to a change in “real” interest rates—meaning rates without inflation expectations built in. Real interest rates are reflected in market yields for inflation-adjusted securities. To see how the fund’s bond values could change, multiply the average duration by the change in real rates. For example, if the average duration were five years, then the value of the fund’s bonds would decline by about 5% if real interest rates rose by 1 percentage point. Conversely, if real rates fell by a percentage point, the value of the bonds would rise about 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

31

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. This term generally refers to the rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates. For the Inflation-Protected Securities Fund, the calculation is modified by adding in the inflation adjustment made over the past 12 months. This change results in a figure more directly comparable to the yield-to-maturity figures for other types of bond funds. (An unmodified yield to maturity is used in calculating the fund’s 30-Day SEC Yield.)

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
IndependentTrustees	Bioethical Issues.

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2009–2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Chairman of the Board
and President (2006–2008) of Rohm and Haas Co.	of Hillenbrand, Inc. (specialized consumer services),
(chemicals); Director of Tyco International, Ltd.	and of Oxfam America; Director of SKF AB (industrial
(diversified manufacturing and services), Hewlett-	machinery), Hyster-Yale Materials Handling, Inc.
Packard Co. (electronic computer manufacturing),	(forklift trucks), the Lumina Foundation for Education,

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Trustee of
Colby-Sawyer College; Member of the Advisory Board	Founder
of the Norris Cotton Cancer Center and of the Advisory
Board of the Parthenon Group (strategy consulting).	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
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with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1190 022015

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, and André F. Perold.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended December 31, 2014: $263,000 Fiscal Year Ended December 31, 2013: $239,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended December 31, 2014: $6,605,127 Fiscal Year Ended December 31, 2013: $5,714,113

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended December 31, 2014: $2,176,479 Fiscal Year Ended December 31, 2013: $1,552,950

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended December 31, 2014: $316,869
Fiscal Year Ended December 31, 2013: $110,000

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended December 31, 2014: $198,163
Fiscal Year Ended December 31, 2013: $132,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended December 31, 2014: $515,032
Fiscal Year Ended December 31, 2013: $242,000

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Emerson U. Fullwood, Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Peter F. Volanakis.

Item 6: Investments.

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (67.3%)
U.S. Government Securities (61.1%)
United States Treasury Note/Bond	2.125%	12/31/15	419,190	426,723
United States Treasury Note/Bond	0.375%	1/15/16	131,609	131,712
United States Treasury Note/Bond	0.375%	1/31/16	33,490	33,506
United States Treasury Note/Bond	2.000%	1/31/16	235,350	239,506
United States Treasury Note/Bond	4.500%	2/15/16	325,568	340,573
United States Treasury Note/Bond	0.250%	2/29/16	8,500	8,488
United States Treasury Note/Bond	2.125%	2/29/16	177,200	180,799
United States Treasury Note/Bond	2.625%	2/29/16	20,360	20,885
United States Treasury Note/Bond	0.375%	3/15/16	159,540	159,540
United States Treasury Note/Bond	0.375%	3/31/16	267,630	267,547
United States Treasury Note/Bond	2.250%	3/31/16	6,900	7,060
United States Treasury Note/Bond	2.375%	3/31/16	280,142	286,972
United States Treasury Note/Bond	0.250%	4/15/16	271,875	271,407
United States Treasury Note/Bond	0.375%	4/30/16	30,950	30,935
United States Treasury Note/Bond	2.000%	4/30/16	213,315	217,682
United States Treasury Note/Bond	2.625%	4/30/16	73,130	75,233
United States Treasury Note/Bond	0.250%	5/15/16	333,835	333,000
United States Treasury Note/Bond	5.125%	5/15/16	273,915	291,333
United States Treasury Note/Bond	1.750%	5/31/16	231,975	236,144
United States Treasury Note/Bond	3.250%	5/31/16	225,455	234,227
United States Treasury Note/Bond	0.500%	6/15/16	197,500	197,622
United States Treasury Note/Bond	0.500%	6/30/16	58,165	58,174
United States Treasury Note/Bond	1.500%	6/30/16	103,546	105,083
United States Treasury Note/Bond	3.250%	6/30/16	4,795	4,989
United States Treasury Note/Bond	0.625%	7/15/16	291,475	291,976
United States Treasury Note/Bond	0.500%	7/31/16	178,931	178,960
United States Treasury Note/Bond	1.500%	7/31/16	146,825	149,051
United States Treasury Note/Bond	0.625%	8/15/16	406,175	406,683
United States Treasury Note/Bond	4.875%	8/15/16	49,200	52,636
United States Treasury Note/Bond	0.500%	8/31/16	54,690	54,647
United States Treasury Note/Bond	1.000%	8/31/16	206,360	207,844
United States Treasury Note/Bond	3.000%	8/31/16	85,085	88,515
United States Treasury Note/Bond	0.875%	9/15/16	349,855	351,604
United States Treasury Note/Bond	0.500%	9/30/16	60,725	60,639
United States Treasury Note/Bond	1.000%	9/30/16	365,305	367,932
United States Treasury Note/Bond	3.000%	9/30/16	1,565	1,630
United States Treasury Note/Bond	0.625%	10/15/16	440,900	440,971
United States Treasury Note/Bond	0.375%	10/31/16	90,189	89,794
United States Treasury Note/Bond	1.000%	10/31/16	280,143	282,112
United States Treasury Note/Bond	3.125%	10/31/16	15,335	16,028
United States Treasury Note/Bond	0.625%	11/15/16	539,225	539,139
United States Treasury Note/Bond	4.625%	11/15/16	1,070	1,149
United States Treasury Note/Bond	0.500%	11/30/16	20,000	19,950
United States Treasury Note/Bond	0.875%	11/30/16	180,952	181,716
United States Treasury Note/Bond	2.750%	11/30/16	4,995	5,191
United States Treasury Note/Bond	0.625%	12/15/16	353,085	352,866
United States Treasury Note/Bond	0.875%	12/31/16	291,061	292,106
United States Treasury Note/Bond	0.750%	1/15/17	393,870	394,177
United States Treasury Note/Bond	0.875%	1/31/17	48,120	48,255
United States Treasury Note/Bond	0.625%	2/15/17	262,630	261,931
United States Treasury Note/Bond	4.625%	2/15/17	3,935	4,256
United States Treasury Note/Bond	0.875%	2/28/17	182,910	183,338
United States Treasury Note/Bond	3.000%	2/28/17	105,000	110,020
United States Treasury Note/Bond	0.750%	3/15/17	225,668	225,598
United States Treasury Note/Bond	1.000%	3/31/17	259,810	260,948
United States Treasury Note/Bond	3.250%	3/31/17	1,830	1,930

1

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	0.875%	4/15/17	233,965	234,258
United States Treasury Note/Bond	0.875%	4/30/17	351,019	351,402
United States Treasury Note/Bond	0.875%	5/15/17	167,475	167,527
United States Treasury Note/Bond	4.500%	5/15/17	73,930	80,249
United States Treasury Note/Bond	0.625%	5/31/17	347,190	345,239
United States Treasury Note/Bond	2.750%	5/31/17	4,644	4,854
United States Treasury Note/Bond	0.875%	6/15/17	288,500	288,321
United States Treasury Note/Bond	0.750%	6/30/17	304,565	303,329
United States Treasury Note/Bond	0.875%	7/15/17	172,125	171,882
United States Treasury Note/Bond	0.500%	7/31/17	314,520	310,884
United States Treasury Note/Bond	2.375%	7/31/17	86,596	89,735
United States Treasury Note/Bond	0.875%	8/15/17	263,815	263,113
United States Treasury Note/Bond	4.750%	8/15/17	63,120	69,294
United States Treasury Note/Bond	0.625%	8/31/17	478,326	473,619
United States Treasury Note/Bond	1.875%	8/31/17	67,155	68,687
United States Treasury Note/Bond	1.000%	9/15/17	295,640	295,732
United States Treasury Note/Bond	0.625%	9/30/17	439,100	434,230
United States Treasury Note/Bond	1.875%	9/30/17	34,825	35,619
United States Treasury Note/Bond	0.875%	10/15/17	274,315	273,201
United States Treasury Note/Bond	0.750%	10/31/17	177,049	175,583
United States Treasury Note/Bond	1.875%	10/31/17	14,400	14,733
United States Treasury Note/Bond	0.875%	11/15/17	218,142	217,051
United States Treasury Note/Bond	0.625%	11/30/17	213,965	211,124
United States Treasury Note/Bond	2.250%	11/30/17	2,620	2,708
United States Treasury Note/Bond	1.000%	12/15/17	329,325	328,604
United States Treasury Note/Bond	0.750%	12/31/17	263,060	260,224
United States Treasury Note/Bond	2.750%	12/31/17	92,975	97,435
United States Treasury Note/Bond	0.875%	1/31/18	162,185	160,842
United States Treasury Note/Bond	3.500%	2/15/18	75,080	80,429
United States Treasury Note/Bond	0.750%	2/28/18	246,495	243,066
United States Treasury Note/Bond	2.750%	2/28/18	1,165	1,221
United States Treasury Note/Bond	0.750%	3/31/18	210,380	207,159
United States Treasury Note/Bond	2.875%	3/31/18	6,390	6,721
United States Treasury Note/Bond	0.625%	4/30/18	187,110	183,310
United States Treasury Note/Bond	3.875%	5/15/18	7,840	8,521
United States Treasury Note/Bond	9.125%	5/15/18	900	1,134
United States Treasury Note/Bond	1.000%	5/31/18	243,867	241,467
United States Treasury Note/Bond	2.375%	5/31/18	3,470	3,596
United States Treasury Note/Bond	1.375%	6/30/18	307,450	308,028
United States Treasury Note/Bond	2.375%	6/30/18	8,240	8,539
United States Treasury Note/Bond	1.375%	7/31/18	215,860	216,028
United States Treasury Note/Bond	4.000%	8/15/18	8,205	8,995
United States Treasury Note/Bond	1.500%	8/31/18	298,780	300,134
United States Treasury Note/Bond	1.375%	9/30/18	383,245	382,766
United States Treasury Note/Bond	1.250%	10/31/18	170,900	169,779
United States Treasury Note/Bond	3.750%	11/15/18	12,120	13,203
United States Treasury Note/Bond	1.250%	11/30/18	542,814	538,742
United States Treasury Note/Bond	1.375%	11/30/18	3,360	3,352
United States Treasury Note/Bond	1.500%	12/31/18	84,859	84,979
United States Treasury Note/Bond	1.250%	1/31/19	2,020	2,000
United States Treasury Note/Bond	1.500%	1/31/19	357,060	357,171
United States Treasury Note/Bond	2.750%	2/15/19	3,115	3,277
United States Treasury Note/Bond	1.375%	2/28/19	9,070	9,018
United States Treasury Note/Bond	1.500%	2/28/19	402,200	402,264
United States Treasury Note/Bond	1.500%	3/31/19	3,885	3,883
United States Treasury Note/Bond	1.625%	3/31/19	278,390	279,520
United States Treasury Note/Bond	1.250%	4/30/19	216	214
United States Treasury Note/Bond	1.625%	4/30/19	305,194	306,146
United States Treasury Note/Bond	3.125%	5/15/19	1,140	1,215
United States Treasury Note/Bond	1.125%	5/31/19	800	786
United States Treasury Note/Bond	1.500%	5/31/19	448,140	447,020
United States Treasury Note/Bond	1.000%	6/30/19	21,560	21,031
United States Treasury Note/Bond	1.625%	6/30/19	326,355	327,119
United States Treasury Note/Bond	0.875%	7/31/19	52,544	50,902

2

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.625%	7/31/19	309,605	309,992
United States Treasury Note/Bond	1.000%	8/31/19	2,660	2,587
United States Treasury Note/Bond	1.625%	8/31/19	461,569	461,855
United States Treasury Note/Bond	1.750%	9/30/19	368,231	370,186
United States Treasury Note/Bond	1.500%	10/31/19	180,151	178,969
United States Treasury Note/Bond	1.500%	11/30/19	746,865	741,846
United States Treasury Note/Bond	1.625%	12/31/19	450,000	449,226
				23,549,607
Agency Bonds and Notes (6.2%)
1 AID-Jordan	1.945%	6/23/19	5,600	5,628
1 AID-Ukraine	1.844%	5/16/19	3,400	3,425
2 Federal Agricultural Mortgage Corp.	2.000%	7/27/16	2,250	2,299
2 Federal Farm Credit Banks	1.050%	3/28/16	3,525	3,553
2 Federal Farm Credit Banks	5.125%	8/25/16	14,700	15,788
2 Federal Farm Credit Banks	4.875%	1/17/17	1,400	1,517
2 Federal Farm Credit Banks	1.125%	9/22/17	6,000	5,997
2 Federal Farm Credit Banks	1.125%	12/18/17	15,000	14,987
2 Federal Farm Credit Banks	5.150%	11/15/19	7,621	8,813
2 Federal Home Loan Banks	0.375%	2/19/16	35,130	35,139
2 Federal Home Loan Banks	3.125%	3/11/16	2,650	2,735
2 Federal Home Loan Banks	5.375%	5/18/16	1,920	2,049
2 Federal Home Loan Banks	5.625%	6/13/16	4,325	4,643
2 Federal Home Loan Banks	0.375%	6/24/16	47,000	46,905
2 Federal Home Loan Banks	0.500%	9/28/16	79,000	78,847
2 Federal Home Loan Banks	0.625%	11/23/16	21,725	21,702
2 Federal Home Loan Banks	4.750%	12/16/16	20,640	22,251
2 Federal Home Loan Banks	0.625%	12/28/16	61,550	61,456
2 Federal Home Loan Banks	4.875%	5/17/17	79,920	87,363
2 Federal Home Loan Banks	0.875%	5/24/17	25,000	25,001
2 Federal Home Loan Banks	1.000%	6/21/17	42,325	42,426
2 Federal Home Loan Banks	2.750%	6/8/18	15,675	16,395
2 Federal Home Loan Banks	5.375%	8/15/18	14,025	15,988
2 Federal Home Loan Banks	5.375%	5/15/19	11,885	13,754
2 Federal Home Loan Banks	1.250%	12/13/19	8,875	8,644
3 Federal Home Loan Mortgage Corp.	5.250%	4/18/16	16,500	17,523
3 Federal Home Loan Mortgage Corp.	0.500%	5/13/16	15,000	15,020
3 Federal Home Loan Mortgage Corp.	2.500%	5/27/16	20,420	20,998
3 Federal Home Loan Mortgage Corp.	5.500%	7/18/16	25,000	26,916
3 Federal Home Loan Mortgage Corp.	2.000%	8/25/16	100,555	102,888
3 Federal Home Loan Mortgage Corp.	0.875%	10/14/16	42,020	42,200
3 Federal Home Loan Mortgage Corp.	0.875%	2/22/17	40,000	40,070
3 Federal Home Loan Mortgage Corp.	1.000%	3/8/17	12,925	12,972
3 Federal Home Loan Mortgage Corp.	1.250%	5/12/17	40,710	41,030
3 Federal Home Loan Mortgage Corp.	1.000%	6/29/17	22,375	22,412
3 Federal Home Loan Mortgage Corp.	1.000%	7/28/17	47,560	47,578
3 Federal Home Loan Mortgage Corp.	5.500%	8/23/17	51,130	57,105
3 Federal Home Loan Mortgage Corp.	1.000%	9/29/17	33,700	33,649
3 Federal Home Loan Mortgage Corp.	0.750%	1/12/18	43,755	43,190
3 Federal Home Loan Mortgage Corp.	0.875%	3/7/18	77,175	76,310
3 Federal Home Loan Mortgage Corp.	4.875%	6/13/18	11,500	12,875
3 Federal Home Loan Mortgage Corp.	3.750%	3/27/19	23,680	25,806
3 Federal Home Loan Mortgage Corp.	1.750%	5/30/19	27,305	27,501
3 Federal Home Loan Mortgage Corp.	1.250%	10/2/19	120,560	118,034
3 Federal National Mortgage Assn.	5.000%	3/15/16	56,600	59,712
3 Federal National Mortgage Assn.	0.500%	3/30/16	25,600	25,621
3 Federal National Mortgage Assn.	2.375%	4/11/16	42,340	43,385
3 Federal National Mortgage Assn.	0.375%	7/5/16	19,325	19,282
3 Federal National Mortgage Assn.	0.625%	8/26/16	50,000	50,026
3 Federal National Mortgage Assn.	5.250%	9/15/16	5,850	6,308
3 Federal National Mortgage Assn.	1.250%	9/28/16	26,115	26,398
3 Federal National Mortgage Assn.	1.375%	11/15/16	72,300	73,242
3 Federal National Mortgage Assn.	1.250%	1/30/17	20,000	20,201
3 Federal National Mortgage Assn.	5.000%	2/13/17	49,000	53,357

3

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 Federal National Mortgage Assn.	0.750%	4/20/17	23,875	23,814
3 Federal National Mortgage Assn.	1.125%	4/27/17	68,390	68,801
3 Federal National Mortgage Assn.	0.875%	8/28/17	48,325	48,160
3 Federal National Mortgage Assn.	1.000%	9/27/17	17,000	16,984
3 Federal National Mortgage Assn.	0.875%	10/26/17	59,200	58,839
3 Federal National Mortgage Assn.	0.875%	12/20/17	58,750	58,288
3 Federal National Mortgage Assn.	0.875%	2/8/18	58,475	57,888
3 Federal National Mortgage Assn.	0.875%	5/21/18	46,360	45,686
3 Federal National Mortgage Assn.	1.875%	9/18/18	31,025	31,550
3 Federal National Mortgage Assn.	1.625%	11/27/18	61,370	61,717
3 Federal National Mortgage Assn.	1.875%	2/19/19	9,000	9,105
3 Federal National Mortgage Assn.	1.750%	6/20/19	20,000	20,093
3 Federal National Mortgage Assn.	1.750%	9/12/19	35,000	35,045
3 Federal National Mortgage Assn.	0.000%	10/9/19	47,300	42,650
3 Federal National Mortgage Assn.	1.750%	11/26/19	18,000	17,999
2 Financing Corp.	9.800%	4/6/18	1,440	1,816
2 Financing Corp.	10.350%	8/3/18	3,755	4,892
2 Financing Corp.	9.650%	11/2/18	12,540	16,256
2 Financing Corp.	8.600%	9/26/19	1,750	2,271
Private Export Funding Corp.	1.375%	2/15/17	500	505
Private Export Funding Corp.	2.250%	12/15/17	9,225	9,485
Private Export Funding Corp.	1.875%	7/15/18	4,000	4,015
Private Export Funding Corp.	4.375%	3/15/19	10,650	11,670
Private Export Funding Corp.	1.450%	8/15/19	1,000	973
2 Tennessee Valley Authority	5.500%	7/18/17	6,200	6,885
2 Tennessee Valley Authority	6.250%	12/15/17	2,600	2,983
2 Tennessee Valley Authority	4.500%	4/1/18	8,300	9,151
2 Tennessee Valley Authority	1.750%	10/15/18	3,040	3,060
				2,379,495
Total U.S. Government and Agency Obligations (Cost $25,921,055)				25,929,102
Corporate Bonds (24.1%)
Finance (10.5%)
Banking (8.2%)
Abbey National Treasury Services plc	4.000%	4/27/16	9,210	9,551
Abbey National Treasury Services plc	1.375%	3/13/17	2,000	1,998
Abbey National Treasury Services plc	3.050%	8/23/18	7,700	7,959
Abbey National Treasury Services plc	2.350%	9/10/19	14,800	14,812
American Express Bank FSB	6.000%	9/13/17	500	557
American Express Centurion Bank	0.875%	11/13/15	2,000	2,002
American Express Centurion Bank	5.950%	6/12/17	2,175	2,404
American Express Centurion Bank	6.000%	9/13/17	2,250	2,506
American Express Co.	5.500%	9/12/16	2,575	2,764
American Express Co.	6.150%	8/28/17	18,375	20,469
American Express Co.	7.000%	3/19/18	6,800	7,858
American Express Co.	1.550%	5/22/18	5,575	5,504
4 American Express Co.	6.800%	9/1/66	5,225	5,480
American Express Credit Corp.	1.300%	7/29/16	13,250	13,311
American Express Credit Corp.	2.800%	9/19/16	15,550	16,010
American Express Credit Corp.	2.375%	3/24/17	13,325	13,621
American Express Credit Corp.	1.125%	6/5/17	16,100	16,049
American Express Credit Corp.	2.125%	7/27/18	8,925	8,996
American Express Credit Corp.	2.125%	3/18/19	7,600	7,594
Associates Corp. of North America	6.950%	11/1/18	10,441	12,197
Australia & New Zealand Banking Group Ltd.	0.900%	2/12/16	6,185	6,192
Australia & New Zealand Banking Group Ltd.	1.250%	1/10/17	2,250	2,258
Australia & New Zealand Banking Group Ltd.	1.250%	6/13/17	1,350	1,347
Australia & New Zealand Banking Group Ltd.	1.875%	10/6/17	9,300	9,387
Australia & New Zealand Banking Group Ltd.	2.250%	6/13/19	4,650	4,652
Bank of America Corp.	1.250%	1/11/16	4,600	4,604
Bank of America Corp.	3.625%	3/17/16	25,940	26,672
Bank of America Corp.	6.050%	5/16/16	12,218	12,950
Bank of America Corp.	3.750%	7/12/16	16,360	16,939

4

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bank of America Corp.	6.500%	8/1/16	21,305	22,961
Bank of America Corp.	5.750%	8/15/16	3,900	4,143
Bank of America Corp.	7.800%	9/15/16	3,054	3,361
Bank of America Corp.	5.625%	10/14/16	1,950	2,088
Bank of America Corp.	1.350%	11/21/16	3,100	3,088
Bank of America Corp.	5.420%	3/15/17	6,749	7,238
Bank of America Corp.	3.875%	3/22/17	3,053	3,196
Bank of America Corp.	5.700%	5/2/17	5,000	5,403
Bank of America Corp.	1.700%	8/25/17	5,650	5,651
Bank of America Corp.	6.400%	8/28/17	12,650	14,069
Bank of America Corp.	6.000%	9/1/17	7,467	8,230
Bank of America Corp.	5.750%	12/1/17	20,100	22,226
Bank of America Corp.	2.000%	1/11/18	12,039	12,017
Bank of America Corp.	6.875%	4/25/18	34,160	39,239
Bank of America Corp.	5.650%	5/1/18	22,025	24,464
Bank of America Corp.	6.875%	11/15/18	5,125	5,944
Bank of America Corp.	2.600%	1/15/19	25,400	25,601
Bank of America Corp.	5.490%	3/15/19	1,075	1,185
Bank of America Corp.	2.650%	4/1/19	15,300	15,408
Bank of America Corp.	7.625%	6/1/19	18,525	22,397
Bank of America NA	1.125%	11/14/16	17,525	17,465
Bank of America NA	1.250%	2/14/17	14,650	14,622
Bank of America NA	5.300%	3/15/17	13,075	14,035
Bank of America NA	6.100%	6/15/17	1,272	1,399
Bank of Montreal	0.800%	11/6/15	5,425	5,437
Bank of Montreal	1.300%	7/15/16	5,025	5,054
Bank of Montreal	2.500%	1/11/17	11,225	11,496
Bank of Montreal	1.300%	7/14/17	3,700	3,685
Bank of Montreal	1.400%	9/11/17	2,837	2,839
Bank of Montreal	1.450%	4/9/18	11,950	11,810
Bank of Montreal	2.375%	1/25/19	4,900	4,942
Bank of New York Mellon Corp.	0.700%	10/23/15	2,400	2,402
Bank of New York Mellon Corp.	2.500%	1/15/16	3,550	3,614
Bank of New York Mellon Corp.	2.300%	7/28/16	5,125	5,230
Bank of New York Mellon Corp.	2.400%	1/17/17	2,575	2,635
Bank of New York Mellon Corp.	1.969%	6/20/17	2,000	2,027
Bank of New York Mellon Corp.	1.300%	1/25/18	1,100	1,088
Bank of New York Mellon Corp.	1.350%	3/6/18	12,000	11,874
Bank of New York Mellon Corp.	2.200%	3/4/19	6,625	6,622
Bank of New York Mellon Corp.	2.200%	5/15/19	9,725	9,740
Bank of New York Mellon Corp.	5.450%	5/15/19	2,085	2,359
Bank of New York Mellon Corp.	2.300%	9/11/19	3,600	3,606
Bank of Nova Scotia	0.950%	3/15/16	4,000	4,005
Bank of Nova Scotia	2.900%	3/29/16	3,400	3,487
Bank of Nova Scotia	1.375%	7/15/16	3,250	3,273
Bank of Nova Scotia	1.100%	12/13/16	5,334	5,338
Bank of Nova Scotia	2.550%	1/12/17	16,575	17,109
Bank of Nova Scotia	1.300%	7/21/17	4,000	3,988
Bank of Nova Scotia	1.375%	12/18/17	5,450	5,409
Bank of Nova Scotia	1.450%	4/25/18	1,661	1,647
Bank of Nova Scotia	2.050%	10/30/18	9,426	9,439
Bank of Nova Scotia	2.050%	6/5/19	12,700	12,641
5 Bank of Tokyo-Mitsubishi UFJ Ltd.	2.450%	9/11/15	1,975	1,997
Barclays Bank plc	5.000%	9/22/16	8,775	9,334
Barclays Bank plc	2.500%	2/20/19	13,785	13,952
Barclays Bank plc	6.750%	5/22/19	8,725	10,281
Barclays plc	2.750%	11/8/19	7,750	7,722
BB&T Corp.	5.200%	12/23/15	7,379	7,675
BB&T Corp.	3.200%	3/15/16	4,110	4,204
BB&T Corp.	3.950%	4/29/16	3,750	3,882
BB&T Corp.	2.150%	3/22/17	3,185	3,235
BB&T Corp.	4.900%	6/30/17	2,000	2,157
BB&T Corp.	1.450%	1/12/18	5,900	5,846
BB&T Corp.	2.050%	6/19/18	6,860	6,898

5

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
BB&T Corp.	2.250%	2/1/19	2,540	2,544
BB&T Corp.	6.850%	4/30/19	6,800	8,066
BB&T Corp.	2.450%	1/15/20	4,000	3,988
BBVA US Senior SAU	4.664%	10/9/15	12,900	13,252
Bear Stearns Cos. LLC	5.550%	1/22/17	8,500	9,158
Bear Stearns Cos. LLC	6.400%	10/2/17	14,925	16,665
Bear Stearns Cos. LLC	7.250%	2/1/18	22,950	26,458
Bear Stearns Cos. LLC	4.650%	7/2/18	4,939	5,334
BNP Paribas SA	3.600%	2/23/16	16,315	16,773
BNP Paribas SA	1.250%	12/12/16	3,250	3,252
BNP Paribas SA	2.375%	9/14/17	17,575	17,860
BNP Paribas SA	2.700%	8/20/18	12,075	12,334
BNP Paribas SA	2.400%	12/12/18	7,500	7,567
BNP Paribas SA	2.450%	3/17/19	5,425	5,496
BPCE SA	1.625%	2/10/17	5,500	5,519
BPCE SA	1.613%	7/25/17	2,075	2,064
BPCE SA	2.500%	12/10/18	7,200	7,299
BPCE SA	2.500%	7/15/19	8,175	8,252
Branch Banking & Trust Co.	1.450%	10/3/16	4,100	4,125
Branch Banking & Trust Co.	1.050%	12/1/16	825	824
Branch Banking & Trust Co.	1.000%	4/3/17	2,000	1,984
Branch Banking & Trust Co.	1.350%	10/1/17	2,875	2,862
Branch Banking & Trust Co.	2.300%	10/15/18	4,750	4,798
Canadian Imperial Bank of Commerce	2.350%	12/11/15	7,940	8,022
Canadian Imperial Bank of Commerce	1.550%	1/23/18	7,720	7,678
Capital One Bank USA NA	1.300%	6/5/17	400	396
Capital One Bank USA NA	2.150%	11/21/18	1,200	1,197
Capital One Bank USA NA	2.250%	2/13/19	20,200	20,025
Capital One Bank USA NA	2.300%	6/5/19	1,150	1,140
Capital One Bank USA NA	8.800%	7/15/19	1,925	2,400
Capital One Financial Corp.	3.150%	7/15/16	12,450	12,810
Capital One Financial Corp.	6.150%	9/1/16	8,075	8,677
Capital One Financial Corp.	6.750%	9/15/17	3,787	4,267
Capital One NA	1.500%	9/5/17	3,000	2,975
Capital One NA	1.500%	3/22/18	2,550	2,510
Capital One NA	2.400%	9/5/19	3,300	3,284
Citigroup Inc.	5.300%	1/7/16	6,200	6,466
Citigroup Inc.	1.250%	1/15/16	8,075	8,071
Citigroup Inc.	1.300%	4/1/16	13,524	13,543
Citigroup Inc.	3.953%	6/15/16	14,125	14,668
Citigroup Inc.	1.700%	7/25/16	6,379	6,420
Citigroup Inc.	4.450%	1/10/17	16,825	17,800
Citigroup Inc.	5.500%	2/15/17	6,850	7,382
Citigroup Inc.	1.350%	3/10/17	5,400	5,375
Citigroup Inc.	1.550%	8/14/17	5,500	5,487
Citigroup Inc.	6.000%	8/15/17	5,827	6,450
Citigroup Inc.	6.125%	11/21/17	20,225	22,537
Citigroup Inc.	1.850%	11/24/17	3,075	3,073
Citigroup Inc.	1.750%	5/1/18	12,995	12,849
Citigroup Inc.	6.125%	5/15/18	10,392	11,740
Citigroup Inc.	2.500%	9/26/18	17,275	17,470
Citigroup Inc.	2.550%	4/8/19	11,500	11,572
Citigroup Inc.	8.500%	5/22/19	16,921	21,040
Citigroup Inc.	2.500%	7/29/19	8,575	8,574
Citizens Bank NA	1.600%	12/4/17	3,225	3,211
Citizens Bank NA	2.450%	12/4/19	3,225	3,204
Comerica Bank	5.750%	11/21/16	1,000	1,082
Comerica Bank	5.200%	8/22/17	2,900	3,152
Comerica Inc.	4.800%	5/1/15	1,500	1,519
Comerica Inc.	2.125%	5/23/19	3,000	2,980
Commonwealth Bank of Australia	1.125%	3/13/17	7,000	6,976
Commonwealth Bank of Australia	1.400%	9/8/17	4,900	4,875
Commonwealth Bank of Australia	1.900%	9/18/17	8,605	8,690
Commonwealth Bank of Australia	2.500%	9/20/18	5,235	5,318

6

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Commonwealth Bank of Australia	2.250%	3/13/19	6,175	6,217
Commonwealth Bank of Australia	2.300%	9/6/19	10,500	10,532
Compass Bank	1.850%	9/29/17	2,200	2,190
Compass Bank	2.750%	9/29/19	2,175	2,174
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.375%	1/19/17	15,025	15,660
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	1.700%	3/19/18	26,000	25,905
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	2.250%	1/14/19	4,000	4,026
Corpbanca SA	3.125%	1/15/18	5,000	5,018
Countrywide Financial Corp.	6.250%	5/15/16	7,522	7,973
Credit Suisse	1.375%	5/26/17	15,375	15,329
Credit Suisse	6.000%	2/15/18	11,075	12,317
Credit Suisse	2.300%	5/28/19	17,400	17,347
Credit Suisse	5.300%	8/13/19	3,250	3,644
Credit Suisse USA Inc.	5.375%	3/2/16	9,096	9,570
Deutsche Bank AG	3.250%	1/11/16	16,450	16,802
Deutsche Bank AG	1.350%	5/30/17	9,475	9,403
Deutsche Bank AG	6.000%	9/1/17	20,120	22,312
Deutsche Bank AG	2.500%	2/13/19	10,000	10,124
Discover Bank	2.000%	2/21/18	10,338	10,306
Discover Financial Services	6.450%	6/12/17	2,575	2,846
Fifth Third Bancorp	3.625%	1/25/16	14,425	14,786
Fifth Third Bancorp	5.450%	1/15/17	200	215
Fifth Third Bancorp	4.500%	6/1/18	4,175	4,496
Fifth Third Bancorp	2.300%	3/1/19	2,350	2,350
Fifth Third Bank	0.900%	2/26/16	500	500
Fifth Third Bank	1.150%	11/18/16	650	649
Fifth Third Bank	1.350%	6/1/17	6,400	6,377
Fifth Third Bank	1.450%	2/28/18	2,500	2,470
Fifth Third Bank	2.375%	4/25/19	1,900	1,906
First Horizon National Corp.	5.375%	12/15/15	4,325	4,478
First Republic Bank	2.375%	6/17/19	5,708	5,728
Goldman Sachs Group Inc.	5.350%	1/15/16	11,650	12,147
Goldman Sachs Group Inc.	3.625%	2/7/16	27,820	28,551
Goldman Sachs Group Inc.	5.750%	10/1/16	8,450	9,070
Goldman Sachs Group Inc.	5.625%	1/15/17	11,625	12,471
Goldman Sachs Group Inc.	6.250%	9/1/17	15,550	17,282
Goldman Sachs Group Inc.	5.950%	1/18/18	27,700	30,764
Goldman Sachs Group Inc.	2.375%	1/22/18	11,850	11,959
Goldman Sachs Group Inc.	6.150%	4/1/18	26,324	29,551
Goldman Sachs Group Inc.	2.900%	7/19/18	8,960	9,171
Goldman Sachs Group Inc.	2.625%	1/31/19	32,250	32,449
Goldman Sachs Group Inc.	7.500%	2/15/19	14,410	17,117
Goldman Sachs Group Inc.	2.550%	10/23/19	3,500	3,481
HSBC Bank USA NA	6.000%	8/9/17	1,050	1,155
HSBC USA Inc.	1.500%	11/13/17	9,575	9,545
HSBC USA Inc.	1.625%	1/16/18	11,850	11,792
HSBC USA Inc.	2.625%	9/24/18	4,750	4,878
HSBC USA Inc.	2.250%	6/23/19	3,000	2,992
HSBC USA Inc.	2.375%	11/13/19	7,625	7,615
Huntington Bancshares Inc.	2.600%	8/2/18	1,625	1,641
Huntington National Bank	1.350%	8/2/16	1,575	1,576
Huntington National Bank	1.300%	11/20/16	2,750	2,748
Huntington National Bank	1.375%	4/24/17	2,500	2,479
Huntington National Bank	2.200%	4/1/19	3,525	3,502
Intesa Sanpaolo SPA	3.125%	1/15/16	11,575	11,774
Intesa Sanpaolo SPA	2.375%	1/13/17	12,650	12,755
Intesa Sanpaolo SPA	3.875%	1/16/18	5,825	6,060
Intesa Sanpaolo SPA	3.875%	1/15/19	8,425	8,725
JPMorgan Chase & Co.	5.150%	10/1/15	3,325	3,421
JPMorgan Chase & Co.	2.600%	1/15/16	7,723	7,856
JPMorgan Chase & Co.	1.125%	2/26/16	6,195	6,209
JPMorgan Chase & Co.	3.450%	3/1/16	16,265	16,684
JPMorgan Chase & Co.	3.150%	7/5/16	29,024	29,821
JPMorgan Chase & Co.	1.350%	2/15/17	14,421	14,426

7

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
JPMorgan Chase & Co.	2.000%	8/15/17	9,438	9,536
JPMorgan Chase & Co.	6.000%	1/15/18	27,725	30,970
JPMorgan Chase & Co.	1.800%	1/25/18	3,557	3,557
JPMorgan Chase & Co.	1.625%	5/15/18	12,525	12,380
JPMorgan Chase & Co.	2.350%	1/28/19	12,375	12,440
JPMorgan Chase & Co.	6.300%	4/23/19	20,075	23,330
JPMorgan Chase & Co.	2.200%	10/22/19	11,000	10,899
JPMorgan Chase Bank NA	5.875%	6/13/16	375	399
JPMorgan Chase Bank NA	6.000%	7/5/17	3,000	3,306
JPMorgan Chase Bank NA	6.000%	10/1/17	16,775	18,622
KeyBank NA	4.950%	9/15/15	1,050	1,079
KeyBank NA	5.450%	3/3/16	3,525	3,700
KeyBank NA	1.650%	2/1/18	12,725	12,652
KeyBank NA	2.500%	12/15/19	2,000	2,008
KeyCorp	2.300%	12/13/18	1,700	1,707
Lloyds Bank plc	4.875%	1/21/16	12,800	13,265
Lloyds Bank plc	4.200%	3/28/17	1,150	1,220
Lloyds Bank plc	2.300%	11/27/18	6,575	6,629
Lloyds Bank plc	2.350%	9/5/19	9,000	8,992
Manufacturers & Traders Trust Co.	1.400%	7/25/17	550	549
Manufacturers & Traders Trust Co.	6.625%	12/4/17	3,550	4,017
Manufacturers & Traders Trust Co.	1.450%	3/7/18	250	247
Manufacturers & Traders Trust Co.	2.300%	1/30/19	12,500	12,474
Manufacturers & Traders Trust Co.	2.250%	7/25/19	10,500	10,476
4 Manufacturers & Traders Trust Co.	5.585%	12/28/20	900	933
Morgan Stanley	1.750%	2/25/16	10,517	10,578
Morgan Stanley	3.800%	4/29/16	13,500	13,932
Morgan Stanley	5.750%	10/18/16	10,150	10,893
Morgan Stanley	5.450%	1/9/17	9,975	10,708
Morgan Stanley	4.750%	3/22/17	9,605	10,231
Morgan Stanley	5.550%	4/27/17	9,750	10,568
Morgan Stanley	6.250%	8/28/17	5,925	6,580
Morgan Stanley	5.950%	12/28/17	11,950	13,263
Morgan Stanley	1.875%	1/5/18	9,250	9,218
Morgan Stanley	6.625%	4/1/18	23,709	27,013
Morgan Stanley	2.125%	4/25/18	19,500	19,495
Morgan Stanley	2.500%	1/24/19	14,880	14,895
Morgan Stanley	7.300%	5/13/19	14,730	17,453
Morgan Stanley	2.375%	7/23/19	16,100	15,950
Morgan Stanley	5.625%	9/23/19	11,275	12,729
MUFG Union Bank NA	5.950%	5/11/16	4,105	4,354
MUFG Union Bank NA	1.500%	9/26/16	6,675	6,702
MUFG Union Bank NA	2.125%	6/16/17	3,575	3,613
MUFG Union Bank NA	2.625%	9/26/18	13,450	13,618
MUFG Union Bank NA	2.250%	5/6/19	5,900	5,880
Murray Street Investment Trust I	4.647%	3/9/17	9,150	9,659
National Australia Bank Ltd.	0.900%	1/20/16	2,500	2,506
National Australia Bank Ltd.	1.300%	7/25/16	3,050	3,069
National Australia Bank Ltd.	2.750%	3/9/17	7,025	7,234
National Australia Bank Ltd.	2.300%	7/25/18	5,225	5,302
National Bank of Canada	1.450%	11/7/17	3,350	3,325
National City Bank	5.800%	6/7/17	2,225	2,445
National City Corp.	6.875%	5/15/19	3,825	4,492
Northern Trust Co.	6.500%	8/15/18	1,275	1,471
PNC Bank NA	1.150%	11/1/16	4,600	4,607
PNC Bank NA	4.875%	9/21/17	4,745	5,115
PNC Bank NA	1.500%	10/18/17	5,200	5,188
PNC Bank NA	6.000%	12/7/17	6,125	6,836
PNC Bank NA	2.200%	1/28/19	7,625	7,633
PNC Bank NA	2.250%	7/2/19	6,475	6,458
PNC Bank NA	2.400%	10/18/19	5,200	5,220
PNC Funding Corp.	2.700%	9/19/16	7,743	7,956
PNC Funding Corp.	5.625%	2/1/17	6,977	7,533
PNC Funding Corp.	6.700%	6/10/19	3,183	3,760

8

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Regions Bank	7.500%	5/15/18	4,000	4,637
Regions Financial Corp.	2.000%	5/15/18	7,375	7,294
Royal Bank of Canada	2.625%	12/15/15	15,565	15,851
Royal Bank of Canada	0.850%	3/8/16	5,060	5,069
Royal Bank of Canada	2.875%	4/19/16	200	205
Royal Bank of Canada	2.300%	7/20/16	3,325	3,394
Royal Bank of Canada	1.450%	9/9/16	4,596	4,630
Royal Bank of Canada	1.200%	1/23/17	7,999	7,994
Royal Bank of Canada	1.250%	6/16/17	6,000	5,975
Royal Bank of Canada	1.400%	10/13/17	3,325	3,313
Royal Bank of Canada	1.500%	1/16/18	6,275	6,246
Royal Bank of Canada	2.200%	7/27/18	10,126	10,202
Royal Bank of Canada	2.150%	3/15/19	7,000	7,033
Royal Bank of Scotland Group plc	1.875%	3/31/17	4,400	4,399
Royal Bank of Scotland Group plc	6.400%	10/21/19	5,705	6,600
Royal Bank of Scotland plc	4.375%	3/16/16	7,200	7,465
Santander Bank NA	8.750%	5/30/18	2,825	3,363
Santander Holdings USA Inc.	4.625%	4/19/16	4,250	4,428
Santander Holdings USA Inc.	3.450%	8/27/18	7,394	7,657
Societe Generale SA	2.750%	10/12/17	5,675	5,820
Societe Generale SA	2.625%	10/1/18	4,435	4,513
State Street Bank & Trust Co.	5.250%	10/15/18	775	865
State Street Corp.	2.875%	3/7/16	4,438	4,538
State Street Corp.	4.956%	3/15/18	6,619	7,167
State Street Corp.	1.350%	5/15/18	4,675	4,603
Sumitomo Mitsui Banking Corp.	1.350%	7/18/15	4,825	4,842
Sumitomo Mitsui Banking Corp.	0.900%	1/18/16	1,300	1,299
Sumitomo Mitsui Banking Corp.	1.450%	7/19/16	3,150	3,163
Sumitomo Mitsui Banking Corp.	1.300%	1/10/17	1,200	1,197
Sumitomo Mitsui Banking Corp.	1.350%	7/11/17	4,000	3,963
Sumitomo Mitsui Banking Corp.	1.800%	7/18/17	5,800	5,801
Sumitomo Mitsui Banking Corp.	1.500%	1/18/18	3,075	3,030
Sumitomo Mitsui Banking Corp.	2.500%	7/19/18	2,425	2,452
Sumitomo Mitsui Banking Corp.	2.450%	1/10/19	4,700	4,725
Sumitomo Mitsui Banking Corp.	2.250%	7/11/19	7,900	7,843
SunTrust Bank	1.350%	2/15/17	5,225	5,224
SunTrust Bank	7.250%	3/15/18	3,200	3,701
SunTrust Banks Inc.	3.600%	4/15/16	10,240	10,543
SunTrust Banks Inc.	3.500%	1/20/17	2,135	2,223
SunTrust Banks Inc.	6.000%	9/11/17	1,615	1,791
SunTrust Banks Inc.	2.350%	11/1/18	1,100	1,103
SunTrust Banks Inc.	2.500%	5/1/19	3,300	3,318
Svenska Handelsbanken AB	3.125%	7/12/16	7,500	7,749
Svenska Handelsbanken AB	2.875%	4/4/17	8,650	8,939
Svenska Handelsbanken AB	1.625%	3/21/18	8,935	8,905
Svenska Handelsbanken AB	2.500%	1/25/19	8,075	8,228
Svenska Handelsbanken AB	2.250%	6/17/19	5,300	5,329
Synchrony Financial	1.875%	8/15/17	2,200	2,198
Synchrony Financial	3.000%	8/15/19	12,275	12,389
Toronto-Dominion Bank	2.500%	7/14/16	4,675	4,791
Toronto-Dominion Bank	2.375%	10/19/16	9,435	9,658
Toronto-Dominion Bank	1.125%	5/2/17	6,700	6,669
Toronto-Dominion Bank	1.400%	4/30/18	15,158	14,973
Toronto-Dominion Bank	2.625%	9/10/18	13,000	13,321
Toronto-Dominion Bank	2.125%	7/2/19	6,500	6,496
Toronto-Dominion Bank	2.250%	11/5/19	7,375	7,388
UBS AG	5.875%	7/15/16	4,800	5,135
UBS AG	1.375%	8/14/17	15,000	14,917
UBS AG	5.875%	12/20/17	15,450	17,272
UBS AG	5.750%	4/25/18	7,701	8,634
UBS AG	2.375%	8/14/19	20,000	20,002
US Bancorp	3.442%	2/1/16	4,525	4,632
US Bancorp	2.200%	11/15/16	9,605	9,798
US Bancorp	1.650%	5/15/17	6,200	6,247

9

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
US Bancorp	1.950%	11/15/18	5,225	5,232
US Bancorp	2.200%	4/25/19	11,420	11,437
US Bank NA	1.100%	1/30/17	3,500	3,498
US Bank NA	2.125%	10/28/19	10,000	9,969
Vesey Street Investment Trust I	4.404%	9/1/16	1,900	1,993
Wachovia Bank NA	5.600%	3/15/16	400	422
Wachovia Bank NA	6.000%	11/15/17	1,875	2,102
Wachovia Corp.	5.625%	10/15/16	18,250	19,640
Wachovia Corp.	5.750%	6/15/17	4,650	5,136
Wachovia Corp.	5.750%	2/1/18	17,555	19,654
Wells Fargo & Co.	3.676%	6/15/16	25,170	26,116
Wells Fargo & Co.	1.250%	7/20/16	11,575	11,617
Wells Fargo & Co.	5.125%	9/15/16	2,800	2,987
Wells Fargo & Co.	2.625%	12/15/16	8,835	9,094
Wells Fargo & Co.	2.100%	5/8/17	3,969	4,037
Wells Fargo & Co.	1.150%	6/2/17	10,075	10,034
Wells Fargo & Co.	1.400%	9/8/17	11,600	11,590
Wells Fargo & Co.	5.625%	12/11/17	21,463	23,892
Wells Fargo & Co.	1.500%	1/16/18	5,977	5,934
Wells Fargo & Co.	2.125%	4/22/19	16,625	16,599
Wells Fargo Bank NA	5.750%	5/16/16	4,825	5,131
Westpac Banking Corp.	3.000%	12/9/15	7,980	8,150
Westpac Banking Corp.	0.950%	1/12/16	3,825	3,834
Westpac Banking Corp.	1.050%	11/25/16	300	300
Westpac Banking Corp.	1.200%	5/19/17	5,500	5,483
Westpac Banking Corp.	2.000%	8/14/17	17,350	17,582
Westpac Banking Corp.	1.500%	12/1/17	3,675	3,676
Westpac Banking Corp.	1.600%	1/12/18	5,370	5,351
Westpac Banking Corp.	2.250%	7/30/18	400	405
Westpac Banking Corp.	2.250%	1/17/19	14,275	14,423
Westpac Banking Corp.	4.875%	11/19/19	6,365	7,081
Brokerage (0.2%)
Ameriprise Financial Inc.	7.300%	6/28/19	1,600	1,936
4 Ameriprise Financial Inc.	7.518%	6/1/66	2,000	2,140
BlackRock Inc.	1.375%	6/1/15	600	602
BlackRock Inc.	6.250%	9/15/17	200	224
BlackRock Inc.	5.000%	12/10/19	4,085	4,614
Charles Schwab Corp.	0.850%	12/4/15	1,300	1,303
Charles Schwab Corp.	2.200%	7/25/18	4,974	5,036
Eaton Vance Corp.	6.500%	10/2/17	242	271
Franklin Resources Inc.	1.375%	9/15/17	2,300	2,292
IntercontinentalExchange Group Inc.	2.500%	10/15/18	3,425	3,488
Jefferies Group LLC	3.875%	11/9/15	5,200	5,301
Jefferies Group LLC	5.125%	4/13/18	4,250	4,489
Jefferies Group LLC	8.500%	7/15/19	1,650	1,972
Lazard Group LLC	6.850%	6/15/17	2,992	3,331
Legg Mason Inc.	2.700%	7/15/19	3,800	3,817
NASDAQ OMX Group Inc.	5.250%	1/16/18	21	23
Nomura Holdings Inc.	4.125%	1/19/16	7,300	7,506
Nomura Holdings Inc.	2.000%	9/13/16	9,450	9,502
Nomura Holdings Inc.	2.750%	3/19/19	9,950	9,993
NYSE Euronext	2.000%	10/5/17	9,325	9,407
Raymond James Financial Inc.	4.250%	4/15/16	575	596
TD Ameritrade Holding Corp.	5.600%	12/1/19	850	972
Finance Companies (0.7%)
Air Lease Corp.	4.500%	1/15/16	2,925	3,005
Air Lease Corp.	5.625%	4/1/17	6,625	7,122
Air Lease Corp.	2.125%	1/15/18	2,925	2,874
Air Lease Corp.	3.375%	1/15/19	10,475	10,606
Ares Capital Corp.	4.875%	11/30/18	8,000	8,406
Ares Capital Corp.	3.875%	1/15/20	2,000	1,995
Fifth Street Finance Corp.	4.875%	3/1/19	3,000	3,077
FS Investment Corp.	4.000%	7/15/19	2,350	2,341

10

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
GATX Corp.	3.500%	7/15/16	2,060	2,127
GATX Corp.	1.250%	3/4/17	2,017	1,999
GATX Corp.	2.375%	7/30/18	1,450	1,460
GATX Corp.	2.500%	7/30/19	1,470	1,460
4 GE Capital Trust I	6.375%	11/15/67	4,810	5,183
General Electric Capital Corp.	1.000%	1/8/16	6,180	6,202
General Electric Capital Corp.	5.000%	1/8/16	7,235	7,558
General Electric Capital Corp.	2.950%	5/9/16	29,975	30,828
General Electric Capital Corp.	1.500%	7/12/16	575	581
General Electric Capital Corp.	3.350%	10/17/16	2,400	2,496
General Electric Capital Corp.	2.900%	1/9/17	9,500	9,834
General Electric Capital Corp.	5.400%	2/15/17	8,700	9,445
General Electric Capital Corp.	2.450%	3/15/17	2,900	2,981
General Electric Capital Corp.	2.300%	4/27/17	11,550	11,824
General Electric Capital Corp.	1.250%	5/15/17	3,450	3,455
General Electric Capital Corp.	5.625%	9/15/17	17,294	19,192
General Electric Capital Corp.	1.600%	11/20/17	6,055	6,097
General Electric Capital Corp.	1.625%	4/2/18	8,150	8,163
General Electric Capital Corp.	5.625%	5/1/18	23,036	25,907
General Electric Capital Corp.	2.300%	1/14/19	8,300	8,430
General Electric Capital Corp.	6.000%	8/7/19	11,000	12,791
General Electric Capital Corp.	2.100%	12/11/19	275	276
4 General Electric Capital Corp.	6.375%	11/15/67	9,975	10,748
HSBC Finance Corp.	5.500%	1/19/16	16,200	16,941
5 International Lease Finance Corp.	6.750%	9/1/16	7,450	7,971
5 International Lease Finance Corp.	7.125%	9/1/18	12,000	13,440
Prospect Capital Corp.	5.000%	7/15/19	1,750	1,782
Insurance (1.0%)
ACE INA Holdings Inc.	5.600%	5/15/15	2,050	2,086
ACE INA Holdings Inc.	5.700%	2/15/17	1,403	1,532
ACE INA Holdings Inc.	5.800%	3/15/18	1,500	1,687
ACE INA Holdings Inc.	5.900%	6/15/19	2,075	2,387
Aegon NV	4.625%	12/1/15	105	109
Aetna Inc.	1.750%	5/15/17	2,900	2,919
Aetna Inc.	1.500%	11/15/17	12,825	12,756
Aflac Inc.	3.450%	8/15/15	999	1,017
Aflac Inc.	2.650%	2/15/17	10,755	11,067
Aflac Inc.	8.500%	5/15/19	2,000	2,503
Allied World Assurance Co. Ltd.	7.500%	8/1/16	4,500	4,914
4 Allstate Corp.	6.125%	5/15/67	5,150	5,446
American Financial Group Inc.	9.875%	6/15/19	2,130	2,736
American International Group Inc.	5.050%	10/1/15	2,400	2,473
American International Group Inc.	5.600%	10/18/16	2,175	2,337
American International Group Inc.	5.450%	5/18/17	5,680	6,192
American International Group Inc.	5.850%	1/16/18	13,925	15,561
American International Group Inc.	2.300%	7/16/19	7,000	7,002
Anthem Inc.	1.250%	9/10/15	5,735	5,757
Anthem Inc.	2.375%	2/15/17	1,200	1,222
Anthem Inc.	5.875%	6/15/17	2,068	2,275
Anthem Inc.	1.875%	1/15/18	625	624
Anthem Inc.	2.250%	8/15/19	5,000	4,937
Aon Corp.	3.125%	5/27/16	3,000	3,079
Assurant Inc.	2.500%	3/15/18	700	707
AXIS Specialty Finance plc	2.650%	4/1/19	2,865	2,874
Berkshire Hathaway Finance Corp.	0.950%	8/15/16	35	35
Berkshire Hathaway Finance Corp.	1.600%	5/15/17	20,105	20,281
Berkshire Hathaway Finance Corp.	5.400%	5/15/18	7,600	8,511
Berkshire Hathaway Finance Corp.	2.000%	8/15/18	3,160	3,194
Berkshire Hathaway Inc.	2.200%	8/15/16	3,900	3,981
Berkshire Hathaway Inc.	1.900%	1/31/17	11,500	11,682
Berkshire Hathaway Inc.	1.550%	2/9/18	1,375	1,374
Berkshire Hathaway Inc.	2.100%	8/14/19	10,500	10,549
Chubb Corp.	5.750%	5/15/18	10,100	11,407

11

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
4 Chubb Corp.	6.375%	3/29/67	2,800	2,996
Cigna Corp.	2.750%	11/15/16	9,188	9,433
Cigna Corp.	8.500%	5/1/19	575	712
CNA Financial Corp.	6.500%	8/15/16	3,950	4,271
CNA Financial Corp.	7.350%	11/15/19	375	447
Hartford Financial Services Group Inc.	5.500%	10/15/16	4,750	5,094
Hartford Financial Services Group Inc.	5.375%	3/15/17	525	567
Hartford Financial Services Group Inc.	6.300%	3/15/18	680	769
Hartford Financial Services Group Inc.	6.000%	1/15/19	2,875	3,266
HCC Insurance Holdings Inc.	6.300%	11/15/19	600	691
Humana Inc.	7.200%	6/15/18	500	583
Humana Inc.	2.625%	10/1/19	1,500	1,499
Lincoln National Corp.	8.750%	7/1/19	2,025	2,542
4 Lincoln National Corp.	7.000%	5/17/66	6,925	6,942
4 Lincoln National Corp.	6.050%	4/20/67	1,000	1,001
Loews Corp.	5.250%	3/15/16	1,275	1,340
Manulife Financial Corp.	3.400%	9/17/15	3,925	3,995
Marsh & McLennan Cos. Inc.	2.300%	4/1/17	1,100	1,114
Marsh & McLennan Cos. Inc.	2.550%	10/15/18	400	408
Marsh & McLennan Cos. Inc.	2.350%	9/10/19	6,000	6,015
MetLife Inc.	6.750%	6/1/16	5,780	6,232
MetLife Inc.	1.756%	12/15/17	150	151
MetLife Inc.	1.903%	12/15/17	9,200	9,221
MetLife Inc.	6.817%	8/15/18	5,218	6,092
MetLife Inc.	7.717%	2/15/19	804	977
Principal Financial Group Inc.	1.850%	11/15/17	1,016	1,017
Principal Financial Group Inc.	8.875%	5/15/19	1,710	2,142
4 Progressive Corp.	6.700%	6/15/67	3,775	4,082
Protective Life Corp.	7.375%	10/15/19	1,600	1,929
Prudential Financial Inc.	3.000%	5/12/16	6,015	6,174
Prudential Financial Inc.	6.100%	6/15/17	562	621
Prudential Financial Inc.	6.000%	12/1/17	775	868
Prudential Financial Inc.	7.375%	6/15/19	4,695	5,649
Prudential Financial Inc.	2.350%	8/15/19	9,615	9,626
4 Prudential Financial Inc.	8.875%	6/15/68	2,581	3,017
Reinsurance Group of America Inc.	6.450%	11/15/19	1,200	1,396
4 Reinsurance Group of America Inc.	6.750%	12/15/65	2,800	2,863
4 StanCorp Financial Group Inc.	6.900%	6/1/67	1,000	1,036
Torchmark Corp.	6.375%	6/15/16	1,250	1,342
Transatlantic Holdings Inc.	5.750%	12/14/15	1,800	1,865
Travelers Cos. Inc.	5.500%	12/1/15	4,400	4,580
Travelers Cos. Inc.	6.250%	6/20/16	1,325	1,428
Travelers Cos. Inc.	5.800%	5/15/18	2,825	3,191
Travelers Cos. Inc.	5.900%	6/2/19	1,756	2,032
UnitedHealth Group Inc.	5.375%	3/15/16	16	17
UnitedHealth Group Inc.	1.875%	11/15/16	1,462	1,486
UnitedHealth Group Inc.	6.000%	6/15/17	2,775	3,082
UnitedHealth Group Inc.	1.400%	10/15/17	3,000	2,996
UnitedHealth Group Inc.	6.000%	2/15/18	7,475	8,431
UnitedHealth Group Inc.	1.625%	3/15/19	5,725	5,641
UnitedHealth Group Inc.	2.300%	12/15/19	3,625	3,636
Unum Group	7.125%	9/30/16	3,335	3,644
Voya Financial Inc.	2.900%	2/15/18	12,105	12,365
Willis Group Holdings plc	4.125%	3/15/16	2,525	2,603
Willis North America Inc.	6.200%	3/28/17	2,350	2,542
XLIT Ltd.	2.300%	12/15/18	1,376	1,376
4 XLIT Ltd.	6.500%	10/29/49	5,000	4,775
Other Finance (0.0%)
ORIX Corp.	5.000%	1/12/16	4,590	4,756
ORIX Corp.	3.750%	3/9/17	2,950	3,055
Real Estate Investment Trusts (0.4%)
AvalonBay Communities Inc.	5.750%	9/15/16	1,650	1,778
AvalonBay Communities Inc.	5.700%	3/15/17	35	38

12

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
BioMed Realty LP	3.850%	4/15/16	3,735	3,850
BioMed Realty LP	2.625%	5/1/19	1,355	1,352
Brandywine Operating Partnership LP	5.700%	5/1/17	3,475	3,755
Brandywine Operating Partnership LP	4.950%	4/15/18	926	989
Digital Realty Trust LP	4.500%	7/15/15	5,225	5,277
Duke Realty LP	7.375%	2/15/15	2,700	2,719
Duke Realty LP	8.250%	8/15/19	1,825	2,255
Equity CommonWealth	6.250%	6/15/17	2,200	2,358
Equity CommonWealth	6.650%	1/15/18	2,850	3,124
ERP Operating LP	5.125%	3/15/16	2,565	2,689
ERP Operating LP	5.375%	8/1/16	4,675	4,979
ERP Operating LP	5.750%	6/15/17	4,507	4,959
Essex Portfolio LP	5.500%	3/15/17	2,175	2,351
HCP Inc.	3.750%	2/1/16	5,918	6,083
HCP Inc.	6.300%	9/15/16	1,000	1,083
HCP Inc.	6.000%	1/30/17	5,000	5,453
HCP Inc.	5.625%	5/1/17	1,300	1,417
HCP Inc.	6.700%	1/30/18	10,735	12,218
Health Care REIT Inc.	3.625%	3/15/16	4,950	5,096
Health Care REIT Inc.	6.200%	6/1/16	975	1,041
Health Care REIT Inc.	4.700%	9/15/17	50	54
Health Care REIT Inc.	2.250%	3/15/18	6,514	6,556
Health Care REIT Inc.	4.125%	4/1/19	1,631	1,737
Hospitality Properties Trust	5.625%	3/15/17	2,575	2,759
Hospitality Properties Trust	6.700%	1/15/18	2,000	2,215
Kilroy Realty LP	4.800%	7/15/18	1,050	1,130
Kimco Realty Corp.	5.783%	3/15/16	1,025	1,080
Kimco Realty Corp.	5.700%	5/1/17	5,048	5,498
Kimco Realty Corp.	4.300%	2/1/18	1,250	1,332
Liberty Property LP	6.625%	10/1/17	268	301
Mack-Cali Realty LP	2.500%	12/15/17	1,800	1,803
Mack-Cali Realty LP	7.750%	8/15/19	1,250	1,482
Prologis LP	4.500%	8/15/17	200	213
ProLogis LP	2.750%	2/15/19	5,000	5,076
Realty Income Corp.	2.000%	1/31/18	3,700	3,705
Realty Income Corp.	6.750%	8/15/19	3,225	3,790
Senior Housing Properties Trust	4.300%	1/15/16	1,035	1,056
Senior Housing Properties Trust	3.250%	5/1/19	9,325	9,380
Simon Property Group LP	5.250%	12/1/16	6,225	6,656
Simon Property Group LP	2.800%	1/30/17	4,500	4,634
Simon Property Group LP	2.150%	9/15/17	2,935	2,992
Simon Property Group LP	6.125%	5/30/18	4,725	5,377
Simon Property Group LP	2.200%	2/1/19	4,000	4,020
UDR Inc.	4.250%	6/1/18	850	907
Ventas Realty LP	1.250%	4/17/17	3,000	2,974
Ventas Realty LP / Ventas Capital Corp.	2.000%	2/15/18	8,100	8,100
Ventas Realty LP / Ventas Capital Corp.	4.000%	4/30/19	2,325	2,462
Vornado Realty LP	2.500%	6/30/19	2,000	1,981
				4,039,545
Industrial (12.4%)
Basic Industry (0.9%)
Agrium Inc.	6.750%	1/15/19	1,250	1,442
Air Products & Chemicals Inc.	2.000%	8/2/16	3,975	4,042
Airgas Inc.	1.650%	2/15/18	1,650	1,633
Albemarle Corp.	3.000%	12/1/19	1,500	1,499
Barrick Gold Corp.	6.950%	4/1/19	5,425	6,190
Barrick North America Finance LLC	6.800%	9/15/18	825	927
BHP Billiton Finance USA Ltd.	1.875%	11/21/16	5,469	5,551
BHP Billiton Finance USA Ltd.	1.625%	2/24/17	14,926	15,013
BHP Billiton Finance USA Ltd.	5.400%	3/29/17	1,675	1,821
BHP Billiton Finance USA Ltd.	2.050%	9/30/18	12,065	12,106
BHP Billiton Finance USA Ltd.	6.500%	4/1/19	7,625	8,948
Celulosa Arauco y Constitucion SA	5.625%	4/20/15	3,475	3,486

13

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Celulosa Arauco y Constitucion SA	7.250%	7/29/19	2,100	2,452
CF Industries Inc.	6.875%	5/1/18	5,000	5,681
Dow Chemical Co.	2.500%	2/15/16	5,930	6,040
Dow Chemical Co.	5.700%	5/15/18	5,375	5,979
Dow Chemical Co.	8.550%	5/15/19	6,031	7,497
Eastman Chemical Co.	2.400%	6/1/17	18,098	18,405
Ecolab Inc.	3.000%	12/8/16	7,200	7,435
Ecolab Inc.	1.450%	12/8/17	3,725	3,695
EI du Pont de Nemours & Co.	2.750%	4/1/16	2,000	2,050
EI du Pont de Nemours & Co.	5.250%	12/15/16	6,190	6,691
EI du Pont de Nemours & Co.	6.000%	7/15/18	7,325	8,336
Freeport-McMoRan Copper & Gold Inc.	2.150%	3/1/17	7,020	7,031
Freeport-McMoRan Copper & Gold Inc.	2.375%	3/15/18	13,180	13,057
Freeport-McMoRan Inc.	2.300%	11/14/17	3,000	3,004
Georgia-Pacific LLC	7.700%	6/15/15	1,250	1,286
Goldcorp Inc.	2.125%	3/15/18	7,621	7,564
International Paper Co.	5.250%	4/1/16	2,230	2,347
International Paper Co.	7.950%	6/15/18	5,298	6,242
International Paper Co.	9.375%	5/15/19	35	45
Lubrizol Corp.	8.875%	2/1/19	150	188
LyondellBasell Industries NV	5.000%	4/15/19	17,475	19,041
Methanex Corp.	3.250%	12/15/19	1,025	1,019
Monsanto Co.	2.750%	4/15/16	4,468	4,570
Monsanto Co.	1.150%	6/30/17	8,000	7,943
Monsanto Co.	5.125%	4/15/18	925	1,019
Monsanto Co.	1.850%	11/15/18	800	797
Monsanto Co.	2.125%	7/15/19	8,750	8,707
Newmont Mining Corp.	5.125%	10/1/19	1,925	2,063
Nucor Corp.	5.750%	12/1/17	5,609	6,207
Nucor Corp.	5.850%	6/1/18	2,468	2,757
Plum Creek Timberlands LP	5.875%	11/15/15	850	884
Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	1,225	1,297
PPG Industries Inc.	1.900%	1/15/16	3,675	3,715
PPG Industries Inc.	6.650%	3/15/18	195	223
PPG Industries Inc.	2.300%	11/15/19	10,000	9,958
Praxair Inc.	3.250%	9/15/15	200	204
Praxair Inc.	5.200%	3/15/17	1,250	1,361
Praxair Inc.	1.050%	11/7/17	7,160	7,113
Praxair Inc.	1.250%	11/7/18	2,500	2,438
Rio Tinto Finance USA Ltd.	2.500%	5/20/16	2,758	2,810
Rio Tinto Finance USA Ltd.	2.250%	9/20/16	3,117	3,175
Rio Tinto Finance USA Ltd.	6.500%	7/15/18	11,413	13,057
Rio Tinto Finance USA Ltd.	9.000%	5/1/19	5,850	7,395
Rio Tinto Finance USA plc	1.375%	6/17/16	6,400	6,417
Rio Tinto Finance USA plc	2.000%	3/22/17	10,700	10,800
Rio Tinto Finance USA plc	1.625%	8/21/17	2,500	2,491
Rio Tinto Finance USA plc	2.250%	12/14/18	4,430	4,428
Rock-Tenn Co.	4.450%	3/1/19	2,000	2,135
Rohm & Haas Co.	6.000%	9/15/17	1,000	1,108
RPM International Inc.	6.500%	2/15/18	1,500	1,676
RPM International Inc.	6.125%	10/15/19	325	369
Teck Resources Ltd.	3.150%	1/15/17	3,575	3,676
Teck Resources Ltd.	3.850%	8/15/17	50	51
Teck Resources Ltd.	2.500%	2/1/18	1,950	1,901
Teck Resources Ltd.	3.000%	3/1/19	5,200	5,082
Vale Overseas Ltd.	6.250%	1/11/16	5,425	5,623
Vale Overseas Ltd.	6.250%	1/23/17	11,150	11,847
Vale Overseas Ltd.	5.625%	9/15/19	1,425	1,518
Valspar Corp.	7.250%	6/15/19	863	1,012
Capital Goods (1.1%)
3M Co.	1.375%	9/29/16	5,650	5,717
3M Co.	1.000%	6/26/17	3,000	2,994
Acuity Brands Lighting Inc.	6.000%	12/15/19	675	749

14

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bemis Co. Inc.	6.800%	8/1/19	500	588
Boeing Capital Corp.	2.125%	8/15/16	4,675	4,768
Boeing Capital Corp.	2.900%	8/15/18	11	11
Boeing Co.	3.750%	11/20/16	700	737
Boeing Co.	0.950%	5/15/18	5,500	5,373
Boeing Co.	6.000%	3/15/19	2,225	2,567
Caterpillar Financial Services Corp.	2.650%	4/1/16	2,050	2,100
Caterpillar Financial Services Corp.	2.050%	8/1/16	8,450	8,610
Caterpillar Financial Services Corp.	1.000%	3/3/17	8,100	8,077
Caterpillar Financial Services Corp.	1.625%	6/1/17	15,030	15,148
Caterpillar Financial Services Corp.	1.250%	11/6/17	9,297	9,263
Caterpillar Financial Services Corp.	1.300%	3/1/18	5,750	5,698
Caterpillar Financial Services Corp.	5.450%	4/15/18	350	391
Caterpillar Financial Services Corp.	2.450%	9/6/18	2,800	2,863
Caterpillar Financial Services Corp.	7.150%	2/15/19	8,358	9,991
Caterpillar Financial Services Corp.	2.100%	6/9/19	750	751
Caterpillar Inc.	0.950%	6/26/15	7,230	7,253
Caterpillar Inc.	5.700%	8/15/16	675	727
Caterpillar Inc.	1.500%	6/26/17	5,125	5,162
Caterpillar Inc.	7.900%	12/15/18	1,020	1,245
Cooper US Inc.	2.375%	1/15/16	2,518	2,557
Cooper US Inc.	6.100%	7/1/17	500	552
Crane Co.	2.750%	12/15/18	4,856	4,910
CRH America Inc.	4.125%	1/15/16	8,500	8,746
CRH America Inc.	6.000%	9/30/16	4,367	4,700
CRH America Inc.	8.125%	7/15/18	1,000	1,195
Danaher Corp.	2.300%	6/23/16	1,500	1,534
Danaher Corp.	5.625%	1/15/18	700	783
Danaher Corp.	5.400%	3/1/19	1,510	1,703
Eaton Corp.	1.500%	11/2/17	8,750	8,713
Eaton Corp.	5.600%	5/15/18	7,725	8,573
Eaton Corp.	6.950%	3/20/19	1,028	1,204
Emerson Electric Co.	4.875%	10/15/19	3,220	3,597
Exelis Inc.	4.250%	10/1/16	1,175	1,223
General Dynamics Corp.	1.000%	11/15/17	6,865	6,799
General Electric Co.	5.250%	12/6/17	37,850	41,994
Honeywell International Inc.	5.300%	3/1/18	6,681	7,422
Honeywell International Inc.	5.000%	2/15/19	3,450	3,875
Illinois Tool Works Inc.	1.950%	3/1/19	2,757	2,759
Illinois Tool Works Inc.	6.250%	4/1/19	2,675	3,119
Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	9,745	11,258
Ingersoll-Rand Global Holding Co. Ltd.	2.875%	1/15/19	1,150	1,168
John Deere Capital Corp.	0.750%	1/22/16	500	500
John Deere Capital Corp.	2.250%	6/7/16	650	665
John Deere Capital Corp.	1.850%	9/15/16	5,650	5,744
John Deere Capital Corp.	1.050%	12/15/16	3,200	3,213
John Deere Capital Corp.	1.400%	3/15/17	8,025	8,059
John Deere Capital Corp.	1.125%	6/12/17	6,000	5,979
John Deere Capital Corp.	2.800%	9/18/17	1,105	1,151
John Deere Capital Corp.	1.200%	10/10/17	3,000	2,984
John Deere Capital Corp.	1.550%	12/15/17	6,000	6,008
John Deere Capital Corp.	1.300%	3/12/18	300	297
John Deere Capital Corp.	5.350%	4/3/18	450	502
John Deere Capital Corp.	1.950%	12/13/18	14,500	14,515
John Deere Capital Corp.	1.950%	3/4/19	13,155	13,096
John Deere Capital Corp.	2.250%	4/17/19	5,685	5,745
John Deere Capital Corp.	2.300%	9/16/19	2,500	2,514
Joy Global Inc.	6.000%	11/15/16	875	951
Kennametal Inc.	2.650%	11/1/19	2,400	2,373
L-3 Communications Corp.	3.950%	11/15/16	2,118	2,211
L-3 Communications Corp.	1.500%	5/28/17	5,000	4,954
L-3 Communications Corp.	5.200%	10/15/19	4,075	4,469
Lockheed Martin Corp.	2.125%	9/15/16	7,435	7,572
Lockheed Martin Corp.	4.250%	11/15/19	3,925	4,280

15

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Martin Marietta Materials Inc.	6.600%	4/15/18	100	113
Mohawk Industries Inc.	6.125%	1/15/16	7,778	8,133
Northrop Grumman Corp.	1.750%	6/1/18	2,375	2,357
Owens Corning	6.500%	12/1/16	255	282
Parker Hannifin Corp.	5.500%	5/15/18	35	39
Pentair Finance SA	1.350%	12/1/15	1,070	1,073
Pentair Finance SA	1.875%	9/15/17	3,100	3,095
Precision Castparts Corp.	0.700%	12/20/15	5,385	5,373
Precision Castparts Corp.	1.250%	1/15/18	10,675	10,524
Raytheon Co.	6.750%	3/15/18	3,000	3,465
Raytheon Co.	6.400%	12/15/18	500	583
Republic Services Inc.	3.800%	5/15/18	6,442	6,812
Republic Services Inc.	5.500%	9/15/19	2,675	3,013
Roper Industries Inc.	1.850%	11/15/17	7,821	7,826
Roper Industries Inc.	2.050%	10/1/18	11,050	10,947
4 Stanley Black & Decker Inc.	5.750%	12/15/53	2,490	2,689
Textron Inc.	5.600%	12/1/17	,000	1,100
Textron Inc.	7.250%	10/1/19	1,070	1,271
Tyco International Finance SA	8.500%	1/15/19	2,883	3,510
United Technologies Corp.	1.800%	6/1/17	15,505	15,730
United Technologies Corp.	5.375%	12/15/17	4,410	4,906
United Technologies Corp.	6.125%	2/1/19	1,350	1,568
Waste Management Inc.	2.600%	9/1/16	2,500	2,559
Waste Management Inc.	6.100%	3/15/18	9,110	10,283
Xylem Inc.	3.550%	9/20/16	81	84
Communication (1.8%)
21st Century Fox America Inc.	6.900%	3/1/19	6,300	7,427
America Movil SAB de CV	2.375%	9/8/16	16,278	16,590
American Tower Corp.	4.500%	1/15/18	12,260	13,021
American Tower Corp.	3.400%	2/15/19	6,000	6,106
AT&T Inc.	0.800%	12/1/15	2,475	2,474
AT&T Inc.	0.900%	2/12/16	8,094	8,093
AT&T Inc.	2.950%	5/15/16	6,425	6,589
AT&T Inc.	2.400%	8/15/16	4,200	4,283
AT&T Inc.	1.600%	2/15/17	14,750	14,800
AT&T Inc.	1.700%	6/1/17	11,888	11,931
AT&T Inc.	1.400%	12/1/17	15,275	15,118
AT&T Inc.	5.500%	2/1/18	18,754	20,715
AT&T Inc.	5.600%	5/15/18	5,400	6,015
AT&T Inc.	2.375%	11/27/18	3,650	3,679
AT&T Inc.	2.300%	3/11/19	19,500	19,476
British Telecommunications plc	1.625%	6/28/16	200	201
British Telecommunications plc	1.250%	2/14/17	850	845
British Telecommunications plc	5.950%	1/15/18	5,425	6,045
British Telecommunications plc	2.350%	2/14/19	11,775	11,715
CBS Corp.	1.950%	7/1/17	1,925	1,932
CBS Corp.	2.300%	8/15/19	11,575	11,434
CC Holdings GS V LLC / Crown Castle GS III Corp.	2.381%	12/15/17	2,430	2,450
Comcast Cable Communications LLC	8.875%	5/1/17	1,100	1,287
Comcast Corp.	5.900%	3/15/16	9,322	9,892
Comcast Corp.	4.950%	6/15/16	2,175	2,305
Comcast Corp.	6.500%	1/15/17	3,093	3,418
Comcast Corp.	6.300%	11/15/17	4,500	5,093
Comcast Corp.	5.875%	2/15/18	10,425	11,727
Comcast Corp.	5.700%	5/15/18	8,686	9,785
COX Communications Inc.	5.500%	10/1/15	1,775	1,836
Deutsche Telekom International Finance BV	5.750%	3/23/16	4,125	4,350
Deutsche Telekom International Finance BV	6.750%	8/20/18	5,400	6,279
Deutsche Telekom International Finance BV	6.000%	7/8/19	2,850	3,284
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.125%	2/15/16	3,765	3,853
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.500%	3/1/16	11,350	11,666
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	2.400%	3/15/17	9,000	9,169
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	1.750%	1/15/18	8,010	7,956

16

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.875%	10/1/19	3,300	3,774
Discovery Communications LLC	5.625%	8/15/19	725	814
Embarq Corp.	7.082%	6/1/16	7,725	8,263
Historic TW Inc.	6.875%	6/15/18	800	924
Interpublic Group of Cos. Inc.	2.250%	11/15/17	35	35
Moody's Corp.	2.750%	7/15/19	5,275	5,317
NBCUniversal Media LLC	2.875%	4/1/16	9,250	9,488
Nippon Telegraph & Telephone Corp.	1.400%	7/18/17	2,375	2,367
Omnicom Group Inc.	5.900%	4/15/16	15,015	15,893
Omnicom Group Inc.	6.250%	7/15/19	35	41
Orange SA	2.750%	9/14/16	3,944	4,029
Orange SA	2.750%	2/6/19	12,525	12,674
Orange SA	5.375%	7/8/19	3,025	3,393
Qwest Corp.	6.500%	6/1/17	4,450	4,871
Rogers Communications Inc.	6.800%	8/15/18	7,414	8,551
Scripps Networks Interactive Inc.	2.700%	12/15/16	3,125	3,212
Scripps Networks Interactive Inc.	2.750%	11/15/19	2,850	2,863
Telefonica Emisiones SAU	3.992%	2/16/16	13,500	13,910
Telefonica Emisiones SAU	6.421%	6/20/16	5,050	5,412
Telefonica Emisiones SAU	3.192%	4/27/18	17,500	17,971
Thomson Reuters Corp.	1.300%	2/23/17	9,100	9,070
Thomson Reuters Corp.	1.650%	9/29/17	3,550	3,536
Thomson Reuters Corp.	6.500%	7/15/18	1,730	1,971
Time Warner Cable Inc.	5.850%	5/1/17	8,950	9,773
Time Warner Cable Inc.	6.750%	7/1/18	25,925	29,730
Time Warner Cable Inc.	8.750%	2/14/19	8,941	11,068
Time Warner Cable Inc.	8.250%	4/1/19	2,055	2,515
Time Warner Inc.	3.150%	7/15/15	9,625	9,762
Time Warner Inc.	5.875%	11/15/16	50	54
Time Warner Inc.	2.100%	6/1/19	5,125	5,046
Verizon Communications Inc.	2.500%	9/15/16	13,618	13,913
Verizon Communications Inc.	2.000%	11/1/16	7,662	7,777
Verizon Communications Inc.	1.100%	11/1/17	5,370	5,292
Verizon Communications Inc.	5.500%	2/15/18	11,921	13,221
Verizon Communications Inc.	6.100%	4/15/18	3,675	4,159
Verizon Communications Inc.	3.650%	9/14/18	29,280	30,924
Verizon Communications Inc.	6.350%	4/1/19	10,000	11,590
Viacom Inc.	6.250%	4/30/16	7,500	8,016
Viacom Inc.	2.500%	12/15/16	1,425	1,474
Viacom Inc.	3.500%	4/1/17	2,850	2,969
Viacom Inc.	2.500%	9/1/18	6,000	6,065
Viacom Inc.	2.200%	4/1/19	12,000	11,832
Vodafone Group plc	5.625%	2/27/17	8,762	9,494
Vodafone Group plc	1.625%	3/20/17	5,200	5,197
Vodafone Group plc	1.250%	9/26/17	4,750	4,690
Vodafone Group plc	1.500%	2/19/18	7,000	6,878
Vodafone Group plc	4.625%	7/15/18	5,320	5,746
Vodafone Group plc	5.450%	6/10/19	9,681	10,892
Walt Disney Co.	0.450%	12/1/15	68	68
Walt Disney Co.	1.350%	8/16/16	3,825	3,862
Walt Disney Co.	1.125%	2/15/17	12,436	12,454
Walt Disney Co.	0.875%	5/30/17	6,050	6,011
Walt Disney Co.	1.100%	12/1/17	7,075	7,036
Walt Disney Co.	1.850%	5/30/19	7,450	7,406
Consumer Cyclical (1.6%)
5 Alibaba Group Holding Ltd.	1.625%	11/28/17	7,600	7,567
5 Alibaba Group Holding Ltd.	2.500%	11/28/19	13,300	13,109
Amazon.com Inc.	1.200%	11/29/17	4,200	4,154
Amazon.com Inc.	2.600%	12/5/19	5,500	5,553
American Honda Finance Corp.	1.125%	10/7/16	5,500	5,526
American Honda Finance Corp.	1.200%	7/14/17	2,500	2,491
American Honda Finance Corp.	1.550%	12/11/17	11,000	11,037
American Honda Finance Corp.	2.125%	10/10/18	5,000	5,027

17

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
American Honda Finance Corp.	2.250%	8/15/19	7,500	7,522
AutoNation Inc.	6.750%	4/15/18	2,250	2,517
AutoZone Inc.	5.500%	11/15/15	1,565	1,629
AutoZone Inc.	1.300%	1/13/17	2,775	2,766
AutoZone Inc.	7.125%	8/1/18	3,975	4,633
Brinker International Inc.	2.600%	5/15/18	10,450	10,423
Carnival Corp.	1.200%	2/5/16	1,950	1,949
Carnival Corp.	1.875%	12/15/17	2,525	2,505
5 CDK Global Inc.	3.300%	10/15/19	1,500	1,497
Costco Wholesale Corp.	0.650%	12/7/15	5,825	5,833
Costco Wholesale Corp.	5.500%	3/15/17	2,393	2,620
Costco Wholesale Corp.	1.125%	12/15/17	12,825	12,747
Costco Wholesale Corp.	1.700%	12/15/19	4,325	4,256
CVS Health Corp.	6.125%	8/15/16	614	663
CVS Health Corp.	1.200%	12/5/16	8,000	8,028
CVS Health Corp.	5.750%	6/1/17	3,038	3,353
CVS Health Corp.	2.250%	12/5/18	5,500	5,551
CVS Health Corp.	2.250%	8/12/19	10,230	10,194
Dollar General Corp.	4.125%	7/15/17	5,638	5,820
eBay Inc.	1.350%	7/15/17	4,675	4,640
eBay Inc.	2.200%	8/1/19	8,725	8,691
Expedia Inc.	7.456%	8/15/18	3,250	3,780
Ford Motor Co.	6.500%	8/1/18	1,392	1,584
Ford Motor Credit Co. LLC	2.500%	1/15/16	858	870
Ford Motor Credit Co. LLC	4.207%	4/15/16	17,300	17,909
Ford Motor Credit Co. LLC	3.984%	6/15/16	2,250	2,330
Ford Motor Credit Co. LLC	8.000%	12/15/16	12,975	14,534
Ford Motor Credit Co. LLC	4.250%	2/3/17	8,325	8,747
Ford Motor Credit Co. LLC	3.000%	6/12/17	9,618	9,870
Ford Motor Credit Co. LLC	6.625%	8/15/17	7,800	8,699
Ford Motor Credit Co. LLC	1.724%	12/6/17	9,500	9,391
Ford Motor Credit Co. LLC	2.375%	1/16/18	23,694	23,834
Ford Motor Credit Co. LLC	5.000%	5/15/18	11,906	12,938
Ford Motor Credit Co. LLC	2.875%	10/1/18	4,905	4,980
Ford Motor Credit Co. LLC	2.375%	3/12/19	3,300	3,274
Ford Motor Credit Co. LLC	2.597%	11/4/19	2,500	2,485
Home Depot Inc.	5.400%	3/1/16	20,825	21,946
Home Depot Inc.	2.250%	9/10/18	9,600	9,790
Home Depot Inc.	2.000%	6/15/19	5,800	5,810
Hyatt Hotels Corp.	3.875%	8/15/16	1,075	1,116
Johnson Controls Inc.	5.500%	1/15/16	1,469	1,539
Johnson Controls Inc.	2.600%	12/1/16	800	820
Johnson Controls Inc.	1.400%	11/2/17	6,000	5,950
Kohl's Corp.	6.250%	12/15/17	6,075	6,777
Lowe's Cos. Inc.	2.125%	4/15/16	500	508
Lowe's Cos. Inc.	5.400%	10/15/16	9,825	10,570
Lowe's Cos. Inc.	1.625%	4/15/17	5,800	5,849
Macy's Retail Holdings Inc.	5.900%	12/1/16	4,062	4,408
Marriott International Inc.	6.200%	6/15/16	1,400	1,501
Marriott International Inc.	6.375%	6/15/17	1,310	1,450
Marriott International Inc.	3.000%	3/1/19	1,325	1,359
MasterCard Inc.	2.000%	4/1/19	3,925	3,932
McDonald's Corp.	0.750%	5/29/15	4,500	4,507
McDonald's Corp.	5.300%	3/15/17	500	543
McDonald's Corp.	5.800%	10/15/17	3,750	4,191
McDonald's Corp.	5.350%	3/1/18	5,675	6,288
McDonald's Corp.	1.875%	5/29/19	2,500	2,480
Nordstrom Inc.	6.250%	1/15/18	4,759	5,377
PACCAR Financial Corp.	0.800%	2/8/16	2,900	2,904
PACCAR Financial Corp.	1.150%	8/16/16	5,425	5,462
PACCAR Financial Corp.	1.600%	3/15/17	1,350	1,361
PACCAR Financial Corp.	1.100%	6/6/17	4,700	4,672
PACCAR Financial Corp.	1.400%	11/17/17	1,260	1,257
QVC Inc.	3.125%	4/1/19	2,250	2,249

18

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ralph Lauren Corp.	2.125%	9/26/18	1,700	1,712
Staples Inc.	2.750%	1/12/18	3,000	2,996
Starbucks Corp.	0.875%	12/5/16	8,760	8,737
Starbucks Corp.	6.250%	8/15/17	1,275	1,434
Starbucks Corp.	2.000%	12/5/18	2,875	2,902
Starwood Hotels & Resorts Worldwide Inc.	6.750%	5/15/18	2,108	2,401
Target Corp.	5.875%	7/15/16	3,356	3,606
Target Corp.	5.375%	5/1/17	10,875	11,875
Target Corp.	6.000%	1/15/18	7,370	8,303
Target Corp.	2.300%	6/26/19	6,000	6,066
TJX Cos. Inc.	6.950%	4/15/19	2,003	2,382
Toyota Motor Credit Corp.	2.800%	1/11/16	10,375	10,602
Toyota Motor Credit Corp.	0.800%	5/17/16	70	70
Toyota Motor Credit Corp.	2.000%	9/15/16	7,025	7,154
Toyota Motor Credit Corp.	2.050%	1/12/17	10,857	11,068
Toyota Motor Credit Corp.	1.125%	5/16/17	2,750	2,741
Toyota Motor Credit Corp.	1.750%	5/22/17	75	76
Toyota Motor Credit Corp.	1.250%	10/5/17	5,680	5,663
Toyota Motor Credit Corp.	1.375%	1/10/18	2,375	2,363
Toyota Motor Credit Corp.	2.000%	10/24/18	12,200	12,306
Toyota Motor Credit Corp.	2.100%	1/17/19	3,030	3,047
Toyota Motor Credit Corp.	2.125%	7/18/19	10,000	10,010
Wal-Mart Stores Inc.	1.500%	10/25/15	15,175	15,308
Wal-Mart Stores Inc.	0.600%	4/11/16	5,758	5,754
Wal-Mart Stores Inc.	2.800%	4/15/16	300	308
Wal-Mart Stores Inc.	5.375%	4/5/17	100	109
Wal-Mart Stores Inc.	5.800%	2/15/18	8,427	9,526
Wal-Mart Stores Inc.	1.125%	4/11/18	5,694	5,628
Wal-Mart Stores Inc.	1.950%	12/15/18	3,975	4,006
Wal-Mart Stores Inc.	4.125%	2/1/19	2,040	2,224
Walgreen Co.	1.800%	9/15/17	8,000	8,018
Walgreen Co.	5.250%	1/15/19	3,733	4,142
Walgreens Boots Alliance Inc.	1.750%	11/17/17	5,900	5,917
Walgreens Boots Alliance Inc.	2.700%	11/18/19	7,000	7,035
Western Union Co.	5.930%	10/1/16	2,150	2,309
Western Union Co.	2.875%	12/10/17	635	649
Western Union Co.	3.650%	8/22/18	3,450	3,577
Wyndham Worldwide Corp.	2.950%	3/1/17	3,755	3,837
Wyndham Worldwide Corp.	2.500%	3/1/18	560	559
Yum! Brands Inc.	6.250%	4/15/16	150	159
Consumer Noncyclical (3.1%)
AbbVie Inc.	1.750%	11/6/17	22,425	22,477
AbbVie Inc.	2.000%	11/6/18	6,000	5,978
Actavis Funding SCS	1.300%	6/15/17	5,850	5,738
Actavis Funding SCS	2.450%	6/15/19	2,800	2,755
Actavis Inc.	1.875%	10/1/17	10,400	10,334
Allergan Inc.	5.750%	4/1/16	70	74
Allergan Inc.	1.350%	3/15/18	2,975	2,908
Altria Group Inc.	9.700%	11/10/18	10,233	12,999
Altria Group Inc.	9.250%	8/6/19	4,586	5,893
Altria Group Inc.	2.625%	1/14/20	1,425	1,427
AmerisourceBergen Corp.	1.150%	5/15/17	5,750	5,707
Amgen Inc.	2.300%	6/15/16	3,550	3,613
Amgen Inc.	2.500%	11/15/16	2,625	2,676
Amgen Inc.	2.125%	5/15/17	20,700	20,986
Amgen Inc.	1.250%	5/22/17	5,700	5,654
Amgen Inc.	5.850%	6/1/17	11,750	12,953
Amgen Inc.	2.200%	5/22/19	10,650	10,610
Anheuser-Busch Cos. LLC	5.500%	1/15/18	3,875	4,306
Anheuser-Busch InBev Finance Inc.	1.125%	1/27/17	4,500	4,509
Anheuser-Busch InBev Finance Inc.	1.250%	1/17/18	4,150	4,102
Anheuser-Busch InBev Finance Inc.	2.150%	2/1/19	18,575	18,646
Anheuser-Busch InBev Worldwide Inc.	2.875%	2/15/16	13,410	13,721

19

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Anheuser-Busch InBev Worldwide Inc.	1.375%	7/15/17	19,630	19,615
Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	13,575	16,438
Archer-Daniels-Midland Co.	8.375%	4/15/17	625	724
Archer-Daniels-Midland Co.	5.450%	3/15/18	4,275	4,761
AstraZeneca plc	5.900%	9/15/17	10,988	12,282
AstraZeneca plc	1.950%	9/18/19	4,735	4,716
Baxter International Inc.	5.900%	9/1/16	3,300	3,553
Baxter International Inc.	5.375%	6/1/18	975	1,082
Baxter International Inc.	1.850%	6/15/18	8,230	8,192
Beam Suntory Inc.	1.875%	5/15/17	875	879
Beam Suntory Inc.	1.750%	6/15/18	925	916
Becton Dickinson & Co.	1.750%	11/8/16	300	302
Becton Dickinson & Co.	1.800%	12/15/17	8,200	8,234
Becton Dickinson & Co.	5.000%	5/15/19	125	138
Becton Dickinson & Co.	2.675%	12/15/19	4,000	4,032
Biogen Idec Inc.	6.875%	3/1/18	3,100	3,571
Boston Scientific Corp.	6.400%	6/15/16	6,295	6,735
Boston Scientific Corp.	5.125%	1/12/17	2,079	2,213
Boston Scientific Corp.	2.650%	10/1/18	5,700	5,742
Bottling Group LLC	5.500%	4/1/16	1,500	1,587
Bottling Group LLC	5.125%	1/15/19	8,000	8,939
Bristol-Myers Squibb Co.	0.875%	8/1/17	5,750	5,699
Brown-Forman Corp.	2.500%	1/15/16	625	636
Brown-Forman Corp.	1.000%	1/15/18	2,275	2,234
Bunge Ltd. Finance Corp.	5.100%	7/15/15	1,925	1,967
Bunge Ltd. Finance Corp.	4.100%	3/15/16	1,375	1,420
Bunge Ltd. Finance Corp.	3.200%	6/15/17	1,050	1,084
Bunge Ltd. Finance Corp.	8.500%	6/15/19	1,750	2,152
Campbell Soup Co.	3.050%	7/15/17	1,000	1,034
Cardinal Health Inc.	1.700%	3/15/18	8,550	8,481
CareFusion Corp.	6.375%	8/1/19	4,785	5,529
Catholic Health Initiatives Colorado GO	1.600%	11/1/17	1,450	1,447
Celgene Corp.	1.900%	8/15/17	2,150	2,160
Celgene Corp.	2.300%	8/15/18	2,188	2,203
Celgene Corp.	2.250%	5/15/19	4,250	4,218
Church & Dwight Co. Inc.	3.350%	12/15/15	1,243	1,270
Church & Dwight Co. Inc.	2.450%	12/15/19	2,000	1,997
Clorox Co.	5.950%	10/15/17	70	78
Coca-Cola Co.	1.800%	9/1/16	3,200	3,253
Coca-Cola Co.	0.750%	11/1/16	1,000	1,000
Coca-Cola Co.	5.350%	11/15/17	18,915	20,987
Coca-Cola Co.	1.150%	4/1/18	6,989	6,912
Coca-Cola Co.	1.650%	11/1/18	14,675	14,647
Coca-Cola Co.	4.875%	3/15/19	35	39
Coca-Cola Femsa SAB de CV	2.375%	11/26/18	9,000	8,938
Coca-Cola HBC Finance BV	5.500%	9/17/15	2,000	2,051
Colgate-Palmolive Co.	1.300%	1/15/17	300	302
Colgate-Palmolive Co.	2.625%	5/1/17	3,085	3,198
Colgate-Palmolive Co.	0.900%	5/1/18	2,050	2,014
Colgate-Palmolive Co.	1.500%	11/1/18	1,575	1,567
Colgate-Palmolive Co.	1.750%	3/15/19	3,525	3,501
ConAgra Foods Inc.	1.300%	1/25/16	8,925	8,929
ConAgra Foods Inc.	1.900%	1/25/18	11,575	11,496
ConAgra Foods Inc.	7.000%	4/15/19	1,036	1,212
Covidien International Finance SA	2.800%	6/15/15	5,000	5,051
Covidien International Finance SA	6.000%	10/15/17	2,500	2,796
CR BARD Inc.	2.875%	1/15/16	200	204
CR Bard Inc.	1.375%	1/15/18	6,025	5,955
Delhaize Group SA	6.500%	6/15/17	1,900	2,097
DENTSPLY International Inc.	2.750%	8/15/16	1,500	1,533
Diageo Capital plc	5.500%	9/30/16	4,450	4,790
Diageo Capital plc	1.500%	5/11/17	10,445	10,456
Diageo Capital plc	5.750%	10/23/17	3,875	4,314
Diageo Capital plc	1.125%	4/29/18	2,750	2,690

20

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Diageo Finance BV	5.300%	10/28/15	3,075	3,188
Dignity Health	2.637%	11/1/19	1,950	1,967
Dr Pepper Snapple Group Inc.	2.900%	1/15/16	4,715	4,811
Dr Pepper Snapple Group Inc.	6.820%	5/1/18	4,962	5,723
Dr Pepper Snapple Group Inc.	2.600%	1/15/19	1,550	1,572
Edwards Lifesciences Corp.	2.875%	10/15/18	2,925	2,963
Eli Lilly & Co.	5.200%	3/15/17	5,785	6,292
Eli Lilly & Co.	1.950%	3/15/19	3,250	3,266
Express Scripts Holding Co.	3.125%	5/15/16	5,571	5,719
Express Scripts Holding Co.	2.650%	2/15/17	20,550	21,015
Express Scripts Holding Co.	7.250%	6/15/19	2,750	3,301
General Mills Inc.	5.700%	2/15/17	335	366
General Mills Inc.	1.400%	10/20/17	4,300	4,283
General Mills Inc.	5.650%	2/15/19	8,993	10,190
General Mills Inc.	2.200%	10/21/19	8,000	7,945
Gilead Sciences Inc.	3.050%	12/1/16	3,500	3,631
Gilead Sciences Inc.	2.050%	4/1/19	10,925	10,933
GlaxoSmithKline Capital Inc.	0.700%	3/18/16	2,875	2,876
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	14,295	16,099
GlaxoSmithKline Capital plc	1.500%	5/8/17	22,935	23,044
Hasbro Inc.	6.300%	9/15/17	375	416
Hershey Co.	5.450%	9/1/16	700	752
Hershey Co.	1.500%	11/1/16	3,225	3,263
Hillshire Brands Co.	2.750%	9/15/15	500	504
Ingredion Inc.	3.200%	11/1/15	475	483
Johnson & Johnson	2.150%	5/15/16	1,800	1,837
Johnson & Johnson	5.550%	8/15/17	4,639	5,166
Johnson & Johnson	1.125%	11/21/17	600	599
Johnson & Johnson	5.150%	7/15/18	6,600	7,409
Johnson & Johnson	1.650%	12/5/18	3,475	3,480
Johnson & Johnson	1.875%	12/5/19	1,000	999
Kellogg Co.	4.450%	5/30/16	50	53
Kellogg Co.	1.875%	11/17/16	5,500	5,579
Kellogg Co.	1.750%	5/17/17	475	479
Kellogg Co.	3.250%	5/21/18	5,150	5,362
Kellogg Co.	4.150%	11/15/19	400	431
Kimberly-Clark Corp.	6.125%	8/1/17	6,644	7,443
Kimberly-Clark Corp.	6.250%	7/15/18	693	800
Kimberly-Clark Corp.	7.500%	11/1/18	2,765	3,322
Kimberly-Clark Corp.	1.900%	5/22/19	4,070	4,038
Koninklijke Philips NV	5.750%	3/11/18	6,017	6,713
Kraft Foods Group Inc.	2.250%	6/5/17	10,900	11,081
Kraft Foods Group Inc.	6.125%	8/23/18	13,398	15,308
Kroger Co.	2.200%	1/15/17	1,452	1,476
Kroger Co.	2.300%	1/15/19	11,500	11,504
Kroger Co.	6.150%	1/15/20	3,485	4,030
Laboratory Corp. of America Holdings	2.200%	8/23/17	3,125	3,157
Laboratory Corp. of America Holdings	2.500%	11/1/18	1,425	1,420
Life Technologies Corp.	3.500%	1/15/16	1,725	1,767
Lorillard Tobacco Co.	3.500%	8/4/16	8,150	8,396
Lorillard Tobacco Co.	8.125%	6/23/19	3,425	4,151
Mattel Inc.	2.500%	11/1/16	1,764	1,801
Mattel Inc.	1.700%	3/15/18	2,606	2,588
Mattel Inc.	2.350%	5/6/19	1,670	1,662
McKesson Corp.	0.950%	12/4/15	1,294	1,297
McKesson Corp.	3.250%	3/1/16	13,875	14,206
McKesson Corp.	1.292%	3/10/17	2,000	1,992
McKesson Corp.	2.284%	3/15/19	9,000	8,958
Mead Johnson Nutrition Co.	4.900%	11/1/19	725	798
Medco Health Solutions Inc.	7.125%	3/15/18	8,735	10,085
Medtronic Inc.	3.000%	3/15/15	5,300	5,327
Medtronic Inc.	2.625%	3/15/16	2,900	2,965
5 Medtronic Inc.	1.500%	3/15/18	2,800	2,787
Medtronic Inc.	1.375%	4/1/18	4,100	4,050

21

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Medtronic Inc.	5.600%	3/15/19	1,000	1,141
Merck & Co. Inc.	2.250%	1/15/16	14,700	14,950
Merck & Co. Inc.	1.100%	1/31/18	13,350	13,205
Merck & Co. Inc.	1.300%	5/18/18	600	596
Merck Sharp & Dohme Corp.	5.000%	6/30/19	6,325	7,117
Molson Coors Brewing Co.	2.000%	5/1/17	250	252
Mondelez International Inc.	4.125%	2/9/16	12,180	12,589
Mondelez International Inc.	6.500%	8/11/17	9,475	10,619
Mondelez International Inc.	6.125%	2/1/18	7,050	7,920
Mondelez International Inc.	6.125%	8/23/18	1,875	2,131
Mylan Inc.	1.800%	6/24/16	5,619	5,654
Mylan Inc.	1.350%	11/29/16	2,175	2,166
Mylan Inc.	2.600%	6/24/18	10,500	10,621
Mylan Inc.	2.550%	3/28/19	8,664	8,629
Newell Rubbermaid Inc.	2.050%	12/1/17	1,175	1,174
Newell Rubbermaid Inc.	2.875%	12/1/19	2,200	2,200
Novartis Capital Corp.	2.900%	4/24/15	13,225	13,329
Novartis Securities Investment Ltd.	5.125%	2/10/19	5,123	5,757
PepsiCo Inc.	0.750%	3/5/15	1,000	1,001
PepsiCo Inc.	0.700%	2/26/16	12,000	12,013
PepsiCo Inc.	2.500%	5/10/16	5,200	5,313
PepsiCo Inc.	0.950%	2/22/17	3,500	3,487
PepsiCo Inc.	5.000%	6/1/18	6,938	7,646
PepsiCo Inc.	7.900%	11/1/18	6,725	8,174
PepsiCo Inc.	2.250%	1/7/19	8,525	8,642
Perrigo Co. plc	2.300%	11/8/18	4,850	4,842
Pfizer Inc.	0.900%	1/15/17	10,000	9,975
Pfizer Inc.	1.100%	5/15/17	6,300	6,299
Pfizer Inc.	1.500%	6/15/18	18	18
Pfizer Inc.	6.200%	3/15/19	18,748	21,824
Pfizer Inc.	2.100%	5/15/19	14,500	14,572
Philip Morris International Inc.	2.500%	5/16/16	6,500	6,660
Philip Morris International Inc.	1.625%	3/20/17	454	459
Philip Morris International Inc.	1.125%	8/21/17	11,760	11,714
Philip Morris International Inc.	1.250%	11/9/17	2,000	1,991
Philip Morris International Inc.	5.650%	5/16/18	12,025	13,549
Philip Morris International Inc.	1.875%	1/15/19	3,925	3,901
Procter & Gamble Co.	3.150%	9/1/15	1,300	1,322
Procter & Gamble Co.	4.850%	12/15/15	5,500	5,725
Procter & Gamble Co.	1.450%	8/15/16	5,463	5,529
Procter & Gamble Co.	1.600%	11/15/18	17	17
Procter & Gamble Co.	4.700%	2/15/19	7,651	8,506
Procter & Gamble Co.	1.900%	11/1/19	1,300	1,302
Quest Diagnostics Inc.	3.200%	4/1/16	2,100	2,152
Quest Diagnostics Inc.	6.400%	7/1/17	11	12
Quest Diagnostics Inc.	2.700%	4/1/19	2,900	2,924
Reynolds American Inc.	6.750%	6/15/17	4,725	5,264
Reynolds American Inc.	7.750%	6/1/18	150	175
Sanofi	2.625%	3/29/16	14,255	14,604
Sanofi	1.250%	4/10/18	10,410	10,301
Stryker Corp.	3.000%	1/15/15	1,500	1,501
Stryker Corp.	2.000%	9/30/16	3,118	3,170
Sysco Corp.	1.450%	10/2/17	2,750	2,749
Sysco Corp.	5.250%	2/12/18	200	222
Sysco Corp.	2.350%	10/2/19	5,025	5,054
Teva Pharmaceutical Finance Co. BV	2.400%	11/10/16	3,213	3,272
Thermo Fisher Scientific Inc.	3.200%	5/1/15	1,600	1,613
Thermo Fisher Scientific Inc.	3.200%	3/1/16	4,400	4,505
Thermo Fisher Scientific Inc.	2.250%	8/15/16	8,035	8,162
Thermo Fisher Scientific Inc.	1.300%	2/1/17	345	343
Thermo Fisher Scientific Inc.	1.850%	1/15/18	6,000	5,963
Tyson Foods Inc.	2.650%	8/15/19	9,580	9,650
Unilever Capital Corp.	0.850%	8/2/17	6,875	6,803
Unilever Capital Corp.	4.800%	2/15/19	4,383	4,866

22

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Unilever Capital Corp.	2.200%	3/6/19	4,250	4,290
Whirlpool Corp.	1.350%	3/1/17	1,525	1,522
Whirlpool Corp.	1.650%	11/1/17	1,000	998
Whirlpool Corp.	2.400%	3/1/19	7,820	7,771
Wyeth LLC	5.500%	2/15/16	6,500	6,847
Wyeth LLC	5.450%	4/1/17	900	987
Zimmer Holdings Inc.	4.625%	11/30/19	675	738
Zoetis Inc.	1.150%	2/1/16	5,400	5,395
Zoetis Inc.	1.875%	2/1/18	3,475	3,445
Energy (2.1%)
Anadarko Petroleum Corp.	5.950%	9/15/16	1,500	1,605
Anadarko Petroleum Corp.	6.375%	9/15/17	17,329	19,269
Anadarko Petroleum Corp.	8.700%	3/15/19	3,830	4,697
Anadarko Petroleum Corp.	6.950%	6/15/19	3,098	3,626
Apache Corp.	5.625%	1/15/17	175	189
Apache Corp.	1.750%	4/15/17	7,050	7,073
Apache Corp.	6.900%	9/15/18	1,750	2,027
Baker Hughes Inc.	7.500%	11/15/18	875	1,044
Boardwalk Pipelines LP	5.500%	2/1/17	2,025	2,137
BP Capital Markets plc	3.200%	3/11/16	12,850	13,197
BP Capital Markets plc	2.248%	11/1/16	2,183	2,225
BP Capital Markets plc	1.846%	5/5/17	6,775	6,831
BP Capital Markets plc	1.375%	11/6/17	9,150	9,050
BP Capital Markets plc	1.375%	5/10/18	9,675	9,504
BP Capital Markets plc	2.241%	9/26/18	5,025	5,043
BP Capital Markets plc	4.750%	3/10/19	5,500	6,017
BP Capital Markets plc	2.237%	5/10/19	12,978	12,932
Buckeye Partners LP	6.050%	1/15/18	400	441
Buckeye Partners LP	2.650%	11/15/18	1,000	982
Cameron International Corp.	1.150%	12/15/16	2,700	2,670
Cameron International Corp.	6.375%	7/15/18	4,525	5,092
Canadian Natural Resources Ltd.	6.000%	8/15/16	4,000	4,329
Canadian Natural Resources Ltd.	5.700%	5/15/17	5,175	5,618
Canadian Natural Resources Ltd.	1.750%	1/15/18	3,150	3,102
Canadian Natural Resources Ltd.	5.900%	2/1/18	1,025	1,133
Cenovus Energy Inc.	5.700%	10/15/19	5,875	6,534
CenterPoint Energy Resources Corp.	6.125%	11/1/17	3,587	4,017
CenterPoint Energy Resources Corp.	6.000%	5/15/18	1,800	2,031
Chevron Corp.	0.889%	6/24/16	3,000	3,010
Chevron Corp.	1.345%	11/15/17	10,190	10,204
Chevron Corp.	1.104%	12/5/17	10,994	10,943
Chevron Corp.	1.718%	6/24/18	13,800	13,854
Chevron Corp.	4.950%	3/3/19	225	251
Chevron Corp.	2.193%	11/15/19	11,075	11,117
ConocoPhillips	6.650%	7/15/18	2,180	2,524
ConocoPhillips	5.750%	2/1/19	12,375	14,065
ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	2,200	2,376
ConocoPhillips Co.	1.050%	12/15/17	13,305	13,139
DCP Midstream Operating LP	2.500%	12/1/17	12,310	12,301
DCP Midstream Operating LP	2.700%	4/1/19	3,125	3,056
Devon Energy Corp.	2.250%	12/15/18	6,945	6,921
Devon Energy Corp.	6.300%	1/15/19	4,875	5,558
Diamond Offshore Drilling Inc.	5.875%	5/1/19	35	38
Dominion Gas Holdings LLC	2.500%	12/15/19	5,000	5,002
El Paso Natural Gas Co. LLC	5.950%	4/15/17	3,025	3,269
5 Enable Midstream Partners LP	2.400%	5/15/19	3,925	3,813
Enbridge Energy Partners LP	6.500%	4/15/18	4,575	5,182
Enbridge Energy Partners LP	9.875%	3/1/19	2,100	2,657
Encana Corp.	5.900%	12/1/17	2,625	2,868
Energy Transfer Partners LP	6.125%	2/15/17	12,200	13,216
Energy Transfer Partners LP	6.700%	7/1/18	14,209	15,966
Energy Transfer Partners LP	9.000%	4/15/19	18	22

23

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
EnLink Midstream Partners LP	2.700%	4/1/19	2,250	2,215
Ensco plc	3.250%	3/15/16	15,247	15,548
Enterprise Products Operating LLC	3.200%	2/1/16	2,025	2,074
Enterprise Products Operating LLC	6.300%	9/15/17	6,850	7,669
Enterprise Products Operating LLC	6.650%	4/15/18	4,085	4,667
Enterprise Products Operating LLC	6.500%	1/31/19	2,675	3,066
Enterprise Products Operating LLC	2.550%	10/15/19	2,525	2,499
4 Enterprise Products Operating LLC	8.375%	8/1/66	4,050	4,349
4 Enterprise Products Operating LLC	7.034%	1/15/68	7,822	8,575
EOG Resources Inc.	2.950%	6/1/15	1,725	1,742
EOG Resources Inc.	2.500%	2/1/16	1,495	1,523
EOG Resources Inc.	6.875%	10/1/18	2,850	3,332
EOG Resources Inc.	2.450%	4/1/20	2,770	2,756
EQT Corp.	6.500%	4/1/18	35	39
EQT Corp.	8.125%	6/1/19	6,130	7,385
FMC Technologies Inc.	2.000%	10/1/17	1,650	1,638
Halliburton Co.	1.000%	8/1/16	2,150	2,150
Halliburton Co.	2.000%	8/1/18	1,750	1,742
Halliburton Co.	5.900%	9/15/18	6,950	7,849
Halliburton Co.	6.150%	9/15/19	425	493
Hess Corp.	8.125%	2/15/19	4,300	5,116
Kinder Morgan Energy Partners LP	3.500%	3/1/16	3,122	3,193
Kinder Morgan Energy Partners LP	6.000%	2/1/17	8,000	8,643
Kinder Morgan Energy Partners LP	5.950%	2/15/18	10,903	12,037
Kinder Morgan Inc.	7.000%	6/15/17	4,895	5,431
Kinder Morgan Inc.	2.000%	12/1/17	3,000	2,986
Kinder Morgan Inc.	3.050%	12/1/19	5,000	4,954
Magellan Midstream Partners LP	6.550%	7/15/19	35	41
Marathon Oil Corp.	5.900%	3/15/18	6,725	7,474
Marathon Petroleum Corp.	3.500%	3/1/16	3,550	3,638
Murphy Oil Corp.	2.500%	12/1/17	3,800	3,777
Nabors Industries Inc.	2.350%	9/15/16	7,475	7,396
Nabors Industries Inc.	6.150%	2/15/18	5,575	5,793
Nabors Industries Inc.	9.250%	1/15/19	675	784
National Oilwell Varco Inc.	1.350%	12/1/17	3,500	3,457
Nisource Finance Corp.	5.250%	9/15/17	3,905	4,271
Nisource Finance Corp.	6.400%	3/15/18	7,650	8,713
Nisource Finance Corp.	6.800%	1/15/19	1,688	1,982
Noble Energy Inc.	8.250%	3/1/19	5,318	6,402
Noble Holding International Ltd.	2.500%	3/15/17	1,050	998
Occidental Petroleum Corp.	2.500%	2/1/16	11,700	11,896
Occidental Petroleum Corp.	4.125%	6/1/16	2,800	2,925
Occidental Petroleum Corp.	1.750%	2/15/17	11,024	11,089
Occidental Petroleum Corp.	1.500%	2/15/18	1,750	1,732
ONEOK Partners LP	3.250%	2/1/16	4,221	4,307
ONEOK Partners LP	2.000%	10/1/17	5,900	5,868
ONEOK Partners LP	8.625%	3/1/19	2,400	2,900
Panhandle Eastern Pipe Line Co. LP	6.200%	11/1/17	3,000	3,327
Panhandle Eastern Pipe Line Co. LP	7.000%	6/15/18	800	909
Petro-Canada	6.050%	5/15/18	4,480	5,051
Phillips 66	2.950%	5/1/17	16,792	17,331
Pioneer Natural Resources Co.	6.650%	3/15/17	5,075	5,548
Pioneer Natural Resources Co.	6.875%	5/1/18	2,620	2,952
Plains All American Pipeline LP / PAA Finance Corp.	3.950%	9/15/15	500	511
Plains All American Pipeline LP / PAA Finance Corp.	6.125%	1/15/17	2,500	2,727
Plains All American Pipeline LP / PAA Finance Corp.	6.500%	5/1/18	1,450	1,645
Plains All American Pipeline LP / PAA Finance Corp.	8.750%	5/1/19	1,750	2,179
Pride International Inc.	8.500%	6/15/19	1,995	2,389
Shell International Finance BV	0.900%	11/15/16	5,500	5,481
Shell International Finance BV	5.200%	3/22/17	5,000	5,426
Shell International Finance BV	1.125%	8/21/17	9,195	9,124
Shell International Finance BV	1.900%	8/10/18	12,975	13,006
Shell International Finance BV	2.000%	11/15/18	3,200	3,203
Shell International Finance BV	4.300%	9/22/19	11,000	12,060

24

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 Southern Natural Gas Co. LLC	5.900%	4/1/17	5,325	5,734
Southwestern Energy Co.	7.500%	2/1/18	2,620	2,941
Spectra Energy Capital LLC	6.200%	4/15/18	3,300	3,672
Spectra Energy Partners LP	2.950%	6/15/16	2,000	2,049
Spectra Energy Partners LP	2.950%	9/25/18	1,725	1,757
Suncor Energy Inc.	6.100%	6/1/18	15,672	17,566
Talisman Energy Inc.	7.750%	6/1/19	4,325	4,983
Texas Gas Transmission LLC	4.600%	6/1/15	325	330
Total Capital Canada Ltd.	1.450%	1/15/18	10,175	10,123
Total Capital International SA	0.750%	1/25/16	3,600	3,596
Total Capital International SA	1.000%	8/12/16	700	699
Total Capital International SA	1.500%	2/17/17	3,713	3,727
Total Capital International SA	1.550%	6/28/17	7,525	7,538
Total Capital International SA	2.125%	1/10/19	11,475	11,503
Total Capital International SA	2.100%	6/19/19	7,900	7,923
Total Capital SA	2.300%	3/15/16	13,244	13,482
Total Capital SA	2.125%	8/10/18	5,050	5,086
TransCanada PipeLines Ltd.	0.750%	1/15/16	3,566	3,558
TransCanada PipeLines Ltd.	6.500%	8/15/18	3,200	3,661
TransCanada PipeLines Ltd.	7.125%	1/15/19	2,575	3,004
4 TransCanada PipeLines Ltd.	6.350%	5/15/67	5,975	5,803
Transocean Inc.	4.950%	11/15/15	4,925	4,943
Transocean Inc.	5.050%	12/15/16	8,525	8,525
Transocean Inc.	2.500%	10/15/17	6,750	5,957
Transocean Inc.	6.000%	3/15/18	12,675	12,168
Valero Energy Corp.	6.125%	6/15/17	10,028	11,007
Valero Energy Corp.	9.375%	3/15/19	2,000	2,492
Weatherford International LLC	6.350%	6/15/17	8,970	9,601
Weatherford International Ltd.	6.000%	3/15/18	1,404	1,486
Weatherford International Ltd.	9.625%	3/1/19	4,127	4,891
Western Gas Partners LP	2.600%	8/15/18	4,500	4,516
Williams Partners LP/Williams Partners Finance Corp.	7.250%	2/1/17	6,250	6,891
XTO Energy Inc.	6.250%	8/1/17	1,557	1,751
XTO Energy Inc.	5.500%	6/15/18	2,425	2,727
Other Industrial (0.0%)
Yale University Connecticut GO	2.086%	4/15/19	3,550	3,567

Technology (1.5%)
Altera Corp.	1.750%	5/15/17	3,945	3,952
Altera Corp.	2.500%	11/15/18	18,550	18,706
Amphenol Corp.	1.550%	9/15/17	3,000	2,990
Amphenol Corp.	2.550%	1/30/19	7,435	7,483
Analog Devices Inc.	3.000%	4/15/16	2,148	2,198
Apple Inc.	0.450%	5/3/16	8,975	8,968
Apple Inc.	1.050%	5/5/17	12,225	12,246
Apple Inc.	1.000%	5/3/18	22,342	21,980
Apple Inc.	2.100%	5/6/19	10,000	10,082
Applied Materials Inc.	2.650%	6/15/16	2,705	2,764
Arrow Electronics Inc.	3.000%	3/1/18	2,000	2,051
Autodesk Inc.	1.950%	12/15/17	1,975	1,981
Avnet Inc.	6.625%	9/15/16	1,435	1,552
Baidu Inc.	2.250%	11/28/17	4,600	4,606
Baidu Inc.	3.250%	8/6/18	1,400	1,430
Baidu Inc.	2.750%	6/9/19	8,000	7,952
Broadcom Corp.	2.700%	11/1/18	3,766	3,872
CA Inc.	5.375%	12/1/19	725	803
Cisco Systems Inc.	5.500%	2/22/16	22,434	23,662
Cisco Systems Inc.	1.100%	3/3/17	6,325	6,338
Cisco Systems Inc.	3.150%	3/14/17	35	37
Cisco Systems Inc.	4.950%	2/15/19	8,542	9,548
Cisco Systems Inc.	2.125%	3/1/19	21,310	21,398
Computer Sciences Corp.	2.500%	9/15/15	1,000	1,009
Computer Sciences Corp.	6.500%	3/15/18	2,525	2,822

25

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Corning Inc.	1.450%	11/15/17	6,350	6,308
Corning Inc.	6.625%	5/15/19	5,000	5,867
Dun & Bradstreet Corp.	3.250%	12/1/17	2,100	2,159
EMC Corp.	1.875%	6/1/18	19,475	19,452
Fidelity National Information Services Inc.	1.450%	6/5/17	2,500	2,486
Fidelity National Information Services Inc.	2.000%	4/15/18	1,682	1,672
Fiserv Inc.	3.125%	6/15/16	1,208	1,241
Fiserv Inc.	6.800%	11/20/17	2,725	3,087
Google Inc.	2.125%	5/19/16	5,710	5,834
Harris Corp.	5.950%	12/1/17	1,750	1,953
Hewlett-Packard Co.	2.200%	12/1/15	50	50
Hewlett-Packard Co.	2.650%	6/1/16	9,860	10,043
Hewlett-Packard Co.	3.000%	9/15/16	7,660	7,868
Hewlett-Packard Co.	3.300%	12/9/16	5,365	5,539
Hewlett-Packard Co.	2.600%	9/15/17	7,730	7,878
Hewlett-Packard Co.	5.500%	3/1/18	1,660	1,831
Hewlett-Packard Co.	2.750%	1/14/19	19,200	19,478
Intel Corp.	1.950%	10/1/16	11,300	11,521
Intel Corp.	1.350%	12/15/17	26,130	26,088
International Business Machines Corp.	2.000%	1/5/16	2,500	2,537
International Business Machines Corp.	0.450%	5/6/16	2,295	2,286
International Business Machines Corp.	1.950%	7/22/16	22,016	22,437
International Business Machines Corp.	1.250%	2/6/17	5,665	5,685
International Business Machines Corp.	5.700%	9/14/17	15,053	16,782
International Business Machines Corp.	1.250%	2/8/18	8,625	8,581
International Business Machines Corp.	7.625%	10/15/18	6,610	7,979
International Business Machines Corp.	1.950%	2/12/19	10,275	10,262
Intuit Inc.	5.750%	3/15/17	2,450	2,674
Jabil Circuit Inc.	8.250%	3/15/18	1,350	1,556
Juniper Networks Inc.	3.100%	3/15/16	600	612
5 Keysight Technologies Inc.	3.300%	10/30/19	3,200	3,181
KLA-Tencor Corp.	2.375%	11/1/17	1,275	1,283
KLA-Tencor Corp.	3.375%	11/1/19	1,100	1,121
Lexmark International Inc.	6.650%	6/1/18	2,675	2,976
Maxim Integrated Products Inc.	2.500%	11/15/18	3,000	2,997
Microsoft Corp.	2.500%	2/8/16	4,500	4,606
Microsoft Corp.	1.000%	5/1/18	150	148
Microsoft Corp.	1.625%	12/6/18	1,000	999
Microsoft Corp.	4.200%	6/1/19	5,925	6,513
National Semiconductor Corp.	6.600%	6/15/17	2,575	2,900
NetApp Inc.	2.000%	12/15/17	4,500	4,526
Oracle Corp.	5.250%	1/15/16	4,989	5,227
Oracle Corp.	1.200%	10/15/17	20,985	20,919
Oracle Corp.	5.750%	4/15/18	5,955	6,726
Oracle Corp.	2.375%	1/15/19	6,250	6,357
Oracle Corp.	5.000%	7/8/19	14,500	16,238
Oracle Corp.	2.250%	10/8/19	15,000	15,080
Pitney Bowes Inc.	5.750%	9/15/17	2,200	2,404
Pitney Bowes Inc.	5.600%	3/15/18	1,825	1,984
Pitney Bowes Inc.	6.250%	3/15/19	4,549	5,133
5 Seagate HDD Cayman	3.750%	11/15/18	12,592	12,938
Symantec Corp.	2.750%	6/15/17	2,200	2,229
Tech Data Corp.	3.750%	9/21/17	2,500	2,584
Texas Instruments Inc.	2.375%	5/16/16	11,225	11,490
Texas Instruments Inc.	1.650%	8/3/19	3,400	3,337
Total System Services Inc.	2.375%	6/1/18	3,425	3,395
Tyco Electronics Group SA	6.550%	10/1/17	6,755	7,609
Tyco Electronics Group SA	2.350%	8/1/19	3,450	3,445
Xerox Corp.	6.400%	3/15/16	3,000	3,184
Xerox Corp.	2.950%	3/15/17	5,825	5,990
Xerox Corp.	6.350%	5/15/18	1,029	1,163
Xerox Corp.	2.750%	3/15/19	13,500	13,547
Xerox Corp.	5.625%	12/15/19	1,075	1,209
Xilinx Inc.	2.125%	3/15/19	4,725	4,696

26

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Transportation (0.3%)
Burlington Northern Santa Fe LLC	5.650%	5/1/17	1,725	1,894
Burlington Northern Santa Fe LLC	5.750%	3/15/18	4,821	5,402
Canadian National Railway Co.	5.800%	6/1/16	1,250	1,338
Canadian National Railway Co.	1.450%	12/15/16	5,425	5,463
Canadian National Railway Co.	5.850%	11/15/17	475	532
Canadian Pacific Railway Co.	6.500%	5/15/18	744	852
Canadian Pacific Railway Co.	7.250%	5/15/19	2,905	3,470
Con-way Inc.	7.250%	1/15/18	2,670	3,036
4 Continental Airlines 2009-2 Class A Pass Through Trust	7.250%	5/10/21	1,743	2,009
CSX Corp.	5.600%	5/1/17	3,400	3,724
CSX Corp.	6.250%	3/15/18	8,475	9,622
CSX Corp.	7.375%	2/1/19	13	16
4 Delta Air Lines 2009-1 Class A Pass Through Trust	7.750%	6/17/21	1,694	1,956
4 Delta Air Lines 2010-1 Class A Pass Through Trust	6.200%	1/2/20	664	732
4 Delta Air Lines 2010-2 Class A Pass Through Trust	4.950%	11/23/20	1,645	1,760
FedEx Corp.	8.000%	1/15/19	3,365	4,097
Norfolk Southern Corp.	5.750%	1/15/16	1,197	1,256
Norfolk Southern Corp.	7.700%	5/15/17	5,600	6,403
Norfolk Southern Corp.	5.900%	6/15/19	2,150	2,467
Ryder System Inc.	3.600%	3/1/16	4,000	4,118
Ryder System Inc.	5.850%	11/1/16	100	108
Ryder System Inc.	2.500%	3/1/17	2,650	2,690
Ryder System Inc.	3.500%	6/1/17	1,000	1,041
Ryder System Inc.	2.500%	3/1/18	2,500	2,549
Ryder System Inc.	2.450%	11/15/18	7,925	7,925
Ryder System Inc.	2.350%	2/26/19	4,135	4,109
Ryder System Inc.	2.450%	9/3/19	6,200	6,148
Southwest Airlines Co.	5.750%	12/15/16	20	22
Southwest Airlines Co.	5.125%	3/1/17	70	75
Southwest Airlines Co.	2.750%	11/6/19	5,000	5,025
4 UAL 2009-2A Pass Through Trust	9.750%	7/15/18	4,161	4,582
Union Pacific Corp.	5.750%	11/15/17	1,700	1,900
Union Pacific Corp.	5.700%	8/15/18	2,600	2,962
Union Pacific Corp.	2.250%	2/15/19	3,200	3,239
United Parcel Service Inc.	5.500%	1/15/18	5,975	6,681
United Parcel Service Inc.	5.125%	4/1/19	9,711	10,916
				4,795,348
Utilities (1.2%)
Electric (1.1%)
Ameren Illinois Co.	6.125%	11/15/17	2,000	2,256
American Electric Power Co. Inc.	1.650%	12/15/17	5,400	5,402
Arizona Public Service Co.	4.650%	5/15/15	975	989
Arizona Public Service Co.	8.750%	3/1/19	2,060	2,591
Baltimore Gas & Electric Co.	5.900%	10/1/16	2,390	2,592
Berkshire Hathaway Energy Co.	1.100%	5/15/17	5,425	5,375
Berkshire Hathaway Energy Co.	5.750%	4/1/18	4,525	5,073
Berkshire Hathaway Energy Co.	2.000%	11/15/18	1,825	1,822
CenterPoint Energy Inc.	6.500%	5/1/18	2,550	2,904
Cleveland Electric Illuminating Co.	5.700%	4/1/17	519	559
Cleveland Electric Illuminating Co.	8.875%	11/15/18	1,400	1,731
CMS Energy Corp.	6.550%	7/17/17	2,500	2,790
CMS Energy Corp.	5.050%	2/15/18	2,500	2,710
CMS Energy Corp.	8.750%	6/15/19	4,925	6,162
Commonwealth Edison Co.	5.950%	8/15/16	1,975	2,131
Commonwealth Edison Co.	1.950%	9/1/16	4,147	4,214
Commonwealth Edison Co.	6.150%	9/15/17	2,525	2,833
Commonwealth Edison Co.	5.800%	3/15/18	500	563
Commonwealth Edison Co.	2.150%	1/15/19	4,375	4,407
Connecticut Light & Power Co.	5.650%	5/1/18	775	870
Consolidated Edison Co. of New York Inc.	5.375%	12/15/15	35	37
Consolidated Edison Co. of New York Inc.	5.500%	9/15/16	3,783	4,069
Consolidated Edison Co. of New York Inc.	5.850%	4/1/18	5,395	6,105

27

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Consolidated Edison Co. of New York Inc.	7.125%	12/1/18	1,675	1,986
Consolidated Edison Co. of New York Inc.	6.650%	4/1/19	4,550	5,370
Consumers Energy Co.	5.500%	8/15/16	1,256	1,348
Consumers Energy Co.	5.650%	9/15/18	2,625	2,991
Consumers Energy Co.	6.125%	3/15/19	8,600	9,981
Dayton Power & Light Co.	1.875%	9/15/16	1,850	1,867
Dominion Resources Inc.	2.250%	9/1/15	200	202
Dominion Resources Inc.	1.950%	8/15/16	6,050	6,117
Dominion Resources Inc.	1.250%	3/15/17	125	125
Dominion Resources Inc.	1.400%	9/15/17	200	198
Dominion Resources Inc.	6.400%	6/15/18	864	986
Dominion Resources Inc.	5.200%	8/15/19	1,625	1,812
Dominion Resources Inc.	2.500%	12/1/19	900	902
DTE Electric Co.	5.600%	6/15/18	35	40
DTE Energy Co.	2.400%	12/1/19	2,850	2,851
Duke Energy Carolinas LLC	5.300%	10/1/15	1,993	2,063
Duke Energy Carolinas LLC	1.750%	12/15/16	5,000	5,073
Duke Energy Carolinas LLC	5.100%	4/15/18	6,692	7,427
Duke Energy Carolinas LLC	7.000%	11/15/18	50	59
Duke Energy Corp.	1.625%	8/15/17	9,240	9,247
Duke Energy Corp.	2.100%	6/15/18	3,950	3,986
Duke Energy Corp.	6.250%	6/15/18	695	794
Duke Energy Corp.	5.050%	9/15/19	975	1,089
Duke Energy Florida Inc.	5.650%	6/15/18	4,847	5,466
Duke Energy Progress Inc.	5.300%	1/15/19	3,500	3,921
Edison International	3.750%	9/15/17	475	502
Entergy Gulf States Louisiana LLC	6.000%	5/1/18	7,000	7,911
Entergy Texas Inc.	7.125%	2/1/19	2,935	3,467
Exelon Generation Co. LLC	6.200%	10/1/17	5,060	5,624
Exelon Generation Co. LLC	5.200%	10/1/19	2,100	2,320
Florida Power & Light Co.	5.550%	11/1/17	50	56
Georgia Power Co.	0.625%	11/15/15	5,730	5,726
Georgia Power Co.	3.000%	4/15/16	2,400	2,466
Georgia Power Co.	5.700%	6/1/17	3,200	3,526
Georgia Power Co.	5.400%	6/1/18	3,500	3,908
Indiana Michigan Power Co.	7.000%	3/15/19	4,772	5,650
4 Integrys Energy Group Inc.	6.110%	12/1/66	1,000	1,005
Jersey Central Power & Light Co.	5.650%	6/1/17	1,125	1,225
Kansas City Power & Light Co.	7.150%	4/1/19	5,000	5,990
Kentucky Utilities Co.	1.625%	11/1/15	2,550	2,569
Metropolitan Edison Co.	7.700%	1/15/19	1,575	1,882
MidAmerican Energy Co.	5.950%	7/15/17	925	1,029
MidAmerican Energy Co.	5.300%	3/15/18	900	1,001
Mississippi Power Co.	2.350%	10/15/16	3,075	3,141
National Rural Utilities Cooperative Finance Corp.	3.050%	3/1/16	1,200	1,233
National Rural Utilities Cooperative Finance Corp.	5.450%	4/10/17	6,045	6,599
National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	10,535	11,737
National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	125	163
National Rural Utilities Cooperative Finance Corp.	2.150%	2/1/19	8,975	9,002
National Rural Utilities Cooperative Finance Corp.	2.300%	11/15/19	400	399
Nevada Power Co.	6.500%	5/15/18	4,725	5,443
Nevada Power Co.	6.500%	8/1/18	6,750	7,821
Nevada Power Co.	7.125%	3/15/19	300	358
NextEra Energy Capital Holdings Inc.	7.875%	12/15/15	3,851	4,098
NextEra Energy Capital Holdings Inc.	6.000%	3/1/19	2,850	3,247
NextEra Energy Capital Holdings Inc.	2.400%	9/15/19	300	299
NextEra Energy Capital Holdings Inc.	2.700%	9/15/19	2,000	2,020
4 NextEra Energy Capital Holdings Inc.	6.350%	10/1/66	2,225	2,219
4 NextEra Energy Capital Holdings Inc.	6.650%	6/15/67	5,050	5,100
Northeast Utilities	1.450%	5/1/18	3,700	3,653
Northern States Power Co.	1.950%	8/15/15	1,749	1,758
Northern States Power Co.	5.250%	3/1/18	2,325	2,573
NSTAR Electric Co.	5.625%	11/15/17	3,025	3,360
NSTAR LLC	4.500%	11/15/19	375	408

28

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ohio Power Co.	6.000%	6/1/16	425	453
Ohio Power Co.	6.050%	5/1/18	1,000	1,127
Oncor Electric Delivery Co. LLC	5.000%	9/30/17	2,000	2,175
Oncor Electric Delivery Co. LLC	6.800%	9/1/18	1,715	1,999
Oncor Electric Delivery Co. LLC	2.150%	6/1/19	4,400	4,381
Pacific Gas & Electric Co.	5.625%	11/30/17	11,820	13,139
Pacific Gas & Electric Co.	8.250%	10/15/18	2,625	3,168
PacifiCorp	5.650%	7/15/18	6,050	6,828
PacifiCorp	5.500%	1/15/19	5,740	6,484
Peco Energy Co.	1.200%	10/15/16	5,530	5,551
Peco Energy Co.	5.350%	3/1/18	3,782	4,194
Pennsylvania Electric Co.	6.050%	9/1/17	2,550	2,823
Pepco Holdings Inc.	2.700%	10/1/15	2,200	2,228
PG&E Corp.	2.400%	3/1/19	5,950	5,952
Portland General Electric Co.	6.100%	4/15/19	2,850	3,303
PPL Capital Funding Inc.	1.900%	6/1/18	2,910	2,905
Progress Energy Inc.	5.625%	1/15/16	2,800	2,935
Progress Energy Inc.	7.050%	3/15/19	1,550	1,837
Progress Energy Inc.	4.875%	12/1/19	2,575	2,846
PSEG Power LLC	5.500%	12/1/15	3,888	4,049
PSEG Power LLC	2.750%	9/15/16	1,857	1,902
Public Service Co. of Colorado	5.125%	6/1/19	425	480
Public Service Co. of New Mexico	7.950%	5/15/18	3,531	4,152
Public Service Co. of Oklahoma	5.150%	12/1/19	250	282
Public Service Electric & Gas Co.	2.300%	9/15/18	11,725	11,890
Public Service Electric & Gas Co.	2.000%	8/15/19	3,000	3,001
Sierra Pacific Power Co.	6.000%	5/15/16	1,200	1,282
South Carolina Electric & Gas Co.	5.250%	11/1/18	5,228	5,900
South Carolina Electric & Gas Co.	6.500%	11/1/18	713	832
Southern California Edison Co.	1.125%	5/1/17	6,960	6,946
Southern California Edison Co.	5.500%	8/15/18	5,555	6,257
Southern Co.	1.300%	8/15/17	2,250	2,243
Southern Co.	2.150%	9/1/19	1,125	1,115
Southwestern Electric Power Co.	5.550%	1/15/17	2,825	3,052
Southwestern Electric Power Co.	5.875%	3/1/18	200	223
Southwestern Electric Power Co.	6.450%	1/15/19	3,072	3,574
Tampa Electric Co.	6.100%	5/15/18	2,845	3,242
TECO Finance Inc.	4.000%	3/15/16	3,115	3,225
TransAlta Corp.	6.650%	5/15/18	1,725	1,936
Union Electric Co.	5.400%	2/1/16	5,000	5,243
Union Electric Co.	6.700%	2/1/19	1,325	1,559
Virginia Electric & Power Co.	5.400%	1/15/16	100	105
Virginia Electric & Power Co.	5.950%	9/15/17	2,575	2,873
Virginia Electric & Power Co.	1.200%	1/15/18	6,005	5,930
Virginia Electric & Power Co.	5.400%	4/30/18	125	140
Wisconsin Electric Power Co.	1.700%	6/15/18	500	498
Wisconsin Electric Power Co.	4.250%	12/15/19	350	380
4 Wisconsin Energy Corp.	6.250%	5/15/67	2,400	2,412
Wisconsin Power & Light Co.	5.000%	7/15/19	2,060	2,297
Xcel Energy Inc.	0.750%	5/9/16	1,050	1,048
Natural Gas (0.1%)
AGL Capital Corp.	5.250%	8/15/19	225	252
Atmos Energy Corp.	6.350%	6/15/17	35	39
British Transco Finance Inc.	6.625%	6/1/18	150	173
National Grid plc	6.300%	8/1/16	3,468	3,744
ONE Gas Inc.	2.070%	2/1/19	5,675	5,683
Sempra Energy	6.500%	6/1/16	4,700	5,049
Sempra Energy	2.300%	4/1/17	7,400	7,537
Sempra Energy	6.150%	6/15/18	11,000	12,467
Sempra Energy	9.800%	2/15/19	3,445	4,424

29

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Other Utility (0.0%)
American Water Capital Corp.	6.085%	10/15/17	200	223
				476,561
Total Corporate Bonds (Cost $9,273,694)				9,311,454
Sovereign Bonds (U.S. Dollar-Denominated) (7.8%)
African Development Bank	6.875%	10/15/15	105	110
African Development Bank	2.500%	3/15/16	250	256
African Development Bank	1.250%	9/2/16	5,350	5,404
African Development Bank	1.125%	3/15/17	9,085	9,127
African Development Bank	0.875%	5/15/17	7,000	6,983
African Development Bank	0.875%	3/15/18	30,500	30,088
Asian Development Bank	2.500%	3/15/16	26,850	27,494
Asian Development Bank	0.500%	6/20/16	20,200	20,150
Asian Development Bank	0.750%	1/11/17	14,500	14,488
Asian Development Bank	1.125%	3/15/17	10,350	10,401
Asian Development Bank	5.250%	6/12/17	2,300	2,535
Asian Development Bank	5.593%	7/16/18	6,380	7,189
Asian Development Bank	1.750%	9/11/18	7,550	7,625
Asian Development Bank	1.875%	10/23/18	4,260	4,320
Asian Development Bank	1.750%	3/21/19	13,200	13,283
Asian Development Bank	1.875%	4/12/19	3,900	3,942
Banco do Brasil SA	3.875%	1/23/17	2,275	2,333
Canada	0.875%	2/14/17	24,100	24,115
Canada	1.625%	2/27/19	6,350	6,364
CNOOC Finance 2013 Ltd.	1.750%	5/9/18	9,475	9,318
CNOOC Nexen Finance 2014 ULC	1.625%	4/30/17	7,300	7,277
Corporacion Andina de Fomento	1.500%	8/8/17	10,800	10,834
Corporacion Andina de Fomento	5.125%	5/5/15	2,925	2,961
Corporacion Andina de Fomento	3.750%	1/15/16	6,883	7,057
Corporacion Andina de Fomento	5.750%	1/12/17	1,400	1,516
Corporacion Andina de Fomento	8.125%	6/4/19	3,705	4,586
Council Of Europe Development Bank	2.625%	2/16/16	4,600	4,712
Council Of Europe Development Bank	1.250%	9/22/16	6,000	6,058
Council Of Europe Development Bank	1.500%	2/22/17	1,750	1,772
Council Of Europe Development Bank	1.500%	6/19/17	14,175	14,333
Council Of Europe Development Bank	1.000%	3/7/18	6,075	6,013
Council Of Europe Development Bank	1.125%	5/31/18	6,250	6,192
Council Of Europe Development Bank	1.750%	11/14/19	2,000	1,992
6 Development Bank of Japan Inc.	5.125%	2/1/17	3,650	3,959
Ecopetrol SA	4.250%	9/18/18	5,000	5,200
Ecopetrol SA	7.625%	7/23/19	7,050	8,090
European Bank for Reconstruction & Development	2.500%	3/15/16	11,950	12,240
European Bank for Reconstruction & Development	1.375%	10/20/16	7,600	7,688
European Bank for Reconstruction & Development	1.000%	2/16/17	10,300	10,329
European Bank for Reconstruction & Development	0.750%	9/1/17	9,625	9,542
European Bank for Reconstruction & Development	1.000%	6/15/18	8,100	7,992
European Bank for Reconstruction & Development	1.000%	9/17/18	18,850	18,515
European Bank for Reconstruction & Development	1.625%	11/15/18	5,475	5,501
European Bank for Reconstruction & Development	1.750%	6/14/19	5,600	5,609
European Investment Bank	1.625%	9/1/15	8,750	8,830
European Investment Bank	2.250%	3/15/16	9,750	9,959
European Investment Bank	0.625%	4/15/16	17,750	17,784
European Investment Bank	2.500%	5/16/16	13,325	13,681
European Investment Bank	2.125%	7/15/16	20,025	20,491
European Investment Bank	0.500%	8/15/16	20,500	20,447
European Investment Bank	5.125%	9/13/16	4,000	4,299
European Investment Bank	1.250%	10/14/16	25,200	25,453
European Investment Bank	1.125%	12/15/16	47,150	47,207
European Investment Bank	4.875%	1/17/17	17,100	18,487
European Investment Bank	1.750%	3/15/17	25,000	25,467
European Investment Bank	0.875%	4/18/17	22,800	22,687

30

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
European Investment Bank	5.125%	5/30/17	25,100	27,569
European Investment Bank	1.625%	6/15/17	19,000	19,298
European Investment Bank	1.000%	8/17/17	30,950	30,850
European Investment Bank	1.125%	9/15/17	30,350	30,387
European Investment Bank	1.000%	12/15/17	17,500	17,417
European Investment Bank	1.000%	3/15/18	15,000	14,861
European Investment Bank	1.000%	6/15/18	17,000	16,777
European Investment Bank	1.625%	12/18/18	13,500	13,548
European Investment Bank	1.875%	3/15/19	40,000	40,442
European Investment Bank	1.750%	6/17/19	45,100	45,175
Export Development Canada	1.250%	10/27/15	3,000	3,013
Export Development Canada	1.250%	10/26/16	8,000	8,061
Export Development Canada	0.625%	12/15/16	3,325	3,314
7 Export Development Canada	1.000%	5/15/17	9,575	9,565
Export Development Canada	0.750%	12/15/17	1,850	1,819
Export Development Canada	1.500%	10/3/18	3,775	3,784
7 Export Development Canada	1.750%	8/19/19	3,800	3,793
7 Export Development Canada	1.625%	12/3/19	11,600	11,537
Export-Import Bank of Korea	3.750%	10/20/16	2,400	2,504
Export-Import Bank of Korea	4.000%	1/11/17	21,000	22,027
Export-Import Bank of Korea	1.750%	2/27/18	3,250	3,230
Export-Import Bank of Korea	2.875%	9/17/18	7,900	8,105
Export-Import Bank of Korea	2.375%	8/12/19	1,650	1,657
Federative Republic of Brazil	6.000%	1/17/17	16,850	18,240
Federative Republic of Brazil	5.875%	1/15/19	7,300	8,103
FMS Wertmanagement AoeR	0.625%	4/18/16	10,750	10,768
FMS Wertmanagement AoeR	1.125%	10/14/16	5,000	5,037
FMS Wertmanagement AoeR	0.625%	1/30/17	16,100	15,991
FMS Wertmanagement AoeR	1.125%	9/5/17	5,600	5,600
FMS Wertmanagement AoeR	1.000%	11/21/17	9,725	9,606
FMS Wertmanagement AoeR	1.625%	11/20/18	13,250	13,287
Hydro-Quebec	2.000%	6/30/16	9,855	10,037
Hydro-Quebec	1.375%	6/19/17	5,300	5,313
Industrial & Commercial Bank of China Ltd.	2.351%	11/13/17	8,900	8,891
Industrial & Commercial Bank of China Ltd.	3.231%	11/13/19	6,250	6,320
Inter-American Development Bank	0.625%	9/12/16	8,000	7,971
Inter-American Development Bank	5.125%	9/13/16	500	537
Inter-American Development Bank	1.375%	10/18/16	16,750	16,955
Inter-American Development Bank	0.875%	11/15/16	25,550	25,575
Inter-American Development Bank	1.125%	3/15/17	26,785	26,928
Inter-American Development Bank	1.000%	7/14/17	12,400	12,371
Inter-American Development Bank	2.375%	8/15/17	7,800	8,063
Inter-American Development Bank	0.875%	3/15/18	13,725	13,534
Inter-American Development Bank	1.750%	8/24/18	14,625	14,769
Inter-American Development Bank	1.125%	9/12/19	9,200	8,952
Inter-American Development Bank	3.875%	9/17/19	9,500	10,409
Inter-American Development Bank	1.750%	10/15/19	17,400	17,296
International Bank for Reconstruction & Development	2.375%	5/26/15	4,000	4,034
International Bank for Reconstruction & Development	2.125%	3/15/16	43,725	44,604
International Bank for Reconstruction & Development	5.000%	4/1/16	4,600	4,857
International Bank for Reconstruction & Development	0.500%	4/15/16	15,000	15,003
International Bank for Reconstruction & Development	0.500%	5/16/16	19,100	19,081
International Bank for Reconstruction & Development	1.000%	9/15/16	23,400	23,534
International Bank for Reconstruction & Development	0.625%	10/14/16	15,250	15,162
International Bank for Reconstruction & Development	0.750%	12/15/16	9,750	9,746
International Bank for Reconstruction & Development	0.875%	4/17/17	26,500	26,491
International Bank for Reconstruction & Development	1.125%	7/18/17	11,700	11,709
International Bank for Reconstruction & Development	1.375%	4/10/18	22,500	22,517
International Bank for Reconstruction & Development	1.875%	3/15/19	27,500	27,782
International Bank for Reconstruction & Development	1.875%	10/7/19	21,800	21,873
International Finance Corp.	2.750%	4/20/15	13,550	13,643
International Finance Corp.	2.250%	4/11/16	3,500	3,577
International Finance Corp.	0.500%	5/16/16	1,850	1,849
International Finance Corp.	0.625%	11/15/16	1,500	1,496

31

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
International Finance Corp.	1.125%	11/23/16	32,675	32,878
International Finance Corp.	1.000%	4/24/17	17,800	17,767
International Finance Corp.	2.125%	11/17/17	50	51
International Finance Corp.	0.875%	6/15/18	19,600	19,221
International Finance Corp.	1.250%	7/16/18	3,300	3,274
International Finance Corp.	1.750%	9/4/18	22,400	22,588
International Finance Corp.	1.750%	9/16/19	12,500	12,448
6 Japan Bank for International Cooperation	2.500%	1/21/16	6,200	6,328
6 Japan Bank for International Cooperation	2.500%	5/18/16	6,800	6,978
6 Japan Bank for International Cooperation	2.250%	7/13/16	12,480	12,783
6 Japan Bank for International Cooperation	1.125%	7/19/17	12,325	12,325
6 Japan Bank for International Cooperation	1.750%	7/31/18	14,500	14,609
6 Japan Bank for International Cooperation	1.750%	11/13/18	12,200	12,263
6 Japan Bank for International Cooperation	2.125%	2/7/19	6,300	6,410
6 Japan Bank for International Cooperation	1.750%	5/29/19	11,950	11,909
6 Japan Finance Organization for Municipalities	5.000%	5/16/17	4,000	4,366
8 KFW	1.250%	10/26/15	27,125	27,331
8 KFW	2.625%	2/16/16	18,050	18,502
8 KFW	5.125%	3/14/16	11,875	12,539
8 KFW	0.500%	4/19/16	29,750	29,764
8 KFW	2.000%	6/1/16	21,825	22,284
8 KFW	0.500%	7/15/16	26,400	26,243
8 KFW	1.250%	10/5/16	18,700	18,891
8 KFW	0.625%	12/15/16	21,300	21,260
8 KFW	1.250%	2/15/17	23,650	23,869
8 KFW	0.750%	3/17/17	27,500	27,324
8 KFW	0.875%	9/5/17	27,400	27,285
8 KFW	0.875%	12/15/17	18,000	17,782
8 KFW	4.375%	3/15/18	18,950	20,771
8 KFW	1.000%	6/11/18	34,400	33,974
8 KFW	4.500%	7/16/18	13,075	14,451
8 KFW	1.875%	4/1/19	8,800	8,898
8 KFW	4.875%	6/17/19	17,120	19,477
8 KFW	1.750%	10/15/19	9,800	9,768
Korea Development Bank	4.375%	8/10/15	6,475	6,608
Korea Development Bank	3.250%	3/9/16	1,875	1,919
Korea Development Bank	3.875%	5/4/17	14,025	14,671
Korea Development Bank	3.500%	8/22/17	6,500	6,769
Korea Development Bank	1.500%	1/22/18	1,000	987
Korea Development Bank	3.000%	3/17/19	5,400	5,565
Korea Finance Corp.	3.250%	9/20/16	12,075	12,456
Korea Finance Corp.	2.250%	8/7/17	2,650	2,679
8 Landwirtschaftliche Rentenbank	2.500%	2/15/16	10,150	10,374
8 Landwirtschaftliche Rentenbank	2.125%	7/15/16	12,100	12,383
8 Landwirtschaftliche Rentenbank	5.000%	11/8/16	800	863
8 Landwirtschaftliche Rentenbank	5.125%	2/1/17	6,690	7,279
8 Landwirtschaftliche Rentenbank	0.875%	9/12/17	6,125	6,094
8 Landwirtschaftliche Rentenbank	1.000%	4/4/18	14,200	14,042
8 Landwirtschaftliche Rentenbank	1.875%	9/17/18	10,800	10,956
8 Landwirtschaftliche Rentenbank	1.750%	4/15/19	5,925	5,922
8 Landwirtschaftliche Rentenbank	1.375%	10/23/19	3,975	3,905
Nexen Energy ULC	6.200%	7/30/19	3,500	3,999
Nordic Investment Bank	2.250%	3/15/16	7,275	7,429
Nordic Investment Bank	0.500%	4/14/16	14,925	14,926
Nordic Investment Bank	5.000%	2/1/17	7,650	8,296
Nordic Investment Bank	1.000%	3/7/17	5,150	5,162
Nordic Investment Bank	1.875%	6/14/19	11,050	11,118
North American Development Bank	2.300%	10/10/18	2,700	2,721
9 Oesterreichische Kontrollbank AG	4.875%	2/16/16	5,529	5,802
9 Oesterreichische Kontrollbank AG	2.000%	6/3/16	7,850	8,012
9 Oesterreichische Kontrollbank AG	0.750%	12/15/16	7,235	7,232
9 Oesterreichische Kontrollbank AG	1.125%	5/29/18	12,050	11,936
9 Oesterreichische Kontrollbank AG	1.625%	3/12/19	6,500	6,504
Pemex Project Funding Master Trust	5.750%	3/1/18	23,875	25,904

32

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Petrobras Global Finance BV	2.000%	5/20/16	9,000	8,603
Petrobras Global Finance BV	3.250%	3/17/17	2,075	1,992
Petrobras Global Finance BV	3.000%	1/15/19	11,500	10,184
Petrobras International Finance Co. SA	3.875%	1/27/16	24,625	24,256
Petrobras International Finance Co. SA	6.125%	10/6/16	100	101
Petrobras International Finance Co. SA	3.500%	2/6/17	13,950	13,386
Petrobras International Finance Co. SA	5.875%	3/1/18	9,000	8,850
Petrobras International Finance Co. SA	8.375%	12/10/18	2,115	2,231
Petrobras International Finance Co. SA	7.875%	3/15/19	16,400	17,156
Petroleos Mexicanos	3.500%	7/18/18	17,000	17,277
Petroleos Mexicanos	3.125%	1/23/19	400	406
Petroleos Mexicanos	8.000%	5/3/19	6,025	7,125
Province of British Columbia	2.850%	6/15/15	3,000	3,029
Province of British Columbia	2.100%	5/18/16	8,600	8,764
Province of British Columbia	1.200%	4/25/17	4,000	4,018
Province of Manitoba	4.900%	12/6/16	4,000	4,308
Province of Manitoba	1.300%	4/3/17	1,000	1,004
Province of Manitoba	1.125%	6/1/18	2,330	2,310
Province of Manitoba	1.750%	5/30/19	5,525	5,497
Province of New Brunswick	5.200%	2/21/17	200	218
Province of New Brunswick	2.750%	6/15/18	6,425	6,685
Province of Nova Scotia	5.125%	1/26/17	245	268
Province of Ontario	2.300%	5/10/16	17,500	17,856
Province of Ontario	1.000%	7/22/16	21,800	21,853
Province of Ontario	1.600%	9/21/16	24,600	24,876
Province of Ontario	1.100%	10/25/17	14,800	14,656
Province of Ontario	3.150%	12/15/17	1,150	1,207
Province of Ontario	1.200%	2/14/18	17,000	16,881
Province of Ontario	2.000%	9/27/18	5,950	6,012
Province of Ontario	2.000%	1/30/19	15,300	15,413
Province of Ontario	1.650%	9/27/19	9,500	9,355
Province of Ontario	4.000%	10/7/19	8,900	9,681
Quebec	5.125%	11/14/16	22,225	23,930
Republic of Colombia	7.375%	1/27/17	9,600	10,620
Republic of Colombia	7.375%	3/18/19	11,425	13,441
Republic of Italy	4.750%	1/25/16	13,000	13,504
Republic of Italy	5.250%	9/20/16	27,100	28,841
Republic of Italy	5.375%	6/12/17	500	541
Republic of Korea	5.125%	12/7/16	2,800	3,018
Republic of Korea	7.125%	4/16/19	10,650	12,852
Republic of Peru	8.375%	5/3/16	4,700	5,111
Republic of Peru	7.125%	3/30/19	6,900	8,159
Republic of Philippines	9.875%	1/15/19	5,000	6,528
Republic of Philippines	8.375%	6/17/19	15,825	20,098
Republic of Poland	6.375%	7/15/19	23,500	27,468
Republic of South Africa	6.875%	5/27/19	10,275	11,733
Republic of Turkey	7.000%	9/26/16	16,875	18,307
Republic of Turkey	7.500%	7/14/17	11,375	12,717
Republic of Turkey	6.750%	4/3/18	15,950	17,788
Republic of Turkey	7.000%	3/11/19	14,075	16,057
Republic of Turkey	7.500%	11/7/19	2,100	2,468
State of Israel	5.500%	11/9/16	4,025	4,363
State of Israel	5.125%	3/26/19	12,630	14,297
Statoil ASA	1.800%	11/23/16	5,475	5,556
Statoil ASA	3.125%	8/17/17	5,675	5,918
Statoil ASA	1.250%	11/9/17	6,100	6,058
Statoil ASA	6.700%	1/15/18	3,120	3,553
Statoil ASA	1.200%	1/17/18	1,475	1,457
Statoil ASA	1.150%	5/15/18	5,000	4,900
Statoil ASA	1.950%	11/8/18	700	699
Statoil ASA	5.250%	4/15/19	7,500	8,424
Statoil ASA	2.250%	11/8/19	7,875	7,871
Svensk Exportkredit AB	0.625%	5/31/16	10,800	10,811
Svensk Exportkredit AB	2.125%	7/13/16	6,100	6,237

33

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Svensk Exportkredit AB	5.125%	3/1/17	6,392	6,958
Svensk Exportkredit AB	1.750%	5/30/17	3,335	3,391
Svensk Exportkredit AB	1.125%	4/5/18	6,000	5,946
Svensk Exportkredit AB	1.875%	6/17/19	6,700	6,698
United Mexican States	11.375%	9/15/16	11,725	13,786
United Mexican States	5.625%	1/15/17	24,050	25,883
United Mexican States	5.950%	3/19/19	7,500	8,487
Total Sovereign Bonds (Cost $2,996,874)				3,005,585
Taxable Municipal Bonds (0.1%)
California GO	5.450%	4/1/15	460	466
California GO	3.950%	11/1/15	6,405	6,593
California GO	1.050%	2/1/16	145	146
California GO	5.950%	4/1/16	2,890	3,080
California GO	6.200%	3/1/19	500	578
California GO	6.200%	10/1/19	3,325	3,940
Dartmouth College New Hampshire GO	4.750%	6/1/19	910	1,019
Energy Northwest Washington Electric Revenue
(Columbia Generating Station)	2.197%	7/1/19	1,650	1,640
Illinois GO	4.511%	3/1/15	550	554
Illinois GO	5.365%	3/1/17	5,000	5,363
Illinois GO	5.665%	3/1/18	8,500	9,339
Illinois GO	5.877%	3/1/19	3,980	4,412
Stanford University California GO	4.750%	5/1/19	1,150	1,279
Total Taxable Municipal Bonds (Cost $37,939)				38,409

			Shares
Temporary Cash Investment (0.6%)
Money Market Fund (0.6%)
10 Vanguard Market Liquidity Fund
(Cost $230,291)	0.126%		230,290,647	230,291
Total Investments (99.9%) (Cost $38,459,853)				38,514,841
Other Assets and Liabilities—Net (0.1%)				39,661
Net Assets (100%)				38,554,502

1 U.S. government guaranteed.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the aggregate value of these securities was $74,034,000, representing 0.2% of net assets.
6 Guaranteed by the Government of Japan.
7 Guaranteed by the Government of Canada.
8 Guaranteed by the Federal Republic of Germany.
9 Guaranteed by the Republic of Austria.
10 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.

34

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (52.1%)
U.S. Government Securities (50.3%)
	United States Treasury Note/Bond	3.375%	11/15/19	38,324	41,510
	United States Treasury Note/Bond	3.625%	2/15/20	257,937	282,722
	United States Treasury Note/Bond	1.125%	4/30/20	102,030	98,938
	United States Treasury Note/Bond	3.500%	5/15/20	443,205	483,231
	United States Treasury Note/Bond	8.750%	5/15/20	15,000	20,419
	United States Treasury Note/Bond	1.375%	5/31/20	120,980	118,635
	United States Treasury Note/Bond	1.875%	6/30/20	194,140	195,322
	United States Treasury Note/Bond	2.000%	7/31/20	39,905	40,366
	United States Treasury Note/Bond	2.625%	8/15/20	246,989	257,755
	United States Treasury Note/Bond	8.750%	8/15/20	45,970	63,130
	United States Treasury Note/Bond	2.125%	8/31/20	57,000	57,953
	United States Treasury Note/Bond	2.000%	9/30/20	440,300	444,430
	United States Treasury Note/Bond	1.750%	10/31/20	104,100	103,563
	United States Treasury Note/Bond	2.625%	11/15/20	184,932	192,906
	United States Treasury Note/Bond	2.000%	11/30/20	137,325	138,420
	United States Treasury Note/Bond	2.375%	12/31/20	177,225	182,349
	United States Treasury Note/Bond	2.125%	1/31/21	171,105	173,485
	United States Treasury Note/Bond	3.625%	2/15/21	229,015	252,095
	United States Treasury Note/Bond	2.000%	2/28/21	193,430	194,639
	United States Treasury Note/Bond	2.250%	3/31/21	138,925	141,747
	United States Treasury Note/Bond	2.250%	4/30/21	133,500	136,149
	United States Treasury Note/Bond	3.125%	5/15/21	242,013	259,520
	United States Treasury Note/Bond	2.000%	5/31/21	147,600	148,199
	United States Treasury Note/Bond	2.125%	6/30/21	216,045	218,510
	United States Treasury Note/Bond	2.250%	7/31/21	135,105	137,660
	United States Treasury Note/Bond	2.125%	8/15/21	120,223	121,538
	United States Treasury Note/Bond	8.125%	8/15/21	17,300	24,015
	United States Treasury Note/Bond	2.000%	8/31/21	211,630	212,094
	United States Treasury Note/Bond	2.125%	9/30/21	123,731	125,007
	United States Treasury Note/Bond	2.000%	10/31/21	106,655	106,838
	United States Treasury Note/Bond	2.000%	11/15/21	214,675	215,278
	United States Treasury Note/Bond	8.000%	11/15/21	16,300	22,657
	United States Treasury Note/Bond	1.875%	11/30/21	176,628	175,496
	United States Treasury Note/Bond	2.125%	12/31/21	42,425	42,816
	United States Treasury Note/Bond	2.000%	2/15/22	90,385	90,512
	United States Treasury Note/Bond	1.750%	5/15/22	65,980	64,815
	United States Treasury Note/Bond	1.625%	8/15/22	174,847	169,874
	United States Treasury Note/Bond	1.625%	11/15/22	256,875	248,968
	United States Treasury Note/Bond	2.000%	2/15/23	58,410	58,127
	United States Treasury Note/Bond	7.125%	2/15/23	25,000	34,520
	United States Treasury Note/Bond	1.750%	5/15/23	324,030	315,220
	United States Treasury Note/Bond	2.500%	8/15/23	574,725	592,777
	United States Treasury Note/Bond	6.250%	8/15/23	38,500	51,247
	United States Treasury Note/Bond	2.750%	11/15/23	318,122	334,626
	United States Treasury Note/Bond	2.750%	2/15/24	296,273	311,596
	United States Treasury Note/Bond	2.500%	5/15/24	348,864	359,166
	United States Treasury Note/Bond	2.375%	8/15/24	217,156	221,058
	United States Treasury Note/Bond	2.250%	11/15/24	376,408	379,054
					8,660,952
Agency Bonds and Notes (1.8%)
1	AID-Israel	5.500%	9/18/23	1,000	1,236
1	AID-Israel	5.500%	4/26/24	6,785	8,408
1	AID-Jordan	2.503%	10/30/20	7,250	7,395
1	AID-Tunisia	2.452%	7/24/21	2,175	2,221
2	Federal Farm Credit Banks	3.500%	12/20/23	4,250	4,604
2	Federal Home Loan Banks	1.875%	3/13/20	15,125	15,150
2	Federal Home Loan Banks	4.125%	3/13/20	39,870	44,384
2	Federal Home Loan Banks	3.375%	6/12/20	7,025	7,562
2	Federal Home Loan Banks	5.250%	12/11/20	3,250	3,836
2	Federal Home Loan Banks	5.625%	6/11/21	13,365	16,160
2	Federal Home Loan Banks	2.125%	3/10/23	7,200	7,074

35

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2	Federal Home Loan Banks	5.375%	8/15/24	100	124
3	Federal Home Loan Mortgage Corp.	1.375%	5/1/20	38,360	37,494
3	Federal Home Loan Mortgage Corp.	2.375%	1/13/22	59,990	60,893
3,4	Federal National Mortgage Assn.	2.625%	9/6/24	42,740	43,379
	Private Export Funding Corp.	2.250%	3/15/20	4,000	4,038
	Private Export Funding Corp.	4.300%	12/15/21	9,940	11,094
	Private Export Funding Corp.	2.800%	5/15/22	3,725	3,779
	Private Export Funding Corp.	2.050%	11/15/22	10,276	9,869
	Private Export Funding Corp.	3.550%	1/15/24	3,500	3,717
	Private Export Funding Corp.	2.450%	7/15/24	3,350	3,258
2	Tennessee Valley Authority	3.875%	2/15/21	6,100	6,747
2	Tennessee Valley Authority	1.875%	8/15/22	8,175	7,937
2	Tennessee Valley Authority	2.875%	9/15/24	7,875	8,018
					318,377
Total U.S. Government and Agency Obligations (Cost $8,771,002)					8,979,329
Corporate Bonds (40.0%)
Finance (12.8%)
	Banking (7.4%)
	Abbey National Treasury Services plc	4.000%	3/13/24	5,100	5,311
	American Express Co.	2.650%	12/2/22	10,048	9,857
	American Express Co.	3.625%	12/5/24	3,775	3,814
	Bancolombia SA	5.950%	6/3/21	5,000	5,345
	Bank of America Corp.	5.625%	7/1/20	16,670	18,983
	Bank of America Corp.	5.875%	1/5/21	7,600	8,841
	Bank of America Corp.	5.000%	5/13/21	13,335	14,842
	Bank of America Corp.	5.700%	1/24/22	13,175	15,256
	Bank of America Corp.	3.300%	1/11/23	23,600	23,550
	Bank of America Corp.	4.100%	7/24/23	12,850	13,532
	Bank of America Corp.	4.125%	1/22/24	13,000	13,656
	Bank of America Corp.	4.000%	4/1/24	17,920	18,664
	Bank of America Corp.	4.200%	8/26/24	16,450	16,789
	Bank of Montreal	2.550%	11/6/22	6,500	6,340
	Bank of New York Mellon Corp.	4.600%	1/15/20	3,675	4,049
	Bank of New York Mellon Corp.	4.150%	2/1/21	2,000	2,158
	Bank of New York Mellon Corp.	3.550%	9/23/21	4,275	4,470
	Bank of New York Mellon Corp.	3.400%	5/15/24	5,700	5,782
	Bank of New York Mellon Corp.	3.250%	9/11/24	9,000	9,052
	Bank of Nova Scotia	4.375%	1/13/21	4,500	5,005
	Bank of Nova Scotia	2.800%	7/21/21	4,000	3,999
	Barclays Bank plc	5.125%	1/8/20	8,975	10,050
	Barclays Bank plc	5.140%	10/14/20	4,800	5,213
	Barclays Bank plc	3.750%	5/15/24	12,400	12,765
	BB&T Corp.	2.450%	1/15/20	7,000	6,979
	BB&T Corp.	3.950%	3/22/22	1,600	1,680
	BNP Paribas SA	5.000%	1/15/21	18,285	20,447
	BNP Paribas SA	3.250%	3/3/23	7,333	7,486
	BPCE SA	4.000%	4/15/24	7,900	8,261
	Capital One Bank USA NA	3.375%	2/15/23	8,340	8,267
	Capital One Financial Corp.	4.750%	7/15/21	7,500	8,254
	Capital One Financial Corp.	3.500%	6/15/23	5,050	5,098
	Capital One Financial Corp.	3.750%	4/24/24	2,400	2,434
	Capital One NA	2.950%	7/23/21	8,000	7,946
5,6	Citicorp Lease Pass-Through Trust 1999-1	8.040%	12/15/19	2,100	2,569
	Citigroup Inc.	5.375%	8/9/20	3,350	3,789
	Citigroup Inc.	4.500%	1/14/22	13,825	15,111
	Citigroup Inc.	4.050%	7/30/22	4,735	4,884
	Citigroup Inc.	3.375%	3/1/23	8,575	8,639
	Citigroup Inc.	3.500%	5/15/23	9,525	9,262
	Citigroup Inc.	3.875%	10/25/23	15,950	16,533
	Citigroup Inc.	3.750%	6/16/24	9,634	9,818
	Citigroup Inc.	4.000%	8/5/24	1,325	1,326
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	4.500%	1/11/21	3,075	3,389

36

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.875%	2/8/22	18,530	19,716
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.950%	11/9/22	10,375	10,571
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	4.625%	12/1/23	8,875	9,416
Credit Suisse	5.400%	1/14/20	7,215	8,058
Credit Suisse	4.375%	8/5/20	9,850	10,655
Credit Suisse	3.000%	10/29/21	7,100	7,046
Credit Suisse	3.625%	9/9/24	19,100	19,403
Deutsche Bank AG	3.700%	5/30/24	8,000	8,178
5 Deutsche Bank AG	4.296%	5/24/28	7,625	7,305
Discover Bank	7.000%	4/15/20	2,485	2,933
Discover Bank	3.200%	8/9/21	1,000	1,002
Discover Bank	4.200%	8/8/23	12,243	12,781
Discover Financial Services	3.850%	11/21/22	5,343	5,404
Discover Financial Services	3.950%	11/6/24	1,125	1,132
Fifth Third Bancorp	3.500%	3/15/22	2,098	2,157
Fifth Third Bancorp	4.300%	1/16/24	4,425	4,624
Fifth Third Bank	2.875%	10/1/21	4,700	4,700
First Niagara Financial Group Inc.	6.750%	3/19/20	1,600	1,762
FirstMerit Corp.	4.350%	2/4/23	3,420	3,576
Goldman Sachs Group Inc.	5.375%	3/15/20	17,115	19,183
Goldman Sachs Group Inc.	6.000%	6/15/20	10,780	12,420
Goldman Sachs Group Inc.	5.250%	7/27/21	20,395	22,953
Goldman Sachs Group Inc.	5.750%	1/24/22	23,560	27,260
Goldman Sachs Group Inc.	3.625%	1/22/23	9,482	9,617
Goldman Sachs Group Inc.	4.000%	3/3/24	16,705	17,314
Goldman Sachs Group Inc.	3.850%	7/8/24	12,350	12,666
HSBC Bank USA NA	4.875%	8/24/20	6,350	7,010
HSBC Holdings plc	5.100%	4/5/21	15,454	17,439
HSBC Holdings plc	4.875%	1/14/22	2,590	2,890
HSBC Holdings plc	4.000%	3/30/22	11,279	11,984
HSBC Holdings plc	4.250%	3/14/24	10,800	11,233
HSBC USA Inc.	5.000%	9/27/20	5,761	6,295
HSBC USA Inc.	3.500%	6/23/24	3,800	3,908
Huntington Bancshares Inc.	7.000%	12/15/20	1,600	1,919
Intesa Sanpaolo SPA	5.250%	1/12/24	7,000	7,601
JPMorgan Chase & Co.	4.400%	7/22/20	13,815	14,948
JPMorgan Chase & Co.	4.250%	10/15/20	19,650	21,112
JPMorgan Chase & Co.	4.625%	5/10/21	9,208	10,127
JPMorgan Chase & Co.	4.350%	8/15/21	17,175	18,651
JPMorgan Chase & Co.	4.500%	1/24/22	15,000	16,350
JPMorgan Chase & Co.	3.250%	9/23/22	12,475	12,551
JPMorgan Chase & Co.	3.200%	1/25/23	20,400	20,414
JPMorgan Chase & Co.	3.375%	5/1/23	10,550	10,417
JPMorgan Chase & Co.	3.875%	2/1/24	12,600	13,113
JPMorgan Chase & Co.	3.625%	5/13/24	14,025	14,332
JPMorgan Chase & Co.	3.875%	9/10/24	16,000	16,018
KeyCorp	5.100%	3/24/21	6,085	6,878
Lloyds Bank plc	6.375%	1/21/21	8,275	9,965
Lloyds Banking Group plc	4.500%	11/4/24	3,475	3,508
Morgan Stanley	5.500%	1/26/20	9,875	11,112
Morgan Stanley	5.500%	7/24/20	8,925	10,071
Morgan Stanley	5.750%	1/25/21	7,675	8,808
Morgan Stanley	5.500%	7/28/21	16,910	19,205
Morgan Stanley	4.875%	11/1/22	12,205	12,966
Morgan Stanley	3.750%	2/25/23	23,185	23,806
Morgan Stanley	4.100%	5/22/23	11,190	11,340
Morgan Stanley	3.875%	4/29/24	12,600	12,932
Morgan Stanley	3.700%	10/23/24	18,000	18,235
MUFG Americas Holdings Corp.	3.500%	6/18/22	3,075	3,166
National Australia Bank Ltd.	3.000%	1/20/23	4,350	4,338
Northern Trust Corp.	3.450%	11/4/20	1,700	1,807
Northern Trust Corp.	3.375%	8/23/21	2,750	2,884
Northern Trust Corp.	2.375%	8/2/22	4,845	4,715
People's United Bank	4.000%	7/15/24	1,675	1,699

37

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
People's United Financial Inc.	3.650%	12/6/22	2,425	2,450
PNC Bank NA	2.700%	11/1/22	4,400	4,228
PNC Bank NA	2.950%	1/30/23	4,800	4,675
PNC Bank NA	3.800%	7/25/23	3,375	3,482
PNC Bank NA	3.300%	10/30/24	6,262	6,378
PNC Financial Services Group Inc.	2.854%	11/9/22	3,625	3,581
PNC Financial Services Group Inc.	3.900%	4/29/24	4,550	4,632
PNC Funding Corp.	5.125%	2/8/20	6,210	6,974
PNC Funding Corp.	4.375%	8/11/20	1,415	1,538
PNC Funding Corp.	3.300%	3/8/22	8,075	8,256
Royal Bank of Scotland plc	5.625%	8/24/20	4,025	4,584
Royal Bank of Scotland plc	6.125%	1/11/21	7,700	9,061
State Street Corp.	4.375%	3/7/21	4,651	5,099
State Street Corp.	3.100%	5/15/23	5,425	5,358
State Street Corp.	3.700%	11/20/23	4,415	4,629
State Street Corp.	3.300%	12/16/24	4,000	4,044
Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	4,600	4,674
Sumitomo Mitsui Banking Corp.	3.000%	1/18/23	875	869
Sumitomo Mitsui Banking Corp.	3.950%	7/19/23	4,975	5,255
Sumitomo Mitsui Banking Corp.	3.950%	1/10/24	2,075	2,209
Sumitomo Mitsui Banking Corp.	3.400%	7/11/24	3,025	3,094
SunTrust Bank	2.750%	5/1/23	2,875	2,810
Synchrony Financial	3.750%	8/15/21	3,775	3,854
Synchrony Financial	4.250%	8/15/24	6,725	6,906
UBS AG	4.875%	8/4/20	11,275	12,560
US Bancorp	4.125%	5/24/21	5,975	6,504
US Bancorp	3.000%	3/15/22	6,120	6,211
US Bancorp	2.950%	7/15/22	7,925	7,835
US Bancorp	3.700%	1/30/24	1,700	1,783
US Bancorp	3.600%	9/11/24	4,700	4,769
Wells Fargo & Co.	4.600%	4/1/21	16,595	18,443
Wells Fargo & Co.	3.500%	3/8/22	18,799	19,623
Wells Fargo & Co.	3.450%	2/13/23	12,130	12,241
Wells Fargo & Co.	4.125%	8/15/23	8,995	9,443
Wells Fargo & Co.	4.480%	1/16/24	4,139	4,404
Wells Fargo & Co.	3.300%	9/9/24	11,550	11,597
Brokerage (0.5%)
Affiliated Managers Group Inc.	4.250%	2/15/24	2,000	2,081
Ameriprise Financial Inc.	5.300%	3/15/20	5,375	6,100
Ameriprise Financial Inc.	4.000%	10/15/23	3,075	3,250
Ameriprise Financial Inc.	3.700%	10/15/24	2,225	2,280
BlackRock Inc.	4.250%	5/24/21	3,925	4,335
BlackRock Inc.	3.375%	6/1/22	3,775	3,904
BlackRock Inc.	3.500%	3/18/24	7,891	8,110
Charles Schwab Corp.	4.450%	7/22/20	5,550	6,097
Charles Schwab Corp.	3.225%	9/1/22	1,375	1,408
CME Group Inc.	3.000%	9/15/22	4,475	4,552
Eaton Vance Corp.	3.625%	6/15/23	1,500	1,533
Franklin Resources Inc.	4.625%	5/20/20	2,250	2,496
Franklin Resources Inc.	2.800%	9/15/22	2,075	2,072
IntercontinentalExchange Group Inc.	4.000%	10/15/23	4,575	4,813
Invesco Finance plc	3.125%	11/30/22	4,050	4,011
Invesco Finance plc	4.000%	1/30/24	775	812
Jefferies Group LLC	6.875%	4/15/21	3,927	4,450
Jefferies Group LLC	5.125%	1/20/23	3,450	3,462
Lazard Group LLC	4.250%	11/14/20	1,875	1,972
Legg Mason Inc.	3.950%	7/15/24	250	253
Leucadia National Corp.	5.500%	10/18/23	3,800	3,887
NASDAQ OMX Group Inc.	5.550%	1/15/20	5,300	5,850
Nomura Holdings Inc.	6.700%	3/4/20	6,250	7,364
Finance Companies (0.9%)
Air Lease Corp.	4.750%	3/1/20	4,000	4,250
Air Lease Corp.	3.875%	4/1/21	2,643	2,656

38

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Air Lease Corp.	4.250%	9/15/24	1,800	1,818
Ares Capital Corp.	3.875%	1/15/20	1,550	1,546
Block Financial LLC	5.500%	11/1/22	2,750	3,030
FS Investment Corp.	4.250%	1/15/20	1,300	1,287
GATX Corp.	2.600%	3/30/20	1,700	1,676
GATX Corp.	4.750%	6/15/22	1,800	1,970
GATX Corp.	3.900%	3/30/23	1,275	1,324
General Electric Capital Corp.	5.500%	1/8/20	9,625	11,028
General Electric Capital Corp.	5.550%	5/4/20	8,375	9,654
General Electric Capital Corp.	4.375%	9/16/20	10,050	11,003
General Electric Capital Corp.	4.625%	1/7/21	12,192	13,556
General Electric Capital Corp.	5.300%	2/11/21	13,402	15,291
General Electric Capital Corp.	4.650%	10/17/21	17,875	20,115
General Electric Capital Corp.	3.150%	9/7/22	11,700	11,883
General Electric Capital Corp.	3.100%	1/9/23	12,950	13,106
General Electric Capital Corp.	3.450%	5/15/24	5,786	5,987
HSBC Finance Corp.	6.676%	1/15/21	23,924	28,390
Prospect Capital Corp.	5.875%	3/15/23	1,325	1,364
Insurance (2.1%)
ACE INA Holdings Inc.	2.700%	3/13/23	1,525	1,482
ACE INA Holdings Inc.	3.350%	5/15/24	2,325	2,347
AEGON Funding Co. LLC	5.750%	12/15/20	2,025	2,333
Aetna Inc.	4.125%	6/1/21	2,875	3,095
Aetna Inc.	2.750%	11/15/22	7,675	7,468
Aetna Inc.	3.500%	11/15/24	2,350	2,385
Aflac Inc.	4.000%	2/15/22	3,550	3,759
Aflac Inc.	3.625%	6/15/23	4,000	4,074
Alleghany Corp.	5.625%	9/15/20	1,450	1,630
Alleghany Corp.	4.950%	6/27/22	3,000	3,300
Allied World Assurance Co. Ltd.	5.500%	11/15/20	2,225	2,478
Allstate Corp.	3.150%	6/15/23	3,120	3,102
5 Allstate Corp.	5.750%	8/15/53	4,560	4,788
Alterra Finance LLC	6.250%	9/30/20	1,565	1,817
American International Group Inc.	3.375%	8/15/20	5,425	5,622
American International Group Inc.	6.400%	12/15/20	11,190	13,318
American International Group Inc.	4.875%	6/1/22	11,050	12,400
American International Group Inc.	4.125%	2/15/24	4,800	5,109
Anthem Inc.	4.350%	8/15/20	14,680	15,906
Anthem Inc.	3.700%	8/15/21	1,850	1,937
Anthem Inc.	3.125%	5/15/22	4,035	4,034
Anthem Inc.	3.300%	1/15/23	1,971	1,964
Anthem Inc.	3.500%	8/15/24	2,500	2,520
Aon Corp.	5.000%	9/30/20	4,550	5,078
Aon plc	4.000%	11/27/23	850	895
Aon plc	3.500%	6/14/24	2,350	2,353
Aspen Insurance Holdings Ltd.	6.000%	12/15/20	1,075	1,230
Aspen Insurance Holdings Ltd.	4.650%	11/15/23	2,400	2,491
Assurant Inc.	4.000%	3/15/23	1,725	1,767
Axis Specialty Finance LLC	5.875%	6/1/20	5,100	5,774
Berkshire Hathaway Finance Corp.	2.900%	10/15/20	4,800	4,917
Berkshire Hathaway Finance Corp.	4.250%	1/15/21	7,825	8,600
Berkshire Hathaway Finance Corp.	3.000%	5/15/22	3,545	3,594
Berkshire Hathaway Inc.	3.750%	8/15/21	4,150	4,451
Berkshire Hathaway Inc.	3.000%	2/11/23	3,475	3,512
Brown & Brown Inc.	4.200%	9/15/24	2,575	2,608
Cigna Corp.	5.125%	6/15/20	1,491	1,661
Cigna Corp.	4.375%	12/15/20	1,920	2,071
Cigna Corp.	4.500%	3/15/21	1,575	1,720
Cigna Corp.	4.000%	2/15/22	3,825	4,030
CNA Financial Corp.	5.875%	8/15/20	1,800	2,054
CNA Financial Corp.	5.750%	8/15/21	3,455	3,949
CNA Financial Corp.	3.950%	5/15/24	3,125	3,161
Coventry Health Care Inc.	5.450%	6/15/21	5,545	6,339

39

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Fidelity National Financial Inc.	5.500%	9/1/22	775	842
First American Financial Corp.	4.300%	2/1/23	1,425	1,433
First American Financial Corp.	4.600%	11/15/24	1,900	1,927
Hanover Insurance Group Inc.	6.375%	6/15/21	150	170
Hartford Financial Services Group Inc.	5.500%	3/30/20	2,700	3,051
Hartford Financial Services Group Inc.	5.125%	4/15/22	4,975	5,585
Humana Inc.	3.150%	12/1/22	2,275	2,217
Humana Inc.	3.850%	10/1/24	3,975	4,030
Infinity Property & Casualty Corp.	5.000%	9/19/22	1,350	1,437
Lincoln National Corp.	6.250%	2/15/20	4,650	5,420
Lincoln National Corp.	4.200%	3/15/22	300	318
Lincoln National Corp.	4.000%	9/1/23	2,000	2,082
Loews Corp.	2.625%	5/15/23	2,425	2,293
Manulife Financial Corp.	4.900%	9/17/20	3,834	4,223
Markel Corp.	4.900%	7/1/22	3,450	3,785
Markel Corp.	3.625%	3/30/23	2,000	2,016
Marsh & McLennan Cos. Inc.	4.800%	7/15/21	4,385	4,860
Marsh & McLennan Cos. Inc.	3.500%	6/3/24	1,125	1,123
MetLife Inc.	4.750%	2/8/21	9,775	10,910
MetLife Inc.	3.048%	12/15/22	2,075	2,064
MetLife Inc.	4.368%	9/15/23	3,000	3,258
MetLife Inc.	3.600%	4/10/24	5,350	5,503
Montpelier Re Holdings Ltd.	4.700%	10/15/22	1,425	1,467
Navigators Group Inc.	5.750%	10/15/23	2,000	2,157
Old Republic International Corp.	4.875%	10/1/24	2,525	2,627
OneBeacon US Holdings Inc.	4.600%	11/9/22	1,425	1,485
PartnerRe Finance B LLC	5.500%	6/1/20	4,200	4,724
Primerica Inc.	4.750%	7/15/22	1,750	1,923
Principal Financial Group Inc.	3.300%	9/15/22	2,300	2,305
ProAssurance Corp.	5.300%	11/15/23	900	988
Progressive Corp.	3.750%	8/23/21	3,135	3,361
Prudential Financial Inc.	5.375%	6/21/20	2,000	2,260
Prudential Financial Inc.	4.500%	11/15/20	10,725	11,635
Prudential Financial Inc.	3.500%	5/15/24	3,250	3,302
5 Prudential Financial Inc.	5.875%	9/15/42	5,475	5,776
5 Prudential Financial Inc.	5.625%	6/15/43	7,275	7,475
5 Prudential Financial Inc.	5.200%	3/15/44	3,575	3,539
Reinsurance Group of America Inc.	5.000%	6/1/21	3,900	4,294
Reinsurance Group of America Inc.	4.700%	9/15/23	500	538
Symetra Financial Corp.	4.250%	7/15/24	1,000	1,020
Torchmark Corp.	3.800%	9/15/22	2,300	2,371
UnitedHealth Group Inc.	4.700%	2/15/21	2,725	3,035
UnitedHealth Group Inc.	3.375%	11/15/21	950	992
UnitedHealth Group Inc.	2.875%	12/15/21	4,550	4,593
UnitedHealth Group Inc.	2.875%	3/15/22	6,754	6,786
UnitedHealth Group Inc.	2.750%	2/15/23	5,000	4,907
UnitedHealth Group Inc.	2.875%	3/15/23	3,725	3,699
Unum Group	5.625%	9/15/20	1,650	1,868
Unum Group	4.000%	3/15/24	1,750	1,795
Voya Financial Inc.	5.500%	7/15/22	3,660	4,135
Willis Group Holdings plc	5.750%	3/15/21	3,900	4,354
WR Berkley Corp.	5.375%	9/15/20	1,875	2,088
WR Berkley Corp.	4.625%	3/15/22	3,050	3,278
XLIT Ltd.	5.750%	10/1/21	2,300	2,671
XLIT Ltd.	6.375%	11/15/24	875	1,040
Other Finance (0.0%)
Jones Lang LaSalle Inc.	4.400%	11/15/22	1,300	1,342

Real Estate Investment Trusts (1.9%)
Alexandria Real Estate Equities Inc.	2.750%	1/15/20	1,250	1,236
Alexandria Real Estate Equities Inc.	4.600%	4/1/22	3,063	3,252
Alexandria Real Estate Equities Inc.	3.900%	6/15/23	2,025	2,035

40

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
American Campus Communities Operating Partnership
LP	3.750%	4/15/23	1,800	1,797
American Campus Communities Operating Partnership
LP	4.125%	7/1/24	2,150	2,176
AvalonBay Communities Inc.	3.625%	10/1/20	4,495	4,666
AvalonBay Communities Inc.	2.950%	9/15/22	3,025	2,949
AvalonBay Communities Inc.	2.850%	3/15/23	1,500	1,449
AvalonBay Communities Inc.	4.200%	12/15/23	1,390	1,478
BioMed Realty LP	4.250%	7/15/22	2,000	2,076
Boston Properties LP	5.625%	11/15/20	5,425	6,191
Boston Properties LP	4.125%	5/15/21	5,310	5,637
Boston Properties LP	3.850%	2/1/23	3,800	3,939
Boston Properties LP	3.125%	9/1/23	4,237	4,147
Boston Properties LP	3.800%	2/1/24	4,000	4,108
Brandywine Operating Partnership LP	3.950%	2/15/23	1,600	1,613
Brandywine Operating Partnership LP	4.100%	10/1/24	650	656
Camden Property Trust	2.950%	12/15/22	10,275	10,025
Camden Property Trust	4.250%	1/15/24	900	950
Camden Property Trust	3.500%	9/15/24	2,000	1,998
CBL & Associates LP	5.250%	12/1/23	2,200	2,353
CBL & Associates LP	4.600%	10/15/24	1,500	1,525
Corporate Office Properties LP	3.700%	6/15/21	1,900	1,901
Corporate Office Properties LP	3.600%	5/15/23	1,950	1,873
CubeSmart LP	4.375%	12/15/23	3,150	3,338
DCT Industrial Operating Partnership LP	4.500%	10/15/23	1,475	1,538
DDR Corp.	7.875%	9/1/20	2,000	2,476
DDR Corp.	3.500%	1/15/21	1,625	1,638
DDR Corp.	4.625%	7/15/22	4,740	5,061
DDR Corp.	3.375%	5/15/23	925	898
Digital Realty Trust LP	5.250%	3/15/21	5,775	6,303
Digital Realty Trust LP	3.625%	10/1/22	1,125	1,109
Duke Realty LP	6.750%	3/15/20	350	412
Duke Realty LP	3.875%	10/15/22	5,150	5,305
Duke Realty LP	3.625%	4/15/23	2,525	2,533
Duke Realty LP	3.750%	12/1/24	1,400	1,418
EPR Properties	7.750%	7/15/20	500	598
EPR Properties	5.750%	8/15/22	2,875	3,129
EPR Properties	5.250%	7/15/23	1,800	1,878
Equity One Inc.	3.750%	11/15/22	2,000	2,007
ERP Operating LP	4.750%	7/15/20	6,250	6,836
ERP Operating LP	4.625%	12/15/21	3,770	4,129
ERP Operating LP	3.000%	4/15/23	575	565
Essex Portfolio LP	3.250%	5/1/23	4,205	4,094
Excel Trust LP	4.625%	5/15/24	1,300	1,349
Federal Realty Investment Trust	3.000%	8/1/22	1,525	1,531
Federal Realty Investment Trust	2.750%	6/1/23	1,600	1,542
HCP Inc.	2.625%	2/1/20	5,228	5,175
HCP Inc.	5.375%	2/1/21	8,872	9,934
HCP Inc.	4.250%	11/15/23	3,650	3,834
HCP Inc.	4.200%	3/1/24	4,225	4,384
Health Care REIT Inc.	6.125%	4/15/20	3,750	4,315
Health Care REIT Inc.	4.950%	1/15/21	5,425	5,948
Health Care REIT Inc.	5.250%	1/15/22	1,800	1,992
Health Care REIT Inc.	3.750%	3/15/23	4,100	4,152
Healthcare Realty Trust Inc.	5.750%	1/15/21	1,500	1,680
Healthcare Realty Trust Inc.	3.750%	4/15/23	2,625	2,592
Healthcare Trust of America Holdings LP	3.375%	7/15/21	1,500	1,494
Healthcare Trust of America Holdings LP	3.700%	4/15/23	1,625	1,612
Highwoods Realty LP	3.200%	6/15/21	3,600	3,585
Hospitality Properties Trust	5.000%	8/15/22	2,275	2,395
Hospitality Properties Trust	4.500%	6/15/23	2,875	2,919
Hospitality Properties Trust	4.650%	3/15/24	1,275	1,307
Kilroy Realty LP	3.800%	1/15/23	375	380
Kimco Realty Corp.	3.200%	5/1/21	1,500	1,512

41

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kimco Realty Corp.	3.125%	6/1/23	1,250	1,225
Lexington Realty Trust	4.400%	6/15/24	3,950	4,014
Liberty Property LP	4.750%	10/1/20	6,210	6,727
Liberty Property LP	4.400%	2/15/24	25	26
Mack-Cali Realty LP	4.500%	4/18/22	1,600	1,618
Mid-America Apartments LP	4.300%	10/15/23	2,525	2,659
Mid-America Apartments LP	3.750%	6/15/24	1,700	1,712
National Retail Properties Inc.	3.800%	10/15/22	1,900	1,948
National Retail Properties Inc.	3.300%	4/15/23	4,250	4,174
National Retail Properties Inc.	3.900%	6/15/24	3,400	3,447
Omega Healthcare Investors Inc.	6.750%	10/15/22	3,550	3,763
Omega Healthcare Investors Inc.	5.875%	3/15/24	2,075	2,210
Omega Healthcare Investors Inc.	4.950%	4/1/24	1,250	1,288
Piedmont Operating Partnership LP	3.400%	6/1/23	1,325	1,285
Piedmont Operating Partnership LP	4.450%	3/15/24	4,725	4,869
ProLogis LP	6.875%	3/15/20	4,450	5,256
ProLogis LP	4.250%	8/15/23	8,535	9,013
Realty Income Corp.	5.750%	1/15/21	1,000	1,139
Realty Income Corp.	3.250%	10/15/22	4,035	3,975
Realty Income Corp.	4.650%	8/1/23	3,425	3,691
Regency Centers LP	4.800%	4/15/21	2,500	2,738
Retail Opportunity Investments Corp.	5.000%	12/15/23	1,150	1,252
Senior Housing Properties Trust	4.750%	5/1/24	2,375	2,440
Simon Property Group LP	5.650%	2/1/20	8,350	9,590
Simon Property Group LP	4.375%	3/1/21	7,435	8,145
Simon Property Group LP	4.125%	12/1/21	10,575	11,483
Simon Property Group LP	3.375%	3/15/22	3,650	3,764
Simon Property Group LP	3.750%	2/1/24	1,125	1,182
Simon Property Group LP	3.375%	10/1/24	225	230
Tanger Properties LP	3.875%	12/1/23	3,175	3,258
Tanger Properties LP	3.750%	12/1/24	1,500	1,514
UDR Inc.	3.700%	10/1/20	250	259
UDR Inc.	4.625%	1/10/22	3,325	3,581
UDR Inc.	3.750%	7/1/24	750	761
Ventas Realty LP	3.750%	5/1/24	3,400	3,426
Ventas Realty LP / Ventas Capital Corp.	4.750%	6/1/21	3,318	3,609
Ventas Realty LP / Ventas Capital Corp.	4.250%	3/1/22	3,252	3,413
Ventas Realty LP / Ventas Capital Corp.	3.250%	8/15/22	4,650	4,588
Vornado Realty LP	5.000%	1/15/22	2,000	2,191
Washington REIT	4.950%	10/1/20	3,150	3,406
Weingarten Realty Investors	3.375%	10/15/22	1,275	1,262
Weingarten Realty Investors	3.500%	4/15/23	2,275	2,247
Weingarten Realty Investors	4.450%	1/15/24	150	160
WP Carey Inc.	4.600%	4/1/24	2,675	2,808
				2,214,926
Industrial (25.0%)
Basic Industry (2.5%)
Agrium Inc.	3.150%	10/1/22	3,635	3,532
Agrium Inc.	3.500%	6/1/23	6,175	6,099
Air Products & Chemicals Inc.	3.000%	11/3/21	5,550	5,660
Air Products & Chemicals Inc.	2.750%	2/3/23	1,250	1,221
Air Products & Chemicals Inc.	3.350%	7/31/24	1,900	1,934
Airgas Inc.	2.900%	11/15/22	750	744
Airgas Inc.	3.650%	7/15/24	1,650	1,687
Albemarle Corp.	4.500%	12/15/20	1,050	1,132
Albemarle Corp.	4.150%	12/1/24	1,500	1,532
Barrick Gold Corp.	3.850%	4/1/22	8,892	8,557
Barrick Gold Corp.	4.100%	5/1/23	6,320	6,162
Barrick North America Finance LLC	4.400%	5/30/21	6,654	6,719
Barrick PD Australia Finance Pty Ltd.	4.950%	1/15/20	3,800	4,075
BHP Billiton Finance USA Ltd.	3.250%	11/21/21	5,500	5,620
BHP Billiton Finance USA Ltd.	2.875%	2/24/22	4,675	4,638
BHP Billiton Finance USA Ltd.	3.850%	9/30/23	11,850	12,506

42

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Braskem Finance Ltd.	6.450%	2/3/24	3,625	3,681
Cabot Corp.	3.700%	7/15/22	1,200	1,223
Carpenter Technology Corp.	5.200%	7/15/21	2,350	2,487
Carpenter Technology Corp.	4.450%	3/1/23	925	939
Celulosa Arauco y Constitucion SA	5.000%	1/21/21	1,525	1,590
Celulosa Arauco y Constitucion SA	4.750%	1/11/22	2,925	3,030
Celulosa Arauco y Constitucion SA	4.500%	8/1/24	2,000	1,980
CF Industries Inc.	7.125%	5/1/20	9,000	10,699
CF Industries Inc.	3.450%	6/1/23	1,250	1,230
Domtar Corp.	4.400%	4/1/22	600	618
Dow Chemical Co.	4.250%	11/15/20	6,700	7,161
Dow Chemical Co.	4.125%	11/15/21	8,150	8,616
Dow Chemical Co.	3.000%	11/15/22	7,135	6,983
Dow Chemical Co.	3.500%	10/1/24	3,450	3,419
Eastman Chemical Co.	2.700%	1/15/20	5,000	5,018
Eastman Chemical Co.	4.500%	1/15/21	1,600	1,710
Eastman Chemical Co.	3.600%	8/15/22	6,025	6,105
Ecolab Inc.	4.350%	12/8/21	6,700	7,296
EI du Pont de Nemours & Co.	4.625%	1/15/20	4,755	5,246
EI du Pont de Nemours & Co.	3.625%	1/15/21	7,025	7,424
EI du Pont de Nemours & Co.	4.250%	4/1/21	2,000	2,189
EI du Pont de Nemours & Co.	2.800%	2/15/23	4,800	4,721
FMC Corp.	3.950%	2/1/22	3,235	3,383
FMC Corp.	4.100%	2/1/24	1,500	1,555
Freeport-McMoRan Copper & Gold Inc.	3.100%	3/15/20	11,613	11,307
Freeport-McMoRan Copper & Gold Inc.	3.550%	3/1/22	12,300	11,613
Freeport-McMoRan Copper & Gold Inc.	3.875%	3/15/23	11,939	11,221
Freeport-McMoRan Inc.	4.000%	11/14/21	2,500	2,474
Freeport-McMoRan Inc.	4.550%	11/14/24	3,000	2,914
Georgia-Pacific LLC	8.000%	1/15/24	2,750	3,658
Goldcorp Inc.	3.625%	6/9/21	1,500	1,501
Goldcorp Inc.	3.700%	3/15/23	6,400	6,236
International Paper Co.	7.500%	8/15/21	7,465	9,317
International Paper Co.	4.750%	2/15/22	6,335	6,917
International Paper Co.	3.650%	6/15/24	2,500	2,500
Kinross Gold Corp.	5.125%	9/1/21	2,450	2,366
6 Kinross Gold Corp.	5.950%	3/15/24	2,150	2,010
LyondellBasell Industries NV	6.000%	11/15/21	8,750	10,052
LyondellBasell Industries NV	5.750%	4/15/24	2,925	3,329
Monsanto Co.	2.750%	7/15/21	5,000	4,979
Monsanto Co.	2.200%	7/15/22	1,450	1,375
Monsanto Co.	3.375%	7/15/24	4,000	4,070
Mosaic Co.	3.750%	11/15/21	1,500	1,564
Mosaic Co.	4.250%	11/15/23	5,600	5,878
NewMarket Corp.	4.100%	12/15/22	300	307
Newmont Mining Corp.	3.500%	3/15/22	7,415	6,955
Nucor Corp.	4.125%	9/15/22	3,450	3,685
Nucor Corp.	4.000%	8/1/23	1,285	1,348
Packaging Corp. of America	3.900%	6/15/22	1,900	1,951
Packaging Corp. of America	4.500%	11/1/23	5,650	5,948
Packaging Corp. of America	3.650%	9/15/24	1,300	1,280
Plains Exploration & Production Co.	6.500%	11/15/20	7,517	8,137
Plains Exploration & Production Co.	6.750%	2/1/22	4,152	4,578
Plains Exploration & Production Co.	6.875%	2/15/23	4,934	5,489
Plum Creek Timberlands LP	4.700%	3/15/21	3,300	3,564
Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	1,800	1,987
Potash Corp. of Saskatchewan Inc.	3.625%	3/15/24	6,750	6,944
PPG Industries Inc.	3.600%	11/15/20	5,850	6,107
Praxair Inc.	4.050%	3/15/21	575	625
Praxair Inc.	3.000%	9/1/21	4,425	4,524
Praxair Inc.	2.450%	2/15/22	7,350	7,204
Praxair Inc.	2.200%	8/15/22	2,250	2,158
Rayonier Inc.	3.750%	4/1/22	1,750	1,775
Reliance Steel & Aluminum Co.	4.500%	4/15/23	2,125	2,087

43

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Rio Tinto Finance USA Ltd.	4.125%	5/20/21	3,325	3,495
Rio Tinto Finance USA Ltd.	3.750%	9/20/21	5,775	5,932
Rio Tinto Finance USA plc	3.500%	3/22/22	5,500	5,495
Rio Tinto Finance USA plc	2.875%	8/21/22	14,775	14,176
Rock-Tenn Co.	3.500%	3/1/20	1,795	1,820
Rock-Tenn Co.	4.000%	3/1/23	6,500	6,636
RPM International Inc.	3.450%	11/15/22	2,900	2,862
Sigma-Aldrich Corp.	3.375%	11/1/20	750	776
Southern Copper Corp.	5.375%	4/16/20	1,725	1,872
Southern Copper Corp.	3.500%	11/8/22	1,500	1,404
Syngenta Finance NV	3.125%	3/28/22	2,500	2,521
Teck Resources Ltd.	4.750%	1/15/22	5,845	5,701
Teck Resources Ltd.	3.750%	2/1/23	3,700	3,325
Vale Overseas Ltd.	4.625%	9/15/20	5,875	5,958
Vale Overseas Ltd.	4.375%	1/11/22	11,870	11,449
Valspar Corp.	4.200%	1/15/22	1,550	1,664
Westlake Chemical Corp.	3.600%	7/15/22	550	545
Weyerhaeuser Co.	4.625%	9/15/23	1,500	1,606
Yamana Gold Inc.	4.950%	7/15/24	1,030	1,009
Capital Goods (2.0%)
3M Co.	2.000%	6/26/22	3,125	3,021
ABB Finance USA Inc.	2.875%	5/8/22	7,165	7,191
Boeing Co.	4.875%	2/15/20	8,200	9,245
Boeing Co.	2.350%	10/30/21	2,000	1,986
Boeing Co.	7.950%	8/15/24	287	402
Boeing Co.	2.850%	10/30/24	1,000	996
Carlisle Cos. Inc.	3.750%	11/15/22	3,350	3,412
Caterpillar Financial Services Corp.	2.850%	6/1/22	2,750	2,764
Caterpillar Financial Services Corp.	3.750%	11/24/23	2,000	2,121
Caterpillar Financial Services Corp.	3.300%	6/9/24	1,000	1,024
Caterpillar Inc.	3.900%	5/27/21	3,385	3,665
Caterpillar Inc.	2.600%	6/26/22	5,675	5,614
Caterpillar Inc.	3.400%	5/15/24	10,000	10,291
Cooper US Inc.	3.875%	12/15/20	5,400	5,694
Crane Co.	4.450%	12/15/23	2,790	2,948
Danaher Corp.	3.900%	6/23/21	2,675	2,887
Deere & Co.	2.600%	6/8/22	13,250	13,047
Dover Corp.	4.300%	3/1/21	4,500	4,954
Eaton Corp.	2.750%	11/2/22	7,695	7,556
6 Embraer Overseas Ltd.	5.696%	9/16/23	4,043	4,291
Embraer SA	5.150%	6/15/22	800	847
Emerson Electric Co.	4.250%	11/15/20	1,400	1,522
Emerson Electric Co.	2.625%	2/15/23	5,525	5,455
Flowserve Corp.	3.500%	9/15/22	6,225	6,233
General Dynamics Corp.	3.875%	7/15/21	4,075	4,392
General Dynamics Corp.	2.250%	11/15/22	5,325	5,145
General Electric Co.	2.700%	10/9/22	19,875	19,888
General Electric Co.	3.375%	3/11/24	6,300	6,529
Honeywell International Inc.	4.250%	3/1/21	7,711	8,620
IDEX Corp.	4.200%	12/15/21	400	421
Illinois Tool Works Inc.	3.500%	3/1/24	4,000	4,162
Ingersoll-Rand Global Holding Co. Ltd.	4.250%	6/15/23	3,175	3,350
Ingersoll-Rand Luxembourg Finance SA	2.625%	5/1/20	1,500	1,494
Ingersoll-Rand Luxembourg Finance SA	3.550%	11/1/24	3,200	3,178
John Deere Capital Corp.	1.700%	1/15/20	2,325	2,262
John Deere Capital Corp.	2.800%	3/4/21	3,600	3,646
John Deere Capital Corp.	3.900%	7/12/21	4,300	4,663
John Deere Capital Corp.	3.150%	10/15/21	3,135	3,253
John Deere Capital Corp.	2.750%	3/15/22	425	423
John Deere Capital Corp.	2.800%	1/27/23	2,775	2,771
John Deere Capital Corp.	3.350%	6/12/24	1,500	1,539
Joy Global Inc.	5.125%	10/15/21	3,420	3,800
Kennametal Inc.	3.875%	2/15/22	2,425	2,496

44

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
L-3 Communications Corp.	4.750%	7/15/20	2,718	2,910
L-3 Communications Corp.	4.950%	2/15/21	4,900	5,318
L-3 Communications Corp.	3.950%	5/28/24	4,200	4,236
Leggett & Platt Inc.	3.800%	11/15/24	3,200	3,252
Lockheed Martin Corp.	3.350%	9/15/21	6,425	6,687
Martin Marietta Materials Inc.	4.250%	7/2/24	890	915
Mohawk Industries Inc.	3.850%	2/1/23	7,545	7,560
Northrop Grumman Corp.	3.500%	3/15/21	6,450	6,720
Northrop Grumman Corp.	3.250%	8/1/23	5,000	5,022
Owens Corning	4.200%	12/1/24	3,250	3,216
Parker-Hannifin Corp.	3.300%	11/21/24	3,500	3,580
Pentair Finance SA	5.000%	5/15/21	3,000	3,336
Pentair Finance SA	3.150%	9/15/22	3,100	3,043
Precision Castparts Corp.	2.500%	1/15/23	5,700	5,498
Raytheon Co.	4.400%	2/15/20	1,225	1,337
Raytheon Co.	3.125%	10/15/20	6,315	6,529
Raytheon Co.	2.500%	12/15/22	7,725	7,528
Republic Services Inc.	5.000%	3/1/20	6,575	7,257
Republic Services Inc.	5.250%	11/15/21	10,063	11,423
Republic Services Inc.	3.550%	6/1/22	1,105	1,137
Republic Services Inc.	4.750%	5/15/23	825	914
Rockwell Collins Inc.	3.100%	11/15/21	1,800	1,847
Rockwell Collins Inc.	3.700%	12/15/23	500	522
Roper Industries Inc.	3.125%	11/15/22	2,275	2,215
Snap-on Inc.	6.125%	9/1/21	2,825	3,354
Sonoco Products Co.	4.375%	11/1/21	1,100	1,177
Stanley Black & Decker Inc.	3.400%	12/1/21	4,775	4,960
Stanley Black & Decker Inc.	2.900%	11/1/22	1,825	1,802
Textron Inc.	3.650%	3/1/21	3,000	3,071
Textron Inc.	4.300%	3/1/24	1,500	1,568
Tyco International Finance SA / Tyco Fire & Security
Finance SCA	7.000%	12/15/19	600	716
United Technologies Corp.	4.500%	4/15/20	9,960	11,037
United Technologies Corp.	3.100%	6/1/22	14,200	14,502
Valmont Industries Inc.	6.625%	4/20/20	464	545
Waste Management Inc.	4.750%	6/30/20	4,800	5,270
Waste Management Inc.	4.600%	3/1/21	3,900	4,306
Communication (3.7%)
21st Century Fox America Inc.	5.650%	8/15/20	2,500	2,862
21st Century Fox America Inc.	4.500%	2/15/21	5,050	5,529
21st Century Fox America Inc.	3.000%	9/15/22	5,120	5,085
21st Century Fox America Inc.	8.875%	4/26/23	1,255	1,690
21st Century Fox America Inc.	4.000%	10/1/23	1,750	1,856
6 21st Century Fox America Inc.	3.700%	9/15/24	2,775	2,866
America Movil SAB de CV	5.000%	3/30/20	12,950	14,300
America Movil SAB de CV	3.125%	7/16/22	8,050	7,939
American Tower Corp.	5.050%	9/1/20	3,070	3,333
American Tower Corp.	3.450%	9/15/21	4,100	4,027
American Tower Corp.	5.900%	11/1/21	3,400	3,851
American Tower Corp.	4.700%	3/15/22	550	577
American Tower Corp.	3.500%	1/31/23	10,301	9,940
American Tower Corp.	5.000%	2/15/24	3,825	4,051
AT&T Inc.	4.450%	5/15/21	6,682	7,191
AT&T Inc.	3.875%	8/15/21	9,450	9,948
AT&T Inc.	3.000%	2/15/22	10,725	10,516
AT&T Inc.	2.625%	12/1/22	7,850	7,489
AT&T Inc.	3.900%	3/11/24	3,025	3,107
CBS Corp.	5.750%	4/15/20	220	251
CBS Corp.	4.300%	2/15/21	1,300	1,400
CBS Corp.	3.700%	8/15/24	9,000	8,985
CC Holdings GS V LLC / Crown Castle GS III Corp.	3.849%	4/15/23	1,250	1,246
Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	5,923	8,514
Comcast Corp.	5.150%	3/1/20	9,300	10,527

45

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Comcast Corp.	3.125%	7/15/22	4,425	4,507
Comcast Corp.	2.850%	1/15/23	6,900	6,875
Comcast Corp.	3.600%	3/1/24	6,195	6,485
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.200%	3/15/20	11,323	12,528
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	4.600%	2/15/21	4,500	4,808
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.000%	3/1/21	9,806	10,715
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.800%	3/15/22	5,150	5,237
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	4.450%	4/1/24	9,165	9,574
Discovery Communications LLC	5.050%	6/1/20	5,700	6,243
Discovery Communications LLC	4.375%	6/15/21	4,450	4,712
Discovery Communications LLC	3.300%	5/15/22	1,900	1,885
Interpublic Group of Cos. Inc.	4.000%	3/15/22	3,000	3,064
Interpublic Group of Cos. Inc.	3.750%	2/15/23	2,000	1,993
Interpublic Group of Cos. Inc.	4.200%	4/15/24	2,675	2,724
Moody's Corp.	5.500%	9/1/20	200	227
Moody's Corp.	4.500%	9/1/22	7,450	8,013
Moody's Corp.	4.875%	2/15/24	4,750	5,197
NBCUniversal Media LLC	5.150%	4/30/20	11,438	12,980
NBCUniversal Media LLC	4.375%	4/1/21	5,334	5,869
NBCUniversal Media LLC	2.875%	1/15/23	7,850	7,847
Omnicom Group Inc.	4.450%	8/15/20	10,700	11,500
Omnicom Group Inc.	3.625%	5/1/22	3,000	3,082
Omnicom Group Inc.	3.650%	11/1/24	2,000	2,013
Orange SA	4.125%	9/14/21	8,325	8,914
Qwest Corp.	6.750%	12/1/21	5,020	5,809
Reed Elsevier Capital Inc.	3.125%	10/15/22	6,313	6,245
Rogers Communications Inc.	3.000%	3/15/23	2,665	2,584
Rogers Communications Inc.	4.100%	10/1/23	5,350	5,643
Scripps Networks Interactive Inc.	3.900%	11/15/24	2,400	2,425
Telefonica Emisiones SAU	5.134%	4/27/20	6,700	7,396
Telefonica Emisiones SAU	5.462%	2/16/21	9,560	10,701
Telefonica Emisiones SAU	4.570%	4/27/23	3,900	4,161
Thomson Reuters Corp.	3.950%	9/30/21	1,375	1,448
Thomson Reuters Corp.	4.300%	11/23/23	6,200	6,590
Time Warner Cable Inc.	5.000%	2/1/20	11,185	12,323
Time Warner Cable Inc.	4.125%	2/15/21	3,675	3,915
Time Warner Cable Inc.	4.000%	9/1/21	8,500	8,993
Time Warner Entertainment Co. LP	8.375%	3/15/23	1,703	2,294
Time Warner Inc.	4.875%	3/15/20	6,220	6,858
Time Warner Inc.	4.700%	1/15/21	4,285	4,691
Time Warner Inc.	4.750%	3/29/21	9,325	10,201
Time Warner Inc.	4.000%	1/15/22	5,650	5,936
Time Warner Inc.	3.400%	6/15/22	3,226	3,268
Time Warner Inc.	4.050%	12/15/23	2,675	2,802
Time Warner Inc.	3.550%	6/1/24	1,725	1,737
6 Verizon Communications Inc.	2.625%	2/21/20	14,848	14,675
Verizon Communications Inc.	4.500%	9/15/20	22,605	24,550
Verizon Communications Inc.	3.450%	3/15/21	5,000	5,112
Verizon Communications Inc.	4.600%	4/1/21	9,092	9,849
Verizon Communications Inc.	3.000%	11/1/21	12,750	12,548
Verizon Communications Inc.	3.500%	11/1/21	12,982	13,282
Verizon Communications Inc.	2.450%	11/1/22	2,775	2,612
Verizon Communications Inc.	5.150%	9/15/23	68,590	75,973
Verizon Communications Inc.	4.150%	3/15/24	5,750	5,954
Verizon Communications Inc.	3.500%	11/1/24	14,000	13,782
Viacom Inc.	4.500%	3/1/21	950	1,026
Viacom Inc.	3.125%	6/15/22	4,875	4,762
Viacom Inc.	4.250%	9/1/23	7,925	8,168
Viacom Inc.	3.875%	4/1/24	7,675	7,660
Vodafone Group plc	4.375%	3/16/21	3,000	3,197
Vodafone Group plc	2.500%	9/26/22	4,650	4,380
Vodafone Group plc	2.950%	2/19/23	9,630	9,245
Walt Disney Co.	3.750%	6/1/21	1,600	1,727
Walt Disney Co.	2.750%	8/16/21	5,875	5,975

46

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Walt Disney Co.	2.550%	2/15/22	6,000	5,969
Walt Disney Co.	2.350%	12/1/22	3,875	3,803
WPP Finance 2010	4.750%	11/21/21	9,589	10,479
WPP Finance 2010	3.750%	9/19/24	550	552
Consumer Cyclical (2.8%)
Advance Auto Parts Inc.	5.750%	5/1/20	1,725	1,932
Advance Auto Parts Inc.	4.500%	1/15/22	1,500	1,593
Advance Auto Parts Inc.	4.500%	12/1/23	3,646	3,894
6 Alibaba Group Holding Ltd.	3.125%	11/28/21	7,500	7,415
6 Alibaba Group Holding Ltd.	3.600%	11/28/24	11,425	11,326
Amazon.com Inc.	3.300%	12/5/21	2,200	2,232
Amazon.com Inc.	2.500%	11/29/22	10,125	9,586
Amazon.com Inc.	3.800%	12/5/24	3,250	3,336
AutoZone Inc.	4.000%	11/15/20	250	264
AutoZone Inc.	3.700%	4/15/22	8,650	8,911
AutoZone Inc.	3.125%	7/15/23	2,025	1,997
Bed Bath & Beyond Inc.	3.749%	8/1/24	1,425	1,442
BorgWarner Inc.	4.625%	9/15/20	950	1,041
Brinker International Inc.	3.875%	5/15/23	3,550	3,528
Carnival Corp.	3.950%	10/15/20	2,775	2,903
6 CDK Global Inc.	4.500%	10/15/24	1,450	1,471
Cummins Inc.	3.650%	10/1/23	1,339	1,414
CVS Health Corp.	4.750%	5/18/20	50	55
CVS Health Corp.	2.750%	12/1/22	8,135	7,925
CVS Health Corp.	4.000%	12/5/23	8,600	9,116
CVS Health Corp.	3.375%	8/12/24	3,750	3,794
Delphi Corp.	5.000%	2/15/23	3,070	3,270
Delphi Corp.	4.150%	3/15/24	3,000	3,107
Dollar General Corp.	3.250%	4/15/23	5,120	4,662
eBay Inc.	3.250%	10/15/20	2,935	2,975
eBay Inc.	2.875%	8/1/21	3,800	3,761
eBay Inc.	2.600%	7/15/22	5,575	5,292
eBay Inc.	3.450%	8/1/24	5,975	5,874
Expedia Inc.	5.950%	8/15/20	6,175	6,846
Expedia Inc.	4.500%	8/15/24	1,980	1,995
Family Dollar Stores Inc.	5.000%	2/1/21	1,450	1,526
Ford Motor Credit Co. LLC	8.125%	1/15/20	11,025	13,658
Ford Motor Credit Co. LLC	5.750%	2/1/21	9,625	11,037
Ford Motor Credit Co. LLC	5.875%	8/2/21	9,075	10,497
Ford Motor Credit Co. LLC	4.250%	9/20/22	9,650	10,242
Ford Motor Credit Co. LLC	4.375%	8/6/23	3,000	3,188
Ford Motor Credit Co. LLC	3.664%	9/8/24	2,250	2,254
Gap Inc.	5.950%	4/12/21	8,555	9,735
Home Depot Inc.	3.950%	9/15/20	400	431
Home Depot Inc.	4.400%	4/1/21	7,333	8,124
Home Depot Inc.	2.700%	4/1/23	2,175	2,151
Home Depot Inc.	3.750%	2/15/24	6,375	6,806
Host Hotels & Resorts LP	6.000%	10/1/21	3,000	3,450
Host Hotels & Resorts LP	5.250%	3/15/22	5,500	5,974
Host Hotels & Resorts LP	4.750%	3/1/23	922	981
Host Hotels & Resorts LP	3.750%	10/15/23	375	373
Hyatt Hotels Corp.	5.375%	8/15/21	900	1,021
Hyatt Hotels Corp.	3.375%	7/15/23	2,025	1,996
International Game Technology	5.500%	6/15/20	1,575	1,634
Johnson Controls Inc.	5.000%	3/30/20	2,850	3,127
Johnson Controls Inc.	4.250%	3/1/21	850	913
Johnson Controls Inc.	3.750%	12/1/21	3,850	4,009
Johnson Controls Inc.	3.625%	7/2/24	2,225	2,245
Kohl's Corp.	4.000%	11/1/21	3,800	3,945
Kohl's Corp.	3.250%	2/1/23	3,810	3,699
Lowe's Cos. Inc.	4.625%	4/15/20	2,750	3,033
Lowe's Cos. Inc.	3.750%	4/15/21	500	536
Lowe's Cos. Inc.	3.800%	11/15/21	5,620	6,019

47

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Lowe's Cos. Inc.	3.120%	4/15/22	4,450	4,552
Lowe's Cos. Inc.	3.875%	9/15/23	2,600	2,773
Lowe's Cos. Inc.	3.125%	9/15/24	2,000	2,016
Macy's Retail Holdings Inc.	3.875%	1/15/22	8,068	8,398
Macy's Retail Holdings Inc.	2.875%	2/15/23	1,500	1,456
Macy's Retail Holdings Inc.	4.375%	9/1/23	575	618
Macy's Retail Holdings Inc.	3.625%	6/1/24	6,500	6,569
Magna International Inc.	3.625%	6/15/24	3,950	3,973
Marriott International Inc.	3.375%	10/15/20	3,275	3,362
Marriott International Inc.	3.125%	10/15/21	2,500	2,515
Marriott International Inc.	3.250%	9/15/22	2,600	2,609
MasterCard Inc.	3.375%	4/1/24	5,025	5,155
McDonald's Corp.	3.625%	5/20/21	3,500	3,752
McDonald's Corp.	2.625%	1/15/22	5,800	5,772
McDonald's Corp.	3.250%	6/10/24	800	814
NIKE Inc.	2.250%	5/1/23	2,473	2,401
Nordstrom Inc.	4.750%	5/1/20	2,675	2,959
Nordstrom Inc.	4.000%	10/15/21	3,254	3,481
NVR Inc.	3.950%	9/15/22	4,725	4,893
O'Reilly Automotive Inc.	4.875%	1/14/21	2,037	2,234
O'Reilly Automotive Inc.	3.800%	9/1/22	2,500	2,580
O'Reilly Automotive Inc.	3.850%	6/15/23	2,175	2,251
QVC Inc.	5.125%	7/2/22	2,850	3,001
QVC Inc.	4.375%	3/15/23	3,225	3,237
QVC Inc.	4.850%	4/1/24	2,475	2,521
Ross Stores Inc.	3.375%	9/15/24	1,275	1,275
Signet UK Finance plc	4.700%	6/15/24	2,175	2,096
Staples Inc.	4.375%	1/12/23	2,875	2,884
Starbucks Corp.	3.850%	10/1/23	6,650	7,102
Starwood Hotels & Resorts Worldwide Inc.	3.125%	2/15/23	1,230	1,193
Target Corp.	3.875%	7/15/20	5,225	5,616
Target Corp.	2.900%	1/15/22	4,475	4,532
Target Corp.	3.500%	7/1/24	4,750	4,937
6 Tiffany & Co.	3.800%	10/1/24	1,325	1,334
TJX Cos. Inc.	2.750%	6/15/21	6,850	6,873
TJX Cos. Inc.	2.500%	5/15/23	425	408
Toyota Motor Credit Corp.	4.500%	6/17/20	5,200	5,731
Toyota Motor Credit Corp.	4.250%	1/11/21	3,475	3,817
Toyota Motor Credit Corp.	2.750%	5/17/21	2,950	2,985
Toyota Motor Credit Corp.	3.400%	9/15/21	6,005	6,283
Toyota Motor Credit Corp.	3.300%	1/12/22	6,800	7,068
VF Corp.	3.500%	9/1/21	3,575	3,781
Wal-Mart Stores Inc.	3.625%	7/8/20	16,150	17,250
Wal-Mart Stores Inc.	3.250%	10/25/20	8,200	8,616
Wal-Mart Stores Inc.	4.250%	4/15/21	6,150	6,779
Wal-Mart Stores Inc.	2.550%	4/11/23	9,300	9,170
Wal-Mart Stores Inc.	3.300%	4/22/24	6,975	7,189
Walgreen Co.	3.100%	9/15/22	6,175	6,100
Walgreens Boots Alliance Inc.	3.300%	11/18/21	12,350	12,440
Walgreens Boots Alliance Inc.	3.800%	11/18/24	9,000	9,170
Wyndham Worldwide Corp.	4.250%	3/1/22	3,035	3,106
Wyndham Worldwide Corp.	3.900%	3/1/23	5,325	5,262
Consumer Noncyclical (5.8%)
Abbott Laboratories	4.125%	5/27/20	4,825	5,236
AbbVie Inc.	2.900%	11/6/22	16,290	16,020
Actavis Funding SCS	3.850%	6/15/24	7,325	7,354
Actavis Inc.	3.250%	10/1/22	8,950	8,722
Agilent Technologies Inc.	5.000%	7/15/20	3,100	3,372
Agilent Technologies Inc.	3.200%	10/1/22	4,475	4,373
Agilent Technologies Inc.	3.875%	7/15/23	3,000	3,007
Allergan Inc.	3.375%	9/15/20	3,018	3,053
Allergan Inc.	2.800%	3/15/23	1,350	1,256
Altria Group Inc.	2.625%	1/14/20	5,000	5,005

48

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Altria Group Inc.	4.750%	5/5/21	9,150	10,122
Altria Group Inc.	2.850%	8/9/22	8,425	8,216
Altria Group Inc.	2.950%	5/2/23	750	726
Altria Group Inc.	4.000%	1/31/24	9,525	9,959
AmerisourceBergen Corp.	3.500%	11/15/21	4,900	5,054
AmerisourceBergen Corp.	3.400%	5/15/24	3,200	3,205
Amgen Inc.	3.450%	10/1/20	5,800	6,029
Amgen Inc.	4.100%	6/15/21	4,100	4,397
Amgen Inc.	3.875%	11/15/21	11,800	12,420
Amgen Inc.	3.625%	5/15/22	6,100	6,277
Amgen Inc.	3.625%	5/22/24	8,200	8,333
Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	6,375	6,188
Anheuser-Busch InBev Finance Inc.	3.700%	2/1/24	8,715	9,062
Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	12,100	13,702
Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	4,680	5,240
Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	1,175	1,283
Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	18,200	17,674
Archer-Daniels-Midland Co.	4.479%	3/1/21	4,150	4,586
Baxter International Inc.	4.250%	3/15/20	2,850	3,064
Baxter International Inc.	2.400%	8/15/22	1,625	1,551
Baxter International Inc.	3.200%	6/15/23	7,175	7,206
Beam Suntory Inc.	3.250%	5/15/22	925	932
Beam Suntory Inc.	3.250%	6/15/23	500	492
Becton Dickinson & Co.	3.250%	11/12/20	5,473	5,557
Becton Dickinson & Co.	3.125%	11/8/21	5,225	5,249
Becton Dickinson & Co.	3.734%	12/15/24	8,790	9,043
Bio-Rad Laboratories Inc.	4.875%	12/15/20	2,000	2,135
Boston Scientific Corp.	6.000%	1/15/20	4,400	4,954
Boston Scientific Corp.	4.125%	10/1/23	4,831	4,939
Bristol-Myers Squibb Co.	2.000%	8/1/22	6,525	6,171
Bristol-Myers Squibb Co.	7.150%	6/15/23	425	557
Brown-Forman Corp.	2.250%	1/15/23	575	547
Campbell Soup Co.	4.250%	4/15/21	1,568	1,701
Campbell Soup Co.	2.500%	8/2/22	3,000	2,873
Cardinal Health Inc.	4.625%	12/15/20	4,575	4,997
Cardinal Health Inc.	3.200%	6/15/22	100	100
Cardinal Health Inc.	3.200%	3/15/23	2,950	2,950
CareFusion Corp.	3.300%	3/1/23	2,000	1,976
Catholic Health Initiatives Colorado GO	2.950%	11/1/22	3,200	3,143
Celgene Corp.	3.950%	10/15/20	1,960	2,074
Celgene Corp.	3.250%	8/15/22	6,175	6,216
Celgene Corp.	4.000%	8/15/23	3,400	3,574
Celgene Corp.	3.625%	5/15/24	5,725	5,832
Clorox Co.	3.800%	11/15/21	100	106
Clorox Co.	3.050%	9/15/22	4,488	4,466
Clorox Co.	3.500%	12/15/24	4,000	4,027
Coca-Cola Co.	2.450%	11/1/20	8,725	8,791
Coca-Cola Co.	3.150%	11/15/20	3,785	3,956
Coca-Cola Co.	3.300%	9/1/21	10,925	11,471
Coca-Cola Co.	2.500%	4/1/23	925	909
Coca-Cola Co.	3.200%	11/1/23	11,650	12,011
Coca-Cola Enterprises Inc.	3.500%	9/15/20	2,350	2,440
Coca-Cola Enterprises Inc.	4.500%	9/1/21	2,000	2,197
Coca-Cola Femsa SAB de CV	4.625%	2/15/20	2,000	2,166
Coca-Cola Femsa SAB de CV	3.875%	11/26/23	6,900	7,236
Coca-Cola Refreshments USA Inc.	8.500%	2/1/22	300	409
Colgate-Palmolive Co.	2.450%	11/15/21	1,500	1,500
Colgate-Palmolive Co.	2.300%	5/3/22	3,000	2,956
Colgate-Palmolive Co.	2.100%	5/1/23	1,550	1,482
Colgate-Palmolive Co.	3.250%	3/15/24	1,500	1,552
ConAgra Foods Inc.	3.250%	9/15/22	2,875	2,836
ConAgra Foods Inc.	3.200%	1/25/23	6,515	6,330
Covidien International Finance SA	3.200%	6/15/22	6,475	6,529
Covidien International Finance SA	2.950%	6/15/23	8,175	8,011

49

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
CR Bard Inc.	4.400%	1/15/21	2,293	2,519
DENTSPLY International Inc.	4.125%	8/15/21	2,000	2,097
Diageo Capital plc	4.828%	7/15/20	1,415	1,575
Diageo Capital plc	2.625%	4/29/23	5,385	5,230
Diageo Investment Corp.	2.875%	5/11/22	12,050	12,038
Dignity Health	3.812%	11/1/24	3,000	3,105
Dignity Health California GO	3.125%	11/1/22	1,600	1,583
Dr Pepper Snapple Group Inc.	3.200%	11/15/21	2,500	2,554
Dr Pepper Snapple Group Inc.	2.700%	11/15/22	500	489
Energizer Holdings Inc.	4.700%	5/19/21	2,400	2,489
Energizer Holdings Inc.	4.700%	5/24/22	3,650	3,772
Estee Lauder Cos. Inc.	2.350%	8/15/22	2,603	2,509
Express Scripts Holding Co.	4.750%	11/15/21	3,823	4,222
Express Scripts Holding Co.	3.900%	2/15/22	10,675	11,167
Express Scripts Holding Co.	3.500%	6/15/24	5,900	5,886
Flowers Foods Inc.	4.375%	4/1/22	1,000	1,056
Fomento Economico Mexicano SAB de CV	2.875%	5/10/23	1,600	1,511
General Mills Inc.	3.150%	12/15/21	5,000	5,167
General Mills Inc.	3.650%	2/15/24	2,264	2,353
Gilead Sciences Inc.	2.350%	2/1/20	1,000	1,006
Gilead Sciences Inc.	4.500%	4/1/21	4,585	5,086
Gilead Sciences Inc.	4.400%	12/1/21	7,325	8,080
Gilead Sciences Inc.	3.700%	4/1/24	12,800	13,422
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	4,650	4,603
GlaxoSmithKline Capital plc	2.850%	5/8/22	11,875	11,875
Hasbro Inc.	3.150%	5/15/21	2,000	2,009
Hershey Co.	4.125%	12/1/20	2,000	2,168
Hershey Co.	2.625%	5/1/23	3,000	2,941
Hillshire Brands Co.	4.100%	9/15/20	173	178
Hormel Foods Corp.	4.125%	4/15/21	875	953
Ingredion Inc.	4.625%	11/1/20	2,000	2,146
International Flavors & Fragrances Inc.	3.200%	5/1/23	1,525	1,521
JM Smucker Co.	3.500%	10/15/21	3,950	4,144
Johnson & Johnson	2.950%	9/1/20	2,000	2,091
Johnson & Johnson	3.550%	5/15/21	675	734
Johnson & Johnson	2.450%	12/5/21	3,000	3,027
Johnson & Johnson	3.375%	12/5/23	6,000	6,427
Kaiser Foundation Hospitals	3.500%	4/1/22	1,825	1,875
Kellogg Co.	4.000%	12/15/20	4,923	5,275
Kimberly-Clark Corp.	3.625%	8/1/20	1,000	1,064
Kimberly-Clark Corp.	3.875%	3/1/21	2,095	2,288
Kimberly-Clark Corp.	2.400%	3/1/22	1,600	1,577
Kimberly-Clark Corp.	2.400%	6/1/23	1,625	1,568
Koninklijke Philips NV	3.750%	3/15/22	6,700	6,983
Kraft Foods Group Inc.	5.375%	2/10/20	1,923	2,181
Kraft Foods Group Inc.	3.500%	6/6/22	14,100	14,452
Kroger Co.	6.150%	1/15/20	3,704	4,284
Kroger Co.	3.300%	1/15/21	3,625	3,682
Kroger Co.	2.950%	11/1/21	750	743
Kroger Co.	3.400%	4/15/22	3,000	3,044
Kroger Co.	3.850%	8/1/23	1,660	1,723
Kroger Co.	4.000%	2/1/24	6,900	7,265
Laboratory Corp. of America Holdings	4.625%	11/15/20	1,000	1,074
Laboratory Corp. of America Holdings	3.750%	8/23/22	2,600	2,664
Laboratory Corp. of America Holdings	4.000%	11/1/23	1,875	1,923
Life Technologies Corp.	6.000%	3/1/20	4,000	4,567
Life Technologies Corp.	5.000%	1/15/21	4,025	4,438
Lorillard Tobacco Co.	6.875%	5/1/20	3,975	4,684
Lorillard Tobacco Co.	3.750%	5/20/23	2,975	2,947
Mattel Inc.	3.150%	3/15/23	2,000	1,970
McCormick & Co. Inc.	3.900%	7/15/21	1,850	1,998
McCormick & Co. Inc.	3.500%	9/1/23	475	500
McKesson Corp.	4.750%	3/1/21	3,300	3,632
McKesson Corp.	2.700%	12/15/22	2,000	1,909

50

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
McKesson Corp.	3.796%	3/15/24	7,300	7,520
6 Medtronic Inc.	2.500%	3/15/20	9,600	9,632
Medtronic Inc.	4.450%	3/15/20	10,910	11,928
Medtronic Inc.	4.125%	3/15/21	200	215
Medtronic Inc.	3.125%	3/15/22	3,385	3,423
6 Medtronic Inc.	3.150%	3/15/22	12,000	12,154
Medtronic Inc.	2.750%	4/1/23	7,075	6,952
Medtronic Inc.	3.625%	3/15/24	2,000	2,077
Merck & Co. Inc.	3.875%	1/15/21	11,550	12,466
Merck & Co. Inc.	2.400%	9/15/22	6,120	5,976
Merck & Co. Inc.	2.800%	5/18/23	10,600	10,537
Molson Coors Brewing Co.	3.500%	5/1/22	2,800	2,829
Mondelez International Inc.	5.375%	2/10/20	10,402	11,775
Mondelez International Inc.	4.000%	2/1/24	10,147	10,610
Mylan Inc.	4.200%	11/29/23	6,725	7,003
Newell Rubbermaid Inc.	4.000%	6/15/22	4,400	4,569
Newell Rubbermaid Inc.	4.000%	12/1/24	1,100	1,125
Novartis Capital Corp.	4.400%	4/24/20	6,300	6,965
Novartis Capital Corp.	2.400%	9/21/22	5,727	5,651
Novartis Capital Corp.	3.400%	5/6/24	12,725	13,231
Partners Healthcare System Massachusetts GO	3.443%	7/1/21	1,325	1,398
PepsiCo Inc.	4.500%	1/15/20	1,900	2,093
PepsiCo Inc.	3.125%	11/1/20	4,400	4,567
PepsiCo Inc.	3.000%	8/25/21	11,650	11,989
PepsiCo Inc.	2.750%	3/5/22	6,650	6,641
PepsiCo Inc.	2.750%	3/1/23	6,800	6,726
PepsiCo Inc.	3.600%	3/1/24	2,625	2,737
PerkinElmer Inc.	5.000%	11/15/21	3,850	4,241
Perrigo Co. plc	4.000%	11/15/23	4,725	4,870
Perrigo Finance plc	3.500%	12/15/21	2,800	2,833
Perrigo Finance plc	3.900%	12/15/24	1,900	1,927
Pfizer Inc.	3.000%	6/15/23	2,843	2,866
Pfizer Inc.	3.400%	5/15/24	12,250	12,769
Philip Morris International Inc.	4.500%	3/26/20	1,700	1,866
Philip Morris International Inc.	4.125%	5/17/21	2,000	2,175
Philip Morris International Inc.	2.900%	11/15/21	5,500	5,558
Philip Morris International Inc.	2.500%	8/22/22	3,625	3,546
Philip Morris International Inc.	2.625%	3/6/23	3,700	3,600
Philip Morris International Inc.	3.600%	11/15/23	3,225	3,367
Philip Morris International Inc.	3.250%	11/10/24	5,600	5,614
Procter & Gamble Co.	2.300%	2/6/22	5,000	4,964
Procter & Gamble Co.	3.100%	8/15/23	8,920	9,199
Quest Diagnostics Inc.	4.750%	1/30/20	2,100	2,266
Quest Diagnostics Inc.	4.700%	4/1/21	1,350	1,468
Quest Diagnostics Inc.	4.250%	4/1/24	1,700	1,752
Reynolds American Inc.	3.250%	11/1/22	4,350	4,238
Reynolds American Inc.	4.850%	9/15/23	3,000	3,233
Safeway Inc.	3.950%	8/15/20	3,559	3,620
Sanofi	4.000%	3/29/21	14,250	15,501
St. Jude Medical Inc.	3.250%	4/15/23	6,910	6,910
Stryker Corp.	4.375%	1/15/20	2,460	2,632
Stryker Corp.	3.375%	5/15/24	3,625	3,658
Sysco Corp.	3.000%	10/2/21	4,150	4,213
Sysco Corp.	2.600%	6/12/22	1,950	1,923
Sysco Corp.	3.500%	10/2/24	7,250	7,467
Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	8,985	9,209
Teva Pharmaceutical Finance Co. BV	2.950%	12/18/22	8,550	8,330
Teva Pharmaceutical Finance IV BV	3.650%	11/10/21	1,485	1,519
Teva Pharmaceutical Finance IV LLC	2.250%	3/18/20	2,725	2,676
Thermo Fisher Scientific Inc.	4.700%	5/1/20	650	710
Thermo Fisher Scientific Inc.	4.500%	3/1/21	2,950	3,195
Thermo Fisher Scientific Inc.	3.600%	8/15/21	15,845	16,343
Thermo Fisher Scientific Inc.	3.300%	2/15/22	2,800	2,807
Thermo Fisher Scientific Inc.	3.150%	1/15/23	1,275	1,255

51

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Thermo Fisher Scientific Inc.	4.150%	2/1/24	3,500	3,678
Tupperware Brands Corp.	4.750%	6/1/21	3,225	3,456
Tyson Foods Inc.	4.500%	6/15/22	5,150	5,569
Tyson Foods Inc.	3.950%	8/15/24	5,800	6,006
Unilever Capital Corp.	4.250%	2/10/21	6,880	7,618
Whirlpool Corp.	4.850%	6/15/21	3,500	3,842
Whirlpool Corp.	3.700%	3/1/23	1,500	1,524
Whirlpool Corp.	4.000%	3/1/24	1,925	2,004
Zeneca Wilmington Inc.	7.000%	11/15/23	3,000	3,895
Zimmer Holdings Inc.	3.375%	11/30/21	850	863
Zoetis Inc.	3.250%	2/1/23	8,860	8,754
Energy (4.5%)
Anadarko Petroleum Corp.	3.450%	7/15/24	5,000	4,892
Apache Corp.	3.625%	2/1/21	4,825	4,876
Apache Corp.	3.250%	4/15/22	5,286	5,198
BP Capital Markets plc	2.521%	1/15/20	2,400	2,398
BP Capital Markets plc	4.500%	10/1/20	8,850	9,524
BP Capital Markets plc	4.742%	3/11/21	8,900	9,678
BP Capital Markets plc	3.561%	11/1/21	2,600	2,655
BP Capital Markets plc	3.245%	5/6/22	11,485	11,289
BP Capital Markets plc	2.500%	11/6/22	8,275	7,707
BP Capital Markets plc	2.750%	5/10/23	17,063	16,037
BP Capital Markets plc	3.994%	9/26/23	6,800	6,972
BP Capital Markets plc	3.814%	2/10/24	4,155	4,191
BP Capital Markets plc	3.535%	11/4/24	375	368
Buckeye Partners LP	4.875%	2/1/21	3,785	3,974
Buckeye Partners LP	4.150%	7/1/23	4,000	3,919
Cameron International Corp.	4.500%	6/1/21	2,575	2,711
Cameron International Corp.	3.600%	4/30/22	850	840
Cameron International Corp.	4.000%	12/15/23	3,000	3,011
Cameron International Corp.	3.700%	6/15/24	4,550	4,409
Canadian Natural Resources Ltd.	3.450%	11/15/21	875	870
Canadian Natural Resources Ltd.	3.800%	4/15/24	525	518
Cenovus Energy Inc.	3.000%	8/15/22	4,275	4,012
CenterPoint Energy Resources Corp.	4.500%	1/15/21	4,677	5,131
Chevron Corp.	2.427%	6/24/20	6,500	6,538
Chevron Corp.	2.355%	12/5/22	14,260	13,782
Chevron Corp.	3.191%	6/24/23	8,575	8,754
ConocoPhillips	6.000%	1/15/20	3,826	4,445
ConocoPhillips Co.	2.875%	11/15/21	500	504
ConocoPhillips Co.	2.400%	12/15/22	5,095	4,898
ConocoPhillips Co.	3.350%	11/15/24	8,700	8,787
Continental Resources Inc.	5.000%	9/15/22	12,550	12,142
Continental Resources Inc.	4.500%	4/15/23	11,611	11,017
Continental Resources Inc.	3.800%	6/1/24	4,700	4,160
Copano Energy LLC / Copano Energy Finance Corp.	7.125%	4/1/21	2,970	3,260
DCP Midstream Operating LP	4.950%	4/1/22	3,050	3,187
DCP Midstream Operating LP	3.875%	3/15/23	4,950	4,736
Devon Energy Corp.	4.000%	7/15/21	4,000	4,144
Devon Energy Corp.	3.250%	5/15/22	3,100	3,042
Diamond Offshore Drilling Inc.	3.450%	11/1/23	425	395
Dominion Gas Holdings LLC	3.550%	11/1/23	6,791	6,920
El Paso Pipeline Partners Operating Co. LLC	6.500%	4/1/20	3,500	3,934
El Paso Pipeline Partners Operating Co. LLC	5.000%	10/1/21	7,500	7,889
El Paso Pipeline Partners Operating Co. LLC	4.300%	5/1/24	3,635	3,613
6 Enable Midstream Partners LP	3.900%	5/15/24	2,900	2,792
Enbridge Energy Partners LP	5.200%	3/15/20	2,175	2,369
Enbridge Energy Partners LP	4.200%	9/15/21	3,675	3,840
Enbridge Inc.	4.000%	10/1/23	950	919
Enbridge Inc.	3.500%	6/10/24	3,650	3,434
Encana Corp.	3.900%	11/15/21	3,835	3,784
Energy Transfer Partners LP	4.150%	10/1/20	2,700	2,772
Energy Transfer Partners LP	4.650%	6/1/21	425	441

52

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Energy Transfer Partners LP	5.200%	2/1/22	8,530	9,138
Energy Transfer Partners LP	3.600%	2/1/23	9,000	8,802
Energy Transfer Partners LP	4.900%	2/1/24	2,000	2,095
EnLink Midstream Partners LP	4.400%	4/1/24	1,575	1,594
Ensco plc	4.700%	3/15/21	7,735	7,772
Enterprise Products Operating LLC	5.250%	1/31/20	7,625	8,428
Enterprise Products Operating LLC	5.200%	9/1/20	5,075	5,623
Enterprise Products Operating LLC	4.050%	2/15/22	2,450	2,545
Enterprise Products Operating LLC	3.350%	3/15/23	9,140	9,043
Enterprise Products Operating LLC	3.900%	2/15/24	2,600	2,636
EOG Resources Inc.	4.400%	6/1/20	2,700	2,936
EOG Resources Inc.	4.100%	2/1/21	9,675	10,339
EOG Resources Inc.	2.625%	3/15/23	5,955	5,722
EQT Corp.	4.875%	11/15/21	2,215	2,381
EQT Midstream Partners LP	4.000%	8/1/24	2,600	2,575
Exxon Mobil Corp.	3.176%	3/15/24	2,000	2,067
FMC Technologies Inc.	3.450%	10/1/22	2,975	2,900
Gulf South Pipeline Co. LP	4.000%	6/15/22	3,175	3,131
Halliburton Co.	3.250%	11/15/21	2,200	2,241
Halliburton Co.	3.500%	8/1/23	4,575	4,670
Hess Corp.	3.500%	7/15/24	1,500	1,434
Husky Energy Inc.	4.000%	4/15/24	5,105	5,042
Kerr-McGee Corp.	6.950%	7/1/24	2,675	3,271
Kinder Morgan Energy Partners LP	6.850%	2/15/20	12,275	14,100
Kinder Morgan Energy Partners LP	3.500%	3/1/21	750	740
Kinder Morgan Energy Partners LP	5.800%	3/1/21	2,150	2,381
Kinder Morgan Energy Partners LP	4.150%	3/1/22	1,475	1,487
Kinder Morgan Energy Partners LP	3.950%	9/1/22	4,175	4,142
Kinder Morgan Energy Partners LP	3.450%	2/15/23	4,050	3,878
Kinder Morgan Energy Partners LP	3.500%	9/1/23	4,850	4,612
Kinder Morgan Energy Partners LP	4.150%	2/1/24	3,475	3,467
Kinder Morgan Inc.	6.500%	9/15/20	2,000	2,267
Magellan Midstream Partners LP	4.250%	2/1/21	1,300	1,402
Marathon Oil Corp.	2.800%	11/1/22	4,750	4,434
Marathon Petroleum Corp.	5.125%	3/1/21	7,660	8,441
Marathon Petroleum Corp.	3.625%	9/15/24	3,600	3,512
Murphy Oil Corp.	4.000%	6/1/22	1,450	1,334
Murphy Oil Corp.	3.700%	12/1/22	4,600	4,110
Nabors Industries Inc.	5.000%	9/15/20	1,450	1,422
Nabors Industries Inc.	4.625%	9/15/21	3,800	3,571
Nabors Industries Inc.	5.100%	9/15/23	3,525	3,353
National Oilwell Varco Inc.	2.600%	12/1/22	10,188	9,600
Nisource Finance Corp.	5.450%	9/15/20	4,022	4,562
Nisource Finance Corp.	4.450%	12/1/21	1,640	1,772
Nisource Finance Corp.	6.125%	3/1/22	3,775	4,476
Nisource Finance Corp.	3.850%	2/15/23	600	622
Noble Energy Inc.	4.150%	12/15/21	5,925	6,014
Noble Energy Inc.	3.900%	11/15/24	3,450	3,416
Noble Holding International Ltd.	4.900%	8/1/20	2,790	2,607
Noble Holding International Ltd.	4.625%	3/1/21	1,800	1,647
Noble Holding International Ltd.	3.950%	3/15/22	2,825	2,444
Occidental Petroleum Corp.	4.100%	2/1/21	8,925	9,456
Occidental Petroleum Corp.	3.125%	2/15/22	7,725	7,688
Occidental Petroleum Corp.	2.700%	2/15/23	7,600	7,220
Oceaneering International Inc.	4.650%	11/15/24	2,775	2,721
ONEOK Partners LP	3.375%	10/1/22	5,739	5,335
ONEOK Partners LP	5.000%	9/15/23	2,000	2,029
Phillips 66	4.300%	4/1/22	10,550	11,140
Pioneer Natural Resources Co.	7.500%	1/15/20	3,600	4,215
Pioneer Natural Resources Co.	3.950%	7/15/22	3,000	2,969
Plains All American Pipeline LP / PAA Finance Corp.	5.750%	1/15/20	2,760	3,120
Plains All American Pipeline LP / PAA Finance Corp.	5.000%	2/1/21	4,975	5,474
Plains All American Pipeline LP / PAA Finance Corp.	3.650%	6/1/22	4,805	4,833
Plains All American Pipeline LP / PAA Finance Corp.	3.850%	10/15/23	1,464	1,485

53

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Plains All American Pipeline LP / PAA Finance Corp.	3.600%	11/1/24	5,925	5,828
Pride International Inc.	6.875%	8/15/20	7,910	8,877
Rowan Cos. Inc.	4.875%	6/1/22	5,725	5,553
Rowan Cos. Inc.	4.750%	1/15/24	400	378
Sasol Financing International plc	4.500%	11/14/22	5,200	5,150
Schlumberger Investment SA	3.650%	12/1/23	7,545	7,830
Shell International Finance BV	4.375%	3/25/20	7,050	7,717
Shell International Finance BV	2.375%	8/21/22	5,345	5,145
Shell International Finance BV	2.250%	1/6/23	9,775	9,339
Shell International Finance BV	3.400%	8/12/23	6,750	6,926
Southwestern Energy Co.	4.100%	3/15/22	5,507	5,406
Spectra Energy Capital LLC	3.300%	3/15/23	3,910	3,715
Spectra Energy Partners LP	4.600%	6/15/21	1,850	2,013
Spectra Energy Partners LP	4.750%	3/15/24	5,900	6,246
Suncor Energy Inc.	3.600%	12/1/24	2,250	2,220
Sunoco Logistics Partners Operations LP	3.450%	1/15/23	925	887
Sunoco Logistics Partners Operations LP	4.250%	4/1/24	4,800	4,843
Talisman Energy Inc.	3.750%	2/1/21	8,850	8,582
Total Capital Canada Ltd.	2.750%	7/15/23	3,400	3,287
Total Capital International SA	2.750%	6/19/21	5,000	5,001
Total Capital International SA	2.875%	2/17/22	5,215	5,166
Total Capital International SA	2.700%	1/25/23	8,800	8,474
Total Capital International SA	3.700%	1/15/24	8,525	8,807
Total Capital International SA	3.750%	4/10/24	850	884
Total Capital SA	4.450%	6/24/20	12,125	13,289
Total Capital SA	4.125%	1/28/21	6,130	6,572
Total Capital SA	4.250%	12/15/21	2,230	2,415
TransCanada PipeLines Ltd.	3.800%	10/1/20	4,600	4,729
TransCanada PipeLines Ltd.	2.500%	8/1/22	8,800	8,290
TransCanada PipeLines Ltd.	3.750%	10/16/23	3,600	3,608
Transocean Inc.	6.500%	11/15/20	5,825	5,490
Transocean Inc.	6.375%	12/15/21	9,138	8,430
Transocean Inc.	3.800%	10/15/22	1,525	1,235
Valero Energy Corp.	6.125%	2/1/20	2,680	3,039
Weatherford International Ltd.	4.500%	4/15/22	6,544	5,829
Western Gas Partners LP	5.375%	6/1/21	9,725	10,651
Williams Cos. Inc.	7.875%	9/1/21	279	322
Williams Cos. Inc.	3.700%	1/15/23	7,000	6,288
Williams Cos. Inc.	4.550%	6/24/24	6,000	5,583
Williams Partners LP	5.250%	3/15/20	8,835	9,592
Williams Partners LP	4.000%	11/15/21	4,625	4,636
Williams Partners LP	3.350%	8/15/22	5,150	4,922
Williams Partners LP	4.300%	3/4/24	6,250	6,203
Other Industrial (0.1%)
Cintas Corp. No 2	4.300%	6/1/21	1,300	1,405
Cintas Corp. No 2	3.250%	6/1/22	1,450	1,478
Fluor Corp.	3.375%	9/15/21	2,300	2,399
Fluor Corp.	3.500%	12/15/24	2,800	2,786
Howard Hughes Medical Institute	3.500%	9/1/23	4,476	4,690
Technology (2.7%)
Adobe Systems Inc.	4.750%	2/1/20	4,325	4,746
Altera Corp.	4.100%	11/15/23	8,025	8,327
Amphenol Corp.	3.125%	9/15/21	2,500	2,512
Amphenol Corp.	4.000%	2/1/22	1,950	2,047
Analog Devices Inc.	2.875%	6/1/23	2,825	2,725
Apple Inc.	2.850%	5/6/21	23,425	23,929
Apple Inc.	2.400%	5/3/23	27,150	26,328
Apple Inc.	3.450%	5/6/24	14,265	14,949
Applied Materials Inc.	4.300%	6/15/21	3,725	4,048
Arrow Electronics Inc.	6.000%	4/1/20	1,184	1,332
Arrow Electronics Inc.	5.125%	3/1/21	2,000	2,165
Arrow Electronics Inc.	4.500%	3/1/23	1,725	1,782
Autodesk Inc.	3.600%	12/15/22	1,550	1,533

54

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Avnet Inc.	4.875%	12/1/22	3,725	3,959
Baidu Inc.	3.500%	11/28/22	3,725	3,688
Broadcom Corp.	2.500%	8/15/22	2,500	2,402
Broadcom Corp.	3.500%	8/1/24	2,675	2,692
Broadridge Financial Solutions Inc.	3.950%	9/1/20	1,900	1,985
CA Inc.	4.500%	8/15/23	2,800	2,922
Cadence Design Systems Inc.	4.375%	10/15/24	1,875	1,905
Cisco Systems Inc.	4.450%	1/15/20	12,144	13,358
Cisco Systems Inc.	2.900%	3/4/21	2,000	2,045
Cisco Systems Inc.	3.625%	3/4/24	7,150	7,482
Corning Inc.	4.250%	8/15/20	1,657	1,801
Corning Inc.	3.700%	11/15/23	2,500	2,582
Dun & Bradstreet Corp.	4.375%	12/1/22	1,225	1,257
EMC Corp.	2.650%	6/1/20	10,597	10,644
EMC Corp.	3.375%	6/1/23	5,253	5,240
Equifax Inc.	3.300%	12/15/22	1,070	1,062
Fidelity National Information Services Inc.	5.000%	3/15/22	2,225	2,361
Fidelity National Information Services Inc.	3.500%	4/15/23	14,953	14,835
Fidelity National Information Services Inc.	3.875%	6/5/24	2,760	2,791
Fiserv Inc.	4.625%	10/1/20	4,747	5,171
Fiserv Inc.	3.500%	10/1/22	1,615	1,630
Google Inc.	3.625%	5/19/21	2,435	2,607
Google Inc.	3.375%	2/25/24	4,500	4,689
Harris Corp.	4.400%	12/15/20	4,740	5,074
Hewlett-Packard Co.	4.300%	6/1/21	9,425	9,931
Hewlett-Packard Co.	4.375%	9/15/21	13,950	14,621
Hewlett-Packard Co.	4.650%	12/9/21	8,550	9,177
Ingram Micro Inc.	4.950%	12/15/24	4,350	4,350
Intel Corp.	3.300%	10/1/21	13,523	14,172
Intel Corp.	2.700%	12/15/22	8,700	8,650
International Business Machines Corp.	1.625%	5/15/20	5,296	5,103
International Business Machines Corp.	1.875%	8/1/22	7,700	7,177
International Business Machines Corp.	3.375%	8/1/23	8,675	8,873
International Business Machines Corp.	3.625%	2/12/24	11,900	12,401
Jabil Circuit Inc.	5.625%	12/15/20	3,188	3,395
Jabil Circuit Inc.	4.700%	9/15/22	1,700	1,687
Juniper Networks Inc.	4.600%	3/15/21	725	758
Juniper Networks Inc.	4.500%	3/15/24	2,025	2,045
6 Keysight Technologies Inc.	4.550%	10/30/24	3,000	2,995
KLA-Tencor Corp.	4.125%	11/1/21	3,000	3,074
KLA-Tencor Corp.	4.650%	11/1/24	6,370	6,588
Lender Processing Services Inc / Black Knight Lending
Solutions Inc	5.750%	4/15/23	3,680	3,892
Lexmark International Inc.	5.125%	3/15/20	1,725	1,842
Maxim Integrated Products Inc.	3.375%	3/15/23	2,375	2,351
Microsoft Corp.	3.000%	10/1/20	4,025	4,228
Microsoft Corp.	2.125%	11/15/22	4,100	3,985
Microsoft Corp.	2.375%	5/1/23	4,925	4,832
Microsoft Corp.	3.625%	12/15/23	6,225	6,649
Motorola Solutions Inc.	3.750%	5/15/22	6,450	6,462
Motorola Solutions Inc.	4.000%	9/1/24	3,450	3,466
NetApp Inc.	3.375%	6/15/21	3,400	3,407
Oracle Corp.	3.875%	7/15/20	10,940	11,793
Oracle Corp.	2.800%	7/8/21	7,440	7,528
Oracle Corp.	2.500%	10/15/22	22,254	21,592
Oracle Corp.	3.625%	7/15/23	2,900	3,035
Oracle Corp.	3.400%	7/8/24	10,140	10,380
Pitney Bowes Inc.	4.625%	3/15/24	4,200	4,341
Seagate HDD Cayman	6.875%	5/1/20	3,231	3,393
Seagate HDD Cayman	4.750%	6/1/23	4,450	4,628
Symantec Corp.	4.200%	9/15/20	4,005	4,146
Symantec Corp.	3.950%	6/15/22	2,650	2,674
Telefonaktiebolaget LM Ericsson	4.125%	5/15/22	5,750	6,042
Total System Services Inc.	3.750%	6/1/23	1,600	1,568

55

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Trimble Navigation Ltd.	4.750%	12/1/24	1,500	1,542
Tyco Electronics Group SA	4.875%	1/15/21	2,577	2,830
Tyco Electronics Group SA	3.500%	2/3/22	3,075	3,178
Tyco Electronics Group SA	3.450%	8/1/24	950	969
Verisk Analytics Inc.	4.125%	9/12/22	4,575	4,769
Xerox Corp.	2.800%	5/15/20	2,425	2,383
Xerox Corp.	4.500%	5/15/21	6,050	6,467
Xerox Corp.	3.800%	5/15/24	1,550	1,516
Xilinx Inc.	3.000%	3/15/21	3,970	3,963
Transportation (0.9%)
5 American Airlines 2011-1 Class A Pass Through Trust	5.250%	7/31/22	499	536
5 American Airlines 2013-2 Class A Pass Through Trust	4.950%	7/15/24	7,033	7,534
Burlington Northern Santa Fe LLC	3.600%	9/1/20	800	839
Burlington Northern Santa Fe LLC	4.100%	6/1/21	777	841
Burlington Northern Santa Fe LLC	3.450%	9/15/21	5,175	5,395
Burlington Northern Santa Fe LLC	3.050%	3/15/22	4,125	4,122
Burlington Northern Santa Fe LLC	3.050%	9/1/22	4,200	4,220
Burlington Northern Santa Fe LLC	3.000%	3/15/23	3,700	3,689
Burlington Northern Santa Fe LLC	3.850%	9/1/23	4,225	4,444
Burlington Northern Santa Fe LLC	3.750%	4/1/24	2,650	2,761
Burlington Northern Santa Fe LLC	3.400%	9/1/24	3,700	3,770
Canadian National Railway Co.	2.850%	12/15/21	2,950	3,013
Canadian National Railway Co.	2.250%	11/15/22	1,200	1,160
Canadian National Railway Co.	2.950%	11/21/24	500	500
Canadian Pacific Railway Co.	4.450%	3/15/23	2,780	3,052
Canadian Pacific Railway Ltd.	4.500%	1/15/22	1,600	1,770
5 Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	10/19/23	2,890	3,153
5 Continental Airlines 2010-1 Class A Pass Through Trust	4.750%	7/12/22	4,053	4,322
5 Continental Airlines 2012-1 Class A Pass Through Trust	4.150%	10/11/25	3,751	3,854
5 Continental Airlines 2012-2 Class A Pass Through Trust	4.000%	4/29/26	3,266	3,332
CSX Corp.	4.250%	6/1/21	7,325	7,948
CSX Corp.	3.700%	11/1/23	5,375	5,613
5 Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	3,082	3,575
5 Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	11/7/21	1,730	1,846
FedEx Corp.	2.625%	8/1/22	3,528	3,455
FedEx Corp.	4.000%	1/15/24	3,975	4,219
JB Hunt Transport Services Inc.	3.850%	3/15/24	2,300	2,411
Kansas City Southern de Mexico SA de CV	2.350%	5/15/20	3,325	3,187
Kansas City Southern de Mexico SA de CV	3.000%	5/15/23	800	777
Norfolk Southern Corp.	3.250%	12/1/21	2,918	2,987
Norfolk Southern Corp.	3.000%	4/1/22	2,200	2,211
Norfolk Southern Corp.	2.903%	2/15/23	5,099	5,042
Norfolk Southern Corp.	3.850%	1/15/24	2,000	2,100
Norfolk Southern Railway Co.	9.750%	6/15/20	411	548
5 Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	933	1,071
Trinity Industries Inc.	4.550%	10/1/24	1,500	1,457
Union Pacific Corp.	4.000%	2/1/21	5,300	5,785
Union Pacific Corp.	4.163%	7/15/22	7,296	8,013
Union Pacific Corp.	2.950%	1/15/23	1,575	1,590
Union Pacific Corp.	2.750%	4/15/23	1,800	1,787
United Parcel Service Inc.	3.125%	1/15/21	6,650	6,968
United Parcel Service Inc.	2.450%	10/1/22	13,206	13,022
United Parcel Service of America Inc.	8.375%	4/1/20	500	643
				4,306,808
Utilities (2.2%)
Electric (2.1%)
Alabama Power Co.	3.375%	10/1/20	745	779
Alabama Power Co.	3.550%	12/1/23	1,600	1,687
Ameren Illinois Co.	2.700%	9/1/22	3,465	3,443
Appalachian Power Co.	7.950%	1/15/20	975	1,217
Appalachian Power Co.	4.600%	3/30/21	1,700	1,886
Arizona Public Service Co.	3.350%	6/15/24	1,450	1,497
Baltimore Gas & Electric Co.	3.500%	11/15/21	3,575	3,753

56

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Baltimore Gas & Electric Co.	3.350%	7/1/23	2,509	2,572
6 Berkshire Hathaway Energy Co.	2.400%	2/1/20	2,000	1,991
Berkshire Hathaway Energy Co.	3.750%	11/15/23	4,575	4,778
Cleveland Electric Illuminating Co.	5.500%	8/15/24	250	296
CMS Energy Corp.	6.250%	2/1/20	2,000	2,312
CMS Energy Corp.	5.050%	3/15/22	3,500	3,858
CMS Energy Corp.	3.875%	3/1/24	4,845	4,997
Commonwealth Edison Co.	4.000%	8/1/20	3,538	3,795
Commonwealth Edison Co.	3.400%	9/1/21	2,050	2,137
Commonwealth Edison Co.	3.100%	11/1/24	550	548
Connecticut Light & Power Co.	2.500%	1/15/23	5,708	5,553
Consolidated Edison Co. of New York Inc.	4.450%	6/15/20	2,000	2,203
Constellation Energy Group Inc.	5.150%	12/1/20	2,835	3,138
Consumers Energy Co.	5.650%	4/15/20	1,075	1,232
Consumers Energy Co.	2.850%	5/15/22	3,000	2,988
Consumers Energy Co.	3.375%	8/15/23	1,700	1,754
Consumers Energy Co.	3.125%	8/31/24	3,000	3,021
Delmarva Power & Light Co.	3.500%	11/15/23	4,825	5,000
Dominion Resources Inc.	4.450%	3/15/21	4,225	4,578
Dominion Resources Inc.	2.750%	9/15/22	1,600	1,552
Dominion Resources Inc.	3.625%	12/1/24	1,450	1,470
5 Dominion Resources Inc.	5.750%	10/1/54	3,600	3,758
DTE Electric Co.	3.450%	10/1/20	4,030	4,211
DTE Electric Co.	3.900%	6/1/21	800	866
DTE Electric Co.	2.650%	6/15/22	1,450	1,430
DTE Energy Co.	3.500%	6/1/24	5,083	5,144
Duke Energy Carolinas LLC	4.300%	6/15/20	3,075	3,338
Duke Energy Carolinas LLC	3.900%	6/15/21	2,000	2,152
Duke Energy Corp.	3.050%	8/15/22	3,535	3,554
Duke Energy Corp.	3.950%	10/15/23	2,150	2,281
Duke Energy Corp.	3.750%	4/15/24	1,750	1,827
Duke Energy Florida Inc.	3.100%	8/15/21	2,000	2,054
Duke Energy Indiana Inc.	3.750%	7/15/20	3,899	4,130
Duke Energy Progress Inc.	3.000%	9/15/21	5,400	5,538
Duke Energy Progress Inc.	2.800%	5/15/22	2,500	2,505
Entergy Arkansas Inc.	3.050%	6/1/23	3,800	3,800
Entergy Corp.	5.125%	9/15/20	2,625	2,850
Entergy Gulf States Louisiana LLC	3.950%	10/1/20	2,500	2,674
Entergy Gulf States Louisiana LLC	5.590%	10/1/24	300	355
Entergy Louisiana LLC	4.050%	9/1/23	4,500	4,826
Entergy Louisiana LLC	5.400%	11/1/24	1,575	1,840
Entergy Mississippi Inc.	3.100%	7/1/23	175	174
Exelon Generation Co. LLC	4.000%	10/1/20	5,800	6,050
Exelon Generation Co. LLC	4.250%	6/15/22	4,000	4,152
FirstEnergy Solutions Corp.	6.050%	8/15/21	2,600	2,880
Florida Power & Light Co.	2.750%	6/1/23	7,125	7,072
Florida Power & Light Co.	3.250%	6/1/24	2,400	2,459
Georgia Power Co.	2.850%	5/15/22	4,300	4,320
Great Plains Energy Inc.	4.850%	6/1/21	4,995	5,472
Indiana Michigan Power Co.	3.200%	3/15/23	825	830
Integrys Energy Group Inc.	4.170%	11/1/20	1,170	1,248
ITC Holdings Corp.	4.050%	7/1/23	900	938
ITC Holdings Corp.	3.650%	6/15/24	2,025	2,054
Kansas City Power & Light Co.	3.150%	3/15/23	1,225	1,230
Kentucky Utilities Co.	3.250%	11/1/20	2,300	2,381
LG&E & KU Energy LLC	3.750%	11/15/20	5,525	5,760
MidAmerican Energy Co.	3.500%	10/15/24	3,300	3,416
National Rural Utilities Cooperative Finance Corp.	2.350%	6/15/20	2,750	2,731
National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	4,200	4,237
5 National Rural Utilities Cooperative Finance Corp.	4.750%	4/30/43	2,100	2,080
NextEra Energy Capital Holdings Inc.	4.500%	6/1/21	3,000	3,242
NextEra Energy Capital Holdings Inc.	3.625%	6/15/23	325	330
Northeast Utilities	2.800%	5/1/23	2,000	1,936
Northern States Power Co.	2.150%	8/15/22	825	793

57

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Northern States Power Co.	2.600%	5/15/23	1,300	1,280
NSTAR Electric Co.	2.375%	10/15/22	1,575	1,523
Ohio Power Co.	5.375%	10/1/21	4,585	5,317
Oncor Electric Delivery Co. LLC	4.100%	6/1/22	2,950	3,170
Oncor Electric Delivery Co. LLC	7.000%	9/1/22	1,660	2,103
Pacific Gas & Electric Co.	3.500%	10/1/20	7,985	8,295
Pacific Gas & Electric Co.	4.250%	5/15/21	200	216
Pacific Gas & Electric Co.	3.250%	9/15/21	2,500	2,553
Pacific Gas & Electric Co.	2.450%	8/15/22	2,425	2,335
Pacific Gas & Electric Co.	3.250%	6/15/23	2,150	2,159
Pacific Gas & Electric Co.	3.750%	2/15/24	1,800	1,875
Pacific Gas & Electric Co.	3.400%	8/15/24	2,875	2,910
PacifiCorp	3.850%	6/15/21	400	429
PacifiCorp	2.950%	2/1/22	4,862	4,927
PacifiCorp	3.600%	4/1/24	2,925	3,020
Peco Energy Co.	2.375%	9/15/22	2,450	2,378
Pennsylvania Electric Co.	5.200%	4/1/20	1,700	1,871
Potomac Electric Power Co.	3.600%	3/15/24	150	157
PPL Capital Funding Inc.	4.200%	6/15/22	2,501	2,647
PPL Capital Funding Inc.	3.500%	12/1/22	1,760	1,783
PPL Capital Funding Inc.	3.400%	6/1/23	7,100	7,110
PPL Capital Funding Inc.	3.950%	3/15/24	975	1,017
PPL Electric Utilities Corp.	3.000%	9/15/21	3,600	3,659
Progress Energy Inc.	4.400%	1/15/21	2,381	2,596
Progress Energy Inc.	3.150%	4/1/22	3,575	3,623
PSEG Power LLC	5.125%	4/15/20	3,937	4,331
PSEG Power LLC	4.150%	9/15/21	1,225	1,289
Public Service Co. of Colorado	3.200%	11/15/20	3,300	3,432
Public Service Co. of Colorado	2.500%	3/15/23	1,300	1,268
Public Service Co. of New Hampshire	3.500%	11/1/23	1,325	1,370
Public Service Co. of Oklahoma	4.400%	2/1/21	2,000	2,193
Public Service Electric & Gas Co.	3.500%	8/15/20	2,000	2,105
Public Service Electric & Gas Co.	2.375%	5/15/23	2,679	2,577
Public Service Electric & Gas Co.	3.150%	8/15/24	2,550	2,594
Public Service Electric & Gas Co.	3.050%	11/15/24	850	854
Puget Energy Inc.	6.500%	12/15/20	2,225	2,622
Puget Energy Inc.	6.000%	9/1/21	1,750	2,047
Puget Energy Inc.	5.625%	7/15/22	4,925	5,700
San Diego Gas & Electric Co.	3.000%	8/15/21	1,950	1,998
San Diego Gas & Electric Co.	3.600%	9/1/23	4,400	4,627
SCANA Corp.	4.750%	5/15/21	3,500	3,774
SCANA Corp.	4.125%	2/1/22	2,825	2,929
Sierra Pacific Power Co.	3.375%	8/15/23	1,400	1,454
Southern California Edison Co.	3.875%	6/1/21	2,589	2,813
Southern California Edison Co.	3.500%	10/1/23	2,225	2,340
Southwestern Electric Power Co.	3.550%	2/15/22	1,575	1,622
Tampa Electric Co.	5.400%	5/15/21	3,500	4,091
Tampa Electric Co.	2.600%	9/15/22	2,050	2,006
TECO Finance Inc.	5.150%	3/15/20	1,550	1,730
TransAlta Corp.	4.500%	11/15/22	2,200	2,210
6 Tri-State Generation & Transmission Association Inc.	3.700%	11/1/24	1,325	1,354
Tucson Electric Power Co.	5.150%	11/15/21	2,050	2,292
UIL Holdings Corp.	4.625%	10/1/20	1,850	1,967
Union Electric Co.	3.500%	4/15/24	2,025	2,101
Virginia Electric & Power Co.	2.950%	1/15/22	3,200	3,232
Virginia Electric & Power Co.	3.450%	9/1/22	1,550	1,617
Virginia Electric & Power Co.	3.450%	2/15/24	1,525	1,571
Western Massachusetts Electric Co.	3.500%	9/15/21	2,275	2,373
Wisconsin Power & Light Co.	2.250%	11/15/22	1,850	1,811
Xcel Energy Inc.	4.700%	5/15/20	2,435	2,702
Natural Gas (0.1%)
Laclede Gas Co.	3.400%	8/15/23	1,375	1,401
National Fuel Gas Co.	4.900%	12/1/21	3,875	4,190

58

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
National Fuel Gas Co.	3.750%	3/1/23	4,275	4,287
ONE Gas Inc.	3.610%	2/1/24	1,650	1,727
Sempra Energy	2.875%	10/1/22	2,350	2,310
Sempra Energy	4.050%	12/1/23	5,000	5,291
				372,108
Total Corporate Bonds (Cost $6,731,864)				6,893,842
Sovereign Bonds (U.S. Dollar-Denominated) (7.1%)
African Development Bank	2.375%	9/23/21	5,000	5,092
Asian Development Bank	1.375%	3/23/20	4,000	3,915
Asian Development Bank	2.125%	11/24/21	5,000	5,037
Banco do Brasil SA	3.875%	10/10/22	10,925	10,049
CNOOC Finance 2013 Ltd.	3.000%	5/9/23	10,175	9,649
CNOOC Nexen Finance 2014 ULC	4.250%	4/30/24	12,200	12,559
Corporacion Andina de Fomento	4.375%	6/15/22	10,020	10,800
Ecopetrol SA	5.875%	9/18/23	6,775	7,230
European Bank for Reconstruction & Development	1.500%	3/16/20	4,050	4,020
European Investment Bank	2.875%	9/15/20	14,925	15,703
European Investment Bank	4.000%	2/16/21	11,750	13,118
European Investment Bank	2.500%	4/15/21	11,375	11,720
European Investment Bank	2.125%	10/15/21	17,000	17,068
European Investment Bank	3.250%	1/29/24	17,050	18,380
European Investment Bank	2.500%	10/15/24	5,750	5,775
Export-Import Bank of Korea	5.125%	6/29/20	6,400	7,206
Export-Import Bank of Korea	4.000%	1/29/21	8,484	9,092
Export-Import Bank of Korea	4.375%	9/15/21	8,000	8,769
Export-Import Bank of Korea	5.000%	4/11/22	4,400	5,010
Export-Import Bank of Korea	4.000%	1/14/24	4,900	5,297
Federative Republic of Brazil	4.875%	1/22/21	15,800	16,806
Federative Republic of Brazil	2.625%	1/5/23	9,600	8,798
Federative Republic of Brazil	8.875%	4/15/24	8,025	10,753
Hydro-Quebec	9.400%	2/1/21	2,000	2,755
Hydro-Quebec	8.400%	1/15/22	4,825	6,434
Hydro-Quebec	8.050%	7/7/24	3,825	5,369
Inter-American Development Bank	3.875%	2/14/20	5,675	6,241
Inter-American Development Bank	2.125%	11/9/20	9,250	9,308
Inter-American Development Bank	3.000%	10/4/23	7,950	8,428
Inter-American Development Bank	3.000%	2/21/24	9,200	9,741
International Bank for Reconstruction & Development	2.125%	11/1/20	26,150	26,464
International Bank for Reconstruction & Development	2.250%	6/24/21	10,250	10,486
International Bank for Reconstruction & Development	7.625%	1/19/23	2,107	2,943
International Bank for Reconstruction & Development	2.500%	11/25/24	22,000	22,211
7 Japan Bank for International Cooperation	3.375%	7/31/23	2,375	2,568
7 Japan Bank for International Cooperation	3.000%	5/29/24	6,200	6,453
7 Japan Finance Organization for Municipalities	4.000%	1/13/21	6,000	6,623
8 KFW	4.000%	1/27/20	19,675	21,745
8 KFW	2.750%	9/8/20	26,275	27,466
8 KFW	2.750%	10/1/20	7,500	7,840
8 KFW	2.375%	8/25/21	15,000	15,310
8 KFW	2.625%	1/25/22	15,910	16,465
8 KFW	2.000%	10/4/22	15,550	15,373
8 KFW	2.125%	1/17/23	19,250	19,200
8 KFW	2.500%	11/20/24	30,000	30,393
Korea Development Bank	3.000%	9/14/22	7,300	7,326
Korea Development Bank	3.750%	1/22/24	6,900	7,296
Korea Finance Corp.	4.625%	11/16/21	4,350	4,816
8 Landwirtschaftliche Rentenbank	2.250%	10/1/21	7,575	7,640
North American Development Bank	4.375%	2/11/20	1,200	1,315
North American Development Bank	2.400%	10/26/22	2,500	2,451
9 Oesterreichische Kontrollbank AG	2.375%	10/1/21	5,000	5,029
5 Oriental Republic of Uruguay	8.000%	11/18/22	3,430	4,476
5 Oriental Republic of Uruguay	4.500%	8/14/24	4,975	5,224
Petrobras Global Finance BV	4.875%	3/17/20	15,800	14,840

59

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Petrobras Global Finance BV	4.375%	5/20/23	10,100	8,677
Petrobras Global Finance BV	6.250%	3/17/24	17,700	16,820
Petrobras International Finance Co. SA	5.750%	1/20/20	9,115	8,935
Petrobras International Finance Co. SA	5.375%	1/27/21	32,792	30,268
Petroleos Mexicanos	6.000%	3/5/20	6,825	7,621
Petroleos Mexicanos	5.500%	1/21/21	16,660	18,036
Petroleos Mexicanos	4.875%	1/24/22	18,100	18,962
Petroleos Mexicanos	3.500%	1/30/23	9,175	8,763
Petroleos Mexicanos	4.875%	1/18/24	7,400	7,662
5 Petroleos Mexicanos	2.290%	2/15/24	1,805	1,815
Province of British Columbia	2.650%	9/22/21	5,000	5,142
Province of British Columbia	2.000%	10/23/22	7,000	6,844
Province of Manitoba	9.250%	4/1/20	1,500	2,000
Province of Manitoba	2.100%	9/6/22	3,550	3,473
Province of Manitoba	3.050%	5/14/24	13,300	13,738
Province of Nova Scotia	8.250%	7/30/22	4,700	6,392
Province of Ontario	4.400%	4/14/20	9,700	10,879
Province of Ontario	2.500%	9/10/21	11,600	11,654
Province of Ontario	2.450%	6/29/22	2,150	2,138
Province of Ontario	3.200%	5/16/24	7,800	8,166
Quebec	3.500%	7/29/20	2,700	2,881
Quebec	2.750%	8/25/21	20,350	20,705
Quebec	2.625%	2/13/23	7,075	7,088
Quebec	7.125%	2/9/24	3,325	4,403
Quebec	2.875%	10/16/24	8,950	9,014
Republic of Chile	3.875%	8/5/20	4,800	5,147
Republic of Chile	3.250%	9/14/21	8,900	9,137
Republic of Chile	2.250%	10/30/22	4,075	3,881
Republic of Colombia	11.750%	2/25/20	1,900	2,670
Republic of Colombia	4.375%	7/12/21	10,200	10,695
5 Republic of Colombia	2.625%	3/15/23	7,225	6,694
Republic of Colombia	4.000%	2/26/24	15,150	15,400
Republic of Colombia	8.125%	5/21/24	3,690	4,880
Republic of Italy	6.875%	9/27/23	18,950	24,064
Republic of Korea	3.875%	9/11/23	6,300	6,920
Republic of Panama	5.200%	1/30/20	7,895	8,633
5 Republic of Panama	4.000%	9/22/24	7,000	7,122
Republic of Philippines	6.500%	1/20/20	6,075	7,296
Republic of Philippines	4.000%	1/15/21	8,350	9,047
Republic of Philippines	4.200%	1/21/24	17,025	18,472
Republic of Philippines	9.500%	10/21/24	400	592
Republic of Poland	5.125%	4/21/21	11,500	12,906
Republic of Poland	5.000%	3/23/22	21,950	24,570
Republic of Poland	3.000%	3/17/23	6,805	6,762
Republic of Poland	4.000%	1/22/24	10,875	11,514
Republic of South Africa	5.500%	3/9/20	13,705	14,939
Republic of South Africa	5.875%	5/30/22	3,000	3,366
Republic of South Africa	4.665%	1/17/24	5,775	5,970
Republic of Turkey	7.000%	6/5/20	5,150	5,990
Republic of Turkey	5.625%	3/30/21	17,050	18,748
Republic of Turkey	5.125%	3/25/22	8,475	9,068
Republic of Turkey	6.250%	9/26/22	19,800	22,609
Republic of Turkey	3.250%	3/23/23	3,000	2,850
Republic of Turkey	5.750%	3/22/24	16,200	18,103
State of Israel	4.000%	6/30/22	9,475	10,281
State of Israel	3.150%	6/30/23	3,100	3,153
Statoil ASA	2.900%	11/8/20	7,300	7,452
Statoil ASA	2.750%	11/10/21	2,000	2,003
Statoil ASA	3.150%	1/23/22	975	985
Statoil ASA	2.450%	1/17/23	6,742	6,408
Statoil ASA	2.650%	1/15/24	4,000	3,821
Statoil ASA	3.700%	3/1/24	9,400	9,730
Statoil ASA	3.250%	11/10/24	1,100	1,096
United Mexican States	5.125%	1/15/20	12,101	13,417

60

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United Mexican States	3.500%	1/21/21	9,500	9,711
United Mexican States	3.625%	3/15/22	25,899	26,349
United Mexican States	4.000%	10/2/23	23,413	24,382
Total Sovereign Bonds (Cost $1,203,183)				1,220,984
Taxable Municipal Bonds (0.2%)
California GO	5.700%	11/1/21	1,300	1,533
California GO	6.650%	3/1/22	3,500	4,317
Cornell University New York GO	5.450%	2/1/19	1,350	1,542
Florida Hurricane Catastrophe Fund Finance Corp.
Revenue	2.995%	7/1/20	8,385	8,521
Illinois GO	4.950%	6/1/23	1,879	1,989
Massachusetts GO	4.200%	12/1/21	6,375	7,008
10 New Jersey Economic Development Authority Lease
Revenue	0.000%	2/15/22	5,000	3,774
Utah GO	4.554%	7/1/24	3,825	4,300
Total Taxable Municipal Bonds (Cost $32,098)				32,984

			Shares
Temporary Cash Investment (0.5%)
Money Market Fund (0.5%)
11 Vanguard Market Liquidity Fund
(Cost $89,232)	0.126%		89,231,680	89,232
Total Investments (99.9%) (Cost $16,827,379)				17,216,371
Other Assets and Liabilities—Net (0.1%)				17,776
Net Assets (100%)				17,234,147

1 U.S. government guaranteed.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 Securities with a value of $102,000 have been segregated as initial margin for open futures contracts.
5 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the aggregate value of these securities was $78,875,000, representing 0.5% of net assets.
7 Guaranteed by the Government of Japan.
8 Guaranteed by the Federal Republic of Germany.
9 Guaranteed by the Republic of Austria.
10 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
11 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.

61

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (36.7%)
U.S. Government Securities (34.5%)
	United States Treasury Note/Bond	2.750%	11/15/23	4,090	4,302
	United States Treasury Note/Bond	2.750%	2/15/24	18,635	19,599
	United States Treasury Note/Bond	2.250%	11/15/24	2,563	2,581
	United States Treasury Note/Bond	7.500%	11/15/24	13,363	19,744
	United States Treasury Note/Bond	6.875%	8/15/25	31,656	45,733
	United States Treasury Note/Bond	6.000%	2/15/26	25,905	35,502
	United States Treasury Note/Bond	6.750%	8/15/26	10,410	15,192
	United States Treasury Note/Bond	6.500%	11/15/26	5,505	7,925
	United States Treasury Note/Bond	6.625%	2/15/27	1,500	2,189
	United States Treasury Note/Bond	6.375%	8/15/27	11,955	17,279
	United States Treasury Note/Bond	6.125%	11/15/27	37,500	53,367
	United States Treasury Note/Bond	5.500%	8/15/28	21,190	28,951
	United States Treasury Note/Bond	5.250%	11/15/28	29,405	39,453
	United States Treasury Note/Bond	5.250%	2/15/29	25,350	34,104
	United States Treasury Note/Bond	6.125%	8/15/29	32,565	47,657
	United States Treasury Note/Bond	6.250%	5/15/30	54,085	80,883
	United States Treasury Note/Bond	5.375%	2/15/31	50,715	70,747
	United States Treasury Note/Bond	4.500%	2/15/36	34,410	45,943
	United States Treasury Note/Bond	4.750%	2/15/37	13,730	18,960
	United States Treasury Note/Bond	5.000%	5/15/37	5,970	8,524
	United States Treasury Note/Bond	4.375%	2/15/38	51,998	68,092
	United States Treasury Note/Bond	4.500%	5/15/38	33,795	45,064
	United States Treasury Note/Bond	3.500%	2/15/39	30,906	35,523
	United States Treasury Note/Bond	4.250%	5/15/39	35,942	46,230
	United States Treasury Note/Bond	4.500%	8/15/39	47,746	63,667
	United States Treasury Note/Bond	4.375%	11/15/39	43,570	57,145
	United States Treasury Note/Bond	4.625%	2/15/40	45,951	62,443
	United States Treasury Note/Bond	4.375%	5/15/40	67,618	88,949
	United States Treasury Note/Bond	3.875%	8/15/40	52,495	64,118
	United States Treasury Note/Bond	4.250%	11/15/40	78,535	101,727
	United States Treasury Note/Bond	4.750%	2/15/41	59,205	82,776
	United States Treasury Note/Bond	4.375%	5/15/41	49,095	65,143
	United States Treasury Note/Bond	3.750%	8/15/41	36,800	44,379
	United States Treasury Note/Bond	3.125%	11/15/41	34,795	37,573
	United States Treasury Note/Bond	3.125%	2/15/42	55,222	59,476
	United States Treasury Note/Bond	3.000%	5/15/42	26,415	27,777
	United States Treasury Note/Bond	2.750%	8/15/42	141,393	141,416
	United States Treasury Note/Bond	2.750%	11/15/42	142,190	142,123
	United States Treasury Note/Bond	3.125%	2/15/43	143,640	154,278
	United States Treasury Note/Bond	2.875%	5/15/43	203,520	208,225
	United States Treasury Note/Bond	3.625%	8/15/43	150,500	177,072
	United States Treasury Note/Bond	3.750%	11/15/43	124,658	149,901
	United States Treasury Note/Bond	3.625%	2/15/44	124,544	146,631
	United States Treasury Note/Bond	3.375%	5/15/44	63,837	71,896
	United States Treasury Note/Bond	3.125%	8/15/44	134,725	144,998
	United States Treasury Note/Bond	3.000%	11/15/44	54,900	57,671
					2,942,928
Agency Bonds and Notes (2.2%)
1	Federal Home Loan Banks	5.625%	3/14/36	1,000	1,375
1	Federal Home Loan Banks	5.500%	7/15/36	6,905	9,467
2	Federal Home Loan Mortgage Corp.	6.750%	9/15/29	1,890	2,779
2	Federal Home Loan Mortgage Corp.	6.750%	3/15/31	16,260	24,385
2	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	16,042	23,413
2	Federal National Mortgage Assn.	6.250%	5/15/29	13,400	18,721
2	Federal National Mortgage Assn.	7.125%	1/15/30	9,175	14,016
2	Federal National Mortgage Assn.	7.250%	5/15/30	8,835	13,687
2	Federal National Mortgage Assn.	6.625%	11/15/30	9,050	13,429
2,3	Federal National Mortgage Assn.	6.000%	4/18/36	2,000	2,121
2	Federal National Mortgage Assn.	5.625%	7/15/37	6,080	8,543
2	Federal National Mortgage Assn.	6.210%	8/6/38	700	1,045
	Resolution Funding Corp.	8.625%	1/15/21	850	1,158

62

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
1	Tennessee Valley Authority	6.750%	11/1/25	5,330	7,267
1	Tennessee Valley Authority	7.125%	5/1/30	3,970	5,889
1	Tennessee Valley Authority	4.650%	6/15/35	4,510	5,365
1	Tennessee Valley Authority	5.880%	4/1/36	4,535	6,192
1	Tennessee Valley Authority	5.980%	4/1/36	1,000	1,388
1	Tennessee Valley Authority	6.150%	1/15/38	2,450	3,490
1	Tennessee Valley Authority	5.500%	6/15/38	1,175	1,555
1	Tennessee Valley Authority	5.250%	9/15/39	7,260	9,348
1	Tennessee Valley Authority	3.500%	12/15/42	3,150	3,127
1	Tennessee Valley Authority	4.875%	1/15/48	2,650	3,166
1	Tennessee Valley Authority	5.375%	4/1/56	1,950	2,547
1	Tennessee Valley Authority	4.625%	9/15/60	1,400	1,589
					185,062
Total U.S. Government and Agency Obligations (Cost $2,782,813)					3,127,990
Corporate Bonds (49.1%)
Finance (9.4%)
	Banking (4.9%)
	American Express Co.	4.050%	12/3/42	3,731	3,761
	Bank of America Corp.	4.250%	10/22/26	7,375	7,368
	Bank of America Corp.	6.110%	1/29/37	6,275	7,485
	Bank of America Corp.	7.750%	5/14/38	7,775	11,077
	Bank of America Corp.	5.875%	2/7/42	5,370	6,749
	Bank of America Corp.	5.000%	1/21/44	6,975	7,809
	Bank of America Corp.	4.875%	4/1/44	4,900	5,412
	Bank of America NA	6.000%	10/15/36	3,600	4,502
	Bank of New York Mellon Corp.	3.950%	11/18/25	1,125	1,203
	Bank One Capital III	8.750%	9/1/30	425	613
	Bank One Corp.	7.625%	10/15/26	4,975	6,550
	Bank One Corp.	8.000%	4/29/27	185	250
	Branch Banking & Trust Co.	3.800%	10/30/26	2,400	2,436
3,4	Citicorp Lease Pass-Through Trust 1999-1	8.040%	12/15/19	450	550
	Citigroup Inc.	5.500%	9/13/25	4,300	4,754
	Citigroup Inc.	4.300%	11/20/26	3,200	3,188
	Citigroup Inc.	6.625%	1/15/28	125	158
	Citigroup Inc.	6.625%	6/15/32	3,350	4,136
	Citigroup Inc.	5.875%	2/22/33	3,250	3,735
	Citigroup Inc.	6.000%	10/31/33	2,525	2,933
	Citigroup Inc.	5.850%	12/11/34	1,636	1,986
	Citigroup Inc.	6.125%	8/25/36	6,815	8,097
	Citigroup Inc.	6.875%	3/5/38	3,490	4,745
	Citigroup Inc.	8.125%	7/15/39	7,695	11,709
	Citigroup Inc.	5.875%	1/30/42	3,665	4,612
	Citigroup Inc.	6.675%	9/13/43	3,350	4,331
	Citigroup Inc.	4.950%	11/7/43	1,825	2,053
	Citigroup Inc.	5.300%	5/6/44	4,750	5,140
	Comerica Inc.	3.800%	7/22/26	750	756
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	5.250%	5/24/41	4,825	5,784
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	5.750%	12/1/43	4,875	5,836
	Credit Suisse USA Inc.	7.125%	7/15/32	2,200	3,082
	Discover Bank	4.250%	3/13/26	1,175	1,210
	Fifth Third Bancorp	8.250%	3/1/38	3,320	5,024
	FirstMerit Bank NA	4.270%	11/25/26	1,225	1,240
	Goldman Sachs Capital I	6.345%	2/15/34	5,575	6,605
	Goldman Sachs Group Inc.	5.950%	1/15/27	4,583	5,204
	Goldman Sachs Group Inc.	6.125%	2/15/33	8,950	10,968
	Goldman Sachs Group Inc.	6.450%	5/1/36	4,200	5,025
	Goldman Sachs Group Inc.	6.750%	10/1/37	18,840	23,594
	Goldman Sachs Group Inc.	6.250%	2/1/41	7,300	9,226
	Goldman Sachs Group Inc.	4.800%	7/8/44	7,375	7,826
	HSBC Bank USA NA	5.875%	11/1/34	4,090	5,167
	HSBC Bank USA NA	5.625%	8/15/35	3,425	4,186
	HSBC Bank USA NA	7.000%	1/15/39	2,825	4,038

63

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
HSBC Holdings plc	7.625%	5/17/32	1,050	1,442
HSBC Holdings plc	7.350%	11/27/32	200	271
HSBC Holdings plc	6.500%	5/2/36	6,925	8,821
HSBC Holdings plc	6.500%	9/15/37	7,050	9,028
HSBC Holdings plc	6.800%	6/1/38	5,240	6,899
HSBC Holdings plc	6.100%	1/14/42	2,450	3,270
HSBC Holdings plc	5.250%	3/14/44	7,125	7,974
JPMorgan Chase & Co.	4.125%	12/15/26	7,000	6,983
JPMorgan Chase & Co.	6.400%	5/15/38	6,800	8,883
JPMorgan Chase & Co.	5.500%	10/15/40	4,275	5,139
JPMorgan Chase & Co.	5.600%	7/15/41	6,175	7,474
JPMorgan Chase & Co.	5.400%	1/6/42	4,630	5,450
JPMorgan Chase & Co.	5.625%	8/16/43	4,550	5,298
JPMorgan Chase & Co.	4.850%	2/1/44	4,825	5,351
KeyBank NA	6.950%	2/1/28	868	1,131
Morgan Stanley	5.000%	11/24/25	6,100	6,511
Morgan Stanley	6.250%	8/9/26	2,325	2,794
Morgan Stanley	4.350%	9/8/26	10,175	10,220
Morgan Stanley	7.250%	4/1/32	2,875	3,935
Morgan Stanley	6.375%	7/24/42	7,350	9,701
Northern Trust Corp.	3.950%	10/30/25	2,600	2,697
PNC Bank NA	4.200%	11/1/25	1,225	1,295
Regions Bank	6.450%	6/26/37	1,750	2,187
Regions Financial Corp.	7.375%	12/10/37	1,000	1,299
UBS AG	7.750%	9/1/26	1,500	1,987
Wachovia Bank NA	5.850%	2/1/37	3,875	4,855
Wachovia Bank NA	6.600%	1/15/38	5,875	8,163
Wachovia Corp.	6.605%	10/1/25	1,725	2,128
Wachovia Corp.	7.574%	8/1/26	125	164
Wachovia Corp.	7.500%	4/15/35	1,350	1,874
Wachovia Corp.	5.500%	8/1/35	1,510	1,768
Wachovia Corp.	6.550%	10/15/35	125	158
Wells Fargo & Co.	4.100%	6/3/26	7,000	7,134
Wells Fargo & Co.	5.375%	2/7/35	2,450	2,936
Wells Fargo & Co.	5.375%	11/2/43	7,610	8,656
Wells Fargo & Co.	5.606%	1/15/44	7,110	8,368
Wells Fargo & Co.	4.650%	11/4/44	7,125	7,350
Wells Fargo Bank NA	5.950%	8/26/36	3,155	3,962
3 Wells Fargo Capital X	5.950%	12/1/86	3,025	3,086
Brokerage (0.2%)
CME Group Inc.	5.300%	9/15/43	1,850	2,252
Invesco Finance plc	5.375%	11/30/43	1,600	1,920
Jefferies Group LLC	6.450%	6/8/27	900	929
Jefferies Group LLC	6.250%	1/15/36	1,150	1,121
Jefferies Group LLC	6.500%	1/20/43	2,325	2,350
Legg Mason Inc.	5.625%	1/15/44	1,600	1,823
Leucadia National Corp.	6.625%	10/23/43	825	838
TD Ameritrade Holding Corp.	3.625%	4/1/25	2,575	2,609
Finance Companies (1.0%)
GATX Corp.	5.200%	3/15/44	900	984
General Electric Capital Corp.	6.750%	3/15/32	18,180	24,761
General Electric Capital Corp.	6.150%	8/7/37	8,230	10,698
General Electric Capital Corp.	5.875%	1/14/38	21,775	27,494
General Electric Capital Corp.	6.875%	1/10/39	14,175	20,008
Insurance (3.0%)
ACE Capital Trust II	9.700%	4/1/30	1,100	1,642
ACE INA Holdings Inc.	6.700%	5/15/36	1,000	1,407
ACE INA Holdings Inc.	4.150%	3/13/43	1,350	1,412
Aetna Inc.	6.625%	6/15/36	2,700	3,600
Aetna Inc.	6.750%	12/15/37	1,725	2,285
Aetna Inc.	4.500%	5/15/42	1,550	1,638
Aetna Inc.	4.125%	11/15/42	1,375	1,376
Aetna Inc.	4.750%	3/15/44	1,950	2,136

64

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Aflac Inc.	6.900%	12/17/39	2,525	3,427
Aflac Inc.	6.450%	8/15/40	1,585	2,066
AIG Life Holdings Inc.	8.500%	7/1/30	250	337
Alleghany Corp.	4.900%	9/15/44	1,150	1,196
Allstate Corp.	5.350%	6/1/33	1,950	2,362
Allstate Corp.	5.550%	5/9/35	1,300	1,609
Allstate Corp.	5.950%	4/1/36	950	1,237
Allstate Corp.	4.500%	6/15/43	2,125	2,346
3 Allstate Corp.	6.500%	5/15/67	1,000	1,100
American International Group Inc.	6.250%	5/1/36	2,350	3,031
American International Group Inc.	6.820%	11/15/37	1,326	1,821
American International Group Inc.	4.500%	7/16/44	8,625	9,059
3 American International Group Inc.	8.175%	5/15/68	4,075	5,517
3 American International Group Inc.	6.250%	3/15/87	2,475	2,762
Anthem Inc.	5.950%	12/15/34	441	546
Anthem Inc.	5.850%	1/15/36	2,575	3,164
Anthem Inc.	6.375%	6/15/37	2,420	3,138
Anthem Inc.	4.625%	5/15/42	3,300	3,465
Anthem Inc.	4.650%	1/15/43	3,325	3,458
Anthem Inc.	5.100%	1/15/44	3,225	3,621
Anthem Inc.	4.650%	8/15/44	3,500	3,703
Aon Corp.	8.205%	1/1/27	250	324
Aon Corp.	6.250%	9/30/40	1,600	2,038
Aon plc	4.250%	12/12/42	575	558
Aon plc	4.450%	5/24/43	1,325	1,318
Aon plc	4.600%	6/14/44	1,925	1,995
Arch Capital Group Ltd.	7.350%	5/1/34	625	867
Arch Capital Group US Inc.	5.144%	11/1/43	2,025	2,262
Assurant Inc.	6.750%	2/15/34	1,419	1,754
AXA SA	8.600%	12/15/30	4,405	5,974
AXIS Specialty Finance plc	5.150%	4/1/45	875	953
Berkshire Hathaway Finance Corp.	5.750%	1/15/40	3,375	4,322
Berkshire Hathaway Finance Corp.	4.400%	5/15/42	1,775	1,898
Berkshire Hathaway Finance Corp.	4.300%	5/15/43	1,650	1,748
Berkshire Hathaway Inc.	4.500%	2/11/43	3,425	3,730
Chubb Corp.	6.000%	5/11/37	2,650	3,451
Chubb Corp.	6.500%	5/15/38	1,375	1,896
Cigna Corp.	7.875%	5/15/27	500	679
Cigna Corp.	6.150%	11/15/36	525	657
Cigna Corp.	5.875%	3/15/41	1,785	2,224
Cigna Corp.	5.375%	2/15/42	2,445	2,885
Cincinnati Financial Corp.	6.920%	5/15/28	1,200	1,524
Cincinnati Financial Corp.	6.125%	11/1/34	1,350	1,621
Endurance Specialty Holdings Ltd.	7.000%	7/15/34	1,425	1,774
Everest Reinsurance Holdings Inc.	4.868%	6/1/44	1,500	1,577
Hartford Financial Services Group Inc.	5.950%	10/15/36	2,325	2,863
Hartford Financial Services Group Inc.	6.625%	3/30/40	486	654
Hartford Financial Services Group Inc.	6.100%	10/1/41	2,800	3,502
Hartford Financial Services Group Inc.	4.300%	4/15/43	400	411
Humana Inc.	8.150%	6/15/38	725	1,051
Humana Inc.	4.625%	12/1/42	1,300	1,315
Humana Inc.	4.950%	10/1/44	2,675	2,848
Lincoln National Corp.	6.150%	4/7/36	2,750	3,409
Lincoln National Corp.	7.000%	6/15/40	1,350	1,863
Loews Corp.	6.000%	2/1/35	800	984
Loews Corp.	4.125%	5/15/43	2,350	2,231
Markel Corp.	5.000%	3/30/43	1,300	1,381
Marsh & McLennan Cos. Inc.	3.500%	3/10/25	1,375	1,384
Marsh & McLennan Cos. Inc.	5.875%	8/1/33	875	1,081
MetLife Inc.	6.500%	12/15/32	1,050	1,400
MetLife Inc.	6.375%	6/15/34	2,150	2,870
MetLife Inc.	5.700%	6/15/35	2,775	3,474
MetLife Inc.	5.875%	2/6/41	5,400	6,764
MetLife Inc.	4.125%	8/13/42	2,075	2,083

65

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
MetLife Inc.	4.875%	11/13/43	2,000	2,249
MetLife Inc.	4.721%	12/15/44	1,675	1,857
3 MetLife Inc.	6.400%	12/15/66	3,595	4,008
3 MetLife Inc.	10.750%	8/1/69	1,340	2,177
Munich Re America Corp.	7.450%	12/15/26	1,000	1,313
3 Nationwide Financial Services Inc.	6.750%	5/15/67	1,000	1,045
Principal Financial Group Inc.	6.050%	10/15/36	2,225	2,771
Principal Financial Group Inc.	4.625%	9/15/42	375	394
Principal Financial Group Inc.	4.350%	5/15/43	800	812
Progressive Corp.	6.625%	3/1/29	2,650	3,526
Progressive Corp.	4.350%	4/25/44	1,750	1,886
Protective Life Corp.	8.450%	10/15/39	1,000	1,506
Prudential Financial Inc.	5.750%	7/15/33	150	183
Prudential Financial Inc.	5.400%	6/13/35	1,820	2,112
Prudential Financial Inc.	5.900%	3/17/36	2,250	2,729
Prudential Financial Inc.	5.700%	12/14/36	4,100	4,877
Prudential Financial Inc.	6.625%	12/1/37	1,450	1,905
Prudential Financial Inc.	6.625%	6/21/40	2,500	3,277
Prudential Financial Inc.	6.200%	11/15/40	1,350	1,710
Prudential Financial Inc.	5.625%	5/12/41	625	738
Prudential Financial Inc.	5.100%	8/15/43	1,650	1,866
Prudential Financial Inc.	4.600%	5/15/44	2,400	2,527
Swiss Re Solutions Holding Corp.	7.000%	2/15/26	1,115	1,416
Transatlantic Holdings Inc.	8.000%	11/30/39	1,300	1,876
Travelers Cos. Inc.	6.750%	6/20/36	1,000	1,397
Travelers Cos. Inc.	6.250%	6/15/37	2,175	2,895
Travelers Cos. Inc.	5.350%	11/1/40	2,125	2,592
Travelers Cos. Inc.	4.600%	8/1/43	2,975	3,331
Travelers Property Casualty Corp.	6.375%	3/15/33	1,750	2,351
Trinity Acquisition plc	6.125%	8/15/43	900	1,030
UnitedHealth Group Inc.	5.800%	3/15/36	1,635	2,026
UnitedHealth Group Inc.	6.500%	6/15/37	890	1,189
UnitedHealth Group Inc.	6.625%	11/15/37	2,575	3,495
UnitedHealth Group Inc.	6.875%	2/15/38	5,135	7,249
UnitedHealth Group Inc.	5.950%	2/15/41	1,500	1,942
UnitedHealth Group Inc.	4.625%	11/15/41	3,700	3,988
UnitedHealth Group Inc.	4.375%	3/15/42	1,500	1,598
UnitedHealth Group Inc.	3.950%	10/15/42	1,500	1,495
UnitedHealth Group Inc.	4.250%	3/15/43	2,800	2,927
Unum Group	5.750%	8/15/42	650	755
Validus Holdings Ltd.	8.875%	1/26/40	940	1,295
Voya Financial Inc.	5.700%	7/15/43	1,750	2,088
WR Berkley Corp.	4.750%	8/1/44	1,350	1,384
XLIT Ltd.	6.250%	5/15/27	825	995
XLIT Ltd.	5.250%	12/15/43	1,450	1,636
Real Estate Investment Trusts (0.3%)
Alexandria Real Estate Equities Inc.	4.500%	7/30/29	1,050	1,071
Brandywine Operating Partnership LP	4.550%	10/1/29	775	782
ERP Operating LP	4.500%	7/1/44	1,700	1,778
Federal Realty Investment Trust	4.500%	12/1/44	1,000	1,041
HCP Inc.	6.750%	2/1/41	1,600	2,169
Health Care REIT Inc.	6.500%	3/15/41	1,300	1,713
Health Care REIT Inc.	5.125%	3/15/43	1,900	2,093
Hospitality Properties Trust	4.500%	3/15/25	675	677
Kilroy Realty LP	4.250%	8/15/29	1,500	1,498
4 Omega Healthcare Investors Inc.	4.500%	1/15/25	775	771
Realty Income Corp.	5.875%	3/15/35	920	1,108
Simon Property Group LP	6.750%	2/1/40	2,550	3,549
Simon Property Group LP	4.750%	3/15/42	2,100	2,339
Simon Property Group LP	4.250%	10/1/44	1,000	1,037
Ventas Realty LP	5.700%	9/30/43	750	899
				799,543

66

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Industrial (33.2%)
Basic Industry (2.9%)
Agrium Inc.	6.125%	1/15/41	1,850	2,160
Agrium Inc.	4.900%	6/1/43	3,075	3,185
Agrium Inc.	5.250%	1/15/45	2,000	2,186
Albemarle Corp.	5.450%	12/1/44	1,500	1,605
Barrick Gold Corp.	5.250%	4/1/42	3,075	2,908
Barrick North America Finance LLC	7.500%	9/15/38	850	994
Barrick North America Finance LLC	5.700%	5/30/41	3,200	3,131
Barrick North America Finance LLC	5.750%	5/1/43	3,775	3,779
Barrick PD Australia Finance Pty Ltd.	5.950%	10/15/39	1,720	1,697
BHP Billiton Finance USA Ltd.	6.420%	3/1/26	500	624
BHP Billiton Finance USA Ltd.	4.125%	2/24/42	3,860	3,766
BHP Billiton Finance USA Ltd.	5.000%	9/30/43	9,900	11,043
CF Industries Inc.	5.150%	3/15/34	3,125	3,275
CF Industries Inc.	4.950%	6/1/43	2,475	2,495
CF Industries Inc.	5.375%	3/15/44	2,750	2,989
Domtar Corp.	6.250%	9/1/42	1,475	1,583
Dow Chemical Co.	7.375%	11/1/29	2,300	3,084
Dow Chemical Co.	4.250%	10/1/34	2,200	2,192
Dow Chemical Co.	9.400%	5/15/39	3,050	4,949
Dow Chemical Co.	5.250%	11/15/41	2,675	2,883
Dow Chemical Co.	4.375%	11/15/42	3,350	3,255
Eastman Chemical Co.	3.800%	3/15/25	2,800	2,831
Eastman Chemical Co.	4.800%	9/1/42	2,225	2,243
Eastman Chemical Co.	4.650%	10/15/44	3,100	3,178
Ecolab Inc.	5.500%	12/8/41	2,690	3,238
EI du Pont de Nemours & Co.	6.500%	1/15/28	775	1,006
EI du Pont de Nemours & Co.	5.600%	12/15/36	625	760
EI du Pont de Nemours & Co.	4.900%	1/15/41	2,575	2,826
EI du Pont de Nemours & Co.	4.150%	2/15/43	2,075	2,097
Freeport-McMoRan Inc.	5.400%	11/14/34	3,250	3,166
Freeport-McMoRan Inc.	5.450%	3/15/43	7,405	7,002
Georgia-Pacific LLC	7.375%	12/1/25	2,775	3,604
Georgia-Pacific LLC	7.250%	6/1/28	1,200	1,584
Georgia-Pacific LLC	7.750%	11/15/29	1,215	1,685
Georgia-Pacific LLC	8.875%	5/15/31	1,500	2,299
Glencore Canada Corp.	6.200%	6/15/35	1,000	1,072
Goldcorp Inc.	5.450%	6/9/44	1,500	1,500
International Paper Co.	8.700%	6/15/38	795	1,195
International Paper Co.	7.300%	11/15/39	1,890	2,506
International Paper Co.	6.000%	11/15/41	2,250	2,664
International Paper Co.	4.800%	6/15/44	3,550	3,631
Kinross Gold Corp.	6.875%	9/1/41	895	846
Lubrizol Corp.	6.500%	10/1/34	925	1,248
LYB International Finance BV	5.250%	7/15/43	1,600	1,736
LYB International Finance BV	4.875%	3/15/44	4,550	4,673
Methanex Corp.	5.650%	12/1/44	500	521
Monsanto Co.	5.500%	8/15/25	1,350	1,559
Monsanto Co.	4.200%	7/15/34	3,800	3,952
Monsanto Co.	5.875%	4/15/38	1,950	2,430
Monsanto Co.	3.600%	7/15/42	425	388
Monsanto Co.	4.400%	7/15/44	3,850	3,989
Monsanto Co.	4.700%	7/15/64	1,920	2,009
Mosaic Co.	5.450%	11/15/33	1,600	1,812
Mosaic Co.	4.875%	11/15/41	1,030	1,058
Mosaic Co.	5.625%	11/15/43	2,000	2,295
Newmont Mining Corp.	5.875%	4/1/35	1,210	1,186
Newmont Mining Corp.	6.250%	10/1/39	2,785	2,839
Newmont Mining Corp.	4.875%	3/15/42	4,625	4,028
Nucor Corp.	6.400%	12/1/37	1,650	2,045
Nucor Corp.	5.200%	8/1/43	2,350	2,590
Placer Dome Inc.	6.450%	10/15/35	700	768
Potash Corp. of Saskatchewan Inc.	5.875%	12/1/36	1,465	1,816

67

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Potash Corp. of Saskatchewan Inc.	5.625%	12/1/40	1,850	2,263
PPG Industries Inc.	5.500%	11/15/40	1,405	1,700
Praxair Inc.	3.550%	11/7/42	1,250	1,218
Reliance Steel & Aluminum Co.	6.850%	11/15/36	350	410
Rio Tinto Alcan Inc.	5.750%	6/1/35	4,650	5,325
Rio Tinto Finance USA Ltd.	7.125%	7/15/28	3,425	4,509
Rio Tinto Finance USA Ltd.	5.200%	11/2/40	3,175	3,383
Rio Tinto Finance USA plc	4.750%	3/22/42	1,250	1,277
Rio Tinto Finance USA plc	4.125%	8/21/42	4,300	4,134
Rohm & Haas Co.	7.850%	7/15/29	3,050	4,227
Southern Copper Corp.	7.500%	7/27/35	3,850	4,269
Southern Copper Corp.	6.750%	4/16/40	3,045	3,147
Southern Copper Corp.	5.250%	11/8/42	3,845	3,433
Syngenta Finance NV	4.375%	3/28/42	650	672
Teck Resources Ltd.	6.125%	10/1/35	2,025	1,826
Teck Resources Ltd.	6.000%	8/15/40	2,775	2,485
Teck Resources Ltd.	6.250%	7/15/41	3,150	2,899
Teck Resources Ltd.	5.200%	3/1/42	2,095	1,715
Teck Resources Ltd.	5.400%	2/1/43	525	439
The Dow Chemical Company	4.625%	10/1/44	1,600	1,610
Vale Canada Ltd.	7.200%	9/15/32	1,050	1,132
Vale Overseas Ltd.	8.250%	1/17/34	1,725	2,052
Vale Overseas Ltd.	6.875%	11/21/36	9,630	10,152
Vale Overseas Ltd.	6.875%	11/10/39	6,495	6,951
Vale SA	5.625%	9/11/42	3,925	3,637
Westvaco Corp.	8.200%	1/15/30	250	331
Westvaco Corp.	7.950%	2/15/31	2,125	2,772
Weyerhaeuser Co.	8.500%	1/15/25	875	1,157
Weyerhaeuser Co.	7.375%	3/15/32	4,175	5,543
Weyerhaeuser Co.	6.875%	12/15/33	1,100	1,412
Worthington Industries Inc.	4.550%	4/15/26	700	740
Capital Goods (2.2%)
3M Co.	3.875%	6/15/44	500	514
3M Co.	6.375%	2/15/28	500	660
3M Co.	5.700%	3/15/37	1,510	1,963
ABB Finance USA Inc.	4.375%	5/8/42	1,525	1,654
Boeing Co.	6.125%	2/15/33	1,325	1,760
Boeing Co.	6.625%	2/15/38	1,600	2,277
Boeing Co.	6.875%	3/15/39	2,525	3,681
Boeing Co.	5.875%	2/15/40	1,175	1,548
Caterpillar Inc.	5.300%	9/15/35	600	734
Caterpillar Inc.	6.050%	8/15/36	1,975	2,569
Caterpillar Inc.	5.200%	5/27/41	1,100	1,305
Caterpillar Inc.	3.803%	8/15/42	7,341	7,214
Caterpillar Inc.	4.300%	5/15/44	2,750	2,931
Caterpillar Inc.	4.750%	5/15/64	1,200	1,302
Deere & Co.	5.375%	10/16/29	2,825	3,428
Deere & Co.	8.100%	5/15/30	1,200	1,833
Deere & Co.	7.125%	3/3/31	200	287
Deere & Co.	3.900%	6/9/42	4,110	4,161
Dover Corp.	5.375%	10/15/35	825	1,006
Dover Corp.	6.600%	3/15/38	725	1,025
Dover Corp.	5.375%	3/1/41	1,350	1,678
Eaton Corp.	4.000%	11/2/32	3,020	3,083
Eaton Corp.	4.150%	11/2/42	3,250	3,210
Emerson Electric Co.	6.000%	8/15/32	1,650	2,177
Emerson Electric Co.	6.125%	4/15/39	825	1,125
Emerson Electric Co.	5.250%	11/15/39	175	215
General Dynamics Corp.	3.600%	11/15/42	1,900	1,827
General Electric Co.	4.125%	10/9/42	8,450	8,762
General Electric Co.	4.500%	3/11/44	7,830	8,606
Honeywell International Inc.	5.700%	3/15/36	2,400	3,061
Honeywell International Inc.	5.700%	3/15/37	1,525	1,963

68

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Honeywell International Inc.	5.375%	3/1/41	2,670	3,345
Illinois Tool Works Inc.	4.875%	9/15/41	2,100	2,409
Illinois Tool Works Inc.	3.900%	9/1/42	2,750	2,766
Ingersoll-Rand Global Holding Co. Ltd.	5.750%	6/15/43	1,500	1,768
Ingersoll-Rand Luxembourg Finance SA	4.650%	11/1/44	2,200	2,290
Legrand France SA	8.500%	2/15/25	1,050	1,474
Lockheed Martin Corp.	6.150%	9/1/36	5,035	6,579
Lockheed Martin Corp.	5.500%	11/15/39	1,350	1,656
Lockheed Martin Corp.	5.720%	6/1/40	2,689	3,429
Lockheed Martin Corp.	4.850%	9/15/41	325	366
Lockheed Martin Corp.	4.070%	12/15/42	1,925	1,942
Northrop Grumman Corp.	5.050%	11/15/40	1,900	2,142
Northrop Grumman Corp.	4.750%	6/1/43	3,450	3,852
Northrop Grumman Systems Corp.	7.750%	2/15/31	1,315	1,849
Owens Corning	7.000%	12/1/36	2,225	2,706
Parker Hannifin Corp.	6.250%	5/15/38	995	1,339
Parker-Hannifin Corp.	4.200%	11/21/34	2,000	2,109
Parker-Hannifin Corp.	4.450%	11/21/44	1,800	1,942
Precision Castparts Corp.	3.900%	1/15/43	2,875	2,921
Raytheon Co.	7.200%	8/15/27	400	540
Raytheon Co.	4.875%	10/15/40	2,300	2,623
Raytheon Co.	4.700%	12/15/41	1,950	2,172
Republic Services Inc.	6.200%	3/1/40	2,660	3,444
Republic Services Inc.	5.700%	5/15/41	2,500	3,087
Rockwell Automation Inc.	6.700%	1/15/28	300	390
Rockwell Automation Inc.	6.250%	12/1/37	800	1,040
Sonoco Products Co.	5.750%	11/1/40	1,950	2,318
Stanley Black & Decker Inc.	5.200%	9/1/40	1,200	1,399
Textron Inc.	3.875%	3/1/25	1,000	1,004
United Technologies Corp.	6.700%	8/1/28	1,175	1,590
United Technologies Corp.	7.500%	9/15/29	1,775	2,541
United Technologies Corp.	5.400%	5/1/35	2,275	2,756
United Technologies Corp.	6.050%	6/1/36	2,725	3,600
United Technologies Corp.	6.125%	7/15/38	2,275	2,997
United Technologies Corp.	5.700%	4/15/40	4,635	5,815
United Technologies Corp.	4.500%	6/1/42	11,750	12,751
Valmont Industries Inc.	5.000%	10/1/44	825	834
Valmont Industries Inc.	5.250%	10/1/54	750	757
Waste Management Inc.	7.100%	8/1/26	1,745	2,288
Waste Management Inc.	7.000%	7/15/28	1,495	1,967
Waste Management Inc.	7.750%	5/15/32	1,375	2,008
Waste Management Inc.	6.125%	11/30/39	2,620	3,396
Communication (8.1%)
21st Century Fox America Inc.	6.550%	3/15/33	225	292
21st Century Fox America Inc.	6.200%	12/15/34	5,990	7,648
21st Century Fox America Inc.	6.400%	12/15/35	3,830	4,999
21st Century Fox America Inc.	8.150%	10/17/36	1,225	1,820
21st Century Fox America Inc.	6.150%	3/1/37	2,580	3,259
21st Century Fox America Inc.	6.650%	11/15/37	1,750	2,330
21st Century Fox America Inc.	7.850%	3/1/39	825	1,230
21st Century Fox America Inc.	6.900%	8/15/39	2,550	3,480
21st Century Fox America Inc.	6.150%	2/15/41	4,875	6,195
21st Century Fox America Inc.	5.400%	10/1/43	2,500	2,972
4 21st Century Fox America Inc.	4.750%	9/15/44	2,500	2,729
21st Century Fox America Inc.	7.750%	12/1/45	1,845	2,767
Alltel Corp.	7.875%	7/1/32	500	734
America Movil SAB de CV	6.375%	3/1/35	3,810	4,686
America Movil SAB de CV	6.125%	11/15/37	1,725	2,067
America Movil SAB de CV	6.125%	3/30/40	6,300	7,502
America Movil SAB de CV	4.375%	7/16/42	4,200	3,984
Ameritech Capital Funding Corp.	6.550%	1/15/28	1,300	1,575
AT&T Corp.	8.000%	11/15/31	1,846	2,723
AT&T Inc.	6.150%	9/15/34	2,400	2,862

69

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
AT&T Inc.	6.500%	9/1/37	3,360	4,162
AT&T Inc.	6.300%	1/15/38	5,260	6,372
AT&T Inc.	6.400%	5/15/38	2,675	3,309
AT&T Inc.	6.550%	2/15/39	6,560	8,075
AT&T Inc.	5.350%	9/1/40	10,081	10,931
AT&T Inc.	5.550%	8/15/41	6,555	7,293
AT&T Inc.	4.300%	12/15/42	8,725	8,165
AT&T Inc.	4.800%	6/15/44	6,550	6,711
AT&T Inc.	4.350%	6/15/45	10,560	9,971
AT&T Mobility LLC	7.125%	12/15/31	1,950	2,612
Bellsouth Capital Funding Corp.	7.875%	2/15/30	2,118	2,866
BellSouth Corp.	6.875%	10/15/31	1,202	1,513
BellSouth Corp.	6.550%	6/15/34	915	1,142
BellSouth Corp.	6.000%	11/15/34	529	617
BellSouth Telecommunications LLC	6.375%	6/1/28	2,065	2,481
BellSouth Telecommunications LLC	0.000%	12/15/95	555	623
British Telecommunications plc	9.625%	12/15/30	8,225	12,900
CBS Corp.	7.875%	7/30/30	3,615	5,057
CBS Corp.	5.500%	5/15/33	325	370
CBS Corp.	5.900%	10/15/40	900	1,051
CBS Corp.	4.850%	7/1/42	1,800	1,829
CBS Corp.	4.900%	8/15/44	1,750	1,768
Comcast Corp.	3.375%	2/15/25	3,250	3,318
Comcast Corp.	4.250%	1/15/33	4,875	5,169
Comcast Corp.	7.050%	3/15/33	950	1,320
Comcast Corp.	4.200%	8/15/34	3,000	3,141
Comcast Corp.	5.650%	6/15/35	4,650	5,717
Comcast Corp.	6.500%	11/15/35	5,715	7,639
Comcast Corp.	6.450%	3/15/37	6,185	8,207
Comcast Corp.	6.950%	8/15/37	5,335	7,487
Comcast Corp.	6.400%	5/15/38	2,275	3,021
Comcast Corp.	6.550%	7/1/39	2,825	3,858
Comcast Corp.	6.400%	3/1/40	2,800	3,785
Comcast Corp.	4.650%	7/15/42	8,480	9,281
Comcast Corp.	4.500%	1/15/43	2,325	2,497
Comcast Corp.	4.750%	3/1/44	1,025	1,148
Deutsche Telekom International Finance BV	8.750%	6/15/30	12,750	18,787
Deutsche Telekom International Finance BV	9.250%	6/1/32	1,405	2,251
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.950%	1/15/25	4,825	4,888
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.350%	3/15/40	2,510	2,918
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.000%	8/15/40	3,800	4,241
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.375%	3/1/41	3,900	4,591
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.150%	3/15/42	3,400	3,508
Discovery Communications LLC	6.350%	6/1/40	2,400	2,876
Discovery Communications LLC	4.950%	5/15/42	1,550	1,608
Discovery Communications LLC	4.875%	4/1/43	2,675	2,745
Embarq Corp.	7.995%	6/1/36	5,320	5,982
Grupo Televisa SAB	6.625%	3/18/25	1,700	2,100
Grupo Televisa SAB	8.500%	3/11/32	250	348
Grupo Televisa SAB	6.625%	1/15/40	2,035	2,500
Grupo Televisa SAB	5.000%	5/13/45	4,000	4,094
GTE Corp.	6.940%	4/15/28	2,675	3,362
Historic TW Inc.	6.625%	5/15/29	5,575	7,007
Koninklijke KPN NV	8.375%	10/1/30	3,575	5,021
McGraw Hill Financial Inc.	6.550%	11/15/37	1,150	1,253
Moody's Corp.	5.250%	7/15/44	2,700	3,026
NBCUniversal Media LLC	6.400%	4/30/40	3,695	4,950
NBCUniversal Media LLC	5.950%	4/1/41	3,100	3,977
NBCUniversal Media LLC	4.450%	1/15/43	3,775	4,010
New Cingular Wireless Services Inc.	8.750%	3/1/31	2,235	3,469
Orange SA	9.000%	3/1/31	8,690	13,143
Orange SA	5.375%	1/13/42	3,575	4,118
Orange SA	5.500%	2/6/44	3,000	3,501
Pacific Bell Telephone Co.	7.125%	3/15/26	1,847	2,362

70

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Qwest Corp.	7.200%	11/10/26	200	201
Qwest Corp.	6.875%	9/15/33	4,450	4,450
Qwest Corp.	7.125%	11/15/43	1,500	1,539
Rogers Communications Inc.	7.500%	8/15/38	1,955	2,709
Rogers Communications Inc.	4.500%	3/15/43	1,325	1,342
Rogers Communications Inc.	5.450%	10/1/43	650	749
Rogers Communications Inc.	5.000%	3/15/44	4,475	4,890
TCI Communications Inc.	7.875%	2/15/26	1,730	2,408
TCI Communications Inc.	7.125%	2/15/28	1,095	1,472
Telefonica Emisiones SAU	7.045%	6/20/36	7,825	10,428
Telefonica Europe BV	8.250%	9/15/30	4,150	5,763
Thomson Reuters Corp.	5.500%	8/15/35	2,540	2,880
Thomson Reuters Corp.	5.850%	4/15/40	2,025	2,385
Thomson Reuters Corp.	4.500%	5/23/43	200	200
Thomson Reuters Corp.	5.650%	11/23/43	1,525	1,767
Time Warner Cable Inc.	6.550%	5/1/37	5,785	7,448
Time Warner Cable Inc.	7.300%	7/1/38	4,905	6,754
Time Warner Cable Inc.	6.750%	6/15/39	5,075	6,634
Time Warner Cable Inc.	5.875%	11/15/40	4,850	5,766
Time Warner Cable Inc.	5.500%	9/1/41	4,825	5,556
Time Warner Cable Inc.	4.500%	9/15/42	4,075	4,195
Time Warner Cos. Inc.	6.950%	1/15/28	2,250	2,889
Time Warner Entertainment Co. LP	8.375%	7/15/33	3,325	5,006
Time Warner Inc.	7.625%	4/15/31	5,525	7,670
Time Warner Inc.	7.700%	5/1/32	5,715	8,074
Time Warner Inc.	6.500%	11/15/36	2,850	3,589
Time Warner Inc.	6.200%	3/15/40	2,350	2,873
Time Warner Inc.	6.100%	7/15/40	4,210	5,091
Time Warner Inc.	6.250%	3/29/41	2,925	3,617
Time Warner Inc.	5.375%	10/15/41	2,350	2,658
Time Warner Inc.	4.900%	6/15/42	1,725	1,831
Time Warner Inc.	5.350%	12/15/43	1,325	1,505
Time Warner Inc.	4.650%	6/1/44	1,500	1,568
Verizon Communications Inc.	7.750%	12/1/30	4,700	6,516
Verizon Communications Inc.	6.400%	9/15/33	14,798	18,356
Verizon Communications Inc.	5.050%	3/15/34	6,400	6,878
Verizon Communications Inc.	4.400%	11/1/34	5,625	5,643
Verizon Communications Inc.	5.850%	9/15/35	5,425	6,375
Verizon Communications Inc.	6.250%	4/1/37	4,625	5,713
Verizon Communications Inc.	6.400%	2/15/38	8,215	10,162
Verizon Communications Inc.	6.900%	4/15/38	3,500	4,597
Verizon Communications Inc.	7.350%	4/1/39	60	82
Verizon Communications Inc.	6.000%	4/1/41	4,300	5,104
Verizon Communications Inc.	4.750%	11/1/41	2,950	3,029
Verizon Communications Inc.	3.850%	11/1/42	3,165	2,833
Verizon Communications Inc.	6.550%	9/15/43	36,499	46,622
4 Verizon Communications Inc.	4.862%	8/21/46	15,088	15,498
4 Verizon Communications Inc.	5.012%	8/21/54	19,500	20,173
Verizon Maryland LLC	5.125%	6/15/33	3,100	3,255
Verizon New England Inc.	7.875%	11/15/29	490	642
Verizon New York Inc.	7.375%	4/1/32	1,175	1,475
Viacom Inc.	4.850%	12/15/34	1,750	1,792
Viacom Inc.	6.875%	4/30/36	4,310	5,471
Viacom Inc.	4.375%	3/15/43	5,437	5,014
Viacom Inc.	4.875%	6/15/43	550	542
Viacom Inc.	5.850%	9/1/43	4,325	4,813
Viacom Inc.	5.250%	4/1/44	1,400	1,474
Vodafone Group plc	7.875%	2/15/30	2,700	3,747
Vodafone Group plc	6.250%	11/30/32	1,150	1,411
Vodafone Group plc	6.150%	2/27/37	5,775	6,977
Vodafone Group plc	4.375%	2/19/43	4,375	4,270
Walt Disney Co.	7.000%	3/1/32	1,650	2,391
Walt Disney Co.	4.375%	8/16/41	1,025	1,117
Walt Disney Co.	4.125%	12/1/41	3,305	3,487

71

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Walt Disney Co.	3.700%	12/1/42	1,350	1,339
Walt Disney Co.	4.125%	6/1/44	850	892
WPP Finance 2010	5.125%	9/7/42	875	934
WPP Finance 2010	5.625%	11/15/43	1,500	1,711
Consumer Cyclical (3.2%)
4 Alibaba Group Holding Ltd.	4.500%	11/28/34	3,350	3,423
Amazon.com Inc.	4.800%	12/5/34	3,500	3,662
Amazon.com Inc.	4.950%	12/5/44	5,100	5,273
Bed Bath & Beyond Inc.	4.915%	8/1/34	900	922
Bed Bath & Beyond Inc.	5.165%	8/1/44	3,175	3,308
Cummins Inc.	4.875%	10/1/43	2,650	3,081
CVS Health Corp.	6.125%	9/15/39	1,500	1,939
CVS Health Corp.	5.750%	5/15/41	2,375	2,951
CVS Health Corp.	5.300%	12/5/43	3,650	4,363
Daimler Finance North America LLC	8.500%	1/18/31	4,540	6,943
Darden Restaurants Inc.	7.050%	10/15/37	875	1,039
eBay Inc.	4.000%	7/15/42	2,150	1,914
Ford Holdings LLC	9.300%	3/1/30	1,925	2,864
Ford Motor Co.	6.625%	10/1/28	2,125	2,574
Ford Motor Co.	6.375%	2/1/29	1,275	1,519
Ford Motor Co.	7.450%	7/16/31	5,650	7,669
Ford Motor Co.	4.750%	1/15/43	6,625	6,956
Ford Motor Co.	7.400%	11/1/46	1,125	1,603
Home Depot Inc.	5.875%	12/16/36	9,550	12,438
Home Depot Inc.	5.400%	9/15/40	1,625	2,004
Home Depot Inc.	5.950%	4/1/41	4,125	5,419
Home Depot Inc.	4.200%	4/1/43	2,875	3,024
Home Depot Inc.	4.875%	2/15/44	3,500	4,060
Home Depot Inc.	4.400%	3/15/45	3,075	3,366
Johnson Controls Inc.	6.000%	1/15/36	675	807
Johnson Controls Inc.	5.700%	3/1/41	1,100	1,302
Johnson Controls Inc.	5.250%	12/1/41	1,135	1,268
Johnson Controls Inc.	4.625%	7/2/44	2,100	2,158
Johnson Controls Inc.	4.950%	7/2/64	900	930
Kohl's Corp.	6.000%	1/15/33	2,043	2,272
Kohl's Corp.	6.875%	12/15/37	835	1,054
Lowe's Cos. Inc.	6.875%	2/15/28	550	712
Lowe's Cos. Inc.	6.500%	3/15/29	1,300	1,643
Lowe's Cos. Inc.	5.800%	10/15/36	2,250	2,818
Lowe's Cos. Inc.	6.650%	9/15/37	625	862
Lowe's Cos. Inc.	5.800%	4/15/40	4,675	5,913
Lowe's Cos. Inc.	5.125%	11/15/41	1,525	1,782
Lowe's Cos. Inc.	4.650%	4/15/42	2,560	2,846
Lowe's Cos. Inc.	5.000%	9/15/43	3,125	3,658
Lowe's Cos. Inc.	4.250%	9/15/44	500	529
Macy's Retail Holdings Inc.	6.900%	4/1/29	3,050	3,884
Macy's Retail Holdings Inc.	4.500%	12/15/34	2,200	2,215
Macy's Retail Holdings Inc.	6.375%	3/15/37	3,025	3,853
Macy's Retail Holdings Inc.	5.125%	1/15/42	1,300	1,416
Macy's Retail Holdings Inc.	4.300%	2/15/43	2,150	2,083
McDonald's Corp.	6.300%	10/15/37	1,975	2,584
McDonald's Corp.	6.300%	3/1/38	2,700	3,551
McDonald's Corp.	5.700%	2/1/39	1,450	1,789
McDonald's Corp.	3.700%	2/15/42	3,425	3,285
McDonald's Corp.	3.625%	5/1/43	2,375	2,200
NIKE Inc.	3.625%	5/1/43	1,475	1,459
Nordstrom Inc.	6.950%	3/15/28	1,125	1,480
Nordstrom Inc.	5.000%	1/15/44	2,574	2,929
QVC Inc.	4.450%	2/15/25	2,000	1,955
QVC Inc.	5.450%	8/15/34	1,750	1,706
QVC Inc.	5.950%	3/15/43	575	605
Starwood Hotels & Resorts Worldwide Inc.	3.750%	3/15/25	1,000	1,007
Starwood Hotels & Resorts Worldwide Inc.	4.500%	10/1/34	600	611

72

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Target Corp.	6.350%	11/1/32	1,900	2,480
Target Corp.	6.500%	10/15/37	4,492	6,147
Target Corp.	7.000%	1/15/38	2,994	4,317
Target Corp.	4.000%	7/1/42	3,500	3,561
4 Tiffany & Co.	4.900%	10/1/44	925	953
VF Corp.	6.450%	11/1/37	2,340	3,147
Wal-Mart Stores Inc.	5.875%	4/5/27	4,287	5,481
Wal-Mart Stores Inc.	7.550%	2/15/30	4,125	6,081
Wal-Mart Stores Inc.	5.250%	9/1/35	6,465	7,792
Wal-Mart Stores Inc.	6.500%	8/15/37	10,225	14,013
Wal-Mart Stores Inc.	6.200%	4/15/38	6,255	8,389
Wal-Mart Stores Inc.	5.625%	4/1/40	2,850	3,621
Wal-Mart Stores Inc.	4.875%	7/8/40	3,850	4,470
Wal-Mart Stores Inc.	5.000%	10/25/40	3,700	4,374
Wal-Mart Stores Inc.	5.625%	4/15/41	6,585	8,383
Wal-Mart Stores Inc.	4.000%	4/11/43	2,950	3,054
Wal-Mart Stores Inc.	4.750%	10/2/43	4,025	4,693
Wal-Mart Stores Inc.	4.300%	4/22/44	3,900	4,260
Walgreen Co.	4.400%	9/15/42	1,450	1,453
Walgreens Boots Alliance Inc.	4.500%	11/18/34	1,800	1,873
Walgreens Boots Alliance Inc.	4.800%	11/18/44	5,550	5,854
Western Union Co.	6.200%	11/17/36	1,950	2,000
Western Union Co.	6.200%	6/21/40	325	345
Yum! Brands Inc.	6.875%	11/15/37	965	1,248
Yum! Brands Inc.	5.350%	11/1/43	1,250	1,374
Consumer Noncyclical (7.0%)
Abbott Laboratories	6.150%	11/30/37	3,175	4,294
Abbott Laboratories	6.000%	4/1/39	1,225	1,653
Abbott Laboratories	5.300%	5/27/40	1,700	2,079
AbbVie Inc.	4.400%	11/6/42	8,075	8,290
Actavis Funding SCS	4.850%	6/15/44	5,150	5,214
Actavis Inc.	4.625%	10/1/42	3,375	3,307
Ahold Finance USA LLC	6.875%	5/1/29	1,550	1,995
Altria Group Inc.	9.950%	11/10/38	3,039	5,211
Altria Group Inc.	10.200%	2/6/39	3,796	6,625
Altria Group Inc.	4.250%	8/9/42	2,550	2,471
Altria Group Inc.	4.500%	5/2/43	2,900	2,920
Altria Group Inc.	5.375%	1/31/44	4,255	4,843
Amgen Inc.	6.375%	6/1/37	2,175	2,723
Amgen Inc.	6.900%	6/1/38	2,250	2,981
Amgen Inc.	6.400%	2/1/39	5,125	6,498
Amgen Inc.	5.750%	3/15/40	2,310	2,764
Amgen Inc.	4.950%	10/1/41	2,210	2,376
Amgen Inc.	5.150%	11/15/41	10,676	12,047
Amgen Inc.	5.650%	6/15/42	3,635	4,325
Anheuser-Busch Cos. LLC	6.800%	8/20/32	1,675	2,304
Anheuser-Busch Cos. LLC	5.950%	1/15/33	650	819
Anheuser-Busch Cos. LLC	5.750%	4/1/36	1,575	1,942
Anheuser-Busch Cos. LLC	6.450%	9/1/37	650	854
Anheuser-Busch Cos. LLC	6.500%	2/1/43	140	192
Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	3,065	3,031
Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	3,700	4,018
Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	4,725	7,299
Anheuser-Busch InBev Worldwide Inc.	8.000%	11/15/39	2,025	3,105
Anheuser-Busch InBev Worldwide Inc.	6.375%	1/15/40	1,225	1,597
Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	4,700	4,418
Archer-Daniels-Midland Co.	5.935%	10/1/32	1,880	2,415
Archer-Daniels-Midland Co.	5.375%	9/15/35	2,225	2,700
Archer-Daniels-Midland Co.	5.765%	3/1/41	1,700	2,182
Archer-Daniels-Midland Co.	4.535%	3/26/42	660	719
Archer-Daniels-Midland Co.	4.016%	4/16/43	910	913
3 Ascension Health Alliance	4.847%	11/15/53	1,225	1,379
AstraZeneca plc	6.450%	9/15/37	8,550	11,465

73

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
AstraZeneca plc	4.000%	9/18/42	3,500	3,441
Baxter International Inc.	6.250%	12/1/37	800	1,052
Baxter International Inc.	3.650%	8/15/42	1,325	1,263
Baxter International Inc.	4.500%	6/15/43	1,600	1,719
Becton Dickinson & Co.	6.000%	5/15/39	1,750	2,170
Becton Dickinson & Co.	5.000%	11/12/40	900	972
Becton Dickinson & Co.	4.685%	12/15/44	700	753
Boston Scientific Corp.	7.000%	11/15/35	1,875	2,401
Boston Scientific Corp.	7.375%	1/15/40	1,850	2,481
Bristol-Myers Squibb Co.	6.800%	11/15/26	889	1,193
Bristol-Myers Squibb Co.	5.875%	11/15/36	2,077	2,660
Bristol-Myers Squibb Co.	6.125%	5/1/38	2,400	3,136
Bristol-Myers Squibb Co.	3.250%	8/1/42	1,350	1,185
Bristol-Myers Squibb Co.	4.500%	3/1/44	1,675	1,832
Bristol-Myers Squibb Co.	6.875%	8/1/97	525	774
Brown-Forman Corp.	3.750%	1/15/43	825	817
Campbell Soup Co.	3.800%	8/2/42	1,100	1,009
Cardinal Health Inc.	4.600%	3/15/43	1,775	1,869
CareFusion Corp.	4.875%	5/15/44	1,000	1,060
3 Catholic Health Initiatives Colorado GO	4.350%	11/1/42	2,525	2,507
Celgene Corp.	5.700%	10/15/40	600	727
Celgene Corp.	5.250%	8/15/43	1,200	1,366
Celgene Corp.	4.625%	5/15/44	3,600	3,735
Children’s Hospital Medical Center Ohio GO	4.268%	5/15/44	1,025	1,073
Cleveland Clinic Foundation Ohio Revenue	4.858%	1/1/14	2,500	2,548
Coca-Cola Femsa SAB de CV	5.250%	11/26/43	2,325	2,684
ConAgra Foods Inc.	7.125%	10/1/26	1,575	2,019
ConAgra Foods Inc.	7.000%	10/1/28	675	870
ConAgra Foods Inc.	8.250%	9/15/30	1,650	2,413
ConAgra Foods Inc.	6.625%	8/15/39	1,721	2,202
ConAgra Foods Inc.	4.650%	1/25/43	2,261	2,364
Covidien International Finance SA	6.550%	10/15/37	2,675	3,494
CR Bard Inc.	6.700%	12/1/26	500	657
Delhaize America LLC	9.000%	4/15/31	500	677
Delhaize Group SA	5.700%	10/1/40	3,814	3,995
Diageo Capital plc	5.875%	9/30/36	1,750	2,221
Diageo Capital plc	3.875%	4/29/43	1,475	1,449
Diageo Investment Corp.	7.450%	4/15/35	1,750	2,537
Diageo Investment Corp.	4.250%	5/11/42	2,250	2,310
Dignity Health	5.267%	11/1/64	2,000	2,170
Dignity Health California GO	4.500%	11/1/42	1,050	1,042
Dr Pepper Snapple Group Inc.	7.450%	5/1/38	560	816
Eli Lilly & Co.	7.125%	6/1/25	1,100	1,453
Eli Lilly & Co.	5.500%	3/15/27	3,600	4,345
Eli Lilly & Co.	5.550%	3/15/37	2,835	3,441
Eli Lilly & Co.	5.950%	11/15/37	450	587
Eli Lilly & Co.	4.650%	6/15/44	2,500	2,805
Estee Lauder Cos. Inc.	6.000%	5/15/37	1,025	1,311
Estee Lauder Cos. Inc.	3.700%	8/15/42	1,575	1,497
Express Scripts Holding Co.	6.125%	11/15/41	2,325	2,925
Fomento Economico Mexicano SAB de CV	4.375%	5/10/43	1,925	1,842
General Mills Inc.	5.400%	6/15/40	1,775	2,098
General Mills Inc.	4.150%	2/15/43	2,775	2,763
Gilead Sciences Inc.	3.500%	2/1/25	5,800	5,958
Gilead Sciences Inc.	5.650%	12/1/41	2,995	3,710
Gilead Sciences Inc.	4.800%	4/1/44	7,130	7,929
Gilead Sciences Inc.	4.500%	2/1/45	6,750	7,194
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	1,450	1,771
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	9,869	13,095
GlaxoSmithKline Capital Inc.	4.200%	3/18/43	1,400	1,442
Hasbro Inc.	6.350%	3/15/40	1,829	2,245
Hasbro Inc.	5.100%	5/15/44	1,500	1,562
Ingredion Inc.	6.625%	4/15/37	575	727
Johnson & Johnson	6.950%	9/1/29	850	1,222

74

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Johnson & Johnson	4.950%	5/15/33	2,425	2,925
Johnson & Johnson	4.375%	12/5/33	2,850	3,182
Johnson & Johnson	5.950%	8/15/37	3,405	4,600
Johnson & Johnson	5.850%	7/15/38	1,775	2,431
Johnson & Johnson	4.500%	9/1/40	2,500	2,854
Johnson & Johnson	4.850%	5/15/41	1,000	1,201
Johnson & Johnson	4.500%	12/5/43	1,200	1,387
Kaiser Foundation Hospitals	4.875%	4/1/42	1,701	1,970
Kellogg Co.	7.450%	4/1/31	3,775	5,092
Kimberly-Clark Corp.	6.625%	8/1/37	2,925	4,166
Kimberly-Clark Corp.	5.300%	3/1/41	540	669
Kimberly-Clark Corp.	3.700%	6/1/43	875	853
Koninklijke Philips NV	6.875%	3/11/38	2,655	3,646
Koninklijke Philips NV	5.000%	3/15/42	3,200	3,528
Kraft Foods Group Inc.	6.875%	1/26/39	2,475	3,265
Kraft Foods Group Inc.	6.500%	2/9/40	4,325	5,574
Kraft Foods Group Inc.	5.000%	6/4/42	5,695	6,240
Kroger Co.	8.000%	9/15/29	2,425	3,355
Kroger Co.	7.500%	4/1/31	1,700	2,305
Kroger Co.	6.900%	4/15/38	1,200	1,588
Kroger Co.	5.400%	7/15/40	750	860
Kroger Co.	5.000%	4/15/42	900	978
Kroger Co.	5.150%	8/1/43	1,250	1,411
Lorillard Tobacco Co.	8.125%	5/1/40	729	1,019
Lorillard Tobacco Co.	7.000%	8/4/41	955	1,226
Mattel Inc.	5.450%	11/1/41	1,325	1,503
3 Mayo Clinic	3.774%	11/15/43	950	940
3 Mayo Clinic	4.000%	11/15/47	1,200	1,223
McKesson Corp.	6.000%	3/1/41	2,115	2,620
McKesson Corp.	4.883%	3/15/44	1,000	1,102
Mead Johnson Nutrition Co.	5.900%	11/1/39	835	1,028
Mead Johnson Nutrition Co.	4.600%	6/1/44	1,500	1,586
4 Medtronic Inc.	3.500%	3/15/25	11,000	11,256
4 Medtronic Inc.	4.375%	3/15/35	10,000	10,537
Medtronic Inc.	6.500%	3/15/39	600	783
Medtronic Inc.	5.550%	3/15/40	1,400	1,652
Medtronic Inc.	4.500%	3/15/42	1,050	1,081
Medtronic Inc.	4.000%	4/1/43	2,225	2,128
Medtronic Inc.	4.625%	3/15/44	4,100	4,423
4 Medtronic Inc.	4.625%	3/15/45	9,000	9,739
Memorial Sloan-Kettering Cancer Center New York GO	5.000%	7/1/42	975	1,145
Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	1,400	1,400
Merck & Co. Inc.	6.500%	12/1/33	3,270	4,537
Merck & Co. Inc.	6.550%	9/15/37	4,255	6,043
Merck & Co. Inc.	3.600%	9/15/42	775	749
Merck & Co. Inc.	4.150%	5/18/43	6,860	7,329
Molson Coors Brewing Co.	5.000%	5/1/42	3,600	3,884
Mondelez International Inc.	6.500%	11/1/31	3,075	4,002
Mondelez International Inc.	6.875%	2/1/38	2,885	3,859
Mondelez International Inc.	6.875%	1/26/39	1,560	2,108
Mondelez International Inc.	6.500%	2/9/40	2,939	3,922
Mylan Inc.	5.400%	11/29/43	2,340	2,599
Novant Health Inc.	4.371%	11/1/43	975	1,002
Novartis Capital Corp.	3.700%	9/21/42	1,500	1,500
Novartis Capital Corp.	4.400%	5/6/44	6,050	6,756
NYU Hospitals Center	4.784%	7/1/44	1,150	1,210
Pepsi Bottling Group Inc.	7.000%	3/1/29	3,775	5,209
PepsiCo Inc.	5.500%	1/15/40	2,875	3,483
PepsiCo Inc.	4.875%	11/1/40	3,740	4,208
PepsiCo Inc.	4.000%	3/5/42	2,970	2,987
PepsiCo Inc.	3.600%	8/13/42	1,625	1,518
Perrigo Co. plc	5.300%	11/15/43	1,400	1,543
Perrigo Finance plc	4.900%	12/15/44	1,500	1,609
Pfizer Inc.	7.200%	3/15/39	8,150	11,848

75

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pfizer Inc.	4.300%	6/15/43	2,800	2,998
Pfizer Inc.	4.400%	5/15/44	1,800	1,958
Pharmacia Corp.	6.600%	12/1/28	1,800	2,382
Philip Morris International Inc.	6.375%	5/16/38	4,490	5,756
Philip Morris International Inc.	4.375%	11/15/41	2,150	2,226
Philip Morris International Inc.	4.500%	3/20/42	6,728	7,103
Philip Morris International Inc.	3.875%	8/21/42	2,175	2,065
Philip Morris International Inc.	4.125%	3/4/43	3,000	2,950
Philip Morris International Inc.	4.875%	11/15/43	2,585	2,863
Procter & Gamble Co.	6.450%	1/15/26	2,700	3,521
Procter & Gamble Co.	5.500%	2/1/34	1,500	1,933
Procter & Gamble Co.	5.800%	8/15/34	200	267
Procter & Gamble Co.	5.550%	3/5/37	5,425	7,005
Quest Diagnostics Inc.	6.950%	7/1/37	715	915
Quest Diagnostics Inc.	5.750%	1/30/40	1,000	1,148
Reynolds American Inc.	7.250%	6/15/37	1,450	1,862
Reynolds American Inc.	4.750%	11/1/42	2,975	2,874
Reynolds American Inc.	6.150%	9/15/43	1,300	1,510
Safeway Inc.	7.250%	2/1/31	861	861
St. Jude Medical Inc.	4.750%	4/15/43	3,125	3,324
Stryker Corp.	4.100%	4/1/43	2,000	1,998
Stryker Corp.	4.375%	5/15/44	1,575	1,647
Sysco Corp.	4.350%	10/2/34	2,725	2,937
Sysco Corp.	5.375%	9/21/35	2,425	2,920
Sysco Corp.	4.500%	10/2/44	3,975	4,322
Teva Pharmaceutical Finance Co. LLC	6.150%	2/1/36	3,755	4,633
Thermo Fisher Scientific Inc.	5.300%	2/1/44	1,175	1,346
Tyson Foods Inc.	4.875%	8/15/34	1,000	1,097
Tyson Foods Inc.	5.150%	8/15/44	3,273	3,685
Unilever Capital Corp.	5.900%	11/15/32	4,200	5,756
Whirlpool Corp.	3.700%	5/1/25	1,500	1,519
Whirlpool Corp.	5.150%	3/1/43	1,250	1,380
Wyeth LLC	6.500%	2/1/34	3,010	4,058
Wyeth LLC	6.000%	2/15/36	2,350	3,049
Wyeth LLC	5.950%	4/1/37	6,810	8,723
Zimmer Holdings Inc.	5.750%	11/30/39	2,100	2,553
Zoetis Inc.	4.700%	2/1/43	3,250	3,308
Energy (6.4%)
Alberta Energy Co. Ltd.	7.375%	11/1/31	1,000	1,198
Anadarko Finance Co.	7.500%	5/1/31	3,335	4,383
Anadarko Petroleum Corp.	6.450%	9/15/36	6,025	7,177
Anadarko Petroleum Corp.	7.950%	6/15/39	1,050	1,429
Anadarko Petroleum Corp.	6.200%	3/15/40	2,800	3,262
Anadarko Petroleum Corp.	4.500%	7/15/44	2,875	2,786
Apache Corp.	6.000%	1/15/37	3,556	3,865
Apache Corp.	5.100%	9/1/40	5,100	4,995
Apache Corp.	5.250%	2/1/42	1,575	1,587
Apache Corp.	4.750%	4/15/43	5,600	5,232
Apache Corp.	4.250%	1/15/44	2,150	1,876
Apache Finance Canada Corp.	7.750%	12/15/29	650	885
Baker Hughes Inc.	6.875%	1/15/29	1,200	1,564
Baker Hughes Inc.	5.125%	9/15/40	4,965	5,398
Buckeye Partners LP	5.850%	11/15/43	1,250	1,251
Buckeye Partners LP	5.600%	10/15/44	825	776
Burlington Resources Finance Co.	7.200%	8/15/31	1,050	1,458
Burlington Resources Finance Co.	7.400%	12/1/31	1,675	2,364
Cameron International Corp.	7.000%	7/15/38	350	430
Cameron International Corp.	5.950%	6/1/41	650	730
Cameron International Corp.	5.125%	12/15/43	1,850	1,855
Canadian Natural Resources Ltd.	3.900%	2/1/25	2,700	2,662
Canadian Natural Resources Ltd.	7.200%	1/15/32	2,275	2,799
Canadian Natural Resources Ltd.	6.450%	6/30/33	875	1,020
Canadian Natural Resources Ltd.	5.850%	2/1/35	650	714

76

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Canadian Natural Resources Ltd.	6.500%	2/15/37	2,490	2,876
Canadian Natural Resources Ltd.	6.250%	3/15/38	2,345	2,643
Canadian Natural Resources Ltd.	6.750%	2/1/39	1,650	1,930
Cenovus Energy Inc.	6.750%	11/15/39	4,755	5,427
Cenovus Energy Inc.	4.450%	9/15/42	2,600	2,214
Cenovus Energy Inc.	5.200%	9/15/43	875	843
CenterPoint Energy Resources Corp.	5.850%	1/15/41	1,600	2,007
Conoco Funding Co.	7.250%	10/15/31	1,195	1,665
ConocoPhillips	5.900%	10/15/32	2,500	3,073
ConocoPhillips	5.900%	5/15/38	2,025	2,518
ConocoPhillips	6.500%	2/1/39	9,500	12,604
ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	1,100	1,367
ConocoPhillips Co.	4.150%	11/15/34	2,525	2,592
ConocoPhillips Co.	4.300%	11/15/44	2,600	2,732
ConocoPhillips Holding Co.	6.950%	4/15/29	5,750	7,663
Continental Resources Inc.	4.900%	6/1/44	2,475	2,096
DCP Midstream LLC	8.125%	8/16/30	1,575	2,064
DCP Midstream Operating LP	5.600%	4/1/44	1,350	1,380
Devon Energy Corp.	7.950%	4/15/32	2,410	3,331
Devon Energy Corp.	5.600%	7/15/41	4,260	4,737
Devon Energy Corp.	4.750%	5/15/42	3,290	3,307
Devon Financing Corp. LLC	7.875%	9/30/31	4,990	6,810
Diamond Offshore Drilling Inc.	5.700%	10/15/39	2,075	1,988
Diamond Offshore Drilling Inc.	4.875%	11/1/43	2,250	1,925
Dominion Gas Holdings LLC	4.800%	11/1/43	2,000	2,162
Dominion Gas Holdings LLC	4.600%	12/15/44	1,250	1,316
El Paso Natural Gas Co. LLC	8.375%	6/15/32	782	1,028
El Paso Pipeline Partners Operating Co. LLC	7.500%	11/15/40	1,500	1,830
El Paso Pipeline Partners Operating Co. LLC	4.700%	11/1/42	1,650	1,485
4 Enable Midstream Partners LP	5.000%	5/15/44	1,725	1,608
Enbridge Energy Partners LP	7.500%	4/15/38	2,170	2,655
Enbridge Energy Partners LP	5.500%	9/15/40	425	419
Enbridge Inc.	4.500%	6/10/44	1,500	1,292
Encana Corp.	7.200%	11/1/31	250	295
Encana Corp.	6.500%	8/15/34	3,800	4,132
Encana Corp.	6.625%	8/15/37	2,875	3,095
Encana Corp.	6.500%	2/1/38	1,775	1,892
Encana Corp.	5.150%	11/15/41	2,160	1,992
Energy Transfer Partners LP	8.250%	11/15/29	1,450	2,002
Energy Transfer Partners LP	6.625%	10/15/36	750	857
Energy Transfer Partners LP	7.500%	7/1/38	2,775	3,436
Energy Transfer Partners LP	6.050%	6/1/41	3,450	3,755
Energy Transfer Partners LP	6.500%	2/1/42	4,930	5,669
Energy Transfer Partners LP	5.150%	2/1/43	1,250	1,238
Eni USA Inc.	7.300%	11/15/27	600	789
EnLink Midstream Partners LP	5.600%	4/1/44	1,075	1,123
EnLink Midstream Partners LP	5.050%	4/1/45	1,000	963
Ensco plc	5.750%	10/1/44	2,000	1,978
Enterprise Products Operating LLC	3.750%	2/15/25	3,900	3,910
Enterprise Products Operating LLC	6.875%	3/1/33	2,275	2,908
Enterprise Products Operating LLC	6.650%	10/15/34	1,070	1,353
Enterprise Products Operating LLC	5.750%	3/1/35	850	972
Enterprise Products Operating LLC	7.550%	4/15/38	1,225	1,684
Enterprise Products Operating LLC	6.125%	10/15/39	1,500	1,812
Enterprise Products Operating LLC	6.450%	9/1/40	1,275	1,584
Enterprise Products Operating LLC	5.950%	2/1/41	2,350	2,751
Enterprise Products Operating LLC	5.700%	2/15/42	1,225	1,402
Enterprise Products Operating LLC	4.850%	8/15/42	3,960	4,110
Enterprise Products Operating LLC	4.450%	2/15/43	5,150	5,080
Enterprise Products Operating LLC	4.850%	3/15/44	5,325	5,559
Enterprise Products Operating LLC	5.100%	2/15/45	4,100	4,407
Enterprise Products Operating LLC	4.950%	10/15/54	1,000	1,027
Global Marine Inc.	7.000%	6/1/28	1,200	1,083

77

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Halliburton Co.	6.700%	9/15/38	5,025	6,498
Halliburton Co.	7.450%	9/15/39	275	385
Halliburton Co.	4.500%	11/15/41	2,080	2,107
Halliburton Co.	4.750%	8/1/43	3,925	4,117
Hess Corp.	7.875%	10/1/29	2,625	3,415
Hess Corp.	7.300%	8/15/31	895	1,112
Hess Corp.	7.125%	3/15/33	925	1,146
Hess Corp.	6.000%	1/15/40	4,640	5,138
Hess Corp.	5.600%	2/15/41	3,925	4,209
Husky Energy Inc.	6.800%	9/15/37	800	998
Kerr-McGee Corp.	7.875%	9/15/31	1,000	1,371
Kinder Morgan Energy Partners LP	7.400%	3/15/31	500	598
Kinder Morgan Energy Partners LP	7.750%	3/15/32	500	616
Kinder Morgan Energy Partners LP	7.300%	8/15/33	1,600	1,923
Kinder Morgan Energy Partners LP	5.800%	3/15/35	2,575	2,734
Kinder Morgan Energy Partners LP	6.500%	2/1/37	1,950	2,193
Kinder Morgan Energy Partners LP	6.950%	1/15/38	3,979	4,614
Kinder Morgan Energy Partners LP	6.500%	9/1/39	1,875	2,086
Kinder Morgan Energy Partners LP	6.550%	9/15/40	375	426
Kinder Morgan Energy Partners LP	6.375%	3/1/41	1,750	1,949
Kinder Morgan Energy Partners LP	5.625%	9/1/41	4,179	4,265
Kinder Morgan Energy Partners LP	5.000%	8/15/42	1,500	1,425
Kinder Morgan Energy Partners LP	5.000%	3/1/43	1,900	1,804
Kinder Morgan Energy Partners LP	5.500%	3/1/44	3,000	3,049
Kinder Morgan Energy Partners LP	5.400%	9/1/44	600	601
Kinder Morgan Inc.	4.300%	6/1/25	5,725	5,734
Kinder Morgan Inc.	7.750%	1/15/32	3,235	3,951
Kinder Morgan Inc.	5.300%	12/1/34	3,100	3,151
Kinder Morgan Inc.	5.550%	6/1/45	6,500	6,647
Magellan Midstream Partners LP	6.400%	5/1/37	475	579
Magellan Midstream Partners LP	4.200%	12/1/42	1,150	1,053
Magellan Midstream Partners LP	5.150%	10/15/43	1,875	1,978
Marathon Oil Corp.	6.800%	3/15/32	1,600	1,930
Marathon Oil Corp.	6.600%	10/1/37	3,150	3,736
Marathon Petroleum Corp.	6.500%	3/1/41	4,500	5,348
Marathon Petroleum Corp.	4.750%	9/15/44	1,750	1,653
Marathon Petroleum Corp.	5.000%	9/15/54	2,200	2,058
Murphy Oil Corp.	7.050%	5/1/29	500	567
Murphy Oil Corp.	5.125%	12/1/42	1,550	1,313
National Oilwell Varco Inc.	3.950%	12/1/42	5,100	4,622
NiSource Finance Corp.	6.250%	12/15/40	2,230	2,874
Nisource Finance Corp.	5.950%	6/15/41	2,875	3,595
Nisource Finance Corp.	5.250%	2/15/43	2,750	3,151
Nisource Finance Corp.	4.800%	2/15/44	1,625	1,732
Noble Energy Inc.	8.000%	4/1/27	1,275	1,639
Noble Energy Inc.	6.000%	3/1/41	2,700	2,984
Noble Energy Inc.	5.250%	11/15/43	4,190	4,249
Noble Energy Inc.	5.050%	11/15/44	1,525	1,507
Noble Holding International Ltd.	6.200%	8/1/40	1,800	1,644
Noble Holding International Ltd.	6.050%	3/1/41	950	829
Noble Holding International Ltd.	5.250%	3/15/42	1,425	1,126
ONEOK Partners LP	6.650%	10/1/36	2,725	3,136
ONEOK Partners LP	6.850%	10/15/37	700	822
ONEOK Partners LP	6.125%	2/1/41	3,050	3,287
ONEOK Partners LP	6.200%	9/15/43	1,350	1,480
Petro-Canada	7.875%	6/15/26	625	801
Petro-Canada	7.000%	11/15/28	1,425	1,862
Petro-Canada	5.350%	7/15/33	1,350	1,553
Petro-Canada	5.950%	5/15/35	2,580	2,995
Petro-Canada	6.800%	5/15/38	3,875	4,885
Phillips 66	4.650%	11/15/34	3,300	3,384
Phillips 66	5.875%	5/1/42	5,700	6,583
Phillips 66	4.875%	11/15/44	3,950	4,037
Pioneer Natural Resources Co.	7.200%	1/15/28	800	974

78

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Plains All American Pipeline LP / PAA Finance Corp	6.700%	5/15/36	845	1,039
Plains All American Pipeline LP / PAA Finance Corp.	6.650%	1/15/37	1,650	2,037
Plains All American Pipeline LP / PAA Finance Corp.	5.150%	6/1/42	1,800	1,888
Plains All American Pipeline LP / PAA Finance Corp.	4.300%	1/31/43	1,925	1,821
Plains All American Pipeline LP / PAA Finance Corp.	4.700%	6/15/44	2,425	2,407
Pride International Inc.	7.875%	8/15/40	1,500	1,821
Rowan Cos. Inc.	5.400%	12/1/42	950	822
Rowan Cos. Inc.	5.850%	1/15/44	1,175	1,055
Shell International Finance BV	6.375%	12/15/38	9,090	12,196
Shell International Finance BV	5.500%	3/25/40	2,525	3,070
Shell International Finance BV	3.625%	8/21/42	1,900	1,779
Shell International Finance BV	4.550%	8/12/43	5,500	6,006
Southern Natural Gas Co. LLC	8.000%	3/1/32	3,158	4,091
Spectra Energy Capital LLC	6.750%	2/15/32	905	1,057
Spectra Energy Partners LP	5.950%	9/25/43	1,000	1,163
Suncor Energy Inc.	7.150%	2/1/32	800	1,062
Suncor Energy Inc.	5.950%	12/1/34	555	644
Suncor Energy Inc.	6.500%	6/15/38	4,285	5,268
Suncor Energy Inc.	6.850%	6/1/39	2,250	2,803
Sunoco Logistics Partners Operations LP	6.850%	2/15/40	850	993
Sunoco Logistics Partners Operations LP	6.100%	2/15/42	1,000	1,085
Sunoco Logistics Partners Operations LP	4.950%	1/15/43	700	671
Sunoco Logistics Partners Operations LP	5.300%	4/1/44	2,250	2,268
Sunoco Logistics Partners Operations LP	5.350%	5/15/45	3,650	3,707
Talisman Energy Inc.	7.250%	10/15/27	450	512
Talisman Energy Inc.	5.850%	2/1/37	2,725	2,646
Talisman Energy Inc.	5.500%	5/15/42	2,925	2,778
Tennessee Gas Pipeline Co. LLC	7.000%	3/15/27	1,466	1,750
Tennessee Gas Pipeline Co. LLC	7.000%	10/15/28	1,400	1,724
Tennessee Gas Pipeline Co. LLC	7.625%	4/1/37	710	889
Texas Eastern Transmission LP	7.000%	7/15/32	1,100	1,477
Tosco Corp.	7.800%	1/1/27	105	145
Tosco Corp.	8.125%	2/15/30	3,775	5,476
TransCanada PipeLines Ltd.	4.625%	3/1/34	3,600	3,643
TransCanada PipeLines Ltd.	5.600%	3/31/34	1,425	1,607
TransCanada PipeLines Ltd.	5.850%	3/15/36	3,150	3,609
TransCanada PipeLines Ltd.	6.200%	10/15/37	2,500	2,942
TransCanada PipeLines Ltd.	7.250%	8/15/38	3,925	5,213
TransCanada PipeLines Ltd.	7.625%	1/15/39	1,665	2,286
TransCanada PipeLines Ltd.	6.100%	6/1/40	3,475	4,043
TransCanada PipeLines Ltd.	5.000%	10/16/43	2,075	2,189
Transcontinental Gas Pipe Line Co. LLC	5.400%	8/15/41	1,625	1,758
Transcontinental Gas Pipe Line Co. LLC	4.450%	8/1/42	1,075	1,006
Transocean Inc.	7.500%	4/15/31	1,725	1,587
Transocean Inc.	6.800%	3/15/38	3,300	2,780
Transocean Inc.	7.350%	12/15/41	855	761
Valero Energy Corp.	7.500%	4/15/32	2,321	2,916
Valero Energy Corp.	6.625%	6/15/37	6,139	7,248
Weatherford International LLC	6.800%	6/15/37	2,900	2,758
Weatherford International Ltd.	6.500%	8/1/36	2,430	2,229
Weatherford International Ltd.	7.000%	3/15/38	1,400	1,346
Weatherford International Ltd.	6.750%	9/15/40	1,950	1,827
Weatherford International Ltd.	5.950%	4/15/42	1,350	1,143
Western Gas Partners LP	5.450%	4/1/44	1,250	1,319
Williams Cos. Inc.	7.500%	1/15/31	1,151	1,221
Williams Cos. Inc.	8.750%	3/15/32	1,191	1,390
Williams Cos. Inc.	5.750%	6/24/44	2,700	2,348
Williams Partners LP	3.900%	1/15/25	2,300	2,211
Williams Partners LP	6.300%	4/15/40	2,500	2,794
Williams Partners LP	5.800%	11/15/43	3,325	3,455
Williams Partners LP	5.400%	3/4/44	1,700	1,676
Williams Partners LP	4.900%	1/15/45	1,900	1,779
XTO Energy Inc.	6.750%	8/1/37	440	644

79

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Other Industrial (0.2%)
California Institute of Technology GO	4.700%	11/1/11	1,275	1,371
3 Johns Hopkins University Maryland GO	4.083%	7/1/53	1,175	1,227
Massachusetts Institute of Technology GO	5.600%	7/1/11	3,025	4,143
Massachusetts Institute of Technology GO	4.678%	7/1/14	2,075	2,399
3 Massachusetts Institute of Technology GO	3.959%	7/1/38	1,050	1,113
3 Northwestern University Illinois GO	4.643%	12/1/44	1,850	2,150
President & Fellows of Harvard College Massachusetts
GO	3.619%	10/1/37	900	905
University of Pennsylvania GO	4.674%	9/1/12	1,000	1,062
Technology (1.6%)
Apple Inc.	3.850%	5/4/43	10,235	10,242
Apple Inc.	4.450%	5/6/44	4,025	4,443
Applied Materials Inc.	5.850%	6/15/41	2,085	2,538
Broadcom Corp.	4.500%	8/1/34	750	787
Cisco Systems Inc.	5.900%	2/15/39	6,100	7,688
Cisco Systems Inc.	5.500%	1/15/40	6,735	8,183
Corning Inc.	7.250%	8/15/36	600	778
Corning Inc.	4.700%	3/15/37	2,800	3,002
Corning Inc.	5.750%	8/15/40	1,450	1,737
Corning Inc.	4.750%	3/15/42	1,075	1,144
Equifax Inc.	7.000%	7/1/37	750	978
Harris Corp.	6.150%	12/15/40	845	1,021
Hewlett-Packard Co.	6.000%	9/15/41	4,835	5,446
HP Enterprise Services LLC	7.450%	10/15/29	875	1,104
Intel Corp.	4.000%	12/15/32	3,130	3,212
Intel Corp.	4.800%	10/1/41	4,945	5,431
Intel Corp.	4.250%	12/15/42	2,975	3,066
International Business Machines Corp.	7.000%	10/30/25	2,325	3,070
International Business Machines Corp.	6.220%	8/1/27	2,450	3,111
International Business Machines Corp.	6.500%	1/15/28	1,225	1,589
International Business Machines Corp.	5.875%	11/29/32	2,750	3,513
International Business Machines Corp.	5.600%	11/30/39	2,728	3,288
International Business Machines Corp.	4.000%	6/20/42	3,753	3,737
Juniper Networks Inc.	5.950%	3/15/41	1,350	1,356
Microsoft Corp.	5.200%	6/1/39	3,505	4,196
Microsoft Corp.	4.500%	10/1/40	2,965	3,270
Microsoft Corp.	5.300%	2/8/41	3,875	4,747
Microsoft Corp.	3.500%	11/15/42	2,825	2,682
Microsoft Corp.	3.750%	5/1/43	185	183
Microsoft Corp.	4.875%	12/15/43	1,100	1,294
Motorola Solutions Inc.	7.500%	5/15/25	1,075	1,323
Motorola Solutions Inc.	5.500%	9/1/44	1,200	1,270
Oracle Corp.	4.300%	7/8/34	5,750	6,163
Oracle Corp.	6.500%	4/15/38	3,200	4,288
Oracle Corp.	6.125%	7/8/39	3,675	4,761
Oracle Corp.	5.375%	7/15/40	8,745	10,475
Oracle Corp.	4.500%	7/8/44	3,875	4,198
4 Seagate HDD Cayman	4.750%	1/1/25	4,930	5,078
4 Seagate HDD Cayman	5.750%	12/1/34	3,100	3,267
Tyco Electronics Group SA	7.125%	10/1/37	1,250	1,719
Xerox Corp.	6.750%	12/15/39	1,175	1,440
Transportation (1.6%)
3 American Airlines 2013-1 Class A Pass Through Trust	4.000%	1/15/27	968	986
American Airlines 2014-1 Class A Pass Through Trust	3.700%	10/1/26	3,300	3,325
3 BNSF Funding Trust I	6.613%	12/15/55	850	952
Burlington Northern Santa Fe LLC	7.000%	12/15/25	1,200	1,567
Burlington Northern Santa Fe LLC	7.950%	8/15/30	1,300	1,864
Burlington Northern Santa Fe LLC	6.200%	8/15/36	1,575	2,047
Burlington Northern Santa Fe LLC	6.150%	5/1/37	2,075	2,713
Burlington Northern Santa Fe LLC	5.750%	5/1/40	2,195	2,704
Burlington Northern Santa Fe LLC	5.050%	3/1/41	1,325	1,494
Burlington Northern Santa Fe LLC	5.400%	6/1/41	1,635	1,947

80

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Burlington Northern Santa Fe LLC	4.950%	9/15/41	350	389
Burlington Northern Santa Fe LLC	4.400%	3/15/42	2,085	2,171
Burlington Northern Santa Fe LLC	4.375%	9/1/42	3,325	3,438
Burlington Northern Santa Fe LLC	4.450%	3/15/43	2,810	2,942
Burlington Northern Santa Fe LLC	5.150%	9/1/43	2,000	2,305
Burlington Northern Santa Fe LLC	4.900%	4/1/44	3,825	4,304
Burlington Northern Santa Fe LLC	4.550%	9/1/44	2,500	2,676
Canadian National Railway Co.	6.900%	7/15/28	1,500	2,032
Canadian National Railway Co.	6.250%	8/1/34	2,450	3,237
Canadian National Railway Co.	6.200%	6/1/36	2,097	2,792
Canadian National Railway Co.	6.375%	11/15/37	550	754
Canadian National Railway Co.	3.500%	11/15/42	1,450	1,387
Canadian Pacific Railway Co.	7.125%	10/15/31	1,175	1,622
Canadian Pacific Railway Co.	5.750%	3/15/33	1,460	1,788
Canadian Pacific Railway Co.	5.950%	5/15/37	1,670	2,148
Canadian Pacific Railway Ltd.	5.750%	1/15/42	1,000	1,278
Con-way Inc.	6.700%	5/1/34	1,050	1,166
CSX Corp.	6.000%	10/1/36	175	221
CSX Corp.	6.150%	5/1/37	2,280	2,941
CSX Corp.	6.220%	4/30/40	3,850	5,015
CSX Corp.	5.500%	4/15/41	1,600	1,924
CSX Corp.	4.750%	5/30/42	1,675	1,831
CSX Corp.	4.400%	3/1/43	525	545
CSX Corp.	4.100%	3/15/44	3,850	3,820
CSX Corp.	4.500%	8/1/54	1,500	1,570
FedEx Corp.	4.900%	1/15/34	1,675	1,861
FedEx Corp.	3.875%	8/1/42	1,250	1,205
FedEx Corp.	4.100%	4/15/43	1,700	1,684
FedEx Corp.	5.100%	1/15/44	2,500	2,882
3 Hawaiian Airlines 2013-1 Class A Pass Through
Certificates	3.900%	1/15/26	2,100	2,066
Kansas City Southern Railway Co.	4.300%	5/15/43	1,550	1,579
Norfolk Southern Corp.	5.590%	5/17/25	631	747
Norfolk Southern Corp.	7.800%	5/15/27	2,242	3,114
Norfolk Southern Corp.	7.250%	2/15/31	560	775
Norfolk Southern Corp.	7.050%	5/1/37	600	844
Norfolk Southern Corp.	4.837%	10/1/41	2,823	3,146
Norfolk Southern Corp.	3.950%	10/1/42	1,925	1,894
Norfolk Southern Corp.	4.800%	8/15/43	1,200	1,337
Norfolk Southern Corp.	7.900%	5/15/97	250	404
Norfolk Southern Corp.	6.000%	3/15/05	1,800	2,336
Norfolk Southern Corp.	6.000%	5/23/11	2,675	3,452
Union Pacific Corp.	6.625%	2/1/29	1,900	2,550
Union Pacific Corp.	4.750%	9/15/41	3,530	3,964
Union Pacific Corp.	4.250%	4/15/43	975	1,017
Union Pacific Corp.	4.750%	12/15/43	1,925	2,173
Union Pacific Corp.	4.821%	2/1/44	2,440	2,780
Union Pacific Corp.	4.850%	6/15/44	1,000	1,143
Union Pacific Corp.	4.150%	1/15/45	300	313
3 Union Pacific Railroad Co. 2007-3 Pass Through Trust	6.176%	1/2/31	781	936
3 United Airlines 2014-2 Class A Pass Through Trust	3.750%	9/3/26	2,025	2,045
3 United Airlines Pass Through Trust Series 2013-1	4.300%	2/15/27	3,575	3,696
3 United Airlines Pass Through Trust Series 2014-1	4.000%	10/11/27	2,950	3,024
United Parcel Service Inc.	6.200%	1/15/38	3,910	5,192
United Parcel Service Inc.	4.875%	11/15/40	2,610	3,052
United Parcel Service Inc.	3.625%	10/1/42	2,700	2,644
United Parcel Service of America Inc.	8.375%	4/1/30	500	747
3 US Airways 2013-1 Class A Pass Through Trust	3.950%	5/15/27	1,675	1,719
3 US Airways Inc. 2012-2 Class A Pass Through Trust	4.625%	12/3/26	1,268	1,331
				2,826,582
Utilities (6.5%)
Electric (6.1%)
AEP Texas Central Co.	6.650%	2/15/33	2,205	2,906

81

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Alabama Power Co.	5.650%	3/15/35	750	757
Alabama Power Co.	6.125%	5/15/38	1,180	1,601
Alabama Power Co.	6.000%	3/1/39	1,450	1,911
Alabama Power Co.	5.500%	3/15/41	1,250	1,577
Alabama Power Co.	5.200%	6/1/41	1,075	1,319
Alabama Power Co.	4.100%	1/15/42	800	830
Alabama Power Co.	3.850%	12/1/42	1,250	1,268
Alabama Power Co.	4.150%	8/15/44	1,200	1,268
Ameren Illinois Co.	3.250%	3/1/25	900	912
Ameren Illinois Co.	4.800%	12/15/43	2,203	2,551
Appalachian Power Co	4.400%	5/15/44	1,025	1,081
Appalachian Power Co.	5.800%	10/1/35	975	1,205
Appalachian Power Co.	6.375%	4/1/36	1,225	1,593
Appalachian Power Co.	6.700%	8/15/37	500	673
Appalachian Power Co.	7.000%	4/1/38	2,093	2,921
Arizona Public Service Co.	5.500%	9/1/35	400	500
Arizona Public Service Co.	5.050%	9/1/41	850	999
Arizona Public Service Co.	4.500%	4/1/42	1,510	1,614
Arizona Public Service Co.	4.700%	1/15/44	1,250	1,424
Baltimore Gas & Electric Co.	6.350%	10/1/36	1,075	1,466
4 Berkshire Hathaway Energy Co.	3.500%	2/1/25	2,400	2,412
Berkshire Hathaway Energy Co.	8.480%	9/15/28	420	627
Berkshire Hathaway Energy Co.	6.125%	4/1/36	6,020	7,581
Berkshire Hathaway Energy Co.	5.950%	5/15/37	1,775	2,214
Berkshire Hathaway Energy Co.	6.500%	9/15/37	3,680	4,828
Berkshire Hathaway Energy Co.	5.150%	11/15/43	2,475	2,816
4 Berkshire Hathaway Energy Co.	4.500%	2/1/45	2,500	2,624
CenterPoint Energy Houston Electric LLC	6.950%	3/15/33	1,425	2,011
CenterPoint Energy Houston Electric LLC	3.550%	8/1/42	1,600	1,541
CenterPoint Energy Houston Electric LLC	4.500%	4/1/44	1,625	1,832
Cleco Power LLC	6.500%	12/1/35	500	648
Cleco Power LLC	6.000%	12/1/40	1,000	1,197
Cleveland Electric Illuminating Co.	5.950%	12/15/36	1,000	1,164
CMS Energy Corp.	4.700%	3/31/43	850	898
CMS Energy Corp.	4.875%	3/1/44	850	922
Commonwealth Edison Co.	5.900%	3/15/36	3,500	4,487
Commonwealth Edison Co.	6.450%	1/15/38	1,075	1,462
Commonwealth Edison Co.	3.800%	10/1/42	650	644
Commonwealth Edison Co.	4.600%	8/15/43	3,300	3,735
Connecticut Light & Power Co.	6.350%	6/1/36	1,250	1,715
Connecticut Light & Power Co.	4.300%	4/15/44	525	568
Consolidated Edison Co. of New York Inc.	5.300%	3/1/35	2,700	3,262
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	2,200	2,816
Consolidated Edison Co. of New York Inc.	5.700%	12/1/36	1,550	1,954
Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	1,300	1,731
Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	2,025	2,821
Consolidated Edison Co. of New York Inc.	5.500%	12/1/39	875	1,069
Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	1,850	2,343
Consolidated Edison Co. of New York Inc.	4.200%	3/15/42	1,000	1,037
Consolidated Edison Co. of New York Inc.	3.950%	3/1/43	2,600	2,601
Consolidated Edison Co. of New York Inc.	4.450%	3/15/44	3,150	3,406
Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	2,475	2,694
Consumers Energy Co.	3.950%	5/15/43	1,800	1,862
Consumers Energy Co.	4.350%	8/31/64	750	790
Delmarva Power & Light Co.	4.000%	6/1/42	1,250	1,284
Dominion Resources Inc.	6.300%	3/15/33	2,550	3,316
Dominion Resources Inc.	5.950%	6/15/35	1,725	2,192
Dominion Resources Inc.	4.900%	8/1/41	3,225	3,553
Dominion Resources Inc.	4.050%	9/15/42	1,075	1,048
Dominion Resources Inc.	4.700%	12/1/44	2,050	2,181
DTE Electric Co.	3.375%	3/1/25	1,975	2,022
DTE Electric Co.	5.700%	10/1/37	1,710	2,196
DTE Electric Co.	3.950%	6/15/42	1,125	1,157
DTE Electric Co.	4.000%	4/1/43	2,100	2,181

82

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
DTE Electric Co.	4.300%	7/1/44	1,150	1,248
DTE Energy Co.	6.375%	4/15/33	1,700	2,187
Duke Energy Carolinas LLC	6.000%	12/1/28	1,625	2,053
Duke Energy Carolinas LLC	6.450%	10/15/32	1,050	1,417
Duke Energy Carolinas LLC	6.100%	6/1/37	2,075	2,699
Duke Energy Carolinas LLC	6.000%	1/15/38	1,955	2,565
Duke Energy Carolinas LLC	6.050%	4/15/38	3,450	4,567
Duke Energy Carolinas LLC	5.300%	2/15/40	2,300	2,839
Duke Energy Carolinas LLC	4.250%	12/15/41	2,150	2,302
Duke Energy Carolinas LLC	4.000%	9/30/42	1,900	1,962
Duke Energy Florida Inc.	6.350%	9/15/37	1,595	2,209
Duke Energy Florida Inc.	6.400%	6/15/38	3,350	4,663
Duke Energy Florida Inc.	5.650%	4/1/40	795	1,033
Duke Energy Florida Inc.	3.850%	11/15/42	1,250	1,266
Duke Energy Indiana Inc.	6.120%	10/15/35	1,055	1,360
Duke Energy Indiana Inc.	6.350%	8/15/38	2,350	3,289
Duke Energy Indiana Inc.	4.200%	3/15/42	700	746
Duke Energy Indiana Inc.	4.900%	7/15/43	1,500	1,766
Duke Energy Progress Inc.	6.300%	4/1/38	1,775	2,457
Duke Energy Progress Inc.	4.100%	5/15/42	1,625	1,723
Duke Energy Progress Inc.	4.100%	3/15/43	1,000	1,061
Duke Energy Progress Inc.	4.375%	3/30/44	1,375	1,509
Duke Energy Progress Inc.	4.150%	12/1/44	2,400	2,555
El Paso Electric Co.	6.000%	5/15/35	850	1,065
Entergy Louisiana LLC	4.440%	1/15/26	625	697
Entergy Louisiana LLC	4.950%	1/15/45	1,025	1,053
Exelon Corp.	5.625%	6/15/35	3,210	3,752
Exelon Generation Co. LLC	6.250%	10/1/39	2,455	2,948
Exelon Generation Co. LLC	5.750%	10/1/41	1,400	1,579
Exelon Generation Co. LLC	5.600%	6/15/42	4,045	4,524
FirstEnergy Solutions Corp.	6.800%	8/15/39	2,845	3,071
Florida Power & Light Co.	5.950%	10/1/33	950	1,253
Florida Power & Light Co.	5.625%	4/1/34	2,074	2,629
Florida Power & Light Co.	4.950%	6/1/35	460	546
Florida Power & Light Co.	5.400%	9/1/35	1,190	1,479
Florida Power & Light Co.	6.200%	6/1/36	1,150	1,556
Florida Power & Light Co.	5.650%	2/1/37	1,525	1,966
Florida Power & Light Co.	5.850%	5/1/37	475	623
Florida Power & Light Co.	5.950%	2/1/38	2,375	3,156
Florida Power & Light Co.	5.960%	4/1/39	1,825	2,443
Florida Power & Light Co.	5.690%	3/1/40	750	977
Florida Power & Light Co.	5.250%	2/1/41	1,495	1,855
Florida Power & Light Co.	5.125%	6/1/41	1,125	1,373
Florida Power & Light Co.	4.125%	2/1/42	1,775	1,895
Florida Power & Light Co.	4.050%	6/1/42	1,525	1,614
Florida Power & Light Co.	3.800%	12/15/42	1,375	1,390
Florida Power & Light Co.	4.050%	10/1/44	2,000	2,101
Georgia Power Co.	5.650%	3/1/37	2,575	3,201
Georgia Power Co.	5.950%	2/1/39	725	940
Georgia Power Co.	5.400%	6/1/40	1,710	2,075
Georgia Power Co.	4.750%	9/1/40	1,625	1,829
Georgia Power Co.	4.300%	3/15/42	4,505	4,768
Georgia Power Co.	4.300%	3/15/43	1,000	1,060
Iberdrola International BV	6.750%	7/15/36	1,495	1,895
Indiana Michigan Power Co.	6.050%	3/15/37	925	1,168
Interstate Power & Light Co.	6.250%	7/15/39	1,600	2,207
ITC Holdings Corp.	5.300%	7/1/43	1,450	1,688
Jersey Central Power & Light Co.	6.150%	6/1/37	750	893
3 John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	2,195	2,494
Kansas City Power & Light Co.	6.050%	11/15/35	700	902
Kansas City Power & Light Co.	5.300%	10/1/41	1,400	1,644
Kentucky Utilities Co.	5.125%	11/1/40	1,800	2,173
Kentucky Utilities Co.	4.650%	11/15/43	1,800	2,061
Louisville Gas & Electric Co.	5.125%	11/15/40	1,975	2,419

83

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Louisville Gas & Electric Co.	4.650%	11/15/43	325	371
MidAmerican Energy Co.	6.750%	12/30/31	1,795	2,498
MidAmerican Energy Co.	5.750%	11/1/35	850	1,090
MidAmerican Energy Co.	5.800%	10/15/36	1,625	2,090
MidAmerican Energy Co.	4.800%	9/15/43	1,150	1,335
Mississippi Power Co.	4.250%	3/15/42	1,625	1,652
National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	3,040	3,216
Nevada Power Co.	6.650%	4/1/36	775	1,071
Nevada Power Co.	6.750%	7/1/37	1,800	2,547
Nevada Power Co.	5.375%	9/15/40	970	1,191
Nevada Power Co.	5.450%	5/15/41	530	669
Northern States Power Co.	5.250%	7/15/35	1,175	1,434
Northern States Power Co.	6.250%	6/1/36	525	715
Northern States Power Co.	6.200%	7/1/37	1,200	1,638
Northern States Power Co.	5.350%	11/1/39	625	786
Northern States Power Co.	4.850%	8/15/40	1,200	1,412
Northern States Power Co.	3.400%	8/15/42	1,650	1,563
Northern States Power Co.	4.125%	5/15/44	1,300	1,382
NorthWestern Corp.	4.176%	11/15/44	1,500	1,590
NSTAR Electric Co.	5.500%	3/15/40	2,550	3,265
NSTAR Electric Co.	4.400%	3/1/44	375	411
Oglethorpe Power Corp.	5.950%	11/1/39	750	962
Oglethorpe Power Corp.	5.375%	11/1/40	1,730	2,037
Oglethorpe Power Corp.	4.200%	12/1/42	700	706
Oglethorpe Power Corp.	4.550%	6/1/44	1,550	1,634
Oglethorpe Power Corp.	5.250%	9/1/50	675	775
Ohio Edison Co.	6.875%	7/15/36	1,625	2,198
Ohio Power Co.	6.600%	2/15/33	900	1,198
Ohio Power Co.	5.850%	10/1/35	825	1,044
Oklahoma Gas & Electric Co.	5.850%	6/1/40	350	458
Oklahoma Gas & Electric Co.	5.250%	5/15/41	750	906
Oklahoma Gas & Electric Co.	3.900%	5/1/43	1,375	1,380
Oklahoma Gas & Electric Co.	4.550%	3/15/44	625	698
Oklahoma Gas & Electric Co.	4.000%	12/15/44	1,350	1,372
Oncor Electric Delivery Co. LLC	7.000%	5/1/32	1,550	2,176
Oncor Electric Delivery Co. LLC	7.250%	1/15/33	1,080	1,564
Oncor Electric Delivery Co. LLC	7.500%	9/1/38	1,265	1,903
Oncor Electric Delivery Co. LLC	5.250%	9/30/40	1,175	1,436
Oncor Electric Delivery Co. LLC	4.550%	12/1/41	1,310	1,480
Oncor Electric Delivery Co. LLC	5.300%	6/1/42	1,650	2,046
Pacific Gas & Electric Co.	6.050%	3/1/34	9,790	12,461
Pacific Gas & Electric Co.	5.800%	3/1/37	3,130	3,833
Pacific Gas & Electric Co.	6.350%	2/15/38	2,650	3,475
Pacific Gas & Electric Co.	6.250%	3/1/39	2,200	2,873
Pacific Gas & Electric Co.	5.400%	1/15/40	1,505	1,789
Pacific Gas & Electric Co.	4.500%	12/15/41	750	812
Pacific Gas & Electric Co.	4.450%	4/15/42	3,005	3,168
Pacific Gas & Electric Co.	4.600%	6/15/43	1,700	1,831
Pacific Gas & Electric Co.	5.125%	11/15/43	1,700	1,966
Pacific Gas & Electric Co.	4.750%	2/15/44	1,250	1,381
Pacific Gas & Electric Co.	4.300%	3/15/45	2,775	2,848
PacifiCorp	7.700%	11/15/31	1,050	1,570
PacifiCorp	5.250%	6/15/35	1,150	1,395
PacifiCorp	6.100%	8/1/36	1,050	1,404
PacifiCorp	5.750%	4/1/37	1,825	2,344
PacifiCorp	6.250%	10/15/37	2,143	2,903
PacifiCorp	6.350%	7/15/38	1,550	2,120
PacifiCorp	6.000%	1/15/39	1,725	2,268
PacifiCorp	4.100%	2/1/42	2,100	2,214
Peco Energy Co.	5.950%	10/1/36	790	1,049
PECO Energy Co.	4.150%	10/1/44	1,830	1,948
Pennsylvania Electric Co.	6.150%	10/1/38	850	1,019
Potomac Electric Power Co.	6.500%	11/15/37	2,000	2,781
Potomac Electric Power Co.	7.900%	12/15/38	160	261

84

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Potomac Electric Power Co.	4.150%	3/15/43	725	765
PPL Capital Funding Inc.	4.700%	6/1/43	1,575	1,706
PPL Capital Funding Inc.	5.000%	3/15/44	1,000	1,113
PPL Electric Utilities Corp.	6.250%	5/15/39	1,275	1,754
PPL Electric Utilities Corp.	5.200%	7/15/41	800	979
PPL Electric Utilities Corp.	4.750%	7/15/43	150	174
PPL Electric Utilities Corp.	4.125%	6/15/44	1,000	1,058
Progress Energy Inc.	7.750%	3/1/31	1,875	2,715
Progress Energy Inc.	7.000%	10/30/31	900	1,237
Progress Energy Inc.	6.000%	12/1/39	2,775	3,584
PSEG Power LLC	8.625%	4/15/31	1,650	2,418
Public Service Co. of Colorado	6.250%	9/1/37	1,025	1,428
Public Service Co. of Colorado	6.500%	8/1/38	630	897
Public Service Co. of Colorado	4.750%	8/15/41	1,300	1,516
Public Service Co. of Colorado	3.600%	9/15/42	1,850	1,800
Public Service Co. of Colorado	4.300%	3/15/44	1,850	2,017
Public Service Co. of Oklahoma	6.625%	11/15/37	400	541
Public Service Electric & Gas Co.	5.800%	5/1/37	1,750	2,277
Public Service Electric & Gas Co.	5.375%	11/1/39	2,601	3,276
Public Service Electric & Gas Co.	3.950%	5/1/42	2,375	2,457
Public Service Electric & Gas Co.	3.650%	9/1/42	2,425	2,389
Public Service Electric & Gas Co.	4.000%	6/1/44	875	911
Puget Sound Energy Inc.	7.020%	12/1/27	1,146	1,546
Puget Sound Energy Inc.	5.483%	6/1/35	1,725	2,127
Puget Sound Energy Inc.	6.724%	6/15/36	128	186
Puget Sound Energy Inc.	6.274%	3/15/37	2,275	3,073
Puget Sound Energy Inc.	5.757%	10/1/39	1,450	1,887
Puget Sound Energy Inc.	5.795%	3/15/40	675	887
Puget Sound Energy Inc.	5.764%	7/15/40	1,220	1,612
Puget Sound Energy Inc.	5.638%	4/15/41	325	419
Puget Sound Energy Inc.	4.434%	11/15/41	850	934
San Diego Gas & Electric Co.	6.000%	6/1/26	500	626
San Diego Gas & Electric Co.	5.350%	5/15/35	1,025	1,254
San Diego Gas & Electric Co.	6.125%	9/15/37	841	1,145
San Diego Gas & Electric Co.	6.000%	6/1/39	325	431
San Diego Gas & Electric Co.	5.350%	5/15/40	950	1,180
San Diego Gas & Electric Co.	4.500%	8/15/40	1,650	1,836
San Diego Gas & Electric Co.	3.950%	11/15/41	1,150	1,193
San Diego Gas & Electric Co.	4.300%	4/1/42	800	869
Scottish Power Ltd.	5.810%	3/15/25	1,160	1,343
Sierra Pacific Power Co.	6.750%	7/1/37	1,170	1,643
South Carolina Electric & Gas Co.	6.625%	2/1/32	700	969
South Carolina Electric & Gas Co.	5.300%	5/15/33	1,850	2,214
South Carolina Electric & Gas Co.	6.050%	1/15/38	1,200	1,562
South Carolina Electric & Gas Co.	5.450%	2/1/41	900	1,111
South Carolina Electric & Gas Co.	4.350%	2/1/42	1,895	2,002
South Carolina Electric & Gas Co.	4.600%	6/15/43	1,675	1,864
South Carolina Electric & Gas Co.	4.500%	6/1/64	1,275	1,378
Southern California Edison Co.	6.650%	4/1/29	1,075	1,422
Southern California Edison Co.	6.000%	1/15/34	1,260	1,638
Southern California Edison Co.	5.750%	4/1/35	1,300	1,661
Southern California Edison Co.	5.350%	7/15/35	2,400	2,924
Southern California Edison Co.	5.550%	1/15/36	100	127
Southern California Edison Co.	5.625%	2/1/36	3,200	4,027
Southern California Edison Co.	5.550%	1/15/37	500	624
Southern California Edison Co.	5.950%	2/1/38	2,675	3,535
Southern California Edison Co.	6.050%	3/15/39	325	430
Southern California Edison Co.	5.500%	3/15/40	625	791
Southern California Edison Co.	4.500%	9/1/40	2,775	3,059
Southern California Edison Co.	3.900%	12/1/41	1,425	1,445
Southern California Edison Co.	4.050%	3/15/42	2,890	2,998
Southern California Edison Co.	3.900%	3/15/43	500	508
Southern California Edison Co.	4.650%	10/1/43	2,350	2,681
Southern Power Co.	5.150%	9/15/41	1,725	2,003

85

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Southern Power Co.	5.250%	7/15/43	1,000	1,154
Southwestern Electric Power Co.	6.200%	3/15/40	1,150	1,495
Southwestern Public Service Co.	4.500%	8/15/41	1,950	2,154
Tampa Electric Co.	6.550%	5/15/36	800	1,113
Tampa Electric Co.	6.150%	5/15/37	700	938
Tampa Electric Co.	4.100%	6/15/42	1,725	1,790
Toledo Edison Co.	6.150%	5/15/37	875	1,088
TransAlta Corp.	6.500%	3/15/40	1,000	1,075
4 Tri-State Generation & Transmission Association Inc.	4.700%	11/1/44	875	931
Union Electric Co.	5.300%	8/1/37	1,675	2,046
Union Electric Co.	8.450%	3/15/39	300	509
Union Electric Co.	3.900%	9/15/42	1,675	1,704
Virginia Electric & Power Co.	6.000%	1/15/36	1,935	2,525
Virginia Electric & Power Co.	6.000%	5/15/37	1,725	2,278
Virginia Electric & Power Co.	6.350%	11/30/37	1,800	2,502
Virginia Electric & Power Co.	8.875%	11/15/38	1,460	2,454
Virginia Electric & Power Co.	4.000%	1/15/43	2,175	2,228
Virginia Electric & Power Co.	4.650%	8/15/43	1,700	1,916
Virginia Electric and Power Co.	4.450%	2/15/44	2,000	2,195
Westar Energy Inc.	4.125%	3/1/42	1,235	1,299
Westar Energy Inc.	4.100%	4/1/43	1,700	1,774
Westar Energy Inc.	4.625%	9/1/43	2,000	2,284
Wisconsin Electric Power Co.	5.625%	5/15/33	450	580
Wisconsin Electric Power Co.	5.700%	12/1/36	850	1,122
Wisconsin Electric Power Co.	3.650%	12/15/42	325	327
Wisconsin Electric Power Co.	4.250%	6/1/44	1,725	1,859
Wisconsin Power & Light Co.	6.375%	8/15/37	975	1,352
Wisconsin Power & Light Co.	4.100%	10/15/44	2,025	2,097
Wisconsin Public Service Corp.	3.671%	12/1/42	850	854
Wisconsin Public Service Corp.	4.752%	11/1/44	1,500	1,748
Xcel Energy Inc.	6.500%	7/1/36	650	881
Xcel Energy Inc.	4.800%	9/15/41	600	669
Natural Gas (0.3%)
AGL Capital Corp.	6.000%	10/1/34	850	1,100
AGL Capital Corp.	5.875%	3/15/41	1,935	2,426
AGL Capital Corp.	4.400%	6/1/43	1,350	1,423
Atmos Energy Corp.	5.500%	6/15/41	1,550	1,895
Atmos Energy Corp.	4.150%	1/15/43	1,400	1,422
Atmos Energy Corp.	4.125%	10/15/44	1,450	1,492
KeySpan Corp.	8.000%	11/15/30	1,175	1,638
KeySpan Corp.	5.803%	4/1/35	1,000	1,206
Laclede Group Inc.	4.700%	8/15/44	850	885
ONE Gas Inc.	4.658%	2/1/44	1,575	1,800
Piedmont Natural Gas Co. Inc.	4.100%	9/18/34	850	910
Piedmont Natural Gas Co. Inc.	4.650%	8/1/43	850	981
Sempra Energy	6.000%	10/15/39	5,550	6,855
Southern California Gas Co.	5.750%	11/15/35	75	98
Southern California Gas Co.	3.750%	9/15/42	1,350	1,339
Southern California Gas Co.	4.450%	3/15/44	725	814
Other Utility (0.1%)
American Water Capital Corp.	3.400%	3/1/25	500	504
American Water Capital Corp.	6.593%	10/15/37	2,675	3,705
American Water Capital Corp.	4.300%	12/1/42	1,250	1,278
United Utilities plc	6.875%	8/15/28	1,425	1,697
Veolia Environnement SA	6.750%	6/1/38	1,425	1,825
				558,278
Total Corporate Bonds (Cost $3,816,396)				4,184,403
Sovereign Bonds (U.S. Dollar-Denominated) (7.2%)
Asian Development Bank	6.220%	8/15/27	3,000	4,087
Asian Development Bank	5.820%	6/16/28	280	365
CNOOC Finance 2013 Ltd.	4.250%	5/9/43	2,525	2,484

86

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
CNOOC Nexen Finance 2014 ULC	4.875%	4/30/44	2,300	2,486
Ecopetrol SA	4.125%	1/16/25	4,500	4,338
Ecopetrol SA	7.375%	9/18/43	3,000	3,209
Ecopetrol SA	5.875%	5/28/45	6,800	6,324
European Investment Bank	4.875%	2/15/36	1,755	2,266
Export-Import Bank of Korea	3.250%	8/12/26	3,100	3,118
Federative Republic of Brazil	4.250%	1/7/25	14,025	14,100
Federative Republic of Brazil	8.750%	2/4/25	3,382	4,540
Federative Republic of Brazil	10.125%	5/15/27	3,900	5,948
Federative Republic of Brazil	12.250%	3/6/30	900	1,629
Federative Republic of Brazil	8.250%	1/20/34	6,375	8,813
Federative Republic of Brazil	7.125%	1/20/37	7,195	9,199
3 Federative Republic of Brazil	11.000%	8/17/40	5,150	5,485
Federative Republic of Brazil	5.625%	1/7/41	8,900	9,523
Federative Republic of Brazil	5.000%	1/27/45	12,350	12,103
Hydro-Quebec	8.500%	12/1/29	1,421	2,180
Inter-American Development Bank	7.000%	6/15/25	750	1,027
Inter-American Development Bank	3.875%	10/28/41	1,730	1,957
Inter-American Development Bank	3.200%	8/7/42	1,750	1,757
Inter-American Development Bank	4.375%	1/24/44	3,475	4,249
International Bank for Reconstruction & Development	8.875%	3/1/26	1,000	1,562
International Bank for Reconstruction & Development	4.750%	2/15/35	1,325	1,691
5 KFW	0.000%	4/18/36	11,500	6,204
5 KFW	0.000%	6/29/37	1,825	947
Korea Electric Power Corp.	7.000%	2/1/27	750	982
Nexen Energy ULC	7.875%	3/15/32	1,800	2,535
Nexen Energy ULC	5.875%	3/10/35	2,550	3,011
Nexen Energy ULC	6.400%	5/15/37	3,940	4,949
Nexen Energy ULC	7.500%	7/30/39	1,925	2,642
3 Oriental Republic of Uruguay	7.625%	3/21/36	2,743	3,710
3 Oriental Republic of Uruguay	4.125%	11/20/45	2,600	2,314
3 Oriental Republic of Uruguay	5.100%	6/18/50	7,950	7,930
Pemex Project Funding Master Trust	6.625%	6/15/35	9,120	10,533
Pemex Project Funding Master Trust	6.625%	6/15/38	2,075	2,374
Petrobras Global Finance BV	5.625%	5/20/43	4,100	3,341
Petrobras Global Finance BV	7.250%	3/17/44	1,910	1,880
Petrobras International Finance Co. SA	6.875%	1/20/40	8,300	7,664
Petrobras International Finance Co. SA	6.750%	1/27/41	8,070	7,466
4 Petroleos Mexicanos	4.250%	1/15/25	3,000	2,985
Petroleos Mexicanos	6.500%	6/2/41	9,900	11,436
Petroleos Mexicanos	5.500%	6/27/44	9,250	9,412
4 Petroleos Mexicanos	5.500%	6/27/44	5,600	5,698
Petroleos Mexicanos	6.375%	1/23/45	10,900	12,433
Province of British Columbia	6.500%	1/15/26	1,935	2,597
Province of British Columbia	7.250%	9/1/36	500	791
Quebec	7.500%	9/15/29	7,715	11,474
Region of Lombardy Italy	5.804%	10/25/32	2,375	2,597
Republic of Chile	3.125%	3/27/25	2,250	2,235
Republic of Chile	3.625%	10/30/42	2,700	2,442
Republic of Colombia	10.375%	1/28/33	700	1,093
Republic of Colombia	7.375%	9/18/37	5,997	8,000
Republic of Colombia	6.125%	1/18/41	9,425	11,284
3 Republic of Colombia	5.625%	2/26/44	8,975	10,052
Republic of Finland	6.950%	2/15/26	695	940
Republic of Italy	5.375%	6/15/33	5,825	6,862
Republic of Korea	5.625%	11/3/25	1,775	2,191
Republic of Korea	4.125%	6/10/44	3,200	3,788
Republic of Panama	7.125%	1/29/26	4,215	5,311
Republic of Panama	8.875%	9/30/27	1,960	2,800
Republic of Panama	9.375%	4/1/29	3,235	4,901
3 Republic of Panama	6.700%	1/26/36	6,751	8,619
3 Republic of Panama	4.300%	4/29/53	3,850	3,465
Republic of Peru	7.350%	7/21/25	7,700	10,222
Republic of Peru	8.750%	11/21/33	7,450	11,600

87

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 Republic of Peru	6.550%	3/14/37	3,825	4,944
Republic of Peru	5.625%	11/18/50	7,470	8,777
Republic of Philippines	10.625%	3/16/25	5,405	8,710
Republic of Philippines	5.500%	3/30/26	4,975	5,901
Republic of Philippines	9.500%	2/2/30	6,450	10,486
Republic of Philippines	7.750%	1/14/31	8,725	12,596
Republic of Philippines	6.375%	1/15/32	5,600	7,341
Republic of Philippines	6.375%	10/23/34	8,675	11,625
Republic of Philippines	5.000%	1/13/37	4,375	5,116
Republic of South Africa	5.875%	9/16/25	7,650	8,606
Republic of South Africa	6.250%	3/8/41	2,200	2,599
Republic of South Africa	5.375%	7/24/44	3,600	3,771
Republic of Turkey	7.375%	2/5/25	11,900	14,771
Republic of Turkey	11.875%	1/15/30	4,150	7,356
Republic of Turkey	8.000%	2/14/34	5,675	7,782
Republic of Turkey	6.875%	3/17/36	10,000	12,408
Republic of Turkey	7.250%	3/5/38	2,500	3,238
Republic of Turkey	6.750%	5/30/40	7,000	8,645
Republic of Turkey	6.000%	1/14/41	11,000	12,485
Republic of Turkey	4.875%	4/16/43	4,400	4,381
Republic of Turkey	6.625%	2/17/45	5,000	6,163
State of Israel	4.500%	1/30/43	4,250	4,310
Statoil ASA	7.250%	9/23/27	2,500	3,417
Statoil ASA	6.800%	1/15/28	185	250
Statoil ASA	7.150%	1/15/29	1,290	1,780
Statoil ASA	5.100%	8/17/40	3,250	3,753
Statoil ASA	4.250%	11/23/41	1,925	1,969
Statoil ASA	3.950%	5/15/43	3,870	3,839
Statoil ASA	4.800%	11/8/43	1,500	1,702
United Mexican States	3.600%	1/30/25	8,000	7,959
United Mexican States	8.300%	8/15/31	3,510	5,256
United Mexican States	7.500%	4/8/33	3,300	4,521
United Mexican States	6.750%	9/27/34	8,047	10,502
United Mexican States	6.050%	1/11/40	13,325	16,256
United Mexican States	4.750%	3/8/44	15,465	16,112
United Mexican States	5.550%	1/21/45	10,550	12,209
United Mexican States	5.750%	10/12/10	9,600	10,291
Total Sovereign Bonds (Cost $583,272)				609,977
Taxable Municipal Bonds (5.9%)
Alameda County CA Joint Powers Authority Lease
Revenue	7.046%	12/1/44	1,100	1,503
American Municipal Power Ohio Inc. Revenue
(Hydroelectric Projects)	6.449%	2/15/44	680	898
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	7.834%	2/15/41	645	979
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	6.053%	2/15/43	550	706
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	5.939%	2/15/47	3,200	4,033
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	6.270%	2/15/50	450	579
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	7.499%	2/15/50	175	261
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	8.084%	2/15/50	2,995	4,883
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.793%	4/1/30	600	763
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.918%	4/1/40	1,095	1,536
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.263%	4/1/49	4,700	6,632

88

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	7.043%	4/1/50	2,850	4,243
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.907%	10/1/50	1,540	2,273
California GO	7.700%	11/1/30	1,100	1,388
California GO	7.500%	4/1/34	9,080	13,588
California GO	7.950%	3/1/36	1,450	1,801
California GO	7.550%	4/1/39	10,100	15,569
California GO	7.300%	10/1/39	5,405	7,931
California GO	7.350%	11/1/39	3,675	5,425
California GO	7.625%	3/1/40	5,265	8,081
California GO	7.600%	11/1/40	5,250	8,311
California Public Works Board Lease Revenue (Various
Capital Projects)	8.361%	10/1/34	725	1,071
Central Puget Sound WA Regional Transit Authority
Sales & Use Tax Revenue	5.491%	11/1/39	800	1,010
Chicago IL Board of Education GO	6.319%	11/1/29	1,055	1,123
Chicago IL Board of Education GO	6.138%	12/1/39	800	797
Chicago IL GO	7.781%	1/1/35	675	807
Chicago IL GO	5.432%	1/1/42	900	842
Chicago IL GO	6.314%	1/1/44	1,800	1,899
Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	1,625	2,015
Chicago IL O'Hare International Airport Revenue	6.845%	1/1/38	600	685
Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	1,150	1,556
Chicago IL Transit Authority Sales Tax Receipts
Revenue	6.200%	12/1/40	1,450	1,718
Chicago IL Transit Authority Transfer Tax Receipts
Revenue	6.899%	12/1/40	5,650	7,119
Chicago IL Wastewater Transmission Revenue	6.900%	1/1/40	1,575	2,066
Chicago IL Water Revenue	6.742%	11/1/40	2,100	2,767
Clark County NV Airport System Revenue	6.881%	7/1/42	1,650	1,912
Clark County NV Airport System Revenue	6.820%	7/1/45	1,000	1,466
Colorado Bridge Enterprise Revenue	6.078%	12/1/40	1,280	1,681
Commonwealth Financing Authority Pennsylvania
Revenue	6.218%	6/1/39	1,190	1,458
Connecticut GO	5.632%	12/1/29	2,000	2,389
Connecticut GO	5.090%	10/1/30	1,750	1,995
Connecticut GO	5.850%	3/15/32	3,350	4,208
Connecticut Special Tax Revenue (Transportation
Infrastructure)	5.459%	11/1/30	900	1,064
Cook County IL GO	6.229%	11/15/34	1,050	1,162
Curators of the University of Missouri System Facilities
Revenue	5.960%	11/1/39	1,220	1,579
Curators of the University of Missouri System Facilities
Revenue	5.792%	11/1/41	245	328
Dallas County TX Hospital District Revenue	5.621%	8/15/44	850	1,095
Dallas TX Area Rapid Transit Revenue	4.922%	12/1/41	890	1,052
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	1,570	2,132
Dallas TX Area Rapid Transit Revenue	5.022%	12/1/48	1,665	2,039
Dallas TX Convention Center Hotel Development Corp.
Hotel Revenue	7.088%	1/1/42	1,240	1,671
Dallas TX Independent School District GO	6.450%	2/15/35	1,495	1,799
Denver CO City & County School District No. 1 COP	4.242%	12/15/37	800	823
Denver CO City & County School District No. 1 COP	7.017%	12/15/37	850	1,160
Denver CO City & County School District No. 1 GO	5.664%	12/1/33	525	634
District of Columbia Income Tax Revenue	5.591%	12/1/34	675	830
District of Columbia Income Tax Revenue	5.582%	12/1/35	735	910
District of Columbia Water & Sewer Authority Public
Utility Revenue	5.522%	10/1/44	575	726
District of Columbia Water & Sewer Authority Public
Utility Revenue	4.814%	10/1/14	1,575	1,784
East Baton Rouge LA Sewer Commission Revenue	6.087%	2/1/45	700	788
East Bay CA Municipal Utility District Water System
Revenue	5.874%	6/1/40	1,990	2,651

89

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
George Washington University District of Columbia GO	4.300%	9/15/44	2,175	2,278
Georgia GO	4.503%	11/1/25	1,825	2,040
Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	5,975	7,977
Georgia Municipal Electric Power Authority Revenue	6.655%	4/1/57	2,825	3,712
Georgia Municipal Electric Power Authority Revenue	7.055%	4/1/57	850	1,034
Grand Parkway Transportation Corp. Texas System Toll
Revenue	5.184%	10/1/42	1,000	1,219
Houston TX GO	6.290%	3/1/32	885	1,113
Houston TX Utility System Revenue	3.828%	5/15/28	1,200	1,271
Illinois GO	5.100%	6/1/33	23,740	23,689
Illinois GO	6.630%	2/1/35	3,120	3,492
Illinois GO	6.725%	4/1/35	2,000	2,235
Illinois GO	7.350%	7/1/35	2,605	3,054
Illinois Toll Highway Authority Revenue	6.184%	1/1/34	1,495	1,947
Illinois Toll Highway Authority Revenue	5.851%	12/1/34	600	779
Indianapolis IN Local Public Improvement Revenue	6.116%	1/15/40	1,075	1,417
JobsOhio Beverage System Statewide Liquor Profits
Revenue	3.985%	1/1/29	1,225	1,271
JobsOhio Beverage System Statewide Liquor Profits
Revenue	4.532%	1/1/35	1,050	1,141
Kansas Department of Transportation Highway
Revenue	4.596%	9/1/35	925	1,051
6 Kansas Development Finance Authority Revenue
(Public Employees Retirement System)	5.501%	5/1/34	500	583
La Paz County AZ Industrial Development Authority
Project Revenue (LCS Corrections Services, Inc.
Project)	7.000%	3/1/34	750	752
Las Vegas Valley Water District Nevada GO	7.013%	6/1/39	525	573
Los Angeles CA Community College District GO	6.600%	8/1/42	1,300	1,843
Los Angeles CA Community College District GO	6.750%	8/1/49	1,700	2,511
Los Angeles CA Department of Airports International
Airport Revenue	6.582%	5/15/39	305	400
Los Angeles CA Department of Water & Power
Revenue	5.716%	7/1/39	2,375	3,021
Los Angeles CA Department of Water & Power
Revenue	6.008%	7/1/39	795	1,012
Los Angeles CA Department of Water & Power
Revenue	6.166%	7/1/40	625	728
Los Angeles CA Department of Water & Power
Revenue	6.574%	7/1/45	1,575	2,273
Los Angeles CA Department of Water & Power
Revenue	6.603%	7/1/50	1,500	2,210
Los Angeles CA Unified School District GO	5.755%	7/1/29	1,105	1,364
Los Angeles CA Unified School District GO	5.750%	7/1/34	3,795	4,814
Los Angeles CA Unified School District GO	6.758%	7/1/34	2,660	3,709
Los Angeles County CA Metropolitan Transportation
Authority Sales Tax Revenue	5.735%	6/1/39	1,150	1,444
Los Angeles County CA Public Works Financing
Authority Lease Revenue	7.488%	8/1/33	1,760	2,340
Los Angeles County CA Public Works Financing
Authority Lease Revenue	7.618%	8/1/40	700	1,018
Maryland Transportation Authority Facilities Projects
Revenue	5.888%	7/1/43	850	1,109
Massachusetts GO	4.500%	8/1/31	1,500	1,664
Massachusetts GO	5.456%	12/1/39	3,850	4,832
Massachusetts School Building Authority Dedicated
Sales Tax Revenue	5.715%	8/15/39	2,130	2,736
Massachusetts Transportation Fund Revenue	5.731%	6/1/40	1,515	1,970
Massachusetts Water Pollution Abatement Trust
Revenue	5.192%	8/1/40	900	1,045
Metropolitan Government of Nashville & Davidson
County TN Convention Center Authority Tourism Tax
Revenue	6.731%	7/1/43	1,000	1,344

90

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Metropolitan Government of Nashville & Davidson
County TN GO	5.707%	7/1/34	1,200	1,417
Metropolitan Washington DC/VA Airports Authority
Dulles Toll Road Revenue	7.462%	10/1/46	1,055	1,444
Metropolitan Water District of Southern California
Revenue	6.947%	7/1/40	575	690
Mississippi GO	5.245%	11/1/34	1,100	1,322
Missouri Highways & Transportation Commission Road
Revenue	5.445%	5/1/33	600	731
7 New Jersey Economic Development Authority
Revenue (State Pension Funding)	7.425%	2/15/29	6,900	8,782
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.754%	12/15/28	2,650	3,025
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	6.104%	12/15/28	2,660	2,969
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	6.561%	12/15/40	2,175	2,833
8 New Jersey Turnpike Authority Revenue	4.252%	1/1/16	30	30
New Jersey Turnpike Authority Revenue	7.414%	1/1/40	4,689	7,071
New Jersey Turnpike Authority Revenue	7.102%	1/1/41	5,760	8,416
New York City NY GO	5.206%	10/1/31	1,070	1,227
New York City NY GO	6.646%	12/1/31	400	480
New York City NY GO	6.246%	6/1/35	1,075	1,257
New York City NY GO	5.968%	3/1/36	1,265	1,624
New York City NY GO	5.985%	12/1/36	625	792
New York City NY GO	5.517%	10/1/37	1,875	2,300
New York City NY GO	6.271%	12/1/37	2,120	2,817
New York City NY GO	5.846%	6/1/40	400	515
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.750%	6/15/41	900	1,180
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.790%	6/15/41	500	567
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.724%	6/15/42	1,205	1,603
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.952%	6/15/42	800	1,075
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	6.011%	6/15/42	1,475	1,994
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.440%	6/15/43	1,995	2,549
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.882%	6/15/44	2,570	3,457
New York City NY Transitional Finance Authority
Building Aid Revenue	6.828%	7/15/40	800	1,066
New York City NY Transitional Finance Authority Future
Tax Revenue	5.267%	5/1/27	200	238
New York City NY Transitional Finance Authority Future
Tax Revenue	5.767%	8/1/36	775	971
New York City NY Transitional Finance Authority Future
Tax Revenue	5.508%	8/1/37	2,215	2,759
New York City NY Transitional Finance Authority Future
Tax Revenue	5.572%	11/1/38	1,150	1,436
New York Metropolitan Transportation Authority
Revenue	6.687%	11/15/40	730	1,006
New York Metropolitan Transportation Authority
Revenue	6.814%	11/15/40	65	91
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	7.336%	11/15/39	4,025	6,152
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	6.089%	11/15/40	575	759
New York Metropolitan Transportation Authority
Revenue (Transit Revenue)	6.548%	11/15/31	500	649
New York Metropolitan Transportation Authority
Revenue (Transit Revenue)	5.871%	11/15/39	700	874

91

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
New York Metropolitan Transportation Authority
Revenue (Transit Revenue)	6.648%	11/15/39	1,750	2,382
New York Metropolitan Transportation Authority
Revenue (Transit Revenue)	6.668%	11/15/39	2,345	3,226
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.500%	3/15/30	2,750	3,293
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.289%	3/15/33	500	593
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.427%	3/15/39	500	613
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.628%	3/15/39	2,000	2,495
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.389%	3/15/40	635	802
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.600%	3/15/40	200	254
New York State Urban Development Corp. Revenue
(Personal Income Tax)	5.770%	3/15/39	1,625	2,005
New York State Urban Development Corp. Revenue
(Personal Income Tax)	5.838%	3/15/40	625	787
New York University Hospitals Center GO	4.428%	7/1/42	1,025	1,038
New York University Hospitals Center Revenue	5.750%	7/1/43	925	1,133
North Carolina Turnpike Authority Revenue	6.700%	1/1/39	170	195
North Texas Tollway Authority System Revenue	6.718%	1/1/49	3,635	5,281
Ohio State University General Receipts Revenue	4.910%	6/1/40	2,875	3,510
Ohio State University General Receipts Revenue	4.800%	6/1/11	1,882	2,049
Ohio State University General Receipts Revenue	5.590%	12/1/14	900	972
Ohio Water Development Authority Water Pollution
Control Loan Fund Revenue	4.879%	12/1/34	1,125	1,263
Orange County CA Local Transportation Authority Sales
Tax Revenue	6.908%	2/15/41	1,060	1,512
Oregon Department of Transportation Highway User
Tax Revenue	5.834%	11/15/34	1,305	1,694
Oregon GO	5.892%	6/1/27	3,500	4,346
8 Oregon School Boards Association GO	4.759%	6/30/28	3,550	3,949
6 Oregon School Boards Association GO	5.528%	6/30/28	1,500	1,748
Pennsylvania GO	4.650%	2/15/26	2,100	2,322
Pennsylvania GO	5.350%	5/1/30	1,000	1,109
Pennsylvania Public School Building Authority Lease
Revenue (School District of Philadelphia)	5.000%	9/15/27	1,098	1,193
Pennsylvania Turnpike Commission Revenue	6.105%	12/1/39	600	797
Pennsylvania Turnpike Commission Revenue	5.511%	12/1/45	2,075	2,561
Pennsylvania Turnpike Commission Revenue	5.561%	12/1/49	850	1,064
Philadelphia PA Industrial Development Authority City
Service Agreement Revenue	3.964%	4/15/26	1,000	1,007
Phoenix AZ GO	5.269%	7/1/34	100	119
Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	2,260	2,916
Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	3,295	4,070
Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	1,025	1,266
Port Authority of New York & New Jersey Revenue	4.960%	8/1/46	1,650	1,882
Port Authority of New York & New Jersey Revenue	5.310%	8/1/46	1,450	1,586
Port Authority of New York & New Jersey Revenue	4.926%	10/1/51	1,520	1,736
Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	7,325	7,730
Port of Seattle WA Revenue	7.000%	5/1/36	100	116
President & Fellows of Harvard College Massachusetts
GO	6.300%	10/1/37	1,000	1,065
President & Fellows of Harvard College Massachusetts
GO	4.875%	10/15/40	1,150	1,396
Princeton University New Jersey GO	5.700%	3/1/39	1,650	2,188
Regional Transportation District of Colorado Sales Tax
Revenue	5.844%	11/1/50	810	1,126
Rutgers State University New Jersey Revenue	5.665%	5/1/40	1,185	1,501
Sacramento CA Municipal Utility District Revenue	6.156%	5/15/36	905	1,164

92

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Salt River Project Arizona Agricultural Improvement &
Power District Revenue	4.839%	1/1/41	1,100	1,306
San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	600	802
San Antonio TX Electric & Gas Systems Revenue	5.718%	2/1/41	1,190	1,550
San Antonio TX Electric & Gas Systems Revenue	5.808%	2/1/41	2,250	2,990
San Antonio TX Electric & Gas Systems Revenue	4.427%	2/1/42	1,100	1,216
San Diego County CA Regional Airport Authority
Revenue	5.594%	7/1/43	900	1,019
San Diego County CA Regional Transportation
Commission Sales Tax Revenue	5.911%	4/1/48	1,365	1,866
San Diego County CA Water Authority Revenue	6.138%	5/1/49	2,450	3,328
San Francisco CA City & County Public Utilities
Commission Water Revenue	6.000%	11/1/40	1,325	1,734
San Francisco CA City & County Public Utilities
Commission Water Revenue	6.950%	11/1/50	1,515	2,244
Santa Clara Valley CA Transportation Authority Sales
Tax Revenue	5.876%	4/1/32	1,500	1,821
Sonoma County CA Pension Obligation Revenue	6.000%	12/1/29	1,000	1,176
South Carolina Public Service Authority Revenue	5.784%	12/1/41	250	306
South Carolina Public Service Authority Revenue	6.454%	1/1/50	2,100	2,895
Texas GO	5.517%	4/1/39	3,490	4,596
Texas Transportation Commission Revenue	5.028%	4/1/26	1,000	1,166
Texas Transportation Commission Revenue	5.178%	4/1/30	3,650	4,379
Texas Transportation Commission Revenue	4.631%	4/1/33	1,660	1,897
Texas Transportation Commission Revenue	4.681%	4/1/40	950	1,115
Tufts University Massachusetts GO	5.017%	4/15/12	1,035	1,126
University of California Regents General Revenue	4.601%	5/15/31	1,500	1,646
University of California Regents Medical Center
Revenue	6.548%	5/15/48	900	1,237
University of California Regents Medical Center
Revenue	6.583%	5/15/49	1,075	1,480
University of California Revenue	6.270%	5/15/31	500	570
University of California Revenue	5.770%	5/15/43	2,800	3,591
University of California Revenue	4.765%	5/15/44	1,400	1,502
University of California Revenue	5.946%	5/15/45	1,400	1,790
University of California Revenue	4.858%	5/15/12	3,500	3,712
University of Massachusetts Building Authority
Revenue	5.450%	11/1/40	575	694
University of North Carolina at Chapel Hill Revenue	3.847%	12/1/34	2,000	2,111
University of Southern California GO	5.250%	10/1/11	950	1,285
University of Texas System Revenue Financing System
Revenue	5.262%	7/1/39	1,920	2,398
University of Texas System Revenue Financing System
Revenue	6.276%	8/15/41	890	1,021
University of Texas System Revenue Financing System
Revenue	5.134%	8/15/42	550	674
University of Texas System Revenue Financing System
Revenue	4.794%	8/15/46	1,575	1,865
University of Virginia Revenue	6.200%	9/1/39	330	471
Utah GO	3.539%	7/1/25	1,200	1,265
Utah Transit Authority Sales Tax Revenue	5.937%	6/15/39	990	1,313
Virginia Commonwealth Transportation Board Revenue	5.350%	5/15/35	640	762
Washington Convention Center Public Facilities District
Revenue	6.790%	7/1/40	600	753
Washington GO	5.090%	8/1/33	945	1,103
Washington GO	5.481%	8/1/39	1,160	1,454
Washington GO	5.140%	8/1/40	1,210	1,476
6 Wisconsin GO	5.700%	5/1/26	1,745	2,066
Total Taxable Municipal Bonds (Cost $425,715)				500,202

93

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2014

			Market
			Value
	Coupon	Shares	($000)
Temporary Cash Investment (0.4%)
Money Market Fund (0.4%)
9 Vanguard Market Liquidity Fund (Cost
$32,169)	0.126%	32,169,204	32,169

Total Investments (99.3%) (Cost $7,640,365)			8,454,741
Other Assets and Liabilities—Net (0.7%)			61,633
Net Assets (100%)			8,516,374

1 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the aggregate value of these securities was $100,232,000, representing 1.2% of net assets.
5 Guaranteed by the Federal Republic of Germany.
6 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
7 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
8 Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
9 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
COP—Certificate of Participation.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.

94

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© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA3140_022015

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (64.1%)
U.S. Government Securities (39.9%)
United States Treasury Note/Bond	9.875%	11/15/15	152,400	164,997
United States Treasury Note/Bond	4.500%	2/15/16	237,128	248,057
United States Treasury Note/Bond	9.250%	2/15/16	2,010	2,208
United States Treasury Note/Bond	0.250%	2/29/16	534,170	533,417
United States Treasury Note/Bond	2.125%	2/29/16	76,050	77,595
United States Treasury Note/Bond	2.625%	2/29/16	229,617	235,537
United States Treasury Note/Bond	0.375%	3/15/16	404,735	404,735
United States Treasury Note/Bond	0.375%	3/31/16	1,730	1,729
United States Treasury Note/Bond	2.250%	3/31/16	714	730
United States Treasury Note/Bond	2.375%	3/31/16	9,010	9,230
United States Treasury Note/Bond	0.250%	4/15/16	461,885	461,091
United States Treasury Note/Bond	0.375%	4/30/16	431,350	431,147
United States Treasury Note/Bond	2.000%	4/30/16	78,680	80,291
United States Treasury Note/Bond	2.625%	4/30/16	245,800	252,867
United States Treasury Note/Bond	0.250%	5/15/16	701,005	699,252
United States Treasury Note/Bond	5.125%	5/15/16	272,035	289,334
United States Treasury Note/Bond	7.250%	5/15/16	7,835	8,552
United States Treasury Note/Bond	0.375%	5/31/16	492,815	492,431
United States Treasury Note/Bond	1.750%	5/31/16	17,435	17,748
United States Treasury Note/Bond	0.500%	6/15/16	137,580	137,665
United States Treasury Note/Bond	0.500%	6/30/16	2,050	2,050
United States Treasury Note/Bond	1.500%	6/30/16	123,634	125,469
United States Treasury Note/Bond	3.250%	6/30/16	364,675	379,433
United States Treasury Note/Bond	0.625%	7/15/16	565,490	566,463
United States Treasury Note/Bond	0.500%	7/31/16	465,289	465,363
United States Treasury Note/Bond	1.500%	7/31/16	1,060	1,076
United States Treasury Note/Bond	3.250%	7/31/16	20,000	20,853
United States Treasury Note/Bond	0.625%	8/15/16	337,575	337,997
United States Treasury Note/Bond	4.875%	8/15/16	40,433	43,257
United States Treasury Note/Bond	0.500%	8/31/16	385,125	384,825
United States Treasury Note/Bond	1.000%	8/31/16	141,570	142,588
United States Treasury Note/Bond	3.000%	8/31/16	347,417	361,421
United States Treasury Note/Bond	0.875%	9/15/16	150,000	150,750
United States Treasury Note/Bond	0.500%	9/30/16	636,450	635,553
United States Treasury Note/Bond	1.000%	9/30/16	283,555	285,594
United States Treasury Note/Bond	3.000%	9/30/16	421,830	439,429
United States Treasury Note/Bond	0.625%	10/15/16	220,425	220,460
United States Treasury Note/Bond	0.375%	10/31/16	69,125	68,822
United States Treasury Note/Bond	1.000%	10/31/16	177,445	178,692
United States Treasury Note/Bond	3.125%	10/31/16	197,105	206,006
United States Treasury Note/Bond	0.625%	11/15/16	285,250	285,204
United States Treasury Note/Bond	4.625%	11/15/16	125,541	134,859
United States Treasury Note/Bond	7.500%	11/15/16	84,617	95,326
United States Treasury Note/Bond	0.500%	11/30/16	250,447	249,821
United States Treasury Note/Bond	0.875%	11/30/16	44,186	44,372
United States Treasury Note/Bond	2.750%	11/30/16	258,402	268,537
United States Treasury Note/Bond	0.625%	12/15/16	170,775	170,669
United States Treasury Note/Bond	0.625%	12/31/16	100,000	99,906
United States Treasury Note/Bond	0.875%	12/31/16	1,000	1,004
United States Treasury Note/Bond	3.250%	12/31/16	80,885	84,929
United States Treasury Note/Bond	0.750%	1/15/17	284,545	284,767
United States Treasury Note/Bond	0.875%	1/31/17	95,500	95,768
United States Treasury Note/Bond	3.125%	1/31/17	306,380	321,555
United States Treasury Note/Bond	0.625%	2/15/17	465,800	464,561
United States Treasury Note/Bond	4.625%	2/15/17	81,215	87,839
United States Treasury Note/Bond	0.875%	2/28/17	132,889	133,200
United States Treasury Note/Bond	3.000%	2/28/17	105,230	110,261
United States Treasury Note/Bond	0.750%	3/15/17	467,160	467,015
United States Treasury Note/Bond	1.000%	3/31/17	304,735	306,070
United States Treasury Note/Bond	3.250%	3/31/17	136,440	143,902
United States Treasury Note/Bond	0.875%	4/15/17	556,825	557,521

1

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	0.875%	4/30/17	171,600	171,787
United States Treasury Note/Bond	3.125%	4/30/17	18,300	19,272
United States Treasury Note/Bond	0.875%	5/15/17	218,285	218,353
United States Treasury Note/Bond	4.500%	5/15/17	41,205	44,727
United States Treasury Note/Bond	8.750%	5/15/17	182,935	216,835
United States Treasury Note/Bond	0.625%	5/31/17	336,725	334,833
United States Treasury Note/Bond	2.750%	5/31/17	245,675	256,807
United States Treasury Note/Bond	0.875%	6/15/17	314,310	314,115
United States Treasury Note/Bond	0.750%	6/30/17	175,590	174,877
United States Treasury Note/Bond	2.500%	6/30/17	574,125	596,550
United States Treasury Note/Bond	0.875%	7/15/17	312,075	311,635
United States Treasury Note/Bond	0.500%	7/31/17	164,146	162,249
United States Treasury Note/Bond	2.375%	7/31/17	150,094	155,535
United States Treasury Note/Bond	0.875%	8/15/17	433,815	432,661
United States Treasury Note/Bond	4.750%	8/15/17	613,460	673,463
United States Treasury Note/Bond	8.875%	8/15/17	115,270	138,829
United States Treasury Note/Bond	0.625%	8/31/17	180,075	178,303
United States Treasury Note/Bond	1.875%	8/31/17	16,275	16,646
United States Treasury Note/Bond	1.000%	9/15/17	425,957	426,089
United States Treasury Note/Bond	0.625%	9/30/17	162,425	160,624
United States Treasury Note/Bond	1.875%	9/30/17	39,575	40,478
United States Treasury Note/Bond	0.875%	10/15/17	300,250	299,031
United States Treasury Note/Bond	0.750%	10/31/17	368,797	365,743
United States Treasury Note/Bond	1.875%	10/31/17	242,827	248,441
United States Treasury Note/Bond	0.875%	11/15/17	578,381	575,489
United States Treasury Note/Bond	4.250%	11/15/17	143,935	156,866
United States Treasury Note/Bond	0.625%	11/30/17	474,265	467,967
United States Treasury Note/Bond	1.000%	12/15/17	609,000	607,666
United States Treasury Note/Bond	0.750%	12/31/17	3,235	3,200
United States Treasury Note/Bond	0.875%	1/31/18	471,000	467,100
United States Treasury Note/Bond	2.625%	1/31/18	450	470
United States Treasury Note/Bond	3.500%	2/15/18	126,705	135,733
United States Treasury Note/Bond	0.750%	2/28/18	154,735	152,583
United States Treasury Note/Bond	2.750%	2/28/18	296,045	310,199
United States Treasury Note/Bond	0.750%	3/31/18	143,065	140,875
United States Treasury Note/Bond	0.625%	4/30/18	35,725	34,999
United States Treasury Note/Bond	2.625%	4/30/18	36,750	38,415
United States Treasury Note/Bond	3.875%	5/15/18	271,335	294,909
United States Treasury Note/Bond	9.125%	5/15/18	20,800	26,214
United States Treasury Note/Bond	1.000%	5/31/18	474,155	469,489
United States Treasury Note/Bond	2.375%	5/31/18	370,220	383,700
United States Treasury Note/Bond	1.375%	6/30/18	137,070	137,328
United States Treasury Note/Bond	2.375%	6/30/18	397,275	411,676
United States Treasury Note/Bond	1.375%	7/31/18	189,490	189,638
United States Treasury Note/Bond	2.250%	7/31/18	58,950	60,838
United States Treasury Note/Bond	4.000%	8/15/18	15,516	17,009
United States Treasury Note/Bond	1.500%	8/31/18	567,800	570,372
United States Treasury Note/Bond	1.375%	9/30/18	260,750	260,424
United States Treasury Note/Bond	1.250%	10/31/18	56,960	56,586
United States Treasury Note/Bond	1.750%	10/31/18	179,595	181,869
United States Treasury Note/Bond	3.750%	11/15/18	308,619	336,203
United States Treasury Note/Bond	9.000%	11/15/18	25	32
United States Treasury Note/Bond	1.250%	11/30/18	457,545	454,113
United States Treasury Note/Bond	1.375%	12/31/18	57,775	57,531
United States Treasury Note/Bond	1.500%	12/31/18	11,440	11,456
United States Treasury Note/Bond	1.250%	1/31/19	14,800	14,657
United States Treasury Note/Bond	1.500%	1/31/19	101,075	101,106
United States Treasury Note/Bond	2.750%	2/15/19	207,455	218,218
United States Treasury Note/Bond	8.875%	2/15/19	72,020	93,446
United States Treasury Note/Bond	1.375%	2/28/19	91,425	90,897
United States Treasury Note/Bond	1.500%	2/28/19	51,050	51,058
United States Treasury Note/Bond	1.500%	3/31/19	34,345	34,329
United States Treasury Note/Bond	1.625%	3/31/19	270,785	271,884
United States Treasury Note/Bond	1.250%	4/30/19	74,706	73,830

2

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.625%	4/30/19	274,000	274,855
United States Treasury Note/Bond	3.125%	5/15/19	368,664	392,974
United States Treasury Note/Bond	1.125%	5/31/19	116,950	114,848
United States Treasury Note/Bond	1.500%	5/31/19	273,875	273,190
United States Treasury Note/Bond	1.000%	6/30/19	25,950	25,313
United States Treasury Note/Bond	1.625%	6/30/19	239,660	240,221
United States Treasury Note/Bond	0.875%	7/31/19	83,406	80,800
United States Treasury Note/Bond	1.625%	7/31/19	229,396	229,683
United States Treasury Note/Bond	3.625%	8/15/19	734,467	800,914
United States Treasury Note/Bond	8.125%	8/15/19	56,486	72,973
United States Treasury Note/Bond	1.625%	8/31/19	386,344	386,583
United States Treasury Note/Bond	1.000%	9/30/19	37,900	36,846
United States Treasury Note/Bond	1.750%	9/30/19	340,496	342,304
United States Treasury Note/Bond	1.500%	10/31/19	495,010	491,763
United States Treasury Note/Bond	3.375%	11/15/19	536,640	581,245
United States Treasury Note/Bond	1.000%	11/30/19	147,175	142,714
United States Treasury Note/Bond	1.500%	11/30/19	497,625	494,281
United States Treasury Note/Bond	1.125%	12/31/19	67,000	65,314
United States Treasury Note/Bond	1.625%	12/31/19	395,000	394,321
United States Treasury Note/Bond	1.375%	1/31/20	160,508	158,200
United States Treasury Note/Bond	3.625%	2/15/20	187,140	205,122
United States Treasury Note/Bond	8.500%	2/15/20	15,165	20,257
United States Treasury Note/Bond	1.250%	2/29/20	134,216	131,301
United States Treasury Note/Bond	1.125%	4/30/20	209,925	203,562
United States Treasury Note/Bond	3.500%	5/15/20	316,180	344,734
United States Treasury Note/Bond	1.375%	5/31/20	299,675	293,867
United States Treasury Note/Bond	1.875%	6/30/20	288,675	290,433
United States Treasury Note/Bond	2.000%	7/31/20	105,103	106,318
United States Treasury Note/Bond	2.625%	8/15/20	338,387	353,137
United States Treasury Note/Bond	8.750%	8/15/20	183,040	251,365
United States Treasury Note/Bond	2.125%	8/31/20	119,600	121,600
United States Treasury Note/Bond	2.000%	9/30/20	104,880	105,864
United States Treasury Note/Bond	1.750%	10/31/20	169,200	168,327
United States Treasury Note/Bond	2.625%	11/15/20	465,099	485,154
United States Treasury Note/Bond	2.000%	11/30/20	208,400	210,061
United States Treasury Note/Bond	2.375%	12/31/20	342,370	352,268
United States Treasury Note/Bond	2.125%	1/31/21	63,886	64,775
United States Treasury Note/Bond	3.625%	2/15/21	323,052	355,609
United States Treasury Note/Bond	7.875%	2/15/21	209,534	282,871
United States Treasury Note/Bond	2.000%	2/28/21	426,058	428,721
United States Treasury Note/Bond	2.250%	3/31/21	363,901	371,291
United States Treasury Note/Bond	2.250%	4/30/21	369,325	376,652
United States Treasury Note/Bond	3.125%	5/15/21	374,455	401,543
United States Treasury Note/Bond	2.000%	5/31/21	189,475	190,244
United States Treasury Note/Bond	2.125%	6/30/21	394,450	398,951
United States Treasury Note/Bond	2.250%	7/31/21	224,325	228,567
United States Treasury Note/Bond	8.125%	8/15/21	115,690	160,592
United States Treasury Note/Bond	2.000%	8/31/21	374,915	375,736
United States Treasury Note/Bond	2.125%	9/30/21	363,491	367,239
United States Treasury Note/Bond	2.000%	10/31/21	257,265	257,707
United States Treasury Note/Bond	2.000%	11/15/21	331,012	331,942
United States Treasury Note/Bond	8.000%	11/15/21	53,976	75,027
United States Treasury Note/Bond	1.875%	11/30/21	371,098	368,719
United States Treasury Note/Bond	2.125%	12/31/21	295,100	297,821
United States Treasury Note/Bond	2.000%	2/15/22	25,800	25,836
United States Treasury Note/Bond	1.750%	5/15/22	10,000	9,823
United States Treasury Note/Bond	1.625%	8/15/22	4,710	4,576
United States Treasury Note/Bond	7.250%	8/15/22	3,014	4,142
United States Treasury Note/Bond	1.625%	11/15/22	184,400	178,724
United States Treasury Note/Bond	7.625%	11/15/22	6,566	9,265
United States Treasury Note/Bond	2.000%	2/15/23	134,251	133,601
United States Treasury Note/Bond	7.125%	2/15/23	163,535	225,806
United States Treasury Note/Bond	1.750%	5/15/23	690,748	671,967
United States Treasury Note/Bond	2.500%	8/15/23	516,785	533,017

3

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	6.250%	8/15/23	397,528	529,146
United States Treasury Note/Bond	2.750%	11/15/23	418,462	440,172
United States Treasury Note/Bond	2.750%	2/15/24	458,579	482,297
United States Treasury Note/Bond	2.500%	5/15/24	471,635	485,562
United States Treasury Note/Bond	2.375%	8/15/24	280,958	286,007
United States Treasury Note/Bond	2.250%	11/15/24	727,923	733,040
United States Treasury Note/Bond	7.500%	11/15/24	1,325	1,958
United States Treasury Note/Bond	7.625%	2/15/25	2,112	3,163
United States Treasury Note/Bond	6.875%	8/15/25	41,145	59,442
United States Treasury Note/Bond	6.000%	2/15/26	50,679	69,454
United States Treasury Note/Bond	6.750%	8/15/26	32,360	47,226
United States Treasury Note/Bond	6.500%	11/15/26	66,914	96,335
United States Treasury Note/Bond	6.375%	8/15/27	92,940	134,327
United States Treasury Note/Bond	5.500%	8/15/28	38,525	52,635
United States Treasury Note/Bond	5.250%	11/15/28	3,605	4,837
United States Treasury Note/Bond	5.250%	2/15/29	102,050	137,289
United States Treasury Note/Bond	6.125%	8/15/29	135,935	198,933
United States Treasury Note/Bond	6.250%	5/15/30	86,438	129,265
United States Treasury Note/Bond	5.375%	2/15/31	264,495	368,971
United States Treasury Note/Bond	4.500%	2/15/36	96,714	129,129
United States Treasury Note/Bond	4.375%	2/15/38	74,268	97,256
United States Treasury Note/Bond	4.500%	5/15/38	16,268	21,693
United States Treasury Note/Bond	3.500%	2/15/39	115,161	132,363
United States Treasury Note/Bond	4.250%	5/15/39	102,885	132,335
United States Treasury Note/Bond	4.500%	8/15/39	65,682	87,583
United States Treasury Note/Bond	4.375%	11/15/39	237,286	311,215
United States Treasury Note/Bond	4.625%	2/15/40	190,637	259,059
United States Treasury Note/Bond	4.375%	5/15/40	226,060	297,375
United States Treasury Note/Bond	3.875%	8/15/40	113,672	138,840
United States Treasury Note/Bond	4.250%	11/15/40	213,090	276,018
1 United States Treasury Note/Bond	4.750%	2/15/41	206,530	288,754
United States Treasury Note/Bond	4.375%	5/15/41	129,898	172,359
United States Treasury Note/Bond	3.750%	8/15/41	10	12
United States Treasury Note/Bond	3.125%	11/15/41	109,150	117,865
United States Treasury Note/Bond	3.125%	2/15/42	66,027	71,113
United States Treasury Note/Bond	3.000%	5/15/42	119,354	125,508
United States Treasury Note/Bond	2.750%	8/15/42	395,355	395,418
United States Treasury Note/Bond	2.750%	11/15/42	528,189	527,941
United States Treasury Note/Bond	3.125%	2/15/43	156,938	168,561
United States Treasury Note/Bond	2.875%	5/15/43	316,260	323,572
United States Treasury Note/Bond	3.625%	8/15/43	281,650	331,378
United States Treasury Note/Bond	3.750%	11/15/43	296,127	356,093
United States Treasury Note/Bond	3.625%	2/15/44	411,117	484,024
United States Treasury Note/Bond	3.375%	5/15/44	179,981	202,704
United States Treasury Note/Bond	3.125%	8/15/44	330,469	355,667
United States Treasury Note/Bond	3.000%	11/15/44	229,825	241,424
				54,568,851
Agency Bonds and Notes (3.5%)
2 AID-Israel	5.500%	9/18/23	542	670
2 AID-Israel	5.500%	12/4/23	3,268	4,032
2 AID-Israel	5.500%	4/26/24	20,405	25,286
2 AID-Jordan	1.945%	6/23/19	7,750	7,789
2 AID-Jordan	2.503%	10/30/20	10,100	10,302
2 AID-Tunisia	2.452%	7/24/21	3,275	3,345
2 AID-Ukraine	1.844%	5/16/19	4,650	4,685
3 Federal Agricultural Mortgage Corp.	2.000%	7/27/16	3,575	3,652
3 Federal Farm Credit Banks	1.050%	3/28/16	4,000	4,031
3 Federal Farm Credit Banks	5.125%	8/25/16	9,075	9,747
3 Federal Farm Credit Banks	4.875%	1/17/17	8,030	8,699
3 Federal Farm Credit Banks	1.125%	9/22/17	5,000	4,997
3 Federal Farm Credit Banks	1.125%	12/18/17	16,800	16,785
3 Federal Farm Credit Banks	5.150%	11/15/19	15,675	18,127
3 Federal Farm Credit Banks	3.500%	12/20/23	5,000	5,416
3 Federal Home Loan Banks	0.375%	2/19/16	55,000	55,014

4

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 Federal Home Loan Banks	3.125%	3/11/16	26,225	27,070
3 Federal Home Loan Banks	5.375%	5/18/16	36,700	39,168
3 Federal Home Loan Banks	5.625%	6/13/16	3,705	3,977
3 Federal Home Loan Banks	0.375%	6/24/16	24,800	24,750
3 Federal Home Loan Banks	0.500%	9/28/16	89,275	89,102
3 Federal Home Loan Banks	5.125%	10/19/16	15,845	17,103
3 Federal Home Loan Banks	0.625%	11/23/16	50,000	49,946
3 Federal Home Loan Banks	4.750%	12/16/16	21,510	23,189
3 Federal Home Loan Banks	0.625%	12/28/16	16,200	16,175
3 Federal Home Loan Banks	4.875%	5/17/17	114,335	124,983
3 Federal Home Loan Banks	0.875%	5/24/17	40,000	40,002
3 Federal Home Loan Banks	1.000%	6/21/17	129,105	129,412
3 Federal Home Loan Banks	5.000%	11/17/17	7,580	8,415
3 Federal Home Loan Banks	2.750%	6/8/18	26,950	28,188
3 Federal Home Loan Banks	5.375%	8/15/18	4,750	5,415
3 Federal Home Loan Banks	1.875%	3/13/20	795	796
3 Federal Home Loan Banks	4.125%	3/13/20	8,030	8,939
3 Federal Home Loan Banks	3.375%	6/12/20	25,725	27,691
3 Federal Home Loan Banks	5.250%	12/11/20	6,850	8,086
3 Federal Home Loan Banks	2.250%	6/11/21	30,750	30,965
3 Federal Home Loan Banks	5.625%	6/11/21	19,450	23,517
3 Federal Home Loan Banks	2.125%	3/10/23	32,200	31,638
3 Federal Home Loan Banks	5.375%	8/15/24	24,600	30,399
3 Federal Home Loan Banks	5.500%	7/15/36	19,780	27,118
4 Federal Home Loan Mortgage Corp.	5.250%	4/18/16	48,925	51,957
4 Federal Home Loan Mortgage Corp.	0.500%	5/13/16	26,000	26,035
4 Federal Home Loan Mortgage Corp.	2.500%	5/27/16	119,903	123,297
4 Federal Home Loan Mortgage Corp.	5.500%	7/18/16	91,500	98,512
4 Federal Home Loan Mortgage Corp.	2.000%	8/25/16	49,725	50,879
4 Federal Home Loan Mortgage Corp.	0.875%	10/14/16	38,050	38,213
4 Federal Home Loan Mortgage Corp.	5.000%	2/16/17	28,225	30,744
4 Federal Home Loan Mortgage Corp.	0.875%	2/22/17	39,450	39,519
4 Federal Home Loan Mortgage Corp.	1.000%	3/8/17	35,000	35,127
4 Federal Home Loan Mortgage Corp.	5.000%	4/18/17	10,000	10,940
4 Federal Home Loan Mortgage Corp.	1.250%	5/12/17	90,075	90,784
4 Federal Home Loan Mortgage Corp.	1.000%	6/29/17	51,125	51,210
4 Federal Home Loan Mortgage Corp.	1.000%	7/28/17	122,000	122,045
4 Federal Home Loan Mortgage Corp.	5.500%	8/23/17	33,450	37,359
4 Federal Home Loan Mortgage Corp.	1.000%	9/29/17	87,700	87,568
4 Federal Home Loan Mortgage Corp.	5.125%	11/17/17	26,045	28,999
4 Federal Home Loan Mortgage Corp.	0.750%	1/12/18	30,025	29,637
4 Federal Home Loan Mortgage Corp.	0.875%	3/7/18	28,400	28,082
4 Federal Home Loan Mortgage Corp.	4.875%	6/13/18	22,750	25,470
4 Federal Home Loan Mortgage Corp.	3.750%	3/27/19	60,758	66,214
4 Federal Home Loan Mortgage Corp.	1.750%	5/30/19	62,007	62,452
4 Federal Home Loan Mortgage Corp.	1.250%	8/1/19	31,840	31,251
4 Federal Home Loan Mortgage Corp.	1.250%	10/2/19	103,120	100,960
4 Federal Home Loan Mortgage Corp.	1.375%	5/1/20	63,460	62,028
4 Federal Home Loan Mortgage Corp.	2.375%	1/13/22	85,494	86,781
4 Federal Home Loan Mortgage Corp.	6.750%	9/15/29	3,606	5,302
4 Federal Home Loan Mortgage Corp.	6.750%	3/15/31	61,654	92,463
4 Federal Home Loan Mortgage Corp.	6.250%	7/15/32	8,104	11,828
4 Federal National Mortgage Assn.	8.200%	3/10/16	50	55
4 Federal National Mortgage Assn.	5.000%	3/15/16	5,850	6,172
4 Federal National Mortgage Assn.	0.500%	3/30/16	43,425	43,461
4 Federal National Mortgage Assn.	2.375%	4/11/16	195,490	200,313
4 Federal National Mortgage Assn.	0.375%	7/5/16	30,000	29,934
4 Federal National Mortgage Assn.	0.625%	8/26/16	55,450	55,479
4 Federal National Mortgage Assn.	5.250%	9/15/16	12,850	13,856
4 Federal National Mortgage Assn.	1.250%	9/28/16	64,865	65,568
4 Federal National Mortgage Assn.	1.375%	11/15/16	74,150	75,116
4 Federal National Mortgage Assn.	1.250%	1/30/17	25,100	25,352
4 Federal National Mortgage Assn.	5.000%	2/13/17	79,525	86,596
4 Federal National Mortgage Assn.	0.750%	4/20/17	13,125	13,091

5

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Federal National Mortgage Assn.	1.125%	4/27/17	117,325	118,030
4	Federal National Mortgage Assn.	5.000%	5/11/17	142,481	156,037
4	Federal National Mortgage Assn.	5.375%	6/12/17	91,570	101,331
4	Federal National Mortgage Assn.	0.875%	8/28/17	7,975	7,948
4	Federal National Mortgage Assn.	1.000%	9/27/17	25,000	24,976
4	Federal National Mortgage Assn.	0.875%	10/26/17	82,000	81,500
4	Federal National Mortgage Assn.	0.875%	12/20/17	50,000	49,607
4	Federal National Mortgage Assn.	0.875%	2/8/18	79,000	78,208
4	Federal National Mortgage Assn.	0.875%	5/21/18	134,005	132,057
4	Federal National Mortgage Assn.	1.875%	9/18/18	41,050	41,744
4	Federal National Mortgage Assn.	1.625%	11/27/18	70,460	70,858
4	Federal National Mortgage Assn.	1.875%	2/19/19	53,050	53,671
4	Federal National Mortgage Assn.	1.750%	6/20/19	47,825	48,048
4	Federal National Mortgage Assn.	1.750%	9/12/19	67,575	67,662
4	Federal National Mortgage Assn.	0.000%	10/9/19	14,545	13,115
4	Federal National Mortgage Assn.	1.750%	11/26/19	61,450	61,447
4	Federal National Mortgage Assn.	2.625%	9/6/24	31,375	31,844
4	Federal National Mortgage Assn.	6.250%	5/15/29	3,995	5,581
4	Federal National Mortgage Assn.	7.125%	1/15/30	26,389	40,312
4	Federal National Mortgage Assn.	7.250%	5/15/30	47,677	73,862
4	Federal National Mortgage Assn.	6.625%	11/15/30	24,700	36,652
4	Federal National Mortgage Assn.	5.625%	7/15/37	7,765	10,910
3	Financing Corp.	9.800%	4/6/18	1,750	2,207
3	Financing Corp.	10.350%	8/3/18	4,900	6,383
3	Financing Corp.	9.650%	11/2/18	10,535	13,657
3	Financing Corp.	9.700%	4/5/19	1,575	2,089
	Private Export Funding Corp.	1.375%	2/15/17	2,025	2,044
	Private Export Funding Corp.	2.250%	12/15/17	4,600	4,729
	Private Export Funding Corp.	1.875%	7/15/18	4,300	4,317
	Private Export Funding Corp.	4.375%	3/15/19	8,700	9,534
	Private Export Funding Corp.	1.450%	8/15/19	13,800	13,425
	Private Export Funding Corp.	2.250%	3/15/20	8,000	8,077
	Private Export Funding Corp.	4.300%	12/15/21	10,975	12,249
	Private Export Funding Corp.	2.800%	5/15/22	2,625	2,663
	Private Export Funding Corp.	2.050%	11/15/22	8,300	7,971
	Private Export Funding Corp.	3.550%	1/15/24	4,200	4,460
	Private Export Funding Corp.	2.450%	7/15/24	8,300	8,072
	Resolution Funding Corp.	8.125%	10/15/19	450	579
	Resolution Funding Corp.	8.875%	7/15/20	180	244
	Resolution Funding Corp.	8.625%	1/15/30	110	187
	Small Business Administration Variable Rate Interest
	Only Custodial Receipts (U.S. Government
	Guaranteed)	2.719%	7/15/17	4,449	5
3	Tennessee Valley Authority	5.500%	7/18/17	17,208	19,109
3	Tennessee Valley Authority	4.500%	4/1/18	6,325	6,974
3	Tennessee Valley Authority	1.750%	10/15/18	6,460	6,504
3	Tennessee Valley Authority	3.875%	2/15/21	9,400	10,397
3	Tennessee Valley Authority	1.875%	8/15/22	7,300	7,088
3	Tennessee Valley Authority	2.875%	9/15/24	15,000	15,273
3	Tennessee Valley Authority	6.750%	11/1/25	2,565	3,497
3	Tennessee Valley Authority	7.125%	5/1/30	27,055	40,130
3	Tennessee Valley Authority	4.650%	6/15/35	15,169	18,044
3	Tennessee Valley Authority	5.880%	4/1/36	10,200	13,927
3	Tennessee Valley Authority	6.150%	1/15/38	920	1,311
3	Tennessee Valley Authority	5.500%	6/15/38	2,550	3,376
3	Tennessee Valley Authority	5.250%	9/15/39	9,028	11,624
3	Tennessee Valley Authority	3.500%	12/15/42	9,000	8,935
3	Tennessee Valley Authority	4.875%	1/15/48	6,951	8,304
3	Tennessee Valley Authority	5.375%	4/1/56	6,250	8,163
3	Tennessee Valley Authority	4.625%	9/15/60	7,468	8,476
					4,738,694
Conventional Mortgage-Backed Securities (20.3%)
4,5	Fannie Mae Pool	2.000%	8/1/28–10/1/28	86,696	86,536
4,5,6	Fannie Mae Pool	2.500%	8/1/27–1/1/44	763,369	775,934

6

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,5,6	Fannie Mae Pool	3.000%	9/1/20–1/1/45	2,057,031	2,109,378
4,5,6	Fannie Mae Pool	3.500%	10/1/18–1/1/45	2,351,661	2,465,366
4,5,6	Fannie Mae Pool	4.000%	6/1/18–1/1/45	2,193,181	2,347,001
4,5,6	Fannie Mae Pool	4.500%	1/1/18–1/1/45	1,525,601	1,657,271
4,5,6	Fannie Mae Pool	5.000%	3/1/17–1/1/45	932,391	1,029,282
4,5	Fannie Mae Pool	5.500%	11/1/16–5/1/41	675,748	755,927
4,5	Fannie Mae Pool	6.000%	10/1/15–5/1/41	464,873	527,221
4,5	Fannie Mae Pool	6.500%	5/1/15–10/1/39	141,200	160,661
4,5	Fannie Mae Pool	7.000%	5/1/15–11/1/38	48,229	54,821
4,5	Fannie Mae Pool	7.500%	4/1/15–12/1/32	3,839	4,270
4,5	Fannie Mae Pool	8.000%	6/1/15–9/1/31	1,288	1,440
4,5	Fannie Mae Pool	8.500%	9/1/15–5/1/32	534	608
4,5	Fannie Mae Pool	9.000%	2/1/17–8/1/30	149	157
4,5	Fannie Mae Pool	9.500%	3/1/17–11/1/25	185	213
4,5	Fannie Mae Pool	10.000%	10/1/16–12/1/17	4	4
4,5	Freddie Mac Gold Pool	2.000%	7/1/28–8/1/28	37,242	37,278
4,5,6	Freddie Mac Gold Pool	2.500%	5/1/28–3/1/43	534,394	543,052
4,5,6	Freddie Mac Gold Pool	3.000%	3/1/21–1/1/45	1,094,550	1,122,166
4,5,6	Freddie Mac Gold Pool	3.500%	9/1/25–1/1/45	1,389,770	1,453,333
4,5,6	Freddie Mac Gold Pool	4.000%	3/1/15–1/1/45	1,404,156	1,499,737
4,5,6	Freddie Mac Gold Pool	4.500%	12/1/17–1/1/45	935,318	1,013,963
4,5	Freddie Mac Gold Pool	5.000%	11/1/15–8/1/44	553,081	609,134
4,5	Freddie Mac Gold Pool	5.500%	3/1/16–6/1/41	426,996	478,244
4,5	Freddie Mac Gold Pool	6.000%	4/1/15–5/1/40	268,479	304,290
4,5	Freddie Mac Gold Pool	6.500%	2/1/15–9/1/39	81,273	92,604
4,5	Freddie Mac Gold Pool	7.000%	4/1/15–12/1/38	27,334	31,160
4,5	Freddie Mac Gold Pool	7.500%	3/1/15–2/1/32	2,226	2,500
4,5	Freddie Mac Gold Pool	8.000%	5/1/15–1/1/32	2,327	2,617
4,5	Freddie Mac Gold Pool	8.500%	3/1/21–7/1/31	414	470
4,5	Freddie Mac Gold Pool	9.000%	7/1/20–3/1/31	305	340
4,5	Freddie Mac Gold Pool	9.500%	4/1/16–6/1/25	48	52
4,5	Freddie Mac Gold Pool	10.000%	10/1/16–4/1/25	7	7
4,5	Freddie Mac Non Gold Pool	8.000%	2/1/17–6/1/17	3	3
4,5	Freddie Mac Non Gold Pool	8.500%	6/1/18	8	9
4,5	Freddie Mac Non Gold Pool	9.500%	10/1/18–3/1/20	2	3
5	Ginnie Mae I Pool	3.000%	1/15/26–12/15/44	247,558	254,164
5,6	Ginnie Mae I Pool	3.500%	11/15/25–1/1/45	254,423	268,008
5,6	Ginnie Mae I Pool	4.000%	8/15/18–1/1/45	375,572	403,707
5,6	Ginnie Mae I Pool	4.500%	5/15/18–1/1/45	525,677	575,909
5	Ginnie Mae I Pool	4.750%	8/15/33	14	15
5	Ginnie Mae I Pool	5.000%	1/15/17–1/1/45	301,326	332,845
5	Ginnie Mae I Pool	5.500%	3/15/15–2/15/41	156,281	175,399
5	Ginnie Mae I Pool	6.000%	5/15/16–6/15/41	123,002	139,491
5	Ginnie Mae I Pool	6.500%	2/15/16–1/15/39	34,467	38,989
5	Ginnie Mae I Pool	7.000%	6/15/16–9/15/36	8,264	9,239
5	Ginnie Mae I Pool	7.250%	9/15/25	33	35
5	Ginnie Mae I Pool	7.500%	5/15/17–6/15/32	3,552	3,925
5	Ginnie Mae I Pool	7.750%	2/15/30	2	3
5	Ginnie Mae I Pool	8.000%	1/15/17–12/15/30	2,417	2,665
5	Ginnie Mae I Pool	8.250%	6/15/27	2	2
5	Ginnie Mae I Pool	8.500%	1/15/17–3/15/31	516	552
5	Ginnie Mae I Pool	9.000%	6/15/16–2/15/31	653	695
5	Ginnie Mae I Pool	9.500%	7/15/16–9/15/25	194	216
5	Ginnie Mae I Pool	10.000%	2/15/18–2/15/25	65	71
5	Ginnie Mae I Pool	10.500%	7/15/15–4/15/25	36	38
5	Ginnie Mae II Pool	2.500%	2/20/28–6/20/28	27,410	28,244
5,6	Ginnie Mae II Pool	3.000%	10/20/26–1/1/45	951,171	975,970
5,6	Ginnie Mae II Pool	3.500%	9/20/25–1/1/45	1,793,610	1,884,823
5,6	Ginnie Mae II Pool	4.000%	9/20/25–1/1/45	1,468,831	1,575,398

7

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5,6	Ginnie Mae II Pool	4.500%	4/20/18–1/1/45	995,725	1,091,216
5,6	Ginnie Mae II Pool	5.000%	12/20/32–1/1/45	495,909	548,509
5	Ginnie Mae II Pool	5.500%	8/20/23–3/20/44	143,753	159,221
5	Ginnie Mae II Pool	6.000%	7/20/23–12/20/41	71,531	81,012
5	Ginnie Mae II Pool	6.500%	12/20/23–9/20/40	29,324	33,429
5	Ginnie Mae II Pool	7.000%	3/20/28–11/20/38	5,166	5,855
5	Ginnie Mae II Pool	7.500%	8/20/30	6	7
5	Ginnie Mae II Pool	8.500%	10/20/30	14	16
					27,756,720
Nonconventional Mortgage-Backed Securities (0.4%)
4,5,7	Fannie Mae Pool	1.467%	4/1/37	1,950	2,030
4,5,7	Fannie Mae Pool	1.793%	7/1/34	422	450
4,5,7	Fannie Mae Pool	1.817%	9/1/37	2,118	2,279
4,5,7	Fannie Mae Pool	1.958%	1/1/35	265	276
4,5,7	Fannie Mae Pool	2.063%	10/1/34	23	24
4,5,7	Fannie Mae Pool	2.080%	8/1/35	2,274	2,426
4,5,7	Fannie Mae Pool	2.085%	2/1/37	5	5
4,5,7	Fannie Mae Pool	2.106%	11/1/36	1,278	1,362
4,5	Fannie Mae Pool	2.109%	3/1/43	11,479	11,754
4,5,7	Fannie Mae Pool	2.114%	12/1/35	9	10
4,5,7	Fannie Mae Pool	2.165%	6/1/36	50	53
4,5,7	Fannie Mae Pool	2.188%	7/1/35	1,333	1,400
4,5,7	Fannie Mae Pool	2.191%	10/1/39	1,756	1,811
4,5	Fannie Mae Pool	2.193%	6/1/43	10,781	11,057
4,5	Fannie Mae Pool	2.194%	12/1/41	6,021	6,218
4,5,7	Fannie Mae Pool	2.195%	7/1/39–6/1/42	7,237	7,530
4,5	Fannie Mae Pool	2.202%	9/1/42	9,229	9,584
4,5,7	Fannie Mae Pool	2.206%	12/1/33	837	889
4,5,7	Fannie Mae Pool	2.224%	8/1/37	2,760	2,923
4,5,7	Fannie Mae Pool	2.228%	2/1/36	2,276	2,321
4,5,7	Fannie Mae Pool	2.231%	4/1/36	341	359
4,5	Fannie Mae Pool	2.232%	10/1/42	7,136	7,251
4,5,7	Fannie Mae Pool	2.235%	6/1/37	1,757	1,860
4,5,7	Fannie Mae Pool	2.248%	9/1/34	971	1,025
4,5,7	Fannie Mae Pool	2.262%	11/1/33	601	641
4,5	Fannie Mae Pool	2.265%	7/1/43	12,999	13,029
4,5,7	Fannie Mae Pool	2.304%	11/1/39	1,110	1,144
4,5,7	Fannie Mae Pool	2.310%	5/1/36	137	147
4,5,7	Fannie Mae Pool	2.315%	12/1/36	17	18
4,5,7	Fannie Mae Pool	2.325%	7/1/37	508	526
4,5,7	Fannie Mae Pool	2.337%	4/1/36	949	1,009
4,5,7	Fannie Mae Pool	2.346%	4/1/37	335	355
4,5,7	Fannie Mae Pool	2.356%	5/1/35	1,687	1,778
4,5,7	Fannie Mae Pool	2.360%	4/1/37	455	493
4,5,7	Fannie Mae Pool	2.374%	2/1/36	1,200	1,284
4,5,7	Fannie Mae Pool	2.391%	10/1/37	71	74
4,5,7	Fannie Mae Pool	2.392%	5/1/33–1/1/37	2,345	2,534
4,5,7	Fannie Mae Pool	2.393%	12/1/35	1,507	1,604
4,5,7	Fannie Mae Pool	2.400%	11/1/32	17	19
4,5	Fannie Mae Pool	2.402%	5/1/42	15,406	15,602
4,5	Fannie Mae Pool	2.407%	7/1/42	9,673	9,975
4,5,7	Fannie Mae Pool	2.419%	11/1/34	1,239	1,296
4,5,7	Fannie Mae Pool	2.428%	11/1/39	2,052	2,116
4,5,7	Fannie Mae Pool	2.435%	9/1/33–11/1/33	1,681	1,825
4,5,7	Fannie Mae Pool	2.438%	1/1/35	1,891	2,035
4,5,7	Fannie Mae Pool	2.440%	11/1/36	47	49
4,5	Fannie Mae Pool	2.443%	5/1/43	20,843	21,573
4,5	Fannie Mae Pool	2.449%	10/1/42	8,808	9,080
4,5	Fannie Mae Pool	2.464%	9/1/43	1,671	1,714
4,5	Fannie Mae Pool	2.493%	10/1/40	5,196	5,493
4,5	Fannie Mae Pool	2.506%	12/1/40	3,648	3,858
4,5,7	Fannie Mae Pool	2.507%	1/1/37	111	117
4,5,7	Fannie Mae Pool	2.551%	7/1/42	2,864	3,011
4,5,7	Fannie Mae Pool	2.590%	4/1/37	106	111

8

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,5	Fannie Mae Pool	2.604%	12/1/41	6,144	6,359
4,5	Fannie Mae Pool	2.624%	11/1/41	5,849	6,185
4,5	Fannie Mae Pool	2.673%	1/1/42	5,852	6,193
4,5,7	Fannie Mae Pool	2.691%	10/1/36	1,090	1,187
4,5	Fannie Mae Pool	2.743%	12/1/43	5,992	6,201
4,5	Fannie Mae Pool	2.767%	3/1/41	4,692	5,018
4,5	Fannie Mae Pool	2.775%	3/1/42	8,499	8,754
4,5	Fannie Mae Pool	2.793%	1/1/42	5,499	5,758
4,5	Fannie Mae Pool	2.810%	11/1/41	6,093	6,454
4,5,7	Fannie Mae Pool	2.846%	5/1/42	919	958
4,5	Fannie Mae Pool	2.911%	12/1/40	2,865	3,006
4,5	Fannie Mae Pool	2.971%	3/1/42	1,602	1,660
4,5	Fannie Mae Pool	2.993%	9/1/43	12,099	12,507
4,5	Fannie Mae Pool	3.050%	2/1/42	6,011	6,212
4,5	Fannie Mae Pool	3.060%	2/1/41-3/1/41	3,031	3,184
4,5	Fannie Mae Pool	3.065%	3/1/41	6,070	6,405
4,5	Fannie Mae Pool	3.128%	2/1/41	6,150	6,373
4,5	Fannie Mae Pool	3.163%	12/1/40	2,986	3,160
4,5	Fannie Mae Pool	3.218%	9/1/40	4,292	4,531
4,5	Fannie Mae Pool	3.228%	12/1/40	3,671	3,876
4,5	Fannie Mae Pool	3.230%	8/1/40	4,910	5,130
4,5,7	Fannie Mae Pool	3.241%	1/1/40	2,428	2,508
4,5	Fannie Mae Pool	3.251%	10/1/40	3,605	3,780
4,5	Fannie Mae Pool	3.265%	5/1/41	4,969	5,276
4,5	Fannie Mae Pool	3.318%	11/1/40	2,047	2,154
4,5	Fannie Mae Pool	3.331%	8/1/42	7,926	8,193
4,5,7	Fannie Mae Pool	3.332%	1/1/35	6	7
4,5	Fannie Mae Pool	3.431%	5/1/40	1,705	1,772
4,5	Fannie Mae Pool	3.489%	5/1/40	1,030	1,088
4,5	Fannie Mae Pool	3.534%	6/1/41	1,384	1,463
4,5	Fannie Mae Pool	3.542%	7/1/41	8,412	8,624
4,5	Fannie Mae Pool	3.580%	8/1/39	2,002	2,119
4,5	Fannie Mae Pool	3.623%	4/1/41	4,522	4,761
4,5	Fannie Mae Pool	3.735%	6/1/41	5,243	5,563
4,5	Fannie Mae Pool	3.808%	9/1/40	6,015	6,337
4,5	Fannie Mae Pool	4.259%	12/1/39	4,248	4,347
4,5	Fannie Mae Pool	4.555%	7/1/38	448	468
4,5,7	Fannie Mae Pool	4.958%	6/1/35	13	13
4,5	Fannie Mae Pool	5.102%	3/1/38	1,538	1,614
4,5,7	Fannie Mae Pool	5.146%	11/1/39	2,201	2,327
4,5,7	Fannie Mae Pool	5.153%	8/1/39	4,960	5,189
4,5	Fannie Mae Pool	5.159%	11/1/35	3	3
4,5	Fannie Mae Pool	5.259%	7/1/38	427	449
4,5	Fannie Mae Pool	5.278%	7/1/36	897	921
4,5	Fannie Mae Pool	5.555%	5/1/36	845	886
4,5	Fannie Mae Pool	5.568%	4/1/37	1,433	1,532
4,5	Fannie Mae Pool	5.762%	10/1/37	2,043	2,172
4,5	Fannie Mae Pool	5.784%	12/1/37	1,992	2,138
4,5	Fannie Mae Pool	6.150%	10/1/37	2,986	3,104
4,5,7	Freddie Mac Non Gold Pool	1.485%	10/1/37	57	58
4,5,7	Freddie Mac Non Gold Pool	1.730%	6/1/37	1,826	1,879
4,5,7	Freddie Mac Non Gold Pool	1.838%	5/1/37	119	126
4,5,7	Freddie Mac Non Gold Pool	1.917%	8/1/37	96	99
4,5,7	Freddie Mac Non Gold Pool	1.949%	3/1/37	609	648
4,5,7	Freddie Mac Non Gold Pool	2.040%	1/1/37	2,194	2,326
4,5,7	Freddie Mac Non Gold Pool	2.160%	10/1/37	1,456	1,533
4,5,7	Freddie Mac Non Gold Pool	2.165%	7/1/35	1,212	1,282
4,5,7	Freddie Mac Non Gold Pool	2.175%	4/1/37	44	46
4,5,7	Freddie Mac Non Gold Pool	2.195%	3/1/37	123	131
4,5,7	Freddie Mac Non Gold Pool	2.250%	6/1/35	6	6
4,5,7	Freddie Mac Non Gold Pool	2.258%	12/1/36	788	828
4,5,7	Freddie Mac Non Gold Pool	2.259%	3/1/37	428	450
4,5,7	Freddie Mac Non Gold Pool	2.276%	12/1/34	1,663	1,780
4,5,7	Freddie Mac Non Gold Pool	2.320%	2/1/37	443	463

9

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,5,7	Freddie Mac Non Gold Pool	2.323%	3/1/36–5/1/42	1,478	1,520
4,5,7	Freddie Mac Non Gold Pool	2.333%	4/1/35	144	153
4,5,7	Freddie Mac Non Gold Pool	2.344%	12/1/36	2,068	2,223
4,5,7	Freddie Mac Non Gold Pool	2.351%	6/1/37	1,760	1,889
4,5,7	Freddie Mac Non Gold Pool	2.352%	1/1/35	304	329
4,5,7	Freddie Mac Non Gold Pool	2.367%	12/1/34	20	22
4,5,7	Freddie Mac Non Gold Pool	2.375%	4/1/33–11/1/36	4,547	4,773
4,5,7	Freddie Mac Non Gold Pool	2.377%	3/1/36	15	15
4,5,7	Freddie Mac Non Gold Pool	2.383%	12/1/35	1,236	1,309
4,5,7	Freddie Mac Non Gold Pool	2.398%	6/1/36	11	11
4,5,7	Freddie Mac Non Gold Pool	2.430%	1/1/37	995	1,052
4,5,7	Freddie Mac Non Gold Pool	2.431%	5/1/33	46	49
4,5,7	Freddie Mac Non Gold Pool	2.440%	12/1/34	43	45
4,5,7	Freddie Mac Non Gold Pool	2.486%	6/1/37	1,468	1,531
4,5,7	Freddie Mac Non Gold Pool	2.534%	11/1/33	5	5
4,5	Freddie Mac Non Gold Pool	2.573%	2/1/42	3,434	3,617
4,5,7	Freddie Mac Non Gold Pool	2.604%	3/1/37	146	145
4,5	Freddie Mac Non Gold Pool	2.612%	11/1/43	3,054	3,154
4,5,7	Freddie Mac Non Gold Pool	2.620%	3/1/37	1,478	1,550
4,5	Freddie Mac Non Gold Pool	2.639%	12/1/40	2,277	2,363
4,5	Freddie Mac Non Gold Pool	2.652%	11/1/40	2,062	2,131
4,5	Freddie Mac Non Gold Pool	2.722%	12/1/40	5,482	5,678
4,5,7	Freddie Mac Non Gold Pool	2.740%	10/1/36	1,555	1,662
4,5	Freddie Mac Non Gold Pool	2.742%	2/1/42	4,038	4,263
4,5	Freddie Mac Non Gold Pool	2.781%	1/1/41	5,047	5,279
4,5	Freddie Mac Non Gold Pool	2.866%	2/1/41	6,670	7,119
4,5	Freddie Mac Non Gold Pool	2.962%	2/1/41	1,507	1,609
4,5	Freddie Mac Non Gold Pool	3.096%	6/1/41	2,267	2,399
4,5	Freddie Mac Non Gold Pool	3.105%	3/1/41	2,239	2,391
4,5	Freddie Mac Non Gold Pool	3.132%	1/1/41	1,124	1,184
4,5	Freddie Mac Non Gold Pool	3.151%	11/1/40	4,057	4,176
4,5	Freddie Mac Non Gold Pool	3.238%	6/1/40	2,361	2,422
4,5	Freddie Mac Non Gold Pool	3.350%	5/1/40	949	1,006
4,5	Freddie Mac Non Gold Pool	3.355%	6/1/41	455	462
4,5	Freddie Mac Non Gold Pool	3.420%	3/1/42	4,306	4,460
4,5	Freddie Mac Non Gold Pool	3.451%	5/1/40	981	1,036
4,5	Freddie Mac Non Gold Pool	3.586%	6/1/40	4,930	5,199
4,5	Freddie Mac Non Gold Pool	3.614%	6/1/40	2,710	2,868
4,5	Freddie Mac Non Gold Pool	3.676%	9/1/40	4,574	4,831
4,5	Freddie Mac Non Gold Pool	4.076%	12/1/39	819	855
4,5	Freddie Mac Non Gold Pool	4.387%	5/1/38	302	328
4,5	Freddie Mac Non Gold Pool	5.028%	7/1/38	1,848	1,872
4,5	Freddie Mac Non Gold Pool	5.280%	3/1/38	2,419	2,587
4,5	Freddie Mac Non Gold Pool	5.447%	1/1/38	774	797
4,5	Freddie Mac Non Gold Pool	5.484%	2/1/36	925	970
4,5	Freddie Mac Non Gold Pool	5.784%	9/1/37	2,055	2,151
4,5	Freddie Mac Non Gold Pool	5.809%	5/1/37	3,008	3,148
4,5	Freddie Mac Non Gold Pool	6.058%	12/1/36	1,907	1,964
4,5	Freddie Mac Non Gold Pool	6.215%	8/1/37	694	748
5,7	Ginnie Mae II Pool	1.625%	6/20/29	145	150
5,7	Ginnie Mae II Pool	2.000%	4/20/41–6/20/43	35,260	36,376
5,7	Ginnie Mae II Pool	2.125%	5/20/41	2,299	2,450
5,7	Ginnie Mae II Pool	2.500%	10/20/39–1/20/42	27,544	28,360
5	Ginnie Mae II Pool	3.000%	11/20/40–11/20/41	20,561	21,674
5	Ginnie Mae II Pool	3.500%	1/20/41–1/20/44	37,825	39,606
5,7	Ginnie Mae II Pool	4.000%	10/20/38–10/20/41	9,812	10,289
5	Ginnie Mae II Pool	5.000%	7/20/38	478	488
					617,724
Total U.S. Government and Agency Obligations (Cost $85,491,050)					87,681,989
Asset-Backed/Commercial Mortgage-Backed Securities (3.0%)
5	AEP Texas Central Transition Funding II LLC 2006-A	5.170%	1/1/18	3,251	3,475
5	Ally Auto Receivables Trust 2011-2	1.980%	4/15/16	1,048	1,061

10

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 Ally Auto Receivables Trust 2011-4	1.140%	6/15/16	1,186	1,186
5 Ally Auto Receivables Trust 2012-5	0.850%	1/16/18	6,120	6,118
5 Ally Auto Receivables Trust 2013-2	0.790%	1/15/18	1,650	1,651
5 Ally Auto Receivables Trust 2013-2	1.240%	11/15/18	1,125	1,127
5 Ally Auto Receivables Trust 2014-1	0.970%	10/15/18	3,925	3,925
5 Ally Auto Receivables Trust 2014-1	1.530%	4/15/19	1,675	1,676
5 Ally Auto Receivables Trust 2014-3	1.280%	6/17/19	5,000	4,991
5 Ally Auto Receivables Trust 2014-3	1.720%	3/16/20	2,000	1,995
5 Ally Auto Receivables Trust 2014-SN1	0.750%	2/21/17	3,400	3,371
5 Ally Auto Receivables Trust 2014-SN1	0.950%	6/20/18	2,275	2,266
5 Ally Auto Receivables Trust 2014-SN2	1.030%	9/20/17	4,025	4,008
5 Ally Auto Receivables Trust 2014-SN2	1.210%	2/20/19	2,875	2,862
5 Ally Master Owner Trust Series 2014-4	1.430%	6/17/19	5,475	5,463
5 American Express Credit Account Secured Note Trust
2013-3	0.980%	5/15/19	1,500	1,497
5 American Express Credit Account Secured Note Trust
2014-3	1.490%	4/15/20	8,200	8,224
5 American Express Credit Account Secured Note Trust
2014-4	1.430%	6/15/20	4,550	4,547
5 AmeriCredit Automobile Receivables Trust 2013-1	0.610%	10/10/17	1,430	1,429
5 AmeriCredit Automobile Receivables Trust 2013-2	0.650%	12/8/17	1,162	1,162
5 AmeriCredit Automobile Receivables Trust 2013-3	0.920%	4/9/18	2,960	2,963
5 AmeriCredit Automobile Receivables Trust 2013-4	0.960%	4/9/18	1,040	1,042
5 AmeriCredit Automobile Receivables Trust 2013-5	0.900%	9/10/18	1,200	1,200
5 AmeriCredit Automobile Receivables Trust 2013-5	1.520%	1/8/19	600	600
5 AmeriCredit Automobile Receivables Trust 2014-1	0.900%	2/8/19	850	848
5 AmeriCredit Automobile Receivables Trust 2014-1	1.680%	7/8/19	550	548
5 AmeriCredit Automobile Receivables Trust 2014-2	0.940%	2/8/19	1,700	1,700
5 AmeriCredit Automobile Receivables Trust 2014-3	1.150%	6/10/19	2,800	2,796
5 Banc of America Commercial Mortgage Trust 2005-5	5.115%	10/10/45	13,993	14,170
5 Banc of America Commercial Mortgage Trust 2005-6	5.152%	9/10/47	3,540	3,641
5 Banc of America Commercial Mortgage Trust 2005-6	5.152%	9/10/47	3,500	3,611
5 Banc of America Commercial Mortgage Trust 2006-1	5.372%	9/10/45	20,200	20,731
5 Banc of America Commercial Mortgage Trust 2006-1	5.421%	9/10/45	185	192
5 Banc of America Commercial Mortgage Trust 2006-2	5.728%	5/10/45	11,600	12,056
5 Banc of America Commercial Mortgage Trust 2006-2	5.763%	5/10/45	3,290	3,443
5 Banc of America Commercial Mortgage Trust 2006-3	5.889%	7/10/44	653	688
5 Banc of America Commercial Mortgage Trust 2006-4	5.634%	7/10/46	23,801	25,104
5 Banc of America Commercial Mortgage Trust 2006-5	5.390%	9/10/47	320	322
5 Banc of America Commercial Mortgage Trust 2006-5	5.414%	9/10/47	11,525	12,085
5 Banc of America Commercial Mortgage Trust 2006-5	5.448%	9/10/47	2,175	2,277
5 Banc of America Commercial Mortgage Trust 2008-1	6.245%	2/10/51	17,947	19,841
8 Banco Bilbao Vizcaya Argentaria SA	5.750%	7/20/17	1,975	2,161
5 Bear Stearns Commercial Mortgage Securities Trust
2004-PWR6	4.868%	11/11/41	26	26
5 Bear Stearns Commercial Mortgage Securities Trust
2005-PWR10	5.405%	12/11/40	4,276	4,378
5 Bear Stearns Commercial Mortgage Securities Trust
2005-PWR8	4.750%	6/11/41	4,175	4,208
5 Bear Stearns Commercial Mortgage Securities Trust
2005-PWR9	4.871%	9/11/42	20	20
5 Bear Stearns Commercial Mortgage Securities Trust
2005-TOP18	4.933%	2/13/42	509	510
5 Bear Stearns Commercial Mortgage Securities Trust
2005-TOP20	5.129%	10/12/42	3,062	3,106
5 Bear Stearns Commercial Mortgage Securities Trust
2006-PWR11	5.435%	3/11/39	24,099	24,933
5 Bear Stearns Commercial Mortgage Securities Trust
2006-PWR12	5.704%	9/11/38	254	266
5 Bear Stearns Commercial Mortgage Securities Trust
2006-PWR12	5.743%	9/11/38	5,500	5,775
5 Bear Stearns Commercial Mortgage Securities Trust
2006-PWR13	5.582%	9/11/41	1,625	1,726

11

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 Bear Stearns Commercial Mortgage Securities Trust
2006-TOP22	5.575%	4/12/38	21,248	22,025
5 Bear Stearns Commercial Mortgage Securities Trust
2006-TOP22	5.575%	4/12/38	4,525	4,756
5 Bear Stearns Commercial Mortgage Securities Trust
2006-TOP24	5.568%	10/12/41	8,375	8,909
5 Bear Stearns Commercial Mortgage Securities Trust
2007-PWR16	5.655%	6/11/40	1,949	1,965
5 Bear Stearns Commercial Mortgage Securities Trust
2007-PWR16	5.707%	6/11/40	6,275	6,849
5 Bear Stearns Commercial Mortgage Securities Trust
2007-PWR17	5.694%	6/11/50	21,750	23,609
5 Bear Stearns Commercial Mortgage Securities Trust
2007-PWR17	5.896%	6/11/50	6,853	7,518
5 Bear Stearns Commercial Mortgage Securities Trust
2007-PWR18	5.700%	6/11/50	10,400	11,315
5 Bear Stearns Commercial Mortgage Securities Trust
2007-TOP26	5.471%	1/12/45	5,253	5,631
5 Bear Stearns Commercial Mortgage Securities Trust
2007-TOP26	5.513%	1/12/45	6,280	6,747
5 Bear Stearns Commercial Mortgage Securities Trust
2007-TOP28	5.742%	9/11/42	15,900	17,369
5 Bear Stearns Commercial Mortgage Securities Trust
2007-TOP28	5.793%	9/11/42	2,279	2,285
5 BMW Vehicle Owner Trust 2014-A	0.970%	11/26/18	5,100	5,098
5 BMW Vehicle Owner Trust 2014-A	1.500%	2/25/21	3,400	3,401
5 Capital Auto Receivables Asset Trust 2013-1	0.790%	6/20/17	3,603	3,608
5 Capital Auto Receivables Asset Trust 2013-3	1.040%	11/21/16	2,445	2,449
5 Capital Auto Receivables Asset Trust 2013-3	1.310%	12/20/17	2,446	2,457
5 Capital Auto Receivables Asset Trust 2013-3	1.680%	4/20/18	1,470	1,478
5 Capital Auto Receivables Asset Trust 2013-4	1.090%	3/20/18	2,700	2,699
5 Capital Auto Receivables Asset Trust 2013-4	1.470%	7/20/18	1,000	1,001
5 Capital Auto Receivables Asset Trust 2013-4	2.060%	10/22/18	1,130	1,136
5 Capital Auto Receivables Asset Trust 2014-1	1.320%	6/20/18	3,150	3,161
5 Capital Auto Receivables Asset Trust 2014-1	1.690%	10/22/18	785	787
5 Capital Auto Receivables Asset Trust 2014-1	2.220%	1/22/19	1,042	1,048
5 Capital Auto Receivables Asset Trust 2014-2	0.910%	4/20/17	2,500	2,501
5 Capital Auto Receivables Asset Trust 2014-2	1.260%	5/21/18	1,375	1,375
5 Capital Auto Receivables Asset Trust 2014-2	1.620%	10/22/18	1,100	1,102
5 Capital Auto Receivables Asset Trust 2014-3	1.480%	11/20/18	1,950	1,949
5 Capital Auto Receivables Asset Trust 2014-3	1.830%	4/22/19	1,400	1,400
5 Capital One Multi-asset Execution Trust 2006-A3	5.050%	12/17/18	36,645	38,305
5 Capital One Multi-asset Execution Trust 2007-A7	5.750%	7/15/20	10,300	11,432
5 Capital One Multi-Asset Execution Trust 2014-A2	1.260%	1/15/20	1,925	1,928
5 Capital One Multi-Asset Execution Trust 2014-A5	1.480%	7/15/20	7,000	7,017
5 CarMax Auto Owner Trust 2012-3	0.790%	4/16/18	2,450	2,444
5 CarMax Auto Owner Trust 2013-2	0.640%	1/16/18	3,604	3,606
5 Carmax Auto Owner Trust 2013-2	0.840%	11/15/18	1,502	1,491
5 Carmax Auto Owner Trust 2013-3	0.970%	4/16/18	3,790	3,803
5 Carmax Auto Owner Trust 2013-3	1.490%	1/15/19	2,040	2,051
5 Carmax Auto Owner Trust 2013-4	0.800%	7/16/18	1,450	1,448
5 Carmax Auto Owner Trust 2013-4	1.280%	5/15/19	550	549
5 Carmax Auto Owner Trust 2014-1	0.790%	10/15/18	1,680	1,673
5 Carmax Auto Owner Trust 2014-1	1.320%	7/15/19	1,120	1,115
5 Carmax Auto Owner Trust 2014-2	0.980%	1/15/19	3,650	3,643
5 Carmax Auto Owner Trust 2014-2	1.610%	10/15/19	1,875	1,873
5 Carmax Auto Owner Trust 2014-3	1.160%	6/17/19	3,275	3,273
5 Carmax Auto Owner Trust 2014-3	1.730%	2/18/20	1,625	1,627
5 Carmax Auto Owner Trust 2014-4	1.250%	11/15/19	6,075	6,063
5 CD 2005-CD1 Commercial Mortgage Trust	5.226%	7/15/44	16,846	17,136
5 CD 2005-CD1 Commercial Mortgage Trust	5.226%	7/15/44	7,000	7,182
5 CD 2006-CD2 Mortgage Trust	5.299%	1/15/46	680	699
5 CD 2006-CD3 Mortgage Trust	5.617%	10/15/48	9,599	10,090
5 CD 2006-CD3 Mortgage Trust	5.648%	10/15/48	8,575	9,166

12

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	CD 2007-CD4 Commercial Mortgage Trust	5.322%	12/11/49	13,050	13,837
5	CD 2007-CD5 Mortgage Trust	5.886%	11/15/44	15,988	17,441
5	CenterPoint Energy Transition Bond Co. II LLC 2005-A	5.170%	8/1/19	1,752	1,837
5	CenterPoint Energy Transition Bond Co. II LLC 2005-A	5.302%	8/1/20	1,184	1,321
5	CenterPoint Energy Transition Bond Co. IV LLC 2012-1	3.028%	10/15/25	9,483	9,727
5	Chase Issuance Trust 2006-A2	5.160%	4/16/18	14,352	15,028
5	Chase Issuance Trust 2012-A3	0.790%	6/15/17	10,512	10,524
5	Chase Issuance Trust 2012-A4	1.580%	8/16/21	8,573	8,438
5	Chase Issuance Trust 2012-A5	0.590%	8/15/17	5,845	5,843
5	Chase Issuance Trust 2012-A7	2.160%	9/16/24	20,440	19,935
5	Chase Issuance Trust 2013-A1	1.300%	2/18/20	13,650	13,493
5	Chase Issuance Trust 2013-A8	1.010%	10/15/18	10,225	10,220
5	Chase Issuance Trust 2014-A1	1.150%	1/15/19	14,400	14,405
5	Chase Issuance Trust 2014-A2	2.770%	3/15/23	11,150	11,414
5	Chase Issuance Trust 2014-A6	1.260%	7/15/19	13,700	13,652
5	Chase Issuance Trust 2014-A7	1.380%	11/15/19	11,225	11,201
5	Citibank Credit Card Issuance Trust 2003-A7	4.150%	7/7/17	9,135	9,298
5	Citibank Credit Card Issuance Trust 2005-A2	4.850%	3/10/17	4,650	4,686
5	Citibank Credit Card Issuance Trust 2005-A9	5.100%	11/20/17	13,301	13,792
5	Citibank Credit Card Issuance Trust 2007-A8	5.650%	9/20/19	10,600	11,756
5	Citibank Credit Card Issuance Trust 2008-A1	5.350%	2/7/20	11,546	12,807
5	Citibank Credit Card Issuance Trust 2013-A10	0.730%	2/7/18	4,650	4,640
5	Citibank Credit Card Issuance Trust 2014-A1	2.880%	1/23/23	10,450	10,765
5	Citibank Credit Card Issuance Trust 2014-A4	1.230%	4/24/19	11,150	11,128
5	Citibank Credit Card Issuance Trust 2014-A5	2.680%	6/7/23	9,525	9,684
5	Citibank Credit Card Issuance Trust 2014-A6	2.150%	7/15/21	22,100	22,167
5	Citibank Credit Card Issuance Trust 2014-A8	1.730%	4/9/20	16,450	16,476
5	Citigroup Commercial Mortgage Trust 2005-C3	4.830%	5/15/43	6,990	7,034
5	Citigroup Commercial Mortgage Trust 2006-C4	5.771%	3/15/49	11,053	11,525
5	Citigroup Commercial Mortgage Trust 2006-C4	5.771%	3/15/49	2,500	2,635
5	Citigroup Commercial Mortgage Trust 2006-C5	5.431%	10/15/49	3,625	3,823
5	Citigroup Commercial Mortgage Trust 2006-C5	5.462%	10/15/49	3,375	3,586
5	Citigroup Commercial Mortgage Trust 2007-C6	5.710%	12/10/49	20,075	21,836
5	Citigroup Commercial Mortgage Trust 2008-C7	6.142%	12/10/49	20,494	22,469
5	Citigroup Commercial Mortgage Trust 2012-GC8	3.024%	9/10/45	5,450	5,488
5	Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	2,300	2,317
5	Citigroup Commercial Mortgage Trust 2013-GC11	3.422%	4/10/46	2,000	2,020
5	Citigroup Commercial Mortgage Trust 2013-GC15	3.161%	9/10/46	2,900	3,008
5	Citigroup Commercial Mortgage Trust 2013-GC15	3.942%	9/10/46	1,200	1,280
5	Citigroup Commercial Mortgage Trust 2013-GC15	4.371%	9/10/46	1,975	2,182
5	Citigroup Commercial Mortgage Trust 2013-GC15	4.649%	9/10/46	2,875	3,171
5	Citigroup Commercial Mortgage Trust 2013-GC17	3.675%	11/10/46	875	925
5	Citigroup Commercial Mortgage Trust 2013-GC17	4.131%	11/10/46	2,900	3,140
5	Citigroup Commercial Mortgage Trust 2013-GC17	4.544%	11/10/46	1,150	1,266
5	Citigroup Commercial Mortgage Trust 2013-GC17	5.095%	11/10/46	1,150	1,266
5	Citigroup Commercial Mortgage Trust 2014-GC19	2.790%	3/10/47	1,840	1,881
5	Citigroup Commercial Mortgage Trust 2014-GC19	3.552%	3/10/47	1,150	1,204
5	Citigroup Commercial Mortgage Trust 2014-GC19	4.023%	3/10/47	1,700	1,826
5	Citigroup Commercial Mortgage Trust 2014-GC19	4.345%	3/10/47	1,425	1,536
5	Citigroup Commercial Mortgage Trust 2014-GC21	3.477%	5/10/47	625	651
5	Citigroup Commercial Mortgage Trust 2014-GC21	3.855%	5/10/47	3,025	3,212
5	Citigroup Commercial Mortgage Trust 2014-GC21	4.328%	5/10/47	2,450	2,541
5	Citigroup Commercial Mortgage Trust 2014-GC23	3.622%	7/10/47	3,875	4,041
5	Citigroup Commercial Mortgage Trust 2014-GC25	3.635%	10/10/47	8,525	8,832
5	COBALT CMBS Commercial Mortgage Trust 2007-C2	5.484%	4/15/47	3,019	3,238
5	COBALT CMBS Commercial Mortgage Trust 2007-C3	5.766%	5/15/46	10,454	11,345
5	COMM 2005-C6 Mortgage Trust	5.116%	6/10/44	19,257	19,434
5	COMM 2006-C7 Mortgage Trust	5.756%	6/10/46	17,820	18,652
5	COMM 2006-C7 Mortgage Trust	5.781%	6/10/46	4,025	4,247
5	COMM 2007-C9 Mortgage Trust	5.796%	12/10/49	17,413	19,000
5	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	2,485	2,540
5	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	2,950	3,068
5	COMM 2012-CCRE3 Mortgage Trust	2.822%	10/15/45	5,000	4,990
5,8	COMM 2012-CCRE3 Mortgage Trust	3.416%	10/15/45	3,548	3,606

13

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	5,150	5,140
5 COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	1,500	1,488
5 COMM 2013-CCRE11 Mortgage Trust	3.047%	10/10/46	1,430	1,473
5 COMM 2013-CCRE11 Mortgage Trust	3.660%	10/10/46	1,430	1,505
5 COMM 2013-CCRE11 Mortgage Trust	3.983%	10/10/46	1,910	2,042
5 COMM 2013-CCRE11 Mortgage Trust	4.258%	10/10/46	2,390	2,614
5 COMM 2013-CCRE11 Mortgage Trust	4.715%	10/10/46	1,430	1,576
5 COMM 2013-CCRE12 Mortgage Trust	1.295%	10/10/46	981	976
5 COMM 2013-CCRE12 Mortgage Trust	2.904%	10/10/46	1,700	1,750
5 COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	1,700	1,786
5 COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	2,275	2,398
5 COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	1,700	1,832
5 COMM 2013-CCRE12 Mortgage Trust	4.300%	10/10/46	1,150	1,241
5 COMM 2013-CCRE12 Mortgage Trust	4.762%	10/10/46	575	630
5 COMM 2013-CCRE13 Mortgage Trust	1.259%	11/10/18	689	688
5 COMM 2013-CCRE13 Mortgage Trust	3.039%	12/10/18	875	907
5 COMM 2013-CCRE13 Mortgage Trust	3.706%	10/10/23	575	607
5 COMM 2013-CCRE13 Mortgage Trust	4.194%	11/10/23	5,850	6,364
5 COMM 2013-CCRE13 Mortgage Trust	4.449%	12/10/23	1,750	1,899
5 COMM 2013-CCRE6 Mortgage Trust	3.101%	3/10/46	2,908	2,947
5 COMM 2013-CCRE7 Mortgage Trust	3.213%	3/10/46	2,300	2,346
5 COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	3,262	3,422
5 COMM 2013-CCRE9 Mortgage Trust	4.235%	7/10/45	4,060	4,461
5 COMM 2013-CCRE9 Mortgage Trust	4.210%	8/10/46	1,120	1,222
5 COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	1,680	1,738
5 COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	1,680	1,827
5 COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	4,586	4,595
5 COMM 2013-LC6 Mortgage Trust	3.282%	1/10/46	2,547	2,552
5 COMM 2014-CCRE14 Mortgage Trust	3.147%	2/10/47	2,375	2,458
5 COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	1,775	1,933
5 COMM 2014-CCRE14 Mortgage Trust	4.526%	2/10/47	1,950	2,125
5 COMM 2014-CCRE14 Mortgage Trust	4.610%	2/10/47	1,175	1,286
5 COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	4,124	4,232
5 COMM 2014-CCRE15 Mortgage Trust	3.595%	2/10/47	1,422	1,490
5 COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	2,641	2,851
5 COMM 2014-CCRE15 Mortgage Trust	4.717%	2/10/47	1,320	1,451
5 COMM 2014-CCRE16 Mortgage Trust	3.653%	4/10/47	2,206	2,308
5 COMM 2014-CCRE16 Mortgage Trust	4.278%	4/10/47	2,950	3,162
5 COMM 2014-CCRE19 Mortgage Trust	3.796%	8/10/47	8,400	8,844
5 COMM 2014-CCRE19 Mortgage Trust	4.080%	8/10/47	2,250	2,367
5 COMM 2014-CCRE21 Mortgage Trust	3.095%	12/10/47	4,429	4,559
5 COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	8,575	8,872
5 COMM 2014-CR17 Mortgage Trust	3.012%	5/10/47	2,800	2,886
5 COMM 2014-CR17 Mortgage Trust	3.598%	5/10/47	1,400	1,466
5 COMM 2014-CR17 Mortgage Trust	3.977%	5/10/47	2,225	2,377
5 COMM 2014-CR17 Mortgage Trust	4.377%	5/10/47	1,375	1,452
5 COMM 2014-CR18 Mortgage Trust	3.452%	7/15/47	2,250	2,344
5 COMM 2014-CR18 Mortgage Trust	3.828%	7/15/47	1,400	1,477
5 COMM 2014-CR18 Mortgage Trust	4.103%	7/15/47	1,845	1,961
5 COMM 2014-CR20 Mortgage Trust	3.590%	11/10/47	2,375	2,466
5 COMM 2014-LC15 Mortgage Trust	2.840%	4/10/47	1,675	1,715
5 COMM 2014-LC15 Mortgage Trust	4.006%	4/10/47	3,950	4,228
5 COMM 2014-LC17 Mortgage Trust	3.164%	10/10/47	5,575	5,779
5 COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	2,225	2,370
5 COMM 2014-UBS2 Mortgage Trust	2.820%	3/10/47	1,129	1,156
5 COMM 2014-UBS2 Mortgage Trust	3.472%	3/10/47	981	1,020
5 COMM 2014-UBS2 Mortgage Trust	3.961%	3/10/47	2,533	2,702
5 COMM 2014-UBS2 Mortgage Trust	4.199%	3/10/47	709	755
COMM 2014-UBS2 Mortgage Trust	4.701%	3/10/47	449	485
5 COMM 2014-UBS3 Mortgage Trust	2.844%	6/10/47	1,675	1,720
5 COMM 2014-UBS3 Mortgage Trust	3.819%	6/10/47	4,475	4,724
5 COMM 2014-UBS4 Mortgage Trust	3.694%	8/10/47	5,575	5,782
5 COMM 2014-UBS4 Mortgage Trust	3.968%	8/10/47	2,144	2,210
5 COMM 2014-UBS5 Mortgage Trust	3.838%	9/10/47	6,650	7,013

14

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	COMM 2014-UBS6 Mortgage Trust	2.935%	12/10/47	5,600	5,745
5	COMM 2014-UBS6 Mortgage Trust	3.387%	12/10/47	5,600	5,760
5	COMM 2014-UBS6 Mortgage Trust	3.644%	12/10/47	10,500	10,847
5	COMM 2014-UBS6 Mortgage Trust	4.048%	12/10/47	2,800	2,914
5	Commercial Mortgage Trust 2005-GG5	5.224%	4/10/37	18,908	19,183
5	Commercial Mortgage Trust 2005-GG5	5.277%	4/10/37	4,475	4,592
5	Commercial Mortgage Trust 2006-GG7	5.819%	7/10/38	2,504	2,621
5,8	Commercial Mortgages Lease-Backed Certificates
	Series 2001-CMLB-1	6.746%	6/20/31	863	873
5	Credit Suisse Commercial Mortgage Trust Series 2006-
	C1	5.467%	2/15/39	4,435	4,599
5	Credit Suisse Commercial Mortgage Trust Series 2006-
	C1	5.467%	2/15/39	7,675	7,994
5	Credit Suisse Commercial Mortgage Trust Series 2006-
	C1	5.467%	2/15/39	17,565	18,169
5	Credit Suisse Commercial Mortgage Trust Series 2006-
	C3	5.806%	6/15/38	4,266	4,511
5	Credit Suisse Commercial Mortgage Trust Series 2006-
	C3	5.806%	6/15/38	17,288	18,072
5	Credit Suisse Commercial Mortgage Trust Series 2006-
	C4	5.509%	9/15/39	1,725	1,827
5	Credit Suisse Commercial Mortgage Trust Series 2006-
	C5	5.311%	12/15/39	14,829	15,633
5	Credit Suisse Commercial Mortgage Trust Series 2007-
	C1	5.383%	2/15/40	5,245	5,546
5	Credit Suisse Commercial Mortgage Trust Series 2007-
	C3	5.702%	6/15/39	16,324	17,390
5	CSFB Commercial Mortgage Trust 2005-C1	5.075%	2/15/38	4,239	4,249
5	CSFB Commercial Mortgage Trust 2005-C4	5.190%	8/15/38	3,400	3,450
5	CSFB Commercial Mortgage Trust 2005-C5	5.100%	8/15/38	1,565	1,600
5	CSFB Commercial Mortgage Trust 2005-C5	5.100%	8/15/38	12,455	12,553
5	CSFB Commercial Mortgage Trust 2005-C6	5.230%	12/15/40	3,290	3,360
5	Discover Card Execution Note Trust 2007-A1	5.650%	3/16/20	14,891	16,484
5	Discover Card Execution Note Trust 2014-A3	1.220%	10/15/19	6,925	6,926
5	Discover Card Execution Note Trust 2014-A5	1.390%	4/15/20	16,025	16,011
4,5	Fannie Mae-Aces 2012-M9	1.553%	4/25/22	1,516	1,499
4,5	Fannie Mae-Aces 2013-M12	2.385%	3/25/23	15,246	15,146
4,5	Fannie Mae-Aces 2013-M14	2.505%	4/25/23	15,822	15,672
4,5	Fannie Mae-Aces 2013-M14	3.329%	10/25/23	16,575	17,219
4,5	Fannie Mae-Aces 2013-M4	2.608%	3/25/22	1,000	1,006
4,5	Fannie Mae-Aces 2013-M7	2.280%	12/27/22	5,600	5,441
4,5	Fannie Mae-Aces 2014-M1	2.323%	11/25/18	22,180	22,513
4,5	Fannie Mae-Aces 2014-M1	3.373%	7/25/23	21,800	22,716
4,5	Fannie Mae-Aces 2014-M12	2.614%	10/25/21	16,850	17,027
4,5	Fannie Mae-Aces 2014-M13	1.637%	11/25/17	2,950	2,963
4,5	Fannie Mae-Aces 2014-M13	2.566%	8/25/24	2,544	2,568
4,5	Fannie Mae-Aces 2014-M13	3.021%	8/25/24	6,750	6,885
4,5	Fannie Mae-Aces 2014-M2	1.916%	6/25/21	6,808	6,864
4,5	Fannie Mae-Aces 2014-M2	3.513%	12/25/23	16,360	17,289
4,5	Fannie Mae-Aces 2014-M3	2.613%	1/25/24	6,487	6,595
4,5	Fannie Mae-Aces 2014-M3	3.477%	1/25/24	7,825	8,258
4,5	Fannie Mae-Aces 2014-M4	3.346%	3/25/24	8,175	8,554
4,5	Fannie Mae-Aces 2014-M6	2.679%	5/25/21	19,665	19,690
4,5	Fannie Mae-Aces 2014-M7	3.557%	6/25/24	16,642	17,431
4,5	Fannie Mae-Aces 2014-M8	2.346%	6/25/24	2,702	2,714
4,5	Fannie Mae-Aces 2014-M8	3.056%	6/25/24	8,325	8,448
4,5	Fannie Mae-Aces 2014-M9	1.462%	4/25/17	13,975	14,033
4,5	Fannie Mae-Aces 2014-M9	3.103%	7/25/24	10,459	10,705
	Federal Housing Administration	7.430%	10/1/20	1	1
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K010	2.412%	8/25/18	3,650	3,723
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K010	3.320%	7/25/20	13,949	14,627

15

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K014	3.871%	4/25/21	6,775	7,336
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K017	2.873%	12/25/21	18,650	19,182
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K019	2.272%	3/25/22	7,835	7,707
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K020	2.373%	5/25/22	19,300	19,154
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K021	2.396%	6/25/22	11,840	11,769
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K021	3.490%	1/25/24	675	720
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K022	2.355%	7/25/22	795	788
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K026	2.510%	11/25/22	16,600	16,472
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K027	2.637%	1/25/23	16,625	16,672
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K028	3.111%	2/25/23	23,925	24,838
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K029	3.320%	2/25/23	16,425	17,303
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K030	2.779%	9/25/22	15,247	15,702
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K030	3.250%	4/25/23	16,425	17,210
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K031	3.300%	4/25/23	16,400	17,235
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K032	3.016%	2/25/23	15,831	16,521
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K032	3.310%	5/25/23	16,400	17,272
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K033	2.871%	2/25/23	14,304	14,790
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K033	3.060%	7/25/23	17,750	18,305
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K034	3.531%	7/25/23	15,354	16,396
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K035	3.458%	8/25/23	18,375	19,525
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K036	3.527%	10/25/23	17,403	18,584
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K038	2.604%	10/25/23	5,467	5,607
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K038	3.389%	3/25/24	19,100	20,185
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K039	2.683%	12/25/23	3,870	3,982
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K039	3.303%	7/25/24	10,850	11,408
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K040	2.768%	4/25/24	5,784	5,940
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K040	3.241%	9/25/24	14,400	15,054
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K041	3.171%	10/25/24	14,025	14,551
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K702	3.154%	2/25/18	23,786	24,777
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K706	2.323%	10/25/18	5,700	5,791
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K710	1.883%	5/25/19	1,475	1,472
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K711	1.730%	7/25/19	3,025	2,992

16

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K714	3.034%	10/25/20	7,205	7,490
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K716	2.413%	1/25/21	3,842	3,937
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K716	3.130%	6/25/21	13,700	14,307
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K717	2.991%	9/25/21	11,200	11,537
4,5	FHLMC Multifamily Structured Pass Through
	Certificates_K005	3.484%	4/25/19	12,127	12,636
4,5	FHLMC Multifamily Structured Pass Through
	Certificates_K006-A1	3.398%	7/25/19	8,920	9,389
4,5	FHLMC Multifamily Structured Pass Through
	Certificates_K007-A1	3.342%	12/25/19	6,766	7,055
4,5	FHLMC Multifamily Structured Pass Through
	Certificates_K009-A1	2.757%	5/25/20	11,745	12,086
4,5	FHLMC Multifamily Structured Pass Through
	Certificates_K503	1.384%	1/25/19	8,502	8,457
4,5	FHLMC Multifamily Structured Pass Through
	Certificates_K503	2.456%	8/25/19	17,225	17,613
4,5	FHLMC Multifamily Structured Pass Through
	Certificates_K708-A1	1.670%	10/25/18	3,568	3,600
4,5	FHLMC Multifamily Structured Pass Through
	Certificates_K711-A1	1.321%	12/25/18	13,006	13,019
4,5	FHLMC Multifamily Structures Pass Through
	Certificates_FHMS-K715	2.856%	1/25/21	6,150	6,338
5	Fifth Third Auto 2014-1	0.680%	4/16/18	3,400	3,395
5	Fifth Third Auto 2014-1	1.140%	10/15/20	2,370	2,365
5	Fifth Third Auto 2014-2	0.890%	11/15/18	2,250	2,247
5	Fifth Third Auto 2014-2	1.380%	12/15/20	1,425	1,423
5	Ford Credit Auto Lease Trust 2013-B	0.760%	9/15/16	1,200	1,200
5	Ford Credit Auto Lease Trust 2013-B	0.960%	10/15/16	850	851
5	Ford Credit Auto Lease Trust 2014-A	0.680%	4/15/17	2,225	2,211
5	Ford Credit Auto Lease Trust 2014-A	0.900%	6/15/17	850	845
5	Ford Credit Auto Lease Trust 2014-A	1.160%	8/15/17	1,575	1,568
5	Ford Credit Auto Lease Trust 2014-B	0.890%	9/15/17	2,950	2,927
5	Ford Credit Auto Owner Trust 2011-A	1.650%	5/15/16	176	176
5	Ford Credit Auto Owner Trust 2012-A	1.150%	6/15/17	6,825	6,844
5	Ford Credit Auto Owner Trust 2012-B	0.720%	12/15/16	265	265
5	Ford Credit Auto Owner Trust 2013-A	0.550%	7/15/17	3,327	3,330
5	Ford Credit Auto Owner Trust 2013-B	0.570%	10/15/17	2,727	2,729
5	Ford Credit Auto Owner Trust 2013-B	0.760%	8/15/18	1,500	1,492
5	Ford Credit Auto Owner Trust 2013-C	0.820%	12/15/17	3,539	3,547
5	Ford Credit Auto Owner Trust 2013-C	1.250%	10/15/18	1,180	1,184
5	Ford Credit Auto Owner Trust 2013-D	0.670%	4/15/18	3,400	3,400
5	Ford Credit Auto Owner Trust 2013-D	1.110%	2/15/19	550	546
5	Ford Credit Auto Owner Trust 2014-A	0.790%	5/15/18	3,150	3,147
5	Ford Credit Auto Owner Trust 2014-A	1.290%	4/15/19	600	598
5	Ford Credit Auto Owner Trust 2014-B	0.900%	10/15/18	4,900	4,900
5	Ford Credit Auto Owner Trust 2014-B	1.420%	8/15/19	850	851
5	Ford Credit Floorplan Master Owner Trust A Series
	2013-5	1.500%	9/15/18	4,675	4,705
5	Ford Credit Floorplan Master Owner Trust A Series
	2014-1	1.200%	2/15/19	5,400	5,386
5	Ford Credit Floorplan Master Owner Trust A Series
	2014-4	1.400%	8/15/19	11,200	11,182
5	GE Capital Credit Card Master Note Trust Series 2012-7	1.760%	9/15/22	6,545	6,445
5	GE Commercial Mortgage Corp. Series 2005-C3 Trust	4.974%	7/10/45	9,275	9,395
5	GE Commercial Mortgage Corp. Series 2005-C4 Trust	5.312%	11/10/45	7,048	7,270
5	GE Commercial Mortgage Corp. Series 2006-C1 Trust	5.274%	3/10/44	6,675	7,018
5	GE Commercial Mortgage Corp. Series 2006-C1 Trust	5.274%	3/10/44	21,185	21,806
5	GE Commercial Mortgage Corp. Series 2007-C1 Trust	5.543%	12/10/49	5,925	6,269

17

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 GMAC Commercial Mortgage Securities Inc. Series
2005-C1 Trust	4.754%	5/10/43	1,650	1,666
5 GS Mortgage Securities Trust 2006-GG6	5.553%	4/10/38	13,665	14,029
5 GS Mortgage Securities Trust 2006-GG6	5.553%	4/10/38	4,750	4,939
5 GS Mortgage Securities Trust 2007-GG10	5.796%	8/10/45	5,530	5,980
5 GS Mortgage Securities Trust 2011-GC5	3.707%	8/10/44	3,220	3,414
5 GS Mortgage Securities Trust 2012-GC6	3.482%	1/10/45	12,500	13,071
5 GS Mortgage Securities Trust 2012-GCJ7	3.377%	5/10/45	7,475	7,761
5 GS Mortgage Securities Trust 2012-GCJ9	2.773%	11/10/45	5,530	5,493
5 GS Mortgage Securities Trust 2013-GC10	2.943%	2/10/46	4,077	4,084
5 GS Mortgage Securities Trust 2013-GC10	3.279%	2/10/46	1,529	1,530
5 GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	5,682	5,753
GS Mortgage Securities Trust 2013-GCJ12	3.375%	6/10/46	1,792	1,814
5 GS Mortgage Securities Trust 2013-GCJ14	2.995%	8/10/46	2,055	2,120
5 GS Mortgage Securities Trust 2013-GCJ14	3.817%	8/10/46	1,470	1,557
5 GS Mortgage Securities Trust 2013-GCJ14	4.243%	8/10/46	7,350	8,027
5 GS Mortgage Securities Trust 2013-GCJ16	3.033%	11/10/46	2,600	2,696
5 GS Mortgage Securities Trust 2013-GCJ16	3.813%	11/10/46	1,100	1,165
5 GS Mortgage Securities Trust 2013-GCJ16	4.271%	11/10/46	1,525	1,666
5 GS Mortgage Securities Trust 2014-GC18	1.298%	1/10/47	2,732	2,728
5 GS Mortgage Securities Trust 2014-GC18	4.074%	1/10/47	5,950	6,361
5 GS Mortgage Securities Trust 2014-GC18	4.383%	1/10/47	1,975	2,119
5 GS Mortgage Securities Trust 2014-GC18	3.467%	6/10/47	2,225	2,311
5 GS Mortgage Securities Trust 2014-GC18	3.516%	6/10/47	500	519
5 GS Mortgage Securities Trust 2014-GC18	3.862%	6/10/47	1,950	2,062
5 GS Mortgage Securities Trust 2014-GC24	3.931%	9/10/47	6,125	6,532
5 GS Mortgage Securities Trust 2014-GC24	4.507%	9/10/47	1,675	1,792
5 GS Mortgage Securities Trust 2014-GC26	2.902%	11/10/47	1,850	1,893
5 GS Mortgage Securities Trust 2014-GC26	3.365%	11/10/47	3,400	3,504
5 GS Mortgage Securities Trust 2014-GC26	3.629%	11/10/47	11,200	11,632
5 GS Mortgage Securities Trust 2014-GC26	3.964%	11/10/47	2,000	2,087
5 GS Mortgage Securities Trust 2014-GC26	4.215%	11/10/47	1,700	1,775
5 Honda Auto Receivables 2012-1 Owner Trust	0.970%	4/16/18	1,025	1,026
5 Honda Auto Receivables 2012-4 Owner Trust	0.660%	12/18/18	5,500	5,504
5 Honda Auto Receivables 2013-1 Owner Trust	0.480%	11/21/16	4,197	4,199
5 Honda Auto Receivables 2013-1 Owner Trust	0.620%	3/21/19	4,802	4,800
5 Honda Auto Receivables 2013-2 Owner Trust	0.530%	2/16/17	1,718	1,719
5 Honda Auto Receivables 2013-2 Owner Trust	0.660%	6/17/19	1,718	1,710
5 Honda Auto Receivables 2013-4 Owner Trust	0.690%	9/18/17	1,975	1,974
5 Honda Auto Receivables 2013-4 Owner Trust	1.040%	2/18/20	1,650	1,643
5 Honda Auto Receivables 2014-1 Owner Trust	0.670%	11/21/17	3,413	3,404
5 Honda Auto Receivables 2014-1 Owner Trust	1.040%	2/21/20	1,707	1,701
5 Honda Auto Receivables 2014-2 Owner Trust	0.770%	3/19/18	2,475	2,471
5 Honda Auto Receivables 2014-2 Owner Trust	1.180%	5/18/20	1,375	1,371
5 Honda Auto Receivables 2014-3 Owner Trust	0.880%	6/15/18	4,900	4,883
5 Honda Auto Receivables 2014-3 Owner Trust	1.310%	10/15/20	2,800	2,780
5 Hyundai Auto Receivables Trust 2012-C	0.730%	6/15/18	2,575	2,573
5 Hyundai Auto Receivables Trust 2013-A	0.560%	7/17/17	2,470	2,471
5 Hyundai Auto Receivables Trust 2013-A	0.750%	9/17/18	5,096	5,093
5 Hyundai Auto Receivables Trust 2013-B	0.710%	9/15/17	4,800	4,805
5 Hyundai Auto Receivables Trust 2013-B	1.010%	2/15/19	2,400	2,402
5 Hyundai Auto Receivables Trust 2013-C	1.010%	2/15/18	10,930	10,970
5 Hyundai Auto Receivables Trust 2013-C	1.550%	3/15/19	2,890	2,918
5 Hyundai Auto Receivables Trust 2014-A	0.790%	7/16/18	2,520	2,517
5 Hyundai Auto Receivables Trust 2014-B	0.900%	12/17/18	5,500	5,490
5 Hyundai Auto Receivables Trust 2014-B	1.460%	11/15/19	1,370	1,368
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2005-CIBC11	5.402%	8/12/37	2,000	2,011
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2005-CIBC13	5.284%	1/12/43	1,750	1,801
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2005-LDP2	4.738%	7/15/42	940	949
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2005-LDP2	4.780%	7/15/42	2,375	2,399

18

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2005-LDP4	4.918%	10/15/42	10,957	11,173
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2005-LDP5	5.236%	12/15/44	6,548	6,672
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2005-LDP5	5.278%	12/15/44	4,250	4,388
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2005-LDP5	5.357%	12/15/44	1,390	1,437
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2006-CB17	5.429%	12/12/43	1,706	1,793
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2006-CIBC14	5.433%	12/12/44	3,300	3,425
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2006-CIBC16	5.593%	5/12/45	7,121	7,572
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2006-LDP6	5.475%	4/15/43	3,572	3,692
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2006-LDP7	5.865%	4/15/45	19,218	20,041
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2006-LDP7	5.865%	4/15/45	3,300	3,495
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2006-LDP8	5.440%	5/15/45	4,525	4,794
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2007-CIBC18	5.440%	6/12/47	10,273	10,957
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2007-CIBC20	5.794%	2/12/51	28,300	30,524
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2007-CIBC20	5.877%	2/12/51	3,350	3,689
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2007-LDP11	5.787%	6/15/49	8,035	8,618
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2007-LDP12	5.882%	2/15/51	13,170	14,340
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2012-C6	3.507%	5/15/45	9,250	9,666
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2012-C8	2.829%	10/15/45	6,675	6,669
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2012-CIBX	3.483%	6/15/45	7,490	7,829
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2012-LC9	2.840%	12/15/47	3,750	3,739
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2013-C10	3.143%	12/15/47	2,314	2,352
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2013-C10	3.372%	12/15/47	1,735	1,758
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2013-C16	3.674%	12/15/46	1,600	1,688
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2013-C16	3.881%	12/15/46	2,300	2,443
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2013-C16	4.166%	12/15/46	3,100	3,366
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2013-C16	4.517%	12/15/46	1,600	1,745
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2013-C16	4.944%	12/15/46	1,600	1,774
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2013-LC11	2.960%	4/15/46	2,678	2,681
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2014-C20	2.872%	7/15/47	2,250	2,301
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2014-C20	3.805%	7/15/47	850	897
5 JPMBB Commercial Mortgage Securities Trust 2013-
C12	3.664%	7/15/45	1,776	1,867
5 JPMBB Commercial Mortgage Securities Trust 2013-
C12	4.026%	7/15/45	1,184	1,260

19

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 JPMBB Commercial Mortgage Securities Trust 2013-
C14	3.761%	8/15/46	1,680	1,779
5 JPMBB Commercial Mortgage Securities Trust 2013-
C14	4.133%	8/15/46	4,470	4,849
5 JPMBB Commercial Mortgage Securities Trust 2013-
C14	4.409%	8/15/46	1,260	1,366
5 JPMBB Commercial Mortgage Securities Trust 2013-
C15	1.233%	11/15/45	857	856
5 JPMBB Commercial Mortgage Securities Trust 2013-
C15	2.977%	11/15/45	4,200	4,330
5 JPMBB Commercial Mortgage Securities Trust 2013-
C15	3.659%	11/15/45	420	443
5 JPMBB Commercial Mortgage Securities Trust 2013-
C15	4.131%	11/15/45	2,940	3,188
5 JPMBB Commercial Mortgage Securities Trust 2013-
C15	4.420%	11/15/45	1,680	1,822
5 JPMBB Commercial Mortgage Securities Trust 2013-
C17	3.003%	1/15/47	2,200	2,268
5 JPMBB Commercial Mortgage Securities Trust 2013-
C17	3.705%	1/15/47	1,650	1,741
5 JPMBB Commercial Mortgage Securities Trust 2013-
C17	4.199%	1/15/47	5,500	5,983
5 JPMBB Commercial Mortgage Securities Trust 2013-
C17	4.458%	1/15/47	1,100	1,193
5 JPMBB Commercial Mortgage Securities Trust 2013-
C17	4.887%	1/15/47	1,650	1,820
5 JPMBB Commercial Mortgage Securities Trust 2014-
C18	4.079%	2/15/47	5,990	6,457
5 JPMBB Commercial Mortgage Securities Trust 2014-
C18	4.439%	2/15/47	1,173	1,270
5 JPMBB Commercial Mortgage Securities Trust 2014-
C18	4.809%	2/15/47	1,422	1,558
5 JPMBB Commercial Mortgage Securities Trust 2014-
C19	3.046%	4/15/47	2,225	2,293
5 JPMBB Commercial Mortgage Securities Trust 2014-
C19	3.669%	4/15/47	2,800	2,936
5 JPMBB Commercial Mortgage Securities Trust 2014-
C19	3.997%	4/15/47	2,800	2,998
5 JPMBB Commercial Mortgage Securities Trust 2014-
C19	4.243%	4/15/47	2,225	2,374
5 JPMBB Commercial Mortgage Securities Trust 2014-
C19	4.110%	9/15/47	2,225	2,332
5 JPMBB Commercial Mortgage Securities Trust 2014-
C21	3.428%	8/15/47	1,411	1,462
5 JPMBB Commercial Mortgage Securities Trust 2014-
C21	3.775%	8/15/47	1,375	1,447
5 JPMBB Commercial Mortgage Securities Trust 2014-
C21	3.997%	8/15/47	850	889
5 JPMBB Commercial Mortgage Securities Trust 2014-
C22	3.801%	9/15/47	8,325	8,771
5 JPMBB Commercial Mortgage Securities Trust 2014-
C23	3.934%	9/15/47	4,175	4,444
5 JPMBB Commercial Mortgage Securities Trust 2014-
C23	4.202%	9/15/47	2,462	2,613
5 JPMBB Commercial Mortgage Securities Trust 2014-
C24	2.940%	11/15/47	2,850	2,915
5 JPMBB Commercial Mortgage Securities Trust 2014-
C24	3.639%	11/15/47	2,275	2,366
5 JPMBB Commercial Mortgage Securities Trust 2014-
C24	3.914%	11/15/47	4,125	4,279
5 JPMBB Commercial Mortgage Securities Trust 2014-
C25	3.672%	11/15/47	9,975	10,417
5 JPMBB Commercial Mortgage Securities Trust 2014-
C25	4.065%	11/15/47	2,775	2,909

20

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 JPMBB Commercial Mortgage Securities Trust 2014-
C26	3.019%	1/15/48	5,725	5,881
5 JPMBB Commercial Mortgage Securities Trust 2014-
C26	3.494%	1/15/48	8,450	8,689
5 JPMBB Commercial Mortgage Securities Trust 2014-
C26	3.800%	1/15/48	2,875	2,952
5 JPMBB Commercial Mortgage Securities Trust 2014-
C26	3.951%	1/15/48	2,875	2,949
5 LB Commercial Mortgage Trust 2007-C3	5.903%	7/15/44	660	713
5 LB-UBS Commercial Mortgage Trust 2005-C2	5.150%	4/15/30	2,451	2,457
5 LB-UBS Commercial Mortgage Trust 2005-C5	5.057%	9/15/40	1,625	1,655
5 LB-UBS Commercial Mortgage Trust 2005-C7	5.197%	11/15/30	15,997	16,137
5 LB-UBS Commercial Mortgage Trust 2006-C1	5.217%	2/15/31	4,599	4,764
5 LB-UBS Commercial Mortgage Trust 2006-C3	5.661%	3/15/39	25,319	26,273
5 LB-UBS Commercial Mortgage Trust 2006-C4	5.833%	6/15/38	9,488	9,961
5 LB-UBS Commercial Mortgage Trust 2006-C6	5.372%	9/15/39	13,351	14,075
5 LB-UBS Commercial Mortgage Trust 2006-C6	5.413%	9/15/39	1,175	1,247
5 LB-UBS Commercial Mortgage Trust 2006-C7	5.347%	11/15/38	3,838	4,092
5 LB-UBS Commercial Mortgage Trust 2006-C7	5.378%	11/15/38	3,125	3,309
5 LB-UBS Commercial Mortgage Trust 2007-C1	5.424%	2/15/40	5,488	5,855
5 LB-UBS Commercial Mortgage Trust 2007-C2	5.430%	2/15/40	10,313	11,042
5 LB-UBS Commercial Mortgage Trust 2007-C7	5.866%	9/15/45	13,239	14,560
5 LB-UBS Commercial Mortgage Trust 2008-C1	6.154%	4/15/41	22,075	24,365
5 Mercedes-Benz Auto Lease Trust 2013-B	0.760%	7/15/19	550	548
5 Mercedes-Benz Auto Lease Trust 2014-A	0.900%	12/16/19	3,925	3,888
5 Mercedes-Benz Auto Receivables Trust 2013-1	0.780%	8/15/17	1,180	1,185
5 Mercedes-Benz Auto Receivables Trust 2013-1	1.130%	11/15/19	1,180	1,181
5 Mercedes-Benz Auto Receivables Trust 2014-1	0.870%	10/15/18	2,725	2,717
5 Mercedes-Benz Auto Receivables Trust 2014-1	1.310%	11/16/20	825	823
5 Merrill Lynch Mortgage Trust 2005-CIP1	5.107%	7/12/38	1,915	1,946
5 Merrill Lynch Mortgage Trust 2005-LC1	5.291%	1/12/44	18,472	18,952
5 Merrill Lynch Mortgage Trust 2005-MCP1	4.747%	6/12/43	1,597	1,609
5 Merrill Lynch Mortgage Trust 2006-C1	5.677%	5/12/39	14,050	14,634
5 Merrill Lynch Mortgage Trust 2006-C1	5.677%	5/12/39	1,825	1,911
5 Merrill Lynch Mortgage Trust 2006-C2	5.782%	8/12/43	2,865	3,043
5 Merrill Lynch Mortgage Trust 2007-C1	5.835%	6/12/50	24,868	26,954
5 Merrill Lynch Mortgage Trust 2008-C1	5.690%	2/12/51	15,549	16,968
5 ML-CFC Commercial Mortgage Trust 2006-2	5.869%	6/12/46	20,426	21,384
5 ML-CFC Commercial Mortgage Trust 2006-3	5.456%	7/12/46	3,660	3,884
5 ML-CFC Commercial Mortgage Trust 2006-4	5.204%	12/12/49	2,496	2,660
5 ML-CFC Commercial Mortgage Trust 2007-5	5.378%	8/12/48	14,225	15,121
5 ML-CFC Commercial Mortgage Trust 2007-8	5.845%	8/12/49	36	36
5 ML-CFC Commercial Mortgage Trust 2007-9	5.700%	9/12/49	14,675	15,919
5 Morgan Stanley Bank of America Merrill Lynch Trust
2012-C5	3.176%	8/15/45	3,025	3,086
5 Morgan Stanley Bank of America Merrill Lynch Trust
2012-C6	2.858%	11/15/45	3,000	3,004
5 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C10	4.083%	7/15/46	8,000	8,674
5 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C11	4.217%	8/15/46	1,680	1,833
5 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C11	4.417%	8/15/46	840	914
5 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C12	3.001%	10/15/46	2,340	2,413
5 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C12	4.259%	10/15/46	3,915	4,277
5 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C13	2.936%	11/15/46	1,750	1,802
5 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C13	4.039%	11/15/46	3,500	3,764
5 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C13	4.743%	11/15/46	1,750	1,891

21

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C7	2.918%	2/15/46	3,011	3,015
5 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C7	3.214%	2/15/46	599	601
5 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C8	3.134%	12/15/48	3,475	3,527
5 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C8	3.376%	12/15/48	1,800	1,819
5 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C9	3.102%	5/15/46	2,475	2,498
5 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C9	3.456%	5/15/46	1,800	1,831
5 Morgan Stanley Bank of America Merrill Lynch Trust
2014 C19	3.101%	12/15/47	5,700	5,873
5 Morgan Stanley Bank of America Merrill Lynch Trust
2014 C19	3.326%	12/15/47	3,025	3,123
5 Morgan Stanley Bank of America Merrill Lynch Trust
2014 C19	3.526%	12/15/47	4,450	4,613
5 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C14	1.250%	2/15/47	1,440	1,436
5 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C14	2.916%	2/15/47	2,200	2,255
5 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C14	3.669%	2/15/47	4,475	4,679
5 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C14	4.064%	2/15/47	4,475	4,811
5 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C14	4.644%	2/15/47	1,600	1,744
5 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C16	2.849%	6/15/47	850	867
5 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C16	3.477%	6/15/47	1,125	1,170
5 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C16	3.892%	6/15/47	4,200	4,463
5 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C16	4.325%	6/15/47	1,675	1,766
5 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C18	3.194%	10/15/47	5,000	5,187
5 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C18	3.923%	10/15/47	1,400	1,488
5 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C18	4.446%	10/15/47	1,675	1,764
5 Morgan Stanley Capital I Trust 2005-HQ6	4.989%	8/13/42	25,014	25,240
5 Morgan Stanley Capital I Trust 2005-HQ6	5.073%	8/13/42	3,730	3,774
5 Morgan Stanley Capital I Trust 2005-HQ7	5.206%	11/14/42	12,815	13,006
5 Morgan Stanley Capital I Trust 2005-IQ10	5.230%	9/15/42	16,681	16,962
5 Morgan Stanley Capital I Trust 2005-IQ9	4.770%	7/15/56	3,295	3,300
5 Morgan Stanley Capital I Trust 2005-TOP17	4.840%	12/13/41	742	743
5 Morgan Stanley Capital I Trust 2005-TOP19	4.985%	6/12/47	3,115	3,149
5 Morgan Stanley Capital I Trust 2006-HQ10	5.328%	11/12/41	5,729	6,011
5 Morgan Stanley Capital I Trust 2006-HQ10	5.360%	11/12/41	7,400	7,869
5 Morgan Stanley Capital I Trust 2006-HQ8	5.412%	3/12/44	19,356	19,888
5 Morgan Stanley Capital I Trust 2006-HQ8	5.461%	3/12/44	4,875	5,081
5 Morgan Stanley Capital I Trust 2006-HQ9	5.773%	7/12/44	4,596	4,879
5 Morgan Stanley Capital I Trust 2006-HQ9	5.793%	7/12/44	4,100	4,306
5 Morgan Stanley Capital I Trust 2006-IQ11	5.656%	10/15/42	6,717	6,902
5 Morgan Stanley Capital I Trust 2006-IQ11	5.660%	10/15/42	4,325	4,489
5 Morgan Stanley Capital I Trust 2006-IQ11	5.660%	10/15/42	700	738
5 Morgan Stanley Capital I Trust 2006-IQ12	5.332%	12/15/43	10,725	11,335
5 Morgan Stanley Capital I Trust 2006-IQ12	5.370%	12/15/43	1,960	2,068
5 Morgan Stanley Capital I Trust 2006-T23	5.809%	8/12/41	2,290	2,407
5 Morgan Stanley Capital I Trust 2006-TOP21	5.204%	10/12/52	6,200	6,414
5 Morgan Stanley Capital I Trust 2006-TOP23	5.809%	8/12/41	2,175	2,321
5 Morgan Stanley Capital I Trust 2007-IQ14	5.654%	4/15/49	860	876

22

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 Morgan Stanley Capital I Trust 2007-IQ14	5.692%	4/15/49	14,295	15,374
5 Morgan Stanley Capital I Trust 2007-IQ16	5.809%	12/12/49	13,426	14,582
5 Morgan Stanley Capital I Trust 2007-IQ16	6.083%	12/12/49	4,675	5,157
5 Morgan Stanley Capital I Trust 2007-TOP25	5.514%	11/12/49	2,353	2,505
5 Morgan Stanley Capital I Trust 2007-TOP25	5.544%	11/12/49	4,525	4,804
5 Morgan Stanley Capital I Trust 2007-TOP27	5.651%	6/11/42	5,075	5,501
5 Morgan Stanley Capital I Trust 2007-TOP27	5.651%	6/11/42	20,815	22,630
5 Morgan Stanley Capital I Trust 2008-TOP29	6.278%	1/11/43	22,205	24,687
5 Morgan Stanley Capital I Trust 2012-C4	3.244%	3/15/45	7,000	7,183
5 Nissan Auto Lease Trust 2014-B	1.120%	9/15/17	1,700	1,697
5 Nissan Auto Receivables 2012-B Owner Trust	0.660%	12/17/18	4,945	4,951
5 Nissan Auto Receivables 2013-A Owner Trust	0.500%	5/15/17	3,894	3,897
5 Nissan Auto Receivables 2013-A Owner Trust	0.750%	7/15/19	10,750	10,709
5 Nissan Auto Receivables 2013-B Owner Trust	0.840%	11/15/17	2,360	2,367
5 Nissan Auto Receivables 2013-B Owner Trust	1.310%	10/15/19	1,770	1,775
5 Nissan Auto Receivables 2013-C Owner Trust	0.670%	8/15/18	2,800	2,796
5 Nissan Auto Receivables 2013-C Owner Trust	1.300%	6/15/20	1,600	1,599
5 Nissan Auto Receivables 2014-A Owner Trust	0.720%	8/15/18	1,975	1,969
5 Nissan Auto Receivables 2014-A Owner Trust	1.340%	8/17/20	2,250	2,242
5 Nissan Auto Receivables 2014-B Owner Trust	1.110%	5/15/19	2,800	2,794
5 PSE&G Transition Funding LLC Series 2001-1	6.890%	12/15/17	19,691	20,416
8 Royal Bank of Canada	3.125%	4/14/15	9,325	9,387
5 Royal Bank of Canada	0.625%	12/5/16	9,100	9,104
5 Royal Bank of Canada	1.200%	9/19/18	11,315	11,248
5 Royal Bank of Canada	2.000%	10/1/19	20,000	20,121
5 Santander Drive Auto Receivables Trust 2013-1	0.620%	6/15/17	1,919	1,919
5 Santander Drive Auto Receivables Trust 2013-2	0.700%	9/15/17	3,237	3,238
5 Santander Drive Auto Receivables Trust 2013-3	0.700%	10/16/17	2,730	2,731
5 Santander Drive Auto Receivables Trust 2013-4	1.110%	12/15/17	1,690	1,692
5 Santander Drive Auto Receivables Trust 2013-4	0.870%	1/16/18	1,250	1,251
5 Santander Drive Auto Receivables Trust 2013-4	1.590%	10/15/18	2,600	2,606
5 Santander Drive Auto Receivables Trust 2014-2	0.800%	4/16/18	1,375	1,374
5 Santander Drive Auto Receivables Trust 2014-3	0.810%	7/16/18	850	849
5 Santander Drive Auto Receivables Trust 2014-4	1.080%	9/17/18	2,800	2,801
5 Synchrony Credit Card Master Note Trust 2014-1	1.610%	11/15/20	3,325	3,322
5 TIAA Seasoned Commercial Mortgage Trust 2007-C4	5.560%	8/15/39	3,285	3,345
5 Toyota Auto Receivables 2012-A Owner Trust	0.990%	8/15/17	10,815	10,849
5 Toyota Auto Receivables 2013-A Owner Trust	0.550%	1/17/17	1,074	1,074
5 Toyota Auto Receivables 2013-A Owner Trust	0.690%	11/15/18	1,625	1,619
5 Toyota Auto Receivables 2014-A Owner Trust	0.670%	12/15/17	3,825	3,816
5 Toyota Auto Receivables 2014-A Owner Trust	1.180%	6/17/19	1,250	1,247
5 Toyota Auto Receivables 2014-B Owner Trust	0.760%	3/15/18	1,400	1,398
5 Toyota Auto Receivables 2014-B Owner Trust	1.310%	9/16/19	1,125	1,123
5 UBS-Barclays Commercial Mortgage Trust 2013-C5	3.185%	3/10/46	4,636	4,693
5 UBS-Barclays Commercial Mortgage Trust 2013-C6	3.244%	4/10/46	2,875	2,925
5 UBS-Barclays Commercial Mortgage Trust 2013-C6	3.469%	4/10/46	1,150	1,159
5 USAA Auto Owner Trust 2014-1	0.580%	12/15/17	1,675	1,664
5 USAA Auto Owner Trust 2014-1	0.940%	5/15/19	1,150	1,144
5 Volkswagen Auto Lease Trust	0.800%	4/20/17	1,120	1,110
5 Volkswagen Auto Lease Trust	0.990%	7/20/18	1,120	1,113
5 Volkswagen Auto Loan Enhanced Trust 2012-1	1.150%	7/20/18	12,366	12,416
5 Volkswagen Auto Loan Enhanced Trust 2013-2	0.700%	4/20/18	1,750	1,741
5 Volkswagen Auto Loan Enhanced Trust 2013-2	1.160%	3/20/20	875	863
5 Volkswagen Auto Loan Enhanced Trust 2014-1	0.910%	10/22/18	3,325	3,321
5 Volkswagen Auto Loan Enhanced Trust 2014-1	1.450%	9/21/20	2,775	2,775
5 Volkswagen Auto Loan Enhanced Trust 2014-2	0.950%	4/22/19	8,450	8,409
5 Volkswagen Auto Loan Enhanced Trust 2014-2	1.390%	5/20/21	2,850	2,826
5 Wachovia Bank Commercial Mortgage Trust Series
2005-C17	5.224%	3/15/42	1,700	1,703
5 Wachovia Bank Commercial Mortgage Trust Series
2005-C19	4.699%	5/15/44	9,371	9,470
5 Wachovia Bank Commercial Mortgage Trust Series
2005-C19	4.750%	5/15/44	1,480	1,500

23

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 Wachovia Bank Commercial Mortgage Trust Series
2005-C19	4.793%	5/15/44	3,325	3,353
5 Wachovia Bank Commercial Mortgage Trust Series
2005-C20	5.118%	7/15/42	5,665	5,700
5 Wachovia Bank Commercial Mortgage Trust Series
2005-C21	5.242%	10/15/44	16,533	16,777
5 Wachovia Bank Commercial Mortgage Trust Series
2005-C21	5.242%	10/15/44	1,340	1,372
5 Wachovia Bank Commercial Mortgage Trust Series
2005-C22	5.269%	12/15/44	20,800	21,280
5 Wachovia Bank Commercial Mortgage Trust Series
2005-C22	5.319%	12/15/44	790	812
5 Wachovia Bank Commercial Mortgage Trust Series
2006-C25	5.723%	5/15/43	13,364	13,884
5 Wachovia Bank Commercial Mortgage Trust Series
2006-C26	5.969%	6/15/45	1,300	1,374
5 Wachovia Bank Commercial Mortgage Trust Series
2006-C27	5.765%	7/15/45	8,634	9,043
5 Wachovia Bank Commercial Mortgage Trust Series
2006-C29	5.339%	11/15/48	2,225	2,353
5 Wachovia Bank Commercial Mortgage Trust Series
2007-C33	5.941%	2/15/51	6,633	7,077
5 Wells Fargo Commercial Mortgage Trust 2012-LC5	2.918%	10/15/45	3,675	3,691
5 Wells Fargo Commercial Mortgage Trust 2014-LC16	2.819%	8/15/50	1,675	1,712
5 Wells Fargo Commercial Mortgage Trust 2014-LC16	3.477%	8/15/50	1,125	1,168
5 Wells Fargo Commercial Mortgage Trust 2014-LC16	3.817%	8/15/50	3,925	4,137
5 Wells Fargo Commercial Mortgage Trust 2014-LC16	4.020%	8/15/50	550	577
5 Wells Fargo Commercial Mortgage Trust 2014-LC18	2.954%	12/15/47	3,400	3,489
5 Wells Fargo Commercial Mortgage Trust 2014-LC18	3.244%	12/15/47	1,961	2,008
5 Wells Fargo Commercial Mortgage Trust 2014-LC18	3.271%	12/15/47	4,000	4,095
5 Wells Fargo Commercial Mortgage Trust 2014-LC18	3.405%	12/15/47	5,650	5,787
5 Wells Fargo Commercial Mortgage Trust 2014-LC18	3.808%	12/15/47	2,850	2,924
5 WFRBS Commercial Mortgage Trust 2012-C10	2.875%	12/15/45	3,000	2,994
5 WFRBS Commercial Mortgage Trust 2012-C6	3.440%	4/15/45	7,425	7,755
5 WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	4,975	5,173
5 WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	4,400	4,681
5 WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	3,100	3,132
5 WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	6,125	6,127
5 WFRBS Commercial Mortgage Trust 2013-C11	3.071%	3/15/45	4,148	4,188
5 WFRBS Commercial Mortgage Trust 2013-C12	3.198%	3/15/48	1,733	1,767
5 WFRBS Commercial Mortgage Trust 2013-C12	3.560%	3/15/48	820	841
5 WFRBS Commercial Mortgage Trust 2013-C13	3.001%	5/15/45	3,436	3,449
5 WFRBS Commercial Mortgage Trust 2013-C13	3.345%	5/15/45	673	679
5 WFRBS Commercial Mortgage Trust 2013-C14	3.337%	6/15/46	6,000	6,169
5 WFRBS Commercial Mortgage Trust 2013-C14	3.488%	6/15/46	3,000	3,056
5 WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	1,120	1,185
5 WFRBS Commercial Mortgage Trust 2013-C15	4.153%	8/15/46	4,470	4,857
5 WFRBS Commercial Mortgage Trust 2013-C15	4.358%	8/15/46	1,120	1,211
5 WFRBS Commercial Mortgage Trust 2013-C16	3.223%	9/15/46	2,100	2,189
5 WFRBS Commercial Mortgage Trust 2013-C16	3.963%	9/15/46	1,250	1,339
5 WFRBS Commercial Mortgage Trust 2013-C16	4.415%	9/15/46	1,250	1,383
5 WFRBS Commercial Mortgage Trust 2013-C16	4.668%	9/15/46	2,100	2,320
5 WFRBS Commercial Mortgage Trust 2013-C17	2.921%	12/15/46	1,150	1,183
5 WFRBS Commercial Mortgage Trust 2013-C17	3.558%	12/15/46	1,150	1,204
5 WFRBS Commercial Mortgage Trust 2013-C17	4.023%	12/15/46	1,450	1,559
5 WFRBS Commercial Mortgage Trust 2013-C17	4.255%	12/15/46	1,150	1,232
5 WFRBS Commercial Mortgage Trust 2013-C17	4.788%	12/15/46	1,150	1,257
5 WFRBS Commercial Mortgage Trust 2013-C18	3.027%	12/15/46	1,150	1,186
5 WFRBS Commercial Mortgage Trust 2013-C18	3.651%	12/15/46	2,300	2,408
5 WFRBS Commercial Mortgage Trust 2013-C18	4.162%	12/15/46	5,010	5,436
5 WFRBS Commercial Mortgage Trust 2013-C18	4.387%	12/15/46	575	622
5 WFRBS Commercial Mortgage Trust 2013-C18	4.673%	12/15/46	862	943
5 WFRBS Commercial Mortgage Trust 2013-UBS1	2.927%	3/15/46	3,100	3,196
5 WFRBS Commercial Mortgage Trust 2013-UBS1	3.591%	3/15/46	1,750	1,827

24

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 WFRBS Commercial Mortgage Trust 2013-UBS1	4.079%	3/15/46	2,350	2,534
5 WFRBS Commercial Mortgage Trust 2013-UBS1	4.632%	3/15/46	575	631
5 WFRBS Commercial Mortgage Trust 2014-C19	1.233%	3/15/47	1,098	1,095
5 WFRBS Commercial Mortgage Trust 2014-C19	3.618%	3/15/47	950	997
5 WFRBS Commercial Mortgage Trust 2014-C19	3.660%	3/15/47	1,250	1,308
5 WFRBS Commercial Mortgage Trust 2014-C19	4.101%	3/15/47	2,825	3,048
5 WFRBS Commercial Mortgage Trust 2014-C19	4.723%	3/15/47	950	1,033
5 WFRBS Commercial Mortgage Trust 2014-C20	3.036%	5/15/47	1,100	1,135
5 WFRBS Commercial Mortgage Trust 2014-C20	3.638%	5/15/47	1,100	1,155
5 WFRBS Commercial Mortgage Trust 2014-C20	3.995%	5/15/47	1,675	1,792
5 WFRBS Commercial Mortgage Trust 2014-C20	4.176%	5/15/47	1,675	1,826
5 WFRBS Commercial Mortgage Trust 2014-C21	3.678%	8/15/47	4,000	4,177
5 WFRBS Commercial Mortgage Trust 2014-C22	3.752%	9/15/57	8,200	8,612
5 WFRBS Commercial Mortgage Trust 2014-C22	4.371%	9/15/57	1,675	1,774
5 WFRBS Commercial Mortgage Trust 2014-C23	3.636%	10/15/57	1,293	1,359
5 WFRBS Commercial Mortgage Trust 2014-C23	3.917%	10/15/57	1,675	1,776
5 WFRBS Commercial Mortgage Trust 2014-C23	4.210%	10/15/57	1,125	1,189
5 WFRBS Commercial Mortgage Trust 2014-C24	3.428%	11/15/47	2,860	2,940
5 WFRBS Commercial Mortgage Trust 2014-C24	3.607%	11/15/47	2,860	2,964
5 WFRBS Commercial Mortgage Trust 2014-LC14	1.193%	3/15/47	1,953	1,946
5 WFRBS Commercial Mortgage Trust 2014-LC14	2.862%	3/15/47	1,120	1,149
5 WFRBS Commercial Mortgage Trust 2014-LC14	3.522%	3/15/47	2,800	2,920
5 WFRBS Commercial Mortgage Trust 2014-LC14	4.045%	3/15/47	6,720	7,209
5 WFRBS Commercial Mortgage Trust 2014-LC14	4.351%	3/15/47	2,800	3,010
5 World Omni Auto Receivables Trust 2012-B	0.810%	1/15/19	3,367	3,368
5 World Omni Auto Receivables Trust 2013-B	0.830%	8/15/18	1,975	1,976
5 World Omni Auto Receivables Trust 2013-B	1.320%	1/15/20	825	826
5 World Omni Auto Receivables Trust 2014-A	0.940%	4/15/19	2,775	2,769
5 World Omni Auto Receivables Trust 2014-A	1.530%	6/15/20	2,775	2,772
5 World Omni Auto Receivables Trust 2014-B	1.140%	1/15/20	3,850	3,831
5 World Omni Auto Receivables Trust 2014-B	1.680%	12/15/20	1,530	1,520
5 World Omni Automobile Lease Securitization Trust
2013-A	1.100%	12/15/16	2,860	2,866
5 World Omni Automobile Lease Securitization Trust
2014-A	1.160%	9/15/17	2,800	2,798
5 World Omni Automobile Lease Securitization Trust
2014-A	1.370%	1/15/20	850	848
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $3,901,218)				4,042,567
Corporate Bonds (25.6%)
Finance (8.4%)
Banking (5.7%)
Abbey National Treasury Services plc	4.000%	4/27/16	13,250	13,740
Abbey National Treasury Services plc	1.375%	3/13/17	9,050	9,040
Abbey National Treasury Services plc	1.650%	9/29/17	10,000	9,980
Abbey National Treasury Services plc	3.050%	8/23/18	8,275	8,554
Abbey National Treasury Services plc	2.350%	9/10/19	8,825	8,832
Abbey National Treasury Services plc	4.000%	3/13/24	15,700	16,349
American Express Bank FSB	6.000%	9/13/17	13,151	14,638
American Express Centurion Bank	5.950%	6/12/17	2,650	2,929
American Express Centurion Bank	6.000%	9/13/17	23,425	26,089
American Express Co.	5.500%	9/12/16	3,125	3,354
American Express Co.	6.150%	8/28/17	6,279	6,994
American Express Co.	7.000%	3/19/18	60,012	69,349
American Express Co.	2.650%	12/2/22	2,306	2,262
American Express Co.	3.625%	12/5/24	7,000	7,072
American Express Co.	4.050%	12/3/42	1,031	1,039
5 American Express Co.	6.800%	9/1/66	5,446	5,711
American Express Credit Corp.	2.800%	9/19/16	36,860	37,951
American Express Credit Corp.	2.375%	3/24/17	2,690	2,750
American Express Credit Corp.	1.125%	6/5/17	22,600	22,529
American Express Credit Corp.	2.125%	7/27/18	875	882
American Express Credit Corp.	2.125%	3/18/19	5,415	5,411

25

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Associates Corp. of North America	6.950%	11/1/18	1,876	2,191
Australia & New Zealand Banking Group Ltd.	0.900%	2/12/16	8,350	8,360
Australia & New Zealand Banking Group Ltd.	1.250%	1/10/17	9,635	9,670
Australia & New Zealand Banking Group Ltd.	1.250%	6/13/17	5,675	5,661
Australia & New Zealand Banking Group Ltd.	1.875%	10/6/17	4,590	4,633
Australia & New Zealand Banking Group Ltd.	2.250%	6/13/19	16,300	16,306
Bancolombia SA	5.950%	6/3/21	6,025	6,441
Bank of America Corp.	5.250%	12/1/15	3,723	3,858
Bank of America Corp.	1.250%	1/11/16	13,825	13,837
Bank of America Corp.	3.625%	3/17/16	12,700	13,058
Bank of America Corp.	6.050%	5/16/16	5,950	6,306
Bank of America Corp.	3.750%	7/12/16	12,440	12,881
Bank of America Corp.	6.500%	8/1/16	28,665	30,893
Bank of America Corp.	5.750%	8/15/16	13,495	14,336
Bank of America Corp.	5.625%	10/14/16	7,073	7,573
Bank of America Corp.	1.350%	11/21/16	5,125	5,106
Bank of America Corp.	5.420%	3/15/17	14,400	15,443
Bank of America Corp.	3.875%	3/22/17	13,050	13,660
Bank of America Corp.	5.700%	5/2/17	5,600	6,051
Bank of America Corp.	1.700%	8/25/17	7,140	7,141
Bank of America Corp.	6.400%	8/28/17	14,646	16,288
Bank of America Corp.	6.000%	9/1/17	2,825	3,114
Bank of America Corp.	5.750%	12/1/17	17,185	19,002
Bank of America Corp.	2.000%	1/11/18	43,380	43,301
Bank of America Corp.	6.875%	4/25/18	62,359	71,631
Bank of America Corp.	5.650%	5/1/18	59,979	66,621
Bank of America Corp.	6.500%	7/15/18	2,725	3,110
Bank of America Corp.	6.875%	11/15/18	600	696
Bank of America Corp.	2.600%	1/15/19	39,650	39,963
Bank of America Corp.	2.650%	4/1/19	8,998	9,062
Bank of America Corp.	7.625%	6/1/19	32,745	39,588
Bank of America Corp.	5.625%	7/1/20	56,745	64,619
Bank of America Corp.	5.875%	1/5/21	3,860	4,490
Bank of America Corp.	5.000%	5/13/21	11,040	12,288
Bank of America Corp.	5.700%	1/24/22	20,918	24,223
Bank of America Corp.	3.300%	1/11/23	27,572	27,514
Bank of America Corp.	4.100%	7/24/23	8,183	8,617
Bank of America Corp.	4.125%	1/22/24	34,070	35,788
Bank of America Corp.	4.000%	4/1/24	17,243	17,959
Bank of America Corp.	4.200%	8/26/24	26,676	27,226
Bank of America Corp.	4.250%	10/22/26	13,200	13,187
Bank of America Corp.	6.110%	1/29/37	5,525	6,590
Bank of America Corp.	7.750%	5/14/38	20,153	28,711
Bank of America Corp.	5.875%	2/7/42	23,044	28,960
Bank of America Corp.	5.000%	1/21/44	27,745	31,062
Bank of America Corp.	4.875%	4/1/44	8,025	8,864
Bank of America NA	1.125%	11/14/16	9,450	9,418
Bank of America NA	5.300%	3/15/17	28,615	30,717
Bank of America NA	6.100%	6/15/17	6,575	7,230
Bank of America NA	6.000%	10/15/36	10,955	13,701
Bank of Montreal	0.800%	11/6/15	9,070	9,091
Bank of Montreal	1.300%	7/15/16	9,915	9,972
Bank of Montreal	2.500%	1/11/17	18,460	18,905
Bank of Montreal	1.300%	7/14/17	6,100	6,075
Bank of Montreal	1.400%	9/11/17	1,785	1,786
Bank of Montreal	1.450%	4/9/18	350	346
Bank of Montreal	2.375%	1/25/19	6,575	6,632
Bank of Montreal	2.550%	11/6/22	21,975	21,434
Bank of New York Mellon Corp.	2.300%	7/28/16	5,048	5,152
Bank of New York Mellon Corp.	2.400%	1/17/17	19,960	20,426
Bank of New York Mellon Corp.	1.969%	6/20/17	6,900	6,994
Bank of New York Mellon Corp.	1.300%	1/25/18	3,250	3,214
Bank of New York Mellon Corp.	2.100%	1/15/19	30,076	30,165
Bank of New York Mellon Corp.	2.200%	3/4/19	6,643	6,640

26

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bank of New York Mellon Corp.	5.450%	5/15/19	5,245	5,935
Bank of New York Mellon Corp.	2.300%	9/11/19	15,000	15,024
Bank of New York Mellon Corp.	4.600%	1/15/20	6,475	7,135
Bank of New York Mellon Corp.	3.550%	9/23/21	4,490	4,695
Bank of New York Mellon Corp.	3.650%	2/4/24	1,300	1,363
Bank of New York Mellon Corp.	3.250%	9/11/24	13,650	13,728
Bank of Nova Scotia	2.900%	3/29/16	1,130	1,159
Bank of Nova Scotia	1.375%	7/15/16	29,515	29,721
Bank of Nova Scotia	1.100%	12/13/16	12,050	12,059
Bank of Nova Scotia	2.550%	1/12/17	15,760	16,268
Bank of Nova Scotia	1.300%	7/21/17	5,975	5,956
Bank of Nova Scotia	1.375%	12/18/17	11,525	11,439
Bank of Nova Scotia	2.050%	10/30/18	16,885	16,909
Bank of Nova Scotia	2.050%	6/5/19	4,690	4,668
Bank of Nova Scotia	2.125%	9/11/19	10,500	10,530
Bank of Nova Scotia	4.375%	1/13/21	1,400	1,557
Bank of Nova Scotia	2.800%	7/21/21	16,325	16,322
Bank One Capital III	8.750%	9/1/30	1,675	2,416
Bank One Corp.	7.625%	10/15/26	2,055	2,706
Bank One Corp.	8.000%	4/29/27	2,500	3,377
Barclays Bank plc	5.000%	9/22/16	12,750	13,563
Barclays Bank plc	2.500%	2/20/19	21,700	21,963
Barclays Bank plc	6.750%	5/22/19	12,400	14,611
Barclays Bank plc	5.125%	1/8/20	17,125	19,176
Barclays Bank plc	5.140%	10/14/20	1,530	1,662
Barclays plc	2.750%	11/8/19	11,823	11,780
BB&T Corp.	5.200%	12/23/15	6,249	6,499
BB&T Corp.	3.200%	3/15/16	4,018	4,110
BB&T Corp.	3.950%	4/29/16	750	776
BB&T Corp.	2.150%	3/22/17	6,395	6,496
BB&T Corp.	4.900%	6/30/17	1,225	1,321
BB&T Corp.	1.600%	8/15/17	4,390	4,393
BB&T Corp.	1.450%	1/12/18	4,650	4,607
BB&T Corp.	2.050%	6/19/18	11,805	11,871
BB&T Corp.	2.250%	2/1/19	3,130	3,134
BB&T Corp.	6.850%	4/30/19	3,754	4,453
BB&T Corp.	5.250%	11/1/19	10,240	11,401
BB&T Corp.	2.450%	1/15/20	9,370	9,342
BBVA US Senior SAU	4.664%	10/9/15	19,400	19,929
Bear Stearns Cos. LLC	5.550%	1/22/17	26,200	28,228
Bear Stearns Cos. LLC	6.400%	10/2/17	19,620	21,908
Bear Stearns Cos. LLC	7.250%	2/1/18	26,975	31,098
Bear Stearns Cos. LLC	4.650%	7/2/18	1,650	1,782
BNP Paribas SA	3.600%	2/23/16	14,340	14,743
BNP Paribas SA	1.250%	12/12/16	14,250	14,257
BNP Paribas SA	2.375%	9/14/17	29,271	29,745
BNP Paribas SA	2.700%	8/20/18	6,275	6,410
BNP Paribas SA	2.400%	12/12/18	12,180	12,289
BNP Paribas SA	2.450%	3/17/19	3,485	3,531
BNP Paribas SA	5.000%	1/15/21	35,515	39,714
BNP Paribas SA	3.250%	3/3/23	13,610	13,893
BPCE SA	1.625%	2/10/17	8,500	8,530
BPCE SA	1.613%	7/25/17	8,000	7,958
BPCE SA	2.500%	12/10/18	8,725	8,846
BPCE SA	2.500%	7/15/19	9,100	9,185
BPCE SA	4.000%	4/15/24	15,125	15,816
Branch Banking & Trust Co.	5.625%	9/15/16	5,825	6,239
Branch Banking & Trust Co.	1.450%	10/3/16	1,273	1,281
Branch Banking & Trust Co.	1.050%	12/1/16	12,050	12,029
Branch Banking & Trust Co.	1.350%	10/1/17	5,925	5,898
Branch Banking & Trust Co.	2.300%	10/15/18	8,200	8,282
Branch Banking & Trust Co.	3.800%	10/30/26	6,300	6,395
Canadian Imperial Bank of Commerce	0.900%	10/1/15	5,500	5,519
Canadian Imperial Bank of Commerce	2.350%	12/11/15	11,557	11,677

27

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Canadian Imperial Bank of Commerce	1.350%	7/18/16	5,600	5,629
	Capital One Bank USA NA	1.150%	11/21/16	3,150	3,134
	Capital One Bank USA NA	1.300%	6/5/17	6,700	6,641
	Capital One Bank USA NA	2.150%	11/21/18	10,150	10,123
	Capital One Bank USA NA	2.250%	2/13/19	10,200	10,112
	Capital One Bank USA NA	2.300%	6/5/19	10,500	10,411
	Capital One Bank USA NA	8.800%	7/15/19	5,975	7,450
	Capital One Bank USA NA	3.375%	2/15/23	19,550	19,378
	Capital One Financial Corp.	3.150%	7/15/16	15,800	16,256
	Capital One Financial Corp.	6.150%	9/1/16	8,294	8,912
	Capital One Financial Corp.	6.750%	9/15/17	10,250	11,550
	Capital One Financial Corp.	2.450%	4/24/19	8,305	8,287
	Capital One Financial Corp.	4.750%	7/15/21	9,810	10,796
	Capital One Financial Corp.	3.500%	6/15/23	3,832	3,868
	Capital One Financial Corp.	3.750%	4/24/24	5,220	5,293
	Capital One NA	1.500%	9/5/17	4,075	4,041
	Capital One NA	2.400%	9/5/19	4,775	4,751
5,8	Citicorp Lease Pass-Through Trust 1999-1	8.040%	12/15/19	14,225	17,401
	Citigroup Inc.	5.300%	1/7/16	7,870	8,208
	Citigroup Inc.	1.250%	1/15/16	2,400	2,399
	Citigroup Inc.	1.300%	4/1/16	9,600	9,614
	Citigroup Inc.	3.953%	6/15/16	13,520	14,040
	Citigroup Inc.	1.700%	7/25/16	11,647	11,722
	Citigroup Inc.	5.850%	8/2/16	750	802
	Citigroup Inc.	1.300%	11/15/16	7,575	7,558
	Citigroup Inc.	4.450%	1/10/17	24,045	25,439
	Citigroup Inc.	5.500%	2/15/17	11,045	11,903
	Citigroup Inc.	1.350%	3/10/17	5,400	5,375
	Citigroup Inc.	1.550%	8/14/17	7,825	7,807
	Citigroup Inc.	6.000%	8/15/17	24,542	27,168
	Citigroup Inc.	6.125%	11/21/17	24,080	26,832
	Citigroup Inc.	1.850%	11/24/17	9,340	9,334
	Citigroup Inc.	1.750%	5/1/18	18,675	18,465
	Citigroup Inc.	6.125%	5/15/18	22,700	25,645
	Citigroup Inc.	2.500%	9/26/18	29,468	29,800
	Citigroup Inc.	2.550%	4/8/19	19,145	19,266
	Citigroup Inc.	8.500%	5/22/19	30,802	38,299
	Citigroup Inc.	2.500%	7/29/19	2,875	2,875
	Citigroup Inc.	5.375%	8/9/20	25,950	29,353
	Citigroup Inc.	4.500%	1/14/22	25,819	28,220
	Citigroup Inc.	4.050%	7/30/22	7,950	8,201
	Citigroup Inc.	3.375%	3/1/23	13,275	13,373
	Citigroup Inc.	3.500%	5/15/23	6,233	6,061
	Citigroup Inc.	3.875%	10/25/23	5,947	6,165
	Citigroup Inc.	4.000%	8/5/24	21,375	21,391
	Citigroup Inc.	5.500%	9/13/25	21,099	23,324
	Citigroup Inc.	6.625%	6/15/32	4,340	5,358
	Citigroup Inc.	5.875%	2/22/33	17,845	20,509
	Citigroup Inc.	6.000%	10/31/33	7,370	8,560
	Citigroup Inc.	5.850%	12/11/34	3,069	3,726
	Citigroup Inc.	6.125%	8/25/36	14,945	17,755
	Citigroup Inc.	6.875%	3/5/38	10,195	13,860
	Citigroup Inc.	8.125%	7/15/39	26,195	39,859
	Citigroup Inc.	5.875%	1/30/42	7,355	9,256
	Citigroup Inc.	6.675%	9/13/43	10,000	12,928
	Citigroup Inc.	5.300%	5/6/44	13,725	14,850
	Citizens Bank NA	1.600%	12/4/17	4,575	4,555
	Citizens Bank NA	2.450%	12/4/19	4,550	4,520
	Comerica Bank	5.750%	11/21/16	10,775	11,662
	Comerica Bank	5.200%	8/22/17	4,600	4,999
	Comerica Inc.	2.125%	5/23/19	1,000	993
	Commonwealth Bank of Australia	1.950%	3/16/15	12,625	12,664
	Commonwealth Bank of Australia	1.400%	9/8/17	10,775	10,720
	Commonwealth Bank of Australia	1.900%	9/18/17	4,200	4,241

28

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Commonwealth Bank of Australia	2.500%	9/20/18	2,425	2,464
Commonwealth Bank of Australia	2.250%	3/13/19	2,875	2,894
Commonwealth Bank of Australia	2.300%	9/6/19	16,500	16,550
Compass Bank	1.850%	9/29/17	2,925	2,912
Compass Bank	6.400%	10/1/17	1,875	2,048
Compass Bank	2.750%	9/29/19	2,850	2,848
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.375%	1/19/17	31,815	33,160
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	1.700%	3/19/18	13,800	13,749
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	2.250%	1/14/19	18,080	18,197
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	4.500%	1/11/21	20,975	23,119
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.875%	2/8/22	33,474	35,617
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.950%	11/9/22	25,642	26,126
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	4.625%	12/1/23	9,265	9,830
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	5.250%	5/24/41	10,085	12,089
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	5.750%	12/1/43	6,775	8,110
5 Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	8.400%	11/29/49	125	137
Countrywide Financial Corp.	6.250%	5/15/16	1,900	2,014
Credit Suisse	1.375%	5/26/17	14,975	14,930
Credit Suisse	6.000%	2/15/18	26,300	29,250
Credit Suisse	2.300%	5/28/19	26,225	26,145
Credit Suisse	5.300%	8/13/19	12,675	14,213
Credit Suisse	5.400%	1/14/20	4,636	5,178
Credit Suisse	4.375%	8/5/20	14,492	15,677
Credit Suisse AG	3.000%	10/29/21	19,425	19,277
Credit Suisse AG	3.625%	9/9/24	18,750	19,048
Credit Suisse USA Inc.	5.375%	3/2/16	502	528
Credit Suisse USA Inc.	7.125%	7/15/32	10,479	14,679
Deutsche Bank AG	3.250%	1/11/16	15,578	15,911
Deutsche Bank AG	1.400%	2/13/17	1,625	1,621
Deutsche Bank AG	1.350%	5/30/17	25,550	25,355
Deutsche Bank AG	6.000%	9/1/17	18,231	20,218
Deutsche Bank AG	2.500%	2/13/19	15,500	15,693
Deutsche Bank AG	3.700%	5/30/24	17,795	18,192
5 Deutsche Bank AG	4.296%	5/24/28	14,725	14,108
Discover Bank	2.000%	2/21/18	14,600	14,555
Discover Bank	3.200%	8/9/21	4,440	4,449
Discover Bank	4.200%	8/8/23	13,275	13,858
Discover Bank	4.250%	3/13/26	2,150	2,214
Discover Financial Services	6.450%	6/12/17	1,825	2,017
Discover Financial Services	5.200%	4/27/22	1,317	1,457
Discover Financial Services	3.850%	11/21/22	9,195	9,301
Fifth Third Bancorp	3.625%	1/25/16	16,750	17,170
Fifth Third Bancorp	5.450%	1/15/17	10,405	11,171
Fifth Third Bancorp	4.500%	6/1/18	1,535	1,653
Fifth Third Bancorp	2.300%	3/1/19	4,195	4,194
Fifth Third Bancorp	3.500%	3/15/22	1,825	1,876
Fifth Third Bancorp	4.300%	1/16/24	8,245	8,615
Fifth Third Bancorp	8.250%	3/1/38	7,670	11,607
Fifth Third Bank	1.150%	11/18/16	3,200	3,195
Fifth Third Bank	1.350%	6/1/17	3,700	3,687
Fifth Third Bank	2.375%	4/25/19	7,500	7,522
Fifth Third Bank	2.875%	10/1/21	7,250	7,250
First Horizon National Corp.	5.375%	12/15/15	13,850	14,340
First Niagara Financial Group Inc.	6.750%	3/19/20	1,675	1,844
First Republic Bank	2.375%	6/17/19	4,100	4,114
FirstMerit Bank NA	4.270%	11/25/26	5,750	5,819
FirstMerit Corp.	4.350%	2/4/23	2,250	2,353
Goldman Sachs Capital I	6.345%	2/15/34	10,375	12,291
Goldman Sachs Group Inc.	5.350%	1/15/16	44,580	46,481
Goldman Sachs Group Inc.	3.625%	2/7/16	28,135	28,874
Goldman Sachs Group Inc.	5.750%	10/1/16	5,400	5,796
Goldman Sachs Group Inc.	5.625%	1/15/17	21,485	23,048
Goldman Sachs Group Inc.	6.250%	9/1/17	21,000	23,339
Goldman Sachs Group Inc.	5.950%	1/18/18	31,738	35,248

29

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Goldman Sachs Group Inc.	2.375%	1/22/18	38,640	38,994
Goldman Sachs Group Inc.	6.150%	4/1/18	32,978	37,021
Goldman Sachs Group Inc.	2.900%	7/19/18	14,800	15,149
Goldman Sachs Group Inc.	2.625%	1/31/19	16,425	16,526
Goldman Sachs Group Inc.	7.500%	2/15/19	23,090	27,428
Goldman Sachs Group Inc.	2.550%	10/23/19	18,800	18,696
Goldman Sachs Group Inc.	5.375%	3/15/20	41,280	46,269
Goldman Sachs Group Inc.	6.000%	6/15/20	33,292	38,356
Goldman Sachs Group Inc.	5.250%	7/27/21	10,065	11,327
Goldman Sachs Group Inc.	5.750%	1/24/22	52,127	60,312
Goldman Sachs Group Inc.	3.625%	1/22/23	25,800	26,168
Goldman Sachs Group Inc.	4.000%	3/3/24	27,886	28,902
Goldman Sachs Group Inc.	3.850%	7/8/24	7,750	7,949
Goldman Sachs Group Inc.	5.950%	1/15/27	17,381	19,736
Goldman Sachs Group Inc.	6.125%	2/15/33	20,454	25,066
Goldman Sachs Group Inc.	6.450%	5/1/36	17,590	21,047
Goldman Sachs Group Inc.	6.750%	10/1/37	31,381	39,299
Goldman Sachs Group Inc.	6.250%	2/1/41	24,002	30,336
Goldman Sachs Group Inc.	4.800%	7/8/44	17,295	18,352
HSBC Bank USA NA	6.000%	8/9/17	775	852
HSBC Bank USA NA	4.875%	8/24/20	26,350	29,089
HSBC Bank USA NA	5.875%	11/1/34	3,850	4,864
HSBC Bank USA NA	5.625%	8/15/35	4,132	5,050
HSBC Bank USA NA	7.000%	1/15/39	3,744	5,352
HSBC Holdings plc	5.100%	4/5/21	41,080	46,358
HSBC Holdings plc	4.875%	1/14/22	1,140	1,272
HSBC Holdings plc	4.000%	3/30/22	13,906	14,775
HSBC Holdings plc	4.250%	3/14/24	19,400	20,177
HSBC Holdings plc	7.625%	5/17/32	1,925	2,644
HSBC Holdings plc	7.350%	11/27/32	2,040	2,764
HSBC Holdings plc	6.500%	5/2/36	26,720	34,034
HSBC Holdings plc	6.500%	9/15/37	19,350	24,780
HSBC Holdings plc	6.800%	6/1/38	16,510	21,736
HSBC Holdings plc	6.100%	1/14/42	6,295	8,402
HSBC Holdings plc	5.250%	3/14/44	11,500	12,871
HSBC USA Inc.	1.300%	6/23/17	5,400	5,392
HSBC USA Inc.	1.500%	11/13/17	17,625	17,570
HSBC USA Inc.	1.625%	1/16/18	14,600	14,528
HSBC USA Inc.	2.250%	6/23/19	4,750	4,737
HSBC USA Inc.	2.375%	11/13/19	14,200	14,182
HSBC USA Inc.	5.000%	9/27/20	6,000	6,556
HSBC USA Inc.	3.500%	6/23/24	5,400	5,553
Huntington Bancshares Inc.	7.000%	12/15/20	4,200	5,036
Huntington National Bank	1.350%	8/2/16	1,125	1,126
Huntington National Bank	1.300%	11/20/16	5,025	5,022
Huntington National Bank	1.375%	4/24/17	1,000	992
Intesa Sanpaolo SPA	3.125%	1/15/16	15,450	15,715
Intesa Sanpaolo SPA	2.375%	1/13/17	9,025	9,100
Intesa Sanpaolo SPA	3.875%	1/16/18	10,350	10,768
Intesa Sanpaolo SPA	3.875%	1/15/19	9,500	9,838
Intesa Sanpaolo SPA	5.250%	1/12/24	23,051	25,032
JPMorgan Chase & Co.	3.400%	6/24/15	31,975	32,412
JPMorgan Chase & Co.	2.600%	1/15/16	12,750	12,969
JPMorgan Chase & Co.	3.450%	3/1/16	13,900	14,258
JPMorgan Chase & Co.	3.150%	7/5/16	39,950	41,047
JPMorgan Chase & Co.	1.350%	2/15/17	10,000	10,004
JPMorgan Chase & Co.	6.125%	6/27/17	6,931	7,649
JPMorgan Chase & Co.	2.000%	8/15/17	34,750	35,110
JPMorgan Chase & Co.	6.000%	1/15/18	23,234	25,954
JPMorgan Chase & Co.	1.800%	1/25/18	21,141	21,139
JPMorgan Chase & Co.	1.625%	5/15/18	37,925	37,486
JPMorgan Chase & Co.	2.350%	1/28/19	10,000	10,053
JPMorgan Chase & Co.	6.300%	4/23/19	24,325	28,270
JPMorgan Chase & Co.	2.200%	10/22/19	22,125	21,923

30

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
JPMorgan Chase & Co.	4.400%	7/22/20	4,715	5,102
JPMorgan Chase & Co.	4.250%	10/15/20	14,510	15,590
JPMorgan Chase & Co.	4.625%	5/10/21	1,474	1,621
JPMorgan Chase & Co.	4.350%	8/15/21	9,549	10,370
JPMorgan Chase & Co.	4.500%	1/24/22	21,910	23,882
JPMorgan Chase & Co.	3.250%	9/23/22	17,435	17,541
JPMorgan Chase & Co.	3.200%	1/25/23	16,824	16,835
JPMorgan Chase & Co.	3.375%	5/1/23	24,590	24,281
JPMorgan Chase & Co.	3.875%	2/1/24	16,450	17,120
JPMorgan Chase & Co.	3.625%	5/13/24	55,075	56,279
JPMorgan Chase & Co.	3.875%	9/10/24	11,058	11,070
JPMorgan Chase & Co.	4.125%	12/15/26	17,000	16,959
JPMorgan Chase & Co.	6.400%	5/15/38	24,884	32,505
JPMorgan Chase & Co.	5.500%	10/15/40	30,737	36,951
JPMorgan Chase & Co.	5.600%	7/15/41	11,745	14,217
JPMorgan Chase & Co.	5.400%	1/6/42	7,850	9,240
JPMorgan Chase & Co.	5.625%	8/16/43	11,765	13,699
JPMorgan Chase & Co.	4.850%	2/1/44	11,550	12,809
JPMorgan Chase Bank NA	5.875%	6/13/16	4,346	4,624
JPMorgan Chase Bank NA	6.000%	7/5/17	825	909
JPMorgan Chase Bank NA	6.000%	10/1/17	21,015	23,329
KeyBank NA	5.450%	3/3/16	6,405	6,722
KeyBank NA	1.650%	2/1/18	19,365	19,254
KeyBank NA	2.500%	12/15/19	3,000	3,012
KeyBank NA	6.950%	2/1/28	1,275	1,661
KeyCorp	5.100%	3/24/21	9,175	10,371
Lloyds Bank plc	4.875%	1/21/16	3,825	3,964
Lloyds Bank plc	4.200%	3/28/17	16,244	17,229
Lloyds Bank plc	2.300%	11/27/18	9,350	9,426
Lloyds Bank plc	2.350%	9/5/19	9,925	9,916
Lloyds Bank plc	6.375%	1/21/21	10,425	12,554
Lloyds Banking Group plc	4.500%	11/4/24	7,275	7,344
Manufacturers & Traders Trust Co.	1.400%	7/25/17	4,000	3,990
Manufacturers & Traders Trust Co.	6.625%	12/4/17	5,950	6,733
Manufacturers & Traders Trust Co.	2.300%	1/30/19	8,350	8,333
Manufacturers & Traders Trust Co.	2.250%	7/25/19	8,000	7,982
5 Manufacturers & Traders Trust Co.	5.585%	12/28/20	75	78
Morgan Stanley	1.750%	2/25/16	6,875	6,915
Morgan Stanley	3.800%	4/29/16	3,510	3,622
Morgan Stanley	5.750%	10/18/16	19,720	21,163
Morgan Stanley	5.450%	1/9/17	30,238	32,460
Morgan Stanley	4.750%	3/22/17	24,358	25,945
Morgan Stanley	5.550%	4/27/17	12,570	13,624
Morgan Stanley	6.250%	8/28/17	13,610	15,114
Morgan Stanley	5.950%	12/28/17	19,875	22,059
Morgan Stanley	1.875%	1/5/18	7,225	7,200
Morgan Stanley	6.625%	4/1/18	37,285	42,481
Morgan Stanley	2.125%	4/25/18	30,145	30,137
Morgan Stanley	2.500%	1/24/19	27,322	27,350
Morgan Stanley	7.300%	5/13/19	37,389	44,300
Morgan Stanley	2.375%	7/23/19	17,105	16,946
Morgan Stanley	5.625%	9/23/19	43,875	49,532
Morgan Stanley	5.500%	1/26/20	10,414	11,719
Morgan Stanley	5.500%	7/24/20	1,245	1,405
Morgan Stanley	5.750%	1/25/21	21,100	24,214
Morgan Stanley	5.500%	7/28/21	10,300	11,698
Morgan Stanley	4.875%	11/1/22	19,632	20,855
Morgan Stanley	3.750%	2/25/23	25,625	26,311
Morgan Stanley	4.100%	5/22/23	19,290	19,548
Morgan Stanley	3.875%	4/29/24	10,020	10,284
Morgan Stanley	3.700%	10/23/24	25,414	25,746
Morgan Stanley	5.000%	11/24/25	20,210	21,573
Morgan Stanley	6.250%	8/9/26	9,825	11,808
Morgan Stanley	4.350%	9/8/26	15,388	15,457

31

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Morgan Stanley	7.250%	4/1/32	7,527	10,303
Morgan Stanley	6.375%	7/24/42	14,292	18,864
MUFG Americas Holdings Corp.	3.500%	6/18/22	11,410	11,749
MUFG Union Bank NA	5.950%	5/11/16	4,275	4,535
MUFG Union Bank NA	1.500%	9/26/16	3,775	3,790
MUFG Union Bank NA	2.125%	6/16/17	2,695	2,723
MUFG Union Bank NA	2.625%	9/26/18	16,325	16,529
MUFG Union Bank NA	2.250%	5/6/19	4,925	4,908
Murray Street Investment Trust I	4.647%	3/9/17	16,688	17,616
National Australia Bank Ltd.	0.900%	1/20/16	1,075	1,078
National Australia Bank Ltd.	1.300%	7/25/16	10,450	10,514
National Australia Bank Ltd.	2.750%	3/9/17	4,095	4,217
National Australia Bank Ltd.	2.300%	7/25/18	11,200	11,364
National Australia Bank Ltd.	3.000%	1/20/23	5,050	5,036
National Bank of Canada	1.450%	11/7/17	3,250	3,225
National City Bank	5.800%	6/7/17	1,800	1,978
National City Corp.	6.875%	5/15/19	1,615	1,897
Northern Trust Co.	6.500%	8/15/18	1,125	1,298
Northern Trust Corp.	3.450%	11/4/20	903	960
Northern Trust Corp.	3.375%	8/23/21	1,675	1,757
Northern Trust Corp.	3.950%	10/30/25	8,475	8,792
People's United Bank	4.000%	7/15/24	3,850	3,905
People's United Financial Inc.	3.650%	12/6/22	2,450	2,475
PNC Bank NA	0.800%	1/28/16	2,050	2,052
PNC Bank NA	5.250%	1/15/17	325	350
PNC Bank NA	4.875%	9/21/17	9,969	10,747
PNC Bank NA	1.500%	10/18/17	10,295	10,272
PNC Bank NA	6.000%	12/7/17	1,050	1,172
PNC Bank NA	2.250%	7/2/19	5,400	5,386
PNC Bank NA	2.400%	10/18/19	19,595	19,671
PNC Bank NA	2.700%	11/1/22	6,317	6,070
PNC Bank NA	2.950%	1/30/23	7,075	6,891
PNC Bank NA	3.800%	7/25/23	15,575	16,068
PNC Bank NA	3.300%	10/30/24	8,400	8,555
PNC Financial Services Group Inc.	2.854%	11/9/22	9,450	9,334
PNC Financial Services Group Inc.	3.900%	4/29/24	18,125	18,450
PNC Funding Corp.	2.700%	9/19/16	3,300	3,391
PNC Funding Corp.	5.625%	2/1/17	950	1,026
PNC Funding Corp.	6.700%	6/10/19	6,354	7,506
PNC Funding Corp.	5.125%	2/8/20	13,500	15,161
PNC Funding Corp.	4.375%	8/11/20	19,175	20,840
PNC Funding Corp.	3.300%	3/8/22	11,875	12,141
Regions Bank	7.500%	5/15/18	12,900	14,954
Regions Financial Corp.	2.000%	5/15/18	18,150	17,950
Regions Financial Corp.	7.375%	12/10/37	2,500	3,249
Royal Bank of Canada	2.625%	12/15/15	14,170	14,430
Royal Bank of Canada	2.875%	4/19/16	10,452	10,722
Royal Bank of Canada	2.300%	7/20/16	31,270	31,922
Royal Bank of Canada	1.250%	6/16/17	20,450	20,364
Royal Bank of Canada	1.400%	10/13/17	14,375	14,322
Royal Bank of Canada	1.500%	1/16/18	300	299
Royal Bank of Canada	2.200%	7/27/18	19,900	20,049
Royal Bank of Canada	2.200%	9/23/19	22,925	23,036
Royal Bank of Scotland Group plc	1.875%	3/31/17	5,300	5,298
Royal Bank of Scotland Group plc	6.400%	10/21/19	25,230	29,188
Royal Bank of Scotland plc	4.375%	3/16/16	5,795	6,008
Royal Bank of Scotland plc	5.625%	8/24/20	13,725	15,632
Royal Bank of Scotland plc	6.125%	1/11/21	15,870	18,675
Santander Bank NA	8.750%	5/30/18	820	976
Santander Holdings USA Inc.	4.625%	4/19/16	10,075	10,498
Santander Holdings USA Inc.	3.450%	8/27/18	9,072	9,395
Societe Generale SA	2.750%	10/12/17	9,325	9,564
Societe Generale SA	2.625%	10/1/18	9,000	9,159
State Street Bank & Trust Co.	5.300%	1/15/16	2,975	3,103

32

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
State Street Bank & Trust Co.	5.250%	10/15/18	275	307
State Street Corp.	2.875%	3/7/16	7,350	7,516
State Street Corp.	4.956%	3/15/18	5,986	6,481
State Street Corp.	1.350%	5/15/18	9,075	8,936
State Street Corp.	4.375%	3/7/21	400	439
State Street Corp.	3.100%	5/15/23	7,400	7,308
State Street Corp.	3.700%	11/20/23	8,275	8,677
State Street Corp.	3.300%	12/16/24	2,150	2,174
Sumitomo Mitsui Banking Corp.	1.350%	7/18/15	7,980	8,008
Sumitomo Mitsui Banking Corp.	0.900%	1/18/16	625	624
Sumitomo Mitsui Banking Corp.	1.450%	7/19/16	2,900	2,912
Sumitomo Mitsui Banking Corp.	1.300%	1/10/17	4,275	4,264
Sumitomo Mitsui Banking Corp.	1.350%	7/11/17	10,650	10,552
Sumitomo Mitsui Banking Corp.	1.800%	7/18/17	12,675	12,676
Sumitomo Mitsui Banking Corp.	2.500%	7/19/18	3,325	3,362
Sumitomo Mitsui Banking Corp.	2.450%	1/10/19	6,825	6,861
Sumitomo Mitsui Banking Corp.	2.250%	7/11/19	3,850	3,822
Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	5,025	5,106
Sumitomo Mitsui Banking Corp.	3.000%	1/18/23	550	546
Sumitomo Mitsui Banking Corp.	3.950%	7/19/23	9,998	10,562
Sumitomo Mitsui Banking Corp.	3.950%	1/10/24	9,850	10,488
Sumitomo Mitsui Banking Corp.	3.400%	7/11/24	13,550	13,860
SunTrust Bank	5.000%	9/1/15	39	40
SunTrust Bank	7.250%	3/15/18	1,000	1,157
SunTrust Bank	2.750%	5/1/23	6,600	6,450
SunTrust Banks Inc.	3.600%	4/15/16	14,400	14,826
SunTrust Banks Inc.	3.500%	1/20/17	10,115	10,534
SunTrust Banks Inc.	6.000%	9/11/17	2,508	2,782
SunTrust Banks Inc.	2.500%	5/1/19	4,000	4,022
Svenska Handelsbanken AB	3.125%	7/12/16	2,200	2,273
Svenska Handelsbanken AB	2.875%	4/4/17	38,100	39,375
Svenska Handelsbanken AB	1.625%	3/21/18	5,075	5,058
Svenska Handelsbanken AB	2.500%	1/25/19	9,525	9,705
Svenska Handelsbanken AB	2.250%	6/17/19	10,680	10,738
Synchrony Financial	1.875%	8/15/17	1,000	999
Synchrony Financial	3.000%	8/15/19	8,450	8,529
Synchrony Financial	3.750%	8/15/21	6,263	6,394
Synchrony Financial	4.250%	8/15/24	11,635	11,949
Toronto-Dominion Bank	2.500%	7/14/16	8,280	8,485
Toronto-Dominion Bank	2.375%	10/19/16	9,450	9,674
Toronto-Dominion Bank	1.125%	5/2/17	550	547
Toronto-Dominion Bank	1.400%	4/30/18	27,527	27,191
Toronto-Dominion Bank	2.625%	9/10/18	17,325	17,753
Toronto-Dominion Bank	2.125%	7/2/19	3,000	2,998
Toronto-Dominion Bank	2.250%	11/5/19	18,000	18,032
UBS AG	5.875%	7/15/16	7,183	7,684
UBS AG	7.375%	6/15/17	12,974	14,524
UBS AG	1.375%	8/14/17	10,000	9,945
UBS AG	5.875%	12/20/17	30,374	33,956
UBS AG	5.750%	4/25/18	12,242	13,726
UBS AG	2.375%	8/14/19	1,000	1,000
UBS AG	4.875%	8/4/20	23,035	25,660
UBS AG	7.750%	9/1/26	500	662
US Bancorp	3.150%	3/4/15	1,475	1,482
US Bancorp	3.442%	2/1/16	18,300	18,734
US Bancorp	2.200%	11/15/16	10,050	10,252
US Bancorp	1.650%	5/15/17	4,300	4,333
US Bancorp	1.950%	11/15/18	5,525	5,533
US Bancorp	2.200%	4/25/19	14,020	14,041
US Bancorp	4.125%	5/24/21	7,160	7,794
US Bancorp	3.000%	3/15/22	2,100	2,131
US Bancorp	2.950%	7/15/22	15,384	15,209
US Bancorp	3.600%	9/11/24	2,175	2,207
US Bank NA	1.375%	9/11/17	6,775	6,777

33

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
US Bank NA	2.125%	10/28/19	14,000	13,957
Vesey Street Investment Trust I	4.404%	9/1/16	2,225	2,334
Wachovia Bank NA	6.000%	11/15/17	8,775	9,838
Wachovia Bank NA	5.850%	2/1/37	16,347	20,483
Wachovia Bank NA	6.600%	1/15/38	9,235	12,831
Wachovia Corp.	5.625%	10/15/16	14,610	15,722
Wachovia Corp.	5.750%	6/15/17	31,220	34,482
Wachovia Corp.	5.750%	2/1/18	5,225	5,850
Wachovia Corp.	6.605%	10/1/25	3,175	3,916
Wachovia Corp.	5.500%	8/1/35	11,770	13,779
Wachovia Corp.	6.550%	10/15/35	7,625	9,639
Wells Fargo & Co.	3.676%	6/15/16	44,705	46,385
Wells Fargo & Co.	1.250%	7/20/16	6,750	6,774
Wells Fargo & Co.	5.125%	9/15/16	110	117
Wells Fargo & Co.	2.625%	12/15/16	42,178	43,417
Wells Fargo & Co.	2.100%	5/8/17	21,450	21,818
Wells Fargo & Co.	1.150%	6/2/17	7,200	7,171
Wells Fargo & Co.	1.400%	9/8/17	22,000	21,981
Wells Fargo & Co.	5.625%	12/11/17	24,435	27,201
Wells Fargo & Co.	1.500%	1/16/18	3,700	3,674
Wells Fargo & Co.	2.150%	1/15/19	5,500	5,506
Wells Fargo & Co.	2.125%	4/22/19	21,150	21,117
Wells Fargo & Co.	3.000%	1/22/21	15,895	16,244
Wells Fargo & Co.	4.600%	4/1/21	19,449	21,615
Wells Fargo & Co.	3.500%	3/8/22	14,870	15,522
Wells Fargo & Co.	3.450%	2/13/23	13,338	13,460
Wells Fargo & Co.	4.125%	8/15/23	11,744	12,329
Wells Fargo & Co.	4.480%	1/16/24	6,987	7,435
Wells Fargo & Co.	3.300%	9/9/24	19,100	19,178
Wells Fargo & Co.	4.100%	6/3/26	13,100	13,351
Wells Fargo & Co.	5.375%	2/7/35	13,600	16,297
Wells Fargo & Co.	5.606%	1/15/44	20,270	23,857
Wells Fargo & Co.	4.650%	11/4/44	18,500	19,085
Wells Fargo Bank NA	5.750%	5/16/16	8,150	8,667
Wells Fargo Bank NA	5.950%	8/26/36	9,635	12,100
5 Wells Fargo Capital X	5.950%	12/1/86	3,757	3,832
Westpac Banking Corp.	1.125%	9/25/15	9,875	9,921
Westpac Banking Corp.	0.950%	1/12/16	6,200	6,214
Westpac Banking Corp.	1.200%	5/19/17	8,200	8,174
Westpac Banking Corp.	2.000%	8/14/17	5,400	5,472
Westpac Banking Corp.	1.500%	12/1/17	10,000	10,004
Westpac Banking Corp.	1.600%	1/12/18	11,160	11,120
Westpac Banking Corp.	2.250%	7/30/18	16,625	16,841
Westpac Banking Corp.	2.250%	1/17/19	13,390	13,529
Westpac Banking Corp.	4.875%	11/19/19	15,540	17,289
Brokerage (0.2%)
Affiliated Managers Group Inc.	4.250%	2/15/24	6,675	6,946
Ameriprise Financial Inc.	7.300%	6/28/19	3,547	4,292
Ameriprise Financial Inc.	5.300%	3/15/20	3,942	4,473
Ameriprise Financial Inc.	4.000%	10/15/23	7,875	8,322
Ameriprise Financial Inc.	3.700%	10/15/24	8,765	8,981
5 Ameriprise Financial Inc.	7.518%	6/1/66	4,575	4,895
BlackRock Inc.	6.250%	9/15/17	3,375	3,779
BlackRock Inc.	5.000%	12/10/19	8,098	9,146
BlackRock Inc.	4.250%	5/24/21	6,515	7,196
BlackRock Inc.	3.375%	6/1/22	10,800	11,168
BlackRock Inc.	3.500%	3/18/24	16,000	16,443
Charles Schwab Corp.	4.450%	7/22/20	7,200	7,910
Charles Schwab Corp.	3.225%	9/1/22	4,285	4,389
CME Group Inc.	3.000%	9/15/22	7,445	7,573
CME Group Inc.	5.300%	9/15/43	6,875	8,369
Eaton Vance Corp.	3.625%	6/15/23	3,075	3,143
8 FMR LLC	7.490%	6/15/19	800	960

34

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Franklin Resources Inc.	1.375%	9/15/17	1,600	1,595
Franklin Resources Inc.	4.625%	5/20/20	1,950	2,163
Franklin Resources Inc.	2.800%	9/15/22	8,650	8,638
IntercontinentalExchange Group Inc.	2.500%	10/15/18	4,770	4,857
IntercontinentalExchange Group Inc.	4.000%	10/15/23	12,321	12,963
Invesco Finance plc	3.125%	11/30/22	6,725	6,661
Invesco Finance plc	4.000%	1/30/24	6,278	6,578
Invesco Finance plc	5.375%	11/30/43	10,010	12,015
Jefferies Group LLC	5.125%	4/13/18	6,155	6,502
Jefferies Group LLC	8.500%	7/15/19	8,107	9,687
Jefferies Group LLC	6.875%	4/15/21	12,275	13,909
Jefferies Group LLC	5.125%	1/20/23	1,400	1,405
Jefferies Group LLC	6.450%	6/8/27	2,285	2,358
Jefferies Group LLC	6.250%	1/15/36	7,350	7,168
Jefferies Group LLC	6.500%	1/20/43	1,500	1,516
Lazard Group LLC	6.850%	6/15/17	8,425	9,381
Legg Mason Inc.	2.700%	7/15/19	950	954
Legg Mason Inc.	3.950%	7/15/24	2,250	2,282
Legg Mason Inc.	5.625%	1/15/44	7,200	8,203
Leucadia National Corp.	5.500%	10/18/23	5,000	5,115
Leucadia National Corp.	6.625%	10/23/43	2,725	2,768
NASDAQ OMX Group Inc.	5.550%	1/15/20	9,150	10,099
Nomura Holdings Inc.	2.000%	9/13/16	16,700	16,792
Nomura Holdings Inc.	2.750%	3/19/19	20,650	20,739
Nomura Holdings Inc.	6.700%	3/4/20	8,390	9,885
NYSE Euronext	2.000%	10/5/17	7,000	7,061
Raymond James Financial Inc.	4.250%	4/15/16	1,975	2,048
TD Ameritrade Holding Corp.	5.600%	12/1/19	2,425	2,772
TD Ameritrade Holding Corp.	3.625%	4/1/25	6,200	6,282
Finance Companies (0.7%)
Air Lease Corp.	4.500%	1/15/16	4,075	4,187
Air Lease Corp.	5.625%	4/1/17	9,725	10,454
Air Lease Corp.	2.125%	1/15/18	4,000	3,930
Air Lease Corp.	3.375%	1/15/19	23,600	23,895
Air Lease Corp.	4.750%	3/1/20	8,700	9,244
Air Lease Corp.	3.875%	4/1/21	4,075	4,095
Ares Capital Corp.	4.875%	11/30/18	9,975	10,481
Block Financial LLC	5.500%	11/1/22	350	386
Fifth Street Finance Corp.	4.875%	3/1/19	4,786	4,909
FS Investment Corp.	4.000%	7/15/19	3,225	3,213
FS Investment Corp.	4.250%	1/15/20	2,000	1,980
GATX Corp.	3.500%	7/15/16	1,475	1,523
GATX Corp.	1.250%	3/4/17	1,575	1,561
GATX Corp.	2.375%	7/30/18	7,050	7,097
GATX Corp.	2.500%	7/30/19	2,025	2,011
GATX Corp.	4.750%	6/15/22	4,700	5,143
GATX Corp.	5.200%	3/15/44	1,200	1,312
5 GE Capital Trust I	6.375%	11/15/67	6,345	6,837
General Electric Capital Corp.	1.000%	1/8/16	1,945	1,952
General Electric Capital Corp.	5.000%	1/8/16	8,145	8,509
General Electric Capital Corp.	2.950%	5/9/16	25,855	26,591
General Electric Capital Corp.	1.500%	7/12/16	8,870	8,959
General Electric Capital Corp.	3.350%	10/17/16	2,134	2,219
General Electric Capital Corp.	2.900%	1/9/17	9,554	9,890
General Electric Capital Corp.	5.400%	2/15/17	16,360	17,760
General Electric Capital Corp.	2.450%	3/15/17	4,625	4,754
General Electric Capital Corp.	2.300%	4/27/17	23,662	24,224
General Electric Capital Corp.	1.250%	5/15/17	8,600	8,613
General Electric Capital Corp.	5.625%	9/15/17	25,213	27,980
General Electric Capital Corp.	1.600%	11/20/17	7,905	7,960
General Electric Capital Corp.	1.625%	4/2/18	13,255	13,277
General Electric Capital Corp.	5.625%	5/1/18	31,339	35,245
General Electric Capital Corp.	2.300%	1/14/19	9,115	9,258

35

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
General Electric Capital Corp.	6.000%	8/7/19	15,305	17,797
General Electric Capital Corp.	2.100%	12/11/19	4,215	4,228
General Electric Capital Corp.	5.500%	1/8/20	19,689	22,559
General Electric Capital Corp.	5.550%	5/4/20	14,725	16,973
General Electric Capital Corp.	4.375%	9/16/20	13,632	14,925
General Electric Capital Corp.	4.625%	1/7/21	21,807	24,246
General Electric Capital Corp.	5.300%	2/11/21	22,680	25,878
General Electric Capital Corp.	4.650%	10/17/21	24,653	27,742
General Electric Capital Corp.	3.150%	9/7/22	17,050	17,317
General Electric Capital Corp.	3.100%	1/9/23	31,690	32,071
General Electric Capital Corp.	3.450%	5/15/24	7,740	8,009
General Electric Capital Corp.	6.750%	3/15/32	47,339	64,475
General Electric Capital Corp.	6.150%	8/7/37	26,665	34,661
General Electric Capital Corp.	5.875%	1/14/38	53,692	67,795
General Electric Capital Corp.	6.875%	1/10/39	33,810	47,723
5 General Electric Capital Corp.	6.375%	11/15/67	14,427	15,545
HSBC Finance Corp.	5.500%	1/19/16	15,252	15,949
HSBC Finance Corp.	6.676%	1/15/21	52,624	62,447
8 International Lease Finance Corp.	6.750%	9/1/16	33,065	35,380
8 International Lease Finance Corp.	7.125%	9/1/18	12,340	13,821
Prospect Capital Corp.	5.000%	7/15/19	3,900	3,972
Prospect Capital Corp.	5.875%	3/15/23	1,785	1,838
Insurance (1.2%)
ACE Capital Trust II	9.700%	4/1/30	2,089	3,118
ACE INA Holdings Inc.	5.700%	2/15/17	2,948	3,220
ACE INA Holdings Inc.	5.800%	3/15/18	1,256	1,413
ACE INA Holdings Inc.	5.900%	6/15/19	2,755	3,170
ACE INA Holdings Inc.	2.700%	3/13/23	8,648	8,405
ACE INA Holdings Inc.	3.350%	5/15/24	4,950	4,997
ACE INA Holdings Inc.	6.700%	5/15/36	1,040	1,463
ACE INA Holdings Inc.	4.150%	3/13/43	2,583	2,701
AEGON Funding Co. LLC	5.750%	12/15/20	12,100	13,939
Aetna Inc.	1.750%	5/15/17	2,675	2,693
Aetna Inc.	1.500%	11/15/17	7,650	7,609
Aetna Inc.	4.125%	6/1/21	350	377
Aetna Inc.	2.750%	11/15/22	9,950	9,681
Aetna Inc.	3.500%	11/15/24	11,980	12,159
Aetna Inc.	6.625%	6/15/36	9,391	12,523
Aetna Inc.	6.750%	12/15/37	6,055	8,022
Aetna Inc.	4.500%	5/15/42	2,653	2,803
Aetna Inc.	4.125%	11/15/42	1,668	1,669
Aetna Inc.	4.750%	3/15/44	3,225	3,533
Aflac Inc.	2.650%	2/15/17	7,520	7,738
Aflac Inc.	4.000%	2/15/22	4,525	4,792
Aflac Inc.	3.625%	6/15/23	6,700	6,824
Aflac Inc.	6.900%	12/17/39	4,725	6,414
Aflac Inc.	6.450%	8/15/40	5,033	6,561
AIG Life Holdings Inc.	8.500%	7/1/30	2,200	2,965
Alleghany Corp.	5.625%	9/15/20	1,700	1,911
Alleghany Corp.	4.950%	6/27/22	3,550	3,906
Alleghany Corp.	4.900%	9/15/44	4,750	4,939
Allied World Assurance Co. Ltd.	7.500%	8/1/16	15,253	16,655
Allstate Corp.	3.150%	6/15/23	9,850	9,792
Allstate Corp.	5.350%	6/1/33	1,354	1,640
Allstate Corp.	5.550%	5/9/35	2,606	3,226
Allstate Corp.	5.950%	4/1/36	53	69
Allstate Corp.	4.500%	6/15/43	6,185	6,829
5 Allstate Corp.	5.750%	8/15/53	4,000	4,200
5 Allstate Corp.	6.125%	5/15/67	1,431	1,513
5 Allstate Corp.	6.500%	5/15/67	4,475	4,923
Alterra Finance LLC	6.250%	9/30/20	2,035	2,363
American Financial Group Inc.	9.875%	6/15/19	8,054	10,347
American International Group Inc.	5.600%	10/18/16	6,310	6,781

36

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
American International Group Inc.	5.450%	5/18/17	7,450	8,122
American International Group Inc.	5.850%	1/16/18	17,133	19,146
American International Group Inc.	2.300%	7/16/19	14,000	14,004
American International Group Inc.	3.375%	8/15/20	6,450	6,684
American International Group Inc.	6.400%	12/15/20	22,084	26,284
American International Group Inc.	4.875%	6/1/22	11,998	13,464
American International Group Inc.	4.125%	2/15/24	8,965	9,542
American International Group Inc.	6.250%	5/1/36	9,285	11,977
American International Group Inc.	6.820%	11/15/37	955	1,311
American International Group Inc.	4.500%	7/16/44	25,325	26,599
5 American International Group Inc.	8.175%	5/15/68	11,738	15,890
5 American International Group Inc.	6.250%	3/15/87	4,960	5,535
Anthem Inc.	1.250%	9/10/15	3,100	3,112
Anthem Inc.	5.875%	6/15/17	425	467
Anthem Inc.	1.875%	1/15/18	6,150	6,140
Anthem Inc.	7.000%	2/15/19	860	1,014
Anthem Inc.	2.250%	8/15/19	1,750	1,728
Anthem Inc.	4.350%	8/15/20	6,250	6,772
Anthem Inc.	3.700%	8/15/21	7,125	7,461
Anthem Inc.	3.125%	5/15/22	3,825	3,824
Anthem Inc.	3.300%	1/15/23	9,665	9,631
Anthem Inc.	3.500%	8/15/24	7,500	7,561
Anthem Inc.	5.950%	12/15/34	7,525	9,314
Anthem Inc.	5.850%	1/15/36	6,885	8,460
Anthem Inc.	6.375%	6/15/37	6,493	8,419
Anthem Inc.	4.625%	5/15/42	11,118	11,675
Anthem Inc.	4.650%	1/15/43	12,618	13,121
Anthem Inc.	5.100%	1/15/44	8,000	8,982
Aon Corp.	5.000%	9/30/20	13,410	14,967
Aon Corp.	8.205%	1/1/27	1,669	2,161
Aon Corp.	6.250%	9/30/40	3,550	4,522
Aon plc	3.500%	6/14/24	5,425	5,432
Aon plc	4.450%	5/24/43	1,900	1,890
Aon plc	4.600%	6/14/44	9,975	10,340
Arch Capital Group Ltd.	7.350%	5/1/34	4,510	6,253
Arch Capital Group US Inc.	5.144%	11/1/43	750	838
Aspen Insurance Holdings Ltd.	6.000%	12/15/20	2,075	2,373
Aspen Insurance Holdings Ltd.	4.650%	11/15/23	11,225	11,651
Assurant Inc.	4.000%	3/15/23	75	77
Assurant Inc.	6.750%	2/15/34	6,000	7,417
AXA SA	8.600%	12/15/30	15,032	20,387
AXIS Specialty Finance LLC	5.875%	6/1/20	9,775	11,066
AXIS Specialty Finance plc	2.650%	4/1/19	1,000	1,003
AXIS Specialty Finance plc	5.150%	4/1/45	1,225	1,334
Berkshire Hathaway Finance Corp.	2.450%	12/15/15	222	226
Berkshire Hathaway Finance Corp.	0.950%	8/15/16	150	151
Berkshire Hathaway Finance Corp.	1.600%	5/15/17	7,950	8,020
Berkshire Hathaway Finance Corp.	1.300%	5/15/18	7,075	7,014
Berkshire Hathaway Finance Corp.	5.400%	5/15/18	4,950	5,543
Berkshire Hathaway Finance Corp.	2.000%	8/15/18	5,900	5,963
Berkshire Hathaway Finance Corp.	2.900%	10/15/20	4,400	4,507
Berkshire Hathaway Finance Corp.	4.250%	1/15/21	2,150	2,363
Berkshire Hathaway Finance Corp.	3.000%	5/15/22	14,625	14,827
Berkshire Hathaway Finance Corp.	5.750%	1/15/40	6,915	8,855
Berkshire Hathaway Finance Corp.	4.400%	5/15/42	4,575	4,893
Berkshire Hathaway Finance Corp.	4.300%	5/15/43	4,350	4,607
Berkshire Hathaway Inc.	0.800%	2/11/16	1,255	1,258
Berkshire Hathaway Inc.	2.200%	8/15/16	16,825	17,176
Berkshire Hathaway Inc.	1.900%	1/31/17	200	203
Berkshire Hathaway Inc.	1.550%	2/9/18	975	974
Berkshire Hathaway Inc.	2.100%	8/14/19	10,000	10,047
Berkshire Hathaway Inc.	3.750%	8/15/21	2,500	2,681
Berkshire Hathaway Inc.	3.000%	2/11/23	10,540	10,653
Berkshire Hathaway Inc.	4.500%	2/11/43	2,290	2,494

37

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Brown & Brown Inc.	4.200%	9/15/24	3,200	3,240
Chubb Corp.	5.750%	5/15/18	5,875	6,635
Chubb Corp.	6.000%	5/11/37	5,475	7,130
Chubb Corp.	6.500%	5/15/38	1,905	2,627
5 Chubb Corp.	6.375%	3/29/67	11,075	11,850
Cigna Corp.	2.750%	11/15/16	4,910	5,041
Cigna Corp.	5.125%	6/15/20	6,525	7,271
Cigna Corp.	4.375%	12/15/20	3,600	3,883
Cigna Corp.	4.500%	3/15/21	875	955
Cigna Corp.	4.000%	2/15/22	7,975	8,403
Cigna Corp.	7.875%	5/15/27	1,325	1,800
Cigna Corp.	6.150%	11/15/36	3,143	3,935
Cigna Corp.	5.875%	3/15/41	2,725	3,395
Cigna Corp.	5.375%	2/15/42	8,696	10,260
Cincinnati Financial Corp.	6.920%	5/15/28	3,575	4,540
Cincinnati Financial Corp.	6.125%	11/1/34	2,045	2,456
CNA Financial Corp.	6.500%	8/15/16	3,625	3,920
CNA Financial Corp.	7.350%	11/15/19	8,500	10,141
CNA Financial Corp.	5.875%	8/15/20	5,870	6,698
CNA Financial Corp.	5.750%	8/15/21	1,118	1,278
Coventry Health Care Inc.	5.950%	3/15/17	2,250	2,462
Coventry Health Care Inc.	5.450%	6/15/21	3,675	4,201
Endurance Specialty Holdings Ltd.	7.000%	7/15/34	6,875	8,560
Everest Reinsurance Holdings Inc.	4.868%	6/1/44	4,500	4,730
Fidelity National Financial Inc.	5.500%	9/1/22	850	923
First American Financial Corp.	4.300%	2/1/23	2,675	2,689
First American Financial Corp.	4.600%	11/15/24	4,825	4,893
Hartford Financial Services Group Inc.	5.500%	10/15/16	3,075	3,298
Hartford Financial Services Group Inc.	5.375%	3/15/17	2,400	2,593
Hartford Financial Services Group Inc.	4.000%	10/15/17	1,675	1,782
Hartford Financial Services Group Inc.	6.300%	3/15/18	6,770	7,656
Hartford Financial Services Group Inc.	6.000%	1/15/19	3,309	3,759
Hartford Financial Services Group Inc.	5.125%	4/15/22	1,035	1,162
Hartford Financial Services Group Inc.	5.950%	10/15/36	2,795	3,442
Hartford Financial Services Group Inc.	6.100%	10/1/41	2,525	3,158
Hartford Financial Services Group Inc.	4.300%	4/15/43	6,615	6,800
HCC Insurance Holdings Inc.	6.300%	11/15/19	3,250	3,742
Humana Inc.	7.200%	6/15/18	6,405	7,465
Humana Inc.	6.300%	8/1/18	200	228
Humana Inc.	2.625%	10/1/19	2,100	2,099
Humana Inc.	3.150%	12/1/22	6,050	5,896
Humana Inc.	3.850%	10/1/24	5,675	5,753
Humana Inc.	8.150%	6/15/38	5,018	7,275
Humana Inc.	4.625%	12/1/42	4,443	4,495
Humana Inc.	4.950%	10/1/44	11,475	12,216
Infinity Property & Casualty Corp.	5.000%	9/19/22	1,975	2,102
Lincoln National Corp.	8.750%	7/1/19	197	247
Lincoln National Corp.	6.250%	2/15/20	1,018	1,187
Lincoln National Corp.	4.200%	3/15/22	2,800	2,967
Lincoln National Corp.	4.000%	9/1/23	5,780	6,016
Lincoln National Corp.	6.150%	4/7/36	7,325	9,081
Lincoln National Corp.	7.000%	6/15/40	1,421	1,961
5 Lincoln National Corp.	7.000%	5/17/66	15,300	15,338
5 Lincoln National Corp.	6.050%	4/20/67	700	701
Loews Corp.	5.250%	3/15/16	3,200	3,363
Loews Corp.	2.625%	5/15/23	6,890	6,514
Loews Corp.	6.000%	2/1/35	643	791
Loews Corp.	4.125%	5/15/43	13,391	12,712
Manulife Financial Corp.	4.900%	9/17/20	14,400	15,861
Markel Corp.	7.125%	9/30/19	6,660	7,911
Markel Corp.	4.900%	7/1/22	700	768
Markel Corp.	3.625%	3/30/23	625	630
Markel Corp.	5.000%	3/30/43	2,825	3,002
Marsh & McLennan Cos. Inc.	2.300%	4/1/17	450	456

38

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Marsh & McLennan Cos. Inc.	2.550%	10/15/18	3,225	3,291
Marsh & McLennan Cos. Inc.	2.350%	9/10/19	1,150	1,153
Marsh & McLennan Cos. Inc.	4.800%	7/15/21	1,720	1,907
Marsh & McLennan Cos. Inc.	4.050%	10/15/23	4,568	4,820
Marsh & McLennan Cos. Inc.	3.500%	6/3/24	5,525	5,516
Marsh & McLennan Cos. Inc.	3.500%	3/10/25	6,100	6,141
Marsh & McLennan Cos. Inc.	5.875%	8/1/33	2,634	3,253
MetLife Inc.	5.000%	6/15/15	6,556	6,684
MetLife Inc.	6.750%	6/1/16	7,255	7,823
MetLife Inc.	1.756%	12/15/17	6,122	6,149
MetLife Inc.	1.903%	12/15/17	5,340	5,352
MetLife Inc.	6.817%	8/15/18	3,815	4,454
MetLife Inc.	7.717%	2/15/19	4,771	5,795
MetLife Inc.	4.750%	2/8/21	4,740	5,291
MetLife Inc.	3.048%	12/15/22	4,750	4,726
MetLife Inc.	3.600%	4/10/24	15,600	16,045
MetLife Inc.	6.500%	12/15/32	2,725	3,633
MetLife Inc.	6.375%	6/15/34	2,375	3,170
MetLife Inc.	5.700%	6/15/35	11,775	14,740
MetLife Inc.	5.875%	2/6/41	11,740	14,706
MetLife Inc.	4.125%	8/13/42	8,970	9,005
MetLife Inc.	4.875%	11/13/43	5,275	5,933
MetLife Inc.	4.721%	12/15/44	8,500	9,422
5 MetLife Inc.	6.400%	12/15/66	19,647	21,906
5 MetLife Inc.	10.750%	8/1/69	935	1,519
Montpelier Re Holdings Ltd.	4.700%	10/15/22	600	618
Munich Re America Corp.	7.450%	12/15/26	2,350	3,085
5 Nationwide Financial Services Inc.	6.750%	5/15/67	500	523
Navigators Group Inc.	5.750%	10/15/23	2,000	2,157
Old Republic International Corp.	4.875%	10/1/24	5,800	6,034
OneBeacon US Holdings Inc.	4.600%	11/9/22	1,700	1,771
PartnerRe Finance B LLC	5.500%	6/1/20	14,234	16,009
Primerica Inc.	4.750%	7/15/22	900	989
Principal Financial Group Inc.	1.850%	11/15/17	1,300	1,301
Principal Financial Group Inc.	8.875%	5/15/19	1,238	1,551
Principal Financial Group Inc.	3.300%	9/15/22	2,525	2,530
Principal Financial Group Inc.	3.125%	5/15/23	3,645	3,593
Principal Financial Group Inc.	6.050%	10/15/36	4,400	5,481
Principal Financial Group Inc.	4.625%	9/15/42	2,955	3,104
Principal Financial Group Inc.	4.350%	5/15/43	968	982
ProAssurance Corp.	5.300%	11/15/23	1,375	1,509
Progressive Corp.	3.750%	8/23/21	9,923	10,638
Progressive Corp.	6.625%	3/1/29	4,600	6,120
Progressive Corp.	6.250%	12/1/32	25	33
Progressive Corp.	4.350%	4/25/44	2,700	2,910
5 Progressive Corp.	6.700%	6/15/67	7,050	7,623
Protective Life Corp.	7.375%	10/15/19	4,855	5,855
Protective Life Corp.	8.450%	10/15/39	5,810	8,749
Prudential Financial Inc.	5.500%	3/15/16	3,773	3,976
Prudential Financial Inc.	6.000%	12/1/17	4,174	4,677
Prudential Financial Inc.	7.375%	6/15/19	1,070	1,287
Prudential Financial Inc.	2.350%	8/15/19	5,500	5,506
Prudential Financial Inc.	5.375%	6/21/20	3,205	3,621
Prudential Financial Inc.	3.500%	5/15/24	10,450	10,617
Prudential Financial Inc.	5.750%	7/15/33	495	602
Prudential Financial Inc.	5.400%	6/13/35	9,035	10,484
Prudential Financial Inc.	5.900%	3/17/36	11,462	13,903
Prudential Financial Inc.	5.700%	12/14/36	11,293	13,432
Prudential Financial Inc.	6.625%	12/1/37	578	759
Prudential Financial Inc.	6.625%	6/21/40	5,325	6,980
Prudential Financial Inc.	5.625%	5/12/41	268	317
5 Prudential Financial Inc.	5.875%	9/15/42	4,700	4,959
5 Prudential Financial Inc.	5.625%	6/15/43	16,650	17,108
Prudential Financial Inc.	5.100%	8/15/43	1,700	1,922

39

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 Prudential Financial Inc.	5.200%	3/15/44	6,025	5,965
Prudential Financial Inc.	4.600%	5/15/44	11,550	12,162
5 Prudential Financial Inc.	8.875%	6/15/68	725	847
Reinsurance Group of America Inc.	4.700%	9/15/23	5,825	6,272
5 Reinsurance Group of America Inc.	6.750%	12/15/65	7,150	7,311
StanCorp Financial Group Inc.	5.000%	8/15/22	1,275	1,367
Swiss Re Solutions Holding Corp.	7.000%	2/15/26	2,064	2,621
Torchmark Corp.	6.375%	6/15/16	1,500	1,610
Torchmark Corp.	3.800%	9/15/22	75	77
Transatlantic Holdings Inc.	8.000%	11/30/39	9,588	13,834
Travelers Cos. Inc.	5.500%	12/1/15	1,025	1,067
Travelers Cos. Inc.	6.250%	6/20/16	2,625	2,830
Travelers Cos. Inc.	5.750%	12/15/17	3,825	4,273
Travelers Cos. Inc.	5.800%	5/15/18	150	169
Travelers Cos. Inc.	5.900%	6/2/19	11,200	12,960
Travelers Cos. Inc.	3.900%	11/1/20	585	627
Travelers Cos. Inc.	6.750%	6/20/36	10	14
Travelers Cos. Inc.	6.250%	6/15/37	5,768	7,677
Travelers Cos. Inc.	5.350%	11/1/40	2,415	2,945
Travelers Cos. Inc.	4.600%	8/1/43	14,735	16,499
Travelers Property Casualty Corp.	6.375%	3/15/33	710	954
Trinity Acquisition plc	4.625%	8/15/23	3,350	3,468
Trinity Acquisition plc	6.125%	8/15/43	3,650	4,175
UnitedHealth Group Inc.	5.375%	3/15/16	200	211
UnitedHealth Group Inc.	1.875%	11/15/16	900	915
UnitedHealth Group Inc.	6.000%	6/15/17	7,650	8,495
UnitedHealth Group Inc.	1.400%	12/15/17	7,200	7,189
UnitedHealth Group Inc.	6.000%	2/15/18	10,645	12,007
UnitedHealth Group Inc.	1.625%	3/15/19	4,725	4,655
UnitedHealth Group Inc.	2.300%	12/15/19	11,200	11,234
UnitedHealth Group Inc.	3.875%	10/15/20	205	218
UnitedHealth Group Inc.	4.700%	2/15/21	2,550	2,840
UnitedHealth Group Inc.	2.875%	12/15/21	11,000	11,104
UnitedHealth Group Inc.	2.875%	3/15/22	2,900	2,914
UnitedHealth Group Inc.	2.750%	2/15/23	5,220	5,123
UnitedHealth Group Inc.	2.875%	3/15/23	5,000	4,965
UnitedHealth Group Inc.	5.800%	3/15/36	2,593	3,213
UnitedHealth Group Inc.	6.500%	6/15/37	1,425	1,903
UnitedHealth Group Inc.	6.625%	11/15/37	9,025	12,251
UnitedHealth Group Inc.	6.875%	2/15/38	16,883	23,833
UnitedHealth Group Inc.	5.700%	10/15/40	170	213
UnitedHealth Group Inc.	5.950%	2/15/41	2,705	3,502
UnitedHealth Group Inc.	4.625%	11/15/41	4,830	5,207
UnitedHealth Group Inc.	4.375%	3/15/42	270	288
UnitedHealth Group Inc.	3.950%	10/15/42	7,708	7,681
UnitedHealth Group Inc.	4.250%	3/15/43	8,750	9,146
Unum Group	7.125%	9/30/16	3,700	4,042
Unum Group	5.625%	9/15/20	2,200	2,491
Unum Group	4.000%	3/15/24	2,000	2,051
Unum Group	5.750%	8/15/42	1,900	2,206
Validus Holdings Ltd.	8.875%	1/26/40	3,800	5,237
Voya Financial Inc.	2.900%	2/15/18	8,885	9,076
Voya Financial Inc.	5.500%	7/15/22	1,050	1,186
Voya Financial Inc.	5.700%	7/15/43	9,350	11,158
Willis Group Holdings plc	5.750%	3/15/21	9,351	10,440
Willis North America Inc.	6.200%	3/28/17	2,495	2,699
WR Berkley Corp.	5.375%	9/15/20	550	613
WR Berkley Corp.	4.625%	3/15/22	500	537
XLIT Ltd.	2.300%	12/15/18	1,050	1,050
XLIT Ltd.	5.750%	10/1/21	5,430	6,305
XLIT Ltd.	6.375%	11/15/24	560	666
XLIT Ltd.	6.250%	5/15/27	2,225	2,684
XLIT Ltd.	5.250%	12/15/43	6,850	7,728

40

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Other Finance (0.0%)
Jones Lang LaSalle Inc.	4.400%	11/15/22	825	851
ORIX Corp.	5.000%	1/12/16	3,235	3,352
ORIX Corp.	3.750%	3/9/17	7,600	7,871
XTRA Finance Corp.	5.150%	4/1/17	11,825	12,777
Real Estate Investment Trusts (0.6%)
Alexandria Real Estate Equities Inc.	2.750%	1/15/20	1,450	1,434
Alexandria Real Estate Equities Inc.	4.600%	4/1/22	5,025	5,336
Alexandria Real Estate Equities Inc.	3.900%	6/15/23	450	452
Alexandria Real Estate Equities Inc.	4.500%	7/30/29	2,875	2,933
American Campus Communities Operating Partnership
LP	4.125%	7/1/24	3,200	3,239
AvalonBay Communities Inc.	5.750%	9/15/16	825	889
AvalonBay Communities Inc.	2.850%	3/15/23	8,944	8,638
AvalonBay Communities Inc.	4.200%	12/15/23	1,555	1,654
AvalonBay Communities Inc.	3.500%	11/15/24	4,500	4,515
BioMed Realty LP	3.850%	4/15/16	5,525	5,694
BioMed Realty LP	2.625%	5/1/19	1,500	1,497
Boston Properties LP	3.700%	11/15/18	800	844
Boston Properties LP	5.875%	10/15/19	220	252
Boston Properties LP	5.625%	11/15/20	9,225	10,527
Boston Properties LP	4.125%	5/15/21	3,365	3,572
Boston Properties LP	3.850%	2/1/23	10,868	11,265
Boston Properties LP	3.125%	9/1/23	2,450	2,398
Boston Properties LP	3.800%	2/1/24	7,525	7,728
Brandywine Operating Partnership LP	5.700%	5/1/17	6,830	7,381
Brandywine Operating Partnership LP	4.950%	4/15/18	3,325	3,551
Brandywine Operating Partnership LP	4.100%	10/1/24	3,125	3,155
Brandywine Operating Partnership LP	4.550%	10/1/29	2,000	2,017
Camden Property Trust	2.950%	12/15/22	6,225	6,074
Camden Property Trust	4.875%	6/15/23	3,470	3,827
Camden Property Trust	4.250%	1/15/24	3,050	3,221
CBL & Associates LP	5.250%	12/1/23	4,750	5,081
CBL & Associates LP	4.600%	10/15/24	4,425	4,498
Corporate Office Properties LP	3.700%	6/15/21	1,325	1,326
Corporate Office Properties LP	3.600%	5/15/23	5,815	5,587
CubeSmart LP	4.375%	12/15/23	4,400	4,662
DCT Industrial Operating Partnership LP	4.500%	10/15/23	2,550	2,659
DDR Corp.	7.875%	9/1/20	10,000	12,381
DDR Corp.	3.500%	1/15/21	11,155	11,245
DDR Corp.	4.625%	7/15/22	8,425	8,995
DDR Corp.	3.375%	5/15/23	8,225	7,988
Digital Realty Trust LP	5.875%	2/1/20	2,175	2,432
Digital Realty Trust LP	5.250%	3/15/21	9,145	9,980
Duke Realty LP	5.950%	2/15/17	5,400	5,857
Duke Realty LP	8.250%	8/15/19	3,700	4,571
Duke Realty LP	6.750%	3/15/20	1,043	1,227
Duke Realty LP	3.625%	4/15/23	3,948	3,960
Duke Realty LP	3.750%	12/1/24	2,300	2,330
EPR Properties	5.750%	8/15/22	1,150	1,252
EPR Properties	5.250%	7/15/23	6,300	6,572
Equity CommonWealth	6.250%	6/15/17	5,075	5,440
Equity Commonwealth	5.875%	9/15/20	3,200	3,494
Equity One Inc.	3.750%	11/15/22	3,000	3,010
ERP Operating LP	5.125%	3/15/16	5,500	5,766
ERP Operating LP	5.375%	8/1/16	5,925	6,310
ERP Operating LP	5.750%	6/15/17	2,475	2,723
ERP Operating LP	4.750%	7/15/20	2,210	2,417
ERP Operating LP	4.625%	12/15/21	15,335	16,795
ERP Operating LP	3.000%	4/15/23	2,453	2,412
ERP Operating LP	4.500%	7/1/44	7,175	7,505
Essex Portfolio LP	5.500%	3/15/17	25	27
Essex Portfolio LP	3.375%	1/15/23	5,375	5,284

41

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Essex Portfolio LP	3.250%	5/1/23	3,025	2,945
Excel Trust LP	4.625%	5/15/24	2,600	2,699
Federal Realty Investment Trust	3.000%	8/1/22	3,050	3,062
Federal Realty Investment Trust	2.750%	6/1/23	4,285	4,128
Federal Realty Investment Trust	4.500%	12/1/44	2,525	2,629
HCP Inc.	3.750%	2/1/16	25,075	25,773
HCP Inc.	6.300%	9/15/16	9,415	10,195
HCP Inc.	6.000%	1/30/17	3,220	3,512
HCP Inc.	5.625%	5/1/17	100	109
HCP Inc.	6.700%	1/30/18	2,820	3,209
HCP Inc.	3.750%	2/1/19	9,525	9,979
HCP Inc.	2.625%	2/1/20	775	767
HCP Inc.	5.375%	2/1/21	4,390	4,915
HCP Inc.	3.150%	8/1/22	700	689
HCP Inc.	4.250%	11/15/23	1,702	1,788
HCP Inc.	4.200%	3/1/24	2,950	3,061
HCP Inc.	6.750%	2/1/41	300	407
Health Care REIT Inc.	3.625%	3/15/16	2,450	2,522
Health Care REIT Inc.	6.200%	6/1/16	9,400	10,034
Health Care REIT Inc.	4.700%	9/15/17	4,150	4,462
Health Care REIT Inc.	2.250%	3/15/18	4,653	4,683
Health Care REIT Inc.	4.125%	4/1/19	4,855	5,170
Health Care REIT Inc.	4.950%	1/15/21	8,610	9,439
Health Care REIT Inc.	5.250%	1/15/22	8,675	9,602
Health Care REIT Inc.	3.750%	3/15/23	4,275	4,329
Health Care REIT Inc.	6.500%	3/15/41	3,400	4,480
Health Care REIT Inc.	5.125%	3/15/43	4,050	4,462
Healthcare Realty Trust Inc.	6.500%	1/17/17	3,929	4,291
Healthcare Realty Trust Inc.	5.750%	1/15/21	2,550	2,856
Healthcare Realty Trust Inc.	3.750%	4/15/23	425	420
Healthcare Trust of America Holdings LP	3.375%	7/15/21	2,800	2,789
Healthcare Trust of America Holdings LP	3.700%	4/15/23	1,500	1,488
Highwoods Realty LP	3.200%	6/15/21	14,100	14,043
Hospitality Properties Trust	6.700%	1/15/18	10,375	11,489
Hospitality Properties Trust	5.000%	8/15/22	1,255	1,321
Hospitality Properties Trust	4.500%	6/15/23	4,050	4,112
Hospitality Properties Trust	4.650%	3/15/24	1,175	1,204
Hospitality Properties Trust	4.500%	3/15/25	3,300	3,310
Kilroy Realty LP	4.800%	7/15/18	10,725	11,541
Kilroy Realty LP	3.800%	1/15/23	3,025	3,063
Kimco Realty Corp.	5.783%	3/15/16	1,100	1,159
Kimco Realty Corp.	5.700%	5/1/17	5,625	6,127
Kimco Realty Corp.	4.300%	2/1/18	1,630	1,737
Kimco Realty Corp.	6.875%	10/1/19	5,532	6,549
Kimco Realty Corp.	3.200%	5/1/21	5,500	5,544
Kimco Realty Corp.	3.125%	6/1/23	3,300	3,234
Lexington Realty Trust	4.400%	6/15/24	2,775	2,820
Liberty Property LP	5.500%	12/15/16	1,875	2,007
Liberty Property LP	6.625%	10/1/17	2,900	3,252
Liberty Property LP	4.750%	10/1/20	524	568
Liberty Property LP	3.375%	6/15/23	1,250	1,220
Liberty Property LP	4.400%	2/15/24	1,300	1,365
Mack-Cali Realty LP	2.500%	12/15/17	650	651
Mack-Cali Realty LP	7.750%	8/15/19	6,525	7,735
Mack-Cali Realty LP	4.500%	4/18/22	3,550	3,589
Mack-Cali Realty LP	3.150%	5/15/23	2,000	1,832
Mid-America Apartments LP	4.300%	10/15/23	12,400	13,057
Mid-America Apartments LP	3.750%	6/15/24	4,310	4,341
National Retail Properties Inc.	6.875%	10/15/17	10,350	11,754
National Retail Properties Inc.	5.500%	7/15/21	4,500	5,113
National Retail Properties Inc.	3.800%	10/15/22	3,000	3,075
National Retail Properties Inc.	3.300%	4/15/23	4,750	4,665
Omega Healthcare Investors Inc.	6.750%	10/15/22	2,534	2,686
Omega Healthcare Investors Inc.	5.875%	3/15/24	1,524	1,623

42

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Omega Healthcare Investors Inc.	4.950%	4/1/24	3,975	4,094
8 Omega Healthcare Investors Inc.	4.500%	1/15/25	3,000	2,985
Piedmont Operating Partnership LP	3.400%	6/1/23	1,912	1,855
Piedmont Operating Partnership LP	4.450%	3/15/24	3,450	3,555
Post Apartment Homes LP	3.375%	12/1/22	1,825	1,812
Prologis LP	4.500%	8/15/17	2,725	2,906
ProLogis LP	2.750%	2/15/19	2,400	2,436
Prologis LP	6.875%	3/15/20	7,225	8,534
Prologis LP	3.350%	2/1/21	4,000	4,055
ProLogis LP	4.250%	8/15/23	5,495	5,803
Realty Income Corp.	5.950%	9/15/16	150	162
Realty Income Corp.	2.000%	1/31/18	1,000	1,001
Realty Income Corp.	6.750%	8/15/19	8,310	9,766
Realty Income Corp.	5.750%	1/15/21	5,175	5,893
Realty Income Corp.	5.875%	3/15/35	8,085	9,735
Regency Centers LP	5.250%	8/1/15	2,925	2,997
Regency Centers LP	3.750%	6/15/24	6,024	6,134
Retail Opportunity Investments Corp.	5.000%	12/15/23	1,675	1,823
Senior Housing Properties Trust	4.300%	1/15/16	3,650	3,723
Senior Housing Properties Trust	3.250%	5/1/19	5,000	5,030
Senior Housing Properties Trust	4.750%	5/1/24	1,775	1,823
Simon Property Group LP	5.750%	12/1/15	15,350	15,870
Simon Property Group LP	5.250%	12/1/16	17,641	18,862
Simon Property Group LP	2.800%	1/30/17	2,685	2,765
Simon Property Group LP	2.150%	9/15/17	6,425	6,549
Simon Property Group LP	6.125%	5/30/18	5,450	6,202
Simon Property Group LP	5.650%	2/1/20	12,270	14,092
Simon Property Group LP	4.375%	3/1/21	8,845	9,690
Simon Property Group LP	4.125%	12/1/21	7,313	7,941
Simon Property Group LP	3.375%	3/15/22	2,775	2,862
Simon Property Group LP	2.750%	2/1/23	2,150	2,113
Simon Property Group LP	3.750%	2/1/24	5,600	5,881
Simon Property Group LP	6.750%	2/1/40	11,593	16,135
Simon Property Group LP	4.750%	3/15/42	1,900	2,116
Simon Property Group LP	4.250%	10/1/44	2,060	2,136
Tanger Properties LP	3.875%	12/1/23	3,345	3,432
Tanger Properties LP	3.750%	12/1/24	1,300	1,312
UDR Inc.	4.250%	6/1/18	1,300	1,387
UDR Inc.	3.700%	10/1/20	6,110	6,327
UDR Inc.	4.625%	1/10/22	12,145	13,082
Ventas Realty LP	1.550%	9/26/16	1,400	1,406
Ventas Realty LP	1.250%	4/17/17	4,000	3,966
Ventas Realty LP	3.750%	5/1/24	2,000	2,016
Ventas Realty LP	5.700%	9/30/43	4,475	5,364
Ventas Realty LP / Ventas Capital Corp.	2.000%	2/15/18	6,423	6,423
Ventas Realty LP / Ventas Capital Corp.	4.000%	4/30/19	100	106
Ventas Realty LP / Ventas Capital Corp.	2.700%	4/1/20	3,625	3,600
Ventas Realty LP / Ventas Capital Corp.	4.750%	6/1/21	4,900	5,330
Ventas Realty LP / Ventas Capital Corp.	4.250%	3/1/22	620	651
Ventas Realty LP / Ventas Capital Corp.	3.250%	8/15/22	10,563	10,422
Vornado Realty LP	2.500%	6/30/19	8,500	8,418
Washington REIT	4.950%	10/1/20	475	514
Washington REIT	3.950%	10/15/22	2,650	2,659
Weingarten Realty Investors	3.375%	10/15/22	1,275	1,262
Weingarten Realty Investors	3.500%	4/15/23	3,925	3,877
Weingarten Realty Investors	4.450%	1/15/24	450	479
WP Carey Inc.	4.600%	4/1/24	6,025	6,325
				11,483,017
Industrial (15.2%)
Basic Industry (1.3%)
Agrium Inc.	6.750%	1/15/19	7,080	8,166
Agrium Inc.	3.150%	10/1/22	2,101	2,041
Agrium Inc.	3.500%	6/1/23	10,000	9,878

43

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Agrium Inc.	6.125%	1/15/41	6,693	7,814
Agrium Inc.	4.900%	6/1/43	2,200	2,279
Agrium Inc.	5.250%	1/15/45	6,815	7,447
Air Products & Chemicals Inc.	2.000%	8/2/16	5,325	5,414
Air Products & Chemicals Inc.	3.000%	11/3/21	1,325	1,351
Air Products & Chemicals Inc.	2.750%	2/3/23	7,125	6,958
Air Products & Chemicals Inc.	3.350%	7/31/24	6,350	6,464
Airgas Inc.	3.650%	7/15/24	7,000	7,158
Albemarle Corp.	3.000%	12/1/19	2,475	2,473
Albemarle Corp.	4.500%	12/15/20	500	539
Albemarle Corp.	4.150%	12/1/24	4,500	4,595
Albemarle Corp.	5.450%	12/1/44	4,950	5,297
8 Anglo American Capital plc	4.125%	9/27/22	575	569
Barrick Gold Corp.	6.950%	4/1/19	2,134	2,435
Barrick Gold Corp.	3.850%	4/1/22	19,312	18,585
Barrick Gold Corp.	4.100%	5/1/23	16,770	16,351
Barrick Gold Corp.	5.250%	4/1/42	5,875	5,557
Barrick North America Finance LLC	6.800%	9/15/18	4,325	4,861
Barrick North America Finance LLC	4.400%	5/30/21	10,737	10,842
Barrick North America Finance LLC	7.500%	9/15/38	2,950	3,451
Barrick North America Finance LLC	5.700%	5/30/41	6,988	6,837
Barrick North America Finance LLC	5.750%	5/1/43	4,106	4,111
Barrick PD Australia Finance Pty Ltd.	5.950%	10/15/39	7,643	7,543
BHP Billiton Finance USA Ltd.	5.250%	12/15/15	11,721	12,209
BHP Billiton Finance USA Ltd.	1.625%	2/24/17	12,858	12,933
BHP Billiton Finance USA Ltd.	5.400%	3/29/17	50	54
BHP Billiton Finance USA Ltd.	2.050%	9/30/18	2,400	2,408
BHP Billiton Finance USA Ltd.	6.500%	4/1/19	15,430	18,108
BHP Billiton Finance USA Ltd.	3.250%	11/21/21	5,976	6,106
BHP Billiton Finance USA Ltd.	2.875%	2/24/22	18,694	18,546
BHP Billiton Finance USA Ltd.	3.850%	9/30/23	14,546	15,352
BHP Billiton Finance USA Ltd.	4.125%	2/24/42	11,283	11,009
BHP Billiton Finance USA Ltd.	5.000%	9/30/43	28,262	31,524
Braskem Finance Ltd.	6.450%	2/3/24	1,700	1,726
Cabot Corp.	2.550%	1/15/18	475	480
Cabot Corp.	3.700%	7/15/22	800	815
Carpenter Technology Corp.	5.200%	7/15/21	11,175	11,826
Celulosa Arauco y Constitucion SA	7.250%	7/29/19	1,225	1,431
Celulosa Arauco y Constitucion SA	5.000%	1/21/21	5,300	5,525
Celulosa Arauco y Constitucion SA	4.750%	1/11/22	1,763	1,826
CF Industries Inc.	6.875%	5/1/18	16,873	19,172
CF Industries Inc.	7.125%	5/1/20	5,275	6,271
CF Industries Inc.	3.450%	6/1/23	3,500	3,445
CF Industries Inc.	5.150%	3/15/34	10,200	10,688
CF Industries Inc.	4.950%	6/1/43	3,755	3,786
CF Industries Inc.	5.375%	3/15/44	7,500	8,153
Domtar Corp.	6.250%	9/1/42	850	912
Domtar Corp.	6.750%	2/15/44	5,000	5,698
Dow Chemical Co.	2.500%	2/15/16	1,625	1,655
Dow Chemical Co.	5.700%	5/15/18	475	528
Dow Chemical Co.	8.550%	5/15/19	15,450	19,206
Dow Chemical Co.	4.250%	11/15/20	15,209	16,256
Dow Chemical Co.	4.125%	11/15/21	5,996	6,339
Dow Chemical Co.	3.000%	11/15/22	15,865	15,526
Dow Chemical Co.	3.500%	10/1/24	1,450	1,437
Dow Chemical Co.	7.375%	11/1/29	1,998	2,679
Dow Chemical Co.	4.250%	10/1/34	10,036	10,001
Dow Chemical Co.	9.400%	5/15/39	13,193	21,405
Dow Chemical Co.	5.250%	11/15/41	10,393	11,200
Dow Chemical Co.	4.375%	11/15/42	5,730	5,567
Eastman Chemical Co.	2.400%	6/1/17	15,368	15,629
Eastman Chemical Co.	5.500%	11/15/19	4,771	5,373
Eastman Chemical Co.	2.700%	1/15/20	11,000	11,040
Eastman Chemical Co.	4.500%	1/15/21	775	828

44

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Eastman Chemical Co.	3.600%	8/15/22	18,705	18,953
Eastman Chemical Co.	3.800%	3/15/25	8,250	8,340
Eastman Chemical Co.	4.800%	9/1/42	5,649	5,696
Eastman Chemical Co.	4.650%	10/15/44	5,300	5,433
Ecolab Inc.	3.000%	12/8/16	14,825	15,310
Ecolab Inc.	1.450%	12/8/17	4,807	4,768
Ecolab Inc.	4.350%	12/8/21	3,570	3,888
Ecolab Inc.	5.500%	12/8/41	9,655	11,621
EI du Pont de Nemours & Co.	1.950%	1/15/16	2,800	2,834
EI du Pont de Nemours & Co.	2.750%	4/1/16	5,200	5,330
EI du Pont de Nemours & Co.	5.250%	12/15/16	750	811
EI du Pont de Nemours & Co.	6.000%	7/15/18	9,430	10,731
EI du Pont de Nemours & Co.	4.625%	1/15/20	5,302	5,849
EI du Pont de Nemours & Co.	3.625%	1/15/21	14,960	15,810
EI du Pont de Nemours & Co.	4.250%	4/1/21	2,950	3,228
EI du Pont de Nemours & Co.	2.800%	2/15/23	9,625	9,466
EI du Pont de Nemours & Co.	6.500%	1/15/28	1,700	2,207
EI du Pont de Nemours & Co.	4.900%	1/15/41	10,878	11,938
EI du Pont de Nemours & Co.	4.150%	2/15/43	4,950	5,003
FMC Corp.	3.950%	2/1/22	1,425	1,490
FMC Corp.	4.100%	2/1/24	9,750	10,109
Freeport-McMoRan Copper & Gold Inc.	2.150%	3/1/17	3,366	3,371
Freeport-McMoRan Copper & Gold Inc.	2.375%	3/15/18	29,250	28,977
Freeport-McMoRan Copper & Gold Inc.	3.100%	3/15/20	30,010	29,220
Freeport-McMoRan Copper & Gold Inc.	3.550%	3/1/22	15,091	14,248
Freeport-McMoRan Copper & Gold Inc.	3.875%	3/15/23	19,749	18,560
Freeport-McMoRan Inc.	4.550%	11/14/24	6,250	6,071
Freeport-McMoRan Inc.	5.400%	11/14/34	5,500	5,359
Freeport-McMoRan Inc.	5.450%	3/15/43	20,421	19,309
Georgia-Pacific LLC	8.000%	1/15/24	7,829	10,413
Georgia-Pacific LLC	7.375%	12/1/25	6,350	8,248
Georgia-Pacific LLC	7.750%	11/15/29	3,318	4,601
Georgia-Pacific LLC	8.875%	5/15/31	4,965	7,609
Glencore Canada Corp.	5.500%	6/15/17	4,675	5,033
Goldcorp Inc.	2.125%	3/15/18	16,060	15,939
Goldcorp Inc.	3.700%	3/15/23	9,600	9,354
Goldcorp Inc.	5.450%	6/9/44	2,625	2,624
International Paper Co.	7.950%	6/15/18	7,318	8,622
International Paper Co.	7.500%	8/15/21	10,210	12,744
International Paper Co.	3.650%	6/15/24	14,535	14,534
International Paper Co.	8.700%	6/15/38	1,200	1,803
International Paper Co.	7.300%	11/15/39	643	852
International Paper Co.	6.000%	11/15/41	3,000	3,552
International Paper Co.	4.800%	6/15/44	14,160	14,485
Kinross Gold Corp.	5.125%	9/1/21	3,100	2,993
8 Kinross Gold Corp.	5.950%	3/15/24	5,000	4,675
Kinross Gold Corp.	6.875%	9/1/41	2,150	2,033
Lubrizol Corp.	8.875%	2/1/19	850	1,067
Lubrizol Corp.	6.500%	10/1/34	6,025	8,131
LYB International Finance BV	5.250%	7/15/43	1,600	1,736
LYB International Finance BV	4.875%	3/15/44	17,100	17,560
LyondellBasell Industries NV	5.000%	4/15/19	33,410	36,405
LyondellBasell Industries NV	6.000%	11/15/21	14,725	16,915
LyondellBasell Industries NV	5.750%	4/15/24	7,450	8,480
Monsanto Co.	2.750%	4/15/16	1,750	1,790
Monsanto Co.	1.150%	6/30/17	8,000	7,943
Monsanto Co.	5.125%	4/15/18	3,100	3,414
Monsanto Co.	2.125%	7/15/19	7,500	7,463
Monsanto Co.	2.750%	7/15/21	6,000	5,975
Monsanto Co.	2.200%	7/15/22	7,580	7,189
Monsanto Co.	3.375%	7/15/24	5,525	5,622
Monsanto Co.	5.500%	8/15/25	23	27
Monsanto Co.	4.200%	7/15/34	2,325	2,418
Monsanto Co.	5.875%	4/15/38	2,067	2,576

45

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Monsanto Co.	3.600%	7/15/42	6,341	5,786
Monsanto Co.	4.650%	11/15/43	2,000	2,134
Monsanto Co.	4.400%	7/15/44	7,000	7,253
Monsanto Co.	4.700%	7/15/64	7,260	7,598
Mosaic Co.	3.750%	11/15/21	2,100	2,190
Mosaic Co.	4.250%	11/15/23	8,557	8,982
Mosaic Co.	5.450%	11/15/33	2,650	3,002
Mosaic Co.	4.875%	11/15/41	1,268	1,302
Mosaic Co.	5.625%	11/15/43	3,150	3,615
Newmont Mining Corp.	5.125%	10/1/19	1,470	1,575
Newmont Mining Corp.	3.500%	3/15/22	6,719	6,302
Newmont Mining Corp.	5.875%	4/1/35	2,605	2,553
Newmont Mining Corp.	6.250%	10/1/39	16,352	16,670
Newmont Mining Corp.	4.875%	3/15/42	4,544	3,958
Nucor Corp.	5.750%	12/1/17	1,100	1,217
Nucor Corp.	5.850%	6/1/18	6,855	7,659
Nucor Corp.	4.125%	9/15/22	382	408
Nucor Corp.	4.000%	8/1/23	5,045	5,291
Nucor Corp.	6.400%	12/1/37	5,513	6,831
Nucor Corp.	5.200%	8/1/43	7,450	8,212
Packaging Corp. of America	3.900%	6/15/22	6,000	6,160
Packaging Corp. of America	4.500%	11/1/23	15,845	16,680
Packaging Corp. of America	3.650%	9/15/24	4,500	4,431
Placer Dome Inc.	6.450%	10/15/35	2,175	2,386
Plains Exploration & Production Co.	6.500%	11/15/20	4,574	4,951
Plains Exploration & Production Co.	6.750%	2/1/22	4,500	4,961
Plains Exploration & Production Co.	6.875%	2/15/23	9,850	10,958
Plum Creek Timberlands LP	4.700%	3/15/21	4,405	4,758
Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	4,441	4,702
Potash Corp. of Saskatchewan Inc.	6.500%	5/15/19	170	199
Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	7,118	7,858
Potash Corp. of Saskatchewan Inc.	3.625%	3/15/24	9,925	10,210
Potash Corp. of Saskatchewan Inc.	5.875%	12/1/36	1,075	1,333
Potash Corp. of Saskatchewan Inc.	5.625%	12/1/40	4,318	5,283
PPG Industries Inc.	1.900%	1/15/16	6,825	6,898
PPG Industries Inc.	6.650%	3/15/18	308	352
PPG Industries Inc.	2.300%	11/15/19	6,043	6,018
PPG Industries Inc.	3.600%	11/15/20	1,650	1,723
PPG Industries Inc.	5.500%	11/15/40	3,075	3,720
Praxair Inc.	3.250%	9/15/15	950	968
Praxair Inc.	5.200%	3/15/17	1,100	1,197
Praxair Inc.	4.500%	8/15/19	2,640	2,897
Praxair Inc.	3.000%	9/1/21	3,550	3,630
Praxair Inc.	2.450%	2/15/22	19,700	19,308
Praxair Inc.	2.200%	8/15/22	4,319	4,142
Praxair Inc.	3.550%	11/7/42	1,000	975
Rayonier Inc.	3.750%	4/1/22	2,750	2,790
Reliance Steel & Aluminum Co.	6.200%	11/15/16	250	268
Reliance Steel & Aluminum Co.	4.500%	4/15/23	2,025	1,989
Reliance Steel & Aluminum Co.	6.850%	11/15/36	1,785	2,090
Rio Tinto Alcan Inc.	5.750%	6/1/35	10,254	11,743
Rio Tinto Finance USA Ltd.	1.875%	11/2/15	13,268	13,392
Rio Tinto Finance USA Ltd.	2.500%	5/20/16	1,200	1,223
Rio Tinto Finance USA Ltd.	2.250%	9/20/16	2,200	2,241
Rio Tinto Finance USA Ltd.	6.500%	7/15/18	18,890	21,611
Rio Tinto Finance USA Ltd.	9.000%	5/1/19	13,841	17,497
Rio Tinto Finance USA Ltd.	3.500%	11/2/20	11,936	12,368
Rio Tinto Finance USA Ltd.	4.125%	5/20/21	4,725	4,966
Rio Tinto Finance USA Ltd.	3.750%	9/20/21	5,139	5,279
Rio Tinto Finance USA Ltd.	7.125%	7/15/28	7,009	9,228
Rio Tinto Finance USA Ltd.	5.200%	11/2/40	12,081	12,873
Rio Tinto Finance USA plc	1.375%	6/17/16	7,506	7,526
Rio Tinto Finance USA plc	2.000%	3/22/17	7,455	7,525
Rio Tinto Finance USA plc	1.625%	8/21/17	7,025	7,001

46

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Rio Tinto Finance USA plc	2.250%	12/14/18	9,315	9,310
Rio Tinto Finance USA plc	3.500%	3/22/22	5,947	5,942
Rio Tinto Finance USA plc	2.875%	8/21/22	9,035	8,669
Rio Tinto Finance USA plc	4.750%	3/22/42	418	427
Rio Tinto Finance USA plc	4.125%	8/21/42	8,953	8,607
Rock-Tenn Co.	4.450%	3/1/19	4,150	4,431
Rock-Tenn Co.	3.500%	3/1/20	2,085	2,114
Rock-Tenn Co.	4.900%	3/1/22	3,650	3,923
Rohm & Haas Co.	6.000%	9/15/17	2,791	3,093
Rohm & Haas Co.	7.850%	7/15/29	2,750	3,811
RPM International Inc.	6.125%	10/15/19	2,493	2,832
RPM International Inc.	3.450%	11/15/22	4,585	4,526
Sherwin-Williams Co.	4.000%	12/15/42	2,000	1,988
Sigma-Aldrich Corp.	3.375%	11/1/20	1,735	1,796
Southern Copper Corp.	5.375%	4/16/20	1,813	1,967
Southern Copper Corp.	7.500%	7/27/35	16,550	18,349
Southern Copper Corp.	6.750%	4/16/40	2,340	2,419
Southern Copper Corp.	5.250%	11/8/42	12,820	11,445
Syngenta Finance NV	3.125%	3/28/22	4,100	4,135
Syngenta Finance NV	4.375%	3/28/42	2,675	2,765
Teck Resources Ltd.	3.150%	1/15/17	2,150	2,211
Teck Resources Ltd.	3.850%	8/15/17	4,100	4,196
Teck Resources Ltd.	2.500%	2/1/18	11,125	10,845
Teck Resources Ltd.	4.500%	1/15/21	2,750	2,711
Teck Resources Ltd.	4.750%	1/15/22	2,932	2,860
Teck Resources Ltd.	3.750%	2/1/23	4,862	4,369
Teck Resources Ltd.	6.125%	10/1/35	6,312	5,692
Teck Resources Ltd.	6.000%	8/15/40	7,455	6,677
Teck Resources Ltd.	6.250%	7/15/41	3,868	3,559
Teck Resources Ltd.	5.200%	3/1/42	5,931	4,855
Teck Resources Ltd.	5.400%	2/1/43	693	580
The Dow Chemical Company	4.625%	10/1/44	1,000	1,006
Vale Canada Ltd.	7.200%	9/15/32	1,175	1,267
Vale Overseas Ltd.	6.250%	1/11/16	1,750	1,814
Vale Overseas Ltd.	6.250%	1/23/17	7,760	8,245
Vale Overseas Ltd.	5.625%	9/15/19	16,225	17,284
Vale Overseas Ltd.	4.625%	9/15/20	8,750	8,874
Vale Overseas Ltd.	4.375%	1/11/22	27,375	26,404
Vale Overseas Ltd.	8.250%	1/17/34	2,512	2,988
Vale Overseas Ltd.	6.875%	11/21/36	20,799	21,926
Vale Overseas Ltd.	6.875%	11/10/39	20,204	21,621
Vale SA	5.625%	9/11/42	315	292
Valspar Corp.	7.250%	6/15/19	675	792
Valspar Corp.	4.200%	1/15/22	975	1,047
Westlake Chemical Corp.	3.600%	7/15/22	775	768
Westvaco Corp.	8.200%	1/15/30	18	24
Westvaco Corp.	7.950%	2/15/31	5,253	6,852
Weyerhaeuser Co.	7.375%	10/1/19	8,291	9,897
Weyerhaeuser Co.	8.500%	1/15/25	2,400	3,174
Weyerhaeuser Co.	7.375%	3/15/32	6,968	9,252
Weyerhaeuser Co.	6.875%	12/15/33	3,175	4,074
Worthington Industries Inc.	4.550%	4/15/26	1,300	1,374
Yamana Gold Inc.	4.950%	7/15/24	4,115	4,032
Capital Goods (1.2%)
3M Co.	6.375%	2/15/28	3,650	4,818
3M Co.	5.700%	3/15/37	6,023	7,829
ABB Finance USA Inc.	1.625%	5/8/17	2,500	2,507
ABB Finance USA Inc.	2.875%	5/8/22	4,965	4,983
ABB Finance USA Inc.	4.375%	5/8/42	1,678	1,820
Acuity Brands Lighting Inc.	6.000%	12/15/19	2,050	2,275
Avery Dennison Corp.	3.350%	4/15/23	6,650	6,602
Boeing Capital Corp.	2.900%	8/15/18	150	156
Boeing Capital Corp.	4.700%	10/27/19	5,000	5,564

47

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Boeing Co.	3.750%	11/20/16	40	42
Boeing Co.	0.950%	5/15/18	425	415
Boeing Co.	6.000%	3/15/19	265	306
Boeing Co.	4.875%	2/15/20	7,875	8,879
Boeing Co.	8.750%	8/15/21	1,600	2,196
Boeing Co.	2.350%	10/30/21	7,645	7,592
Boeing Co.	7.950%	8/15/24	3,023	4,233
Boeing Co.	2.850%	10/30/24	5,600	5,576
Boeing Co.	7.250%	6/15/25	675	897
Boeing Co.	8.750%	9/15/31	850	1,356
Boeing Co.	6.125%	2/15/33	4,250	5,644
Boeing Co.	6.625%	2/15/38	2,805	3,991
Boeing Co.	6.875%	3/15/39	1,003	1,462
Boeing Co.	5.875%	2/15/40	4,364	5,748
Carlisle Cos. Inc.	3.750%	11/15/22	3,080	3,137
Caterpillar Financial Services Corp.	2.050%	8/1/16	28,475	29,015
Caterpillar Financial Services Corp.	1.000%	11/25/16	3,000	3,006
Caterpillar Financial Services Corp.	1.000%	3/3/17	5,500	5,485
Caterpillar Financial Services Corp.	1.250%	8/18/17	6,000	5,978
Caterpillar Financial Services Corp.	1.250%	11/6/17	7,999	7,970
Caterpillar Financial Services Corp.	5.450%	4/15/18	114	127
Caterpillar Financial Services Corp.	7.050%	10/1/18	1,100	1,298
Caterpillar Financial Services Corp.	7.150%	2/15/19	20,258	24,217
Caterpillar Financial Services Corp.	2.100%	6/9/19	2,000	2,004
Caterpillar Financial Services Corp.	2.750%	8/20/21	3,400	3,426
Caterpillar Financial Services Corp.	3.750%	11/24/23	5,000	5,302
Caterpillar Financial Services Corp.	3.300%	6/9/24	2,000	2,049
Caterpillar Financial Services Corp.	3.250%	12/1/24	2,200	2,234
Caterpillar Inc.	7.900%	12/15/18	500	610
Caterpillar Inc.	3.900%	5/27/21	15,253	16,516
Caterpillar Inc.	3.400%	5/15/24	22,450	23,103
Caterpillar Inc.	6.050%	8/15/36	9,017	11,727
Caterpillar Inc.	5.200%	5/27/41	250	297
Caterpillar Inc.	3.803%	8/15/42	16,620	16,332
Caterpillar Inc.	4.300%	5/15/44	8,950	9,538
Caterpillar Inc.	4.750%	5/15/64	2,350	2,550
Cooper US Inc.	2.375%	1/15/16	3,025	3,072
Cooper US Inc.	3.875%	12/15/20	1,250	1,318
Crane Co.	2.750%	12/15/18	750	758
Crane Co.	4.450%	12/15/23	2,250	2,377
CRH America Inc.	4.125%	1/15/16	6,425	6,611
CRH America Inc.	6.000%	9/30/16	17,236	18,551
CRH America Inc.	8.125%	7/15/18	9,400	11,232
CRH America Inc.	5.750%	1/15/21	6,800	7,828
Danaher Corp.	2.300%	6/23/16	1,750	1,790
Danaher Corp.	5.625%	1/15/18	2,385	2,667
Danaher Corp.	5.400%	3/1/19	1,700	1,917
Danaher Corp.	3.900%	6/23/21	5,310	5,731
Deere & Co.	4.375%	10/16/19	6,077	6,630
Deere & Co.	2.600%	6/8/22	15,853	15,610
Deere & Co.	5.375%	10/16/29	8,557	10,384
Deere & Co.	8.100%	5/15/30	4,365	6,669
Deere & Co.	7.125%	3/3/31	925	1,328
Deere & Co.	3.900%	6/9/42	12,370	12,525
Dover Corp.	5.450%	3/15/18	7,150	7,984
Dover Corp.	4.300%	3/1/21	850	936
Dover Corp.	5.375%	10/15/35	550	670
Dover Corp.	6.600%	3/15/38	3,115	4,405
Dover Corp.	5.375%	3/1/41	1,759	2,187
Eaton Corp.	1.500%	11/2/17	13,405	13,348
Eaton Corp.	5.600%	5/15/18	12,050	13,373
Eaton Corp.	2.750%	11/2/22	14,900	14,631
Eaton Corp.	4.000%	11/2/32	6,325	6,458
Eaton Corp.	4.150%	11/2/42	4,275	4,222

48

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
8 Embraer Overseas Ltd.	5.696%	9/16/23	19,075	20,246
Embraer SA	5.150%	6/15/22	2,925	3,097
Emerson Electric Co.	5.250%	10/15/18	6,635	7,484
Emerson Electric Co.	4.875%	10/15/19	6,370	7,116
Emerson Electric Co.	4.250%	11/15/20	720	783
Emerson Electric Co.	2.625%	2/15/23	4,275	4,221
Emerson Electric Co.	6.000%	8/15/32	940	1,240
Emerson Electric Co.	6.125%	4/15/39	1,960	2,672
Emerson Electric Co.	5.250%	11/15/39	269	330
Exelis Inc.	4.250%	10/1/16	3,525	3,668
Flowserve Corp.	3.500%	9/15/22	11,275	11,289
Flowserve Corp.	4.000%	11/15/23	4,325	4,462
General Dynamics Corp.	1.000%	11/15/17	11,425	11,315
General Dynamics Corp.	3.875%	7/15/21	11,125	11,992
General Dynamics Corp.	2.250%	11/15/22	14,890	14,387
General Dynamics Corp.	3.600%	11/15/42	5,918	5,690
General Electric Co.	5.250%	12/6/17	49,430	54,842
General Electric Co.	2.700%	10/9/22	39,563	39,589
General Electric Co.	3.375%	3/11/24	6,000	6,218
General Electric Co.	4.125%	10/9/42	20,865	21,635
General Electric Co.	4.500%	3/11/44	25,040	27,523
Honeywell International Inc.	5.400%	3/15/16	4,050	4,283
Honeywell International Inc.	5.300%	3/15/17	6,485	7,071
Honeywell International Inc.	5.300%	3/1/18	2,660	2,955
Honeywell International Inc.	5.000%	2/15/19	2,621	2,944
Honeywell International Inc.	4.250%	3/1/21	15,971	17,854
Honeywell International Inc.	3.350%	12/1/23	9,660	10,076
Honeywell International Inc.	5.700%	3/15/36	1,235	1,575
Honeywell International Inc.	5.700%	3/15/37	6,751	8,691
Honeywell International Inc.	5.375%	3/1/41	13,313	16,677
Illinois Tool Works Inc.	1.950%	3/1/19	1,000	1,001
Illinois Tool Works Inc.	6.250%	4/1/19	12,675	14,779
Illinois Tool Works Inc.	4.875%	9/15/41	45	52
Illinois Tool Works Inc.	3.900%	9/1/42	12,800	12,873
Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	11,655	13,464
Ingersoll-Rand Global Holding Co. Ltd.	2.875%	1/15/19	6,850	6,955
Ingersoll-Rand Global Holding Co. Ltd.	4.250%	6/15/23	3,525	3,719
Ingersoll-Rand Global Holding Co. Ltd.	5.750%	6/15/43	3,600	4,243
Ingersoll-Rand Luxembourg Finance SA	2.625%	5/1/20	4,000	3,983
Ingersoll-Rand Luxembourg Finance SA	3.550%	11/1/24	3,200	3,178
Ingersoll-Rand Luxembourg Finance SA	4.650%	11/1/44	3,500	3,643
John Deere Capital Corp.	0.750%	1/22/16	2,100	2,100
John Deere Capital Corp.	2.250%	6/7/16	300	307
John Deere Capital Corp.	1.850%	9/15/16	9,000	9,149
John Deere Capital Corp.	1.050%	12/15/16	1,900	1,908
John Deere Capital Corp.	2.000%	1/13/17	10,450	10,628
John Deere Capital Corp.	5.500%	4/13/17	4,350	4,766
John Deere Capital Corp.	1.125%	6/12/17	2,480	2,471
John Deere Capital Corp.	2.800%	9/18/17	7,400	7,705
John Deere Capital Corp.	1.200%	10/10/17	3,200	3,183
John Deere Capital Corp.	1.550%	12/15/17	9,000	9,012
John Deere Capital Corp.	1.300%	3/12/18	9,275	9,182
John Deere Capital Corp.	5.750%	9/10/18	3,950	4,483
John Deere Capital Corp.	1.950%	12/13/18	4,500	4,505
John Deere Capital Corp.	1.950%	3/4/19	10,200	10,154
John Deere Capital Corp.	2.250%	4/17/19	5,275	5,330
John Deere Capital Corp.	1.700%	1/15/20	5,675	5,521
John Deere Capital Corp.	2.800%	3/4/21	5,600	5,671
John Deere Capital Corp.	3.900%	7/12/21	5,850	6,343
John Deere Capital Corp.	3.150%	10/15/21	7,349	7,626
John Deere Capital Corp.	2.750%	3/15/22	1,085	1,079
John Deere Capital Corp.	2.800%	1/27/23	2,225	2,222
John Deere Capital Corp.	3.350%	6/12/24	8,700	8,927
Joy Global Inc.	6.000%	11/15/16	1,065	1,158

49

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kennametal Inc.	2.650%	11/1/19	3,625	3,584
Kennametal Inc.	3.875%	2/15/22	1,900	1,955
L-3 Communications Corp.	1.500%	5/28/17	3,200	3,171
L-3 Communications Corp.	5.200%	10/15/19	9,050	9,925
L-3 Communications Corp.	4.750%	7/15/20	8,400	8,993
L-3 Communications Corp.	4.950%	2/15/21	8,500	9,226
L-3 Communications Corp.	3.950%	5/28/24	5,150	5,194
Leggett & Platt Inc.	3.800%	11/15/24	4,900	4,980
Legrand France SA	8.500%	2/15/25	625	877
Lockheed Martin Corp.	7.650%	5/1/16	6,163	6,733
Lockheed Martin Corp.	2.125%	9/15/16	2,325	2,368
Lockheed Martin Corp.	4.250%	11/15/19	10,256	11,184
Lockheed Martin Corp.	3.350%	9/15/21	17,003	17,696
Lockheed Martin Corp.	6.150%	9/1/36	19,390	25,337
Lockheed Martin Corp.	5.500%	11/15/39	1,850	2,269
Lockheed Martin Corp.	5.720%	6/1/40	4,660	5,943
Lockheed Martin Corp.	4.850%	9/15/41	4,122	4,638
Martin Marietta Materials Inc.	6.600%	4/15/18	4,450	5,045
Mohawk Industries Inc.	6.125%	1/15/16	2,264	2,367
Mohawk Industries Inc.	3.850%	2/1/23	17,950	17,986
Northrop Grumman Corp.	5.050%	8/1/19	3,285	3,647
Northrop Grumman Corp.	3.500%	3/15/21	9,828	10,239
Northrop Grumman Corp.	3.250%	8/1/23	5,000	5,022
Northrop Grumman Corp.	5.050%	11/15/40	6,925	7,805
Northrop Grumman Corp.	4.750%	6/1/43	6,125	6,838
Northrop Grumman Systems Corp.	7.750%	2/15/31	381	536
Owens Corning	6.500%	12/1/16	1,405	1,553
Owens Corning	4.200%	12/15/22	8,254	8,387
Owens Corning	4.200%	12/1/24	2,000	1,979
Owens Corning	7.000%	12/1/36	1,525	1,855
Parker Hannifin Corp.	5.500%	5/15/18	950	1,065
Parker Hannifin Corp.	3.500%	9/15/22	500	525
Parker Hannifin Corp.	6.250%	5/15/38	4,003	5,387
Parker-Hannifin Corp.	3.300%	11/21/24	5,000	5,114
Parker-Hannifin Corp.	4.200%	11/21/34	7,000	7,382
Parker-Hannifin Corp.	4.450%	11/21/44	4,900	5,286
Pentair Finance SA	1.350%	12/1/15	3,463	3,471
Pentair Finance SA	2.650%	12/1/19	2,204	2,179
Pentair Finance SA	5.000%	5/15/21	1,310	1,457
Pentair Finance SA	3.150%	9/15/22	855	839
Precision Castparts Corp.	0.700%	12/20/15	4,210	4,201
Precision Castparts Corp.	1.250%	1/15/18	12,018	11,848
Precision Castparts Corp.	2.500%	1/15/23	9,425	9,091
Precision Castparts Corp.	3.900%	1/15/43	4,125	4,192
Raytheon Co.	6.400%	12/15/18	275	321
Raytheon Co.	4.400%	2/15/20	2,820	3,078
Raytheon Co.	3.125%	10/15/20	3,695	3,820
Raytheon Co.	2.500%	12/15/22	5,500	5,360
Raytheon Co.	7.200%	8/15/27	4,360	5,891
Raytheon Co.	4.875%	10/15/40	1,825	2,082
Raytheon Co.	4.700%	12/15/41	8,175	9,105
Republic Services Inc.	3.800%	5/15/18	3,825	4,045
Republic Services Inc.	5.500%	9/15/19	19,800	22,300
Republic Services Inc.	5.000%	3/1/20	5,285	5,833
Republic Services Inc.	5.250%	11/15/21	10,594	12,026
Republic Services Inc.	3.550%	6/1/22	2,550	2,624
Republic Services Inc.	4.750%	5/15/23	1,650	1,829
Republic Services Inc.	6.086%	3/15/35	2,600	3,220
Republic Services Inc.	6.200%	3/1/40	3,773	4,885
Republic Services Inc.	5.700%	5/15/41	5,968	7,369
Rockwell Automation Inc.	5.650%	12/1/17	1,150	1,276
Rockwell Automation Inc.	6.700%	1/15/28	1,025	1,332
Rockwell Automation Inc.	6.250%	12/1/37	3,985	5,182
Rockwell Collins Inc.	5.250%	7/15/19	850	952

50

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Rockwell Collins Inc.	3.100%	11/15/21	2,350	2,411
Rockwell Collins Inc.	4.800%	12/15/43	3,300	3,828
Roper Industries Inc.	1.850%	11/15/17	3,550	3,552
Roper Industries Inc.	2.050%	10/1/18	11,700	11,591
Roper Industries Inc.	6.250%	9/1/19	3,760	4,336
Roper Industries Inc.	3.125%	11/15/22	3,728	3,630
Snap-on Inc.	6.125%	9/1/21	3,700	4,392
Sonoco Products Co.	4.375%	11/1/21	745	797
Sonoco Products Co.	5.750%	11/1/40	7,150	8,499
Stanley Black & Decker Inc.	3.400%	12/1/21	4,325	4,492
Stanley Black & Decker Inc.	2.900%	11/1/22	1,841	1,818
Stanley Black & Decker Inc.	5.200%	9/1/40	2,075	2,418
Textron Inc.	5.600%	12/1/17	1,875	2,062
Textron Inc.	7.250%	10/1/19	4,140	4,917
Textron Inc.	4.300%	3/1/24	2,725	2,849
Textron Inc.	3.875%	3/1/25	5,950	5,972
Tyco International Finance SA	8.500%	1/15/19	2,301	2,801
Tyco International Finance SA / Tyco Fire & Security
Finance SCA	7.000%	12/15/19	1,975	2,356
Tyco International Finance SA / Tyco Fire & Security
Finance SCA	6.875%	1/15/21	16,060	19,300
United Technologies Corp.	1.800%	6/1/17	11,320	11,484
United Technologies Corp.	5.375%	12/15/17	10,306	11,465
United Technologies Corp.	6.125%	2/1/19	835	970
United Technologies Corp.	4.500%	4/15/20	29,953	33,191
United Technologies Corp.	3.100%	6/1/22	26,132	26,687
United Technologies Corp.	6.700%	8/1/28	2,397	3,245
United Technologies Corp.	7.500%	9/15/29	4,821	6,903
United Technologies Corp.	5.400%	5/1/35	7,275	8,813
United Technologies Corp.	6.050%	6/1/36	7,452	9,846
United Technologies Corp.	6.125%	7/15/38	3,496	4,605
United Technologies Corp.	5.700%	4/15/40	7,595	9,529
United Technologies Corp.	4.500%	6/1/42	33,483	36,336
Valmont Industries Inc.	5.000%	10/1/44	1,200	1,214
Valmont Industries Inc.	5.250%	10/1/54	2,400	2,422
Waste Management Inc.	2.600%	9/1/16	3,250	3,326
Waste Management Inc.	6.100%	3/15/18	950	1,072
Waste Management Inc.	7.375%	3/11/19	15,797	18,897
Waste Management Inc.	4.750%	6/30/20	10,799	11,856
Waste Management Inc.	4.600%	3/1/21	7,120	7,861
Waste Management Inc.	3.500%	5/15/24	2,500	2,540
Waste Management Inc.	7.000%	7/15/28	458	603
Waste Management Inc.	7.750%	5/15/32	1,850	2,702
Waste Management Inc.	6.125%	11/30/39	6,606	8,563
Xylem Inc.	4.875%	10/1/21	150	162
Communication (2.8%)
21st Century Fox America Inc.	8.000%	10/17/16	3,815	4,263
21st Century Fox America Inc.	7.250%	5/18/18	150	176
21st Century Fox America Inc.	6.900%	3/1/19	2,770	3,266
21st Century Fox America Inc.	4.500%	2/15/21	7,350	8,047
21st Century Fox America Inc.	3.000%	9/15/22	3,050	3,029
21st Century Fox America Inc.	7.700%	10/30/25	1,175	1,545
21st Century Fox America Inc.	6.550%	3/15/33	13,065	16,950
21st Century Fox America Inc.	6.200%	12/15/34	14,591	18,631
21st Century Fox America Inc.	6.400%	12/15/35	24,245	31,642
21st Century Fox America Inc.	8.150%	10/17/36	2,075	3,083
21st Century Fox America Inc.	6.150%	3/1/37	9,723	12,282
21st Century Fox America Inc.	6.650%	11/15/37	660	879
21st Century Fox America Inc.	6.900%	8/15/39	7,260	9,909
21st Century Fox America Inc.	6.150%	2/15/41	2,645	3,361
21st Century Fox America Inc.	5.400%	10/1/43	10,250	12,183
8 21st Century Fox America Inc.	4.750%	9/15/44	8,050	8,788
21st Century Fox America Inc.	7.750%	12/1/45	5,160	7,739

51

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
America Movil SAB de CV	2.375%	9/8/16	800	815
America Movil SAB de CV	5.625%	11/15/17	6,530	7,167
America Movil SAB de CV	5.000%	10/16/19	2,125	2,343
America Movil SAB de CV	5.000%	3/30/20	4,600	5,080
America Movil SAB de CV	3.125%	7/16/22	33,775	33,310
America Movil SAB de CV	6.375%	3/1/35	19,552	24,046
America Movil SAB de CV	6.125%	11/15/37	4,818	5,773
America Movil SAB de CV	6.125%	3/30/40	12,000	14,289
America Movil SAB de CV	4.375%	7/16/42	10,175	9,651
American Tower Corp.	4.500%	1/15/18	20,565	21,842
American Tower Corp.	3.400%	2/15/19	3,375	3,434
American Tower Corp.	5.050%	9/1/20	5,000	5,429
American Tower Corp.	3.450%	9/15/21	17,975	17,654
American Tower Corp.	5.900%	11/1/21	7,025	7,958
American Tower Corp.	3.500%	1/31/23	17,875	17,249
Ameritech Capital Funding Corp.	6.550%	1/15/28	20	24
AT&T Corp.	8.000%	11/15/31	12,759	18,820
AT&T Inc.	2.500%	8/15/15	8,028	8,079
AT&T Inc.	0.800%	12/1/15	2,670	2,669
AT&T Inc.	0.900%	2/12/16	8,075	8,074
AT&T Inc.	2.950%	5/15/16	5,175	5,307
AT&T Inc.	2.400%	8/15/16	942	961
AT&T Inc.	1.600%	2/15/17	950	953
AT&T Inc.	1.700%	6/1/17	28,775	28,879
AT&T Inc.	1.400%	12/1/17	2,250	2,227
AT&T Inc.	5.500%	2/1/18	6,111	6,750
AT&T Inc.	5.600%	5/15/18	8,975	9,997
AT&T Inc.	2.375%	11/27/18	18,490	18,637
AT&T Inc.	5.800%	2/15/19	50,625	57,445
AT&T Inc.	2.300%	3/11/19	4,342	4,337
AT&T Inc.	3.875%	8/15/21	18,183	19,141
AT&T Inc.	3.000%	2/15/22	12,086	11,850
AT&T Inc.	2.625%	12/1/22	5,940	5,667
AT&T Inc.	3.900%	3/11/24	6,249	6,419
AT&T Inc.	6.450%	6/15/34	8,835	10,796
AT&T Inc.	6.150%	9/15/34	100	119
AT&T Inc.	6.500%	9/1/37	14,128	17,499
AT&T Inc.	6.300%	1/15/38	11,200	13,568
AT&T Inc.	6.400%	5/15/38	6,320	7,817
AT&T Inc.	6.550%	2/15/39	27,629	34,009
AT&T Inc.	5.350%	9/1/40	24,537	26,606
AT&T Inc.	5.550%	8/15/41	6,135	6,826
AT&T Inc.	4.300%	12/15/42	15,450	14,458
AT&T Inc.	4.800%	6/15/44	26,390	27,038
AT&T Inc.	4.350%	6/15/45	9,080	8,574
AT&T Mobility LLC	7.125%	12/15/31	7,665	10,267
Bellsouth Capital Funding Corp.	7.875%	2/15/30	5,215	7,056
Bellsouth Capital Funding Corp.	7.120%	7/15/97	350	425
BellSouth Corp.	6.875%	10/15/31	7,465	9,398
BellSouth Corp.	6.550%	6/15/34	2,680	3,344
BellSouth Corp.	6.000%	11/15/34	2,037	2,378
BellSouth Telecommunications LLC	6.375%	6/1/28	4,400	5,287
British Telecommunications plc	1.625%	6/28/16	4,400	4,423
British Telecommunications plc	1.250%	2/14/17	600	596
British Telecommunications plc	5.950%	1/15/18	16,850	18,776
British Telecommunications plc	2.350%	2/14/19	600	597
British Telecommunications plc	9.625%	12/15/30	22,495	35,281
CBS Corp.	1.950%	7/1/17	1,125	1,129
CBS Corp.	4.625%	5/15/18	4,909	5,295
CBS Corp.	2.300%	8/15/19	5,850	5,779
CBS Corp.	5.750%	4/15/20	10,060	11,463
CBS Corp.	4.300%	2/15/21	5,775	6,221
CBS Corp.	3.375%	3/1/22	5,705	5,754
CBS Corp.	3.700%	8/15/24	2,750	2,745

52

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
CBS Corp.	7.875%	7/30/30	1,789	2,503
CBS Corp.	5.500%	5/15/33	668	760
CBS Corp.	5.900%	10/15/40	1,025	1,196
CBS Corp.	4.850%	7/1/42	3,443	3,498
CBS Corp.	4.900%	8/15/44	10,250	10,353
CC Holdings GS V LLC / Crown Castle GS III Corp.	3.849%	4/15/23	4,745	4,731
Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	7,256	10,431
Comcast Cable Communications LLC	8.875%	5/1/17	2,875	3,365
Comcast Corp.	5.900%	3/15/16	27,419	29,097
Comcast Corp.	4.950%	6/15/16	1,200	1,272
Comcast Corp.	6.500%	1/15/17	1,315	1,453
Comcast Corp.	6.300%	11/15/17	39,555	44,769
Comcast Corp.	5.875%	2/15/18	20,503	23,063
Comcast Corp.	5.700%	5/15/18	12,390	13,957
Comcast Corp.	5.700%	7/1/19	4,975	5,712
Comcast Corp.	5.150%	3/1/20	7,498	8,487
Comcast Corp.	3.125%	7/15/22	2,629	2,678
Comcast Corp.	2.850%	1/15/23	6,120	6,098
Comcast Corp.	3.375%	2/15/25	1,882	1,922
Comcast Corp.	4.250%	1/15/33	13,410	14,218
Comcast Corp.	7.050%	3/15/33	3,000	4,167
Comcast Corp.	4.200%	8/15/34	8,600	9,004
Comcast Corp.	5.650%	6/15/35	3,171	3,899
Comcast Corp.	6.500%	11/15/35	16,050	21,453
Comcast Corp.	6.450%	3/15/37	8,204	10,886
Comcast Corp.	6.950%	8/15/37	17,276	24,243
Comcast Corp.	6.400%	5/15/38	15,321	20,345
Comcast Corp.	6.400%	3/1/40	1,000	1,352
Comcast Corp.	4.650%	7/15/42	21,772	23,829
Comcast Corp.	4.500%	1/15/43	7,250	7,786
Comcast Corp.	4.750%	3/1/44	6,690	7,492
COX Communications Inc.	5.500%	10/1/15	525	543
Deutsche Telekom International Finance BV	5.750%	3/23/16	10,165	10,719
Deutsche Telekom International Finance BV	6.750%	8/20/18	4,815	5,599
Deutsche Telekom International Finance BV	6.000%	7/8/19	8,575	9,880
Deutsche Telekom International Finance BV	8.750%	6/15/30	36,020	53,075
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.125%	2/15/16	7,625	7,803
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.500%	3/1/16	12,835	13,192
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	2.400%	3/15/17	14,600	14,874
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.875%	10/1/19	23,695	27,096
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.200%	3/15/20	11,041	12,216
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	4.600%	2/15/21	6,715	7,175
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.000%	3/1/21	3,790	4,141
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.800%	3/15/22	21,361	21,723
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.350%	3/15/40	4,975	5,784
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.000%	8/15/40	9,612	10,728
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.375%	3/1/41	4,862	5,723
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.150%	3/15/42	21,935	22,632
Discovery Communications LLC	5.050%	6/1/20	15,450	16,921
Discovery Communications LLC	4.375%	6/15/21	4,900	5,189
Discovery Communications LLC	3.300%	5/15/22	6,850	6,797
Discovery Communications LLC	3.250%	4/1/23	2,500	2,431
Discovery Communications LLC	6.350%	6/1/40	295	354
Discovery Communications LLC	4.950%	5/15/42	7,800	8,091
Discovery Communications LLC	4.875%	4/1/43	1,075	1,103
Embarq Corp.	7.082%	6/1/16	9,456	10,114
Embarq Corp.	7.995%	6/1/36	10,435	11,733
Graham Holdings Co.	7.250%	2/1/19	3,225	3,642
Grupo Televisa SAB	6.625%	3/18/25	3,439	4,247
Grupo Televisa SAB	8.500%	3/11/32	585	814
Grupo Televisa SAB	6.625%	1/15/40	5,918	7,272
Grupo Televisa SAB	5.000%	5/13/45	8,650	8,853
GTE Corp.	8.750%	11/1/21	3,435	4,486
GTE Corp.	6.940%	4/15/28	13,105	16,469

53

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Historic TW Inc.	9.150%	2/1/23	8,925	12,053
Historic TW Inc.	6.625%	5/15/29	7,950	9,992
Interpublic Group of Cos. Inc.	3.750%	2/15/23	5,800	5,780
Interpublic Group of Cos. Inc.	4.200%	4/15/24	16,600	16,905
Koninklijke KPN NV	8.375%	10/1/30	7,046	9,896
McGraw Hill Financial Inc.	5.900%	11/15/17	3,485	3,789
McGraw Hill Financial Inc.	6.550%	11/15/37	6,600	7,190
Moody's Corp.	2.750%	7/15/19	2,800	2,822
Moody's Corp.	5.500%	9/1/20	1,000	1,136
Moody's Corp.	4.500%	9/1/22	15,250	16,403
Moody's Corp.	4.875%	2/15/24	6,460	7,068
Moody's Corp.	5.250%	7/15/44	3,425	3,839
NBCUniversal Media LLC	2.875%	4/1/16	8,675	8,898
NBCUniversal Media LLC	5.150%	4/30/20	10,360	11,757
NBCUniversal Media LLC	4.375%	4/1/21	21,400	23,547
NBCUniversal Media LLC	2.875%	1/15/23	9,470	9,466
NBCUniversal Media LLC	6.400%	4/30/40	21,950	29,407
NBCUniversal Media LLC	5.950%	4/1/41	7,783	9,986
NBCUniversal Media LLC	4.450%	1/15/43	8,625	9,161
New Cingular Wireless Services Inc.	8.750%	3/1/31	145	225
Nippon Telegraph & Telephone Corp.	1.400%	7/18/17	2,125	2,118
Omnicom Group Inc.	5.900%	4/15/16	2,550	2,699
Omnicom Group Inc.	6.250%	7/15/19	20	23
Omnicom Group Inc.	4.450%	8/15/20	21,140	22,721
Omnicom Group Inc.	3.625%	5/1/22	23,578	24,226
Omnicom Group Inc.	3.650%	11/1/24	2,443	2,459
Orange SA	2.750%	9/14/16	8,843	9,034
Orange SA	5.375%	7/8/19	6,475	7,263
Orange SA	4.125%	9/14/21	12,125	12,982
Orange SA	9.000%	3/1/31	27,389	41,425
Orange SA	5.375%	1/13/42	9,655	11,122
Orange SA	5.500%	2/6/44	5,236	6,111
Qwest Corp.	6.500%	6/1/17	5,350	5,856
Qwest Corp.	6.750%	12/1/21	11,500	13,308
Qwest Corp.	7.250%	9/15/25	1,360	1,621
Qwest Corp.	6.875%	9/15/33	11,554	11,554
Qwest Corp.	7.125%	11/15/43	13,775	14,137
Reed Elsevier Capital Inc.	3.125%	10/15/22	18,518	18,318
Rogers Communications Inc.	6.800%	8/15/18	23,190	26,747
Rogers Communications Inc.	3.000%	3/15/23	3,175	3,078
Rogers Communications Inc.	7.500%	8/15/38	725	1,005
Rogers Communications Inc.	5.000%	3/15/44	22,842	24,958
Scripps Networks Interactive Inc.	2.700%	12/15/16	2,468	2,537
Scripps Networks Interactive Inc.	2.750%	11/15/19	5,850	5,876
Scripps Networks Interactive Inc.	3.900%	11/15/24	3,000	3,032
TCI Communications Inc.	7.875%	2/15/26	3,268	4,549
TCI Communications Inc.	7.125%	2/15/28	1,347	1,811
Telefonica Emisiones SAU	3.992%	2/16/16	11,533	11,883
Telefonica Emisiones SAU	6.421%	6/20/16	14,310	15,337
Telefonica Emisiones SAU	6.221%	7/3/17	241	266
Telefonica Emisiones SAU	3.192%	4/27/18	15,650	16,071
Telefonica Emisiones SAU	5.877%	7/15/19	9,118	10,390
Telefonica Emisiones SAU	5.134%	4/27/20	12,860	14,196
Telefonica Emisiones SAU	5.462%	2/16/21	22,579	25,273
Telefonica Emisiones SAU	4.570%	4/27/23	14,525	15,496
Telefonica Emisiones SAU	7.045%	6/20/36	16,141	21,510
Telefonica Europe BV	8.250%	9/15/30	11,977	16,631
Thomson Reuters Corp.	1.300%	2/23/17	5,000	4,984
Thomson Reuters Corp.	1.650%	9/29/17	8,100	8,069
Thomson Reuters Corp.	4.700%	10/15/19	1,825	1,976
Thomson Reuters Corp.	4.300%	11/23/23	8,558	9,096
Thomson Reuters Corp.	3.850%	9/29/24	6,900	6,967
Thomson Reuters Corp.	5.500%	8/15/35	7,375	8,363
Thomson Reuters Corp.	5.850%	4/15/40	6,475	7,627

54

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Thomson Reuters Corp.	4.500%	5/23/43	1,500	1,499
Thomson Reuters Corp.	5.650%	11/23/43	5,900	6,836
Time Warner Cable Inc.	5.850%	5/1/17	19,220	20,987
Time Warner Cable Inc.	6.750%	7/1/18	28,419	32,590
Time Warner Cable Inc.	8.750%	2/14/19	11,155	13,809
Time Warner Cable Inc.	8.250%	4/1/19	12,436	15,219
Time Warner Cable Inc.	5.000%	2/1/20	20,245	22,305
Time Warner Cable Inc.	4.125%	2/15/21	1,850	1,971
Time Warner Cable Inc.	4.000%	9/1/21	4,525	4,787
Time Warner Cable Inc.	6.550%	5/1/37	11,621	14,961
Time Warner Cable Inc.	7.300%	7/1/38	6,733	9,271
Time Warner Cable Inc.	6.750%	6/15/39	13,825	18,072
Time Warner Cable Inc.	5.875%	11/15/40	36,033	42,840
Time Warner Cable Inc.	5.500%	9/1/41	8,050	9,270
Time Warner Cable Inc.	4.500%	9/15/42	6,995	7,202
Time Warner Cos. Inc.	7.570%	2/1/24	1,680	2,189
Time Warner Cos. Inc.	6.950%	1/15/28	8,362	10,738
Time Warner Entertainment Co. LP	8.375%	3/15/23	2,005	2,701
Time Warner Entertainment Co. LP	8.375%	7/15/33	7,175	10,803
Time Warner Inc.	3.150%	7/15/15	1,715	1,739
Time Warner Inc.	5.875%	11/15/16	18,535	20,107
Time Warner Inc.	2.100%	6/1/19	10,525	10,363
Time Warner Inc.	4.875%	3/15/20	4,715	5,199
Time Warner Inc.	4.700%	1/15/21	4,420	4,839
Time Warner Inc.	4.750%	3/29/21	6,876	7,522
Time Warner Inc.	4.000%	1/15/22	3,100	3,257
Time Warner Inc.	4.050%	12/15/23	525	550
Time Warner Inc.	3.550%	6/1/24	7,500	7,553
Time Warner Inc.	7.625%	4/15/31	14,390	19,977
Time Warner Inc.	7.700%	5/1/32	13,009	18,379
Time Warner Inc.	6.500%	11/15/36	6,650	8,374
Time Warner Inc.	6.200%	3/15/40	4,895	5,984
Time Warner Inc.	6.100%	7/15/40	10,976	13,273
Time Warner Inc.	6.250%	3/29/41	11,315	13,990
Time Warner Inc.	5.375%	10/15/41	2,275	2,573
Time Warner Inc.	5.350%	12/15/43	1,885	2,141
Time Warner Inc.	4.650%	6/1/44	8,110	8,476
Verizon Communications Inc.	2.500%	9/15/16	13,737	14,035
Verizon Communications Inc.	1.350%	6/9/17	9,600	9,560
Verizon Communications Inc.	1.100%	11/1/17	2,300	2,267
Verizon Communications Inc.	5.500%	2/15/18	21,597	23,953
Verizon Communications Inc.	6.100%	4/15/18	5,114	5,787
Verizon Communications Inc.	3.650%	9/14/18	35,589	37,587
Verizon Communications Inc.	6.350%	4/1/19	55,891	64,777
8 Verizon Communications Inc.	2.625%	2/21/20	17,556	17,351
Verizon Communications Inc.	4.500%	9/15/20	28,420	30,865
Verizon Communications Inc.	3.450%	3/15/21	10,125	10,351
Verizon Communications Inc.	4.600%	4/1/21	13,100	14,190
Verizon Communications Inc.	3.000%	11/1/21	5,225	5,142
Verizon Communications Inc.	3.500%	11/1/21	11,950	12,226
Verizon Communications Inc.	2.450%	11/1/22	20,725	19,505
Verizon Communications Inc.	5.150%	9/15/23	113,540	125,761
Verizon Communications Inc.	4.150%	3/15/24	9,700	10,044
Verizon Communications Inc.	3.500%	11/1/24	10,775	10,607
Verizon Communications Inc.	7.750%	12/1/30	11,401	15,807
Verizon Communications Inc.	6.400%	9/15/33	36,062	44,732
Verizon Communications Inc.	5.050%	3/15/34	11,050	11,875
Verizon Communications Inc.	4.400%	11/1/34	16,725	16,777
Verizon Communications Inc.	5.850%	9/15/35	9,565	11,240
Verizon Communications Inc.	6.250%	4/1/37	1,400	1,729
Verizon Communications Inc.	6.400%	2/15/38	9,602	11,878
Verizon Communications Inc.	6.900%	4/15/38	19,965	26,221
Verizon Communications Inc.	7.350%	4/1/39	6,000	8,246
Verizon Communications Inc.	6.000%	4/1/41	22,000	26,114

55

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Verizon Communications Inc.	4.750%	11/1/41	7,290	7,485
Verizon Communications Inc.	3.850%	11/1/42	4,250	3,804
Verizon Communications Inc.	6.550%	9/15/43	93,631	119,600
8 Verizon Communications Inc.	4.862%	8/21/46	25,561	26,256
8 Verizon Communications Inc.	5.012%	8/21/54	53,326	55,166
Verizon Maryland LLC	5.125%	6/15/33	2,155	2,263
Verizon New England Inc.	7.875%	11/15/29	1,735	2,273
Verizon New York Inc.	7.375%	4/1/32	9,462	11,877
Viacom Inc.	6.250%	4/30/16	3,525	3,768
Viacom Inc.	2.500%	12/15/16	3,450	3,569
Viacom Inc.	3.500%	4/1/17	12,025	12,526
Viacom Inc.	6.125%	10/5/17	6,405	7,136
Viacom Inc.	2.500%	9/1/18	175	177
Viacom Inc.	2.200%	4/1/19	12,100	11,930
Viacom Inc.	5.625%	9/15/19	20,510	23,039
Viacom Inc.	3.875%	12/15/21	3,450	3,574
Viacom Inc.	4.250%	9/1/23	2,339	2,411
Viacom Inc.	3.875%	4/1/24	6,000	5,988
Viacom Inc.	4.850%	12/15/34	5,100	5,221
Viacom Inc.	6.875%	4/30/36	9,636	12,231
Viacom Inc.	4.500%	2/27/42	3,425	3,237
Viacom Inc.	4.375%	3/15/43	1,228	1,132
Viacom Inc.	5.850%	9/1/43	9,140	10,172
Viacom Inc.	5.250%	4/1/44	10,350	10,899
Vodafone Group plc	5.625%	2/27/17	13,056	14,147
Vodafone Group plc	1.625%	3/20/17	24,025	24,009
Vodafone Group plc	1.250%	9/26/17	20,065	19,812
Vodafone Group plc	1.500%	2/19/18	3,200	3,144
Vodafone Group plc	4.625%	7/15/18	200	216
Vodafone Group plc	5.450%	6/10/19	8,225	9,254
Vodafone Group plc	4.375%	3/16/21	3,000	3,196
Vodafone Group plc	2.500%	9/26/22	6,025	5,675
Vodafone Group plc	2.950%	2/19/23	9,115	8,750
Vodafone Group plc	7.875%	2/15/30	780	1,083
Vodafone Group plc	6.250%	11/30/32	7,775	9,537
Vodafone Group plc	6.150%	2/27/37	8,513	10,285
Vodafone Group plc	4.375%	2/19/43	9,720	9,488
Walt Disney Co.	0.450%	12/1/15	4,030	4,029
Walt Disney Co.	1.350%	8/16/16	2,200	2,221
Walt Disney Co.	5.625%	9/15/16	5,775	6,248
Walt Disney Co.	1.125%	2/15/17	4,671	4,678
Walt Disney Co.	0.875%	5/30/17	5,725	5,688
Walt Disney Co.	1.100%	12/1/17	10,408	10,350
Walt Disney Co.	5.875%	12/15/17	5,360	6,036
Walt Disney Co.	1.850%	5/30/19	5,425	5,393
Walt Disney Co.	2.750%	8/16/21	10,568	10,747
Walt Disney Co.	2.550%	2/15/22	5,586	5,557
Walt Disney Co.	2.350%	12/1/22	5,518	5,416
Walt Disney Co.	7.000%	3/1/32	1,993	2,888
Walt Disney Co.	4.375%	8/16/41	3,560	3,878
Walt Disney Co.	4.125%	12/1/41	10,525	11,106
Walt Disney Co.	3.700%	12/1/42	5,454	5,411
Walt Disney Co.	4.125%	6/1/44	9,250	9,702
WPP Finance 2010	4.750%	11/21/21	12,689	13,867
WPP Finance 2010	3.625%	9/7/22	10,981	11,159
WPP Finance 2010	3.750%	9/19/24	2,000	2,006
WPP Finance 2010	5.625%	11/15/43	2,000	2,281
Consumer Cyclical (1.7%)
Advance Auto Parts Inc.	4.500%	1/15/22	3,000	3,185
Advance Auto Parts Inc.	4.500%	12/1/23	6,121	6,537
8 Alibaba Group Holding Ltd.	1.625%	11/28/17	14,145	14,083
8 Alibaba Group Holding Ltd.	2.500%	11/28/19	19,125	18,850
8 Alibaba Group Holding Ltd.	3.125%	11/28/21	3,800	3,757

56

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
8 Alibaba Group Holding Ltd.	3.600%	11/28/24	11,700	11,598
8 Alibaba Group Holding Ltd.	4.500%	11/28/34	7,050	7,204
Amazon.com Inc.	1.200%	11/29/17	5,025	4,970
Amazon.com Inc.	2.600%	12/5/19	4,400	4,442
Amazon.com Inc.	3.300%	12/5/21	9,800	9,943
Amazon.com Inc.	2.500%	11/29/22	17,421	16,493
Amazon.com Inc.	3.800%	12/5/24	4,930	5,061
Amazon.com Inc.	4.800%	12/5/34	10,550	11,038
Amazon.com Inc.	4.950%	12/5/44	11,650	12,044
American Honda Finance Corp.	1.125%	10/7/16	11,450	11,504
American Honda Finance Corp.	1.200%	7/14/17	5,100	5,082
American Honda Finance Corp.	1.550%	12/11/17	21,525	21,597
American Honda Finance Corp.	2.125%	10/10/18	6,540	6,576
American Honda Finance Corp.	2.250%	8/15/19	9,975	10,004
AutoNation Inc.	6.750%	4/15/18	3,300	3,692
AutoZone Inc.	1.300%	1/13/17	1,350	1,346
AutoZone Inc.	7.125%	8/1/18	7,950	9,266
AutoZone Inc.	3.700%	4/15/22	7,071	7,285
AutoZone Inc.	2.875%	1/15/23	3,560	3,434
AutoZone Inc.	3.125%	7/15/23	375	370
Bed Bath & Beyond Inc.	3.749%	8/1/24	1,475	1,493
Bed Bath & Beyond Inc.	4.915%	8/1/34	2,100	2,150
Bed Bath & Beyond Inc.	5.165%	8/1/44	6,775	7,058
BorgWarner Inc.	4.625%	9/15/20	1,000	1,096
Brinker International Inc.	2.600%	5/15/18	4,675	4,663
Brinker International Inc.	3.875%	5/15/23	9,800	9,741
Carnival Corp.	1.200%	2/5/16	4,650	4,648
Carnival Corp.	1.875%	12/15/17	300	298
Carnival Corp.	3.950%	10/15/20	780	816
Costco Wholesale Corp.	5.500%	3/15/17	11,752	12,867
Costco Wholesale Corp.	1.125%	12/15/17	3,750	3,727
Costco Wholesale Corp.	1.700%	12/15/19	10,788	10,616
Cummins Inc.	3.650%	10/1/23	4,425	4,672
Cummins Inc.	4.875%	10/1/43	5,325	6,191
CVS Health Corp.	3.250%	5/18/15	2,450	2,474
CVS Health Corp.	6.125%	8/15/16	1,161	1,254
CVS Health Corp.	1.200%	12/5/16	600	602
CVS Health Corp.	5.750%	6/1/17	5,742	6,336
CVS Health Corp.	2.250%	12/5/18	18,150	18,319
CVS Health Corp.	2.250%	8/12/19	24,430	24,344
CVS Health Corp.	4.750%	5/18/20	625	689
CVS Health Corp.	2.750%	12/1/22	10,275	10,010
CVS Health Corp.	4.000%	12/5/23	8,848	9,379
CVS Health Corp.	3.375%	8/12/24	14,500	14,672
CVS Health Corp.	6.125%	9/15/39	3,625	4,687
CVS Health Corp.	5.750%	5/15/41	1,361	1,691
CVS Health Corp.	5.300%	12/5/43	8,745	10,453
8 Daimler Finance North America LLC	2.625%	9/15/16	5,050	5,173
Daimler Finance North America LLC	8.500%	1/18/31	11,842	18,109
Darden Restaurants Inc.	6.450%	10/15/17	8,200	9,022
Delphi Corp.	4.150%	3/15/24	5,750	5,954
Dollar General Corp.	4.125%	7/15/17	1,250	1,290
Dollar General Corp.	3.250%	4/15/23	17,380	15,824
eBay Inc.	1.350%	7/15/17	11,256	11,171
eBay Inc.	2.200%	8/1/19	8,400	8,367
eBay Inc.	3.250%	10/15/20	4,130	4,186
eBay Inc.	2.875%	8/1/21	6,350	6,284
eBay Inc.	2.600%	7/15/22	5,675	5,387
eBay Inc.	3.450%	8/1/24	5,350	5,260
eBay Inc.	4.000%	7/15/42	3,368	2,998
Expedia Inc.	5.950%	8/15/20	5,950	6,596
Expedia Inc.	4.500%	8/15/24	3,270	3,295
Family Dollar Stores Inc.	5.000%	2/1/21	2,550	2,683
Ford Holdings LLC	9.300%	3/1/30	4,525	6,733

57

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ford Motor Co.	6.625%	10/1/28	5,146	6,233
Ford Motor Co.	6.375%	2/1/29	6,044	7,201
Ford Motor Co.	7.450%	7/16/31	19,820	26,903
Ford Motor Co.	4.750%	1/15/43	4,391	4,610
Ford Motor Co.	7.400%	11/1/46	5,325	7,586
Ford Motor Credit Co. LLC	4.207%	4/15/16	10,150	10,507
Ford Motor Credit Co. LLC	1.700%	5/9/16	9,875	9,915
Ford Motor Credit Co. LLC	3.984%	6/15/16	6,850	7,095
Ford Motor Credit Co. LLC	8.000%	12/15/16	8,135	9,113
Ford Motor Credit Co. LLC	4.250%	2/3/17	8,600	9,036
Ford Motor Credit Co. LLC	3.000%	6/12/17	18,075	18,549
Ford Motor Credit Co. LLC	6.625%	8/15/17	13,573	15,137
Ford Motor Credit Co. LLC	1.724%	12/6/17	10,000	9,885
Ford Motor Credit Co. LLC	2.375%	1/16/18	10,563	10,625
Ford Motor Credit Co. LLC	5.000%	5/15/18	18,920	20,559
Ford Motor Credit Co. LLC	2.875%	10/1/18	7,595	7,711
Ford Motor Credit Co. LLC	2.375%	3/12/19	23,905	23,718
Ford Motor Credit Co. LLC	2.597%	11/4/19	9,000	8,945
Ford Motor Credit Co. LLC	8.125%	1/15/20	18,545	22,974
Ford Motor Credit Co. LLC	5.750%	2/1/21	23,950	27,464
Ford Motor Credit Co. LLC	5.875%	8/2/21	19,329	22,358
Ford Motor Credit Co. LLC	4.250%	9/20/22	10,365	11,000
Ford Motor Credit Co. LLC	4.375%	8/6/23	21,230	22,563
Ford Motor Credit Co. LLC	3.664%	9/8/24	3,000	3,006
Gap Inc.	5.950%	4/12/21	22,051	25,092
Home Depot Inc.	5.400%	3/1/16	12,323	12,986
Home Depot Inc.	2.000%	6/15/19	8,350	8,364
Home Depot Inc.	3.950%	9/15/20	4,800	5,177
Home Depot Inc.	4.400%	4/1/21	40,398	44,753
Home Depot Inc.	2.700%	4/1/23	3,675	3,635
Home Depot Inc.	3.750%	2/15/24	8,633	9,216
Home Depot Inc.	5.875%	12/16/36	18,438	24,014
Home Depot Inc.	5.400%	9/15/40	2,668	3,291
Home Depot Inc.	5.950%	4/1/41	15,283	20,079
Home Depot Inc.	4.200%	4/1/43	9,800	10,307
Home Depot Inc.	4.875%	2/15/44	8,399	9,742
Home Depot Inc.	4.400%	3/15/45	3,450	3,777
Host Hotels & Resorts LP	6.000%	10/1/21	15,075	17,336
Host Hotels & Resorts LP	5.250%	3/15/22	5,000	5,431
Host Hotels & Resorts LP	4.750%	3/1/23	7,450	7,925
Host Hotels & Resorts LP	3.750%	10/15/23	1,860	1,851
Hyatt Hotels Corp.	3.875%	8/15/16	1,475	1,531
Hyatt Hotels Corp.	5.375%	8/15/21	1,322	1,500
Hyatt Hotels Corp.	3.375%	7/15/23	2,881	2,840
International Game Technology	7.500%	6/15/19	3,625	3,870
International Game Technology	5.500%	6/15/20	2,525	2,620
Johnson Controls Inc.	5.500%	1/15/16	2,900	3,038
Johnson Controls Inc.	5.000%	3/30/20	21,287	23,354
Johnson Controls Inc.	3.750%	12/1/21	50	52
Johnson Controls Inc.	6.000%	1/15/36	2,100	2,511
Johnson Controls Inc.	5.700%	3/1/41	1,300	1,539
Johnson Controls Inc.	5.250%	12/1/41	5,183	5,789
Johnson Controls Inc.	4.625%	7/2/44	1,000	1,028
Johnson Controls Inc.	4.950%	7/2/64	2,300	2,376
Kohl's Corp.	6.250%	12/15/17	2,725	3,040
Kohl's Corp.	4.000%	11/1/21	5,725	5,943
Kohl's Corp.	3.250%	2/1/23	2,518	2,445
Kohl's Corp.	6.000%	1/15/33	3,982	4,428
Kohl's Corp.	6.875%	12/15/37	743	938
Lowe's Cos. Inc.	2.125%	4/15/16	150	152
Lowe's Cos. Inc.	5.400%	10/15/16	15,550	16,730
Lowe's Cos. Inc.	1.625%	4/15/17	6,935	6,994
Lowe's Cos. Inc.	6.100%	9/15/17	3,350	3,762
Lowe's Cos. Inc.	4.625%	4/15/20	75	83

58

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Lowe's Cos. Inc.	3.800%	11/15/21	2,575	2,758
Lowe's Cos. Inc.	3.120%	4/15/22	5,200	5,319
Lowe's Cos. Inc.	3.875%	9/15/23	9,183	9,793
Lowe's Cos. Inc.	3.125%	9/15/24	20,925	21,090
Lowe's Cos. Inc.	6.875%	2/15/28	560	725
Lowe's Cos. Inc.	6.500%	3/15/29	3,694	4,668
Lowe's Cos. Inc.	5.500%	10/15/35	318	388
Lowe's Cos. Inc.	5.800%	10/15/36	8,549	10,705
Lowe's Cos. Inc.	5.800%	4/15/40	1,075	1,360
Lowe's Cos. Inc.	5.125%	11/15/41	5,750	6,719
Lowe's Cos. Inc.	4.650%	4/15/42	14,548	16,171
Lowe's Cos. Inc.	5.000%	9/15/43	1,825	2,136
Lowe's Cos. Inc.	4.250%	9/15/44	5,825	6,165
Macy's Retail Holdings Inc.	5.900%	12/1/16	10,015	10,868
Macy's Retail Holdings Inc.	7.450%	7/15/17	4,950	5,634
Macy's Retail Holdings Inc.	3.875%	1/15/22	12,468	12,977
Macy's Retail Holdings Inc.	2.875%	2/15/23	1,780	1,728
Macy's Retail Holdings Inc.	6.650%	7/15/24	80	99
Macy's Retail Holdings Inc.	6.900%	4/1/29	15,485	19,717
Macy's Retail Holdings Inc.	6.900%	1/15/32	25	32
Macy's Retail Holdings Inc.	6.700%	7/15/34	268	343
Macy's Retail Holdings Inc.	4.500%	12/15/34	13,250	13,343
Macy's Retail Holdings Inc.	6.375%	3/15/37	8,925	11,367
Macy's Retail Holdings Inc.	5.125%	1/15/42	2,240	2,441
Macy's Retail Holdings Inc.	4.300%	2/15/43	3,618	3,505
Magna International Inc.	3.625%	6/15/24	5,700	5,734
Marriott International Inc.	6.200%	6/15/16	1,500	1,608
Marriott International Inc.	6.375%	6/15/17	1,750	1,937
Marriott International Inc.	3.000%	3/1/19	2,400	2,462
Marriott International Inc.	3.375%	10/15/20	9,658	9,914
Marriott International Inc.	3.125%	10/15/21	6,292	6,331
MasterCard Inc.	2.000%	4/1/19	4,875	4,884
MasterCard Inc.	3.375%	4/1/24	10,220	10,485
McDonald's Corp.	0.750%	5/29/15	2,750	2,754
McDonald's Corp.	5.300%	3/15/17	3,350	3,638
McDonald's Corp.	5.800%	10/15/17	5,580	6,237
McDonald's Corp.	5.350%	3/1/18	9,175	10,165
McDonald's Corp.	5.000%	2/1/19	4,150	4,619
McDonald's Corp.	1.875%	5/29/19	7,100	7,042
McDonald's Corp.	3.500%	7/15/20	100	106
McDonald's Corp.	2.625%	1/15/22	3,830	3,812
McDonald's Corp.	3.250%	6/10/24	1,530	1,557
McDonald's Corp.	6.300%	10/15/37	3,628	4,747
McDonald's Corp.	6.300%	3/1/38	8,800	11,572
McDonald's Corp.	5.700%	2/1/39	6,452	7,958
McDonald's Corp.	3.700%	2/15/42	6,069	5,822
McDonald's Corp.	3.625%	5/1/43	6,833	6,329
NIKE Inc.	2.250%	5/1/23	805	782
NIKE Inc.	3.625%	5/1/43	1,718	1,700
Nordstrom Inc.	6.250%	1/15/18	8,105	9,157
Nordstrom Inc.	4.750%	5/1/20	2,875	3,180
Nordstrom Inc.	4.000%	10/15/21	14,516	15,528
Nordstrom Inc.	6.950%	3/15/28	2,925	3,849
Nordstrom Inc.	5.000%	1/15/44	4,410	5,018
NVR Inc.	3.950%	9/15/22	3,911	4,050
O'Reilly Automotive Inc.	4.875%	1/14/21	900	987
O'Reilly Automotive Inc.	4.625%	9/15/21	5,343	5,832
O'Reilly Automotive Inc.	3.800%	9/1/22	4,881	5,038
O'Reilly Automotive Inc.	3.850%	6/15/23	1,400	1,449
PACCAR Financial Corp.	0.800%	2/8/16	3,650	3,655
PACCAR Financial Corp.	1.150%	8/16/16	10,000	10,068
PACCAR Financial Corp.	1.600%	3/15/17	1,165	1,174
PACCAR Financial Corp.	1.100%	6/6/17	500	497
PACCAR Financial Corp.	1.400%	11/17/17	3,230	3,223

59

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
PACCAR Financial Corp.	2.200%	9/15/19	2,300	2,306
QVC Inc.	3.125%	4/1/19	3,100	3,099
QVC Inc.	5.125%	7/2/22	1,160	1,221
QVC Inc.	4.375%	3/15/23	1,550	1,556
QVC Inc.	4.850%	4/1/24	6,658	6,782
QVC Inc.	5.450%	8/15/34	2,750	2,680
QVC Inc.	5.950%	3/15/43	4,478	4,714
Ralph Lauren Corp.	2.125%	9/26/18	2,900	2,921
Ross Stores Inc.	3.375%	9/15/24	2,100	2,101
Signet UK Finance plc	4.700%	6/15/24	3,400	3,277
Staples Inc.	2.750%	1/12/18	9,600	9,589
Staples Inc.	4.375%	1/12/23	3,700	3,711
Starbucks Corp.	0.875%	12/5/16	6,725	6,708
Starbucks Corp.	2.000%	12/5/18	4,600	4,643
Starbucks Corp.	3.850%	10/1/23	5,500	5,874
Starwood Hotels & Resorts Worldwide Inc.	6.750%	5/15/18	510	581
Starwood Hotels & Resorts Worldwide Inc.	3.125%	2/15/23	3,116	3,021
Target Corp.	5.875%	7/15/16	10,300	11,067
Target Corp.	5.375%	5/1/17	9,100	9,937
Target Corp.	6.000%	1/15/18	10,250	11,547
Target Corp.	2.300%	6/26/19	5,160	5,217
Target Corp.	3.875%	7/15/20	2,650	2,848
Target Corp.	2.900%	1/15/22	9,890	10,016
Target Corp.	3.500%	7/1/24	9,250	9,614
Target Corp.	6.350%	11/1/32	7,645	9,981
Target Corp.	6.500%	10/15/37	8,617	11,792
Target Corp.	7.000%	1/15/38	7,075	10,200
Target Corp.	4.000%	7/1/42	12,894	13,119
8 Tiffany & Co.	3.800%	10/1/24	2,275	2,290
8 Tiffany & Co.	4.900%	10/1/44	2,400	2,474
TJX Cos. Inc.	6.950%	4/15/19	17,610	20,940
TJX Cos. Inc.	2.750%	6/15/21	2,075	2,082
TJX Cos. Inc.	2.500%	5/15/23	50	48
Toyota Motor Credit Corp.	2.800%	1/11/16	2,700	2,759
Toyota Motor Credit Corp.	2.000%	9/15/16	9,400	9,573
Toyota Motor Credit Corp.	2.050%	1/12/17	18,400	18,758
Toyota Motor Credit Corp.	1.125%	5/16/17	6,975	6,951
Toyota Motor Credit Corp.	1.250%	10/5/17	6,300	6,281
Toyota Motor Credit Corp.	1.375%	1/10/18	12,668	12,606
Toyota Motor Credit Corp.	2.000%	10/24/18	5,875	5,926
Toyota Motor Credit Corp.	2.100%	1/17/19	5,775	5,808
Toyota Motor Credit Corp.	2.125%	7/18/19	14,925	14,939
Toyota Motor Credit Corp.	4.500%	6/17/20	5,400	5,952
Toyota Motor Credit Corp.	4.250%	1/11/21	4,075	4,476
Toyota Motor Credit Corp.	2.750%	5/17/21	7,250	7,337
Toyota Motor Credit Corp.	3.400%	9/15/21	8,636	9,036
Toyota Motor Credit Corp.	3.300%	1/12/22	16,890	17,555
Toyota Motor Credit Corp.	2.625%	1/10/23	13,625	13,484
VF Corp.	5.950%	11/1/17	3,950	4,451
VF Corp.	3.500%	9/1/21	8,000	8,462
VF Corp.	6.450%	11/1/37	2,416	3,250
Wal-Mart Stores Inc.	2.800%	4/15/16	350	360
Wal-Mart Stores Inc.	5.375%	4/5/17	2,150	2,351
Wal-Mart Stores Inc.	5.800%	2/15/18	13,700	15,486
Wal-Mart Stores Inc.	1.125%	4/11/18	1,651	1,632
Wal-Mart Stores Inc.	3.625%	7/8/20	38,575	41,202
Wal-Mart Stores Inc.	3.250%	10/25/20	29,950	31,468
Wal-Mart Stores Inc.	4.250%	4/15/21	17,744	19,558
Wal-Mart Stores Inc.	2.550%	4/11/23	12,670	12,492
Wal-Mart Stores Inc.	3.300%	4/22/24	9,095	9,374
Wal-Mart Stores Inc.	5.875%	4/5/27	18,980	24,267
Wal-Mart Stores Inc.	7.550%	2/15/30	13,390	19,739
Wal-Mart Stores Inc.	5.250%	9/1/35	7,016	8,456
Wal-Mart Stores Inc.	6.500%	8/15/37	29,967	41,068

60

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Wal-Mart Stores Inc.	6.200%	4/15/38	5,819	7,804
Wal-Mart Stores Inc.	5.625%	4/1/40	5,400	6,861
Wal-Mart Stores Inc.	4.875%	7/8/40	4,225	4,905
Wal-Mart Stores Inc.	5.000%	10/25/40	4,500	5,320
Wal-Mart Stores Inc.	5.625%	4/15/41	31,776	40,453
Wal-Mart Stores Inc.	4.000%	4/11/43	10,081	10,435
Wal-Mart Stores Inc.	4.750%	10/2/43	10,440	12,173
Wal-Mart Stores Inc.	4.300%	4/22/44	8,500	9,285
Walgreen Co.	1.800%	9/15/17	8,545	8,564
Walgreen Co.	5.250%	1/15/19	4,125	4,577
Walgreen Co.	3.100%	9/15/22	10,678	10,548
Walgreen Co.	4.400%	9/15/42	10,475	10,498
Walgreens Boots Alliance Inc.	1.750%	11/17/17	5,000	5,015
Walgreens Boots Alliance Inc.	2.700%	11/18/19	11,695	11,753
Walgreens Boots Alliance Inc.	3.300%	11/18/21	18,000	18,132
Walgreens Boots Alliance Inc.	3.800%	11/18/24	10,912	11,119
Walgreens Boots Alliance Inc.	4.500%	11/18/34	1,070	1,114
Walgreens Boots Alliance Inc.	4.800%	11/18/44	18,020	19,007
Western Union Co.	5.930%	10/1/16	3,525	3,786
Western Union Co.	5.253%	4/1/20	3,946	4,331
Western Union Co.	6.200%	11/17/36	5,973	6,127
Western Union Co.	6.200%	6/21/40	5,225	5,540
Wyndham Worldwide Corp.	2.950%	3/1/17	900	920
Wyndham Worldwide Corp.	2.500%	3/1/18	1,650	1,648
Wyndham Worldwide Corp.	4.250%	3/1/22	12,608	12,904
Wyndham Worldwide Corp.	3.900%	3/1/23	2,000	1,976
Yum! Brands Inc.	6.250%	4/15/16	3,535	3,751
Yum! Brands Inc.	6.250%	3/15/18	1,325	1,483
Yum! Brands Inc.	3.875%	11/1/20	860	896
Yum! Brands Inc.	5.350%	11/1/43	2,750	3,023
Consumer Noncyclical (3.5%)
Abbott Laboratories	5.125%	4/1/19	20,451	22,918
Abbott Laboratories	4.125%	5/27/20	9,478	10,285
Abbott Laboratories	6.150%	11/30/37	3,861	5,222
Abbott Laboratories	6.000%	4/1/39	1,175	1,585
Abbott Laboratories	5.300%	5/27/40	803	982
AbbVie Inc.	1.750%	11/6/17	28,425	28,491
AbbVie Inc.	2.000%	11/6/18	12,850	12,802
AbbVie Inc.	2.900%	11/6/22	25,113	24,696
AbbVie Inc.	4.400%	11/6/42	22,469	23,068
Actavis Funding SCS	1.300%	6/15/17	13,900	13,635
Actavis Funding SCS	3.850%	6/15/24	4,475	4,492
Actavis Funding SCS	4.850%	6/15/44	16,540	16,745
Actavis Inc.	1.875%	10/1/17	9,065	9,007
Actavis Inc.	6.125%	8/15/19	5,375	6,095
Actavis Inc.	3.250%	10/1/22	19,248	18,757
Actavis Inc.	4.625%	10/1/42	5,463	5,353
Agilent Technologies Inc.	5.000%	7/15/20	4,400	4,786
Agilent Technologies Inc.	3.200%	10/1/22	6,200	6,058
Agilent Technologies Inc.	3.875%	7/15/23	3,656	3,665
Allergan Inc.	5.750%	4/1/16	4,495	4,734
Allergan Inc.	3.375%	9/15/20	3,335	3,374
Allergan Inc.	2.800%	3/15/23	3,775	3,511
Altria Group Inc.	9.700%	11/10/18	7,333	9,315
Altria Group Inc.	9.250%	8/6/19	11,270	14,482
Altria Group Inc.	2.625%	1/14/20	5,000	5,005
Altria Group Inc.	4.750%	5/5/21	14,510	16,052
Altria Group Inc.	2.850%	8/9/22	15,050	14,677
Altria Group Inc.	2.950%	5/2/23	7,860	7,605
Altria Group Inc.	4.000%	1/31/24	7,855	8,213
Altria Group Inc.	9.950%	11/10/38	5,484	9,404
Altria Group Inc.	10.200%	2/6/39	12,135	21,180
Altria Group Inc.	4.250%	8/9/42	15,947	15,453

61

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Altria Group Inc.	4.500%	5/2/43	10,592	10,666
Altria Group Inc.	5.375%	1/31/44	11,425	13,003
AmerisourceBergen Corp.	4.875%	11/15/19	5,380	5,958
AmerisourceBergen Corp.	3.500%	11/15/21	7,169	7,394
AmerisourceBergen Corp.	3.400%	5/15/24	5,700	5,709
Amgen Inc.	2.300%	6/15/16	11,955	12,166
Amgen Inc.	2.500%	11/15/16	9,347	9,529
Amgen Inc.	2.125%	5/15/17	7,435	7,538
Amgen Inc.	5.850%	6/1/17	8,745	9,640
Amgen Inc.	5.700%	2/1/19	19,675	22,096
Amgen Inc.	2.200%	5/22/19	11,318	11,275
Amgen Inc.	3.450%	10/1/20	7,700	8,004
Amgen Inc.	4.100%	6/15/21	17,505	18,773
Amgen Inc.	3.875%	11/15/21	10,955	11,531
Amgen Inc.	3.625%	5/15/22	12,789	13,159
Amgen Inc.	3.625%	5/22/24	9,890	10,051
Amgen Inc.	6.375%	6/1/37	2,568	3,215
Amgen Inc.	6.900%	6/1/38	11,080	14,678
Amgen Inc.	6.400%	2/1/39	12,321	15,621
Amgen Inc.	5.750%	3/15/40	5,085	6,084
Amgen Inc.	4.950%	10/1/41	4,270	4,591
Amgen Inc.	5.150%	11/15/41	26,680	30,105
Amgen Inc.	5.650%	6/15/42	9,521	11,328
Anheuser-Busch Cos. LLC	5.600%	3/1/17	8,850	9,650
Anheuser-Busch Cos. LLC	5.500%	1/15/18	12,448	13,833
Anheuser-Busch Cos. LLC	6.800%	8/20/32	2,275	3,129
Anheuser-Busch Cos. LLC	5.950%	1/15/33	10	13
Anheuser-Busch Cos. LLC	5.750%	4/1/36	5,995	7,392
Anheuser-Busch Cos. LLC	6.450%	9/1/37	670	880
Anheuser-Busch InBev Finance Inc.	1.125%	1/27/17	5,200	5,210
Anheuser-Busch InBev Finance Inc.	1.250%	1/17/18	10,950	10,824
Anheuser-Busch InBev Finance Inc.	2.150%	2/1/19	20,000	20,077
Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	19,896	19,311
Anheuser-Busch InBev Finance Inc.	3.700%	2/1/24	11,950	12,426
Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	9,415	9,312
Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	6,400	6,949
Anheuser-Busch InBev Worldwide Inc.	2.875%	2/15/16	2,000	2,046
Anheuser-Busch InBev Worldwide Inc.	1.375%	7/15/17	11,522	11,513
Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	14,962	18,117
Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	6,900	8,290
Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	28,707	32,508
Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	10,340	11,577
Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	6,350	6,934
Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	19,399	18,839
Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	2,818	4,353
Anheuser-Busch InBev Worldwide Inc.	6.375%	1/15/40	10,603	13,827
Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	21,455	20,169
Archer-Daniels-Midland Co.	8.375%	4/15/17	525	608
Archer-Daniels-Midland Co.	5.450%	3/15/18	8,900	9,911
Archer-Daniels-Midland Co.	4.479%	3/1/21	5,100	5,635
Archer-Daniels-Midland Co.	5.935%	10/1/32	4,275	5,492
Archer-Daniels-Midland Co.	5.375%	9/15/35	3,618	4,391
Archer-Daniels-Midland Co.	5.765%	3/1/41	8,285	10,633
Archer-Daniels-Midland Co.	4.535%	3/26/42	18	20
Archer-Daniels-Midland Co.	4.016%	4/16/43	3,565	3,577
5 Ascension Health Alliance	4.847%	11/15/53	9,100	10,241
AstraZeneca plc	5.900%	9/15/17	3,208	3,586
AstraZeneca plc	1.950%	9/18/19	1,655	1,648
AstraZeneca plc	6.450%	9/15/37	28,261	37,897
AstraZeneca plc	4.000%	9/18/42	9,806	9,641
Baptist Health South Florida Obligated Group Revenue	4.590%	8/15/21	1,000	1,098
Baxter International Inc.	5.900%	9/1/16	1,700	1,831
Baxter International Inc.	5.375%	6/1/18	5,000	5,547
Baxter International Inc.	1.850%	6/15/18	10,675	10,625

62

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Baxter International Inc.	2.400%	8/15/22	3,895	3,716
Baxter International Inc.	3.200%	6/15/23	5,000	5,022
Baxter International Inc.	6.250%	12/1/37	3,925	5,159
Baxter International Inc.	3.650%	8/15/42	6,278	5,982
Beam Suntory Inc.	5.375%	1/15/16	5	5
Beam Suntory Inc.	1.875%	5/15/17	1,025	1,030
Beam Suntory Inc.	1.750%	6/15/18	2,775	2,749
Beam Suntory Inc.	3.250%	5/15/22	2,050	2,065
Beam Suntory Inc.	3.250%	6/15/23	550	542
Becton Dickinson & Co.	1.750%	11/8/16	1,700	1,713
Becton Dickinson & Co.	1.800%	12/15/17	5,500	5,523
Becton Dickinson & Co.	5.000%	5/15/19	1,475	1,630
Becton Dickinson & Co.	2.675%	12/15/19	4,000	4,032
Becton Dickinson & Co.	3.250%	11/12/20	6,325	6,422
Becton Dickinson & Co.	3.125%	11/8/21	15,293	15,363
Becton Dickinson & Co.	3.734%	12/15/24	10,450	10,751
Becton Dickinson & Co.	6.000%	5/15/39	1,000	1,240
Becton Dickinson & Co.	5.000%	11/12/40	175	189
Becton Dickinson & Co.	4.685%	12/15/44	7,775	8,363
Biogen Idec Inc.	6.875%	3/1/18	12,825	14,772
Boston Scientific Corp.	5.125%	1/12/17	10,180	10,838
Boston Scientific Corp.	2.650%	10/1/18	5,650	5,692
Boston Scientific Corp.	6.000%	1/15/20	7,629	8,590
Boston Scientific Corp.	4.125%	10/1/23	5,150	5,265
Boston Scientific Corp.	7.000%	11/15/35	6,400	8,197
Boston Scientific Corp.	7.375%	1/15/40	2,390	3,205
Bottling Group LLC	5.500%	4/1/16	19,185	20,301
Bottling Group LLC	5.125%	1/15/19	5,425	6,062
Bristol-Myers Squibb Co.	0.875%	8/1/17	9,875	9,788
Bristol-Myers Squibb Co.	1.750%	3/1/19	1,750	1,737
Bristol-Myers Squibb Co.	2.000%	8/1/22	8,015	7,580
Bristol-Myers Squibb Co.	7.150%	6/15/23	400	524
Bristol-Myers Squibb Co.	3.250%	11/1/23	2,975	3,048
Bristol-Myers Squibb Co.	6.800%	11/15/26	638	856
Bristol-Myers Squibb Co.	5.875%	11/15/36	13,857	17,747
Bristol-Myers Squibb Co.	6.125%	5/1/38	2,468	3,224
Bristol-Myers Squibb Co.	3.250%	8/1/42	4,411	3,871
Bristol-Myers Squibb Co.	6.875%	8/1/97	1,030	1,519
Brown-Forman Corp.	1.000%	1/15/18	1,275	1,252
Brown-Forman Corp.	2.250%	1/15/23	2,435	2,316
Brown-Forman Corp.	3.750%	1/15/43	2,675	2,649
Bunge Ltd. Finance Corp.	4.100%	3/15/16	3,750	3,873
Bunge Ltd. Finance Corp.	8.500%	6/15/19	14,450	17,770
Campbell Soup Co.	3.050%	7/15/17	1,275	1,319
Campbell Soup Co.	4.250%	4/15/21	3,850	4,176
Campbell Soup Co.	2.500%	8/2/22	3,575	3,424
Campbell Soup Co.	3.800%	8/2/42	3,228	2,961
Cardinal Health Inc.	1.700%	3/15/18	3,325	3,298
Cardinal Health Inc.	4.625%	12/15/20	14,440	15,773
Cardinal Health Inc.	3.200%	6/15/22	2,920	2,922
Cardinal Health Inc.	3.200%	3/15/23	7,533	7,533
Cardinal Health Inc.	4.600%	3/15/43	2,125	2,237
CareFusion Corp.	6.375%	8/1/19	17,482	20,201
5 Catholic Health Initiatives Colorado GO	4.350%	11/1/42	9,250	9,183
Celgene Corp.	1.900%	8/15/17	2,175	2,185
Celgene Corp.	2.300%	8/15/18	1,075	1,082
Celgene Corp.	2.250%	5/15/19	6,950	6,898
Celgene Corp.	3.950%	10/15/20	2,955	3,127
Celgene Corp.	3.250%	8/15/22	21,075	21,216
Celgene Corp.	4.000%	8/15/23	2,700	2,838
Celgene Corp.	3.625%	5/15/24	10,375	10,568
Celgene Corp.	5.700%	10/15/40	1,650	2,000
Celgene Corp.	5.250%	8/15/43	5,000	5,691
Celgene Corp.	4.625%	5/15/44	8,600	8,923

63

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Children's Hospital Medical Center Ohio GO	4.268%	5/15/44	2,100	2,198
Church & Dwight Co. Inc.	3.350%	12/15/15	2,375	2,427
Church & Dwight Co. Inc.	2.450%	12/15/19	4,825	4,818
Cleveland Clinic Foundation Ohio Revenue	4.858%	1/1/14	14,650	14,931
Clorox Co.	5.950%	10/15/17	15,415	17,198
Clorox Co.	3.800%	11/15/21	100	106
Clorox Co.	3.050%	9/15/22	1,057	1,052
Clorox Co.	3.500%	12/15/24	1,000	1,007
Coca-Cola Co.	1.500%	11/15/15	11,645	11,753
Coca-Cola Co.	1.800%	9/1/16	12,987	13,203
Coca-Cola Co.	5.350%	11/15/17	6,205	6,885
Coca-Cola Co.	1.150%	4/1/18	5,344	5,285
Coca-Cola Co.	1.650%	11/1/18	31,364	31,305
Coca-Cola Co.	4.875%	3/15/19	11,175	12,532
Coca-Cola Co.	2.450%	11/1/20	9,805	9,879
Coca-Cola Co.	3.150%	11/15/20	8,344	8,721
Coca-Cola Co.	3.300%	9/1/21	3,487	3,661
Coca-Cola Co.	3.200%	11/1/23	13,284	13,696
Coca-Cola Enterprises Inc.	3.500%	9/15/20	3,550	3,685
Coca-Cola Enterprises Inc.	3.250%	8/19/21	1,575	1,617
Coca-Cola Femsa SAB de CV	2.375%	11/26/18	450	447
Coca-Cola Femsa SAB de CV	4.625%	2/15/20	1,550	1,678
Coca-Cola Femsa SAB de CV	3.875%	11/26/23	12,500	13,108
Coca-Cola Femsa SAB de CV	5.250%	11/26/43	15,650	18,064
Coca-Cola HBC Finance BV	5.500%	9/17/15	1,150	1,179
Coca-Cola Refreshments USA Inc.	8.500%	2/1/22	6,361	8,662
Colgate-Palmolive Co.	3.150%	8/5/15	75	76
Colgate-Palmolive Co.	1.300%	1/15/17	7,175	7,213
Colgate-Palmolive Co.	2.625%	5/1/17	700	726
Colgate-Palmolive Co.	2.950%	11/1/20	2,370	2,459
Colgate-Palmolive Co.	2.450%	11/15/21	3,500	3,500
Colgate-Palmolive Co.	1.950%	2/1/23	1,750	1,659
Colgate-Palmolive Co.	2.100%	5/1/23	5,133	4,908
Colgate-Palmolive Co.	3.250%	3/15/24	4,625	4,785
ConAgra Foods Inc.	1.300%	1/25/16	650	650
ConAgra Foods Inc.	5.819%	6/15/17	581	636
ConAgra Foods Inc.	1.900%	1/25/18	16,975	16,860
ConAgra Foods Inc.	7.000%	4/15/19	656	767
ConAgra Foods Inc.	3.250%	9/15/22	9,912	9,778
ConAgra Foods Inc.	3.200%	1/25/23	9,898	9,616
ConAgra Foods Inc.	7.125%	10/1/26	3,245	4,159
ConAgra Foods Inc.	7.000%	10/1/28	1,020	1,314
ConAgra Foods Inc.	8.250%	9/15/30	4,799	7,019
ConAgra Foods Inc.	6.625%	8/15/39	6,983	8,936
ConAgra Foods Inc.	4.650%	1/25/43	5,809	6,074
Covidien International Finance SA	6.000%	10/15/17	4,973	5,562
Covidien International Finance SA	3.200%	6/15/22	14,625	14,747
Covidien International Finance SA	2.950%	6/15/23	8,600	8,427
Covidien International Finance SA	6.550%	10/15/37	13,931	18,197
CR Bard Inc.	1.375%	1/15/18	7,350	7,265
CR Bard Inc.	6.700%	12/1/26	5,250	6,904
Delhaize America LLC	9.000%	4/15/31	4,880	6,607
Delhaize Group SA	6.500%	6/15/17	3,700	4,083
Delhaize Group SA	4.125%	4/10/19	5,500	5,770
Delhaize Group SA	5.700%	10/1/40	5,550	5,814
DENTSPLY International Inc.	2.750%	8/15/16	2,800	2,862
DENTSPLY International Inc.	4.125%	8/15/21	4,325	4,535
Diageo Capital plc	0.625%	4/29/16	5,700	5,676
Diageo Capital plc	5.500%	9/30/16	1,275	1,372
Diageo Capital plc	1.500%	5/11/17	14,345	14,360
Diageo Capital plc	5.750%	10/23/17	4,687	5,217
Diageo Capital plc	1.125%	4/29/18	3,267	3,195
Diageo Capital plc	4.828%	7/15/20	1,830	2,037
Diageo Capital plc	2.625%	4/29/23	16,381	15,909

64

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Diageo Capital plc	5.875%	9/30/36	3,047	3,867
Diageo Capital plc	3.875%	4/29/43	5,000	4,914
Diageo Finance BV	3.250%	1/15/15	375	375
Diageo Finance BV	5.300%	10/28/15	8,301	8,606
Diageo Investment Corp.	2.875%	5/11/22	21,625	21,603
Diageo Investment Corp.	7.450%	4/15/35	1,250	1,812
Diageo Investment Corp.	4.250%	5/11/42	4,447	4,566
Dignity Health	2.637%	11/1/19	3,000	3,026
Dignity Health	3.812%	11/1/24	2,500	2,587
Dignity Health	5.267%	11/1/64	1,200	1,302
Dignity Health California GO	3.125%	11/1/22	2,100	2,078
Dignity Health California GO	4.500%	11/1/42	8,325	8,265
Dr Pepper Snapple Group Inc.	2.900%	1/15/16	1,150	1,174
Dr Pepper Snapple Group Inc.	6.820%	5/1/18	5,847	6,743
Dr Pepper Snapple Group Inc.	2.600%	1/15/19	7,050	7,152
Dr Pepper Snapple Group Inc.	2.000%	1/15/20	275	268
Dr Pepper Snapple Group Inc.	3.200%	11/15/21	10,549	10,777
Dr Pepper Snapple Group Inc.	2.700%	11/15/22	2,697	2,635
Dr Pepper Snapple Group Inc.	7.450%	5/1/38	950	1,385
Edwards Lifesciences Corp.	2.875%	10/15/18	1,550	1,570
Eli Lilly & Co.	5.200%	3/15/17	7,775	8,457
Eli Lilly & Co.	1.950%	3/15/19	9,175	9,219
Eli Lilly & Co.	7.125%	6/1/25	220	291
Eli Lilly & Co.	5.500%	3/15/27	7,836	9,458
Eli Lilly & Co.	6.770%	1/1/36	1,440	2,024
Eli Lilly & Co.	5.550%	3/15/37	4,354	5,285
Eli Lilly & Co.	5.950%	11/15/37	1,980	2,585
Eli Lilly & Co.	4.650%	6/15/44	5,450	6,115
Energizer Holdings Inc.	4.700%	5/19/21	4,335	4,496
Energizer Holdings Inc.	4.700%	5/24/22	938	969
Estee Lauder Cos. Inc.	2.350%	8/15/22	8,500	8,194
Estee Lauder Cos. Inc.	6.000%	5/15/37	3,042	3,890
Estee Lauder Cos. Inc.	3.700%	8/15/42	7,790	7,406
Express Scripts Holding Co.	3.125%	5/15/16	7,550	7,750
Express Scripts Holding Co.	2.650%	2/15/17	24,525	25,080
Express Scripts Holding Co.	7.250%	6/15/19	1,945	2,335
Express Scripts Holding Co.	4.750%	11/15/21	13,871	15,320
Express Scripts Holding Co.	3.900%	2/15/22	20,642	21,593
Express Scripts Holding Co.	6.125%	11/15/41	8,046	10,122
Flowers Foods Inc.	4.375%	4/1/22	2,400	2,535
Fomento Economico Mexicano SAB de CV	2.875%	5/10/23	1,000	945
Fomento Economico Mexicano SAB de CV	4.375%	5/10/43	4,215	4,033
General Mills Inc.	0.875%	1/29/16	250	250
General Mills Inc.	5.700%	2/15/17	27,135	29,648
General Mills Inc.	1.400%	10/20/17	2,500	2,490
General Mills Inc.	5.650%	2/15/19	20,663	23,412
General Mills Inc.	2.200%	10/21/19	1,000	993
General Mills Inc.	3.150%	12/15/21	13,353	13,799
General Mills Inc.	5.400%	6/15/40	550	650
General Mills Inc.	4.150%	2/15/43	1,875	1,867
Gilead Sciences Inc.	3.050%	12/1/16	7,975	8,273
Gilead Sciences Inc.	2.050%	4/1/19	4,430	4,433
Gilead Sciences Inc.	4.500%	4/1/21	10,656	11,820
Gilead Sciences Inc.	4.400%	12/1/21	19,038	21,000
Gilead Sciences Inc.	3.700%	4/1/24	17,553	18,407
Gilead Sciences Inc.	3.500%	2/1/25	12,900	13,252
Gilead Sciences Inc.	5.650%	12/1/41	8,985	11,130
Gilead Sciences Inc.	4.800%	4/1/44	18,240	20,283
Gilead Sciences Inc.	4.500%	2/1/45	18,075	19,263
GlaxoSmithKline Capital Inc.	0.700%	3/18/16	9,625	9,627
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	22,474	25,310
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	10,005	9,903
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	3,723	4,547
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	27,019	35,851

65

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
GlaxoSmithKline Capital Inc.	4.200%	3/18/43	6,300	6,489
GlaxoSmithKline Capital plc	1.500%	5/8/17	12,500	12,559
GlaxoSmithKline Capital plc	2.850%	5/8/22	7,916	7,916
Hasbro Inc.	6.300%	9/15/17	4,800	5,325
Hasbro Inc.	6.350%	3/15/40	9,826	12,061
Hasbro Inc.	5.100%	5/15/44	6,150	6,403
Hershey Co.	5.450%	9/1/16	1,275	1,370
Hershey Co.	4.125%	12/1/20	7,160	7,762
Hershey Co.	2.625%	5/1/23	2,150	2,108
Hillshire Brands Co.	4.100%	9/15/20	187	193
Hormel Foods Corp.	4.125%	4/15/21	1,450	1,579
Ingredion Inc.	3.200%	11/1/15	650	661
Ingredion Inc.	4.625%	11/1/20	920	987
Ingredion Inc.	6.625%	4/15/37	1,175	1,486
International Flavors & Fragrances Inc.	3.200%	5/1/23	1,785	1,780
JM Smucker Co.	3.500%	10/15/21	3,700	3,882
Johnson & Johnson	5.550%	8/15/17	6,820	7,595
Johnson & Johnson	1.125%	11/21/17	6,100	6,086
Johnson & Johnson	5.150%	7/15/18	5,415	6,079
Johnson & Johnson	1.650%	12/5/18	6,250	6,259
Johnson & Johnson	1.875%	12/5/19	5,900	5,896
Johnson & Johnson	2.450%	12/5/21	2,800	2,825
Johnson & Johnson	3.375%	12/5/23	9,050	9,694
Johnson & Johnson	6.950%	9/1/29	4,600	6,611
Johnson & Johnson	4.950%	5/15/33	5,025	6,062
Johnson & Johnson	4.375%	12/5/33	11,499	12,838
Johnson & Johnson	5.950%	8/15/37	5,353	7,231
Johnson & Johnson	5.850%	7/15/38	4,067	5,570
Johnson & Johnson	4.500%	9/1/40	2,355	2,688
Johnson & Johnson	4.850%	5/15/41	20	24
Johnson & Johnson	4.500%	12/5/43	4,975	5,750
Kaiser Foundation Hospitals	3.500%	4/1/22	1,350	1,387
Kaiser Foundation Hospitals	4.875%	4/1/42	6,775	7,844
Kellogg Co.	4.450%	5/30/16	50	53
Kellogg Co.	1.875%	11/17/16	15,850	16,078
Kellogg Co.	3.250%	5/21/18	7,600	7,913
Kellogg Co.	4.150%	11/15/19	1,100	1,185
Kellogg Co.	4.000%	12/15/20	7,125	7,634
Kellogg Co.	7.450%	4/1/31	6,475	8,734
Kimberly-Clark Corp.	6.125%	8/1/17	13,950	15,628
Kimberly-Clark Corp.	6.250%	7/15/18	175	202
Kimberly-Clark Corp.	3.625%	8/1/20	8,424	8,963
Kimberly-Clark Corp.	3.875%	3/1/21	425	464
Kimberly-Clark Corp.	2.400%	3/1/22	5,900	5,816
Kimberly-Clark Corp.	2.400%	6/1/23	4,372	4,219
Kimberly-Clark Corp.	6.625%	8/1/37	1,760	2,507
Kimberly-Clark Corp.	5.300%	3/1/41	6,418	7,948
Kimberly-Clark Corp.	3.700%	6/1/43	2,085	2,033
Koninklijke Philips NV	5.750%	3/11/18	10,325	11,518
Koninklijke Philips NV	3.750%	3/15/22	16,600	17,301
Koninklijke Philips NV	6.875%	3/11/38	5,018	6,892
Koninklijke Philips NV	5.000%	3/15/42	6,450	7,111
Kraft Foods Group Inc.	2.250%	6/5/17	9,000	9,150
Kraft Foods Group Inc.	6.125%	8/23/18	18,666	21,327
Kraft Foods Group Inc.	5.375%	2/10/20	7,888	8,946
Kraft Foods Group Inc.	3.500%	6/6/22	11,486	11,773
Kraft Foods Group Inc.	6.875%	1/26/39	12,016	15,850
Kraft Foods Group Inc.	6.500%	2/9/40	3,180	4,099
Kraft Foods Group Inc.	5.000%	6/4/42	19,097	20,924
Kroger Co.	2.200%	1/15/17	400	407
Kroger Co.	6.400%	8/15/17	8,675	9,700
Kroger Co.	6.800%	12/15/18	2,175	2,534
Kroger Co.	2.300%	1/15/19	10,200	10,203
Kroger Co.	6.150%	1/15/20	13,920	16,098

66

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kroger Co.	3.300%	1/15/21	5,750	5,841
Kroger Co.	2.950%	11/1/21	5,034	4,990
Kroger Co.	3.400%	4/15/22	3,875	3,932
Kroger Co.	3.850%	8/1/23	2,525	2,620
Kroger Co.	4.000%	2/1/24	2,750	2,895
Kroger Co.	7.700%	6/1/29	8,200	11,138
Kroger Co.	8.000%	9/15/29	1,435	1,986
Kroger Co.	7.500%	4/1/31	7,570	10,265
Kroger Co.	6.900%	4/15/38	6,318	8,363
Kroger Co.	5.400%	7/15/40	18	21
Kroger Co.	5.000%	4/15/42	925	1,005
Kroger Co.	5.150%	8/1/43	700	790
Laboratory Corp. of America Holdings	5.625%	12/15/15	2,500	2,601
Laboratory Corp. of America Holdings	2.200%	8/23/17	2,355	2,379
Laboratory Corp. of America Holdings	2.500%	11/1/18	2,025	2,018
Laboratory Corp. of America Holdings	3.750%	8/23/22	860	881
Laboratory Corp. of America Holdings	4.000%	11/1/23	1,775	1,820
Life Technologies Corp.	3.500%	1/15/16	12,185	12,479
Life Technologies Corp.	6.000%	3/1/20	4,000	4,567
Life Technologies Corp.	5.000%	1/15/21	2,200	2,426
Lorillard Tobacco Co.	3.500%	8/4/16	11,245	11,585
Lorillard Tobacco Co.	2.300%	8/21/17	175	176
Lorillard Tobacco Co.	8.125%	6/23/19	7,728	9,367
Lorillard Tobacco Co.	6.875%	5/1/20	100	118
Lorillard Tobacco Co.	3.750%	5/20/23	8,325	8,248
Lorillard Tobacco Co.	8.125%	5/1/40	4,000	5,589
Lorillard Tobacco Co.	7.000%	8/4/41	4,375	5,619
Mattel Inc.	2.500%	11/1/16	450	459
Mattel Inc.	1.700%	3/15/18	2,710	2,692
Mattel Inc.	2.350%	5/6/19	1,050	1,045
Mattel Inc.	3.150%	3/15/23	800	788
Mattel Inc.	5.450%	11/1/41	3,768	4,274
5 Mayo Clinic	3.774%	11/15/43	7,800	7,719
5 Mayo Clinic	4.000%	11/15/47	4,025	4,101
McCormick & Co. Inc.	3.900%	7/15/21	2,525	2,727
McCormick & Co. Inc.	3.500%	9/1/23	1,871	1,969
McKesson Corp.	0.950%	12/4/15	4,690	4,701
McKesson Corp.	3.250%	3/1/16	1,475	1,510
McKesson Corp.	5.700%	3/1/17	2,321	2,522
McKesson Corp.	1.292%	3/10/17	5,000	4,979
McKesson Corp.	7.500%	2/15/19	3,034	3,624
McKesson Corp.	2.284%	3/15/19	11,900	11,845
McKesson Corp.	4.750%	3/1/21	14,695	16,173
McKesson Corp.	2.700%	12/15/22	2,050	1,956
McKesson Corp.	3.796%	3/15/24	8,650	8,911
McKesson Corp.	6.000%	3/1/41	4,189	5,189
McKesson Corp.	4.883%	3/15/44	6,400	7,055
Mead Johnson Nutrition Co.	4.900%	11/1/19	5,435	5,979
Mead Johnson Nutrition Co.	5.900%	11/1/39	6,250	7,694
Medco Health Solutions Inc.	7.125%	3/15/18	15,138	17,478
Medtronic Inc.	4.750%	9/15/15	4,500	4,634
8 Medtronic Inc.	1.500%	3/15/18	8,000	7,963
Medtronic Inc.	1.375%	4/1/18	13,750	13,584
Medtronic Inc.	5.600%	3/15/19	1,450	1,654
8 Medtronic Inc.	2.500%	3/15/20	14,000	14,047
Medtronic Inc.	4.450%	3/15/20	4,120	4,504
8 Medtronic Inc.	3.150%	3/15/22	22,050	22,334
Medtronic Inc.	2.750%	4/1/23	16,100	15,819
Medtronic Inc.	3.625%	3/15/24	7,550	7,840
8 Medtronic Inc.	3.500%	3/15/25	18,500	18,931
8 Medtronic Inc.	4.375%	3/15/35	28,300	29,819
Medtronic Inc.	6.500%	3/15/39	2,445	3,189
Medtronic Inc.	5.550%	3/15/40	4,275	5,044
Medtronic Inc.	4.500%	3/15/42	4,668	4,805

67

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Medtronic Inc.	4.000%	4/1/43	4,700	4,496
Medtronic Inc.	4.625%	3/15/44	5,015	5,410
8 Medtronic Inc.	4.625%	3/15/45	21,350	23,103
Memorial Sloan-Kettering Cancer Center New York GO	5.000%	7/1/42	1,250	1,468
Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	8,100	8,099
Merck & Co. Inc.	2.250%	1/15/16	34,980	35,575
Merck & Co. Inc.	1.100%	1/31/18	4,169	4,124
Merck & Co. Inc.	1.300%	5/18/18	12,925	12,836
Merck & Co. Inc.	3.875%	1/15/21	12,695	13,702
Merck & Co. Inc.	2.800%	5/18/23	20,800	20,676
Merck & Co. Inc.	6.500%	12/1/33	3,268	4,534
Merck & Co. Inc.	6.550%	9/15/37	6,063	8,611
Merck & Co. Inc.	3.600%	9/15/42	4,497	4,347
Merck & Co. Inc.	4.150%	5/18/43	11,332	12,107
Merck Sharp & Dohme Corp.	5.000%	6/30/19	11,335	12,755
Merck Sharp & Dohme Corp.	5.750%	11/15/36	2,000	2,612
Molson Coors Brewing Co.	2.000%	5/1/17	1,300	1,312
Molson Coors Brewing Co.	3.500%	5/1/22	1,450	1,465
Molson Coors Brewing Co.	5.000%	5/1/42	11,865	12,800
Mondelez International Inc.	4.125%	2/9/16	13,000	13,437
Mondelez International Inc.	6.500%	8/11/17	2,905	3,256
Mondelez International Inc.	6.125%	2/1/18	635	713
Mondelez International Inc.	5.375%	2/10/20	40,181	45,486
Mondelez International Inc.	4.000%	2/1/24	22,500	23,527
Mondelez International Inc.	6.500%	11/1/31	12,090	15,736
Mondelez International Inc.	6.875%	2/1/38	3,363	4,499
Mondelez International Inc.	6.875%	1/26/39	1,300	1,757
Mondelez International Inc.	6.500%	2/9/40	13,460	17,963
Mylan Inc.	1.800%	6/24/16	4,100	4,125
Mylan Inc.	1.350%	11/29/16	20,100	20,013
Mylan Inc.	2.600%	6/24/18	2,600	2,630
Mylan Inc.	2.550%	3/28/19	9,916	9,876
Mylan Inc.	4.200%	11/29/23	14,758	15,369
Mylan Inc.	5.400%	11/29/43	3,550	3,943
Newell Rubbermaid Inc.	2.050%	12/1/17	2,525	2,522
Newell Rubbermaid Inc.	2.875%	12/1/19	6,850	6,851
Newell Rubbermaid Inc.	4.000%	6/15/22	450	467
Newell Rubbermaid Inc.	4.000%	12/1/24	4,500	4,603
Novant Health Inc.	5.850%	11/1/19	6,125	7,075
Novant Health Inc.	4.371%	11/1/43	7,100	7,294
Novartis Capital Corp.	4.400%	4/24/20	2,081	2,301
Novartis Capital Corp.	2.400%	9/21/22	25,369	25,033
Novartis Capital Corp.	3.400%	5/6/24	17,150	17,832
Novartis Capital Corp.	3.700%	9/21/42	3,950	3,949
Novartis Capital Corp.	4.400%	5/6/44	21,146	23,614
Novartis Securities Investment Ltd.	5.125%	2/10/19	13,200	14,834
NYU Hospitals Center	4.784%	7/1/44	4,425	4,654
Owens & Minor Inc.	4.375%	12/15/24	2,250	2,335
Partners Healthcare System Massachusetts GO	3.443%	7/1/21	3,450	3,639
Pepsi Bottling Group Inc.	7.000%	3/1/29	10,024	13,831
PepsiAmericas Inc.	4.875%	1/15/15	1,275	1,276
PepsiAmericas Inc.	5.000%	5/15/17	3,800	4,131
PepsiCo Inc.	2.500%	5/10/16	10,696	10,928
PepsiCo Inc.	1.250%	8/13/17	12,275	12,254
PepsiCo Inc.	5.000%	6/1/18	14,670	16,166
PepsiCo Inc.	7.900%	11/1/18	4,560	5,542
PepsiCo Inc.	2.250%	1/7/19	14,450	14,649
PepsiCo Inc.	4.500%	1/15/20	7,930	8,737
PepsiCo Inc.	3.125%	11/1/20	75	78
PepsiCo Inc.	3.000%	8/25/21	7,687	7,911
PepsiCo Inc.	2.750%	3/5/22	10,550	10,536
PepsiCo Inc.	2.750%	3/1/23	1,600	1,583
PepsiCo Inc.	3.600%	3/1/24	7,350	7,664
PepsiCo Inc.	5.500%	1/15/40	9,525	11,539

68

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
PepsiCo Inc.	4.875%	11/1/40	4,650	5,232
PepsiCo Inc.	4.000%	3/5/42	11,875	11,942
PepsiCo Inc.	3.600%	8/13/42	4,256	3,976
PepsiCo Inc.	4.250%	10/22/44	1,900	1,984
PerkinElmer Inc.	5.000%	11/15/21	775	854
Perrigo Co. plc	2.300%	11/8/18	4,360	4,353
Perrigo Co. plc	4.000%	11/15/23	15,835	16,320
Perrigo Co. plc	5.300%	11/15/43	1,700	1,874
Perrigo Finance plc	3.500%	12/15/21	2,000	2,024
Perrigo Finance plc	3.900%	12/15/24	4,650	4,717
Perrigo Finance plc	4.900%	12/15/44	4,500	4,826
Pfizer Inc.	5.350%	3/15/15	16,395	16,551
Pfizer Inc.	1.100%	5/15/17	2,450	2,450
Pfizer Inc.	1.500%	6/15/18	6,350	6,339
Pfizer Inc.	6.200%	3/15/19	36,370	42,336
Pfizer Inc.	2.100%	5/15/19	13,700	13,768
Pfizer Inc.	3.000%	6/15/23	6,215	6,266
Pfizer Inc.	3.400%	5/15/24	7,850	8,182
Pfizer Inc.	7.200%	3/15/39	9,936	14,444
Pfizer Inc.	4.300%	6/15/43	1,318	1,411
Pfizer Inc.	4.400%	5/15/44	5,400	5,873
Pharmacia Corp.	6.600%	12/1/28	8,750	11,578
Philip Morris International Inc.	2.500%	5/16/16	4,395	4,503
Philip Morris International Inc.	1.625%	3/20/17	5,450	5,509
Philip Morris International Inc.	1.125%	8/21/17	250	249
Philip Morris International Inc.	1.250%	11/9/17	8,100	8,063
Philip Morris International Inc.	5.650%	5/16/18	18,716	21,087
Philip Morris International Inc.	1.875%	1/15/19	12,650	12,574
Philip Morris International Inc.	4.125%	5/17/21	800	870
Philip Morris International Inc.	2.625%	3/6/23	5,200	5,059
Philip Morris International Inc.	3.600%	11/15/23	10,100	10,544
Philip Morris International Inc.	3.250%	11/10/24	9,325	9,348
Philip Morris International Inc.	6.375%	5/16/38	21,267	27,263
Philip Morris International Inc.	4.375%	11/15/41	8,750	9,058
Philip Morris International Inc.	4.500%	3/20/42	5,118	5,403
Philip Morris International Inc.	3.875%	8/21/42	7,285	6,916
Philip Morris International Inc.	4.125%	3/4/43	4,050	3,983
Philip Morris International Inc.	4.875%	11/15/43	8,273	9,163
5 Procter & Gamble - Esop	9.360%	1/1/21	5,688	7,092
Procter & Gamble Co.	3.500%	2/15/15	7,900	7,928
Procter & Gamble Co.	4.850%	12/15/15	1,299	1,352
Procter & Gamble Co.	1.450%	8/15/16	2,700	2,733
Procter & Gamble Co.	1.600%	11/15/18	6,700	6,685
Procter & Gamble Co.	4.700%	2/15/19	3,445	3,830
Procter & Gamble Co.	1.900%	11/1/19	8,800	8,812
Procter & Gamble Co.	2.300%	2/6/22	19,150	19,013
Procter & Gamble Co.	6.450%	1/15/26	6,436	8,394
Procter & Gamble Co.	5.500%	2/1/34	6,363	8,200
Procter & Gamble Co.	5.800%	8/15/34	420	560
Procter & Gamble Co.	5.550%	3/5/37	14,946	19,300
Quest Diagnostics Inc.	5.450%	11/1/15	7,090	7,342
Quest Diagnostics Inc.	6.400%	7/1/17	140	156
Quest Diagnostics Inc.	2.700%	4/1/19	6,700	6,756
Quest Diagnostics Inc.	4.750%	1/30/20	2,700	2,914
Quest Diagnostics Inc.	4.700%	4/1/21	1,600	1,740
Quest Diagnostics Inc.	4.250%	4/1/24	4,487	4,625
Quest Diagnostics Inc.	6.950%	7/1/37	4,175	5,343
Quest Diagnostics Inc.	5.750%	1/30/40	18	21
Reynolds American Inc.	6.750%	6/15/17	5,836	6,501
Reynolds American Inc.	4.850%	9/15/23	3,425	3,691
Reynolds American Inc.	7.250%	6/15/37	3,258	4,185
Reynolds American Inc.	4.750%	11/1/42	10,125	9,782
Reynolds American Inc.	6.150%	9/15/43	1,300	1,510
Safeway Inc.	3.950%	8/15/20	1,200	1,220

69

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Sanofi	2.625%	3/29/16	33,676	34,501
Sanofi	1.250%	4/10/18	12,935	12,799
Sanofi	4.000%	3/29/21	12,203	13,274
St. Jude Medical Inc.	2.500%	1/15/16	915	929
St. Jude Medical Inc.	3.250%	4/15/23	17,425	17,424
St. Jude Medical Inc.	4.750%	4/15/43	9,950	10,584
Stryker Corp.	3.000%	1/15/15	2,100	2,101
Stryker Corp.	2.000%	9/30/16	5,790	5,887
Stryker Corp.	4.375%	1/15/20	2,711	2,900
Stryker Corp.	3.375%	5/15/24	11,110	11,212
Stryker Corp.	4.375%	5/15/44	5,400	5,646
Sysco Corp.	1.450%	10/2/17	7,525	7,522
Sysco Corp.	5.250%	2/12/18	2,125	2,359
Sysco Corp.	2.350%	10/2/19	7,310	7,352
Sysco Corp.	3.000%	10/2/21	9,050	9,188
Sysco Corp.	3.500%	10/2/24	14,175	14,599
Sysco Corp.	4.350%	10/2/34	6,350	6,845
Sysco Corp.	5.375%	9/21/35	6,375	7,676
Sysco Corp.	4.500%	10/2/44	6,350	6,904
Teva Pharmaceutical Finance Co. BV	2.400%	11/10/16	6,890	7,017
Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	9,525	9,763
Teva Pharmaceutical Finance Co. BV	2.950%	12/18/22	21,525	20,972
Teva Pharmaceutical Finance Co. LLC	6.150%	2/1/36	8,094	9,987
Teva Pharmaceutical Finance IV BV	3.650%	11/10/21	4,839	4,951
Teva Pharmaceutical Finance IV LLC	2.250%	3/18/20	12,124	11,905
Thermo Fisher Scientific Inc.	3.200%	5/1/15	6,650	6,706
Thermo Fisher Scientific Inc.	3.200%	3/1/16	12,165	12,456
Thermo Fisher Scientific Inc.	1.300%	2/1/17	1,550	1,541
Thermo Fisher Scientific Inc.	1.850%	1/15/18	5,110	5,079
Thermo Fisher Scientific Inc.	2.400%	2/1/19	6,262	6,264
Thermo Fisher Scientific Inc.	4.700%	5/1/20	725	792
Thermo Fisher Scientific Inc.	4.500%	3/1/21	10,800	11,697
Thermo Fisher Scientific Inc.	3.600%	8/15/21	1,539	1,587
Thermo Fisher Scientific Inc.	3.300%	2/15/22	11,000	11,028
Thermo Fisher Scientific Inc.	4.150%	2/1/24	1,575	1,655
Thermo Fisher Scientific Inc.	5.300%	2/1/44	2,047	2,345
Tupperware Brands Corp.	4.750%	6/1/21	2,900	3,108
Tyson Foods Inc.	6.600%	4/1/16	70	75
Tyson Foods Inc.	2.650%	8/15/19	3,300	3,324
Tyson Foods Inc.	4.500%	6/15/22	17,813	19,261
Tyson Foods Inc.	3.950%	8/15/24	9,000	9,320
Tyson Foods Inc.	4.875%	8/15/34	7,600	8,338
Tyson Foods Inc.	5.150%	8/15/44	2,800	3,153
Unilever Capital Corp.	0.450%	7/30/15	450	450
Unilever Capital Corp.	2.750%	2/10/16	300	307
Unilever Capital Corp.	0.850%	8/2/17	5,200	5,146
Unilever Capital Corp.	4.800%	2/15/19	5,986	6,646
Unilever Capital Corp.	2.200%	3/6/19	6,600	6,663
Unilever Capital Corp.	4.250%	2/10/21	6,670	7,386
Unilever Capital Corp.	5.900%	11/15/32	4,125	5,654
Whirlpool Corp.	1.350%	3/1/17	4,750	4,739
Whirlpool Corp.	1.650%	11/1/17	3,300	3,293
Whirlpool Corp.	4.850%	6/15/21	2,763	3,033
Whirlpool Corp.	4.700%	6/1/22	2,155	2,356
Whirlpool Corp.	4.000%	3/1/24	5,234	5,450
Whirlpool Corp.	3.700%	5/1/25	4,655	4,715
Whirlpool Corp.	5.150%	3/1/43	2,420	2,671
Wyeth LLC	5.500%	2/15/16	2,985	3,144
Wyeth LLC	5.450%	4/1/17	925	1,014
Wyeth LLC	6.450%	2/1/24	1,500	1,886
Wyeth LLC	6.500%	2/1/34	6,675	8,999
Wyeth LLC	6.000%	2/15/36	10,880	14,116
Wyeth LLC	5.950%	4/1/37	26,288	33,672
Zeneca Wilmington Inc.	7.000%	11/15/23	3,175	4,122

70

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Zimmer Holdings Inc.	4.625%	11/30/19	1,825	1,997
Zimmer Holdings Inc.	3.375%	11/30/21	5,175	5,256
Zimmer Holdings Inc.	5.750%	11/30/39	3,958	4,812
Zoetis Inc.	1.150%	2/1/16	14,500	14,487
Zoetis Inc.	1.875%	2/1/18	1,525	1,512
Zoetis Inc.	3.250%	2/1/23	12,235	12,089
Zoetis Inc.	4.700%	2/1/43	4,503	4,584
Energy (2.7%)
Alberta Energy Co. Ltd.	7.375%	11/1/31	3,909	4,682
Anadarko Finance Co.	7.500%	5/1/31	7,751	10,188
Anadarko Petroleum Corp.	5.950%	9/15/16	36,756	39,328
Anadarko Petroleum Corp.	6.375%	9/15/17	9,155	10,180
Anadarko Petroleum Corp.	3.450%	7/15/24	5,064	4,955
Anadarko Petroleum Corp.	6.450%	9/15/36	10,793	12,856
Anadarko Petroleum Corp.	7.950%	6/15/39	3,475	4,731
Anadarko Petroleum Corp.	6.200%	3/15/40	8,955	10,433
Anadarko Petroleum Corp.	4.500%	7/15/44	2,000	1,938
Apache Corp.	5.625%	1/15/17	925	1,000
Apache Corp.	1.750%	4/15/17	800	803
Apache Corp.	6.900%	9/15/18	7,100	8,224
Apache Corp.	3.625%	2/1/21	5,100	5,154
Apache Corp.	3.250%	4/15/22	5,543	5,451
Apache Corp.	6.000%	1/15/37	18,085	19,655
Apache Corp.	5.100%	9/1/40	12,843	12,580
Apache Corp.	5.250%	2/1/42	9,800	9,876
Apache Corp.	4.750%	4/15/43	13,924	13,008
Apache Finance Canada Corp.	7.750%	12/15/29	1,130	1,538
Baker Hughes Inc.	3.200%	8/15/21	10,852	10,955
Baker Hughes Inc.	6.875%	1/15/29	990	1,291
Baker Hughes Inc.	5.125%	9/15/40	15,430	16,775
BJ Services Co.	6.000%	6/1/18	4,450	5,017
Boardwalk Pipelines LP	5.500%	2/1/17	3,725	3,931
Boardwalk Pipelines LP	5.750%	9/15/19	50	54
Boardwalk Pipelines LP	3.375%	2/1/23	5,025	4,591
Boardwalk Pipelines LP	4.950%	12/15/24	3,600	3,580
BP Capital Markets plc	3.200%	3/11/16	20,750	21,311
BP Capital Markets plc	2.248%	11/1/16	11,055	11,268
BP Capital Markets plc	1.846%	5/5/17	17,970	18,119
BP Capital Markets plc	1.375%	11/6/17	3,850	3,808
BP Capital Markets plc	1.375%	5/10/18	33,696	33,101
BP Capital Markets plc	2.241%	9/26/18	6,375	6,397
BP Capital Markets plc	4.750%	3/10/19	12,285	13,440
BP Capital Markets plc	2.237%	5/10/19	23,850	23,766
BP Capital Markets plc	2.521%	1/15/20	1,750	1,748
BP Capital Markets plc	4.742%	3/11/21	18,589	20,214
BP Capital Markets plc	3.561%	11/1/21	16,105	16,448
BP Capital Markets plc	3.245%	5/6/22	16,540	16,258
BP Capital Markets plc	2.500%	11/6/22	13,137	12,234
BP Capital Markets plc	2.750%	5/10/23	18,670	17,547
BP Capital Markets plc	3.994%	9/26/23	4,800	4,921
BP Capital Markets plc	3.814%	2/10/24	4,605	4,645
Buckeye Partners LP	6.050%	1/15/18	360	397
Buckeye Partners LP	2.650%	11/15/18	7,000	6,871
Buckeye Partners LP	4.150%	7/1/23	3,075	3,012
Buckeye Partners LP	5.850%	11/15/43	5,150	5,153
Buckeye Partners LP	5.600%	10/15/44	1,500	1,412
Burlington Resources Finance Co.	7.200%	8/15/31	750	1,041
Burlington Resources Finance Co.	7.400%	12/1/31	4,275	6,034
Cameron International Corp.	1.150%	12/15/16	2,200	2,176
Cameron International Corp.	6.375%	7/15/18	8,157	9,179
Cameron International Corp.	4.000%	12/15/23	4,390	4,406
Cameron International Corp.	3.700%	6/15/24	10,750	10,416
Cameron International Corp.	7.000%	7/15/38	1,407	1,727

71

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Cameron International Corp.	5.950%	6/1/41	418	469
Cameron International Corp.	5.125%	12/15/43	2,875	2,883
Canadian Natural Resources Ltd.	6.000%	8/15/16	4,625	5,006
Canadian Natural Resources Ltd.	5.700%	5/15/17	13,361	14,505
Canadian Natural Resources Ltd.	3.450%	11/15/21	525	522
Canadian Natural Resources Ltd.	3.800%	4/15/24	3,563	3,516
Canadian Natural Resources Ltd.	7.200%	1/15/32	4,818	5,928
Canadian Natural Resources Ltd.	6.450%	6/30/33	5,865	6,836
Canadian Natural Resources Ltd.	5.850%	2/1/35	175	192
Canadian Natural Resources Ltd.	6.500%	2/15/37	9,540	11,018
Canadian Natural Resources Ltd.	6.250%	3/15/38	2,994	3,375
Cenovus Energy Inc.	5.700%	10/15/19	8,354	9,291
Cenovus Energy Inc.	3.000%	8/15/22	800	751
Cenovus Energy Inc.	6.750%	11/15/39	22,191	25,327
Cenovus Energy Inc.	4.450%	9/15/42	3,538	3,012
CenterPoint Energy Resources Corp.	6.150%	5/1/16	5,350	5,705
CenterPoint Energy Resources Corp.	4.500%	1/15/21	13,622	14,945
CenterPoint Energy Resources Corp.	6.625%	11/1/37	500	672
CenterPoint Energy Resources Corp.	5.850%	1/15/41	9,250	11,606
Chevron Corp.	0.889%	6/24/16	2,725	2,734
Chevron Corp.	1.104%	12/5/17	6,875	6,843
Chevron Corp.	1.718%	6/24/18	16,365	16,429
Chevron Corp.	4.950%	3/3/19	28,175	31,462
Chevron Corp.	2.193%	11/15/19	6,325	6,349
Chevron Corp.	2.427%	6/24/20	5,000	5,030
Chevron Corp.	2.355%	12/5/22	9,961	9,627
Chevron Corp.	3.191%	6/24/23	16,900	17,254
ConocoPhillips	6.650%	7/15/18	35	41
ConocoPhillips	5.750%	2/1/19	29,495	33,523
ConocoPhillips	5.900%	10/15/32	11,001	13,520
ConocoPhillips	5.900%	5/15/38	4,287	5,331
ConocoPhillips	6.500%	2/1/39	17,143	22,745
ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	28,725	31,028
ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	4,470	5,556
ConocoPhillips Co.	1.050%	12/15/17	1,000	988
ConocoPhillips Co.	2.875%	11/15/21	2,000	2,018
ConocoPhillips Co.	2.400%	12/15/22	7,200	6,921
ConocoPhillips Co.	3.350%	11/15/24	3,763	3,801
ConocoPhillips Co.	4.150%	11/15/34	6,361	6,530
ConocoPhillips Holding Co.	6.950%	4/15/29	8,390	11,181
Continental Resources Inc.	5.000%	9/15/22	21,186	20,497
Continental Resources Inc.	4.500%	4/15/23	13,273	12,593
Continental Resources Inc.	3.800%	6/1/24	16,225	14,363
Continental Resources Inc.	4.900%	6/1/44	7,475	6,331
DCP Midstream LLC	8.125%	8/16/30	3,317	4,347
DCP Midstream Operating LP	2.500%	12/1/17	7,170	7,165
DCP Midstream Operating LP	2.700%	4/1/19	3,000	2,934
DCP Midstream Operating LP	4.950%	4/1/22	3,604	3,766
DCP Midstream Operating LP	3.875%	3/15/23	6,419	6,142
DCP Midstream Operating LP	5.600%	4/1/44	3,950	4,038
Devon Energy Corp.	6.300%	1/15/19	10	11
Devon Energy Corp.	4.000%	7/15/21	4,925	5,102
Devon Energy Corp.	3.250%	5/15/22	14,075	13,812
Devon Energy Corp.	7.950%	4/15/32	8,010	11,070
Devon Energy Corp.	5.600%	7/15/41	6,531	7,262
Devon Energy Corp.	4.750%	5/15/42	372	374
Devon Financing Corp. LLC	7.875%	9/30/31	16,086	21,954
Diamond Offshore Drilling Inc.	5.875%	5/1/19	3,975	4,330
Diamond Offshore Drilling Inc.	3.450%	11/1/23	2,075	1,928
Diamond Offshore Drilling Inc.	5.700%	10/15/39	4,760	4,561
Diamond Offshore Drilling Inc.	4.875%	11/1/43	5,525	4,727
Dominion Gas Holdings LLC	3.550%	11/1/23	12,925	13,170
Dominion Gas Holdings LLC	3.600%	12/15/24	5,475	5,571
Dominion Gas Holdings LLC	4.800%	11/1/43	3,075	3,324

72

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Dominion Gas Holdings LLC	4.600%	12/15/44	4,825	5,078
El Paso Natural Gas Co. LLC	5.950%	4/15/17	10,880	11,756
El Paso Natural Gas Co. LLC	8.625%	1/15/22	6,755	8,557
El Paso Natural Gas Co. LLC	8.375%	6/15/32	1,330	1,749
El Paso Pipeline Partners Operating Co. LLC	6.500%	4/1/20	2,200	2,473
El Paso Pipeline Partners Operating Co. LLC	5.000%	10/1/21	10,450	10,992
El Paso Pipeline Partners Operating Co. LLC	4.300%	5/1/24	4,500	4,472
El Paso Pipeline Partners Operating Co. LLC	7.500%	11/15/40	6,235	7,606
El Paso Pipeline Partners Operating Co. LLC	4.700%	11/1/42	8,100	7,291
8 Enable Midstream Partners LP	2.400%	5/15/19	4,000	3,886
8 Enable Midstream Partners LP	3.900%	5/15/24	3,950	3,803
8 Enable Midstream Partners LP	5.000%	5/15/44	4,275	3,984
Enbridge Energy Partners LP	6.500%	4/15/18	6,083	6,890
Enbridge Energy Partners LP	9.875%	3/1/19	8,215	10,392
Enbridge Energy Partners LP	7.500%	4/15/38	12,585	15,395
Enbridge Energy Partners LP	5.500%	9/15/40	43	42
Enbridge Inc.	5.600%	4/1/17	3,825	4,157
Enbridge Inc.	3.500%	6/10/24	3,175	2,987
Enbridge Inc.	4.500%	6/10/44	4,300	3,704
Encana Corp.	5.900%	12/1/17	6,171	6,743
Encana Corp.	3.900%	11/15/21	6,450	6,364
Encana Corp.	7.200%	11/1/31	5,675	6,689
Encana Corp.	6.500%	8/15/34	8,598	9,349
Encana Corp.	6.625%	8/15/37	7,129	7,675
Encana Corp.	6.500%	2/1/38	4,431	4,722
Encana Corp.	5.150%	11/15/41	342	315
Energy Transfer Partners LP	6.125%	2/15/17	1,000	1,083
Energy Transfer Partners LP	6.700%	7/1/18	8,057	9,053
Energy Transfer Partners LP	9.000%	4/15/19	33,863	41,557
Energy Transfer Partners LP	4.150%	10/1/20	10,846	11,133
Energy Transfer Partners LP	4.650%	6/1/21	7,150	7,426
Energy Transfer Partners LP	5.200%	2/1/22	8,091	8,668
Energy Transfer Partners LP	3.600%	2/1/23	8,108	7,930
Energy Transfer Partners LP	7.600%	2/1/24	4,822	5,937
Energy Transfer Partners LP	8.250%	11/15/29	10	14
Energy Transfer Partners LP	6.625%	10/15/36	2,235	2,553
Energy Transfer Partners LP	7.500%	7/1/38	2,507	3,104
Energy Transfer Partners LP	6.050%	6/1/41	2,850	3,102
Energy Transfer Partners LP	6.500%	2/1/42	23,420	26,930
Energy Transfer Partners LP	5.150%	2/1/43	1,000	990
EnLink Midstream Partners LP	2.700%	4/1/19	5,250	5,169
EnLink Midstream Partners LP	4.400%	4/1/24	2,775	2,808
EnLink Midstream Partners LP	5.600%	4/1/44	2,250	2,351
Enlink Midstream Partners LP	5.050%	4/1/45	2,500	2,408
Ensco plc	3.250%	3/15/16	12,225	12,466
Ensco plc	4.700%	3/15/21	10,948	11,000
Ensco plc	5.750%	10/1/44	4,000	3,957
Enterprise Products Operating LLC	5.000%	3/1/15	3,185	3,206
Enterprise Products Operating LLC	6.300%	9/15/17	13,250	14,833
Enterprise Products Operating LLC	6.650%	4/15/18	5,950	6,798
Enterprise Products Operating LLC	6.500%	1/31/19	9,429	10,807
Enterprise Products Operating LLC	2.550%	10/15/19	13,960	13,816
Enterprise Products Operating LLC	5.250%	1/31/20	805	890
Enterprise Products Operating LLC	5.200%	9/1/20	985	1,091
Enterprise Products Operating LLC	4.050%	2/15/22	225	234
Enterprise Products Operating LLC	3.350%	3/15/23	10,261	10,152
Enterprise Products Operating LLC	3.900%	2/15/24	13,100	13,280
Enterprise Products Operating LLC	3.750%	2/15/25	10,225	10,250
Enterprise Products Operating LLC	6.875%	3/1/33	5,393	6,895
Enterprise Products Operating LLC	6.650%	10/15/34	5,825	7,368
Enterprise Products Operating LLC	5.750%	3/1/35	4,700	5,374
Enterprise Products Operating LLC	7.550%	4/15/38	2,969	4,082
Enterprise Products Operating LLC	6.125%	10/15/39	5,260	6,354
Enterprise Products Operating LLC	6.450%	9/1/40	743	923

73

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Enterprise Products Operating LLC	5.950%	2/1/41	1,769	2,071
Enterprise Products Operating LLC	5.700%	2/15/42	6,945	7,949
Enterprise Products Operating LLC	4.850%	8/15/42	7,775	8,070
Enterprise Products Operating LLC	4.450%	2/15/43	9,042	8,919
Enterprise Products Operating LLC	4.850%	3/15/44	16,387	17,106
Enterprise Products Operating LLC	5.100%	2/15/45	10,840	11,652
Enterprise Products Operating LLC	4.950%	10/15/54	1,725	1,772
5 Enterprise Products Operating LLC	8.375%	8/1/66	5,450	5,852
EOG Resources Inc.	2.950%	6/1/15	6,185	6,245
EOG Resources Inc.	5.875%	9/15/17	5,325	5,902
EOG Resources Inc.	5.625%	6/1/19	481	543
EOG Resources Inc.	4.400%	6/1/20	6,675	7,259
EOG Resources Inc.	4.100%	2/1/21	9,550	10,205
EOG Resources Inc.	2.625%	3/15/23	10,083	9,689
EQT Corp.	6.500%	4/1/18	16,425	18,393
EQT Corp.	8.125%	6/1/19	4,125	4,969
FMC Technologies Inc.	2.000%	10/1/17	5,050	5,013
FMC Technologies Inc.	3.450%	10/1/22	1,242	1,211
Global Marine Inc.	7.000%	6/1/28	3,550	3,204
Gulf South Pipeline Co. LP	4.000%	6/15/22	1,050	1,035
Halliburton Co.	1.000%	8/1/16	5,125	5,124
Halliburton Co.	2.000%	8/1/18	5,125	5,102
Halliburton Co.	5.900%	9/15/18	2,965	3,348
Halliburton Co.	6.150%	9/15/19	2,120	2,457
Halliburton Co.	3.500%	8/1/23	5,125	5,231
Halliburton Co.	6.700%	9/15/38	10,240	13,242
Halliburton Co.	7.450%	9/15/39	5,688	7,963
Halliburton Co.	4.500%	11/15/41	5,371	5,441
Halliburton Co.	4.750%	8/1/43	6,050	6,346
Hess Corp.	8.125%	2/15/19	13,439	15,990
Hess Corp.	3.500%	7/15/24	2,500	2,390
Hess Corp.	7.875%	10/1/29	5,913	7,692
Hess Corp.	7.300%	8/15/31	4,628	5,750
Hess Corp.	7.125%	3/15/33	4,241	5,253
Hess Corp.	6.000%	1/15/40	10,618	11,758
Hess Corp.	5.600%	2/15/41	6,231	6,681
Husky Energy Inc.	6.150%	6/15/19	800	908
Husky Energy Inc.	7.250%	12/15/19	6,205	7,289
Husky Energy Inc.	3.950%	4/15/22	4,721	4,756
Husky Energy Inc.	4.000%	4/15/24	7,520	7,428
Husky Energy Inc.	6.800%	9/15/37	2,500	3,118
Kerr-McGee Corp.	6.950%	7/1/24	9,020	11,031
Kerr-McGee Corp.	7.875%	9/15/31	1,604	2,198
Kinder Morgan Energy Partners LP	3.500%	3/1/16	300	307
Kinder Morgan Energy Partners LP	6.000%	2/1/17	230	248
Kinder Morgan Energy Partners LP	5.950%	2/15/18	19,400	21,418
Kinder Morgan Energy Partners LP	2.650%	2/1/19	12,765	12,574
Kinder Morgan Energy Partners LP	6.850%	2/15/20	1,245	1,430
Kinder Morgan Energy Partners LP	3.500%	3/1/21	10,350	10,208
Kinder Morgan Energy Partners LP	5.800%	3/1/21	5,240	5,804
Kinder Morgan Energy Partners LP	3.950%	9/1/22	650	645
Kinder Morgan Energy Partners LP	3.450%	2/15/23	5,380	5,151
Kinder Morgan Energy Partners LP	3.500%	9/1/23	9,363	8,904
Kinder Morgan Energy Partners LP	7.400%	3/15/31	10	12
Kinder Morgan Energy Partners LP	7.300%	8/15/33	2,465	2,962
Kinder Morgan Energy Partners LP	5.800%	3/15/35	5,680	6,031
Kinder Morgan Energy Partners LP	6.500%	2/1/37	20,690	23,266
Kinder Morgan Energy Partners LP	6.950%	1/15/38	3,450	4,001
Kinder Morgan Energy Partners LP	6.500%	9/1/39	5,145	5,725
Kinder Morgan Energy Partners LP	6.550%	9/15/40	4,750	5,398
Kinder Morgan Energy Partners LP	5.625%	9/1/41	9,350	9,542
Kinder Morgan Energy Partners LP	5.000%	8/15/42	1,345	1,278
Kinder Morgan Energy Partners LP	5.000%	3/1/43	4,900	4,654
Kinder Morgan Energy Partners LP	5.500%	3/1/44	10,975	11,155

74

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kinder Morgan Inc.	7.000%	6/15/17	6,600	7,323
Kinder Morgan Inc.	2.000%	12/1/17	5,000	4,977
Kinder Morgan Inc.	3.050%	12/1/19	11,900	11,791
Kinder Morgan Inc.	4.300%	6/1/25	16,000	16,025
Kinder Morgan Inc.	7.800%	8/1/31	4,550	5,510
Kinder Morgan Inc.	7.750%	1/15/32	8,500	10,382
Kinder Morgan Inc.	5.300%	12/1/34	9,275	9,427
Kinder Morgan Inc.	5.550%	6/1/45	14,625	14,956
Magellan Midstream Partners LP	6.400%	7/15/18	9,000	10,209
Magellan Midstream Partners LP	6.550%	7/15/19	9,625	11,197
Magellan Midstream Partners LP	4.250%	2/1/21	3,920	4,228
Magellan Midstream Partners LP	6.400%	5/1/37	2,900	3,533
Magellan Midstream Partners LP	4.200%	12/1/42	2,100	1,924
Marathon Oil Corp.	6.000%	10/1/17	14,175	15,647
Marathon Oil Corp.	5.900%	3/15/18	4,047	4,498
Marathon Oil Corp.	2.800%	11/1/22	10,925	10,198
Marathon Oil Corp.	6.800%	3/15/32	7,367	8,888
Marathon Oil Corp.	6.600%	10/1/37	4,438	5,263
Marathon Petroleum Corp.	3.500%	3/1/16	3,000	3,074
Marathon Petroleum Corp.	5.125%	3/1/21	7,100	7,824
Marathon Petroleum Corp.	3.625%	9/15/24	6,000	5,853
Marathon Petroleum Corp.	6.500%	3/1/41	14,185	16,859
Marathon Petroleum Corp.	4.750%	9/15/44	4,800	4,533
Murphy Oil Corp.	3.700%	12/1/22	5,270	4,709
Murphy Oil Corp.	7.050%	5/1/29	4,735	5,369
Murphy Oil Corp.	5.125%	12/1/42	2,186	1,851
Nabors Industries Inc.	2.350%	9/15/16	3,050	3,018
Nabors Industries Inc.	6.150%	2/15/18	22,755	23,644
Nabors Industries Inc.	9.250%	1/15/19	1,600	1,859
Nabors Industries Inc.	5.000%	9/15/20	2,325	2,281
Nabors Industries Inc.	5.100%	9/15/23	1,325	1,261
National Oilwell Varco Inc.	1.350%	12/1/17	13,150	12,989
National Oilwell Varco Inc.	2.600%	12/1/22	16,598	15,640
National Oilwell Varco Inc.	3.950%	12/1/42	15,098	13,683
Nisource Finance Corp.	5.250%	9/15/17	1,045	1,143
Nisource Finance Corp.	6.400%	3/15/18	17,415	19,834
Nisource Finance Corp.	6.800%	1/15/19	1,250	1,468
Nisource Finance Corp.	5.450%	9/15/20	1,615	1,832
Nisource Finance Corp.	4.450%	12/1/21	3,800	4,107
Nisource Finance Corp.	6.125%	3/1/22	525	622
NiSource Finance Corp.	6.250%	12/15/40	8,375	10,793
Nisource Finance Corp.	5.950%	6/15/41	4,090	5,114
Nisource Finance Corp.	5.800%	2/1/42	10,810	13,157
Nisource Finance Corp.	4.800%	2/15/44	1,050	1,119
Noble Energy Inc.	8.250%	3/1/19	2,789	3,358
Noble Energy Inc.	4.150%	12/15/21	8,975	9,110
Noble Energy Inc.	3.900%	11/15/24	6,350	6,288
Noble Energy Inc.	8.000%	4/1/27	525	675
Noble Energy Inc.	6.000%	3/1/41	14,601	16,135
Noble Energy Inc.	5.250%	11/15/43	8,125	8,239
Noble Energy Inc.	5.050%	11/15/44	3,025	2,990
Noble Holding International Ltd.	3.050%	3/1/16	7,350	7,469
Noble Holding International Ltd.	4.900%	8/1/20	4,475	4,181
Noble Holding International Ltd.	3.950%	3/15/22	1,325	1,146
Noble Holding International Ltd.	6.200%	8/1/40	4,468	4,081
Noble Holding International Ltd.	6.050%	3/1/41	1,020	890
Noble Holding International Ltd.	5.250%	3/15/42	1,495	1,181
Occidental Petroleum Corp.	2.500%	2/1/16	10,775	10,955
Occidental Petroleum Corp.	1.750%	2/15/17	5,001	5,030
Occidental Petroleum Corp.	1.500%	2/15/18	2,250	2,227
Occidental Petroleum Corp.	4.100%	2/1/21	20,495	21,713
Occidental Petroleum Corp.	3.125%	2/15/22	4,825	4,802
Occidental Petroleum Corp.	2.700%	2/15/23	11,068	10,515
Oceaneering International Inc.	4.650%	11/15/24	4,331	4,247

75

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
ONEOK Partners LP	3.250%	2/1/16	3,150	3,214
ONEOK Partners LP	6.150%	10/1/16	4,540	4,877
ONEOK Partners LP	8.625%	3/1/19	10,130	12,240
ONEOK Partners LP	3.375%	10/1/22	16,407	15,252
ONEOK Partners LP	6.650%	10/1/36	13,873	15,963
ONEOK Partners LP	6.850%	10/15/37	1,575	1,850
ONEOK Partners LP	6.125%	2/1/41	4,665	5,027
Panhandle Eastern Pipe Line Co. LP	6.200%	11/1/17	13,347	14,804
Panhandle Eastern Pipe Line Co. LP	7.000%	6/15/18	300	341
Petro-Canada	6.050%	5/15/18	12,350	13,923
Petro-Canada	7.875%	6/15/26	2,800	3,588
Petro-Canada	5.350%	7/15/33	4,825	5,550
Petro-Canada	5.950%	5/15/35	7,060	8,197
Petro-Canada	6.800%	5/15/38	8,159	10,286
Phillips 66	2.950%	5/1/17	18,950	19,558
Phillips 66	4.300%	4/1/22	15,340	16,198
Phillips 66	4.650%	11/15/34	8,150	8,357
Phillips 66	5.875%	5/1/42	11,688	13,498
Phillips 66	4.875%	11/15/44	5,220	5,335
Pioneer Natural Resources Co.	5.875%	7/15/16	425	452
Pioneer Natural Resources Co.	6.875%	5/1/18	9,850	11,100
Pioneer Natural Resources Co.	3.950%	7/15/22	35,745	35,377
Plains All American Pipeline LP / PAA Finance Corp.	6.125%	1/15/17	4,440	4,843
Plains All American Pipeline LP / PAA Finance Corp.	6.500%	5/1/18	1,695	1,923
Plains All American Pipeline LP / PAA Finance Corp.	8.750%	5/1/19	2,971	3,699
Plains All American Pipeline LP / PAA Finance Corp.	5.750%	1/15/20	9,841	11,123
Plains All American Pipeline LP / PAA Finance Corp.	5.000%	2/1/21	6,437	7,083
Plains All American Pipeline LP / PAA Finance Corp.	3.650%	6/1/22	7,150	7,191
Plains All American Pipeline LP / PAA Finance Corp.	2.850%	1/31/23	11,970	11,321
Plains All American Pipeline LP / PAA Finance Corp.	3.600%	11/1/24	11,600	11,410
Plains All American Pipeline LP / PAA Finance Corp.	6.700%	5/15/36	400	492
Plains All American Pipeline LP / PAA Finance Corp.	6.650%	1/15/37	800	988
Plains All American Pipeline LP / PAA Finance Corp.	5.150%	6/1/42	5,725	6,005
Plains All American Pipeline LP / PAA Finance Corp.	4.300%	1/31/43	9,697	9,173
Plains All American Pipeline LP / PAA Finance Corp.	4.700%	6/15/44	1,610	1,598
Pride International Inc.	8.500%	6/15/19	3,725	4,461
Pride International Inc.	6.875%	8/15/20	17,622	19,776
Pride International Inc.	7.875%	8/15/40	8,950	10,866
Questar Corp.	2.750%	2/1/16	680	692
Rowan Cos. Inc.	7.875%	8/1/19	6,350	7,229
Rowan Cos. Inc.	4.875%	6/1/22	1,200	1,164
Rowan Cos. Inc.	4.750%	1/15/24	1,650	1,559
Rowan Cos. Inc.	5.400%	12/1/42	4,225	3,656
Rowan Cos. Inc.	5.850%	1/15/44	3,000	2,695
Schlumberger Investment SA	3.650%	12/1/23	19,890	20,640
Shell International Finance BV	3.100%	6/28/15	14,225	14,416
Shell International Finance BV	0.900%	11/15/16	12,115	12,072
Shell International Finance BV	1.125%	8/21/17	8,925	8,856
Shell International Finance BV	1.900%	8/10/18	5,140	5,152
Shell International Finance BV	2.000%	11/15/18	3,575	3,579
Shell International Finance BV	4.300%	9/22/19	21,090	23,122
Shell International Finance BV	4.375%	3/25/20	1,425	1,560
Shell International Finance BV	2.375%	8/21/22	6,975	6,714
Shell International Finance BV	2.250%	1/6/23	7,956	7,601
Shell International Finance BV	3.400%	8/12/23	15,345	15,744
Shell International Finance BV	6.375%	12/15/38	26,917	36,115
Shell International Finance BV	5.500%	3/25/40	6,158	7,486
Shell International Finance BV	4.550%	8/12/43	12,041	13,148
8 Southern Natural Gas Co. LLC	5.900%	4/1/17	5,690	6,127
Southern Natural Gas Co. LLC	8.000%	3/1/32	5,850	7,578
Southern Natural Gas Co. LLC / Southern Natural
Issuing Corp.	4.400%	6/15/21	3,575	3,719
Southwestern Energy Co.	4.100%	3/15/22	11,597	11,384
Spectra Energy Capital LLC	6.200%	4/15/18	14,085	15,674

76

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Spectra Energy Capital LLC	6.750%	2/15/32	3,050	3,563
Spectra Energy Capital LLC	7.500%	9/15/38	300	362
Spectra Energy Partners LP	2.950%	9/25/18	875	891
Suncor Energy Inc.	6.100%	6/1/18	1,475	1,653
Suncor Energy Inc.	7.150%	2/1/32	4,903	6,509
Suncor Energy Inc.	5.950%	12/1/34	260	302
Suncor Energy Inc.	6.500%	6/15/38	26,652	32,765
Suncor Energy Inc.	6.850%	6/1/39	2,709	3,375
Sunoco Logistics Partners Operations LP	5.500%	2/15/20	3,305	3,616
Sunoco Logistics Partners Operations LP	3.450%	1/15/23	799	766
Sunoco Logistics Partners Operations LP	4.250%	4/1/24	2,450	2,472
Sunoco Logistics Partners Operations LP	6.850%	2/15/40	750	876
Sunoco Logistics Partners Operations LP	6.100%	2/15/42	10,440	11,323
Sunoco Logistics Partners Operations LP	4.950%	1/15/43	225	216
Sunoco Logistics Partners Operations LP	5.350%	5/15/45	9,500	9,649
Talisman Energy Inc.	7.750%	6/1/19	26,223	30,211
Talisman Energy Inc.	3.750%	2/1/21	5,804	5,628
Talisman Energy Inc.	7.250%	10/15/27	850	967
Talisman Energy Inc.	5.850%	2/1/37	6,618	6,425
Talisman Energy Inc.	6.250%	2/1/38	978	996
Talisman Energy Inc.	5.500%	5/15/42	6,036	5,732
Tennessee Gas Pipeline Co. LLC	7.000%	10/15/28	1,720	2,118
Tennessee Gas Pipeline Co. LLC	7.625%	4/1/37	1,342	1,681
Texas Eastern Transmission LP	7.000%	7/15/32	5,000	6,712
Tosco Corp.	7.800%	1/1/27	725	1,000
Tosco Corp.	8.125%	2/15/30	16,855	24,448
Total Capital Canada Ltd.	1.450%	1/15/18	5,075	5,049
Total Capital Canada Ltd.	2.750%	7/15/23	35,200	34,025
Total Capital International SA	0.750%	1/25/16	8,300	8,291
Total Capital International SA	1.000%	8/12/16	1,700	1,698
Total Capital International SA	1.500%	2/17/17	300	301
Total Capital International SA	1.550%	6/28/17	9,525	9,542
Total Capital International SA	2.125%	1/10/19	12,900	12,931
Total Capital International SA	2.100%	6/19/19	3,900	3,911
Total Capital International SA	2.750%	6/19/21	17,500	17,505
Total Capital International SA	2.875%	2/17/22	4,605	4,562
Total Capital International SA	2.700%	1/25/23	5,400	5,200
Total Capital International SA	3.700%	1/15/24	10,500	10,847
Total Capital International SA	3.750%	4/10/24	9,392	9,769
Total Capital SA	2.300%	3/15/16	14,675	14,939
Total Capital SA	2.125%	8/10/18	7,535	7,589
Total Capital SA	4.450%	6/24/20	6,440	7,058
Total Capital SA	4.125%	1/28/21	23,100	24,766
TransCanada PipeLines Ltd.	0.750%	1/15/16	400	399
TransCanada PipeLines Ltd.	6.500%	8/15/18	16,650	19,051
TransCanada PipeLines Ltd.	7.125%	1/15/19	925	1,079
TransCanada PipeLines Ltd.	3.800%	10/1/20	14,300	14,700
TransCanada PipeLines Ltd.	2.500%	8/1/22	11,575	10,905
TransCanada PipeLines Ltd.	4.625%	3/1/34	4,800	4,857
TransCanada PipeLines Ltd.	5.600%	3/31/34	3,055	3,445
TransCanada PipeLines Ltd.	5.850%	3/15/36	13,785	15,794
TransCanada PipeLines Ltd.	6.200%	10/15/37	8,035	9,457
TransCanada PipeLines Ltd.	7.250%	8/15/38	4,436	5,891
TransCanada PipeLines Ltd.	7.625%	1/15/39	7,774	10,676
TransCanada PipeLines Ltd.	5.000%	10/16/43	6,975	7,358
5 TransCanada PipeLines Ltd.	6.350%	5/15/67	15,526	15,078
Transcontinental Gas Pipe Line Co. LLC	5.400%	8/15/41	18	19
Transocean Inc.	4.950%	11/15/15	8,849	8,882
Transocean Inc.	5.050%	12/15/16	7,250	7,250
Transocean Inc.	2.500%	10/15/17	5,750	5,074
Transocean Inc.	6.000%	3/15/18	12,302	11,810
Transocean Inc.	6.500%	11/15/20	7,960	7,502
Transocean Inc.	6.375%	12/15/21	9,300	8,579
Transocean Inc.	3.800%	10/15/22	5,850	4,739

77

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Transocean Inc.	7.500%	4/15/31	4,788	4,405
Transocean Inc.	6.800%	3/15/38	5,863	4,940
Transocean Inc.	7.350%	12/15/41	5,231	4,656
Valero Energy Corp.	9.375%	3/15/19	9,601	11,964
Valero Energy Corp.	6.125%	2/1/20	12,675	14,371
Valero Energy Corp.	7.500%	4/15/32	10,571	13,283
Valero Energy Corp.	6.625%	6/15/37	9,028	10,659
Valero Energy Corp.	10.500%	3/15/39	23	37
Weatherford International LLC	6.350%	6/15/17	5,850	6,261
Weatherford International LLC	6.800%	6/15/37	275	261
Weatherford International Ltd.	5.500%	2/15/16	10	10
Weatherford International Ltd.	6.000%	3/15/18	8,360	8,845
Weatherford International Ltd.	9.625%	3/1/19	39,856	47,235
Weatherford International Ltd.	4.500%	4/15/22	6,000	5,345
Weatherford International Ltd.	6.500%	8/1/36	539	494
Weatherford International Ltd.	7.000%	3/15/38	1,750	1,683
Weatherford International Ltd.	6.750%	9/15/40	1,018	954
Weatherford International Ltd.	5.950%	4/15/42	14,968	12,673
Western Gas Partners LP	2.600%	8/15/18	5,950	5,972
Western Gas Partners LP	5.450%	4/1/44	7,650	8,070
Williams Cos. Inc.	7.875%	9/1/21	694	802
Williams Cos. Inc.	4.550%	6/24/24	8,900	8,282
Williams Cos. Inc.	7.500%	1/15/31	6,696	7,104
Williams Cos. Inc.	7.750%	6/15/31	2,085	2,233
Williams Cos. Inc.	8.750%	3/15/32	3,749	4,375
Williams Cos. Inc.	5.750%	6/24/44	4,800	4,175
Williams Partners LP	5.250%	3/15/20	10,885	11,818
Williams Partners LP	4.000%	11/15/21	2,600	2,606
Williams Partners LP	3.350%	8/15/22	6,000	5,735
Williams Partners LP	4.300%	3/4/24	14,300	14,192
Williams Partners LP	6.300%	4/15/40	2,840	3,174
Williams Partners LP	5.800%	11/15/43	15,705	16,319
Williams Partners LP	5.400%	3/4/44	4,000	3,944
Williams Partners LP/Williams Partners Finance Corp.	7.250%	2/1/17	11,225	12,376
XTO Energy Inc.	6.250%	8/1/17	9,075	10,208
XTO Energy Inc.	5.500%	6/15/18	500	562
XTO Energy Inc.	6.750%	8/1/37	600	879
Other Industrial (0.1%)
California Institute of Technology GO	4.700%	11/1/11	11,700	12,581
Cintas Corp. No 2	6.125%	12/1/17	1,625	1,821
Cintas Corp. No 2	3.250%	6/1/22	4,000	4,076
Fluor Corp.	3.375%	9/15/21	2,225	2,320
Fluor Corp.	3.500%	12/15/24	8,200	8,158
Howard Hughes Medical Institute Revenue	3.500%	9/1/23	8,791	9,212
5 Johns Hopkins University Maryland GO	4.083%	7/1/53	4,125	4,308
5 Massachusetts Institute of Technology GO	3.959%	7/1/38	7,975	8,458
Massachusetts Institute of Technology GO	5.600%	7/1/11	9,085	12,442
Massachusetts Institute of Technology GO	4.678%	7/1/14	4,450	5,145
5 Northwestern University Illinois GO	4.643%	12/1/44	3,750	4,358
President & Fellows of Harvard College Massachusetts
GO	3.619%	10/1/37	2,500	2,513
University of Pennsylvania GO	4.674%	9/1/12	10,350	10,995
Yale University Connecticut GO	2.086%	4/15/19	7,850	7,887
Technology (1.3%)
Adobe Systems Inc.	4.750%	2/1/20	5,625	6,173
Altera Corp.	1.750%	5/15/17	10,210	10,227
Altera Corp.	2.500%	11/15/18	12,796	12,904
Altera Corp.	4.100%	11/15/23	5,855	6,075
Amphenol Corp.	1.550%	9/15/17	1,950	1,944
Amphenol Corp.	2.550%	1/30/19	14,865	14,962
Amphenol Corp.	4.000%	2/1/22	640	672
Analog Devices Inc.	3.000%	4/15/16	1,075	1,100
Analog Devices Inc.	2.875%	6/1/23	5,525	5,330

78

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Apple Inc.	0.450%	5/3/16	14,700	14,688
Apple Inc.	1.050%	5/5/17	11,675	11,695
Apple Inc.	1.000%	5/3/18	29,518	29,040
Apple Inc.	2.100%	5/6/19	13,525	13,636
Apple Inc.	2.850%	5/6/21	42,715	43,634
Apple Inc.	2.400%	5/3/23	47,403	45,967
Apple Inc.	3.450%	5/6/24	21,812	22,859
Apple Inc.	3.850%	5/4/43	29,880	29,900
Apple Inc.	4.450%	5/6/44	9,775	10,790
Applied Materials Inc.	2.650%	6/15/16	1,100	1,124
Applied Materials Inc.	4.300%	6/15/21	7,430	8,073
Applied Materials Inc.	5.850%	6/15/41	6,966	8,478
Arrow Electronics Inc.	3.375%	11/1/15	2,635	2,683
Arrow Electronics Inc.	3.000%	3/1/18	2,500	2,564
Arrow Electronics Inc.	5.125%	3/1/21	1,185	1,283
Arrow Electronics Inc.	4.500%	3/1/23	2,154	2,225
Autodesk Inc.	1.950%	12/15/17	9,014	9,043
Autodesk Inc.	3.600%	12/15/22	1,650	1,632
Avnet Inc.	6.625%	9/15/16	885	957
Avnet Inc.	5.875%	6/15/20	120	134
Avnet Inc.	4.875%	12/1/22	4,825	5,129
Baidu Inc.	2.250%	11/28/17	5,250	5,256
Baidu Inc.	3.250%	8/6/18	200	204
Baidu Inc.	2.750%	6/9/19	3,675	3,653
Baidu Inc.	3.500%	11/28/22	14,975	14,828
Broadcom Corp.	2.700%	11/1/18	7,105	7,305
Broadcom Corp.	2.500%	8/15/22	10,750	10,330
Broadcom Corp.	3.500%	8/1/24	4,600	4,630
Broadridge Financial Solutions Inc.	3.950%	9/1/20	1,100	1,149
CA Inc.	2.875%	8/15/18	3,000	3,051
CA Inc.	5.375%	12/1/19	3,500	3,878
CA Inc.	4.500%	8/15/23	4,275	4,461
Cadence Design Systems Inc.	4.375%	10/15/24	725	737
Cisco Systems Inc.	5.500%	2/22/16	14,155	14,930
Cisco Systems Inc.	1.100%	3/3/17	6,125	6,137
Cisco Systems Inc.	3.150%	3/14/17	7,165	7,490
Cisco Systems Inc.	4.950%	2/15/19	25,514	28,520
Cisco Systems Inc.	2.125%	3/1/19	19,700	19,781
Cisco Systems Inc.	4.450%	1/15/20	29,815	32,794
Cisco Systems Inc.	2.900%	3/4/21	1,550	1,585
Cisco Systems Inc.	3.625%	3/4/24	5,100	5,337
Cisco Systems Inc.	5.900%	2/15/39	30,033	37,853
Cisco Systems Inc.	5.500%	1/15/40	4,371	5,311
Computer Sciences Corp.	2.500%	9/15/15	2,500	2,523
Computer Sciences Corp.	6.500%	3/15/18	5,120	5,722
Corning Inc.	1.450%	11/15/17	800	795
Corning Inc.	6.625%	5/15/19	3,855	4,523
Corning Inc.	4.250%	8/15/20	7,459	8,109
Corning Inc.	3.700%	11/15/23	4,900	5,061
Corning Inc.	7.250%	8/15/36	300	389
Corning Inc.	4.700%	3/15/37	8,368	8,973
Corning Inc.	5.750%	8/15/40	5,256	6,298
Corning Inc.	4.750%	3/15/42	1,078	1,147
Dun & Bradstreet Corp.	3.250%	12/1/17	800	822
Dun & Bradstreet Corp.	4.375%	12/1/22	1,725	1,770
EMC Corp.	1.875%	6/1/18	21,904	21,878
EMC Corp.	2.650%	6/1/20	10,925	10,974
EMC Corp.	3.375%	6/1/23	15,703	15,663
Equifax Inc.	6.300%	7/1/17	1,075	1,198
Fidelity National Information Services Inc.	2.000%	4/15/18	1,897	1,886
Fidelity National Information Services Inc.	5.000%	3/15/22	8,294	8,802
Fidelity National Information Services Inc.	3.500%	4/15/23	10,425	10,343
Fidelity National Information Services Inc.	3.875%	6/5/24	10,350	10,468
Fiserv Inc.	3.125%	10/1/15	1,100	1,119

79

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Fiserv Inc.	3.125%	6/15/16	1,025	1,053
Fiserv Inc.	6.800%	11/20/17	5,950	6,740
Fiserv Inc.	3.500%	10/1/22	8,081	8,157
Google Inc.	2.125%	5/19/16	3,893	3,977
Google Inc.	3.625%	5/19/21	13,265	14,203
Harris Corp.	5.950%	12/1/17	2,975	3,320
Harris Corp.	4.400%	12/15/20	1,725	1,847
Harris Corp.	6.150%	12/15/40	3,493	4,220
Hewlett-Packard Co.	2.650%	6/1/16	2,510	2,557
Hewlett-Packard Co.	3.000%	9/15/16	19,225	19,746
Hewlett-Packard Co.	3.300%	12/9/16	10,710	11,057
Hewlett-Packard Co.	5.400%	3/1/17	2,035	2,196
Hewlett-Packard Co.	2.600%	9/15/17	8,710	8,877
Hewlett-Packard Co.	5.500%	3/1/18	1,825	2,013
Hewlett-Packard Co.	2.750%	1/14/19	4,912	4,983
Hewlett-Packard Co.	3.750%	12/1/20	7,175	7,420
Hewlett-Packard Co.	4.300%	6/1/21	14,430	15,205
Hewlett-Packard Co.	4.375%	9/15/21	16,350	17,136
Hewlett-Packard Co.	4.650%	12/9/21	26,805	28,770
Hewlett-Packard Co.	6.000%	9/15/41	9,168	10,326
HP Enterprise Services LLC	7.450%	10/15/29	1,950	2,461
Ingram Micro Inc.	4.950%	12/15/24	12,725	12,724
Intel Corp.	1.950%	10/1/16	6,425	6,551
Intel Corp.	1.350%	12/15/17	50,358	50,277
Intel Corp.	3.300%	10/1/21	13,080	13,708
Intel Corp.	2.700%	12/15/22	12,570	12,498
Intel Corp.	4.000%	12/15/32	4,825	4,952
Intel Corp.	4.800%	10/1/41	21,604	23,725
Intel Corp.	4.250%	12/15/42	13,550	13,964
International Business Machines Corp.	0.550%	2/6/15	7,600	7,602
International Business Machines Corp.	2.000%	1/5/16	2,525	2,563
International Business Machines Corp.	1.950%	7/22/16	37,725	38,447
International Business Machines Corp.	1.250%	2/6/17	7,100	7,125
International Business Machines Corp.	5.700%	9/14/17	17,686	19,718
International Business Machines Corp.	1.250%	2/8/18	1,300	1,293
International Business Machines Corp.	7.625%	10/15/18	10,075	12,162
International Business Machines Corp.	1.950%	2/12/19	10,350	10,337
International Business Machines Corp.	1.875%	8/1/22	3,300	3,076
International Business Machines Corp.	3.375%	8/1/23	12,500	12,785
International Business Machines Corp.	3.625%	2/12/24	19,325	20,139
International Business Machines Corp.	7.000%	10/30/25	965	1,274
International Business Machines Corp.	6.220%	8/1/27	9,850	12,509
International Business Machines Corp.	6.500%	1/15/28	620	804
International Business Machines Corp.	5.600%	11/30/39	10,380	12,509
International Business Machines Corp.	4.000%	6/20/42	11,167	11,119
Intuit Inc.	5.750%	3/15/17	4,350	4,748
Jabil Circuit Inc.	5.625%	12/15/20	2,650	2,822
Jabil Circuit Inc.	4.700%	9/15/22	150	149
Juniper Networks Inc.	3.100%	3/15/16	1,095	1,116
Juniper Networks Inc.	4.600%	3/15/21	3,560	3,720
Juniper Networks Inc.	4.500%	3/15/24	2,100	2,120
Juniper Networks Inc.	5.950%	3/15/41	2,900	2,913
8 Keysight Technologies Inc.	3.300%	10/30/19	4,600	4,573
8 Keysight Technologies Inc.	4.550%	10/30/24	5,325	5,316
KLA-Tencor Corp.	2.375%	11/1/17	3,525	3,547
KLA-Tencor Corp.	3.375%	11/1/19	2,600	2,649
KLA-Tencor Corp.	4.125%	11/1/21	10,000	10,246
KLA-Tencor Corp.	4.650%	11/1/24	4,024	4,162
Lexmark International Inc.	6.650%	6/1/18	4,950	5,506
Maxim Integrated Products Inc.	3.375%	3/15/23	6,025	5,963
Microsoft Corp.	1.625%	9/25/15	19,880	20,071
Microsoft Corp.	1.000%	5/1/18	4,300	4,239
Microsoft Corp.	1.625%	12/6/18	3,025	3,023
Microsoft Corp.	4.200%	6/1/19	8,045	8,844

80

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Microsoft Corp.	3.000%	10/1/20	7,815	8,210
Microsoft Corp.	2.125%	11/15/22	2,013	1,957
Microsoft Corp.	2.375%	5/1/23	9,521	9,340
Microsoft Corp.	3.625%	12/15/23	2,700	2,884
Microsoft Corp.	5.200%	6/1/39	5,563	6,659
Microsoft Corp.	4.500%	10/1/40	5,543	6,113
Microsoft Corp.	5.300%	2/8/41	5,985	7,331
Microsoft Corp.	3.500%	11/15/42	12,575	11,938
Microsoft Corp.	3.750%	5/1/43	1,981	1,965
Microsoft Corp.	4.875%	12/15/43	1,075	1,265
Motorola Solutions Inc.	3.750%	5/15/22	6,975	6,988
Motorola Solutions Inc.	3.500%	3/1/23	2,000	1,962
Motorola Solutions Inc.	4.000%	9/1/24	5,600	5,626
Motorola Solutions Inc.	7.500%	5/15/25	410	505
Motorola Solutions Inc.	5.500%	9/1/44	5,750	6,085
NetApp Inc.	2.000%	12/15/17	5,905	5,939
NetApp Inc.	3.250%	12/15/22	1,000	990
Oracle Corp.	5.250%	1/15/16	29,496	30,904
Oracle Corp.	1.200%	10/15/17	19,745	19,683
Oracle Corp.	5.750%	4/15/18	19,827	22,393
Oracle Corp.	2.375%	1/15/19	14,300	14,545
Oracle Corp.	5.000%	7/8/19	17,102	19,152
Oracle Corp.	2.250%	10/8/19	10,795	10,853
Oracle Corp.	3.875%	7/15/20	12,165	13,114
Oracle Corp.	2.800%	7/8/21	10,165	10,286
Oracle Corp.	2.500%	10/15/22	14,838	14,397
Oracle Corp.	3.400%	7/8/24	26,790	27,424
Oracle Corp.	4.300%	7/8/34	15,420	16,529
Oracle Corp.	6.500%	4/15/38	4,140	5,548
Oracle Corp.	6.125%	7/8/39	7,758	10,050
Oracle Corp.	5.375%	7/15/40	27,718	33,200
Oracle Corp.	4.500%	7/8/44	9,600	10,399
Pitney Bowes Inc.	5.750%	9/15/17	6,975	7,623
Pitney Bowes Inc.	6.250%	3/15/19	200	226
Pitney Bowes Inc.	4.625%	3/15/24	12,500	12,920
8 Seagate HDD Cayman	3.750%	11/15/18	20,125	20,678
Seagate HDD Cayman	4.750%	6/1/23	10,200	10,608
8 Seagate HDD Cayman	4.750%	1/1/25	22,375	23,046
8 Seagate HDD Cayman	5.750%	12/1/34	3,175	3,346
Symantec Corp.	2.750%	6/15/17	4,400	4,459
Symantec Corp.	4.200%	9/15/20	7,200	7,454
Symantec Corp.	3.950%	6/15/22	5,925	5,978
Telefonaktiebolaget LM Ericsson	4.125%	5/15/22	5,684	5,973
Texas Instruments Inc.	0.450%	8/3/15	9,750	9,756
Texas Instruments Inc.	2.375%	5/16/16	4,875	4,990
Texas Instruments Inc.	1.650%	8/3/19	9,250	9,080
Total System Services Inc.	2.375%	6/1/18	3,025	2,999
Trimble Navigation Ltd.	4.750%	12/1/24	4,000	4,111
Tyco Electronics Group SA	6.550%	10/1/17	3,743	4,216
Tyco Electronics Group SA	2.350%	8/1/19	2,750	2,746
Tyco Electronics Group SA	3.500%	2/3/22	2,225	2,300
Tyco Electronics Group SA	3.450%	8/1/24	4,400	4,490
Tyco Electronics Group SA	7.125%	10/1/37	14,100	19,394
Verisk Analytics Inc.	5.800%	5/1/21	2,125	2,397
Verisk Analytics Inc.	4.125%	9/12/22	5,439	5,670
Xerox Corp.	6.400%	3/15/16	8,045	8,538
Xerox Corp.	6.750%	2/1/17	3,060	3,374
Xerox Corp.	2.950%	3/15/17	250	257
Xerox Corp.	6.350%	5/15/18	17,175	19,415
Xerox Corp.	2.750%	3/15/19	7,454	7,480
Xerox Corp.	5.625%	12/15/19	5,675	6,382
Xerox Corp.	2.800%	5/15/20	3,950	3,882
Xerox Corp.	4.500%	5/15/21	5,840	6,242
Xerox Corp.	3.800%	5/15/24	1,800	1,761

81

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Xilinx Inc.	2.125%	3/15/19	575	571
Xilinx Inc.	3.000%	3/15/21	7,975	7,961
Transportation (0.6%)
5 American Airlines 2013-1 Class A Pass Through Trust	4.000%	1/15/27	740	754
5 American Airlines 2013-2 Class A Pass Through Trust	4.950%	1/15/23	11,186	11,983
American Airlines 2014-1 Class A Pass Through Trust	3.700%	10/1/26	6,150	6,196
Burlington Northern Santa Fe LLC	5.750%	3/15/18	6,037	6,765
Burlington Northern Santa Fe LLC	3.600%	9/1/20	5,800	6,084
Burlington Northern Santa Fe LLC	3.450%	9/15/21	5,875	6,124
Burlington Northern Santa Fe LLC	3.050%	3/15/22	2,850	2,848
Burlington Northern Santa Fe LLC	3.050%	9/1/22	4,537	4,558
Burlington Northern Santa Fe LLC	3.000%	3/15/23	5,066	5,051
Burlington Northern Santa Fe LLC	3.850%	9/1/23	4,000	4,207
Burlington Northern Santa Fe LLC	3.750%	4/1/24	3,212	3,347
Burlington Northern Santa Fe LLC	3.400%	9/1/24	6,050	6,165
Burlington Northern Santa Fe LLC	7.000%	12/15/25	6,436	8,407
Burlington Northern Santa Fe LLC	7.950%	8/15/30	80	115
Burlington Northern Santa Fe LLC	6.200%	8/15/36	3,200	4,159
Burlington Northern Santa Fe LLC	6.150%	5/1/37	3,009	3,934
Burlington Northern Santa Fe LLC	5.750%	5/1/40	8,115	9,997
Burlington Northern Santa Fe LLC	5.050%	3/1/41	8,180	9,226
Burlington Northern Santa Fe LLC	5.400%	6/1/41	7,250	8,635
Burlington Northern Santa Fe LLC	4.950%	9/15/41	1,775	1,973
Burlington Northern Santa Fe LLC	4.400%	3/15/42	5,523	5,750
Burlington Northern Santa Fe LLC	4.375%	9/1/42	5,525	5,713
Burlington Northern Santa Fe LLC	4.450%	3/15/43	5,495	5,752
Burlington Northern Santa Fe LLC	5.150%	9/1/43	7,675	8,847
Burlington Northern Santa Fe LLC	4.900%	4/1/44	6,590	7,415
Burlington Northern Santa Fe LLC	4.550%	9/1/44	1,475	1,579
Canadian National Railway Co.	5.800%	6/1/16	750	803
Canadian National Railway Co.	1.450%	12/15/16	1,850	1,863
Canadian National Railway Co.	5.850%	11/15/17	175	196
Canadian National Railway Co.	5.550%	3/1/19	2,260	2,562
Canadian National Railway Co.	2.850%	12/15/21	1,060	1,083
Canadian National Railway Co.	2.250%	11/15/22	8,240	7,966
Canadian National Railway Co.	2.950%	11/21/24	700	701
Canadian National Railway Co.	6.900%	7/15/28	2,625	3,556
Canadian National Railway Co.	6.250%	8/1/34	1,075	1,420
Canadian National Railway Co.	6.200%	6/1/36	2,693	3,586
Canadian National Railway Co.	6.375%	11/15/37	2,218	3,039
Canadian National Railway Co.	3.500%	11/15/42	10,925	10,453
Canadian Pacific Railway Co.	7.250%	5/15/19	7,664	9,154
Canadian Pacific Railway Co.	4.450%	3/15/23	4,403	4,833
Canadian Pacific Railway Co.	7.125%	10/15/31	1,510	2,085
Canadian Pacific Railway Co.	5.950%	5/15/37	16,714	21,497
Canadian Pacific Railway Ltd.	4.500%	1/15/22	3,650	4,037
Canadian Pacific Railway Ltd.	5.750%	1/15/42	19,230	24,566
Con-way Inc.	7.250%	1/15/18	1,610	1,831
Con-way Inc.	6.700%	5/1/34	5,425	6,024
5 Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	10/19/23	5,456	5,954
5 Continental Airlines 2009-2 Class A Pass Through Trust	7.250%	5/10/21	755	870
5 Continental Airlines 2012-1 Class A Pass Through Trust	4.150%	10/11/25	15,027	15,440
5 Continental Airlines 2012-2 Class A Pass Through Trust	4.000%	4/29/26	6,578	6,710
CSX Corp.	7.900%	5/1/17	1,795	2,053
CSX Corp.	6.250%	3/15/18	2,850	3,236
CSX Corp.	7.375%	2/1/19	42,150	50,503
CSX Corp.	3.700%	10/30/20	755	797
CSX Corp.	4.250%	6/1/21	2,665	2,892
CSX Corp.	3.700%	11/1/23	2,000	2,089

82

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
CSX Corp.	6.000%	10/1/36	5,969	7,524
CSX Corp.	6.150%	5/1/37	2,385	3,076
CSX Corp.	6.220%	4/30/40	6,455	8,408
CSX Corp.	5.500%	4/15/41	9,000	10,825
CSX Corp.	4.750%	5/30/42	5,115	5,591
CSX Corp.	4.400%	3/1/43	18	19
CSX Corp.	4.100%	3/15/44	9,450	9,377
CSX Corp.	4.500%	8/1/54	25	26
5 Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	6,212	7,206
5 Delta Air Lines 2009-1 Class A Pass Through Trust	7.750%	12/17/19	6,435	7,433
5 Delta Air Lines 2010-2 Class A Pass Through Trust	4.950%	11/23/20	2,611	2,794
5 Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	11/7/21	843	900
FedEx Corp.	8.000%	1/15/19	5,265	6,410
FedEx Corp.	2.625%	8/1/22	2,050	2,008
FedEx Corp.	3.875%	8/1/42	1,800	1,735
FedEx Corp.	4.100%	4/15/43	4,225	4,186
FedEx Corp.	5.100%	1/15/44	6,200	7,147
5 Hawaiian Airlines 2013-1 Class A Pass Through
Certificates	3.900%	1/15/26	11,790	11,598
JB Hunt Transport Services Inc.	2.400%	3/15/19	1,255	1,256
Kansas City Southern de Mexico SA de CV	2.350%	5/15/20	1,400	1,342
Kansas City Southern de Mexico SA de CV	3.000%	5/15/23	5,955	5,786
Kansas City Southern Railway Co.	4.300%	5/15/43	5,700	5,805
Norfolk Southern Corp.	5.750%	1/15/16	8,200	8,602
Norfolk Southern Corp.	7.700%	5/15/17	5,125	5,860
Norfolk Southern Corp.	5.750%	4/1/18	2,575	2,890
Norfolk Southern Corp.	5.900%	6/15/19	9,350	10,729
Norfolk Southern Corp.	3.250%	12/1/21	4,319	4,421
Norfolk Southern Corp.	3.000%	4/1/22	83	83
Norfolk Southern Corp.	2.903%	2/15/23	2,518	2,490
Norfolk Southern Corp.	3.850%	1/15/24	2,000	2,100
Norfolk Southern Corp.	5.590%	5/17/25	102	121
Norfolk Southern Corp.	7.800%	5/15/27	4,400	6,112
Norfolk Southern Corp.	7.250%	2/15/31	4,062	5,621
Norfolk Southern Corp.	7.050%	5/1/37	2,000	2,814
Norfolk Southern Corp.	4.837%	10/1/41	16,131	17,977
Norfolk Southern Corp.	7.900%	5/15/97	475	769
Norfolk Southern Corp.	6.000%	3/15/05	2,425	3,147
Norfolk Southern Corp.	6.000%	5/23/11	11,175	14,423
Norfolk Southern Railway Co.	9.750%	6/15/20	1,559	2,078
5 Northwest Airlines 2007-1 Class A Pass Through Trust	7.027%	11/1/19	1,483	1,676
Ryder System Inc.	3.600%	3/1/16	4,380	4,509
Ryder System Inc.	5.850%	11/1/16	8,425	9,105
Ryder System Inc.	3.500%	6/1/17	1,625	1,692
Ryder System Inc.	2.500%	3/1/18	3,807	3,881
Ryder System Inc.	2.450%	11/15/18	12,590	12,589
Ryder System Inc.	2.350%	2/26/19	13,312	13,228
Ryder System Inc.	2.550%	6/1/19	10,170	10,165
Southwest Airlines Co.	5.750%	12/15/16	3,355	3,629
Southwest Airlines Co.	2.750%	11/6/19	3,100	3,115
5 Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	1,651	1,895
Trinity Industries Inc.	4.550%	10/1/24	4,305	4,182
5 UAL 2009-2A Pass Through Trust	9.750%	7/15/18	1,023	1,126
Union Pacific Corp.	5.750%	11/15/17	5	6
Union Pacific Corp.	5.700%	8/15/18	1,181	1,346
Union Pacific Corp.	4.000%	2/1/21	2,450	2,674
Union Pacific Corp.	4.163%	7/15/22	31,269	34,342
Union Pacific Corp.	2.750%	4/15/23	75	74
Union Pacific Corp.	3.646%	2/15/24	1,375	1,455
Union Pacific Corp.	3.250%	1/15/25	3,800	3,908
Union Pacific Corp.	6.625%	2/1/29	2,260	3,033
Union Pacific Corp.	4.750%	9/15/41	6,922	7,774
Union Pacific Corp.	4.250%	4/15/43	1,156	1,205
Union Pacific Corp.	4.821%	2/1/44	5,534	6,304

83

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Union Pacific Corp.	4.850%	6/15/44	1,295	1,481
Union Pacific Corp.	4.150%	1/15/45	5,175	5,397
5 Union Pacific Railroad Co. 2007-3 Pass Through Trust	6.176%	1/2/31	1,124	1,347
5 United Airlines Pass Through Trust Series 2013-1	4.300%	2/15/27	7,900	8,167
5 United Airlines Pass Through Trust Series 2014-1	4.000%	10/11/27	9,110	9,338
United Parcel Service Inc.	1.125%	10/1/17	2,500	2,490
United Parcel Service Inc.	5.500%	1/15/18	2,395	2,678
United Parcel Service Inc.	5.125%	4/1/19	5,693	6,399
United Parcel Service Inc.	3.125%	1/15/21	7,324	7,675
United Parcel Service Inc.	2.450%	10/1/22	10,990	10,837
United Parcel Service Inc.	6.200%	1/15/38	21,020	27,914
United Parcel Service Inc.	4.875%	11/15/40	4,742	5,545
United Parcel Service Inc.	3.625%	10/1/42	3,768	3,690
United Parcel Service of America Inc.	8.375%	4/1/20	10	13
5 US Airways 2012-1 Class A Pass Through Trust	5.900%	4/1/26	313	350
5 US Airways 2013-1 Class A Pass Through Trust	3.950%	5/15/27	1,481	1,519
5 US Airways Inc. 2012-2 Class A Pass Through Trust	4.625%	12/3/26	1,925	2,021
				20,761,256
Utilities (2.0%)
Electric (1.9%)
AEP Texas Central Co.	6.650%	2/15/33	3,675	4,844
Alabama Power Co.	6.125%	5/15/38	18	24
Alabama Power Co.	6.000%	3/1/39	145	191
Alabama Power Co.	5.500%	3/15/41	475	599
Alabama Power Co.	5.200%	6/1/41	2,800	3,435
Alabama Power Co.	4.100%	1/15/42	4,925	5,108
Alabama Power Co.	3.850%	12/1/42	1,250	1,268
Alabama Power Co.	4.150%	8/15/44	3,525	3,726
Ameren Illinois Co.	6.125%	11/15/17	1,419	1,601
Ameren Illinois Co.	2.700%	9/1/22	12,581	12,503
Ameren Illinois Co.	3.250%	3/1/25	1,285	1,303
Ameren Illinois Co.	4.800%	12/15/43	2,375	2,750
Ameren Illinois Co.	4.300%	7/1/44	3,300	3,496
American Electric Power Co. Inc.	1.650%	12/15/17	5,525	5,527
American Electric Power Co. Inc.	2.950%	12/15/22	4,850	4,769
Appalachian Power Co.	7.950%	1/15/20	385	481
Appalachian Power Co.	4.600%	3/30/21	5,372	5,960
Appalachian Power Co.	5.800%	10/1/35	2,193	2,711
Appalachian Power Co.	6.375%	4/1/36	2,800	3,640
Arizona Public Service Co.	8.750%	3/1/19	1,300	1,635
Arizona Public Service Co.	3.350%	6/15/24	2,625	2,711
Arizona Public Service Co.	5.500%	9/1/35	3,580	4,477
Arizona Public Service Co.	4.500%	4/1/42	8,043	8,599
Arizona Public Service Co.	4.700%	1/15/44	5,651	6,435
Atlantic City Electric Co.	7.750%	11/15/18	4,225	5,078
Baltimore Gas & Electric Co.	5.900%	10/1/16	3,525	3,823
Baltimore Gas & Electric Co.	3.500%	11/15/21	1,738	1,824
Baltimore Gas & Electric Co.	3.350%	7/1/23	10,850	11,124
Baltimore Gas & Electric Co.	6.350%	10/1/36	643	877
Berkshire Hathaway Energy Co.	1.100%	5/15/17	9,600	9,512
Berkshire Hathaway Energy Co.	5.750%	4/1/18	13,925	15,612
Berkshire Hathaway Energy Co.	2.000%	11/15/18	2,200	2,197
8 Berkshire Hathaway Energy Co.	2.400%	2/1/20	5,475	5,451
Berkshire Hathaway Energy Co.	3.750%	11/15/23	7,550	7,886
8 Berkshire Hathaway Energy Co.	3.500%	2/1/25	6,750	6,783
Berkshire Hathaway Energy Co.	8.480%	9/15/28	1,055	1,575
Berkshire Hathaway Energy Co.	6.125%	4/1/36	3,930	4,949
Berkshire Hathaway Energy Co.	5.950%	5/15/37	9,250	11,540
Berkshire Hathaway Energy Co.	6.500%	9/15/37	1,255	1,647
Berkshire Hathaway Energy Co.	5.150%	11/15/43	6,550	7,452
8 Berkshire Hathaway Energy Co.	4.500%	2/1/45	6,425	6,744
CenterPoint Energy Houston Electric LLC	2.250%	8/1/22	5,300	5,078
CenterPoint Energy Houston Electric LLC	6.950%	3/15/33	300	423

84

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
CenterPoint Energy Houston Electric LLC	3.550%	8/1/42	11,122	10,710
CenterPoint Energy Houston Electric LLC	4.500%	4/1/44	2,200	2,480
CenterPoint Energy Inc.	6.500%	5/1/18	470	535
Cleco Power LLC	6.500%	12/1/35	4,300	5,570
Cleco Power LLC	6.000%	12/1/40	4,075	4,879
Cleveland Electric Illuminating Co.	7.880%	11/1/17	2,742	3,187
Cleveland Electric Illuminating Co.	5.500%	8/15/24	5,515	6,532
CMS Energy Corp.	8.750%	6/15/19	9,710	12,148
CMS Energy Corp.	6.250%	2/1/20	3,476	4,017
CMS Energy Corp.	3.875%	3/1/24	2,524	2,603
CMS Energy Corp.	4.700%	3/31/43	6,300	6,654
CMS Energy Corp.	4.875%	3/1/44	2,300	2,494
Commonwealth Edison Co.	5.950%	8/15/16	11,605	12,521
Commonwealth Edison Co.	6.150%	9/15/17	13,670	15,338
Commonwealth Edison Co.	5.800%	3/15/18	10,585	11,916
Commonwealth Edison Co.	4.000%	8/1/20	3,795	4,070
Commonwealth Edison Co.	3.400%	9/1/21	4,250	4,430
Commonwealth Edison Co.	5.875%	2/1/33	590	740
Commonwealth Edison Co.	5.900%	3/15/36	3,086	3,956
Commonwealth Edison Co.	6.450%	1/15/38	9,223	12,539
Commonwealth Edison Co.	3.800%	10/1/42	1,764	1,747
Commonwealth Edison Co.	4.600%	8/15/43	3,315	3,752
Commonwealth Edison Co.	4.700%	1/15/44	6,263	7,180
Connecticut Light & Power Co.	2.500%	1/15/23	6,840	6,655
Connecticut Light & Power Co.	6.350%	6/1/36	5,100	6,996
Connecticut Light & Power Co.	4.300%	4/15/44	7,075	7,661
Consolidated Edison Co. of New York Inc.	5.375%	12/15/15	1,400	1,462
Consolidated Edison Co. of New York Inc.	5.500%	9/15/16	5,840	6,282
Consolidated Edison Co. of New York Inc.	5.850%	4/1/18	755	854
Consolidated Edison Co. of New York Inc.	7.125%	12/1/18	1,200	1,423
Consolidated Edison Co. of New York Inc.	6.650%	4/1/19	13,175	15,549
Consolidated Edison Co. of New York Inc.	4.450%	6/15/20	2,250	2,479
Consolidated Edison Co. of New York Inc.	5.300%	3/1/35	6,475	7,822
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	4,640	5,939
Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	3,020	4,014
Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	1,280	1,783
Consolidated Edison Co. of New York Inc.	5.500%	12/1/39	328	401
Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	6,725	8,518
Consolidated Edison Co. of New York Inc.	4.200%	3/15/42	18	19
Consolidated Edison Co. of New York Inc.	4.450%	3/15/44	13,075	14,137
Constellation Energy Group Inc.	5.150%	12/1/20	6,863	7,596
Consumers Energy Co.	5.500%	8/15/16	886	951
Consumers Energy Co.	6.125%	3/15/19	19,141	22,214
Consumers Energy Co.	6.700%	9/15/19	12,211	14,537
Consumers Energy Co.	2.850%	5/15/22	8,925	8,889
Consumers Energy Co.	3.375%	8/15/23	3,185	3,287
Consumers Energy Co.	3.950%	5/15/43	3,693	3,820
Consumers Energy Co.	4.350%	8/31/64	2,225	2,344
Dayton Power & Light Co.	1.875%	9/15/16	1,550	1,564
Delmarva Power & Light Co.	3.500%	11/15/23	3,175	3,290
Delmarva Power & Light Co.	4.000%	6/1/42	225	231
Dominion Resources Inc.	2.250%	9/1/15	2,980	3,009
Dominion Resources Inc.	1.950%	8/15/16	5,450	5,510
Dominion Resources Inc.	1.400%	9/15/17	400	397
Dominion Resources Inc.	6.400%	6/15/18	290	331
Dominion Resources Inc.	2.500%	12/1/19	3,500	3,509
Dominion Resources Inc.	4.450%	3/15/21	13,979	15,149
Dominion Resources Inc.	3.625%	12/1/24	12,000	12,164
Dominion Resources Inc.	6.300%	3/15/33	8,275	10,759
Dominion Resources Inc.	5.250%	8/1/33	2,195	2,575
Dominion Resources Inc.	5.950%	6/15/35	8,785	11,166
Dominion Resources Inc.	4.900%	8/1/41	2,195	2,418
Dominion Resources Inc.	4.050%	9/15/42	675	658
Dominion Resources Inc.	4.700%	12/1/44	6,750	7,182

85

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 Dominion Resources Inc.	5.750%	10/1/54	5,250	5,480
5 Dominion Resources Inc.	7.500%	6/30/66	3,775	3,983
DTE Electric Co.	3.450%	10/1/20	1,700	1,776
DTE Electric Co.	3.900%	6/1/21	575	622
DTE Electric Co.	2.650%	6/15/22	5,975	5,891
DTE Electric Co.	3.650%	3/15/24	18,725	19,680
DTE Electric Co.	3.375%	3/1/25	8,125	8,318
DTE Electric Co.	3.950%	6/15/42	10,505	10,806
DTE Electric Co.	4.000%	4/1/43	6,575	6,828
DTE Electric Co.	4.300%	7/1/44	375	407
DTE Energy Co.	2.400%	12/1/19	3,000	3,001
DTE Energy Co.	3.500%	6/1/24	9,981	10,100
DTE Energy Co.	6.375%	4/15/33	4,425	5,692
Duke Energy Carolinas LLC	4.300%	6/15/20	5,700	6,188
Duke Energy Carolinas LLC	3.900%	6/15/21	900	968
Duke Energy Carolinas LLC	6.000%	12/1/28	5,170	6,530
Duke Energy Carolinas LLC	6.450%	10/15/32	1,575	2,126
Duke Energy Carolinas LLC	6.100%	6/1/37	14,563	18,939
Duke Energy Carolinas LLC	6.000%	1/15/38	6,145	8,064
Duke Energy Carolinas LLC	6.050%	4/15/38	4,461	5,905
Duke Energy Carolinas LLC	5.300%	2/15/40	2,845	3,512
Duke Energy Carolinas LLC	4.250%	12/15/41	5,525	5,916
Duke Energy Carolinas LLC	4.000%	9/30/42	595	615
Duke Energy Corp.	2.150%	11/15/16	9,171	9,344
Duke Energy Corp.	1.625%	8/15/17	8,991	8,998
Duke Energy Corp.	2.100%	6/15/18	8,375	8,452
Duke Energy Corp.	5.050%	9/15/19	11,200	12,513
Duke Energy Corp.	3.550%	9/15/21	4,386	4,577
Duke Energy Corp.	3.050%	8/15/22	13,015	13,085
Duke Energy Florida Inc.	6.350%	9/15/37	10,725	14,856
Duke Energy Florida Inc.	6.400%	6/15/38	8,575	11,936
Duke Energy Florida Inc.	5.650%	4/1/40	1,000	1,299
Duke Energy Indiana Inc.	6.050%	6/15/16	325	349
Duke Energy Indiana Inc.	3.750%	7/15/20	514	544
Duke Energy Indiana Inc.	6.120%	10/15/35	1,178	1,519
Duke Energy Indiana Inc.	6.350%	8/15/38	8,629	12,077
Duke Energy Indiana Inc.	6.450%	4/1/39	1,225	1,732
Duke Energy Indiana Inc.	4.200%	3/15/42	2,875	3,065
Duke Energy Indiana Inc.	4.900%	7/15/43	1,450	1,707
Duke Energy Ohio Inc.	5.450%	4/1/19	908	1,028
Duke Energy Progress Inc.	5.300%	1/15/19	42,255	47,338
Duke Energy Progress Inc.	3.000%	9/15/21	4,300	4,410
Duke Energy Progress Inc.	6.300%	4/1/38	5,599	7,749
Duke Energy Progress Inc.	4.100%	5/15/42	18	19
Duke Energy Progress Inc.	4.100%	3/15/43	525	557
Duke Energy Progress Inc.	4.375%	3/30/44	6,375	6,998
Duke Energy Progress Inc.	4.150%	12/1/44	5,000	5,323
El Paso Electric Co.	6.000%	5/15/35	1,725	2,161
Entergy Arkansas Inc.	3.750%	2/15/21	10,575	11,227
Entergy Corp.	4.700%	1/15/17	3,060	3,217
Entergy Gulf States Louisiana LLC	6.000%	5/1/18	3,725	4,210
Entergy Gulf States Louisiana LLC	5.590%	10/1/24	2,155	2,551
Entergy Louisiana LLC	4.050%	9/1/23	6,600	7,077
Entergy Louisiana LLC	5.400%	11/1/24	1,725	2,016
Entergy Louisiana LLC	4.950%	1/15/45	5,500	5,650
Entergy Mississippi Inc.	3.100%	7/1/23	1,787	1,780
Entergy Texas Inc.	7.125%	2/1/19	16,325	19,282
Exelon Corp.	5.625%	6/15/35	2,205	2,577
Exelon Generation Co. LLC	6.200%	10/1/17	5,255	5,840
Exelon Generation Co. LLC	5.200%	10/1/19	119	131
Exelon Generation Co. LLC	4.000%	10/1/20	8,641	9,013
Exelon Generation Co. LLC	4.250%	6/15/22	20,100	20,866
Exelon Generation Co. LLC	6.250%	10/1/39	7,393	8,878
Exelon Generation Co. LLC	5.750%	10/1/41	1,825	2,058

86

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Exelon Generation Co. LLC	5.600%	6/15/42	7,601	8,502
FirstEnergy Solutions Corp.	6.800%	8/15/39	1,553	1,677
Florida Power & Light Co.	5.550%	11/1/17	720	800
Florida Power & Light Co.	2.750%	6/1/23	5,625	5,583
Florida Power & Light Co.	3.250%	6/1/24	4,800	4,917
Florida Power & Light Co.	5.950%	10/1/33	225	297
Florida Power & Light Co.	5.625%	4/1/34	3,870	4,907
Florida Power & Light Co.	4.950%	6/1/35	645	765
Florida Power & Light Co.	5.400%	9/1/35	5,650	7,022
Florida Power & Light Co.	6.200%	6/1/36	4,900	6,632
Florida Power & Light Co.	5.650%	2/1/37	2,754	3,551
Florida Power & Light Co.	5.850%	5/1/37	3,845	5,040
Florida Power & Light Co.	5.950%	2/1/38	9,800	13,023
Florida Power & Light Co.	4.125%	2/1/42	15,168	16,191
Florida Power & Light Co.	3.800%	12/15/42	5,095	5,150
Florida Power & Light Co.	4.050%	10/1/44	4,000	4,201
Georgia Power Co.	0.750%	8/10/15	10,675	10,677
Georgia Power Co.	3.000%	4/15/16	3,400	3,493
Georgia Power Co.	5.700%	6/1/17	16,444	18,119
Georgia Power Co.	4.250%	12/1/19	20	22
Georgia Power Co.	2.850%	5/15/22	8,650	8,690
Georgia Power Co.	5.650%	3/1/37	343	426
Georgia Power Co.	5.950%	2/1/39	2,000	2,593
Georgia Power Co.	5.400%	6/1/40	4,040	4,902
Georgia Power Co.	4.750%	9/1/40	4,400	4,951
Georgia Power Co.	4.300%	3/15/42	13,873	14,684
Georgia Power Co.	4.300%	3/15/43	4,000	4,239
Great Plains Energy Inc.	4.850%	6/1/21	1,253	1,373
Iberdrola International BV	6.750%	7/15/36	3,375	4,277
Indiana Michigan Power Co.	7.000%	3/15/19	4,475	5,298
Indiana Michigan Power Co.	3.200%	3/15/23	7,277	7,318
Indiana Michigan Power Co.	6.050%	3/15/37	7,250	9,153
5 Integrys Energy Group Inc.	6.110%	12/1/66	4,990	5,015
Interstate Power & Light Co.	3.250%	12/1/24	2,375	2,417
Interstate Power & Light Co.	6.250%	7/15/39	3,314	4,571
ITC Holdings Corp.	4.050%	7/1/23	2,925	3,049
ITC Holdings Corp.	3.650%	6/15/24	1,500	1,522
ITC Holdings Corp.	5.300%	7/1/43	3,375	3,928
Jersey Central Power & Light Co.	5.625%	5/1/16	8,900	9,400
Jersey Central Power & Light Co.	5.650%	6/1/17	4,600	5,009
Jersey Central Power & Light Co.	6.150%	6/1/37	6,273	7,469
5 John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	2,514	2,856
Kansas City Power & Light Co.	7.150%	4/1/19	3,150	3,774
Kansas City Power & Light Co.	6.050%	11/15/35	1,725	2,223
Kansas City Power & Light Co.	5.300%	10/1/41	5,493	6,451
Kentucky Utilities Co.	3.250%	11/1/20	3,350	3,468
Kentucky Utilities Co.	5.125%	11/1/40	2,598	3,136
Kentucky Utilities Co.	4.650%	11/15/43	11,820	13,533
LG&E & KU Energy LLC	3.750%	11/15/20	11,800	12,302
LG&E & KU Energy LLC	4.375%	10/1/21	75	80
Louisville Gas & Electric Co.	5.125%	11/15/40	1,675	2,052
Louisville Gas & Electric Co.	4.650%	11/15/43	8,400	9,585
Metropolitan Edison Co.	7.700%	1/15/19	5,236	6,256
MidAmerican Energy Co.	5.950%	7/15/17	1,825	2,031
MidAmerican Energy Co.	5.300%	3/15/18	800	890
MidAmerican Energy Co.	6.750%	12/30/31	9,000	12,527
MidAmerican Energy Co.	5.750%	11/1/35	1,400	1,796
MidAmerican Energy Co.	5.800%	10/15/36	275	354
Mississippi Power Co.	4.250%	3/15/42	7,875	8,006
National Rural Utilities Cooperative Finance Corp.	5.450%	4/10/17	500	546
National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	6,885	7,671
National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	22,480	29,298
National Rural Utilities Cooperative Finance Corp.	2.150%	2/1/19	6,175	6,193
National Rural Utilities Cooperative Finance Corp.	2.300%	11/15/19	4,600	4,593

87

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
National Rural Utilities Cooperative Finance Corp.	2.350%	6/15/20	4,600	4,569
National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	1,717	1,732
National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	5,583	5,906
5 National Rural Utilities Cooperative Finance Corp.	4.750%	4/30/43	1,500	1,486
Nevada Power Co.	6.500%	5/15/18	3,592	4,138
Nevada Power Co.	7.125%	3/15/19	17,761	21,187
Nevada Power Co.	6.650%	4/1/36	6,100	8,434
Nevada Power Co.	6.750%	7/1/37	6,672	9,443
Nevada Power Co.	5.375%	9/15/40	3,905	4,793
Nevada Power Co.	5.450%	5/15/41	1,225	1,546
NextEra Energy Capital Holdings Inc.	7.875%	12/15/15	653	695
NextEra Energy Capital Holdings Inc.	6.000%	3/1/19	20,650	23,524
NextEra Energy Capital Holdings Inc.	2.400%	9/15/19	8,325	8,309
NextEra Energy Capital Holdings Inc.	2.700%	9/15/19	2,575	2,601
NextEra Energy Capital Holdings Inc.	3.625%	6/15/23	6,825	6,927
5 NextEra Energy Capital Holdings Inc.	6.350%	10/1/66	2,175	2,170
5 NextEra Energy Capital Holdings Inc.	6.650%	6/15/67	2,640	2,666
Northeast Utilities	1.450%	5/1/18	2,300	2,271
Northern States Power Co.	5.250%	3/1/18	1,875	2,075
Northern States Power Co.	5.250%	7/15/35	325	397
Northern States Power Co.	6.250%	6/1/36	2,170	2,957
Northern States Power Co.	6.200%	7/1/37	5,443	7,429
Northern States Power Co.	5.350%	11/1/39	9,296	11,690
Northern States Power Co.	4.850%	8/15/40	525	618
Northern States Power Co.	3.400%	8/15/42	18	17
NorthWestern Corp.	4.176%	11/15/44	3,425	3,630
NSTAR Electric Co.	5.625%	11/15/17	5,350	5,942
NSTAR Electric Co.	2.375%	10/15/22	7,725	7,470
NSTAR Electric Co.	5.500%	3/15/40	4,371	5,596
NSTAR LLC	4.500%	11/15/19	7,553	8,214
Oglethorpe Power Corp.	5.950%	11/1/39	1,700	2,181
Oglethorpe Power Corp.	5.375%	11/1/40	4,800	5,652
Oglethorpe Power Corp.	5.250%	9/1/50	18	21
Ohio Power Co.	6.000%	6/1/16	3,863	4,121
Ohio Power Co.	5.375%	10/1/21	4,241	4,918
Ohio Power Co.	6.600%	2/15/33	1,500	1,997
Ohio Power Co.	5.850%	10/1/35	4,468	5,657
Oklahoma Gas & Electric Co.	5.850%	6/1/40	2,925	3,829
Oklahoma Gas & Electric Co.	3.900%	5/1/43	3,500	3,514
Oklahoma Gas & Electric Co.	4.550%	3/15/44	135	151
Oklahoma Gas & Electric Co.	4.000%	12/15/44	4,825	4,904
Oncor Electric Delivery Co. LLC	5.000%	9/30/17	2,300	2,501
Oncor Electric Delivery Co. LLC	6.800%	9/1/18	5,750	6,701
Oncor Electric Delivery Co. LLC	2.150%	6/1/19	5,150	5,128
Oncor Electric Delivery Co. LLC	4.100%	6/1/22	1,750	1,880
Oncor Electric Delivery Co. LLC	7.000%	9/1/22	5,496	6,963
Oncor Electric Delivery Co. LLC	7.000%	5/1/32	2,600	3,650
Oncor Electric Delivery Co. LLC	7.250%	1/15/33	3,680	5,328
Oncor Electric Delivery Co. LLC	7.500%	9/1/38	1,601	2,408
Oncor Electric Delivery Co. LLC	5.250%	9/30/40	925	1,131
Oncor Electric Delivery Co. LLC	4.550%	12/1/41	4,324	4,885
Oncor Electric Delivery Co. LLC	5.300%	6/1/42	425	527
Pacific Gas & Electric Co.	5.625%	11/30/17	6,930	7,704
Pacific Gas & Electric Co.	3.500%	10/1/20	23,700	24,620
Pacific Gas & Electric Co.	4.250%	5/15/21	9,150	9,901
Pacific Gas & Electric Co.	3.250%	9/15/21	750	766
Pacific Gas & Electric Co.	3.250%	6/15/23	9,980	10,024
Pacific Gas & Electric Co.	3.750%	2/15/24	3,250	3,385
Pacific Gas & Electric Co.	3.400%	8/15/24	5,325	5,390
Pacific Gas & Electric Co.	6.050%	3/1/34	30,737	39,124
Pacific Gas & Electric Co.	5.800%	3/1/37	8,795	10,772
Pacific Gas & Electric Co.	6.350%	2/15/38	650	852
Pacific Gas & Electric Co.	6.250%	3/1/39	4,575	5,975
Pacific Gas & Electric Co.	5.400%	1/15/40	10	12

88

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pacific Gas & Electric Co.	4.450%	4/15/42	2,469	2,603
Pacific Gas & Electric Co.	3.750%	8/15/42	175	167
Pacific Gas & Electric Co.	4.600%	6/15/43	9,475	10,204
Pacific Gas & Electric Co.	4.750%	2/15/44	4,368	4,826
Pacific Gas & Electric Co.	4.300%	3/15/45	1,475	1,514
PacifiCorp	5.650%	7/15/18	4,000	4,514
PacifiCorp	5.500%	1/15/19	6,900	7,794
PacifiCorp	2.950%	2/1/22	8,000	8,107
PacifiCorp	3.600%	4/1/24	6,450	6,660
PacifiCorp	7.700%	11/15/31	1,174	1,755
PacifiCorp	5.250%	6/15/35	100	121
PacifiCorp	5.750%	4/1/37	3,125	4,014
PacifiCorp	6.250%	10/15/37	20,655	27,985
PacifiCorp	6.000%	1/15/39	3,425	4,503
PacifiCorp	4.100%	2/1/42	4,845	5,109
Peco Energy Co.	1.200%	10/15/16	12,675	12,723
Peco Energy Co.	5.350%	3/1/18	675	748
Peco Energy Co.	2.375%	9/15/22	2,925	2,839
Pennsylvania Electric Co.	5.200%	4/1/20	5,400	5,944
Pennsylvania Electric Co.	6.150%	10/1/38	10,400	12,463
Pepco Holdings Inc.	2.700%	10/1/15	150	152
PG&E Corp.	2.400%	3/1/19	3,700	3,701
Potomac Electric Power Co.	3.600%	3/15/24	3,625	3,798
Potomac Electric Power Co.	6.500%	11/15/37	7,907	10,996
PPL Capital Funding Inc.	1.900%	6/1/18	1,225	1,223
PPL Capital Funding Inc.	3.500%	12/1/22	1,795	1,818
PPL Capital Funding Inc.	3.400%	6/1/23	3,495	3,500
PPL Capital Funding Inc.	3.950%	3/15/24	1,040	1,085
PPL Capital Funding Inc.	4.700%	6/1/43	2,250	2,437
PPL Capital Funding Inc.	5.000%	3/15/44	7,725	8,595
PPL Electric Utilities Corp.	3.000%	9/15/21	1,075	1,093
PPL Electric Utilities Corp.	6.250%	5/15/39	5,552	7,638
PPL Electric Utilities Corp.	5.200%	7/15/41	3,890	4,760
PPL Electric Utilities Corp.	4.125%	6/15/44	2,175	2,301
Progress Energy Inc.	4.875%	12/1/19	4,035	4,460
Progress Energy Inc.	4.400%	1/15/21	8,255	9,001
Progress Energy Inc.	7.750%	3/1/31	1,885	2,729
Progress Energy Inc.	7.000%	10/30/31	500	687
Progress Energy Inc.	6.000%	12/1/39	6,720	8,679
PSEG Power LLC	5.500%	12/1/15	14,240	14,830
PSEG Power LLC	2.750%	9/15/16	4,400	4,507
PSEG Power LLC	5.125%	4/15/20	1,276	1,404
PSEG Power LLC	4.150%	9/15/21	4,269	4,493
PSEG Power LLC	8.625%	4/15/31	350	513
Public Service Co. of Colorado	5.800%	8/1/18	1,475	1,676
Public Service Co. of Colorado	5.125%	6/1/19	9,725	10,985
Public Service Co. of Colorado	3.200%	11/15/20	4,100	4,264
Public Service Co. of Colorado	2.250%	9/15/22	5,650	5,428
Public Service Co. of Colorado	6.250%	9/1/37	2,325	3,239
Public Service Co. of Colorado	4.750%	8/15/41	2,925	3,411
Public Service Co. of Colorado	3.600%	9/15/42	11,100	10,801
Public Service Co. of New Hampshire	3.500%	11/1/23	1,804	1,865
Public Service Co. of Oklahoma	5.150%	12/1/19	100	113
Public Service Co. of Oklahoma	6.625%	11/15/37	4,675	6,324
Public Service Electric & Gas Co.	2.300%	9/15/18	6,200	6,287
Public Service Electric & Gas Co.	1.800%	6/1/19	2,050	2,032
Public Service Electric & Gas Co.	3.500%	8/15/20	500	526
Public Service Electric & Gas Co.	3.150%	8/15/24	4,200	4,273
Public Service Electric & Gas Co.	3.050%	11/15/24	650	653
Public Service Electric & Gas Co.	5.700%	12/1/36	3,382	4,369
Public Service Electric & Gas Co.	5.800%	5/1/37	4,900	6,377
Public Service Electric & Gas Co.	5.375%	11/1/39	5,972	7,523
Public Service Electric & Gas Co.	3.950%	5/1/42	15,220	15,745
Public Service Electric & Gas Co.	4.000%	6/1/44	2,200	2,291

89

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Puget Energy Inc.	6.500%	12/15/20	18,200	21,444
Puget Energy Inc.	6.000%	9/1/21	2,840	3,322
Puget Sound Energy Inc.	7.020%	12/1/27	1,000	1,349
Puget Sound Energy Inc.	5.483%	6/1/35	805	993
Puget Sound Energy Inc.	6.274%	3/15/37	5,175	6,991
Puget Sound Energy Inc.	5.757%	10/1/39	2,675	3,480
Puget Sound Energy Inc.	5.795%	3/15/40	1,624	2,134
Puget Sound Energy Inc.	5.764%	7/15/40	2,045	2,703
Puget Sound Energy Inc.	5.638%	4/15/41	3,718	4,798
Puget Sound Energy Inc.	4.434%	11/15/41	4,009	4,405
San Diego Gas & Electric Co.	5.300%	11/15/15	2,100	2,184
San Diego Gas & Electric Co.	3.000%	8/15/21	3,000	3,074
San Diego Gas & Electric Co.	3.600%	9/1/23	3,675	3,865
San Diego Gas & Electric Co.	5.350%	5/15/35	1,200	1,468
San Diego Gas & Electric Co.	6.125%	9/15/37	118	161
San Diego Gas & Electric Co.	6.000%	6/1/39	905	1,201
San Diego Gas & Electric Co.	5.350%	5/15/40	2,760	3,428
San Diego Gas & Electric Co.	4.500%	8/15/40	2,770	3,082
San Diego Gas & Electric Co.	3.950%	11/15/41	8,575	8,897
San Diego Gas & Electric Co.	4.300%	4/1/42	1,945	2,114
SCANA Corp.	4.750%	5/15/21	2,900	3,127
SCANA Corp.	4.125%	2/1/22	2,430	2,520
Scottish Power Ltd.	5.810%	3/15/25	900	1,042
Sierra Pacific Power Co.	6.000%	5/15/16	4,925	5,260
Sierra Pacific Power Co.	3.375%	8/15/23	10,848	11,263
Sierra Pacific Power Co.	6.750%	7/1/37	4,250	5,967
South Carolina Electric & Gas Co.	6.500%	11/1/18	1,660	1,937
South Carolina Electric & Gas Co.	6.625%	2/1/32	5,725	7,922
South Carolina Electric & Gas Co.	5.300%	5/15/33	243	291
South Carolina Electric & Gas Co.	6.050%	1/15/38	3,635	4,732
South Carolina Electric & Gas Co.	5.450%	2/1/41	4,120	5,084
South Carolina Electric & Gas Co.	4.350%	2/1/42	7,418	7,836
South Carolina Electric & Gas Co.	4.600%	6/15/43	10,133	11,276
South Carolina Electric & Gas Co.	4.500%	6/1/64	2,700	2,918
Southern California Edison Co.	5.000%	1/15/16	1,175	1,227
Southern California Edison Co.	3.875%	6/1/21	30,450	33,081
Southern California Edison Co.	6.650%	4/1/29	2,056	2,720
Southern California Edison Co.	6.000%	1/15/34	6,035	7,844
Southern California Edison Co.	5.750%	4/1/35	2,913	3,721
Southern California Edison Co.	5.350%	7/15/35	7,323	8,922
Southern California Edison Co.	5.550%	1/15/36	1,400	1,772
Southern California Edison Co.	5.625%	2/1/36	6,925	8,714
Southern California Edison Co.	5.550%	1/15/37	7,350	9,173
Southern California Edison Co.	5.950%	2/1/38	5,463	7,219
Southern California Edison Co.	6.050%	3/15/39	1,110	1,467
Southern California Edison Co.	5.500%	3/15/40	1,148	1,452
Southern California Edison Co.	4.500%	9/1/40	6,075	6,697
Southern California Edison Co.	3.900%	12/1/41	300	304
Southern California Edison Co.	4.050%	3/15/42	5,250	5,447
Southern California Edison Co.	4.650%	10/1/43	2,379	2,714
Southern Co.	1.300%	8/15/17	3,400	3,389
Southern Co.	2.150%	9/1/19	2,800	2,775
Southern Power Co.	5.150%	9/15/41	11,090	12,875
Southern Power Co.	5.250%	7/15/43	150	173
Southwestern Electric Power Co.	5.550%	1/15/17	1,128	1,219
Southwestern Electric Power Co.	5.875%	3/1/18	1,317	1,471
Southwestern Electric Power Co.	6.450%	1/15/19	3,625	4,218
Southwestern Electric Power Co.	3.550%	2/15/22	6,954	7,161
Southwestern Electric Power Co.	6.200%	3/15/40	2,060	2,678
Southwestern Public Service Co.	4.500%	8/15/41	3,645	4,026
Tampa Electric Co.	6.100%	5/15/18	275	313
Tampa Electric Co.	5.400%	5/15/21	2,262	2,644
Tampa Electric Co.	2.600%	9/15/22	3,025	2,961
Tampa Electric Co.	6.550%	5/15/36	3,000	4,174

90

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Tampa Electric Co.	4.350%	5/15/44	6,500	7,000
TECO Finance Inc.	4.000%	3/15/16	2,650	2,744
TECO Finance Inc.	6.572%	11/1/17	2,200	2,471
TECO Finance Inc.	5.150%	3/15/20	3,502	3,909
TransAlta Corp.	4.750%	1/15/15	1,575	1,577
TransAlta Corp.	6.650%	5/15/18	1,325	1,487
TransAlta Corp.	6.500%	3/15/40	3,044	3,273
8 Tri-State Generation & Transmission Association Inc.	3.700%	11/1/24	2,600	2,658
8 Tri-State Generation & Transmission Association Inc.	4.700%	11/1/44	2,350	2,500
Tucson Electric Power Co.	5.150%	11/15/21	2,125	2,375
UIL Holdings Corp.	4.625%	10/1/20	1,650	1,754
Union Electric Co.	6.700%	2/1/19	4,991	5,871
Union Electric Co.	3.500%	4/15/24	7,135	7,404
Union Electric Co.	5.300%	8/1/37	3,325	4,061
Union Electric Co.	8.450%	3/15/39	1,725	2,924
Union Electric Co.	3.900%	9/15/42	2,225	2,264
Virginia Electric & Power Co.	5.400%	1/15/16	1,320	1,384
Virginia Electric & Power Co.	5.400%	4/30/18	3,345	3,740
Virginia Electric & Power Co.	5.000%	6/30/19	3,300	3,696
Virginia Electric & Power Co.	2.950%	1/15/22	3,600	3,636
Virginia Electric & Power Co.	3.450%	9/1/22	665	694
Virginia Electric & Power Co.	3.450%	2/15/24	2,825	2,910
Virginia Electric & Power Co.	6.000%	1/15/36	5,575	7,276
Virginia Electric & Power Co.	6.000%	5/15/37	3,100	4,095
Virginia Electric & Power Co.	6.350%	11/30/37	3,450	4,796
Virginia Electric & Power Co.	8.875%	11/15/38	28	47
Virginia Electric & Power Co.	4.000%	1/15/43	3,653	3,742
Virginia Electric & Power Co.	4.650%	8/15/43	7,250	8,173
Virginia Electric and Power Co.	4.450%	2/15/44	9,475	10,399
Westar Energy Inc.	8.625%	12/1/18	1,150	1,429
Westar Energy Inc.	4.125%	3/1/42	8,530	8,971
Westar Energy Inc.	4.100%	4/1/43	5,475	5,712
Westar Energy Inc.	4.625%	9/1/43	875	999
Western Massachusetts Electric Co.	3.500%	9/15/21	2,650	2,764
Wisconsin Electric Power Co.	4.250%	12/15/19	4,600	4,998
Wisconsin Electric Power Co.	2.950%	9/15/21	2,500	2,550
Wisconsin Electric Power Co.	5.625%	5/15/33	1,025	1,320
Wisconsin Electric Power Co.	5.700%	12/1/36	1,250	1,651
Wisconsin Electric Power Co.	3.650%	12/15/42	418	421
Wisconsin Electric Power Co.	4.250%	6/1/44	3,425	3,692
5 Wisconsin Energy Corp.	6.250%	5/15/67	14,770	14,844
Wisconsin Power & Light Co.	2.250%	11/15/22	3,075	3,010
Wisconsin Power & Light Co.	6.375%	8/15/37	4,875	6,761
Wisconsin Power & Light Co.	4.100%	10/15/44	900	932
Wisconsin Public Service Corp.	3.671%	12/1/42	1,625	1,633
Xcel Energy Inc.	0.750%	5/9/16	6,250	6,241
Xcel Energy Inc.	5.613%	4/1/17	592	646
Xcel Energy Inc.	4.700%	5/15/20	1,000	1,110
Xcel Energy Inc.	6.500%	7/1/36	3,065	4,153
Natural Gas (0.1%)
AGL Capital Corp.	5.250%	8/15/19	885	989
AGL Capital Corp.	3.500%	9/15/21	4,845	5,015
AGL Capital Corp.	5.875%	3/15/41	2,560	3,210
AGL Capital Corp.	4.400%	6/1/43	3,675	3,874
Atmos Energy Corp.	8.500%	3/15/19	1,810	2,248
Atmos Energy Corp.	5.500%	6/15/41	10,395	12,709
Atmos Energy Corp.	4.150%	1/15/43	9,400	9,545
British Transco Finance Inc.	6.625%	6/1/18	5,305	6,126
KeySpan Corp.	8.000%	11/15/30	60	84
Laclede Group Inc.	4.700%	8/15/44	4,925	5,129
National Fuel Gas Co.	6.500%	4/15/18	3,000	3,407
National Fuel Gas Co.	4.900%	12/1/21	550	595
National Fuel Gas Co.	3.750%	3/1/23	5,575	5,590

91

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
National Grid plc	6.300%	8/1/16	8,800	9,502
ONE Gas Inc.	2.070%	2/1/19	3,750	3,755
ONE Gas Inc.	4.658%	2/1/44	1,525	1,743
Piedmont Natural Gas Co. Inc.	4.650%	8/1/43	2,350	2,711
Sempra Energy	6.500%	6/1/16	11,413	12,262
Sempra Energy	2.300%	4/1/17	6,275	6,391
Sempra Energy	6.150%	6/15/18	2,500	2,833
Sempra Energy	9.800%	2/15/19	2,260	2,902
Sempra Energy	2.875%	10/1/22	3,406	3,349
Sempra Energy	4.050%	12/1/23	11,535	12,206
Sempra Energy	6.000%	10/15/39	17,870	22,072
Southern California Gas Co.	5.750%	11/15/35	960	1,254
Southern California Gas Co.	3.750%	9/15/42	4,620	4,583
Southern California Gas Co.	4.450%	3/15/44	2,400	2,693
Other Utility (0.0%)
American Water Capital Corp.	6.085%	10/15/17	7,020	7,814
American Water Capital Corp.	3.850%	3/1/24	8,050	8,468
American Water Capital Corp.	6.593%	10/15/37	5,670	7,853
United Utilities plc	5.375%	2/1/19	5,455	5,928
United Utilities plc	6.875%	8/15/28	885	1,054
Veolia Environnement SA	6.750%	6/1/38	3,124	4,001
				2,734,330
Total Corporate Bonds (Cost $33,315,255)				34,978,603
Sovereign Bonds (U.S. Dollar-Denominated) (5.6%)
African Development Bank	2.500%	3/15/16	750	768
African Development Bank	1.250%	9/2/16	1,850	1,869
African Development Bank	1.125%	3/15/17	8,385	8,424
African Development Bank	0.875%	5/15/17	3,000	2,993
African Development Bank	0.875%	3/15/18	9,150	9,026
African Development Bank	1.625%	10/2/18	22,350	22,434
African Development Bank	2.375%	9/23/21	29,200	29,737
Asian Development Bank	0.500%	8/17/15	18,450	18,467
Asian Development Bank	2.500%	3/15/16	18,375	18,815
Asian Development Bank	0.500%	6/20/16	5,025	5,013
Asian Development Bank	5.500%	6/27/16	5,225	5,602
Asian Development Bank	0.750%	1/11/17	35,300	35,271
Asian Development Bank	1.125%	3/15/17	20,100	20,199
Asian Development Bank	5.250%	6/12/17	600	661
Asian Development Bank	5.593%	7/16/18	3,498	3,942
Asian Development Bank	1.750%	9/11/18	21,325	21,537
Asian Development Bank	1.875%	10/23/18	13,850	14,045
Asian Development Bank	1.750%	3/21/19	3,670	3,693
Asian Development Bank	1.875%	4/12/19	5,700	5,761
Asian Development Bank	1.375%	3/23/20	12,500	12,235
Asian Development Bank	2.125%	11/24/21	20,000	20,147
Asian Development Bank	5.820%	6/16/28	148	193
Banco do Brasil SA	3.875%	1/23/17	12,176	12,485
Banco do Brasil SA	3.875%	10/10/22	9,975	9,175
Canada	0.875%	2/14/17	35,750	35,772
Canada	1.625%	2/27/19	1,000	1,002
CNOOC Curtis Funding No 1 pty Ltd.	4.500%	10/3/23	5,000	5,269
CNOOC Finance 2013 Ltd.	3.000%	5/9/23	6,250	5,927
CNOOC Nexen Finance 2014 ULC	1.625%	4/30/17	5,150	5,134
CNOOC Nexen Finance 2014 ULC	4.250%	4/30/24	38,200	39,323
Corporacion Andina de Fomento	3.750%	1/15/16	12,925	13,251
Corporacion Andina de Fomento	8.125%	6/4/19	19,400	24,012
Corporacion Andina de Fomento	4.375%	6/15/22	25,044	26,993
Council Of Europe Development Bank	2.625%	2/16/16	6,900	7,068
Council Of Europe Development Bank	1.500%	2/22/17	13,150	13,317
Council Of Europe Development Bank	1.500%	6/19/17	3,300	3,337
Council Of Europe Development Bank	1.000%	3/7/18	13,500	13,363
Council Of Europe Development Bank	1.125%	5/31/18	12,620	12,504

92

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Council Of Europe Development Bank	1.750%	11/14/19	2,900	2,889
Ecopetrol SA	4.250%	9/18/18	3,015	3,136
Ecopetrol SA	7.625%	7/23/19	11,500	13,196
Ecopetrol SA	5.875%	9/18/23	18,735	19,993
Ecopetrol SA	4.125%	1/16/25	11,200	10,796
Ecopetrol SA	7.375%	9/18/43	5,000	5,349
Ecopetrol SA	5.875%	5/28/45	14,900	13,857
European Bank for Reconstruction & Development	2.750%	4/20/15	19,450	19,587
European Bank for Reconstruction & Development	2.500%	3/15/16	20,100	20,588
European Bank for Reconstruction & Development	1.375%	10/20/16	2,550	2,580
European Bank for Reconstruction & Development	1.000%	2/16/17	5,050	5,064
European Bank for Reconstruction & Development	0.750%	9/1/17	11,400	11,302
European Bank for Reconstruction & Development	1.000%	6/15/18	5,300	5,229
European Bank for Reconstruction & Development	1.000%	9/17/18	4,250	4,175
European Bank for Reconstruction & Development	1.625%	11/15/18	9,300	9,343
European Bank for Reconstruction & Development	1.750%	6/14/19	20,200	20,234
European Bank for Reconstruction & Development	1.750%	11/26/19	13,000	12,963
European Bank for Reconstruction & Development	1.500%	3/16/20	10,500	10,421
European Investment Bank	2.750%	3/23/15	20,800	20,912
European Investment Bank	4.875%	2/16/16	19,250	20,194
European Investment Bank	0.625%	4/15/16	40,700	40,777
European Investment Bank	2.500%	5/16/16	31,450	32,290
European Investment Bank	2.125%	7/15/16	22,200	22,716
European Investment Bank	0.500%	8/15/16	29,775	29,698
European Investment Bank	5.125%	9/13/16	19,100	20,526
European Investment Bank	1.250%	10/14/16	23,825	24,064
European Investment Bank	1.125%	12/15/16	18,500	18,522
European Investment Bank	4.875%	1/17/17	31,725	34,299
European Investment Bank	1.750%	3/15/17	44,825	45,663
European Investment Bank	0.875%	4/18/17	18,250	18,159
European Investment Bank	5.125%	5/30/17	45,555	50,035
European Investment Bank	1.625%	6/15/17	5,500	5,586
European Investment Bank	1.000%	8/17/17	23,925	23,848
European Investment Bank	1.125%	9/15/17	31,575	31,613
European Investment Bank	1.000%	12/15/17	21,900	21,796
European Investment Bank	1.000%	3/15/18	16,225	16,075
European Investment Bank	1.000%	6/15/18	6,850	6,760
European Investment Bank	1.625%	12/18/18	23,075	23,156
European Investment Bank	1.875%	3/15/19	77,000	77,850
European Investment Bank	1.750%	6/17/19	66,480	66,590
European Investment Bank	2.875%	9/15/20	18,600	19,570
European Investment Bank	4.000%	2/16/21	30,400	33,940
European Investment Bank	2.500%	4/15/21	40,000	41,212
European Investment Bank	2.125%	10/15/21	4,550	4,568
European Investment Bank	3.250%	1/29/24	18,500	19,943
European Investment Bank	2.500%	10/15/24	23,600	23,701
European Investment Bank	4.875%	2/15/36	935	1,207
Export Development Canada	1.250%	10/27/15	300	301
Export Development Canada	1.250%	10/26/16	12,750	12,847
9 Export Development Canada	1.000%	5/15/17	6,000	5,994
Export Development Canada	0.750%	12/15/17	14,875	14,625
Export Development Canada	1.500%	10/3/18	4,275	4,286
9 Export Development Canada	1.750%	8/19/19	8,200	8,185
9 Export Development Canada	1.625%	12/3/19	4,000	3,978
Export-Import Bank of Korea	3.750%	10/20/16	11,550	12,050
Export-Import Bank of Korea	4.000%	1/11/17	24,050	25,226
Export-Import Bank of Korea	1.750%	2/27/18	16,725	16,623
Export-Import Bank of Korea	2.875%	9/17/18	10,400	10,670
Export-Import Bank of Korea	2.375%	8/12/19	7,000	7,028
Export-Import Bank of Korea	5.125%	6/29/20	6,300	7,094
Export-Import Bank of Korea	4.000%	1/29/21	2,800	3,001
Export-Import Bank of Korea	4.375%	9/15/21	3,925	4,302
Export-Import Bank of Korea	5.000%	4/11/22	4,150	4,726
Export-Import Bank of Korea	4.000%	1/14/24	34,750	37,563

93

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Federative Republic of Brazil	6.000%	1/17/17	33,030	35,755
5 Federative Republic of Brazil	8.000%	1/15/18	9,831	10,716
Federative Republic of Brazil	5.875%	1/15/19	18,475	20,507
Federative Republic of Brazil	8.875%	10/14/19	12,270	15,338
Federative Republic of Brazil	4.875%	1/22/21	16,950	18,029
Federative Republic of Brazil	2.625%	1/5/23	9,750	8,936
Federative Republic of Brazil	8.875%	4/15/24	170	228
Federative Republic of Brazil	4.250%	1/7/25	34,500	34,684
Federative Republic of Brazil	8.750%	2/4/25	10,068	13,516
Federative Republic of Brazil	10.125%	5/15/27	8,742	13,332
Federative Republic of Brazil	8.250%	1/20/34	13,345	18,449
Federative Republic of Brazil	7.125%	1/20/37	17,591	22,491
5 Federative Republic of Brazil	11.000%	8/17/40	14,037	14,949
Federative Republic of Brazil	5.625%	1/7/41	32,750	35,043
Federative Republic of Brazil	5.000%	1/27/45	33,331	32,664
FMS Wertmanagement AoeR	0.625%	4/18/16	8,050	8,064
FMS Wertmanagement AoeR	1.125%	10/14/16	13,600	13,701
FMS Wertmanagement AoeR	0.625%	1/30/17	33,800	33,572
FMS Wertmanagement AoeR	1.125%	9/5/17	8,500	8,501
FMS Wertmanagement AoeR	1.000%	11/21/17	8,500	8,396
FMS Wertmanagement AoeR	1.625%	11/20/18	22,200	22,261
Hydro-Quebec	7.500%	4/1/16	2,155	2,331
Hydro-Quebec	2.000%	6/30/16	26,495	26,985
Hydro-Quebec	1.375%	6/19/17	3,700	3,709
Hydro-Quebec	8.400%	1/15/22	8,195	10,928
Hydro-Quebec	8.050%	7/7/24	3,310	4,646
Hydro-Quebec	8.500%	12/1/29	825	1,265
Industrial & Commercial Bank of China Ltd.	2.351%	11/13/17	5,450	5,445
Industrial & Commercial Bank of China Ltd.	3.231%	11/13/19	4,400	4,449
Inter-American Development Bank	4.250%	9/14/15	7,395	7,595
Inter-American Development Bank	0.625%	9/12/16	4,000	3,985
Inter-American Development Bank	5.125%	9/13/16	8,750	9,400
Inter-American Development Bank	1.375%	10/18/16	750	759
Inter-American Development Bank	0.875%	11/15/16	14,000	14,014
Inter-American Development Bank	1.125%	3/15/17	20,300	20,409
Inter-American Development Bank	1.000%	7/14/17	20,010	19,963
Inter-American Development Bank	2.375%	8/15/17	25,216	26,067
Inter-American Development Bank	0.875%	3/15/18	19,100	18,834
Inter-American Development Bank	1.750%	8/24/18	4,900	4,948
Inter-American Development Bank	4.250%	9/10/18	2,950	3,243
Inter-American Development Bank	1.125%	9/12/19	1,150	1,119
Inter-American Development Bank	3.875%	9/17/19	57,040	62,500
Inter-American Development Bank	1.750%	10/15/19	30,750	30,566
Inter-American Development Bank	3.875%	2/14/20	6,475	7,120
Inter-American Development Bank	2.125%	11/9/20	9,900	9,962
Inter-American Development Bank	3.000%	10/4/23	6,200	6,573
Inter-American Development Bank	3.000%	2/21/24	34,200	36,210
Inter-American Development Bank	7.000%	6/15/25	2,950	4,039
Inter-American Development Bank	3.875%	10/28/41	45	51
Inter-American Development Bank	3.200%	8/7/42	5,575	5,596
Inter-American Development Bank	4.375%	1/24/44	3,500	4,280
International Bank for Reconstruction & Development	2.125%	3/15/16	47,425	48,379
International Bank for Reconstruction & Development	5.000%	4/1/16	18,735	19,780
International Bank for Reconstruction & Development	0.500%	4/15/16	32,275	32,280
International Bank for Reconstruction & Development	1.000%	9/15/16	14,100	14,181
International Bank for Reconstruction & Development	0.625%	10/14/16	18,000	17,896
International Bank for Reconstruction & Development	0.750%	12/15/16	15,475	15,468
International Bank for Reconstruction & Development	0.875%	4/17/17	58,700	58,679
International Bank for Reconstruction & Development	1.125%	7/18/17	2,350	2,352
International Bank for Reconstruction & Development	1.375%	4/10/18	32,000	32,024
International Bank for Reconstruction & Development	1.875%	3/15/19	65,700	66,373
International Bank for Reconstruction & Development	1.875%	10/7/19	43,600	43,746
International Bank for Reconstruction & Development	2.125%	11/1/20	8,400	8,501
International Bank for Reconstruction & Development	2.250%	6/24/21	22,350	22,864

94

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
International Bank for Reconstruction & Development	7.625%	1/19/23	4,000	5,587
International Bank for Reconstruction & Development	2.500%	11/25/24	72,500	73,195
International Bank for Reconstruction & Development	8.875%	3/1/26	1,050	1,640
International Bank for Reconstruction & Development	4.750%	2/15/35	1,823	2,327
International Finance Corp.	2.750%	4/20/15	10,375	10,446
International Finance Corp.	2.250%	4/11/16	10,900	11,140
International Finance Corp.	0.500%	5/16/16	2,800	2,798
International Finance Corp.	0.625%	10/3/16	2,875	2,872
International Finance Corp.	0.625%	11/15/16	7,500	7,482
International Finance Corp.	1.125%	11/23/16	32,200	32,400
International Finance Corp.	1.000%	4/24/17	3,975	3,968
International Finance Corp.	2.125%	11/17/17	16,875	17,283
International Finance Corp.	0.625%	12/21/17	12,200	11,975
International Finance Corp.	0.875%	6/15/18	1,600	1,569
International Finance Corp.	1.250%	7/16/18	8,600	8,531
International Finance Corp.	1.750%	9/4/18	29,050	29,294
International Finance Corp.	1.750%	9/16/19	15,500	15,435
10 Japan Bank for International Cooperation	2.500%	1/21/16	6,300	6,431
10 Japan Bank for International Cooperation	2.500%	5/18/16	6,700	6,876
10 Japan Bank for International Cooperation	2.250%	7/13/16	12,775	13,085
10 Japan Bank for International Cooperation	1.125%	7/19/17	39,500	39,500
10 Japan Bank for International Cooperation	1.750%	7/31/18	15,000	15,113
10 Japan Bank for International Cooperation	1.750%	11/13/18	19,000	19,098
10 Japan Bank for International Cooperation	3.375%	7/31/23	6,600	7,137
10 Japan Bank for International Cooperation	3.000%	5/29/24	25,500	26,539
10 Japan Finance Organization for Municipalities	5.000%	5/16/17	4,050	4,421
10 Japan Finance Organization for Municipalities	4.000%	1/13/21	10,400	11,481
11 KFW	0.625%	4/24/15	33,225	33,256
11 KFW	2.625%	2/16/16	32,400	33,212
11 KFW	5.125%	3/14/16	36,950	39,017
11 KFW	0.500%	4/19/16	20,600	20,610
11 KFW	2.000%	6/1/16	35,750	36,503
11 KFW	0.500%	7/15/16	22,200	22,068
11 KFW	1.250%	10/5/16	34,725	35,079
11 KFW	0.625%	12/15/16	22,600	22,558
11 KFW	4.875%	1/17/17	3,780	4,093
11 KFW	1.250%	2/15/17	66,025	66,637
11 KFW	0.750%	3/17/17	36,100	35,869
11 KFW	0.875%	9/5/17	26,550	26,438
11 KFW	0.875%	12/15/17	44,000	43,468
11 KFW	4.375%	3/15/18	18,650	20,442
11 KFW	4.500%	7/16/18	14,325	15,832
11 KFW	1.875%	4/1/19	36,310	36,716
11 KFW	4.875%	6/17/19	28,105	31,975
11 KFW	1.750%	10/15/19	9,700	9,669
11 KFW	4.000%	1/27/20	43,850	48,464
11 KFW	2.750%	9/8/20	45,050	47,091
11 KFW	2.750%	10/1/20	43,850	45,839
11 KFW	2.375%	8/25/21	11,935	12,182
11 KFW	2.000%	10/4/22	23,500	23,232
11 KFW	2.125%	1/17/23	41,575	41,467
11 KFW	2.500%	11/20/24	35,000	35,459
11 KFW	0.000%	4/18/36	14,500	7,822
11 KFW	0.000%	6/29/37	220	114
Korea Development Bank	3.250%	3/9/16	13,200	13,508
Korea Development Bank	4.000%	9/9/16	4,250	4,436
Korea Development Bank	3.875%	5/4/17	15,500	16,214
Korea Development Bank	3.500%	8/22/17	5,400	5,623
Korea Development Bank	1.500%	1/22/18	11,000	10,857
Korea Development Bank	3.000%	3/17/19	5,000	5,153
Korea Development Bank	2.500%	3/11/20	2,500	2,499
Korea Development Bank	3.000%	9/14/22	20,000	20,070
Korea Development Bank	3.750%	1/22/24	14,400	15,226
Korea Finance Corp.	3.250%	9/20/16	11,100	11,450

95

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Korea Finance Corp.	2.250%	8/7/17	850	859
Korea Finance Corp.	4.625%	11/16/21	5,975	6,616
Landesbank Baden-Wuerttemberg	7.625%	2/1/23	1,000	1,249
11 Landwirtschaftliche Rentenbank	3.125%	7/15/15	12,505	12,693
11 Landwirtschaftliche Rentenbank	2.500%	2/15/16	3,325	3,398
11 Landwirtschaftliche Rentenbank	2.125%	7/15/16	11,250	11,513
11 Landwirtschaftliche Rentenbank	5.000%	11/8/16	5,556	5,990
11 Landwirtschaftliche Rentenbank	5.125%	2/1/17	9,795	10,657
11 Landwirtschaftliche Rentenbank	0.875%	9/12/17	11,825	11,766
11 Landwirtschaftliche Rentenbank	1.000%	4/4/18	7,200	7,120
11 Landwirtschaftliche Rentenbank	1.875%	9/17/18	12,500	12,681
11 Landwirtschaftliche Rentenbank	1.750%	4/15/19	3,400	3,398
11 Landwirtschaftliche Rentenbank	1.375%	10/23/19	12,650	12,426
Nexen Energy ULC	6.200%	7/30/19	3,500	3,999
Nexen Energy ULC	7.875%	3/15/32	9,965	14,033
Nexen Energy ULC	5.875%	3/10/35	4,687	5,535
Nexen Energy ULC	6.400%	5/15/37	9,880	12,409
Nexen Energy ULC	7.500%	7/30/39	6,755	9,271
Nordic Investment Bank	2.250%	3/15/16	3,775	3,855
Nordic Investment Bank	0.500%	4/14/16	10,700	10,701
Nordic Investment Bank	5.000%	2/1/17	5,200	5,639
Nordic Investment Bank	1.000%	3/7/17	2,450	2,456
Nordic Investment Bank	0.750%	1/17/18	18,350	18,076
Nordic Investment Bank	1.875%	6/14/19	13,500	13,583
North American Development Bank	2.300%	10/10/18	2,138	2,155
North American Development Bank	4.375%	2/11/20	2,600	2,850
North American Development Bank	2.400%	10/26/22	6,000	5,881
12 Oesterreichische Kontrollbank AG	1.750%	10/5/15	5,800	5,860
12 Oesterreichische Kontrollbank AG	2.000%	6/3/16	11,925	12,172
12 Oesterreichische Kontrollbank AG	0.750%	12/15/16	15,700	15,693
12 Oesterreichische Kontrollbank AG	5.000%	4/25/17	20,045	21,875
12 Oesterreichische Kontrollbank AG	1.125%	5/29/18	8,150	8,073
12 Oesterreichische Kontrollbank AG	2.375%	10/1/21	5,000	5,029
5 Oriental Republic of Uruguay	4.500%	8/14/24	17,183	18,044
5 Oriental Republic of Uruguay	7.625%	3/21/36	4,845	6,553
5 Oriental Republic of Uruguay	4.125%	11/20/45	24,775	22,050
5 Oriental Republic of Uruguay	5.100%	6/18/50	8,440	8,419
Pemex Project Funding Master Trust	5.750%	3/1/18	50,535	54,830
Pemex Project Funding Master Trust	6.625%	6/15/35	25,811	29,809
Pemex Project Funding Master Trust	6.625%	6/15/38	6,975	7,980
Petrobras Global Finance BV	2.000%	5/20/16	12,550	11,996
Petrobras Global Finance BV	4.875%	3/17/20	24,200	22,729
Petrobras Global Finance BV	4.375%	5/20/23	1,000	859
Petrobras Global Finance BV	6.250%	3/17/24	42,623	40,503
Petrobras Global Finance BV	5.625%	5/20/43	5,475	4,462
Petrobras Global Finance BV	7.250%	3/17/44	1,710	1,683
Petrobras International Finance Co. SA	3.875%	1/27/16	25,200	24,822
Petrobras International Finance Co. SA	6.125%	10/6/16	15,343	15,482
Petrobras International Finance Co. SA	3.500%	2/6/17	17,397	16,693
Petrobras International Finance Co. SA	5.875%	3/1/18	30,735	30,221
Petrobras International Finance Co. SA	8.375%	12/10/18	10,250	10,810
Petrobras International Finance Co. SA	7.875%	3/15/19	6,778	7,090
Petrobras International Finance Co. SA	5.750%	1/20/20	14,027	13,750
Petrobras International Finance Co. SA	5.375%	1/27/21	41,175	38,005
Petrobras International Finance Co. SA	6.875%	1/20/40	19,100	17,636
Petrobras International Finance Co. SA	6.750%	1/27/41	36,445	33,719
Petroleos Mexicanos	3.500%	7/18/18	11,560	11,748
Petroleos Mexicanos	8.000%	5/3/19	18,486	21,860
Petroleos Mexicanos	6.000%	3/5/20	11,243	12,555
Petroleos Mexicanos	5.500%	1/21/21	15,720	17,018
Petroleos Mexicanos	4.875%	1/24/22	15,000	15,714
Petroleos Mexicanos	3.500%	1/30/23	25,350	24,211
Petroleos Mexicanos	4.875%	1/18/24	14,200	14,702
5 Petroleos Mexicanos	2.290%	2/15/24	2,256	2,269

96

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
8 Petroleos Mexicanos	4.250%	1/15/25	7,300	7,264
Petroleos Mexicanos	2.378%	4/15/25	2,825	2,754
Petroleos Mexicanos	6.500%	6/2/41	18,630	21,520
Petroleos Mexicanos	5.500%	6/27/44	29,747	30,267
8 Petroleos Mexicanos	5.500%	6/27/44	14,750	15,008
Petroleos Mexicanos	6.375%	1/23/45	23,350	26,635
8 Petronas Capital Ltd.	5.250%	8/12/19	525	583
Province of British Columbia	2.100%	5/18/16	21,900	22,318
Province of British Columbia	1.200%	4/25/17	7,000	7,031
Province of British Columbia	2.650%	9/22/21	16,620	17,091
Province of British Columbia	2.000%	10/23/22	6,400	6,258
Province of British Columbia	6.500%	1/15/26	266	357
Province of Manitoba	4.900%	12/6/16	13,400	14,434
Province of Manitoba	1.300%	4/3/17	3,565	3,581
Province of Manitoba	1.125%	6/1/18	3,770	3,738
Province of Manitoba	1.750%	5/30/19	4,000	3,980
Province of Manitoba	2.100%	9/6/22	6,375	6,236
Province of Manitoba	3.050%	5/14/24	24,750	25,564
Province of New Brunswick	2.750%	6/15/18	14,750	15,346
Province of Nova Scotia	2.375%	7/21/15	8,690	8,791
Province of Nova Scotia	5.125%	1/26/17	3,500	3,824
Province of Ontario	4.750%	1/19/16	5,375	5,601
Province of Ontario	5.450%	4/27/16	30,325	32,179
Province of Ontario	2.300%	5/10/16	8,850	9,030
Province of Ontario	1.000%	7/22/16	15,025	15,061
Province of Ontario	1.600%	9/21/16	13,025	13,171
Province of Ontario	1.100%	10/25/17	17,750	17,577
Province of Ontario	3.150%	12/15/17	13,000	13,644
Province of Ontario	1.200%	2/14/18	1,450	1,440
Province of Ontario	3.000%	7/16/18	8,475	8,887
Province of Ontario	2.000%	9/27/18	9,700	9,801
Province of Ontario	2.000%	1/30/19	4,625	4,659
Province of Ontario	1.650%	9/27/19	8,800	8,666
Province of Ontario	4.000%	10/7/19	20,780	22,605
Province of Ontario	4.400%	4/14/20	29,915	33,552
Province of Ontario	2.500%	9/10/21	34,550	34,712
Province of Ontario	2.450%	6/29/22	9,975	9,919
Province of Ontario	3.200%	5/16/24	1,950	2,042
Quebec	5.000%	3/1/16	305	320
Quebec	5.125%	11/14/16	21,210	22,837
Quebec	4.625%	5/14/18	12,585	13,872
Quebec	3.500%	7/29/20	17,120	18,269
Quebec	2.750%	8/25/21	16,875	17,169
Quebec	2.625%	2/13/23	29,550	29,603
Quebec	7.500%	7/15/23	250	337
Quebec	7.125%	2/9/24	2,375	3,145
Quebec	2.875%	10/16/24	11,900	11,985
Quebec	7.500%	9/15/29	10,885	16,189
8 Ras Laffan Liquefied Natural Gas Co. Ltd. III	6.750%	9/30/19	350	411
Region of Lombardy Italy	5.804%	10/25/32	6,458	7,063
Republic of Chile	3.875%	8/5/20	3,600	3,860
Republic of Chile	3.250%	9/14/21	2,675	2,746
Republic of Chile	2.250%	10/30/22	9,975	9,499
Republic of Chile	3.125%	3/27/25	22,099	21,952
Republic of Chile	3.625%	10/30/42	9,050	8,185
Republic of Colombia	7.375%	1/27/17	20,475	22,650
Republic of Colombia	7.375%	3/18/19	13,450	15,824
Republic of Colombia	11.750%	2/25/20	3,350	4,708
Republic of Colombia	4.375%	7/12/21	17,675	18,532
5 Republic of Colombia	2.625%	3/15/23	25,000	23,163
Republic of Colombia	4.000%	2/26/24	6,400	6,506
Republic of Colombia	8.125%	5/21/24	6,440	8,517
Republic of Colombia	7.375%	9/18/37	9,872	13,169
Republic of Colombia	6.125%	1/18/41	25,625	30,679

97

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 Republic of Colombia	5.625%	2/26/44	25,350	28,392
Republic of Finland	6.950%	2/15/26	1,905	2,577
Republic of Italy	4.750%	1/25/16	24,850	25,813
Republic of Italy	5.250%	9/20/16	35,426	37,702
Republic of Italy	5.375%	6/12/17	9,050	9,799
Republic of Italy	6.875%	9/27/23	21,615	27,449
Republic of Italy	5.375%	6/15/33	16,595	19,549
Republic of Korea	7.125%	4/16/19	18,013	21,737
Republic of Korea	3.875%	9/11/23	26,100	28,670
Republic of Korea	5.625%	11/3/25	425	525
Republic of Korea	4.125%	6/10/44	11,900	14,087
Republic of Panama	5.200%	1/30/20	16,125	17,633
5 Republic of Panama	4.000%	9/22/24	7,350	7,479
Republic of Panama	7.125%	1/29/26	22,150	27,909
Republic of Panama	8.875%	9/30/27	650	929
Republic of Panama	9.375%	4/1/29	6,545	9,916
5 Republic of Panama	6.700%	1/26/36	16,795	21,442
5 Republic of Panama	4.300%	4/29/53	5,000	4,500
Republic of Peru	7.125%	3/30/19	20,750	24,537
Republic of Peru	7.350%	7/21/25	11,275	14,968
Republic of Peru	8.750%	11/21/33	14,037	21,856
5 Republic of Peru	6.550%	3/14/37	11,781	15,227
Republic of Peru	5.625%	11/18/50	23,695	27,842
Republic of Philippines	8.375%	6/17/19	20,000	25,400
Republic of Philippines	6.500%	1/20/20	4,600	5,525
Republic of Philippines	4.000%	1/15/21	15,675	16,983
Republic of Philippines	4.200%	1/21/24	24,250	26,311
Republic of Philippines	9.500%	10/21/24	900	1,332
Republic of Philippines	10.625%	3/16/25	17,325	27,919
Republic of Philippines	5.500%	3/30/26	11,325	13,432
Republic of Philippines	9.500%	2/2/30	16,350	26,582
Republic of Philippines	7.750%	1/14/31	21,600	31,184
Republic of Philippines	6.375%	1/15/32	4,500	5,899
Republic of Philippines	6.375%	10/23/34	38,690	51,845
Republic of Philippines	5.000%	1/13/37	975	1,140
Republic of Poland	5.000%	10/19/15	2,800	2,899
Republic of Poland	6.375%	7/15/19	40,890	47,795
Republic of Poland	5.125%	4/21/21	21,425	24,045
Republic of Poland	5.000%	3/23/22	17,602	19,703
Republic of Poland	3.000%	3/17/23	8,050	8,000
Republic of Poland	4.000%	1/22/24	16,325	17,284
Republic of South Africa	6.875%	5/27/19	15,575	17,785
Republic of South Africa	5.500%	3/9/20	9,250	10,083
Republic of South Africa	4.665%	1/17/24	13,575	14,033
Republic of South Africa	5.875%	9/16/25	16,000	18,000
Republic of South Africa	6.250%	3/8/41	6,900	8,151
Republic of South Africa	5.375%	7/24/44	11,900	12,465
Republic of Turkey	7.000%	9/26/16	32,225	34,960
Republic of Turkey	7.500%	7/14/17	26,025	29,096
Republic of Turkey	6.750%	4/3/18	18,425	20,548
Republic of Turkey	7.000%	3/11/19	23,650	26,981
Republic of Turkey	7.000%	6/5/20	28,075	32,655
Republic of Turkey	5.625%	3/30/21	20,675	22,734
Republic of Turkey	5.125%	3/25/22	13,085	14,001
Republic of Turkey	6.250%	9/26/22	24,000	27,405
Republic of Turkey	3.250%	3/23/23	12,000	11,400
Republic of Turkey	5.750%	3/22/24	21,200	23,691
Republic of Turkey	7.375%	2/5/25	31,075	38,572
Republic of Turkey	11.875%	1/15/30	9,700	17,193
Republic of Turkey	8.000%	2/14/34	2,450	3,360
Republic of Turkey	6.875%	3/17/36	23,100	28,663
Republic of Turkey	6.750%	5/30/40	14,700	18,155
Republic of Turkey	6.000%	1/14/41	34,750	39,441
Republic of Turkey	4.875%	4/16/43	14,200	14,138

98

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Republic of Turkey	6.625%	2/17/45	12,850	15,838
State of Israel	5.500%	11/9/16	8,100	8,779
State of Israel	5.125%	3/26/19	15,295	17,313
State of Israel	4.000%	6/30/22	9,100	9,874
State of Israel	3.150%	6/30/23	13,000	13,223
State of Israel	4.500%	1/30/43	11,700	11,866
Statoil ASA	1.800%	11/23/16	3,550	3,602
Statoil ASA	3.125%	8/17/17	9,325	9,724
Statoil ASA	1.250%	11/9/17	7,800	7,747
Statoil ASA	1.200%	1/17/18	2,050	2,024
Statoil ASA	1.950%	11/8/18	5,400	5,391
Statoil ASA	5.250%	4/15/19	17,953	20,165
Statoil ASA	2.250%	11/8/19	15,200	15,193
Statoil ASA	2.900%	11/8/20	4,450	4,543
Statoil ASA	2.750%	11/10/21	16,000	16,027
Statoil ASA	3.150%	1/23/22	11,300	11,418
Statoil ASA	2.450%	1/17/23	4,900	4,657
Statoil ASA	7.750%	6/15/23	25	32
Statoil ASA	2.650%	1/15/24	14,030	13,403
Statoil ASA	3.700%	3/1/24	13,725	14,206
Statoil ASA	3.250%	11/10/24	8,000	7,970
Statoil ASA	7.250%	9/23/27	5,375	7,347
8 Statoil ASA	6.500%	12/1/28	975	1,277
Statoil ASA	7.150%	1/15/29	2,950	4,070
Statoil ASA	5.100%	8/17/40	6,310	7,286
Statoil ASA	4.250%	11/23/41	8,395	8,589
Statoil ASA	3.950%	5/15/43	5,680	5,635
Statoil ASA	4.800%	11/8/43	7,500	8,511
Svensk Exportkredit AB	0.625%	9/4/15	15,800	15,826
Svensk Exportkredit AB	0.625%	5/31/16	5,200	5,205
Svensk Exportkredit AB	2.125%	7/13/16	7,950	8,129
Svensk Exportkredit AB	5.125%	3/1/17	1,400	1,524
Svensk Exportkredit AB	1.750%	5/30/17	8,900	9,050
Svensk Exportkredit AB	1.875%	6/17/19	11,000	10,997
8 Temasek Financial I Ltd.	5.375%	11/23/39	225	285
United Mexican States	11.375%	9/15/16	5,300	6,232
United Mexican States	5.625%	1/15/17	43,084	46,368
United Mexican States	5.950%	3/19/19	9,900	11,203
United Mexican States	5.125%	1/15/20	17,700	19,624
United Mexican States	3.500%	1/21/21	19,150	19,576
United Mexican States	3.625%	3/15/22	31,450	31,997
United Mexican States	4.000%	10/2/23	40,032	41,689
United Mexican States	3.600%	1/30/25	32,625	32,457
United Mexican States	8.300%	8/15/31	18,350	27,479
United Mexican States	6.750%	9/27/34	38,466	50,200
United Mexican States	6.050%	1/11/40	7,641	9,322
United Mexican States	4.750%	3/8/44	69,102	71,992
United Mexican States	5.550%	1/21/45	15,450	17,880
United Mexican States	5.750%	10/12/10	13,130	14,075
Total Sovereign Bonds (Cost $7,493,805)				7,677,847
Taxable Municipal Bonds (1.0%)
Alameda County CA Joint Powers Authority Lease
Revenue	7.046%	12/1/44	200	273
American Municipal Power Ohio Inc. Revenue
(Hydroelectric Projects)	6.449%	2/15/44	50	66
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	7.834%	2/15/41	1,025	1,555
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	6.053%	2/15/43	1,000	1,284
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	5.939%	2/15/47	6,040	7,612

99

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	6.270%	2/15/50	1,775	2,283
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	7.499%	2/15/50	1,550	2,308
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	8.084%	2/15/50	7,725	12,594
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.793%	4/1/30	2,375	3,020
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.918%	4/1/40	4,075	5,718
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.263%	4/1/49	7,285	10,280
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	7.043%	4/1/50	1,000	1,489
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.907%	10/1/50	7,530	11,116
California GO	5.750%	3/1/17	10,750	11,790
California GO	6.200%	3/1/19	1,400	1,617
California GO	6.200%	10/1/19	11,600	13,748
California GO	5.700%	11/1/21	24,250	28,587
California GO	7.500%	4/1/34	27,750	41,528
California GO	7.950%	3/1/36	550	683
California GO	7.550%	4/1/39	6,130	9,449
California GO	7.300%	10/1/39	6,010	8,819
California GO	7.350%	11/1/39	22,025	32,515
California GO	7.625%	3/1/40	14,550	22,334
California GO	7.600%	11/1/40	11,200	17,731
Central Puget Sound WA Regional Transit Authority
Sales & Use Tax Revenue	5.491%	11/1/39	1,510	1,907
Chicago IL Board of Education GO	6.319%	11/1/29	5,575	5,934
Chicago IL Board of Education GO	6.138%	12/1/39	3,150	3,138
Chicago IL GO	7.781%	1/1/35	1,860	2,223
Chicago IL GO	6.314%	1/1/44	11,000	11,603
Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	10,100	12,526
Chicago IL O'Hare International Airport Revenue	6.845%	1/1/38	1,450	1,655
Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	1,500	2,029
Chicago IL Transit Authority Sales Tax Receipts
Revenue	6.200%	12/1/40	2,850	3,377
Chicago IL Transit Authority Transfer Tax Receipts
Revenue	6.899%	12/1/40	6,985	8,801
Chicago IL Wastewater Transmission Revenue	6.900%	1/1/40	3,700	4,852
Chicago IL Water Revenue	6.742%	11/1/40	4,350	5,732
Clark County NV Airport System Revenue	6.881%	7/1/42	475	550
Clark County NV Airport System Revenue	6.820%	7/1/45	20	29
Commonwealth Financing Authority Pennsylvania
Revenue	6.218%	6/1/39	6,375	7,813
Connecticut GO	5.090%	10/1/30	8,270	9,428
Connecticut GO	5.850%	3/15/32	6,610	8,303
Connecticut Special Tax Revenue (Transportation
Infrastructure)	5.459%	11/1/30	3,300	3,900
Cook County IL GO	6.229%	11/15/34	5,550	6,143
Curators of the University of Missouri System Facilities
Revenue	5.960%	11/1/39	3,000	3,883
Curators of the University of Missouri System Facilities
Revenue	5.792%	11/1/41	3,000	4,014
Dallas County TX Hospital District Revenue	5.621%	8/15/44	2,100	2,706
Dallas TX Area Rapid Transit Revenue	4.922%	12/1/41	6,850	8,095
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	1,050	1,426
Dallas TX Area Rapid Transit Revenue	5.022%	12/1/48	4,000	4,898
Dallas TX Convention Center Hotel Development Corp.
Hotel Revenue	7.088%	1/1/42	4,675	6,301
Dallas TX Independent School District GO	6.450%	2/15/35	3,750	4,513
Dartmouth College New Hampshire GO	4.750%	6/1/19	1,185	1,327
Denver CO City & County School District No. 1 COP	4.242%	12/15/37	215	221

100

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Denver CO City & County School District No. 1 COP	7.017%	12/15/37	2,100	2,866
Denver CO City & County School District No. 1 GO	5.664%	12/1/33	1,325	1,600
District of Columbia Income Tax Revenue	5.591%	12/1/34	1,125	1,383
District of Columbia Income Tax Revenue	5.582%	12/1/35	1,600	1,982
District of Columbia Water & Sewer Authority Public
Utility Revenue	5.522%	10/1/44	700	883
District of Columbia Water & Sewer Authority Public
Utility Revenue	4.814%	10/1/14	11,800	13,368
East Baton Rouge LA Sewer Commission Revenue	6.087%	2/1/45	2,300	2,589
East Bay CA Municipal Utility District Water System
Revenue	5.874%	6/1/40	5,220	6,954
Emory University Georgia GO	5.625%	9/1/19	8,000	9,282
Energy Northwest Washington Electric Revenue
(Columbia Generating Station)	2.197%	7/1/19	4,000	3,975
Florida Hurricane Catastrophe Fund Finance Corp.
Revenue	2.107%	7/1/18	7,800	7,860
Florida Hurricane Catastrophe Fund Finance Corp.
Revenue	2.995%	7/1/20	12,350	12,551
George Washington University District of Columbia GO	3.485%	9/15/22	7,450	7,707
George Washington University District of Columbia GO	4.300%	9/15/44	5,100	5,341
Georgia GO	4.503%	11/1/25	7,220	8,069
Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	9,550	12,749
Georgia Municipal Electric Power Authority Revenue	6.655%	4/1/57	5,980	7,858
Georgia Municipal Electric Power Authority Revenue	7.055%	4/1/57	3,425	4,168
Houston TX Utility System Revenue	3.828%	5/15/28	3,050	3,231
Illinois GO	4.511%	3/1/15	11,650	11,731
Illinois GO	5.365%	3/1/17	15,925	17,082
Illinois GO	5.877%	3/1/19	8,295	9,195
Illinois GO	4.950%	6/1/23	13,275	14,049
Illinois GO	5.100%	6/1/33	49,224	49,119
Illinois GO	6.630%	2/1/35	7,055	7,895
Illinois GO	6.725%	4/1/35	5,275	5,896
Illinois GO	7.350%	7/1/35	650	762
Illinois Toll Highway Authority Revenue	6.184%	1/1/34	880	1,146
Illinois Toll Highway Authority Revenue	5.851%	12/1/34	1,650	2,142
Indianapolis IN Local Public Improvement Revenue	6.116%	1/15/40	9,700	12,790
JobsOhio Beverage System Statewide Liquor Profits
Revenue	3.985%	1/1/29	6,600	6,846
JobsOhio Beverage System Statewide Liquor Profits
Revenue	4.532%	1/1/35	4,175	4,537
Kansas Department of Transportation Highway
Revenue	4.596%	9/1/35	2,000	2,273
13 Kansas Development Finance Authority Revenue
(Public Employees Retirement System)	5.501%	5/1/34	4,300	5,013
Kentucky Asset/Liability Commission General Fund
Revenue	3.165%	4/1/18	518	533
La Paz County AZ Industrial Development Authority
Project Revenue (LCS Corrections Services, Inc.
Project)	7.000%	3/1/34	2,350	2,356
Las Vegas Valley Water District Nevada GO	7.013%	6/1/39	1,700	1,857
Los Angeles CA Community College District GO	6.600%	8/1/42	4,325	6,132
Los Angeles CA Community College District GO	6.750%	8/1/49	3,000	4,431
Los Angeles CA Department of Airports International
Airport Revenue	6.582%	5/15/39	20	26
Los Angeles CA Department of Water & Power
Revenue	5.716%	7/1/39	3,540	4,502
Los Angeles CA Department of Water & Power
Revenue	6.008%	7/1/39	6,350	8,085
Los Angeles CA Department of Water & Power
Revenue	6.166%	7/1/40	1,550	1,805
Los Angeles CA Department of Water & Power
Revenue	6.574%	7/1/45	2,700	3,896
Los Angeles CA Department of Water & Power
Revenue	6.603%	7/1/50	350	516

101

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Los Angeles CA Unified School District GO	5.750%	7/1/34	9,225	11,702
Los Angeles CA Unified School District GO	6.758%	7/1/34	7,210	10,053
Los Angeles County CA Metropolitan Transportation
Authority Sales Tax Revenue	5.735%	6/1/39	5,200	6,529
Los Angeles County CA Public Works Financing
Authority Lease Revenue	7.488%	8/1/33	4,300	5,716
Los Angeles County CA Public Works Financing
Authority Lease Revenue	7.618%	8/1/40	2,250	3,272
Maryland Transportation Authority Facilities Projects
Revenue	5.888%	7/1/43	2,330	3,040
Massachusetts GO	4.200%	12/1/21	5,000	5,497
Massachusetts GO	4.500%	8/1/31	500	555
Massachusetts GO	5.456%	12/1/39	4,600	5,773
Massachusetts School Building Authority Dedicated
Sales Tax Revenue	5.715%	8/15/39	2,550	3,275
Massachusetts Transportation Fund Revenue	5.731%	6/1/40	1,000	1,301
Massachusetts Water Pollution Abatement Trust
Revenue	5.192%	8/1/40	2,825	3,280
Metropolitan Government of Nashville & Davidson
County TN Convention Center Authority Tourism Tax
Revenue	6.731%	7/1/43	2,360	3,173
Metropolitan Government of Nashville & Davidson
County TN GO	5.707%	7/1/34	2,625	3,099
Metropolitan Washington DC/VA Airports Authority
Dulles Toll Road Revenue	7.462%	10/1/46	1,475	2,019
Metropolitan Water District of Southern California
Revenue	6.947%	7/1/40	1,670	2,004
Mississippi GO	5.245%	11/1/34	1,375	1,653
Missouri Highways & Transportation Commission Road
Revenue	5.445%	5/1/33	1,650	2,012
14 New Jersey Economic Development Authority
Revenue (State Pension Funding)	7.425%	2/15/29	15,150	19,283
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.754%	12/15/28	12,075	13,783
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	6.104%	12/15/28	14,355	16,022
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	6.561%	12/15/40	3,585	4,670
New Jersey Turnpike Authority Revenue	4.252%	1/1/16	200	200
15 New Jersey Turnpike Authority Revenue	4.252%	1/1/16	175,000	176
New Jersey Turnpike Authority Revenue	7.414%	1/1/40	14,100	21,263
New Jersey Turnpike Authority Revenue	7.102%	1/1/41	8,450	12,346
New York City NY GO	6.646%	12/1/31	20	24
New York City NY GO	6.246%	6/1/35	2,150	2,514
New York City NY GO	5.968%	3/1/36	3,200	4,107
New York City NY GO	5.985%	12/1/36	1,650	2,090
New York City NY GO	5.517%	10/1/37	6,800	8,341
New York City NY GO	6.271%	12/1/37	2,000	2,658
New York City NY GO	5.846%	6/1/40	2,100	2,703
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.750%	6/15/41	1,435	1,882
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.724%	6/15/42	470	625
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.952%	6/15/42	2,900	3,896
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	6.011%	6/15/42	1,050	1,420
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.440%	6/15/43	4,400	5,621
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.882%	6/15/44	20,850	28,045
New York City NY Transitional Finance Authority
Building Aid Revenue	6.828%	7/15/40	6,300	8,395

102

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
New York City NY Transitional Finance Authority Future
Tax Revenue	5.767%	8/1/36	2,125	2,663
New York City NY Transitional Finance Authority Future
Tax Revenue	5.508%	8/1/37	8,950	11,147
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	7.336%	11/15/39	9,755	14,910
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	6.089%	11/15/40	975	1,287
New York Metropolitan Transportation Authority
Revenue (Transit Revenue)	6.548%	11/15/31	700	908
New York Metropolitan Transportation Authority
Revenue (Transit Revenue)	5.871%	11/15/39	2,200	2,746
New York Metropolitan Transportation Authority
Revenue (Transit Revenue)	6.648%	11/15/39	4,170	5,675
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.500%	3/15/30	6,900	8,262
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.289%	3/15/33	3,150	3,737
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.628%	3/15/39	2,215	2,763
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.389%	3/15/40	1,425	1,799
New York State Urban Development Corp. Revenue
(Personal Income Tax)	5.770%	3/15/39	5,875	7,248
New York State Urban Development Corp. Revenue
(Personal Income Tax)	5.838%	3/15/40	1,600	2,015
New York University Hospitals Center GO	4.428%	7/1/42	3,500	3,546
New York University Hospitals Center Revenue	5.750%	7/1/43	5,050	6,183
North Texas Tollway Authority System Revenue	6.718%	1/1/49	11,070	16,083
Ohio State University General Receipts Revenue	4.910%	6/1/40	4,410	5,383
Ohio State University General Receipts Revenue	4.800%	6/1/11	2,675	2,912
Ohio State University General Receipts Revenue	5.590%	12/1/14	5,450	5,887
Ohio Water Development Authority Water Pollution
Control Loan Fund Revenue	4.879%	12/1/34	2,550	2,862
Orange County CA Local Transportation Authority Sales
Tax Revenue	6.908%	2/15/41	2,090	2,980
Oregon Department of Transportation Highway User
Tax Revenue	5.834%	11/15/34	2,425	3,147
Oregon GO	5.762%	6/1/23	1,950	2,276
Oregon GO	5.892%	6/1/27	2,730	3,390
15 Oregon School Boards Association GO	4.759%	6/30/28	9,955	11,075
13 Oregon School Boards Association GO	5.528%	6/30/28	1,200	1,398
Pennsylvania GO	4.650%	2/15/26	2,875	3,179
Pennsylvania GO	5.350%	5/1/30	7,400	8,205
Pennsylvania Public School Building Authority Lease
Revenue (School District of Philadelphia)	5.000%	9/15/27	2,617	2,845
Pennsylvania Turnpike Commission Revenue	6.105%	12/1/39	400	531
Pennsylvania Turnpike Commission Revenue	5.511%	12/1/45	1,450	1,789
Pennsylvania Turnpike Commission Revenue	5.561%	12/1/49	1,475	1,846
Philadelphia PA Industrial Development Authority City
Service Agreement Revenue	3.964%	4/15/26	2,285	2,301
Phoenix AZ GO	5.269%	7/1/34	5	6
Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	2,550	3,291
Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	11,575	14,299
Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	4,955	6,121
Port Authority of New York & New Jersey Revenue	4.960%	8/1/46	6,300	7,187
Port Authority of New York & New Jersey Revenue	5.310%	8/1/46	4,625	5,059
Port Authority of New York & New Jersey Revenue	4.926%	10/1/51	1,200	1,370
Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	21,400	22,584
President & Fellows of Harvard College Massachusetts
GO	4.875%	10/15/40	7,750	9,406
Princeton University New Jersey GO	5.700%	3/1/39	3,725	4,939
Regional Transportation District of Colorado Sales Tax
Revenue	5.844%	11/1/50	3,500	4,867

103

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Rutgers State University New Jersey Revenue	5.665%	5/1/40	3,225	4,086
Salt River Project Arizona Agricultural Improvement &
Power District Revenue	4.839%	1/1/41	1,900	2,256
San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	4,335	5,796
San Antonio TX Electric & Gas Systems Revenue	5.718%	2/1/41	2,725	3,549
San Antonio TX Electric & Gas Systems Revenue	5.808%	2/1/41	6,250	8,307
San Antonio TX Electric & Gas Systems Revenue	4.427%	2/1/42	5,500	6,082
San Diego County CA Regional Airport Authority
Revenue	5.594%	7/1/43	3,350	3,792
San Diego County CA Regional Transportation
Commission Sales Tax Revenue	5.911%	4/1/48	2,075	2,837
San Diego County CA Water Authority Revenue	6.138%	5/1/49	2,320	3,151
San Francisco CA City & County Public Utilities
Commission Water Revenue	6.000%	11/1/40	4,950	6,480
San Francisco CA City & County Public Utilities
Commission Water Revenue	6.950%	11/1/50	5,000	7,406
Santa Clara Valley CA Transportation Authority Sales
Tax Revenue	5.876%	4/1/32	8,800	10,681
South Carolina Public Service Authority Revenue	6.454%	1/1/50	8,300	11,442
Stanford University California GO	4.250%	5/1/16	2,250	2,349
Stanford University California GO	4.750%	5/1/19	20	22
Texas GO	5.517%	4/1/39	4,815	6,341
Texas Transportation Commission Revenue	5.028%	4/1/26	2,100	2,448
Texas Transportation Commission Revenue	5.178%	4/1/30	5,035	6,041
Texas Transportation Commission Revenue	4.631%	4/1/33	7,950	9,083
Texas Transportation Commission Revenue	4.681%	4/1/40	2,750	3,227
Tufts University Massachusetts GO	5.017%	4/15/12	8,425	9,168
University of California Regents Medical Center
Revenue	6.548%	5/15/48	4,250	5,841
University of California Regents Medical Center
Revenue	6.583%	5/15/49	2,575	3,544
University of California Revenue	1.796%	7/1/19	8,165	8,080
University of California Revenue	6.270%	5/15/31	500	570
University of California Revenue	5.770%	5/15/43	1,220	1,565
University of California Revenue	4.765%	5/15/44	5,350	5,741
University of California Revenue	5.946%	5/15/45	13,100	16,753
University of California Revenue	4.858%	5/15/12	18,000	19,090
University of Massachusetts Building Authority
Revenue	5.450%	11/1/40	1,700	2,053
University of North Carolina at Chapel Hill Revenue	3.847%	12/1/34	3,000	3,167
University of Southern California GO	5.250%	10/1/11	3,900	5,275
University of Texas System Revenue Financing System
Revenue	5.262%	7/1/39	1,650	2,061
University of Texas System Revenue Financing System
Revenue	6.276%	8/15/41	1,525	1,750
University of Texas System Revenue Financing System
Revenue	5.134%	8/15/42	100	123
University of Texas System Revenue Financing System
Revenue	4.794%	8/15/46	1,310	1,552
University of Virginia Revenue	6.200%	9/1/39	3,000	4,280
Utah GO	4.554%	7/1/24	2,525	2,839
Utah GO	3.539%	7/1/25	6,310	6,649
Utah Transit Authority Sales Tax Revenue	5.937%	6/15/39	3,330	4,418
Washington Convention Center Public Facilities District
Revenue	6.790%	7/1/40	400	502
Washington GO	5.090%	8/1/33	9,025	10,534
Washington GO	5.481%	8/1/39	870	1,090
Washington GO	5.140%	8/1/40	6,035	7,363
13 Wisconsin GO	5.700%	5/1/26	2,800	3,315
Total Taxable Municipal Bonds (Cost $1,177,386)				1,383,580

104

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2014

			Market
			Value
	Coupon	Shares	($000)
Temporary Cash Investment (4.7%)
Money Market Fund (4.7%)
16 Vanguard Market Liquidity Fund (Cost
$6,400,778)	0.126%	6,400,778,392	6,400,778
Total Investments (104.0%) (Cost $137,779,492)			142,165,364
Other Assets and Liabilities—Net (-4.0%)			(5,492,703)
Net Assets (100%)			136,672,661

1 Securities with a value of $148,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
2 U.S. government guaranteed.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of December 31, 2014.
7 Adjustable-rate security.
8 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the aggregate value of these securities was $524,974,000, representing 0.4% of net assets.
9 Guaranteed by the Government of Canada.
10 Guaranteed by the Government of Japan.
11 Guaranteed by the Federal Republic of Germany.
12 Guaranteed by the Republic of Austria.
13 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
14 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
15 Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
16 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
COP—Certificate of Participation.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.
__________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________
__________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

105

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA840 022015

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Bond Index Funds and the Shareholders of Vanguard Short-Term Bond Index Fund, Vanguard Intermediate-Term Bond Index Fund and Vanguard Long-Term Bond Index Fund:

In our opinion, the accompanying statements of net assets – investments summary and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Vanguard Short-Term Bond Index Fund, Vanguard Intermediate-Term Bond Index Fund and Vanguard Long-Term Bond Index Fund (the "Funds") at December 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and schedules of investments (hereafter referred to as "financial statements") are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and broker, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

February 10, 2015

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1700, Philadelphia, PA 19103-7042
T: (267) 330-3000, F: (267) 330-3300, www.pwc.com/us

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Bond Index Funds and the Shareholders of Vanguard Total Bond Market Index Fund:

In our opinion, the accompanying statement of net assets – investments summary and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Vanguard Total Bond Market Index Fund (the "Fund") at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and schedule of investments (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

February 10, 2015

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1700, Philadelphia, PA 19103-7042
T: (267) 330-3000, F: (267) 330-3300, www.pwc.com/us

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD BOND INDEX FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: February 18, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD BOND INDEX FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: February 18, 2015
VANGUARD BOND INDEX FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: February 18, 2015

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number
2-17620, Incorporated by Reference.